As filed with the Securities and Exchange Commission on February 27, 2004

                                                      1933 Act File No. 33-68704
                                                      1940 Act File No. 811-8006

                                    Form N-1A

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 /x/

                         Pre-Effective Amendment No. [ ]

                         Post-Effective Amendment No. 60

                                     and/or

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 /x/

                                Amendment No. 61


                          SCUDDER MG INVESTMENTS TRUST
               (Exact name of registrant as specified in charter)

                                One South Street
                            Baltimore, Maryland 21202
                                 (410) 895-5000

Daniel  O. Hirsch                                  Burton M. Leibert, Esq.
Scudder MG Investments Trust                       Willkie, Farr & Gallagher LLP
One South Street                                   787 Seventh Avenue
Baltimore, Maryland 21202                          New York, New York 10019
(Name and address of agent for service)            (Copies of Documents)

It is proposed that this filing will become effective (check appropriate box):

[   ] Immediately upon filing pursuant to paragraph (b)
[X  ] On March 1, 2004 pursuant to paragraph (b)
[   ] On ________________ pursuant to paragraph (a)(1)
[   ] 75 days after filing pursuant to paragraph (a)(2)

If appropriate, check the following box:

[   ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment

                                                                         SCUDDER
                                                                     INVESTMENTS

                           National Tax Free Funds II
                           Classes A, B and C


                             Prospectus

--------------------------------------------------------------------------------
                             March 1, 2004
--------------------------------------------------------------------------------
                          |
                          |  Scudder Short-Term Municipal Bond Fund


As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

Contents
--------------------------------------------------------------------------------

  How the Fund Works                      How to Invest in the Fund

    4  The Fund's Main Investment          19  Choosing a Share Class
        Strategy
                                           24  How to Buy Shares
    6  The Main Risks of Investing
       in the Fund                         25  How to Exchange or Sell Shares

    8  The Fund's Performance              26  Policies You Should Know
       History                                 About

   10  How Much Investors Pay              35  Understanding Distributions
                                               and Taxes
   11  Other Policies and Secondary
       Risks

   13  Who Manages and Oversees
       the Fund

   15  Financial Highlights

How the Fund Works

On the next few pages, you'll find information about the fund's investment goal, the main strategies it uses to pursue that goal and the main risks that could affect performance.


Whether you are considering investing in the fund or are already a shareholder, you'll want to look this information over carefully. You may want to keep it on hand for reference as well.


Remember that mutual funds are investments, not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down and you could lose money by investing in them.

--------------------------------------------------------------------------------
                                          |   Class A     Class B     Class C
                                          |
                             fund number  |   436         636         736

  Scudder Short-Term Municipal Bond Fund
--------------------------------------------------------------------------------

The Fund's Main Investment Strategy

The fund seeks a high level of income exempt from regular federal income tax, consistent with the preservation of capital. Under normal market conditions, the fund invests at least 80% of its assets, determined at the time of purchase, in municipal securities that pay interest exempt from regular federal income tax. There is no restriction on the percentage of assets that may be invested in obligations the interest on which is a preference item for purposes of the federal alternative minimum tax (AMT).


The fund invests primarily in investment grade short-term municipal securities. Municipal securities are debt securities issued by states and certain other municipal issuers, political subdivisions, agencies and public authorities that pay interest that is exempt from regular federal income tax. While the fund invests primarily in higher quality investment grade bonds, the fund may invest up to 15% of its assets in investment grade bonds that are rated in the fourth highest rating category. The fund may also invest a significant portion of its total assets (i.e., 25% or more) in private activity and industrial development bonds if the interest paid on them is exempt from regular federal income tax. The payment of principal and interest on a private activity or industrial development bond is generally dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property financed as security for such payment.


Up to 20% of the fund's total assets may be invested in certain taxable securities in order to maintain liquidity. The fund may also purchase securities on a when-issued basis.


--------------------------------------------------------------------------------

CREDIT QUALITY POLICIES Fixed income securities are generally investment grade if they are rated in one of the top four long-term rating categories of a nationally recognized statistical rating organization ("NRSRO") or of comparable quality.

In the event a security is rated below investment grade by an NRSRO and rated investment grade by another NRSRO, we will consider the security to be rated investment grade. The fund may choose not to sell securities that are downgraded after their purchase below the fund's minimum acceptable credit rating. The fund's credit standards also apply to counterparties of over-the-counter (OTC) derivative contracts.

In managing the fund, the portfolio managers look for securities that they believe offer the best value in keeping with the fund's goals of a high level of income exempt from regular federal income tax, consistent with the preservation of capital. In making their buy and sell decisions, the portfolio managers typically weigh a number of factors against each other, from economic outlooks and possible interest rate movements to characteristics of specific securities, such as coupon, maturity date and call date, credit condition and outlook, liquidity, and changes in supply and demand within the municipal bond market.


Issuer research lies at the heart of our investment process. In selecting individual securities for investment, the portfolio management team:

o uses credit research conducted by full time in-house analysts to determine the issuer's current and future potential ability to pay principal and interest;

o looks to exploit any inefficiencies between intrinsic value and trading price; and

o subordinates sector weightings to individual bonds that may add above-market value.


In addition, the portfolio managers intend to use various types of derivative instruments (instruments whose value is based on, for example, indices, commodities or securities) for hedging purposes or to enhance return. Such instruments may include inverse floaters, futures contracts, interest rate swaps and other over-the-counter derivatives. From time to time, the use of derivatives will be an important part of the fund's investment strategy.

Portfolio Maturity. The portfolio managers intend to maintain a dollar-weighted effective average portfolio maturity of no longer than three years. Subject to its portfolio maturity policy, the fund may purchase individual securities with any stated maturity. The dollar-weighted average portfolio maturity may be shorter than the stated maturity due to several factors, including but not limited to prepayment patterns, call dates and put features.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Bond maturity measures the time remaining until an issuer must repay a bond's principal in full.

The Main Risks of Investing in the Fund


There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.


Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of the fund's securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) In addition to the general risks associated with changing interest rates, the fund may also be subject to additional specific risks. As interest rates decline, the issuers of securities held by the fund may prepay principal earlier than scheduled, forcing the fund to reinvest in lower yielding securities. Prepayment may reduce the fund's income. As interest rates increase, fewer issuers tend to prepay, which may extend the average life of fixed income securities and have the effect of locking in a below-market interest rate, increasing the fund's effective duration and reducing the value of the security. Because the fund may invest in mortgage-related securities, it is more vulnerable to both of these risks.

Credit Risk. A fund purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, an issuer may be unable or unwilling to make timely payments on the interest and principal on the bonds it has issued.

Tax Liability Risk. Distributions by the fund that are derived from income from taxable securities held by the fund will generally be taxable to shareholders as ordinary income. Other distributions such as capital gains are also subject to federal taxation. New federal or state legislation could adversely affect the tax-exempt status of securities held by the fund, resulting in higher tax liability for shareholders. In addition, distribution of the fund's income and gains will generally be subject to state taxation.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This fund is designed for individuals who are seeking income that is exempt from regular federal income tax and are also seeking less volatility in the value of their investment than an investment in the Municipal Bond Fund.

Market Risk. Deteriorating conditions might cause a general weakness in the municipal securities market that reduces the overall level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the fund by reducing the relative attractiveness of bonds as an investment. Also, to the extent that the fund emphasizes bonds from any given industry, it could be hurt if that industry does not do well.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the fund.

Other factors that could affect performance include:

o the managers could be incorrect in their analysis of interest rate trends, credit quality or other factors or in their municipal securities selections generally

The Fund's Performance History

While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.


The bar chart shows how performance has varied from year to year, which may give some idea of risk. The bar chart does not reflect sales loads; if it did, total returns would be lower than those shown. The table on the following page shows how fund performance compares with a broad-based market index (which, unlike the fund, does not have any fees or expenses) and another benchmark (which does reflect fees and expenses). The table includes the effects of maximum sales loads. The performance of the fund, the index and the benchmark varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).


The inception date for Class A, B and C shares is February 28, 2003. Performance figures before that date are based on the historical performance of the fund's original share class (Institutional Class), adjusted to reflect the higher gross total annual operating expenses of Class A, B or C and the current applicable sales charges for Class A, B or C. Institutional Class shares are offered in a different prospectus.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for Class A only and will vary for Classes B and C. After-tax returns are estimates calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table.

Scudder Short-Term Municipal Bond Fund

--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year                     Class A
--------------------------------------------------------------------------------
THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

1996      5.31
1997      6.66
1998      4.85
1999      0.95
2000      6.07
2001      4.85
2002      4.90

2003      2.42



For the periods included in the bar chart:

Best Quarter: 2.20%, Q2 1997              Worst Quarter: -0.09%, Q2 1999

--------------------------------------------------------------------------------
Average Annual Total Returns (%) as of 12/31/2003
--------------------------------------------------------------------------------

                                     1 Year        5 Years      Since Inception*
--------------------------------------------------------------------------------
Class A
--------------------------------------------------------------------------------

  Return before Taxes                  0.37          3.40             4.47
--------------------------------------------------------------------------------
  Return after Taxes on                0.37          2.31             2.90
  Distributions
--------------------------------------------------------------------------------
  Return after Taxes on                0.45          2.34             2.86
  Distributions and Sale of Fund
  Shares
--------------------------------------------------------------------------------
Class B (Return before Taxes)         -1.34          2.87             3.92
--------------------------------------------------------------------------------
Class C (Return before Taxes)          1.65          3.05             3.92
--------------------------------------------------------------------------------
Index 1 (reflects no deductions        2.74          4.11             4.45
for fees, expenses or taxes)**
--------------------------------------------------------------------------------
Index 2**                              0.53          1.99             2.44
--------------------------------------------------------------------------------


Index 1: The Lehman Brothers 1-Year General Obligation Index is an unmanaged index including bonds with a minimum credit rating of BAA3, are issued as part of a deal of at least $50 million, have an amount outstanding of at least $5 million, have a maturity of one to two years, are backed by the full faith and credit of an issuer with taxing power, and have been issued after December 31, 1990.

Index 2: The iMoneyNet All Tax-Free Money Funds Average is the average of all tax-exempt municipal money market funds that invest in obligations of tax-exempt entities, including state and municipal authorities. Money market funds seek to maintain a stable net asset value. Generally, their performance is below that of a short term municipal bond fund.


* The fund's Institutional Class commenced operations on March 6, 1995.

**   Index comparisons begin on March 31, 1995.


Total returns from 2000 through 2003 would have been lower if operating expenses hadn't been reduced.

--------------------------------------------------------------------------------

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or
(800) 621-1048 or visit our Web site at www.scudder.com.





--------------------------------------------------------------------------------

The Return after Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number represents the fund's taxable distributions, not a shareholder's gain or loss from selling fund shares.

The Return after Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund's taxable distributions and a shareholder's gain or loss from selling fund shares.

How Much Investors Pay


This table describes the fees and expenses that you may pay if you buy and hold fund shares.
--------------------------------------------------------------------------------
Fee Table                                    Class A      Class B      Class C
--------------------------------------------------------------------------------

Shareholder Fees, paid directly from your investment
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on        2.00%          None         None
Purchases (as % of offering price)
--------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)          None*         4.00%        1.00%
(as % of original purchase price or
redemption proceeds, whichever is lower)
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from fund assets
--------------------------------------------------------------------------------
Management Fee                                0.40%         0.40%        0.40%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee              0.25          0.75         0.75
--------------------------------------------------------------------------------
Other Expenses**                              0.15          0.39         0.39
--------------------------------------------------------------------------------
Total Annual Operating Expenses***            0.80          1.54         1.54
--------------------------------------------------------------------------------


* The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see "Policies You Should Know About -- Policies about transactions") may be subject to a contingent deferred sales charge of 1.00% if redeemed within one year of purchase and 0.50% if redeemed during the second year following purchase.


** Estimated since Class A, B and C shares had only eight months of operations during the fund's last fiscal year. Includes a shareholder servicing fee of 0.25% for Class B and C shares.

*** Through February 28, 2005, the investment advisor and administrator have contractually agreed to waive their fees or reimburse expenses so that total operating expenses will not exceed 0.80% for Class A shares and 1.55% for Class B and C shares.

Based on the costs above, this example helps you compare the expenses of each share class to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.


--------------------------------------------------------------------------------
Example                    1 Year        3 Years        5 Years       10 Years
--------------------------------------------------------------------------------

Expenses, assuming you sold your shares at the end of each period
--------------------------------------------------------------------------------

Class A shares              $280           $450           $635        $1,170
--------------------------------------------------------------------------------
Class B shares               557            786          1,039         1,452
--------------------------------------------------------------------------------
Class C shares               257            486            839         1,834
--------------------------------------------------------------------------------

Expenses, assuming you kept your shares
--------------------------------------------------------------------------------
Class A shares              $280           $450           $635        $1,170
--------------------------------------------------------------------------------
Class B shares               157            486            839         1,452
--------------------------------------------------------------------------------
Class C shares               157            486            839         1,834
--------------------------------------------------------------------------------

Other Policies and Secondary Risks


While the sections on the previous pages describe the main points of the fund's strategy and risks, there are a few other issues to know about:

Other policies

o Although major changes tend to be infrequent, the fund's Board could change the fund's investment goal without seeking shareholder approval. However, the policy of investing at least 80% of its assets, determined at the time of purchase, in municipal securities that pay interest exempt from regular federal income tax cannot be changed without shareholder approval.


o As a temporary defensive measure, the fund could shift up to 100% of assets into investments such as money market securities or other short-term bonds that offer comparable levels of risk. This could prevent losses, but, while engaged in a temporary defensive position, the fund will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.


o The advisor measures credit quality at the time it buys securities, using independent rating agencies or, for unrated securities, its judgment that the securities are of equivalent quality. In addition, the advisor applies its own credit quality standards to evaluate securities. If a security's credit quality declines, the advisor will decide what to do with the security, based on the circumstances and its assessment of what would benefit shareholders most.


Secondary risks

Private Activity and Industrial Development Bond Risks. The payment of principal and interest on these bonds is generally dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property financed as security for such payment.

When-Issued and Delayed Delivery Securities Risk. The fund may purchase or sell a security at a future date for a predetermined price. The market value of the securities may change before delivery.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the fund has valued its securities too highly, you may end up paying too much for fund shares when you buy into the fund. If the fund underestimates its price, you may not receive the full market value for your fund shares when you sell.


For more information

This prospectus doesn't tell you about every policy or risk of investing in the fund.

If you want more information on the fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

Who Manages and Oversees the Fund


Investment Advisor. Deutsche Asset Management, Inc. ("DeAM, Inc."), with headquarters at 280 Park Avenue, New York, NY 10017, acts as the investment advisor for the fund. As investment advisor, DeAM, Inc., under the supervision of the Board of Trustees, makes the fund's investment decisions, buys and sells securities for the fund and conducts the research that leads to these purchase and sale decisions. DeAM, Inc. is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

The advisor receives a management fee from the fund. Below is the actual rate paid by the fund for the most recent fiscal year, as a percentage of the fund's average daily net assets:


--------------------------------------------------------------------------------
             Fund Name                                             Fee Paid
--------------------------------------------------------------------------------
             Scudder Short-Term Municipal Bond Fund                0.40%
--------------------------------------------------------------------------------

DeAM, Inc. provides a full range of investment advisory services to institutional and retail clients and is an indirect wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles.

The portfolio managers

The following people handle the day-to-day management of the fund.


  Philip G. Condon                          Shelly Deitert
  Managing Director of Deutsche Asset       Vice President of Deutsche Asset
  Management and Co-Lead Portfolio          Management and Portfolio Manager of
  Manager of the fund.                      the fund.
   o Joined Deutsche Asset Management        o Joined Deutsche Asset Management
     in 1983 and the fund in 2003.             in 1997 and the fund in 2003.
   o Over 28 years of investment             o Over 7 years of investment
     industry experience.                      industry experience.
   o MBA, University of Massachusetts
     at Amherst.

  Ashton P. Goodfield
  CFA, Managing Director of Deutsche
  Asset Management and Co-Lead Portfolio
  Manager of the fund.
   o Joined Deutsche Asset Management
     in 1986 and the fund in 2003.
   o Over 18 years of investment
     industry experience.

Financial Highlights


These tables are designed to help you understand the fund's financial performance in recent years. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose reports, along with the fund's financial statements, are included in the fund's annual report (see "Shareholder reports" on the back cover).


Scudder Short-Term Municipal Bond Fund -- Class A

--------------------------------------------------------------------------------
                                                                          2003^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                                    $10.40
--------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                    .18
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions      (.04)
--------------------------------------------------------------------------------
  Total from investment operations                                         .14
--------------------------------------------------------------------------------
Less distributions from:                                                  (.18)
  Net investment income
--------------------------------------------------------------------------------
Net asset value, end of period                                          $10.36
--------------------------------------------------------------------------------
Total Return (%)^b                                                        1.31**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                     126
--------------------------------------------------------------------------------
Ratio of expenses (%)                                                      .80*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                 2.34*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                 34*
--------------------------------------------------------------------------------

^a For the period from February 28, 2003 (commencement of operations of Class A shares) to October 31, 2003.

^b   Total return does not reflect the effect of any sales charges.

*    Annualized

**   Not annualized

Scudder Short-Term Municipal Bond Fund -- Class B

--------------------------------------------------------------------------------
                                                                          2003^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                                    $10.40
--------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                    .12
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions      (.05)
--------------------------------------------------------------------------------
  Total from investment operations                                         .07
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                   (.12)
--------------------------------------------------------------------------------
Net asset value, end of period                                          $10.35
--------------------------------------------------------------------------------
Total Return (%)^b                                                         .81**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                       6
--------------------------------------------------------------------------------
Ratio of expenses (%)                                                     1.54*
--------------------------------------------------------------------------------
Ratio of net investment income (%)                                        1.61*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                 34*
--------------------------------------------------------------------------------

^a For the period from February 28, 2003 (commencement of operations of Class B shares) to October 31, 2003.

^b   Total return does not reflect the effect of any sales charges.

*    Annualized

**   Not annualized

Scudder Short-Term Municipal Bond Fund -- Class C

--------------------------------------------------------------------------------
                                                                          2003^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                                    $10.40
--------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                    .12
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions      (.05)
--------------------------------------------------------------------------------
  Total from investment operations                                         .07
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                   (.12)
--------------------------------------------------------------------------------
Net asset value, end of period                                          $10.35
--------------------------------------------------------------------------------
Total Return (%)^b                                                         .71**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                      66
--------------------------------------------------------------------------------
Ratio of expenses (%)                                                     1.54*
--------------------------------------------------------------------------------
Ratio of net investment income (%)                                        1.61*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                 34*
--------------------------------------------------------------------------------

^a For the period from February 28, 2003 (commencement of operations of Class C shares) to October 31, 2003.

^b   Total return does not reflect the effect of any sales charges.

*    Annualized

**   Not annualized

How to Invest in the Fund

The following pages tell you about many of the services, choices and benefits of being a shareholder. You'll also find information on how to check the status of your account using the method that's most convenient for you.

You can find out more about the topics covered here by speaking with your financial advisor.

Choosing a Share Class


This prospectus offers three share classes for the fund. Each class has its own fees and expenses, offering you a choice of cost structures. The fund offers other classes of shares separately. Class A, Class B and Class C shares are intended for investors seeking the advice and assistance of a financial advisor, who will typically receive compensation for those services.


Before you invest, take a moment to look over the characteristics of each share class, so that you can be sure to choose the class that's right for you. You may want to ask your financial advisor to help you with this decision.

We describe each share class in detail on the following pages. But first, you may want to look at the table below, which gives you a brief comparison of the main features of each class.

================================================================================
Classes and features                      Points to help you compare
================================================================================
Class A

o Sales charges of up to 2.00% charged    o Some investors may be able to reduce
  when you buy shares                       or eliminate their sales charges;
                                            see next page
o In most cases, no charges when you
  sell shares                             o Total annual expenses are lower than
                                            those for Class B or Class C

o 0.25% annual distribution fee


================================================================================
Class B

o No charges when you buy shares          o The deferred sales charge rate falls
                                            to zero after six years
o Deferred sales charge declining from
  4.00%, charged when you sell shares     o Shares automatically convert to
  you bought within the last six years      Class A after six years, which means
                                            lower annual expenses going forward
o 0.75% annual distribution fee and
  0.25% annual shareholder servicing fee
================================================================================
Class C


o No charges when you buy shares          o The deferred sales charge rate is
                                            lower than for Class B, but your
o Deferred sales charge of 1.00%,           shares never convert to Class A, so
  charged when you sell shares you          annual expenses remain higher
  bought within the last year


o 0.75% annual distribution fee and
  0.25% annual shareholder servicing fee
================================================================================

Your financial advisor will typically be paid a fee when you buy shares and may receive different levels of compensation depending upon which class of shares you buy. In addition to these payments, the fund's advisor or its affiliates may provide compensation to your financial advisor for distribution, administrative and promotional services.

Class A shares



Class A shares have a 12b-1 plan, under which a distribution fee of 0.25% is deducted from class assets each year. Because distribution fees are continuous in nature, these fees may, over time, increase the cost of your investment and may cost you more than paying other types of sales charges.


Class A shares have a sales charge that varies with the amount you invest:

---------------------------------------------------------------------
                       Front-end Sales charge  Front-end Sales charge
                             as a % of          as a % of your net
Your investment          offering price*           investment
---------------------------------------------------------------------
Up to $100,000                 2.00                   2.04
---------------------------------------------------------------------
$100,000-$249,999              1.75                   1.78
---------------------------------------------------------------------
$250,000-$499,999              1.50                   1.52
---------------------------------------------------------------------
$500,000-$999,999              1.25                   1.26
---------------------------------------------------------------------
$1 million or more    See below and next page
---------------------------------------------------------------------

* The offering price includes the sales charge.


You may be able to lower your Class A sales charges if:


o you plan to invest at least $100,000 over the next 24 months ("letter of intent")

o the amount of shares you already own (including shares in certain other funds) plus the amount you're investing now is at least $100,000 ("cumulative discount")

o you are investing a total of $100,000 or more in several funds at once ("combined purchases")

The point of these three features is to let you count investments made at other times and in certain other funds for purposes of calculating your present sales charge. Any time you can use the privileges to "move" your investment into a lower sales charge category in the table above, it's generally beneficial for you to do so. You can take advantage of these methods by filling in the appropriate sections of your application or by speaking with your financial advisor.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Class A shares may make sense for long-term investors, especially those who are eligible for reduced or eliminated sales charges.

You may be able to buy Class A shares without sales charges when you are:

o  reinvesting dividends or distributions

o participating in an investment advisory program under which you pay a fee to an investment advisor or other firm for portfolio management services

o exchanging an investment in Class A shares of another fund for an investment in the fund

o a current or former director or trustee of the Deutsche or Scudder mutual funds

o an employee, the employee's spouse or life partner and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a sub-advisor to any fund in the Scudder family of funds or a broker-dealer authorized to sell shares of the funds

There are a number of additional provisions that apply in order to be eligible for a sales charge waiver. The fund may waive the sales charges for investors in other situations as well. Your financial advisor or Shareholder Services can answer your questions and help you determine if you are eligible.

If you're investing $1 million or more, either as a lump sum or through one of the sales charge reduction features described on the previous page, you may be eligible to buy Class A shares without sales charges. However, you may be charged a contingent deferred sales charge (CDSC) of 1.00% on any shares you sell within the first year of owning them and a similar charge of 0.50% on shares you sell within the second year of owning them ("Large Order NAV Purchase Privilege"). This CDSC is waived under certain circumstances (see "Policies You Should Know About"). Your financial advisor or Shareholder Services can answer your questions and help you determine if you're eligible.

Class B shares



With Class B shares, you pay no up-front sales charges. Class B shares have a 12b-1 Plan, under which a distribution fee of 0.75% is deducted from class assets each year. Class B shares also deduct a 0.25% shareholder servicing fee from class assets each year. This means the annual expenses for Class B shares are somewhat higher (and their performance correspondingly lower) compared to Class A shares. After six years, Class B shares automatically convert to Class A shares, which has the net effect of lowering the annual expenses from the seventh year on. However, unlike Class A shares, your entire investment goes to work immediately.


Class B shares have a CDSC. This charge declines over the years you own shares and disappears completely after six years of ownership. But for any shares you sell within those six years, you may be charged as follows:

---------------------------------------------------------------------
Year after you bought shares           CDSC on shares you sell
---------------------------------------------------------------------
First year                                    4.00%
---------------------------------------------------------------------
Second or third year                           3.00
---------------------------------------------------------------------
Fourth or fifth year                           2.00
---------------------------------------------------------------------
Sixth year                                     1.00
---------------------------------------------------------------------
Seventh year and later         None (automatic conversion to Class A)
---------------------------------------------------------------------

This CDSC is waived under certain circumstances (see "Policies You Should Know About"). Your financial advisor or Shareholder Services can answer your questions and help you determine if you're eligible.

While Class B shares don't have any front-end sales charges, their higher annual expenses mean that over the years you could end up paying more than the equivalent of the maximum allowable front-end sales charge.


If you are thinking of making a large purchase in Class B shares or if you already own a large amount of Class A shares in this fund or other Scudder funds, it may be more cost efficient to purchase Class A shares instead. You should consult with your financial advisor to determine which class of shares is appropriate for you.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Class B shares may make sense for long-term investors who prefer to see all of their investment go to work right away and can accept somewhat higher annual expenses.

Class C shares


Like Class B shares, Class C shares have no up-front sales charges and have a 12b-1 plan under which a distribution fee of 0.75% is deducted from class assets each year. Class C shares also deduct a 0.25% shareholder servicing fee from class assets each year. Because of these fees, the annual expenses for Class C shares are similar to those of Class B shares, but higher than those for Class A shares (and the performance of Class C shares is correspondingly lower than that of Class A shares). However, unlike Class A shares, your entire investment goes to work immediately.


Unlike Class B shares, Class C shares do NOT automatically convert to Class A shares after six years, so they continue to have higher annual expenses.

Class C shares have a CDSC, but only on shares you sell within one year of buying them:

---------------------------------------------------------------------
Year after you bought shares           CDSC on shares you sell
---------------------------------------------------------------------
First year                                      1.00%
---------------------------------------------------------------------
Second year and later                            None
---------------------------------------------------------------------

This CDSC is waived under certain circumstances (see "Policies You Should Know About"). Your financial advisor or Shareholder Services can answer your questions and help you determine if you're eligible.

While Class C shares don't have any front-end sales charges, their higher annual expenses mean that over the years you could end up paying more than the equivalent of the maximum allowable front-end sales charge.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Class C shares may appeal to investors who plan to sell some or all shares within six years of buying them or who aren't certain of their investment time horizon.

How to Buy Shares
Once you've chosen a share class, use these instructions to make investments.

================================================================================
First investment                          Additional investments
================================================================================
$1,000 or more for regular accounts       $50 or more for regular accounts

                                          $50 or more with an Automatic
                                          Investment Plan
================================================================================
Through a financial advisor

o Contact your advisor using the method   o Contact your advisor using the
  that's most convenient for you            method that's most convenient for
                                            you
================================================================================
By mail or express mail (see below)

o Fill out and sign an application        o Send a check made out to "Scudder
                                            Funds" and a Scudder investment slip
o Send it to us at the appropriate          to us at the appropriate address
  address, along with an investment         below
  check
                                          o If you don't have an investment
                                            slip, simply include a letter with
                                            your name, account number, the full
                                            name of the fund and the share class
                                            and your investment instructions
================================================================================
By wire

o Call (800) 621-1048 for instructions    o Call (800) 621-1048 for instructions
================================================================================
By phone

Not available                             o Call (800) 621-1048 for instructions
================================================================================
With an automatic investment plan

Not available                             o To set up regular investments from a
                                            bank checking account, call
                                            (800) 621-1048
================================================================================
On the Internet

Not available                             o Call (800) 621-1048 to establish
                                            Internet access

                                          o Go to www.scudder.com and log in

                                          o Follow the instructions for buying
                                            shares with money from your bank
                                            account
================================================================================

--------------------------------------------------------------------------------
Regular mail:
First Investment: Scudder Investments, PO Box 219356, Kansas City, MO 64121-9356 Additional Investments: Scudder Investments, PO Box 219154, Kansas City, MO 64121-9154

Express, registered or certified mail:
Scudder Investments, 811 Main Street, Kansas City, MO 64105-2005

Fax number: (800) 821-6234 (for exchanging and selling only)

How to Exchange or Sell Shares
Use these instructions to exchange or sell shares in your account.

================================================================================
Exchanging into another fund              Selling shares
================================================================================

$1,000 or more to open a new account      Some transactions, including most for
                                          over $100,000, can only be ordered in
$50 or more for exchanges between         writing with a signature guarantee; if
existing accounts                         you're in doubt, see page 29

================================================================================
Through a financial advisor

o Contact your advisor by the method      o Contact your advisor by the method
  that's most convenient for you            that's most convenient for you
================================================================================
By phone or wire

o Call (800) 621-1048 for instructions    o Call (800) 621-1048 for instructions
================================================================================
By mail, express mail or fax
(see previous page)

Write a letter that includes:             Write a letter that includes:

o the fund, class and account number      o the fund, class and account number
  you're exchanging out of                  from which you want to sell shares

o the dollar amount or number of shares   o the dollar amount or number of
  you want to exchange                      shares you want to sell

o the name and class of the fund you      o your name(s), signature(s) and
  want to exchange into                     address, as they appear on your
                                            account
o your name(s), signature(s) and
  address, as they appear on your account o a daytime telephone number

o a daytime telephone number
================================================================================
With an automatic exchange plan

o To set up regular exchanges from a      Not available
  fund account, call (800) 621-1048
================================================================================
With an automatic withdrawal plan

Not available                             o To set up regular cash payments from
                                            a fund account, call (800) 621-1048
================================================================================
On the Internet

o Call (800) 621-1048 to establish        o Call (800) 621-1048 to establish
  Internet access                           Internet access

o Go to www.scudder.com and log in        o Go to www.scudder.com and log in

o Follow the instructions for making      o Follow the instructions for making
  on-line exchanges                         on-line exchanges
================================================================================

Policies You Should Know About


Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on dividends and taxes, applies to all investors, including those investing through financial advisors.

If you are investing through a financial advisor, check the materials you received from them about how to buy and sell shares. As a general rule, you should follow the information in those materials wherever it contradicts the information given here. Please note that a financial advisor may charge fees separate from those charged by the fund.

Keep in mind that the information in this prospectus applies only to the fund's Class A, Class B and Class C shares. The fund has other share classes, which are described in separate prospectuses and have different fees, requirements and services.


In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your financial advisor or call (800) 621-1048.

Policies about transactions

The fund is open for business each day the New York Stock Exchange is open. The fund calculates its share price for each class every business day, as of the close of regular trading on the Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). You can place an order to buy or sell shares at any time.

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. Some or all of this information will be used to verify the identity of all persons opening an account.

We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity, and in some cases the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.

We will attempt to collect any missing required and requested information by contacting you or your financial intermediary. If we are unable to obtain this information within the time frames established by the fund, then we may reject your application and order.


The fund will not invest your purchase until all required and requested identification information has been provided and your application has been submitted in "good order." After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated (less any applicable sales charges).


If we are unable to verify your identity within time frames established by the fund, after a reasonable effort to do so, you will receive written notification.

The fund generally will not accept new account applications to establish an account with a non-US address (APO/FPO and US territories are acceptable) or for a non-resident alien.


Because orders placed through financial advisors must be forwarded to the transfer agent before they can be processed, you'll need to allow extra time. A representative of your financial advisor should be able to tell you when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.

ScudderACCESS the Scudder Automated Information Line, is available 24 hours a day by calling (800) 972-3060. You can use ScudderACCESS to get information on Scudder funds generally and on accounts held directly at Scudder. You can also use it to make exchanges and sell shares.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

The Scudder Web site can be a valuable resource for shareholders with Internet access. Go to www.scudder.com to get up-to-date information, review balances or even place orders for exchanges.

QuickBuy and QuickSell let you set up a link between a Scudder account and a bank account. Once this link is in place, you can move money between the two with a phone call. You'll need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed and there is a $50 minimum and a $250,000 maximum. To set up QuickBuy or QuickSell on a new account, see the account application; to add it to an existing account, call (800) 621-1048.


Telephone and electronic transactions. You are automatically entitled to telephone and electronic transaction privileges, but you may elect not to have them when you open your account or by contacting Shareholder Services at a later date.


Since many transactions may be initiated by telephone or electronically, it's important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur as a result. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.


Exchanges are a shareholder privilege, not a right: we may reject any exchange order or require a shareholder to own shares of the fund for 15 days before we process the order for the other fund, particularly when there appears to be a pattern of "market timing" or other frequent purchases and sales. We may also reject or limit purchase orders for these or other reasons. However, there is no assurance that these policies will be effective in limiting the practice of market timing in all cases.


The fund accepts payment for shares only in US dollars by check, bank or Federal Funds wire transfer, or by electronic bank transfer. Please note that we cannot accept cash, money orders, traveler's checks, starter checks, third party checks, checks drawn on foreign banks or checks issued by credit card companies or Internet-based companies.

When you ask us to send or receive a wire, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are generally completed within 24 hours. The fund can only send wires of $1,000 or more and accept wires of $50 or more.

We do not issue share certificates.

When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. The only exception is if you want money wired to a bank account that is already on file with us; in that case, you don't need a signature guarantee. Also, you don't generally need a signature guarantee for an exchange, although we may require one in certain other circumstances.

A signature guarantee is simply a certification of your signature -- a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange, or any member or participant of an approved signature guarantor program. Note that you can't get a signature guarantee from a notary public and we must be provided with the original guarantee.


Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your financial advisor for more information.

When you sell shares that have a CDSC, we calculate the CDSC as a percentage of what you paid for the shares or what you are selling them for -- whichever results in the lower charge to you. In processing orders to sell shares, we turn to the shares with the lowest CDSC first. Exchanges from one fund into another don't affect CDSCs. For each investment you make, the date you first bought shares is the date we use to calculate a CDSC on that particular investment.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

If you ever have difficulty placing an order by phone or fax, you can always send us your order in writing.

There are certain cases in which you may be exempt from a CDSC. Among others, these include:

o the death or disability of an account owner (including a joint owner). This waiver applies only under certain conditions. Please contact your financial advisor or Shareholder Services to determine if the conditions exist


o withdrawals made through an automatic withdrawal plan. Such withdrawals may be made at a maximum of 12% per year of the net asset value of the account

o  withdrawals related to certain retirement or benefit plans

o redemptions for certain loan advances, hardship provisions or returns of excess contributions from retirement plans

o for Class A shares purchased through the Large Order NAV Purchase Privilege, redemption of shares whose dealer of record at the time of the investment notifies Scudder Distributors, Inc., the fund's distributor, that the dealer waives the applicable commission

o for Class C shares, redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system, provided the dealer of record has waived the advance of the first year distribution and service fees applicable to such shares and has agreed to receive such fees quarterly

In each of these cases, there are a number of additional provisions that apply in order to be eligible for a CDSC waiver. Your financial advisor or Shareholder Services can answer your questions and help you determine if you are eligible.

If you sell shares in a Scudder fund and then decide to invest with Scudder again within six months, you can take advantage of the "reinstatement feature." With this feature, you can put your money back into the same class of a Scudder fund at its current NAV and for purposes of sales charges it will be treated as if it had never left Scudder. You'll be reimbursed (in the form of fund shares) for any CDSC you paid when you sold. Future CDSC calculations will be based on your original investment date, rather than your reinstatement date. There is also an option that lets investors who sold Class B shares buy Class A shares with no sales charge, although they won't be reimbursed for any CDSC they paid. You can only use the reinstatement feature once for any given group of shares. To take advantage of this feature, contact Shareholder Services or your financial advisor.

Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are also two circumstances when it could be longer: when you are selling shares you bought recently by check and that check hasn't cleared yet (maximum delay: 10 days) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes may also be delayed when you are selling recently purchased shares.

You may obtain additional information about other ways to sell your shares by contacting your investment provider.

How the fund calculates share price

To calculate net asset value per share or NAV, each share class uses the following equation:

                   TOTAL ASSETS - TOTAL LIABILITIES
                ---------------------------------------   =  NAV
                  TOTAL NUMBER OF SHARES OUTSTANDING


The price at which you buy shares is the NAV, although for Class A shares it will be adjusted to allow for any applicable sales charges (see "Choosing a Share Class").

The price at which you sell shares is also the NAV, although for Class B and Class C investors a CDSC may be taken out of the proceeds (see "Choosing a Share Class").


We typically value securities using market quotations or information furnished by a pricing service. However, we may use methods approved by the fund's Board that are intended to reflect fair value when market quotations or pricing service information are not readily available or when a security's value is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market). In such a case, the fund's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset sale.

Other rights we reserve

You should be aware that we may do any of the following:

o  withdraw or suspend the offering of shares at any time


o withhold a portion of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

o reject a new account application if you don't provide any required or requested identifying information, or for any other reasons

o close your account and send you the proceeds if your balance falls below $1,000; we will give you 60 days' notice so you can either increase your balance or close your account (this policy doesn't apply if you have an automatic investment plan, to investors with $100,000 or more in Scudder fund shares or in any case where a fall in share price created the low balance)

o close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your fund shares will be redeemed at the net asset value per share next calculated after we determine to close your account (less any applicable sales charges or redemption fees); you may be subject to gain or loss on the redemption of your fund shares and you may incur tax liability


o refuse, cancel or rescind any purchase or exchange order; freeze any account (meaning you will not be able to purchase fund shares in your account); suspend account services; and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in the fund's best interest or when the fund is requested or compelled to do so by governmental authority or by applicable law

o pay you for shares you sell by "redeeming in kind," that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; the fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of a fund's net assets, whichever is less

o change, add or withdraw various services, fees and account policies (for example, we may change or terminate the exchange privilege or adjust a fund's investment minimums at any time)


o suspend or postpone redemptions during periods when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents the fund from disposing of its portfolio securities or pricing its shares

Understanding Distributions and Taxes


By law, a mutual fund is required to pass through to its shareholders virtually all of its net earnings. A fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (A fund's earnings are separate from any gains or losses stemming from your own purchase and sale of shares.) A fund may not always pay a distribution for a given period.


The fund has a regular schedule for paying out any earnings to shareholders:

o  Income dividends: accrued daily and paid monthly

o Short-term and long-term capital gains: November or December or otherwise as needed

For federal income tax purposes, income and capital gains distributions are generally taxable. However, any income distributions that are properly designated as exempt-interest dividends will not be subject to regular federal income tax.

You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in fund shares (at NAV), all deposited directly to your bank account or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested without applicable sales charges. Taxable distributions are taxable whether you receive them in cash or reinvest them in additional shares.


Buying and selling fund shares will usually have tax consequences for you. Your sales of shares may result in a capital gain or loss for you; whether long-term or short-term depends on how long you owned the shares. For tax purposes, an exchange is the same as a sale.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Because each shareholder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.

The tax status of any taxable fund earnings, should you receive them, and your own fund transactions, generally depends on their type:

====================================================================
Generally taxed at capital         Generally taxed at ordinary
gain rates:                        income rates:
====================================================================
Taxable distributions from the fund

o gains from the sale of           o gains from the sale of
  securities held by the fund for    securities held by the fund
  more than one year                 for one year or less

                                   o all other taxable income
                                     (except for tax-exempt
                                     interest income)
====================================================================
Transactions involving fund shares

o gains from selling fund shares   o gains from selling fund
  held for more than one year        shares held for one year or
                                     less
====================================================================

If the fund's distributions exceed its income and capital gains realized in any year, all or a portion of those distributions may be treated, for tax purposes, as a return of capital. A return of capital generally will not be taxable to you but will reduce the cost basis of your shares and result in a higher reported capital gain or a lower reported capital loss when you sell your shares.

However, if the fund has available capital loss carryforwards to offset its capital gains realized in any year, and its distributions exceed its income alone, all or a portion of the excess distributions may not be treated, for tax purposes, as a return of capital, and would be taxable to shareholders.

The fund intends to distribute tax-exempt interest as exempt-interest dividends, which are excluded from gross income for federal income tax purposes, but may be subject to alternative minimum tax and state and local income taxes. Its distributions from other sources, if any, would be taxable as described above.

Your fund will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions you received. They also have certain details on your purchases and sales of shares. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

If you invest right before a fund pays a dividend, you may be getting some of your investment back as a taxable dividend. You can avoid this, if you want, by investing after the fund declares the dividend.

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

To Get More Information

Shareholder reports -- These include commentary from the fund's management team about recent market conditions and the effects of the fund's strategies on its performance. They also have detailed performance figures, a list of everything the fund owns, and the fund's financial statements. Shareholders get these reports automatically.


Statement of Additional Information (SAI) -- This tells you more about the fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).


For a free copy of any of these documents or to request other information about the fund, call (800) 621-1048, or contact Scudder Investments at the address listed below. These documents and other information about the fund are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 942-8090.

--------------------------------------------------------------------------------


Scudder Investments                        SEC
--------------------------------------------------------------------------------
222 South Riverside Plaza                  Public Reference Section
Chicago, IL 60606-5808                     Washington, D.C. 20549-0102
www.scudder.com                            www.sec.gov
(800) 621-1048                             (202) 942-8090





Distributor
Scudder Distributors, Inc.
222 South Riverside Plaza
Chicago, IL 60606-5808



SCUDDER                                   File Number:
INVESTMENTS
                                          Scudder Short-Term Municipal
A Member of
Deustche Asset Management [LOGO]          Bond Fund                     811-8006

                                                                         SCUDDER
                                                                     INVESTMENTS

                            National Tax Free Funds II
                            Investment Class

                             Prospectus

--------------------------------------------------------------------------------
                             March 1, 2004
--------------------------------------------------------------------------------

                            Scudder Municipal Bond Fund

                            Scudder Short-Term Municipal Bond Fund

As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

Contents

   How the Funds Work

     4  Scudder Municipal Bond Fund

    11  Scudder Short-Term Municipal
        Bond Fund

    18  Other Policies and Secondary
        Risks

    20  Who Manages and Oversees
        the Funds

    22 Financial Highlights

   How to Invest in the Funds

    25  Buying and Selling Investment
        Class Shares

    26  Policies You Should Know
        About

    33  Understanding Distributions
        and Taxes

  How the Funds Work

  On the next few pages, you'll find information about each fund's investment goal, the main strategies each uses to pursue that goal and the main risks that could affect performance.


  Whether you are considering investing in a fund or are already a shareholder, you'll want to look this information over carefully. You may want to keep it on hand for reference as well.

  Remember that mutual funds are investments, not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down and you could lose money by investing in them.

--------------------------------------------------------------------------------
                                                                Investment Class

                                              ticker symbol     MMBSX

                                                fund number     818

Scudder Municipal Bond Fund
--------------------------------------------------------------------------------

The Fund's Main Investment Strategy


The fund seeks a high level of income exempt from regular federal income tax, consistent with the preservation of capital. Under normal market conditions, the fund invests at least 80% of its assets, determined at the time of purchase, in municipal securities that pay interest exempt from regular federal income tax. There is no restriction on the percentage of assets that may be invested in obligations the interest on which is a preference item for purposes of the federal alternative minimum tax (AMT).




The fund invests primarily in investment grade municipal securities. Municipal securities are debt securities issued by states and certain other municipal issuers, political subdivisions, agencies and public authorities that pay interest that is exempt from regular federal income tax. While the fund invests primarily in higher quality investment grade bonds, the fund may invest up to 15% of its assets in investment grade bonds that are rated in the fourth highest rating category. The fund may also invest a significant portion of its total assets (i.e., 25% or more) in private activity and industrial development bonds if the interest paid on them is exempt from regular federal income tax. The payment of principal and interest on a private activity or industrial development bond is generally dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property financed as security for such payment. Up to 20% of the fund's total assets may be invested in certain taxable securities in order to maintain liquidity. The fund may also purchase securities on a when-issued basis.



--------------------------------------------------------------------------------

CREDIT QUALITY POLICIES Fixed income securities are generally investment grade if they are rated in one of the top four long-term rating categories of a nationally recognized statistical rating organization ("NRSRO") or of comparable quality.

In the event a security is rated below investment grade by an NRSRO and rated investment grade by another NRSRO, we will consider the security to be rated investment grade. The fund may choose not to sell securities that are downgraded after their purchase below the fund's minimum acceptable credit rating. The fund's credit standards also apply to counterparties of over-the-counter (OTC) derivative contracts.

In managing the fund, the portfolio managers look for securities that they believe offer the best value in keeping with the fund's goal of a high level of income exempt from regular federal income tax, consistent with the preservation of capital. In making their buy and sell decisions, the portfolio managers typically weigh a number of factors against each other, from economic outlooks and possible interest rate movements to characteristics of specific securities, such as coupon, maturity date and call date, credit condition and outlook, liquidity, and changes in supply and demand within the municipal bond market.


Issuer research lies at the heart of the fund's investment process. In selecting individual securities for investment, the portfolio management team:

o uses credit research conducted by full time in-house analysts to determine the issuer's current and future potential ability to pay principal and interest;

o looks to exploit any inefficiencies between intrinsic value and trading price; and

o    subordinates   sector   weightings  to   individual   bonds  that  may  add
     above-market value.


In addition, the portfolio managers intend to use various types of derivative instruments (instruments whose value is based on, for example, indices, commodities or securities) for hedging purposes or to enhance return. From time to time, the use of derivatives will be an important part of the fund's investment strategy.

Portfolio Maturity. The portfolio managers intend to maintain a dollar-weighted effective average portfolio maturity of five to ten years. Subject to its portfolio maturity policy, the fund may purchase individual securities with any stated maturity. The dollar-weighted average portfolio maturity may be shorter than the stated maturity due to several factors, including but not limited to prepayment patterns, call dates and put features.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.
--------------------------------------------------------------------

Bond maturity measures the time remaining until an issuer must repay a bond's principal in full.

The Main Risks of Investing in the Fund


There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.

Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of the fund's securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) In addition to the general risks associated with changing interest rates, the fund may also be subject to additional specific risks. As interest rates decline, the issuers of securities held by the fund may prepay principal earlier than scheduled, forcing the fund to reinvest in lower yielding securities. Prepayment may reduce the fund's income. As interest rates increase, fewer issuers tend to prepay, which may extend the average life of fixed income securities and have the effect of locking in a below-market interest rate, increasing the fund's effective duration and reducing the value of the security. Because the fund may invest in mortgage-related securities, it is more vulnerable to both of these risks.

Credit Risk. A fund purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, an issuer may be unable or unwilling to make timely payments on the interest and principal on the bonds it has issued.


Tax Liability Risk. Distributions by the fund that are derived from income from taxable securities held by the fund will generally be taxable to shareholders as ordinary income. Other distributions such as capital gains are also subject to federal taxation. New federal or state legislation could adversely affect the tax-exempt status of securities held by the fund, resulting in higher tax liability for shareholders. In addition, distribution of the fund's income and gains will generally be subject to state taxation.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.
--------------------------------------------------------------------

This fund is designed for individuals who are seeking income that is exempt from regular federal income tax.

Market Risk. Deteriorating conditions might cause a general weakness in the municipal securities market that reduces the overall level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the fund by reducing the relative attractiveness of bonds as an investment. Also, to the extent that the fund emphasizes bonds from any given industry, it could be hurt if that industry does not do well.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the fund.


Other factors that could affect performance include:


o the managers could be incorrect in their analysis of interest rate trends, credit quality or other factors or in their municipal securities selections generally

The Fund's Performance History


While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.


The bar chart shows how performance has varied from year to year, which may give some idea of risk. The table on the following page shows how fund performance compares with a broad-based market index (which, unlike the fund, does not have any fees or expenses). The performance of both the fund and the index varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).


The table shows returns on a before-tax and after-tax basis. After-tax returns are estimates calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table.

Scudder Municipal Bond Fund

--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year              Investment Class
--------------------------------------------------------------------------------
THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:



1998      5.28
1999     -1.56
2000      8.47
2001      5.08
2002      7.23
2003      4.86



For the periods included in the bar chart:

Best Quarter: 3.15%, Q3 2002              Worst Quarter: -1.01%, Q2 1999

Average Annual Total Returns (%) as of 12/31/2003


                                            1 Year       5 Years        Since
                                                                     Inception*
--------------------------------------------------------------------------------
Investment Class
--------------------------------------------------------------------------------

  Return before Taxes                         4.86          4.76         5.01

--------------------------------------------------------------------------------

  Return after Taxes on Distributions         4.86          4.76         4.99

--------------------------------------------------------------------------------

  Return after Taxes on Distributions         4.64          4.71         4.93

  and Sale of Fund Shares
--------------------------------------------------------------------------------

Index (reflects no deductions for fees,       4.19          5.47       5.68**
expenses or taxes)

--------------------------------------------------------------------------------

Index: The Lehman Brothers 5-Year General Obligation Index is an unmanaged index including over 1,900 intermediate term general obligation tax-exempt municipal bonds with an average maturity range of 4 to 6 years. The index includes tax-exempt municipal issues with a minimum par amount of $5 million.

* The fund's Investment Class shares commenced operations on July 30, 1997.

**   Index comparison begins on July 31, 1997.


Total returns from 2000 through 2003 would have been lower if operating expenses hadn't been reduced.

--------------------------------------------------------------------------------



Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or
(800) 621-1048 or visit our Web site at www.scudder.com.


--------------------------------------------------------------------------------
The Return after Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number represents the fund's taxable distributions, not a shareholder's gain or loss from selling fund shares.


The Return after Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund's taxable distributions and a shareholder's gain or loss from selling fund shares.

How Much Investors Pay


This table describes the fees and expenses that you may pay if you buy and hold fund shares.


--------------------------------------------------------------------------------
Fee Table
--------------------------------------------------------------------------------
Shareholder Fees, paid directly from your investment                 None
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from fund assets
--------------------------------------------------------------------------------

Management Fee                                                      0.40%


--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                     None
--------------------------------------------------------------------------------

Other Expenses*                                                      0.41


--------------------------------------------------------------------------------

Total Annual Operating Expenses                                      0.81


--------------------------------------------------------------------------------

Less Fee Waiver/Expense Reimbursements**                             0.01


--------------------------------------------------------------------------------

Net Annual Fund Operating Expenses                                   0.80

--------------------------------------------------------------------------------



*    Includes a shareholder servicing fee of up to 0.25%.

** Through February 28, 2005, the investment advisor and administrator have contractually agreed to waive their fees and/or reimburse expenses so that total operating expenses will not exceed 0.80%.

Based on the costs above (including one year of capped expenses in each period), this example helps you compare this fund's expenses to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.


    Example          1 Year          3 Years         5 Years         10 Years
--------------------------------------------------------------------------------

Investment Class       $82            $258            $449            $1,001


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                              Investment Class

                                            ticker symbol     MSMSX

                                              fund number     819

Scudder Short-Term Municipal Bond Fund
--------------------------------------------------------------------------------


The Fund's Main Investment Strategy



The fund seeks a high level of income exempt from regular federal income tax, consistent with the preservation of capital. Under normal market conditions, the fund invests at least 80% of its assets, determined at the time of purchase, in municipal securities that pay interest exempt from regular federal income tax. There is no restriction on the percentage of assets that may be invested in obligations the interest on which is a preference item for purposes of the federal alternative minimum tax (AMT).



The fund invests primarily in investment grade short-term municipal securities. Municipal securities are debt securities issued by states and certain other municipal issuers, political subdivisions, agencies and public authorities that pay interest that is exempt from regular federal income tax. While the fund invests primarily in higher quality investment grade bonds, the fund may invest up to 15% of its assets in investment grade bonds that are rated in the fourth highest rating category. The fund may also invest a significant portion of its total assets (i.e., 25% or more) in private activity and industrial development bonds if the interest paid on them is exempt from regular federal income tax. The payment of principal and interest on a private activity or industrial development bond is generally dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property financed as security for such payment.


--------------------------------------------------------------------------------


CREDIT QUALITY POLICIES Fixed income securities are generally investment grade if they are rated in one of the top four long-term rating categories of a nationally recognized statistical rating organization ("NRSRO") or of comparable quality.

In the event a security is rated below investment grade by an NRSRO and rated investment grade by another NRSRO, we will consider the security to be rated investment grade. The fund may choose not to sell securities that are downgraded after their purchase below the fund's minimum acceptable credit rating. The fund's credit standards also apply to counterparties of over-the-counter (OTC) derivative contracts.

Up to 20% of the fund's total assets may be invested in certain taxable securities in order to maintain liquidity. The fund may also purchase securities on a when-issued basis.


In managing the fund, the portfolio managers look for securities that they believe offer the best value in keeping with the fund's goal of a high level of income exempt from regular federal income tax, consistent with the preservation of capital. In making their buy and sell decisions, the portfolio managers typically weigh a number of factors against each other, from economic outlooks and possible interest rate movements to characteristics of specific securities, such as coupon, maturity date and call date, credit condition and outlook, liquidity, and changes in supply and demand within the municipal bond market.


Issuer research lies at the heart of our investment process. In selecting individual securities for investment, the portfolio management team:

o uses credit research conducted by full time in-house analysts to determine the issuer's current and future potential ability to pay principal and interest;

o looks to exploit any inefficiencies between intrinsic value and trading price; and

o    subordinates   sector   weightings  to   individual   bonds  that  may  add
     above-market value.


In addition, the portfolio managers intend to use various types of derivative instruments (instruments whose value is based on, for example, indices, commodities or securities) for hedging purposes or to enhance return. Such instruments may include inverse floaters, futures contracts, interest rate swaps and other over-the-counter derivatives. From time to time, the use of derivatives will be an important part of the fund's investment strategy.


Portfolio Maturity. The portfolio managers intend to maintain a dollar-weighted effective average portfolio maturity of no longer than three years. Subject to its portfolio maturity policy, the fund may purchase individual securities with any stated maturity. The dollar-weighted average portfolio maturity may be shorter than the stated maturity due to several factors, including but not limited to prepayment patterns, call dates and put features.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.
--------------------------------------------------------------------

Bond maturity measures the time remaining until an issuer must repay a bond's principal in full.

The Main Risks of Investing in the Fund




There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.

Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of the fund's securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) In addition to the general risks associated with changing interest rates, the fund may also be subject to additional specific risks. As interest rates decline, the issuers of securities held by the fund may prepay principal earlier than scheduled, forcing the fund to reinvest in lower yielding securities. Prepayment may reduce the fund's income. As interest rates increase, fewer issuers tend to prepay, which may extend the average life of fixed income securities and have the effect of locking in a below-market interest rate, increasing the fund's effective duration and reducing the value of the security. Because the fund may invest in mortgage-related securities, it is more vulnerable to both of these risks.

Credit Risk. A fund purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, an issuer may be unable or unwilling to make timely payments on the interest and principal on the bonds it has issued.


Tax Liability Risk. Distributions by the fund that are derived from income from taxable securities held by the fund will generally be taxable to shareholders as ordinary income. Other distributions such as capital gains are also subject to federal taxation. New federal or state legislation could adversely affect the tax-exempt status of securities held by the fund, resulting in higher tax liability for shareholders. In addition, distribution of the fund's income and gains will generally be subject to state taxation.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.
--------------------------------------------------------------------


This fund is designed for individuals who are seeking income that is exempt from regular federal income tax and are also seeking less volatility in the value of their investment than an investment in the Municipal Bond Fund.

Market Risk. Deteriorating conditions might cause a general weakness in the municipal securities market that reduces the overall level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the fund by reducing the relative attractiveness of bonds as an investment. Also, to the extent that the fund emphasizes bonds from any given industry, it could be hurt if that industry does not do well.


Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the fund.


Other factors that could affect performance include:


o the managers could be incorrect in their analysis of interest rate trends, credit quality or other factors or in their municipal securities selections generally

The Fund's Performance History


While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.


The bar chart shows how performance has varied from year to year, which may give some idea of risk. The table on the following page shows how fund performance compares with a broad-based market index (which, unlike the fund, does not have any fees or expenses) and another benchmark (which does reflect fees and expenses). The performance of the fund, the index and the benchmark varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The table shows returns on a before-tax and after-tax basis. After-tax returns are estimates calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table.


Scudder Short-Term Municipal Bond Fund

--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year              Investment Class
--------------------------------------------------------------------------------
THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:



1998      4.75
1999      0.93
2000      6.18
2001      4.75
2002      4.90
2003      2.53



For the periods included in the bar chart:

Best Quarter: 2.01%, Q3 2002              Worst Quarter: -0.19%, Q2 1999

Average Annual Total Returns (%) as of 12/31/2003

                                                                       Since
                                          1 Year        5 Years      Inception*
--------------------------------------------------------------------------------
Investment Class
--------------------------------------------------------------------------------

  Return before Taxes                     2.53           3.84          4.13


--------------------------------------------------------------------------------

  Return after Taxes on Distributions     2.53           3.84          4.10


--------------------------------------------------------------------------------

  Return after Taxes on                   2.52           3.83          4.07


  Distributions and Sale of Fund
  Shares
--------------------------------------------------------------------------------

Index 1 (reflects no deductions for       2.74           4.11        4.10**
fees, expenses or taxes)

--------------------------------------------------------------------------------

Index 2                                   0.53           1.99        2.18**

--------------------------------------------------------------------------------

Index 1: The Lehman Brothers 1-Year General Obligation Index is an unmanaged index including bonds with a minimum credit rating of BAA3, are issued as part of a deal of at least $50 million, have an amount outstanding of at least $5 million, have a maturity of one to two years, are backed by the full faith and credit of an issuer with taxing power, and have been issued after December 31, 1990.

Index 2: The iMoneyNet All Tax-Free Money Funds Average is the average of all tax-exempt municipal money market funds that invest in obligations of tax-exempt entities, including state and municipal authorities. Money market funds seek to maintain a stable net asset value. Generally, their performance is below that of a short term municipal bond fund.

* The fund's Investment Class commenced operations on December 3, 1997.

**   Index comparisons begin on November 30, 1997.


Total returns from 2000 through 2003 would have been lower if operating expenses hadn't been reduced.

--------------------------------------------------------------------------------



Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or
(800) 621-1048 or visit our Web site at www.scudder.com.






--------------------------------------------------------------------------------


The Return after Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number represents the fund's taxable distributions, not a shareholder's gain or loss from selling fund shares.

The Return after Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund's taxable distributions and a shareholder's gain or loss from selling fund shares.

How Much Investors Pay


This table describes the fees and expenses that you may pay if you buy and hold fund shares.


--------------------------------------------------------------------------------
Fee Table
--------------------------------------------------------------------------------
Shareholder Fees, paid directly from your investment                    None
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from fund assets
--------------------------------------------------------------------------------

Management Fee                                                         0.40%


--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                        None
--------------------------------------------------------------------------------

Other Expenses*                                                         0.41


--------------------------------------------------------------------------------

Total Annual Operating Expenses                                         0.81


--------------------------------------------------------------------------------

Less Fee Waiver/Expense Reimbursements**                                0.01


--------------------------------------------------------------------------------

Net Annual Fund Operating Expenses                                      0.80


--------------------------------------------------------------------------------



*    Includes a shareholder servicing fee of up to 0.25%.

** Through February 28, 2005, the investment advisor and administrator have contractually agreed to waive their fees or reimburse expenses so that total operating expenses will not exceed 0.80%.

Based on the costs above (including one year of capped expense in each period), this example helps you compare this fund's expenses to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

--------------------------------------------------------------------------------
    Example          1 Year          3 Years         5 Years         10 Years
--------------------------------------------------------------------------------
Investment Class       $82            $258            $449            $1,001

--------------------------------------------------------------------------------

Other Policies and Secondary Risks


While the sections on the previous pages describe the main points of each fund's strategy and risks, there are a few other issues to know about:

Other policies

o Although major changes tend to be infrequent, a fund's Board could change that fund's investment goal without seeking shareholder approval. However, each fund's policy of investing at least 80% of its assets, determined at the time of purchase, in municipal securities that pay interest exempt from regular federal income tax cannot be changed without shareholder approval.

o As a temporary defensive measure, each fund could shift up to 100% of assets into investments such as money market securities or other short-term bonds that offer comparable levels of risk. This could prevent losses, but, while engaged in a temporary defensive position, a fund will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

o The advisor measures credit quality at the time it buys securities, using independent rating agencies or, for unrated securities, its judgment that the securities are of equivalent quality. In addition, the advisor applies its own credit quality standards to evaluate securities. If a security's credit quality declines, the advisor will decide what to do with the security, based on the circumstances and its assessment of what would benefit shareholders most.


Secondary risks

Private Activity and Industrial Development Bond Risks. The payment of principal and interest on these bonds is generally dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property financed as security for such payment.

When-Issued and Delayed Delivery Securities Risk. Each fund may purchase or sell a security at a future date for a predetermined price. The market value of the securities may change before delivery.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if a fund has valued its securities too highly, you may end up paying too much for fund shares when you buy into a fund. If a fund underestimates its price, you may not receive the full market value for your fund shares when you sell.


For more information

This prospectus doesn't tell you about every policy or risk of investing in the funds.

If you want more information on a fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

Who Manages and Oversees the Funds


Investment Advisor. Deutsche Asset Management, Inc. ("DeAM, Inc."), with headquarters at 280 Park Avenue, New York, NY 10017, acts as the investment advisor for each fund. As investment advisor, DeAM, Inc., under the supervision of the Board of Trustees, makes the funds' investment decisions, buys and sells securities for the funds and conducts the research that leads to these purchase and sale decisions. DeAM, Inc. is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.


The advisor receives a management fee from each fund it manages. Below are the actual rates paid by each fund for the most recent fiscal year, as a percentage of each fund's average daily net assets:

Fund Name                                           Fee Paid
-------------------------------------------------------------------
Scudder Municipal Bond Fund                          0.40%

-------------------------------------------------------------------

Scudder Short-Term Municipal Bond Fund               0.40%

-------------------------------------------------------------------



DeAM, Inc. provides a full range of investment advisory services to institutional and retail clients and is an indirect wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles.

The portfolio managers

The following people handle the day-to-day management of each fund.


  Philip G. Condon                       Shelly Deitert

  Managing Director of Deutsche Asset    Vice President of Deutsche Asset
  Management and Co-Lead Portfolio       Management and Portfolio Manager of
  Manager of the funds.                  the funds.

  o   Joined Deutsche Asset              o   Joined Deutsche Asset Management in
      Management in 1983 and the             1997 and the funds in 2003.
      funds in 2003.                     o   Over 7 years of investment industry
                                             experience.
  o   Over 28 years of investment
      industry experience.

  o   MBA, University of Massachusetts at Amherst.

  Ashton P. Goodfield

  CFA, Managing Director of Deutsche
  Asset Management and Co-Lead
  Portfolio Manager of the funds.
  o   Joined Deutsche Asset
      Management in 1986 and the funds in 2003.
  o   Over 18 years of investment industry experience.

Financial Highlights


These tables are designed to help you understand each fund's financial performance in recent years. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in a particular fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, independent accountants@@@@, whose reports, along with each fund's financial statements, are included in that fund's annual report (see "Shareholder reports" on the back cover).


Scudder Municipal Bond Fund -- Investment Class

--------------------------------------------------------------------------------
 Years Ended October 31,                2003     2002     2001    2000     1999
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period  $11.20   $11.18   $10.77  $10.66   $11.30
--------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                  .51      .50      .50     .53      .49
--------------------------------------------------------------------------------
  Net realized and unrealized gain       .04      .02      .41     .11    (.59)
  (loss) on investment transactions
--------------------------------------------------------------------------------
  Total from investment operations       .55      .52      .91     .64    (.10)
--------------------------------------------------------------------------------
Less distributions from:               (.51)    (.50)    (.50)   (.53)    (.49)
  Net investment income
--------------------------------------------------------------------------------
  Net realized gains on investment        --       --       --      --    (.05)
  transactions
--------------------------------------------------------------------------------
  Total distributions                  (.51)    (.50)    (.50)   (.53)    (.54)
--------------------------------------------------------------------------------
Net asset value, end of period        $11.24   $11.20   $11.18  $10.77   $10.66
--------------------------------------------------------------------------------
Total Return (%)^a                      4.97     4.77     8.63    6.21   (1.01)
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)    24       14       13      12        7
--------------------------------------------------------------------------------
Ratio of expenses before expense         .73      .83      .82     .83      .82
reductions (%)
--------------------------------------------------------------------------------
Ratio of expenses after expense          .56      .79      .80     .80      .80
reductions (%)
--------------------------------------------------------------------------------
Ratio of net investment income (%)      4.71     4.52     4.55    5.01     4.33
--------------------------------------------------------------------------------
Portfolio turnover rate (%)               18       17       27      29       27
--------------------------------------------------------------------------------

^a Total return would have been lower had certain expenses not been reduced.

Scudder Short-Term Municipal Bond Fund -- Investment Class

--------------------------------------------------------------------------------
 Years Ended October 31,                2003     2002     2001    2000     1999
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period  $10.33   $10.32   $10.16  $10.11   $10.37
--------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                  .29      .39      .44     .47      .37
--------------------------------------------------------------------------------
  Net realized and unrealized gain       .01      .01      .16     .05    (.26)
  (loss) on investment transactions
--------------------------------------------------------------------------------
  Total from investment operations       .30      .40      .60     .52      .11
--------------------------------------------------------------------------------
Less distributions from:               (.29)    (.39)    (.44)   (.47)    (.37)
  Net investment income
--------------------------------------------------------------------------------
Net asset value, end of period        $10.34   $10.33   $10.32  $10.16   $10.11
--------------------------------------------------------------------------------
Total Return (%)^a                      3.06     3.93     6.03    5.24     1.08
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)   177       50        6     .19      .27
--------------------------------------------------------------------------------
Ratio of expenses before expense         .75      .85      .87     .96     1.00
reductions (%)
--------------------------------------------------------------------------------
Ratio of expenses after expense          .71      .80      .80     .80      .80
reductions (%)
--------------------------------------------------------------------------------
Ratio of net investment income (%)      2.76     3.59     3.95    4.78     3.91
--------------------------------------------------------------------------------
Portfolio turnover rate (%)               34       34       63      52       64
--------------------------------------------------------------------------------

^a Total returns would have been lower had certain expenses not been reduced.

How to Invest in the Funds


The following pages tell you how to invest in the funds and what to expect as a shareholder.

If you're investing through a "third party provider" -- for example, a financial supermarket or financial advisor -- your provider may have its own policies or instructions, and you should follow those.

These instructions are for buying and selling Investment Class shares.

Buying and Selling Investment Class Shares


You may only buy Investment Class shares if you have a shareholder account set up with a financial advisor. Financial advisors include brokers, financial representatives or any other bank, dealer or other institution that has a sub-shareholder servicing agreement with the funds. Financial advisors may charge additional fees to investors for those services not otherwise included in their subdistribution or servicing agreement, such as cash management or special trust or retirement investment reporting.

Contact your financial advisor for details on how to enter and pay for your order. Each fund's advisor, administrator or their affiliates may provide compensation to financial advisors for distribution, administrative and promotional services.


Investment minimums
             Initial investment                                   $1,000
             -------------------------------------------------------------------
             Subsequent investment                                   $50
             -------------------------------------------------------------------
             Automatic investment plan                      $50/$250,000
             (minimum/maximum)
             -------------------------------------------------------------------
             Minimum account balance                              $1,000
             -------------------------------------------------------------------


The funds and their service providers reserve the right to waive or modify the investment minimums from time to time at their discretion.

Service plan


Each fund has adopted a service plan for its Investment Class shares. Under the plan, each fund pays service fees at an aggregate annual rate of up to 0.25% of the fund's average daily net assets for its Investment Class shares. The fees are compensation to financial advisors for providing personal services and/or account maintenance services to the customers. In the event that your service plan is terminated, your shares will be converted to Institutional Class shares of the same fund.

Policies You Should Know About

Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on distributions and taxes, applies to all investors, including those investing through investment providers.


If you are investing through a financial advisor, check the materials you received from them about how to buy and sell shares. As a general rule, you should follow the information in those materials wherever it contradicts the information given here. Please note that an investment provider may charge fees separate from those charged by a fund.

Keep in mind that the information in this prospectus applies only to each fund's Investment Class. The funds have other share classes, which are described in separate prospectuses and have different fees, requirements and services.

In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your financial advisor or call (800) 621-1048.


Policies about transactions


Each fund is open for business each day the New York Stock Exchange is open. Each fund calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). You can place an order to buy or sell shares at any time.

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you: When you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. Some or all of this information will be used to verify the identity of all persons opening an account.

We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity, and in some cases the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.


We will attempt to collect any missing required and requested information by contacting you or your financial intermediary. If we are unable to obtain this information within the time frames established by each fund, then we may reject your application and order.

Each fund will not invest your purchase until all required and requested identification information has been provided and your application has been submitted in "good order." After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated.

If we are unable to verify your identity within time frames established by each fund, after a reasonable effort to do so, you will receive written notification.

The funds generally will not accept new account applications to establish an account with a non-US address (APO/FPO and US territories are acceptable) or for a non-resident alien.

Because orders placed through financial advisors must be forwarded to the transfer agent before they can be processed, you'll need to allow extra time. A representative of your financial advisor should be able to tell you when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.
--------------------------------------------------------------------

The Scudder Web site can be a valuable resource for shareholders with Internet access. Go to www.scudder.com to get up-to-date information, review balances or even place orders for exchanges.

ScudderACCESS, the Scudder Automated Information Line, is available 24 hours a day by calling (800) 972-3060. You can use ScudderACCESS to get information on Scudder funds generally and on accounts held directly at Scudder. You can also use it to make exchanges and sell shares.


QuickBuy and QuickSell let you set up a link between a Scudder account and a bank account. Once this link is in place, you can move money between the two with a phone call. You'll need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed and there is a $50 minimum and a $250,000 maximum. To set up QuickBuy or QuickSell on a new account, see the account application; to add it to an existing account, call (800) 621-1048.


Telephone and electronic transactions. You are automatically entitled to telephone and electronic transaction privileges, but you may elect not to have them when you open your account or by contacting Shareholder Services at a later date.


Since many transactions may be initiated by telephone or electronically, it's important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur as a result. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.


Exchanges are a shareholder privilege, not a right: we may reject any exchange order or require a shareholder to own shares of a fund for 15 days before we process the order for the other fund, particularly when there appears to be a pattern of "market timing" or other frequent purchases and sales. We may also reject or limit purchase orders for these or other reasons. However, there is no assurance that these policies will be effective in limiting the practice of market timing in all cases.

Each fund accepts payment for shares only in US dollars by check, bank or Federal Funds wire transfer, or by electronic bank transfer. Please note that we cannot accept cash, money orders, traveler's checks, starter checks, third party checks, checks drawn on foreign banks or checks issued by credit card companies or Internet-based companies.


When you ask us to send or receive a wire, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are generally completed within 24 hours. The funds can only send wires of $1,000 or more and accept wires of $50 or more.

We do not issue share certificates. However, if you currently have shares in certificated form, you must include the share certificates properly endorsed or accompanied by a duly executed stock power when exchanging or redeeming shares. You may not exchange or redeem shares in certificate form by telephone or via the Internet.


When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. The only exception is if you want money wired to a bank account that is already on file with us; in that case, you don't need a signature guarantee. Also, you don't generally need a signature guarantee for an exchange, although we may require one in certain other circumstances.


A signature guarantee is simply a certification of your signature -- a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange, or any member or participant of an approved signature guarantor program. Note that you can't get a signature guarantee from a notary public and we must be provided with the original guarantee.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.
--------------------------------------------------------------------

If you ever have difficulty placing an order by phone or fax, you can always send us your order in writing.

Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your financial advisor for more information.


Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are also two circumstances when it could be longer: when you are selling shares you bought recently by check and that check hasn't cleared yet (maximum delay: 10 days) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes may also be delayed when you are selling recently purchased shares.


You may obtain additional information about other ways to sell your shares by contacting your investment provider.


How the funds calculate share price


To calculate net asset value per share or NAV, the share class uses the following equation:


                   TOTAL ASSETS - TOTAL LIABILITIES
                  ----------------------------------   =  NAV
                  TOTAL NUMBER OF SHARES OUTSTANDING



The price at which you buy and sell shares is the NAV.

We typically value securities using market quotations or information furnished by a pricing service. However, we may use methods approved by a fund's Board that are intended to reflect fair value when market quotations or pricing service information are not readily available or when a security's value is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market). In such a case, a fund's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset sale.

Other rights we reserve

You should be aware that we may do any of the following:

o  withdraw or suspend the offering of shares at any time


o withhold a portion of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

o reject a new account application if you don't provide any required or requested information, or for any other reasons

o close your account and send you the proceeds if your balance falls below $1,000; we will give you 60 days' notice so you can either increase your balance or close your account (this policy doesn't apply if you have an automatic investment plan, to investors with $100,000 or more in Scudder fund shares or in any case where a fall in share price created the low balance)

o close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your fund shares will be redeemed at the net asset value per share next calculated after we determine to close your account; you may be subject to gain or loss on the redemption of your fund shares and you may incur tax liability

o refuse, cancel or rescind any purchase or exchange order; freeze any account (meaning you will not be able to purchase fund shares in your account); suspend account services; and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in the fund's best interest or when the fund is requested or compelled to do so by governmental authority or by applicable law

o pay you for shares you sell by "redeeming in kind," that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; a fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of a fund's net assets, whichever is less

o change, add or withdraw various services, fees and account policies (for example, we may change or terminate the exchange privilege or adjust a fund's investment minimums at any time)


o suspend or postpone redemptions during periods when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents the fund from disposing of its portfolio securities or pricing its shares

Understanding Distributions and Taxes



By law, a mutual fund is required to pass through to its shareholders virtually all of its net earnings. A fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (A fund's earnings are separate from any gains or losses stemming from your own purchase and sale of shares.) A fund may not always pay a distribution for a given period.

Each fund has a regular schedule for paying out any earnings to shareholders:

o  Income dividends: accrued daily and paid monthly

o Short-term and long-term capital gains: November or December or otherwise as needed

For federal income tax purposes, income and capital gains distributions are generally taxable. However, any income distributions that are properly designated as exempt-interest dividends will not be subject to regular federal income tax.

You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in fund shares (at NAV), all deposited directly to your bank account or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested. Taxable distributions are taxable whether you receive them in cash or reinvest them in additional shares.


Buying and selling fund shares will usually have tax consequences for you. Your sale of shares may result in a capital gain or loss for you; whether long-term or short-term depends on how long you owned the shares. For tax purposes, an exchange is the same as a sale.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.
--------------------------------------------------------------------

Because each shareholder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.

The tax status of any taxable fund earnings, should you receive them, and your own fund transactions, generally depends on their type:


             ===================================================================

             Generally taxed at capital         Generally taxed at ordinary
             gain rates:                        income rates:


             ===================================================================


             Taxable distributions from a fund

             o gains from the sale of           o gains from the sale of
               securities held by a fund for      securities held by the fund
               more than one year                 for one year or less

                                                o all other taxable income
                                                  (except for tax-exempt
                                                  interest income)

             ===================================================================

             Transactions involving fund shares

             o gains from selling fund shares
               held for more than one year      o gains from selling fund
                                                  shares held for one year or
                                                  less

             ===================================================================



If a fund's distributions exceed its income and capital gains realized in any year, all or a portion of those distributions may be treated, for tax purposes, as a return of capital. A return of capital generally will not be taxable to you but will reduce the cost basis of your shares and result in a higher reported capital gain or a lower reported capital loss when you sell your shares.

However, if a fund has available capital loss carryforwards to offset its capital gains realized in any year, and its distributions exceed its income alone, all or a portion of the excess distributions may not be treated, for tax purposes, as a return of capital, and would be taxable to shareholders.

Each fund intends to distribute tax-exempt interest as exempt-interest dividends, which are excluded from gross income for regular federal income tax purposes, but may be subject to alternative minimum tax and state and local income taxes. Their distributions from other sources, if any, would be taxable as described above.

Your fund will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions you received. They also have certain details on your purchases and sales of shares. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

If you invest right before a fund pays a dividend, you may be getting some of your investment back as a taxable dividend. You can avoid this, if you want, by investing after the fund declares the dividend.

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

To Get More Information

Shareholder reports--These include commentary from each fund's management team about recent market conditions and the effects of a fund's strategies on its performance. They also have detailed performance figures, a list of everything each fund owns, and its financial statements. Shareholders get these reports automatically.


Statement of Additional Information (SAI)--This tells you more about each fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).


For a free copy of any of these documents or to request other information about a fund, call (800) 621-1048, or contact Scudder Investments at the address listed below. These documents and other information about each fund are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about each fund, including each fund's SAI, at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 942-8090.



Scudder Investments                        SEC
--------------------------------------------------------------------------------
222 South Riverside Plaza                  Public Reference Section
Chicago, IL 60606-5808                     Washington, D.C. 20549-0102
www.scudder.com                            www.sec.gov
(800) 621-1048                             (202) 942-8090






Distributor
Scudder Distributors, Inc.
222 South Riverside Plaza
Chicago, IL 60606-5808


SCUDDER                          SEC File Numbers:
INVESTMENTS
                                 Scudder Municipal Bond Fund   811-8006
A Member of                      Scudder Short-Term Municipal Bond Fund 811-8006
Deutsche Asset Management
[LOGO]

                                                                         SCUDDER
                                                                     INVESTMENTS

                             National Tax Free Funds II

                             Institutional Class


                             Prospectus

--------------------------------------------------------------------------------
                             March 1, 2004
--------------------------------------------------------------------------------

                             Scudder Municipal Bond Fund

                             Scudder Short-Term Municipal Bond Fund



As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

Contents

   How the Funds Work

     4  Scudder Municipal Bond Fund

    11  Scudder Short-Term Municipal
        Bond Fund

    18  Other Policies and Secondary
        Risks

    20  Who Manages and Oversees
        the Funds

    22  Financial Highlights

   How to Invest in the Funds

    25  Buying and Selling
        Institutional Class Shares

    25  Policies You Should Know
        About

    35  Understanding Distributions
        and Taxes

  How the Funds Work

  On the next few pages, you'll find information about each fund's investment goal, the main strategies each uses to pursue that goal and the main risks that could affect performance.


  Whether you are considering investing in a fund or are already a shareholder, you'll want to look this information over carefully. You may want to keep it on hand for reference as well.

  Remember that mutual funds are investments, not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down and you could lose money by investing in them.

                                                             Institutional Class

                                            ticker symbol    MGMBX
                                            fund number      528



Scudder Municipal Bond Fund
--------------------------------------------------------------------------------

The Fund's Main Investment Strategy


The fund seeks a high level of income exempt from regular federal income tax, consistent with the preservation of capital. Under normal market conditions, the fund invests at least 80% of its assets, determined at the time of purchase, in municipal securities that pay interest exempt from regular federal income tax. There is no restriction on the percentage of assets that may be invested in obligations the interest on which is a preference item for purposes of the federal alternative minimum tax (AMT).


The fund invests primarily in investment grade municipal securities. Municipal securities are debt securities issued by states and certain other municipal issuers, political subdivisions, agencies and public authorities that pay interest that is exempt from regular federal income tax. While the fund invests primarily in higher quality investment grade bonds, the fund may invest up to 15% of its assets in investment grade bonds that are rated in the fourth highest rating category. The fund may also invest a significant portion of its total assets (i.e., 25% or more) in private activity and industrial development bonds if the interest paid on them is exempt from regular federal income tax. The payment of principal and interest on a private activity or industrial development bond is generally dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property financed as security for such payment. Up to 20% of the fund's total assets may be invested in certain taxable securities in order to maintain liquidity. The fund may also purchase securities on a when-issued basis.
--------------------------------------------------------------------------------

CREDIT QUALITY POLICIES Fixed income securities are generally investment grade if they are rated in one of the top four long-term rating categories of a nationally recognized statistical rating organization ("NRSRO") or of comparable quality.

In the event a security is rated below investment grade by an NRSRO and rated investment grade by another NRSRO, we will consider the security to be rated investment grade. The fund may choose not to sell securities that are downgraded after their purchase below the fund's minimum acceptable credit rating. The fund's credit standards also apply to counterparties of over-the-counter (OTC) derivative contracts.

In managing the fund, the portfolio managers look for securities that they believe offer the best value in keeping with the fund's goal of a high level of income exempt from regular federal income tax, consistent with the preservation of capital. In making their buy and sell decisions, the portfolio managers typically weigh a number of factors against each other, from economic outlooks and possible interest rate movements to characteristics of specific securities, such as coupon, maturity date and call date, credit condition and outlook, liquidity, and changes in supply and demand within the municipal bond market.



Issuer research lies at the heart of the fund's investment process. In selecting individual securities for investment, the portfolio management team:

o uses credit research conducted by full time in-house analysts to determine the issuer's current and future potential ability to pay principal and interest;

o looks to exploit any inefficiencies between intrinsic value and trading price; and

o subordinates sector weightings to individual bonds that may add above-market value.


In addition, the portfolio managers intend to use various types of derivative instruments (instruments whose value is based on, for example, indices, commodities or securities) for hedging purposes or to enhance return. From time to time, the use of derivatives will be an important part of the fund's investment strategy.

Portfolio Maturity. The portfolio managers intend to maintain a dollar-weighted effective average portfolio maturity of five to ten years. Subject to its portfolio maturity policy, the fund may purchase individual securities with any stated maturity. The dollar-weighted average portfolio maturity may be shorter than the stated maturity due to several factors, including but not limited to prepayment patterns, call dates and put features.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.


Bond maturity measures the time remaining until an issuer must repay a bond's principal in full.

The Main Risks of Investing in the Fund




There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.

Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of the fund's securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) In addition to the general risks associated with changing interest rates, the fund may also be subject to additional specific risks. As interest rates decline, the issuers of securities held by the fund may prepay principal earlier than scheduled, forcing the fund to reinvest in lower yielding securities. Prepayment may reduce the fund's income. As interest rates increase, fewer issuers tend to prepay, which may extend the average life of fixed income securities and have the effect of locking in a below-market interest rate, increasing the fund's effective duration and reducing the value of the security. Because the fund may invest in mortgage-related securities, it is more vulnerable to both of these risks.

Credit Risk. A fund purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, an issuer may be unable or unwilling to make timely payments on the interest and principal on the bonds it has issued.


Tax Liability Risk. Distributions by the fund that are derived from income from taxable securities held by the fund will generally be taxable to shareholders as ordinary income. Other distributions such as capital gains are also subject to federal taxation. New federal or state legislation could adversely affect the tax-exempt status of securities held by the fund, resulting in higher tax liability for shareholders. In addition, distribution of the fund's income and gains will generally be subject to state taxation.


Market Risk. Deteriorating conditions might cause a general weakness in the municipal securities market that reduces the overall level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the fund by reducing the relative attractiveness of bonds as an investment. Also, to the extent that the fund emphasizes bonds from any given industry, it could be hurt if that industry does not do well.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This fund is designed for individuals who are seeking income that is exempt from regular federal income tax.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements and the risk that the derivatives transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the fund.


Other factors that could affect performance include:


o the managers could be incorrect in their analysis of interest rate trends, credit quality or other factors or in their municipal securities selections generally

The Fund's Performance History


While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.


The bar chart shows how performance has varied from year to year, which may give some idea of risk. The table on the following page shows how fund performance compares with a broad-based market index (which, unlike the fund, does not have any fees or expenses). The performance of both the fund and the index varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).


The table shows returns on a before-tax and after-tax basis. After-tax returns are estimates calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table.

Scudder Municipal Bond Fund

--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year            Institutional Class
--------------------------------------------------------------------------------
THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:


1994       -0.99
1995       13.34
1996        5.84
1997        8.18
1998        5.44
1999       -1.25
2000        8.64
2001        5.34
2002        7.50


2003        4.78



For the periods included in the bar chart:

Best Quarter: 5.16%, Q1 1995              Worst Quarter: -2.98%, Q1 1994
              ---- ---------                             ---------------

--------------------------------------------------------------------------------
Average Annual Total Returns (%) as of 12/31/2003
--------------------------------------------------------------------------------

                                           1 Year        5 Years      10 Years
--------------------------------------------------------------------------------
Institutional Class
--------------------------------------------------------------------------------

  Return before Taxes                        4.78          4.95          5.60
                                             ----          ----          ----

--------------------------------------------------------------------------------

  Return after Taxes on Distributions        4.78          4.95          5.56
                                             ----          ----          ----

--------------------------------------------------------------------------------

  Return after Taxes on Distributions        4.65          4.91          5.51
                                             ----          ----          ----

  and Sale of Fund Shares
--------------------------------------------------------------------------------

Index (Reflects no deduction for fees,       4.19          5.47          5.42
                                             ----          ----          ----
expenses or taxes)

--------------------------------------------------------------------------------


Index: The Lehman Brothers 5-Year General Obligation Index is an unmanaged index including over 1,900 intermediate term general obligation tax-exempt municipal bonds with an average maturity range of 4 to 6 years. The index includes tax-exempt municipal issues with a minimum par amount of $5 million.

Total returns from 2000 through 2003 would have been lower if operating expenses hadn't been reduced.

--------------------------------------------------------------------------------



Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or
(800) 730-1313 or visit our Web site at www.scudder.com.
--------------------------------------------------------------------------------
The Return after Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number represents the fund's taxable distributions, not a shareholder's gain or loss from selling fund shares.

The Return after Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund's taxable distributions and a shareholder's gain or loss from selling fund shares.

How Much Investors Pay


This table describes the fees and expenses that you may pay if you buy and hold Institutional Class shares of the fund.



Fee Table
Shareholder Fees, paid directly from your investment              None
                                                                            None
--------------------------------------------------------------------------------
Annual Operating Expenses, deducted from fund assets
--------------------------------------------------------------------------------

Management Fee                                                  0.40%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                  None
--------------------------------------------------------------------------------
Other Expenses                                                   0.16

--------------------------------------------------------------------------------

Total Annual Operating Expenses                                  0.56

--------------------------------------------------------------------------------

Less Fee Waiver/Expense Reimbursements*                          0.01

--------------------------------------------------------------------------------

Net Annual Fund Operating Expenses                               0.55

--------------------------------------------------------------------------------



* Through February 28, 2005, the investment advisor and administrator have contractually agreed to waive their fees and/or reimburse expenses so that total operating expenses will not exceed 0.55%.

Based on the costs above (including one year of capped expenses in each period), this example helps you compare the expenses of Institutional Class shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

--------------------------------------------------------------------------------
Example                 1 Year         3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Institutional Class       $56            $178           $312           $700

--------------------------------------------------------------------------------

                                                             Institutional Class

                                             ticker symbol   MGSMX
                                             fund number     536


 Scudder Short-Term Municipal Bond Fund
--------------------------------------------------------------------------------

The Fund's Main Investment Strategy


The fund seeks a high level of income exempt from regular federal income tax, consistent with the preservation of capital. Under normal market conditions, the fund invests at least 80% of its assets, determined at the time of purchase, in municipal securities that pay interest exempt from regular federal income tax. There is no restriction on the percentage of assets that may be invested in obligations the interest on which is a preference item for purposes of the federal alternative minimum tax (AMT).




The fund invests primarily in investment grade short-term municipal securities. Municipal securities are debt securities issued by states and certain other municipal issuers, political subdivisions, agencies and public authorities that pay interest that is exempt from regular federal income tax. While the fund invests primarily in higher quality investment grade bonds, the fund may invest up to 15% of its assets in investment grade bonds that are rated in the fourth highest rating category. The fund may also invest a significant portion of its total assets (i.e., 25% or more) in private activity and industrial development bonds if the interest paid on them is exempt from regular federal income tax. The payment of principal and interest on a private activity or industrial development bond is generally dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property financed as security for such payment.


--------------------------------------------------------------------------------

CREDIT QUALITY POLICIES Fixed income securities are generally investment grade if they are rated in one of the top four long-term rating categories of a nationally recognized statistical rating organization ("NRSRO") or of comparable quality.

In the event a security is rated below investment grade by an NRSRO and rated investment grade by another NRSRO, we will consider the security to be rated investment grade. The fund may choose not to sell securities that are downgraded after their purchase below the fund's minimum acceptable credit rating. The fund's credit standards also apply to counterparties of over-the-counter (OTC) derivative contracts.

Up to 20% of the fund's total assets may be invested in certain taxable securities in order to maintain liquidity. The fund may also purchase securities on a when-issued basis.


In managing the fund, the portfolio managers look for securities that they believe offer the best value in keeping with the fund's goal of a high level of income exempt from regular federal income tax, consistent with the preservation of capital. In making their buy and sell decisions, the portfolio managers typically weigh a number of factors against each other, from economic outlooks and possible interest rate movements to characteristics of specific securities, such as coupon, maturity date and call date, credit condition and outlook, liquidity, and changes in supply and demand within the municipal bond market.


Issuer research lies at the heart of our investment process. In selecting individual securities for investment, the portfolio management team:

o uses credit research conducted by full time in-house analysts to determine the issuer's current and future potential ability to pay principal and interest;

o looks to exploit any inefficiencies between intrinsic value and trading price; and

o subordinates sector weightings to individual bonds that may add above-market value.


In addition, the portfolio managers intend to use various types of derivative instruments (instruments whose value is based on, for example, indices, commodities or securities) for hedging purposes or to enhance return. Such instruments may include inverse floaters, futures contracts, interest rate swaps and other over-the-counter derivatives. From time to time, the use of derivatives will be an important part of the fund's investment strategy.

Portfolio Maturity. The portfolio managers intend to maintain a dollar-weighted effective average portfolio maturity of no longer than three years. Subject to its portfolio maturity policy, the fund may purchase individual securities with any stated maturity. The dollar-weighted average portfolio maturity may be shorter than the stated maturity due to several factors, including but not limited to prepayment patterns, call dates and put features.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Bond maturity measures the time remaining until an issuer must repay a bond's principal in full.

The Main Risks of Investing in the Fund


There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.

Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of the fund's securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) In addition to the general risks associated with changing interest rates, the fund may also be subject to additional specific risks. As interest rates decline, the issuers of securities held by the fund may prepay principal earlier than scheduled, forcing the fund to reinvest in lower yielding securities. Prepayment may reduce the fund's income. As interest rates increase, fewer issuers tend to prepay, which may extend the average life of fixed income securities and have the effect of locking in a below-market interest rate, increasing the fund's effective duration and reducing the value of the security. Because the fund may invest in mortgage-related securities, it is more vulnerable to both of these risks.

Credit Risk. n investorA fund purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, an issuer may not be unable or unwilling to make timely payments on the interest and principal on the bonds it has issued.


Tax Liability Risk. Distributions by the fund that are derived from income from taxable securities held by the fund will generally be taxable to shareholders as ordinary income. Other distributions such as capital gains are also subject to federal taxation. New federal or state legislation could adversely affect the tax-exempt status of securities held by the fund, resulting in higher tax liability for shareholders. In addition, distribution of the fund's income and gains will generally be subject to state taxation.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.


This fund is designed for individuals who are seeking income that is exempt from regular federal income tax and are also seeking less volatility in the value of their investment than an investment in the Municipal Bond Fund.

Market Risk. Deteriorating conditions might cause a general weakness in the municipal securities market that reduces the overall level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the fund by reducing the relative attractiveness of bonds as an investment. Also, to the extent that the fund emphasizes bonds from any given industry, it could be hurt if that industry does not do well.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements and the risk that the derivatives transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the fund.


Other factors that could affect performance include:


o the managers could be incorrect in their analysis of interest rate trends, credit quality or other factors or in their municipal securities selections generally

The Fund's Performance History


While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.


The bar chart shows how performance has varied from year to year, which may give some idea of risk. The table on the following page shows how fund performance compares with a broad-based market index (which, unlike the fund, does not have any fees or expenses) and another benchmark (which does reflect fees and expenses). The performance of the fund, the index and the benchmark varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The table shows returns on a before-tax and after-tax basis. After-tax returns are estimates calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table.


Scudder Short-Term Municipal Bond Fund

--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year            Institutional Class
--------------------------------------------------------------------------------
THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

1996    5.59
1997    6.94
1998    5.13
1999    1.20
2000    6.34
2001    5.11
2002    5.16

2003    2.71




For the periods included in the bar chart:

Best Quarter: 2.27%, Q2 1997              Worst Quarter: -0.03%, Q2 1999

Average Annual Total Returns (%) as of 12/31/2003
--------------------------------------------------------------------------------

                                       1 Year        5 Years    Since Inception*
--------------------------------------------------------------------------------
Institutional Class
--------------------------------------------------------------------------------

  Return before Taxes                  2.71           4.09            4.98

--------------------------------------------------------------------------------

  Return after Taxes on
  Distributions                        2.71           4.09            4.95

--------------------------------------------------------------------------------

  Return after Taxes on
  Distributions and Sale of
  Fund Shares                          2.69           4.07            4.89

--------------------------------------------------------------------------------

Index 1 (reflects no deduction
for fees, expenses or taxes)**         2.74           4.11            4.45

--------------------------------------------------------------------------------

Index 2**                              0.53           1.99            2.44

--------------------------------------------------------------------------------


Index 1: The Lehman Brothers 1-Year General Obligation Index is an unmanaged index including bonds with a minimum credit rating of BAA3, are issued as part of a deal of at least $50 million, have an amount outstanding of at least $5 million, have a maturity of one to two years, are backed by the full faith and credit of an issuer with taxing power, and have been issued after December 31, 1990.

Index 2: The iMoneyNet All Tax-Free Money Funds Average is the average of all tax-exempt municipal money market funds that invest in obligations of tax-exempt entities, including state and municipal authorities. Money market funds seek to maintain a stable net asset value. Generally, their performance is below that of a short term municipal bond fund.

*    The fund's Institutional Class commenced operations on March 6, 1995.

**   Index comparisons begin on March 31, 1995.

Total returns from 2000 through 2003 would have been lower if operating expenses hadn't been reduced.

--------------------------------------------------------------------------------

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or
(800) 730-1313 or visit our Web site at www.scudder.com.


--------------------------------------------------------------------------------

The Return after Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number represents the fund's taxable distributions, not a shareholder's gain or loss from selling fund shares.


The Return after Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund's taxable distributions and a shareholder's gain or loss from selling fund shares.

How Much Investors Pay


This table describes the fees and expenses that you may pay if you buy and hold Institutional Class shares of the fund.


--------------------------------------------------------------------------------
Fee Table
--------------------------------------------------------------------------------
Shareholder Fees, paid directly from your investment                 None
--------------------------------------------------------------------------------
Annual Operating Expenses, deducted from fund assets
--------------------------------------------------------------------------------

Management Fee                                                      0.40%

--------------------------------------------------------------------------------

Distribution/Service (12b-1) Fee                                     None

--------------------------------------------------------------------------------
Other Expenses                                                       0.16
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                      0.56
--------------------------------------------------------------------------------
Less Fee Waiver/Expense Reimbursements*                              0.01

--------------------------------------------------------------------------------
Net Annual Fund Operating Expenses                                   0.55
--------------------------------------------------------------------------------



* Through February 28, 2005, the investment advisor and administrator have contractually agreed to waive their fees or reimburse expenses so that total operating expenses will not exceed 0.55%.

Based on the costs above (including one year of capped expenses in each period), this example helps you compare the expenses of Institutional Class shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

--------------------------------------------------------------------------------
Example                 1 Year         3 Years        5 Years        10 Years
--------------------------------------------------------------------------------

Institutional Class       $56            $178           $312           $700

--------------------------------------------------------------------------------

Other Policies and Secondary Risks


While the sections on the previous pages describe the main points of each fund's strategy and risks, there are a few other issues to know about:

Other policies

o Although major changes tend to be infrequent, a fund's Board could change that fund's investment goal without seeking shareholder approval. However, each fund's policy of investing at least 80% of its assets, determined at the time of purchase, in municipal securities that pay interest exempt from regular federal income tax cannot be changed without shareholder approval.

o As a temporary defensive measure, each fund could shift up to 100% of assets into investments such as money market securities or other short-term bonds that offer comparable levels of risk. This could prevent losses, but, while engaged in a temporary defensive position, the fund will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

o The advisor measures credit quality at the time it buys securities, using independent rating agencies or, for unrated securities, its judgment that the securities are of equivalent quality. In addition, the advisor applies its own credit quality standards to evaluate securities. If a security's credit quality declines, the advisor will decide what to do with the security, based on the circumstances and its assessment of what would benefit shareholders most.


Secondary risks

Private Activity and Industrial Development Bond Risks. The payment of principal and interest on these bonds is generally dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property financed as security for such payment.

When-Issued and Delayed Delivery Securities Risk. Each fund may purchase or sell a security at a future date for a predetermined price. The market value of the securities may change before delivery.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if a fund has valued its securities too highly, you may end up paying too much for fund shares when you buy into a fund. If a fund underestimates its price, you may not receive the full market value for your fund shares when you sell.


For more information

This prospectus doesn't tell you about every policy or risk of investing in the funds.


If you want more information on a fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).


Keep in mind that there is no assurance that any mutual fund will achieve its goal.

Who Manages and Oversees the Funds


Investment Advisor. Deutsche Asset Management, Inc. ("DeAM, Inc."), with headquarters at 280 Park Avenue, New York, NY 10017, acts as the investment advisor for each fund. As investment advisor, DeAM, Inc., under the supervision of the Board of Trustees, makes the funds' investment decisions, buys and sells securities for the funds and conducts the research that leads to these purchase and sale decisions. DeAM, Inc. is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

The advisor receives a management fee from each fund it manages. Below are the actual rates paid by each fund for the most recent fiscal year, as a percentage of each fund's average daily net assets:

--------------------------------------------------------------------------------
Fund Name                                                         Fee Paid
--------------------------------------------------------------------------------

Scudder Municipal Bond Fund                                        0.40%

--------------------------------------------------------------------------------

Scudder Short-Term Municipal Bond Fund                             0.40%

--------------------------------------------------------------------------------


DeAM, Inc. provides a full range of investment advisory services to institutional and retail clients and is an indirect wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles.

The portfolio managers

The following people handle the day-to-day management of each fund.


  Philip G. Condon                          Shelly Deitert
  Managing Director of Deutsche Asset       Vice President of Deutsche Asset
  Management and Co-Lead Portfolio          Management and Portfolio Manager of
  Manager of the funds.                     the funds.
  o   Joined Deutsche Asset Management      o   Joined Deutsche Asset Management
      in 1983 and the funds in 2003.            in 1997 and the funds in 2003.
  o   Over 28 years of investment           o   Over 7 years of investment
      industry experience.                      industry experience.

  o   MBA, University of Massachusetts
      at Amherst.

  Ashton P. Goodfield
  CFA, Managing Director of Deutsche
  Asset Management and Co-Lead Portfolio

Manager of the funds.
  o   Joined Deutsche Asset Management in
      1986 and the funds in 2003.
  o   Over 18 years of investment industry
      experience.

Financial Highlights


These tables are designed to help you understand each fund's financial performance in recent years. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in a particular fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, independent accountants,@@@@ whose reports, along with each fund's financial statements, are included in that fund's annual report (see "Shareholder reports" on the back cover).


Scudder Municipal Bond Fund -- Institutional Class

--------------------------------------------------------------------------------
 Years Ended October 31,                2003     2002     2001    2000     1999
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period  $11.20   $11.18   $10.77  $10.66   $11.30
--------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                  .53      .53      .53     .56      .51
--------------------------------------------------------------------------------
  Net realized and unrealized gain       .02      .02      .41     .11    (.59)
  (loss) on investment transactions
--------------------------------------------------------------------------------
  Total from investment operations       .55      .55      .94     .67    (.08)
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income                 (.53)    (.53)    (.53)   (.56)   (.51)
--------------------------------------------------------------------------------
  Net realized gains on investment        --       --       --      --    (.05)
  transactions
--------------------------------------------------------------------------------
  Total distributions                  (.53)    (.53)    (.53)   (.56)    (.56)
--------------------------------------------------------------------------------
Net asset value, end of period        $11.22   $11.20   $11.18  $10.77   $10.66
--------------------------------------------------------------------------------
Total Return (%)^a                      5.01     5.04     8.90    6.45    (.78)
--------------------------------------------------------------------------------
Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)   420      454      442     515      623
--------------------------------------------------------------------------------
Ratio of expenses before expense         .56      .58      .57     .59      .58
reductions (%)
--------------------------------------------------------------------------------
Ratio of expenses after expense          .55      .55      .55     .55      .55
reductions (%)
--------------------------------------------------------------------------------
Ratio of net investment income (%)      4.72     4.76     4.80    5.25     4.62
--------------------------------------------------------------------------------
Portfolio turnover rate (%)               18       17       27      29       27
--------------------------------------------------------------------------------
^a Total return would have been lower had certain expenses not been reduced.
--------------------------------------------------------------------------------

Scudder Short-Term Municipal Bond Fund -- Institutional Class

--------------------------------------------------------------------------------
 Years Ended October 31,                2003     2002     2001    2000     1999
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period  $10.34   $10.33   $10.16  $10.11   $10.37
--------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                  .31      .41      .47     .50      .40
--------------------------------------------------------------------------------
  Net realized and unrealized gain       .01      .01      .17     .05    (.26)
  (loss) on investment transactions
--------------------------------------------------------------------------------
  Total from investment operations       .32      .42      .64     .55      .14
--------------------------------------------------------------------------------
Less distributions from:               (.31)    (.41)    (.47)   (.50)    (.40)
  Net investment income
--------------------------------------------------------------------------------
Net asset value, end of period        $10.35   $10.34   $10.33  $10.16   $10.11
--------------------------------------------------------------------------------
Total Return (%)^a                      3.14     4.29     6.40    5.52     1.33
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)   542      317      155     192      107
--------------------------------------------------------------------------------
Ratio of expenses before expense         .56      .60      .62     .71      .80
reductions (%)
--------------------------------------------------------------------------------
Ratio of expenses after expense          .55      .55      .55     .55      .55
reductions (%)
--------------------------------------------------------------------------------
Ratio of net investment income (%)      2.92     3.88     4.60    5.26     3.92
--------------------------------------------------------------------------------
Portfolio turnover rate (%)               34       34       63      52       64
--------------------------------------------------------------------------------

^a Total returns would have been lower had certain expenses not been reduced.
--------------------------------------------------------------------------------

  How to Invest in the Funds

  The following pages tell you about many of the services, choices and benefits of being a shareholder. You'll also find information on how to check the status of your account using the method that's most convenient for you.


  You can find out more about the topics covered here by speaking with your financial advisor.

Buying and Selling Institutional Class Shares


You may buy Institutional Class shares through your securities dealer or through any financial institution that is authorized to act as a shareholder servicing agent ("financial advisor"). Contact them for details on how to enter and pay for your order. Each fund's advisor, administrator or their affiliates may provide compensation to financial advisors for distribution, administrative and promotional services. You may also buy Institutional Class shares by sending your check (along with a completed Application Form) directly to the transfer agent. Your purchase order may not be accepted if a fund withdraws the offering of fund shares, the sale of fund shares has been suspended or if it is determined that your purchase would be detrimental to the interests of the fund's shareholders.


Eligibility requirements

You may buy Institutional Shares if you are any of the following:

o An eligible institution (e.g., a financial institution, corporation, trust, estate or educational, religious or charitable institution).

o  An employee benefit plan with assets of at least $50 million.

o A registered investment advisor or financial planner purchasing on behalf of clients and charging an asset-based or hourly fee.

o A client of the private banking division of Deutsche Bank AG.


o A current or former director or trustee of the Deutsche or Scudder mutual funds.

o An employee, the employee's spouse or life partner and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a sub-advisor to any fund in the Scudder family of funds or a broker-dealer authorized to sell shares in the funds.


Investment minimums

Your initial investment must be at least $250,000. There are no minimum subsequent investment requirements.

The minimum initial investment is waived for:


o Investment advisory affiliates of Deutsche Bank Securities, Inc. or Scudder funds purchasing shares for the accounts of their investment advisory clients.


o  Employee benefit plans with assets of at least $50 million.

o  Clients of the private banking division of Deutsche Bank AG.

o A current or former director or trustee of the Deutsche or Scudder mutual funds.

o An employee, the employee's spouse or life partner and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a sub-advisor to any fund in the Scudder family of funds or a broker-dealer authorized to sell shares of the funds.


Each fund and its service providers reserve the right to waive or modify the above eligibility requirements and investment minimums from time to time at their discretion.


How to contact the transfer agent

================================================================================

By Phone:              (800) 730-1313

================================================================================
First Investments      Scudder Investments Service Company
By Mail:               P.O. Box 219356
                       Kansas City, MO 64121-9356
================================================================================
Additional             Scudder Investments Service Company
Investments By         P.O. Box 219154
Mail:                  Kansas City, MO 64121-9154
================================================================================
By Overnight Mail:     Scudder Investments Service Company
                       811 Main Street
                       Kansas City, MO 64105-2005
================================================================================
By Fax (for            (800) 821-6234
exchanging and
selling shares
only):
--------------------------------------------------------------------------------


You can reach ScudderACCESS, the Scudder automated information line, 24 hours a day, 7 days a week by calling (800) 972-3060.


How to open your fund account

================================================================================
MAIL: Complete and sign the account application that accompanies this prospectus. (You may obtain additional applications by calling the transfer agent.) Mail the completed application along with a check payable to the fund you have selected to the transfer agent. Be sure to include the fund number. (For fund numbers, see below.) The addresses are shown under "How to contact the transfer agent."

================================================================================
WIRE:                  Call the transfer agent to set up a wire account.
================================================================================
FUND NAME              Scudder Municipal Bond Fund -- Institutional Class -- 528
AND FUND NUMBER        Scudder Short-Term Municipal Bond Fund -- Institutional
                       Class-- 536
--------------------------------------------------------------------------------

Please note that your account cannot become activated until we receive a completed application.

How to buy and sell shares

MAIL:


Buying: Send your check, payable to "Scudder Municipal Bond Fund -- Institutional Class -- 528" or "Scudder Short-Term Municipal Bond Fund -- Institutional Class -- 536" to the transfer agent. The addresses are shown above under "How to contact the transfer agent." Be sure to include the fund number and your account number (see your account statement) on your check. If you are investing in more than one fund, make your check payable to "Scudder Funds" and include your account number, the names and numbers of the funds you have selected, and the dollar amount or percentage you would like invested in each fund.


Selling: Send a signed letter to the transfer agent with your name, your fund number and account number, the fund's name, and either the number of shares you wish to sell or the dollar amount you wish to receive. You must leave at least $250,000 worth of shares in your account to keep it open. Unless exchanging into another Scudder fund, you must submit a written authorization to sell shares in a retirement account.

WIRE:


Buying: You may buy shares by wire only if your account is authorized to do so. Please note that you or your financial advisor must call Shareholder Services at
(800) 730-1313 to notify us in advance of a wire transfer purchase. Inform Shareholder Services of the amount of your purchase and receive a trade confirmation number. Instruct your bank to send payment by wire using the wire instructions noted below. All wires must be received by 4:00 p.m. (Eastern time) the next business day following your purchase.

================================================================================
Bank Name:              Deutsche Bank Trust Company Americas
================================================================================
Routing No:             021001033
================================================================================
Attn:                   Scudder Funds
================================================================================

DDA No:                 00-226-296

================================================================================
FBO:                    (Account name)
                        (Account number)
================================================================================

Credit:                 Scudder Municipal Bond Fund -- Institutional
                        Class -- 528
                        Scudder Short-Term Municipal Bond Fund --
                        Institutional Class -- 536

--------------------------------------------------------------------------------

Refer to your account statement for the account name and number. Wire transfers normally take two or more hours to complete. Wire transfers may be restricted on holidays and at certain other times. If your wire is not received by 4:00 p.m. (Eastern time) on the next business day after the fund receives your request to purchase shares, your transaction will be canceled at your expense and risk.


Selling: You may sell shares by wire only if your account is authorized to do so. You will be paid for redeemed shares by wire transfer of funds to your financial advisor or bank upon receipt of a duly authorized redemption request as promptly as feasible. For your protection, you may not change the destination bank account over the phone. To sell by wire, contact your financial advisor or Shareholder Services at (800) 730-1313. Inform Shareholder Services of the amount of your redemption and receive a trade confirmation number. The minimum redemption by wire is $1,000. Each fund and its service providers reserve the right to waive the minimum from time to time at their discretion. We must receive your order by 4:00 p.m. (Eastern time) to wire your account the next business day.


TELEPHONE TRANSACTIONS:


You may place orders to buy and sell over the phone by calling your financial advisor or Shareholder Services at (800) 730-1313. If your shares are in an account with the transfer agent, you may (1) redeem by check in an amount up to $100,000, or by wire (minimum $1,000), or (2) exchange the shares for Institutional shares of another Scudder fund by calling Shareholder Services.

You may make regular investments from a bank checking account. For more information on setting up an automatic investment plan or payroll investment plan, call Shareholder Services at (800) 730-1313.

Policies You Should Know About



Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on distributions and taxes, applies to all investors, including those investing through financial advisors.

If you are investing through a financial advisor, check the materials you received from them about how to buy and sell shares. As a general rule, you should follow the information in those materials wherever it contradicts the information given here. Please note that a financial advisor may charge fees separate from those charged by a fund.

Keep in mind that the information in this prospectus applies only to each fund's Institutional Class. The funds have other share classes, which are described in separate prospectuses and have different fees, requirements and services.

In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your financial advisor or call (800) 730-1313.


Policies about transactions


Each fund is open for business each day the New York Stock Exchange is open. Each fund calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). You can place an order to buy or sell shares at any time.


To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. Some or all of this information will be used to verify the identity of all persons opening an account.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

The Scudder Web site can be a valuable resource for shareholders with Internet access. Go to www.scudder.com to get up-to-date information, review balances or even place orders for exchanges.

We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity, and in some cases the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.


We will attempt to collect any missing required and requested information by contacting you or your financial intermediary. If we are unable to obtain this information within the time frames established by each fund, then we may reject your application and order.

Each fund will not invest your purchase until all required and requested identification information has been provided and your application has been submitted in "good order." After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated.

If we are unable to verify your identity within time frames established by each fund, after a reasonable effort to do so, you will receive written notification.

The funds generally will not accept new account applications to establish an account with a non-US address (APO/FPO and US territories are acceptable) or for a non-resident alien.

Because orders placed through financial advisors must be forwarded to the transfer agent before they can be processed, you'll need to allow extra time. A representative of your financial advisor should be able to tell you when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.

ScudderACCESS, the Scudder Automated Information Line, is available 24 hours a day by calling (800) 972-3060. You can use ScudderACCESS to get information on Scudder funds generally and on accounts held directly at Scudder. You can also use it to make exchanges and sell shares.

QuickBuy and QuickSell let you set up a link between a Scudder account and a bank account. Once this link is in place, you can move money between the two with a phone call. You'll need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed and there is a $50 minimum and $250,000 maximum. To set up QuickBuy or QuickSell on a new account, see the account application; to add it to an existing account, call (800) 730-1313.

Telephone and electronic transactions. You are automatically entitled to telephone and electronic transaction privileges, but you may elect not to have them when you open your account or by contacting Shareholder Services at a later date.


Since many transactions may be initiated by telephone or electronically, it's important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur as a result. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.


If you pay for shares by check and the check fails to clear, or if you order shares by phone and fail to pay for them by 4:00 p.m. (Eastern time) the next business day, we have the right to cancel your order, hold you liable or charge you or your account for any losses or fees the fund or its agents have incurred. To sell shares, you must state whether you would like to receive the proceeds by wire or check.

Exchanges are a shareholder privilege, not a right: we may reject any exchange order or require a shareholder to own shares of a fund for 15 days before we process the order for the other fund, particularly when there appears to be a pattern of "market timing" or other frequent purchases and sales. We may also reject or limit purchase orders for these or other reasons. However, there is no assurance that these policies will be effective in limiting the practice of market timing in all cases.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

If you ever have difficulty placing an order by phone or fax, you can always send us your order in writing.

Each fund accepts payment for shares only in US dollars by check, bank or Federal Funds wire transfer, or by electronic bank transfer. Please note that we cannot accept cash, money orders, traveler's checks, starter checks, third party checks, checks drawn on foreign banks or checks issued by credit card companies or Internet-based companies.


When you ask us to send or receive a wire, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are generally completed within 24 hours. The funds can only send wires of $1,000 or more and accept wires of $50 or more.


We do not issue share certificates. However, if you currently have shares in certificated form, you must include the share certificates properly endorsed or accompanied by a duly executed stock power when exchanging or redeeming shares. You may not exchange or redeem shares in certificate form by telephone or via the Internet.


When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. The only exception is if you want money wired to a bank account that is already on file with us; in that case, you don't need a signature guarantee. Also, you don't generally need a signature guarantee for an exchange, although we may require one in certain other circumstances.


A signature guarantee is simply a certification of your signature -- a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange, or any member or participant of an approved signature guarantor program. Note that you can't get a signature guarantee from a notary public and we must be provided the original guarantee.

Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your financial advisor for more information.

Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are also two circumstances when it could be longer: when you are selling shares you bought recently by check and that check hasn't cleared yet (maximum delay: 10 days) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes may also be delayed when you are selling recently purchased shares.

You may obtain additional information about other ways to sell your shares by contacting your investment provider.


How the funds calculate share price


To calculate net asset value per share or NAV, the share class uses the following equation:


                   TOTAL ASSETS - TOTAL LIABILITIES
                 ------------------------------------   =  NAV
                  TOTAL NUMBER OF SHARES OUTSTANDING



The price at which you buy and sell shares is the NAV.

We typically value securities using market quotations or information furnished by a pricing service. However, we may use methods approved by a fund's Board that are intended to reflect fair value when market quotations or pricing service information are not readily available or when a security's value is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market). In such a case, a fund's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset sale.


Other rights we reserve

You should be aware that we may do any of the following:

o  withdraw or suspend the offering of shares at any time


o withhold a portion of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

o reject a new account application if you don't provide any required or requested identifying information, or for any other reasons


o redeem your shares and close your account on 60 days' notice if it fails to meet the minimum account balance requirement of $250,000 for any reason other than a change in market value


o close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your fund shares will be redeemed at the net asset value per share next calculated after we determine to close your account; you may be subject to gain or loss on the redemption of your fund shares and you may incur tax liability

o refuse, cancel or rescind any purchase or exchange order; freeze any account (meaning you will not be able to purchase fund shares in your account); suspend account services; and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in the fund's best interest or when the fund is requested or compelled to do so by governmental authority or by applicable law

o pay you for shares you sell by "redeeming in kind," that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; a fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the fund's net assets, whichever is less

o change, add, or withdraw various services, fees and account policies (for example, we may change or terminate the exchange privilege or adjust a fund's investment minimums at any time)


o suspend or postpone redemptions during periods when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents the fund from disposing of its portfolio securities or pricing its shares

Understanding Distributions and Taxes


By law, a mutual fund is required to pass through to its shareholders virtually all of its net earnings. A fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (A fund's earnings are separate from any gains or losses stemming from your own purchase and sale of shares.) A fund may not always pay a distribution for a given period.

Each fund has a regular schedule for paying out any earnings to shareholders:

o  Income dividends: accrued daily and paid monthly

o Short-term and long-term capital gains: November or December or otherwise as needed

For federal income tax purposes, income and capital gains distributions are generally taxable. However, any income distributions that are properly designated as exempt-interest dividends will not be subject to regular federal income tax.

You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in fund shares (at NAV), all deposited directly to your bank account or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested. Taxable distributions are taxable whether you receive them in cash or reinvest them in additional shares.

Buying and selling fund shares will usually have tax consequences for you. Your sale of shares may result in a capital gain or loss for you; whether long-term or short-term depends on how long you owned the shares. For tax purposes, an exchange is the same as a sale.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.


Because each shareholder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.

The tax status of any taxable fund earnings, should you receive them, and your own fund transactions, generally depends on their type:

================================================================================

Generally taxed at capital              Generally taxed at ordinary
gain rates:                             income rates:

================================================================================


Taxable distributions from a fund

o gains from the sale of securities     o gains from the sale of securities
  held by a fund for more than one        held by the fund for one year or
  year                                    less

                                        o all other taxable income (except
                                          for tax-exempt interest income)

================================================================================

Transactions involving fund shares

o gains from selling fund shares        o gains from selling fund shares
  held for more than one year             held for one year or less

================================================================================



If a fund's distributions exceed its income and capital gains realized in any year, all or a portion of those distributions may be treated, for tax purposes, as a return of capital. A return of capital generally will not be taxable to you but will reduce the cost basis of your shares and result in a higher reported capital gain or a lower reported capital loss when you sell your shares.

However, if a fund has available capital loss carryforwards to offset its capital gains realized in any year, and its distributions exceed its income alone, all or a portion of the excess distributions may not be treated, for tax purposes, as a return of capital, and would be taxable to shareholders.

Each fund intends to distribute tax-exempt interest as exempt-interest dividends, which are excluded from gross income for regular federal income tax purposes, but may be subject to alternative minimum tax and state and local income taxes. Their distributions from other sources, if any, would be taxable as described above.

Your fund will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions you received. They also have certain details on your purchases and sales of shares. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

If you invest right before a fund pays a dividend, you may be getting some of your investment back as a taxable dividend. You can avoid this, if you want, by investing after the fund declares the dividend.

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

To Get More Information

Shareholder reports -- These include commentary from each fund's management team about recent market conditions and the effects of a fund's strategies on its performance. They also have detailed performance figures, a list of everything each fund owns, and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) -- This tells you more about each fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about a fund, call (800) 730-1313, or contact Scudder Investments at the address listed below. These documents and other information about each fund are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about each fund, including each fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 942-8090.



Scudder Investments                        SEC
--------------------------------------------------------------------------------
222 South Riverside Plaza                  Public Reference Section
Chicago, IL 60606-5808                     Washington, D.C. 20549-0102
www.scudder.com                            www.sec.gov

(800) 730-1313                             (202) 942-8090



Distributor
Scudder Distributors, Inc.
222 South Riverside Plaza
Chicago, IL 60606-5808




Scudder
Investments                               SEC File Numbers:
                                          Scudder Municipal Bond Fund   811-8006
A Member of                               Scudder Short-Term Municipal Bond
Deutsche Asset Management [Logo]          Fund                         811-8006

                                                                     SCUDDER
                                                                     INVESTMENTS

                        European Equity
                        Classes A, B and C


Prospectus


--------------------------------------------------------------------------------
                        March 1, 2004
--------------------------------------------------------------------------------


                        Scudder European Equity Fund


As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

--------------------------------------------------------------------------------









Contents
--------------------------------------------------------------------------------


How the Fund Works                            How to Invest in the Fund

  4  The Fund's Main Investment                21  Choosing a Share Class
     Strategy
                                               27  How to Buy Shares
  7  The Main Risks of Investing in
     the Fund                                  28  How to Exchange or Sell
                                                   Shares
  9  The Fund's Performance
     History                                   29  Policies You Should Know
                                                   About
 11  How Much Investors Pay
                                               37  Understanding Distributions
 12  Other Policies and Secondary                  and Taxes
     Risks

 14  Who Manages and Oversees
     the Fund

 17  Financial Highlights

How the Fund Works

On the next few pages, you'll find information about this fund's investment goal, the main strategies it uses to pursue that goal and the main risks that could affect performance.


Whether you are considering investing in the fund or are already a shareholder, you'll want to look this information over carefully. You should keep it on hand for reference as well.


Remember that mutual funds are investments, not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down and you could lose money by investing in them.

--------------------------------------------------------------------------------
                                           |  Class A      Class B      Class C

                            ticker symbol  |  DBEAX        DBEBX        DBECX

                            fund number    |  470          670          770

  Scudder European Equity Fund
--------------------------------------------------------------------------------

The Fund's Main Investment Strategy

The fund seeks capital appreciation.

Under normal circumstances, the fund invests at least 80% of its assets, determined at the time of purchase, in equity securities and other securities with equity characteristics based in the developed countries of Europe, including the countries that make up the MSCI Europe Index. The fund may also invest in companies that during the last fiscal year derived at least half of their revenues from goods or services produced, sold or performed in Europe. The fund may invest a portion of its assets in companies based in the emerging markets of Eastern and Central Europe (for example, Bulgaria, Croatia, Estonia and Lithuania) and the Mediterranean region (for example, Greece, Egypt, Morocco and Tunisia). An emerging market is commonly defined as one that experienced comparatively little industrialization or that has a relatively new stock market and a low level of quoted market capitalization. Although the fund intends to diversify its investments across different countries, the fund may invest a significant portion of its assets in a single country. The fund may invest in companies of any market capitalization.

The portfolio managers employ a strategy of growth at a reasonable price -- combining what they believe to be the best of "value" and "growth" investment approaches. This core philosophy involves attempting to identify both undervalued stocks and catalysts that will function to realize the inherent value of these companies. They seek to identify companies that combine strong potential for earnings growth with reasonable investment value. Such companies typically exhibit increasing rates of profitability and cash flow, yet their share prices compare favorably to other stocks in a given market and to their peers.

Company research lies at the heart of the fund's investing process. The fund's process brings an added dimension to this fundamental research. It draws on the insight of experts from a range of financial disciplines -- regional stock market specialists, global industry specialists, economists and quantitative analysts. They challenge, refine and amplify each other's ideas. Their close collaboration is a critical element of the fund's investment process. The portfolio managers utilize a team approach to investing and believe strongly in fundamental analysis as a starting point to valuing a company. The portfolio managers' analysis of trends and possible breaks with traditional patterns allows for the identification of investments which may be undervalued because changes in legislation, technological developments, industry rationalization or other structural shifts have created potential opportunities which the market has not yet discovered. Emphasis is placed on visiting companies and conducting in-depth research of industries and regions. This involves identifying investment trends or major social developments that are likely to have a significant positive impact on certain technologies, products and services.


In choosing stocks and other equity securities, the portfolio management team considers a number of factors, including:

o  stock price relative to the company's rate of earnings growth;

o  valuation relative to other European companies and market averages;

o  valuation relative to global peers; and

o  merger and acquisition trends.

In implementing this strategy, the fund may experience a high portfolio turnover rate. The fund's portfolio management team has a sell discipline which maintains upside and downside target prices, which are adjusted to keep pace with changes in company, industry and market circumstances.

The fund is permitted, but not required, to invest in various instruments commonly known as "derivatives" to increase or decrease its exposure to an asset class, securities market, index or currency. The fund will primarily use futures, options, options on futures, forward currency transactions and swaps. The portfolio managers may use derivatives in circumstances when the portfolio managers believe the derivatives offer an economical means of gaining exposure to a particular asset class, securities market, index or currency. The fund may also invest in derivatives to gain exposure to the market while, at the same time, maintaining a high degree of liquidity in order to meet shareholder redemptions or other needs. Use of some derivatives may have the effect of leveraging the fund's exposure to a particular asset class or other investment, which heightens risk but may also allow for enhanced returns. In implementing this strategy, the fund may experience a high portfolio turnover rate.









--------------------------------------------------------------------------------

Futures, options and options on futures contracts are used as a low-cost method for gaining exposure to a particular securities market or index without investing directly in those securities.

Forward currency transactions are the purchase or sale of a foreign currency at an exchange rate established now, but with payment and delivery at a specified future time. Forward currency transactions may be used in an attempt to hedge against losses, or, where possible, to add to investment returns.

A swap is a transaction where one security or characteristic of a security is swapped for another.

Portfolio Turnover. The portfolio turnover rate measures the frequency that the fund sells and replaces the securities it holds within a given period. Recently, the fund has had a high portfolio turnover rate. High turnover can increase the fund's transaction costs, thereby lowering its returns. It may also increase your tax liability if you do not hold the fund in a tax-advantaged account such as an IRA.

The Main Risks of Investing in the Fund

There are several risk factors that could hurt the fund's performance, cause you to lose money or make the fund perform less well than other investments.


Stock Market Risk. As with most stock funds, an important factor with this fund is how stock markets perform -- in this case, the European markets. When European stock prices fall, you should expect the value of your investment to fall as well. For example, European companies could be hurt by such factors as regional economic downturns or difficulties with the European Economic and Monetary Union (EMU). Eastern European companies can be very sensitive to political and economic developments. To the extent that the fund invests in smaller-sized companies, it will be more susceptible to these risks as smaller-sized companies have limited business lines and financial resources, making them especially vulnerable to business risks and economic downturns.

Foreign Investment Risk. Foreign markets often exhibit more volatility than those in the US. Investing in foreign securities involves greater risk than investing in US securities for various reasons, including:

o Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits.

o Information Risk. Financial reporting standards for companies based in foreign markets are often less stringent than those applicable to US companies and may present an incompleteLiquidity or misleading picture of a foreign company.

o Liquidity Risk. Securities that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active securities.


This liquidity risk is a factor of the trading volume of a particular security, as well as the size and liquidity of the entire local market. On the whole, foreign markets are smaller and less liquid than the US market. This can make buying and selling certain securities more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell a security in an orderly fashion at a price that approaches the managers' estimate of its value.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This fund is designed for investors with long-term goals who can tolerate capital fluctuation in pursuit of capital appreciation.

o Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

o Currency Risk. The fund invests in foreign securities denominated in foreign currencies. To the extent that the fund is exposed to non-dollar currencies, if these currencies decline in value relative to the dollar, it may reduce gains or increase losses.

Emerging Markets Risk. To the extent that the fund does invest in emerging markets to enhance overall returns, it may face higher political, information, liquidity, regulatory and stock market risks. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight.


Regional Focus Risk. Focusing on a single country or region involves increased currency, political, regulatory and other risks. To the extent the fund concentrates its investments in a particular region, market swings in such a targeted country or region will be likely to have a greater effect on fund performance than they would in a more geographically diversified equity fund.


Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the fund has valued its securities too highly, you may end up paying too much for fund shares when you buy into the fund. If the fund underestimates their price, you may not receive the full market value for your fund shares when you sell.


Other factors that could affect performance include:

o the managers could be incorrect in their analysis of companies, sectors, economic trends, the relative attractiveness of different sizes of stocks or other matters


o derivatives could produce disproportionate losses due to a variety of factors, including the unwillingness or inability of the counterparty to meet its obligations or unexpected price or interest rate movements (see "Secondary risks" for more information)

The Fund's Performance History

While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.


The bar chart shows how performance has varied from year to year, which may give some idea of risk. The bar chart does not reflect sales loads; if it did, total returns would be lower than those shown. The table on the following page shows how fund performance compares with a broad-based market index (which, unlike the fund, does not have any fees or expenses). The table includes the effects of maximum sales loads. The performance of both the fund and the index varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).


The inception date for Class A, B and C shares is February 28, 2001. In the bar chart, the performance figures for Class A shares prior to its inception are based on the historical performance of the fund's original share class (Institutional Class), adjusted to reflect the higher gross total annual operating expenses of Class A.

In the table, the performance figures for each share class prior to its inception are based on the historical performance of the Institutional Class, adjusted to reflect both the higher gross total annual operating expenses and the current applicable sales charges for Class A, B and C. Institutional Class shares are offered in a different prospectus, which is available upon request.


The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for Class A only and will vary for Classes B and C. After-tax returns are estimates calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


Scudder European Equity Fund

--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year                       Class A
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:



1997       15.25
1998       22.59
1999       45.07
2000       96.21
2001      -27.83
2002      -16.35
2003       33.81


For the periods included in the bar chart:


Best Quarter: 105.29%, Q1 2000             Worst Quarter: -22.48%, Q3 2002

--------------------------------------------------------------------------------
Average Annual Total Returns (%) as of 12/31/2003
--------------------------------------------------------------------------------
                                     1 Year        5 Years+    Since Inception*+
--------------------------------------------------------------------------------
Class A
--------------------------------------------------------------------------------
  Return before Taxes                 26.12          16.73          18.73
--------------------------------------------------------------------------------
  Return after Taxes on               26.74          15.57          16.67
  Distributions
--------------------------------------------------------------------------------
  Return after Taxes on               16.37          14.26          15.70
  Distributions and Sale of
  Fund Shares
--------------------------------------------------------------------------------
Class B (Return before Taxes)         29.96          17.23          18.84
--------------------------------------------------------------------------------
Class C (Return before Taxes)         32.81          17.38          18.90
--------------------------------------------------------------------------------
Index (reflects no deductions         38.54          -0.78           7.61
for fees, expenses or taxes)
--------------------------------------------------------------------------------

Index: The MSCI Europe Index is a total return index, reported in US dollars, based on share prices and reinvested gross dividends of approximately 600 companies (only those securities deemed sufficiently liquid for trading by investors) from the following 16 countries: Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom.

* Since September 3, 1996 (inception date of the Institutional Class). Index comparison begins on August 31, 1996.

+ Past performance is not indicative of future results. The fund's performance in 2000 was significantly impacted by gains from initial public offerings (IPOs) during a period when the fund's assets were relatively small and the market for IPOs was strong. There is no assurance that any future investments in IPOs by the fund will have a similar effect on its future performance. The fund's performance also benefited from a one-time gain from accounting for the cancellation of certain shareholder trades in February 2000.

Total returns from inception through 2003 would have been lower if operating expenses hadn't been reduced.

--------------------------------------------------------------------------------

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or
(800) 621-1048 or visit our Web site at www.scudder.com.








--------------------------------------------------------------------------------

The Return after Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number only represents the fund's taxable distributions, not a shareholder's gain or loss from selling fund shares.

The Return after Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund's taxable distributions and a shareholder's gain or loss from selling fund shares.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold fund shares.

--------------------------------------------------------------------------------
Fee Table                                   Class A       Class B      Class C
--------------------------------------------------------------------------------

Shareholder Fees, paid directly from your investment
--------------------------------------------------------------------------------


Maximum Sales Charge (Load) Imposed on        5.75%        None          None
Purchases (as % of offering price)
--------------------------------------------------------------------------------
Maximum Contingent Deferred Sales Charge      None*        4.00%         1.00%
(Load) (as % of redemption proceeds)
--------------------------------------------------------------------------------
Maximum Short-Term Redemption Fee (as %       2.00%**      None          None
of redemption proceeds as applicable)
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from fund assets
--------------------------------------------------------------------------------
Management Fee                                0.70%        0.70%         0.70%
--------------------------------------------------------------------------------
Distribution (12b-1) Fees                     0.25         0.75          0.75
--------------------------------------------------------------------------------
Other Expenses***                             1.38         1.63          1.63
--------------------------------------------------------------------------------
Total Annual Operating Expenses               2.33         3.08          3.08
--------------------------------------------------------------------------------
Expense Waivers/Reimbursements+               0.83         0.83          0.83
--------------------------------------------------------------------------------
Net Annual Operating Expenses+                1.50         2.25          2.25
--------------------------------------------------------------------------------

* The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see "Policies You Should Know About -- Policies about transactions") may be subject to a contingent deferred sales charge of 1.00% if redeemed within one year of purchase and 0.50% if redeemed during the second year following purchase.


** The 2.00% short-term redemption applies to shares redeemed either by selling or exchanging into another fund within 60 days of purchase. The fee is withheld from redemption proceeds and retained by the fund.


*** Includes a shareholder servicing fee of up to 0.25% for Class B and Class C shares.

+ Through February 28, 2005, the advisor and administrator have contractually agreed to waive their fees or reimburse expenses so that total operating expenses will not exceed 1.50% for Class A shares and 2.25% for Class B and C shares.


Expense Example


Based on the costs above (including one year of capped expenses in each period), this example helps you compare the expenses of each share class to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.


--------------------------------------------------------------------------------
Example                     1 Year        3 Years        5 Years       10 Years
--------------------------------------------------------------------------------

Expenses, assuming you sold your shares at the end of each period
--------------------------------------------------------------------------------

Class A shares                $719        $1,186         $1,678         $3,028
--------------------------------------------------------------------------------
Class B shares                 628         1,173          1,743          2,999
--------------------------------------------------------------------------------
Class C shares                 328           873          1,543          3,335
--------------------------------------------------------------------------------


Expenses, assuming you kept your shares
--------------------------------------------------------------------------------

Class A shares                $719        $1,186         $1,678         $3,028
--------------------------------------------------------------------------------
Class B shares                 228           873          1,543          2,999
--------------------------------------------------------------------------------
Class C shares                 228           873          1,543          3,335
--------------------------------------------------------------------------------

Other Policies and Secondary Risks


While the sections on the previous pages describe the main points of the fund's strategy and risks, there are a few other issues to know about.


Other policies

o Although major changes tend to be infrequent, the fund's Board could change the fund's investment goal without seeking shareholder approval. In addition, the fund's Board will provide shareholders with at least 60 days' notice prior to making any changes to the fund's policy of investing at least 80% of its assets in the equity securities of developed countries of Europe.

o As a temporary defensive measure, the fund could shift up to 100% of assets into investments such as money market securities. This could prevent losses, but while engaged in a temporary defensive position, the fund may not achieve its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

o The fund's equity investments are mainly common stocks, but may also include preferred stocks and other securities with equity characteristics, such as convertible securities and warrants.

o The fund may trade securities actively. This could raise transaction costs (thus lowering returns) and could mean higher taxable income.

Secondary risks


Derivatives Risk. Although not one of its principal investment strategies, the fund may invest in certain types of derivatives. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency for which it is acting as a substitute; derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; and the risk that the derivatives transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses that it could have if it had not entered into these transactions. There is no guarantee that these derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the fund.

IPO Risk. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify a fund's performance if it has a small asset base. A fund is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that a fund will be able to obtain proportionately larger IPO allocations.


For more information

This prospectus doesn't tell you about every policy or risk of investing in the fund.


If you want more information on the fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).


Keep in mind that there is no assurance that any mutual fund will achieve its goal.

Who Manages and Oversees the Fund


Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.


Investment Advisor and Subadvisor. Deutsche Asset Management, Inc. ("DeAM, Inc.") with offices at 280 Park Avenue, New York, NY 10017, acts as the investment advisor for the fund.


Deutsche Asset Management Investment Services Ltd. ("DeAMIS"), One Appold Street, London, England, an affiliate of the advisor, is the subadvisor and is responsible for managing the fund's assets. DeAMIS provides a full range of international investment advisory services to institutional and retail clients. The advisor compensates DeAMIS out of the management fee it receives from the fund. As subadvisor, under the supervision of the Board of Trustees, DeAMIS makes the fund's investment decisions, buys and sells securities for the fund and conducts the research that leads to these purchase and sale decisions. DeAMIS is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

DeAM, Inc. and DeAMIS provide a full range of global investment advisory services to institutional and retail clients. DeAM, Inc. and DeAMIS are indirect wholly owned subsidiaries of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

The advisor receives a management fee from the fund. Under the investment advisory agreement, the advisory fees are equal to an annual rate of 0.70% of the fund's average daily net assets, computed and accrued daily. For the most recent fiscal year, effective management fee rate, net of waivers, equaled 0.04%.

Other Services. DeAM, Inc. provides administrative services for the fund. In addition, either DeAM, Inc. or your financial advisor performs the functions necessary to establish and maintain your account. In addition to setting up the account and processing your purchase and sale orders, these functions include:

o  keeping accurate, up-to-date records for your individual fund account;

o  implementing any changes you wish to make in your account information;

o  processing your requests for cash dividends and distributions from a fund;

o answering your questions on a fund's investment performance or administration;

o  sending proxy reports and updated prospectus information to you; and

o  collecting your executed proxies.

Regulatory Update. As are many other mutual fund complexes, Scudder is conducting an ongoing review of market timing in the Scudder Funds -- including trading by clients, employees and ex-employees. Market timing refers generally to the frequent trading in and out of mutual fund shares in order to take advantage of pricing inefficiencies.

Scudder has identified an investment advisory firm that had an arrangement with the organization that resulted in frequent trading, including trading in your fund, inconsistent with registration statement policies. We are currently investigating the extent of such trading and whether it caused dilution. The arrangement with the outside investment advisory firm began before the new Scudder management team was in place in 2002. In early 2003, management initiated steps that led to the subsequent termination of the arrangement. Scudder will work with your fund's board to establish an appropriate measure of dilution losses, if any, related to the trading, and reimbursement for those losses.

The inquiry into market timing in the Scudder Funds is ongoing. Scudder has provided information about the preliminary results of its review to the appropriate regulators and to the fund boards. Scudder continues to cooperate with each regulator that has sought information.

The portfolio managers

The following people handle the day-to-day management of the fund.


  Alexander (Sandy) Black                   Michael Schmidt
  Managing Director, Deutsche Asset         CFA, Director, Deutsche Asset
  Management and Co-Manager of the fund.    Management and Co-Manager of the fund.
   o   Head of European Equity portfolio     o   Head of global equity research
       selection team, portfolio manager         team for Telecom Services sector
       Europe ex-UK and Euroland Equity          and portfolio manager for European
       and head of European Equity local         Equity and Europe ex-UK and
       research team: London.                    Euroland Equity: Frankfurt.
   o   Joined Deutsche Asset Management      o   Joined Deutsche Asset Management
       (International) Ltd. in 1994 after        International GmbH in 1992 after
       eight years of experience as              two years of experience as a
       portfolio manager/analyst at NM           trainee for Deutsche Bank,
       Rothschild and Invesco.                   Inglostadt.
   o   MA from Cambridge University.
                                            John Wood
  Joerg Breedveld                           Managing Director, Deutsche Asset
  Managing Director, Deutsche Asset         Management and Co-Manager of the fund.
  Management and Co-Manager of the fund.     o   Head of UK Portfolio Management;
   o   Head of global portfolio selection        Chairman of the UK Portfolio
       team for Europe ex-UK and Euroland        Selection Team and a member of the
       Equity, member of European Equity         European Portfolio Selection Team:
       portfolio selection team, European        London.
       Mid-Cap Equity analyst and            o   Joined Deutsche Asset Management
       portfolio manager for German and          (International) Ltd. in 1998.
       Europe Equities: Frankfurt.           o   Previously worked at SG Warburg
   o   Joined Deutsche Asset Management          Group; management consultant with
       International GmbH in 1991 as a           McKinsey; UK Equity Fund Manager
       portfolio manager, previously             with Mercury Asset Management;
       serving as investment advisor and         Head of Equities with Foreign &
       financial analyst for German              Colonial Management.
       equities within Deutsche Bank         o   MA from Oxford University; MBA
       Research.                                 from Harvard Business School.

  Katrina Mitchell                          Julian Barrell
  Director, Deutsche Asset Management       Director, Deutsche Asset Management
  and Co-Manager of the fund.               and Co-Manager of the fund.
   o   Portfolio manager for European        o   Portfolio Manager for European
       Equity and Europe ex-UK and               Equity and Europe ex-UK and
       Euroland Equity and member of the         Euroland Equity: London
       European Equity local research        o   Joined Deutsche Asset Management
       team: London.                             (International) Ltd. in 1997 as a
   o   Joined Deutsche Asset Management          member of the European Equity Team.
       Ltd. in 1993 as a Graduate Trainee.   o   Previously with Foreign and
                                                 Colonial Management Ltd. for five
                                                 years.


Financial Highlights


These tables are designed to help you understand the fund's financial performance in recent years. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in a particular fund would have earned (or lost), assuming all dividends and distributions were reinvested. The information for Scudder European Equity Fund has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the fund's financial statements, is included in the fund's annual report (see "Shareholder reports" on the last page).


Scudder European Equity Fund -- Class A


--------------------------------------------------------------------------------
 Years Ended October 31,                                2003     2002     2001^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                 $ 6.47    $ 7.46   $10.00
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                        .09^b     .04^b     --^c
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on           1.09    (1.03)   (2.54)
  investment transactions
--------------------------------------------------------------------------------
  Total from investment operations                     1.18     (.99)   (2.54)
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income                               (.14)        --       --
--------------------------------------------------------------------------------
  Total distributions                                 (.14)        --       --
--------------------------------------------------------------------------------
Redemption fees                                        --^c        --       --
--------------------------------------------------------------------------------
Net asset value, end of period                       $ 7.51    $ 6.47   $ 7.46
--------------------------------------------------------------------------------
Total Return (%)^d                                   18.57    (13.27)  (25.40)**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                  .20       .11      .28
--------------------------------------------------------------------------------
Ratio of expenses before expense reductions            2.33      2.67    1.88*
(includes interest expense paid by the Fund) (%)
--------------------------------------------------------------------------------
Ratio of expenses after expense reductions (includes   1.50      1.54    1.53*
interest expense paid by the Fund) (%)
--------------------------------------------------------------------------------
Ratio of expenses after expense reductions (excludes   1.50      1.50    1.50*
interest expense paid by the Fund) (%)
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)              1.41       .60     .25*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                              69       169      238
--------------------------------------------------------------------------------

^a For the period from February 28, 2001 (commencement of operations of Class A shares) to October 31, 2001.

^b   Based on average shares outstanding during the period.

^c   Amount is less than $.005.

^d Total return would have been lower had certain expenses not been reduced. Total return does not reflect the effect of any sales charges.

*    Annualized

**   Not annualized

Scudder European Equity Fund -- Class B


--------------------------------------------------------------------------------
 Years Ended October 31,                                2003     2002     2001^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                 $ 6.41    $ 7.42   $10.00
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                        .04^b    (.01)^b   (.01)
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on           1.08    (1.00)   (2.57)
  investment transactions
--------------------------------------------------------------------------------
  Total from investment operations                     1.12    (1.01)   (2.58)
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income                               (.09)        --       --
--------------------------------------------------------------------------------
  Total distributions                                 (.09)        --       --
--------------------------------------------------------------------------------
Redemption fees                                        --^c        --       --
--------------------------------------------------------------------------------
Net asset value, end of period                       $ 7.44    $ 6.41   $ 7.42
--------------------------------------------------------------------------------
Total Return (%)^d                                   17.66    (13.61)  (25.80)**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                  .21       .14      .67
--------------------------------------------------------------------------------
Ratio of expenses before expense reductions            3.08      3.49    2.63*
(includes interest expense paid by the Fund) (%)
--------------------------------------------------------------------------------
Ratio of expenses after expense reductions (includes   2.25      2.29    2.28*
interest expense paid by the Fund) (%)
--------------------------------------------------------------------------------
Ratio of expenses after expense reductions (excludes   2.25      2.25    2.25*
interest expense paid by the Fund) (%)
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)               .66     (.12)   (.26)*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                              69       169      238
--------------------------------------------------------------------------------

^a For the period from February 28, 2001 (commencement of operations of Class B shares) to October 31, 2001.

^b   Based on average shares outstanding during the period.

^c   Amount is less than $.005.

^d Total return would have been lower had certain expenses not been reduced. Total return does not reflect the effect of any sales charges.

*    Annualized

**   Not annualized

Scudder European Equity Fund -- Class C


--------------------------------------------------------------------------------
 Years Ended October 31,                                2003     2002     2001^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                 $ 6.43    $ 7.45   $10.00
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                         .04b   --^b,^c    (.01)
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on           1.09    (1.02)   (2.54)
  investment transactions
--------------------------------------------------------------------------------
  Total from investment operations                     1.13    (1.02)   (2.55)
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income                               (.09)        --       --
--------------------------------------------------------------------------------
  Total distributions                                 (.09)        --       --
--------------------------------------------------------------------------------
Redemption fees                                        --^c        --       --
--------------------------------------------------------------------------------
Net asset value, end of period                       $ 7.47    $ 6.43   $ 7.45
--------------------------------------------------------------------------------
Total Return (%)^d                                   17.76    (13.69)  (25.50)**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                  .41       .33     .094
--------------------------------------------------------------------------------
Ratio of expenses before expense reductions            3.08      3.55    2.63*
(includes interest expense paid by the Fund) (%)
--------------------------------------------------------------------------------
Ratio of expenses after expense reductions (includes   2.25      2.29    2.28*
interest expense paid by the Fund) (%)
--------------------------------------------------------------------------------
Ratio of expenses after expense reductions (excludes   2.25      2.25    2.25*
interest expense paid by the Fund) (%)
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)               .66       .05   (.29)*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                              69       169      238
--------------------------------------------------------------------------------

^a For the period from February 28, 2001 (commencement of operations of Class C shares) to October 31, 2001.

^b   Based on average shares outstanding during the period.

^c   Amount is less than $.005.

^d Total return would have been lower had certain expenses not been reduced. Total return does not reflect the effect of any sales charges.

*    Annualized

**   Not annualized

How to Invest in the Fund

The following pages tell you about many of the services, choices and benefits of being a shareholder. You'll also find information on how to check the status of your account using the method that's most convenient for you.


You can find out more about the topics covered here by speaking with your financial advisor or a representative of your workplace retirement plan or other investment provider.

Choosing a Share Class


This prospectus describes three share classes for the fund. Each class has its own fees and expenses, offering you a choice of cost structures. This fund offers other classes of shares separately. Class A, Class B and Class C shares are intended for investors seeking the advice and assistance of a financial advisor, who will typically receive compensation for those services.

Before you invest, take a moment to look over the characteristics of each share class, so that you can be sure to choose the class that's right for you. You may want to ask your financial advisor to help you with this decision.


We describe each share class in detail on the following pages. But first, you may want to look at the table below, which gives you a brief comparison of the main features of each class.

================================================================================
Classes and features                      Points to help you compare
================================================================================
Class A

o Sales charges of up to 5.75%, charged   o Some investors may be able to reduce
  when you buy shares o                   r eliminate their sales charges;
                                            see next page
o In most cases, no charges when you
  sell shares                             o Total annual operating expenses are
                                            lower than those for Class B or
o Up to 0.25% annual distribution fee       Class C

                                          o A short-term redemption fee of 2.00%
                                            may apply to shares redeemed within
                                            60 days of purchase
================================================================================
Class B

o No charges when you buy shares          o The deferred sales charge rate falls
                                            to zero after six years
o Deferred sales charge declining from
  4.00%, charged when you sell shares     o Shares automatically convert to
  you bought within the last six years      Class A after six years, which means
                                            lower annual expenses going forward


o 0.75% annual distribution fee and up
  to 0.25% shareholder servicing fee
================================================================================
Class C

o Deferred sales charge of 1.00%,         o The deferred sales charge rate is
  charged when you sell shares you          lower than for Class B shares, but
  bought within the last year               your shares never convert to
                                            Class A, so annual expenses remain
o 0.75% annual distribution fee and up      higher
  to 0.25% shareholder servicing fee
================================================================================

Your financial advisor will typically be paid a fee when you buy shares and may receive different levels of compensation depending upon which class of shares you buy. In addition to these payments, the fund's advisor or its affiliates may provide compensation to your financial advisor for distribution, administrative and promotional services.

Class A shares


Class A shares of the fund have a 12b-1 plan, under which a distribution fee of up to 0.25% is deducted from class assets each year. Because distribution fees are continuous in nature, these fees may, over time, increase the cost of your investment and may cost you more than paying other types of sales charges.

Class A shares have a sales charge that varies with the amount you invest:

---------------------------------------------------------------------

                                 Sales charge          Sales charge
                              as a % of offering    as a % of your net
Your investment                     price              investment

---------------------------------------------------------------------
Up to $50,000                      5.75%               6.10%
---------------------------------------------------------------------
$50,000-$99,999                     4.50                4.71
---------------------------------------------------------------------
$100,000-$249,999                   3.50                3.63
---------------------------------------------------------------------
$250,000-$499,999                   2.60                2.67
---------------------------------------------------------------------
$500,000-$999,999                   2.00                2.04
---------------------------------------------------------------------
$1 million or more          See below and next page
---------------------------------------------------------------------


You may be able to lower your Class A sales charges if:


o you plan to invest at least $50,000 over the next 24 months ("letter of intent")

o the amount of shares you already own (including shares in certain other funds) plus the amount you're investing now is at least $50,000 ("cumulative discount")

o you are investing a total of $50,000 or more in several funds at once ("combined purchases")


The point of these three features is to let you count investments made at other times and in certain other funds for purposes of calculating your present sales charge. Any time you can use the privileges to "move" your investment into a lower sales charge category in the table above, it's generally beneficial for you to do so. You can take advantage of these methods by filling in the appropriate sections of your application or by speaking with your financial advisor.



THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Class A shares may make sense for long-term investors, especially those who are eligible for reduced or eliminated sales charges.

You may be able to buy Class A shares without sales charges when you are:

o  reinvesting dividends or distributions

o  investing through certain workplace retirement plans

o participating in an investment advisory program under which you pay a fee to an investment advisor or other firm for portfolio management services


o exchanging an investment in Class A shares of another fund for an investment in the fund

o a current or former director or trustee of the Deutsche or Scudder mutual funds

o an employee, the employee's spouse or life partner and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a subadvisor to any fund in the Scudder family of funds or a broker-dealer authorized to sell shares of the funds

There are a number of additional provisions that apply in order to be eligible for a sales charge waiver. Each fund may waive the sales charges for investors in other situations as well. Your financial advisor or Shareholder Services can answer your questions and help you determine if you are eligible.

If you're investing $1 million or more, either as a lump sum or through one of the sales charge reduction features described on the previous page, you may be eligible to buy Class A shares without sales charges. However, you may be charged a contingent deferred sales charge (CDSC) of 1.00% on any shares you sell within the first year of owning them and a similar charge of 0.50% on shares you sell within the second year of owning them ("Large Order NAV Purchase Privilege"). This CDSC is waived under certain circumstances (see "Policies You Should Know About"). Your financial advisor or Shareholder Services can answer your questions and help you determine if you're eligible.

The fund may charge a 2.00% short-term redemption fee of the net asset value of Class A shares (either by selling or exchanging into another fund) within 60 days (approximately two months) of purchase. This fee will compensate the Fund for expenses directly related to redemption of Class A shares, discourage short-term investment in Class A shares and facilitate portfolio management.


The short-term redemption fee is withheld from redemption proceeds. This fee is not a deferred sales charge and is not a commission. The fee is paid to the fund.

The short-term redemption fee does not apply to:


o  shares acquired through reinvestment of dividends and other distributions;

o shares of the fund in an account which is closed by us because the account fails to meet minimum balance requirements; and

o shares held by certain 401(k) plans, similar individual account plans or profit sharing plans.

The short-term redemption fee may apply to shares held through certain omnibus accounts and retirement plans. With regard to these accounts and plans, the fund reserves the right, in its sole discretion, to impose (or not to impose) the short-term redemption fee in the future. The fund will make this determination after considering, among other things, the fund's costs of processing redemptions from these accounts or plans. You should consult with your retirement plan administrator or omnibus account representative to determine whether the redemption fee is applicable to your shares.

The fund will use the "first-in, first-out" method to determine your holding period of Class A shares for purposes of the short-term redemption fee. If you have purchased shares at various times, the shares held the longest will be redeemed first for the purposes of determining whether or not the redemption fee will be applied. If your holding period is less than 60 days for any of the shares you are redeeming or exchanging, the short-term redemption fee will be assessed on the net asset value of those shares calculated at the time the redemption is effected.

Class B shares


With Class B shares, you pay no up-front sales charges. Class B shares of the fund have a 12b-1 plan, under which a distribution fee of 0.75% is deducted from class assets each year. Class B shares also deduct a shareholder servicing fee of up to 0.25% from class assets each year. This means the annual expenses for Class B shares are somewhat higher (and their performance correspondingly lower) compared to Class A shares. After six years, Class B shares automatically convert to Class A shares which has the net effect of lowering the annual expenses from the seventh year on. However, unlike Class A shares, your entire investment goes to work immediately.


Class B shares have a CDSC. This charge declines over the years you own shares and disappears completely after six years of ownership. But for any shares you sell within those six years, you may be charged as follows:

---------------------------------------------------------------------
Year after you bought shares           CDSC on shares you sell
---------------------------------------------------------------------
First year                                       4.00%
---------------------------------------------------------------------
Second or third year                             3.00
---------------------------------------------------------------------
Fourth or fifth year                             2.00
---------------------------------------------------------------------
Sixth year                                       1.00
---------------------------------------------------------------------
Seventh year and later        None (automatic conversion to Class A)
---------------------------------------------------------------------


This CDSC is waived under certain circumstances (see "Policies You Should Know About"). Your financial advisor or Shareholder Services can answer your questions and help you determine if you're eligible.


While Class B shares don't have any front-end sales charges, their higher annual expenses mean that over the years you could end up paying more than the equivalent of the maximum allowable front-end sales charge.


If you are thinking of making a large purchase in Class B shares or if you already own a large amount of Class A shares in a fund or other Scudder funds, it may be more cost efficient to purchase Class A shares instead. You should consult with your financial advisor to determine which class of shares is appropriate for you.



THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Class B shares may make sense for long-term investors who prefer to see all of their investment go to work right away and can accept somewhat higher annual expenses.

Class C shares

Class C shares have a 12b-1 plan under which a distribution fee of 0.75% is deducted from class assets each year. Class C shares also deduct a shareholder servicing fee of up to 0.25% from class assets each year. Because of these fees, the annual expenses for Class C shares are similar to those of Class B shares, but higher than those for Class A shares (and the performance of Class C shares is correspondingly lower than that of Class A shares).

Unlike Class B shares, Class C shares do NOT automatically convert to Class A shares after six years, so they continue to have higher annual expenses.

Class C shares have a CDSC, but only on shares you sell within one year of buying them:

Year after you bought shares            CDSC on shares you sell
---------------------------------------------------------------------
First year                                       1.00%
---------------------------------------------------------------------
Second year and later                             None
---------------------------------------------------------------------


This CDSC is waived under certain circumstances (see "Policies You Should Know About"). Your financial advisor or Shareholder Services can answer your questions and help you determine if you're eligible.


Because Class C shares have higher annual expenses, you could end up paying more than the equivalent of the maximum allowable front-end sales charge.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Class C shares may appeal to investors who plan to sell some or all shares within six years of buying them or who aren't certain of their investment time horizon.

How to Buy Shares

Once you've chosen a share class, use these instructions to make investments.

================================================================================
First investment                          Additional investments
================================================================================
$1,000 or more for regular accounts       $50 or more for regular accounts and
                                          IRA accounts
$500 or more for IRAs
                                          $50 or more with an Automatic
                                          Investment Plan
================================================================================

Through a financial advisor

o Contact your advisor using the method   o Contact your advisor using the
  that's most convenient for you            method that's most convenient for
                                            you
================================================================================
By mail or express mail (see below)

o Fill out and sign an application        o Send a check made out to "Scudder
                                            Funds" and a Scudder investment slip
o Send it to us at the appropriate          to us at the appropriate address
  address, along with an investment check   below

                                          o If you don't have an investment
                                            slip, simply include a letter with
                                            your name, account number, the full
                                            name of the fund and the share class
                                            and your investment instructions
================================================================================
By wire

o Call (800) 621-1048 for instructions    o Call (800) 621-1048 for instructions
================================================================================
By phone

Not available                             o Call (800) 621-1048 for instructions
================================================================================
With an automatic investment plan

Not available                             o To set up regular investments from a
                                            bank checking account, call
                                            (800) 621-1048
================================================================================
On the Internet

Not available                             o Call (800) 621-1048 to establish
                                            Internet access

                                          o Go to www.scudder.com and log in

                                          o Follow the instructions for buying
                                            shares with money from your bank
                                            account
================================================================================




--------------------------------------------------------------------------------

Regular mail:
First Investment: Scudder Investments, PO Box 219356, Kansas City, MO 64121-9356 Additional Investments: Scudder Investments, PO Box 219154, Kansas City, MO 64121-9154

Express, registered or certified mail:
Scudder Investments, 811 Main Street, Kansas City, MO 64105-2005

Fax number: (800) 821-6234 (for exchanging and selling only)

How to Exchange or Sell Shares

Use these instructions to exchange or sell shares in your account.

================================================================================
Exchanging into another fund              Selling shares
================================================================================
$1,000 or more to open a new account      Some transactions, including most for
($500 for IRAs)                           over $100,000, can only be ordered in
                                          writing with a signature guarantee; if
$50 or more for exchanges between         you're in doubt, see page 32
existing accounts
================================================================================

Through a financial advisor

o Contact your advisor by the method      o Contact your advisor by the method
  that's most convenient for you            that's most convenient for you
================================================================================

By phone or wire                          o Call (800) 621-1048 for instructions

o Call (800) 621-1048 for instructions
================================================================================
By mail, express mail or fax
(see previous page)

Write a letter that includes:             Write a letter that includes:

o the fund, class and account number      o the fund, class and account number
  you're exchanging out of                  from which you want to sell shares

o the dollar amount or number of shares   o the dollar amount or number of
  you want to exchange                      shares you want to sell

o the name and class of the fund you      o your name(s), signature(s) and
  want to exchange into                     address, as they appear on your
                                            account
o your name(s), signature(s) and
  address, as they appear on your         o a daytime telephone number
  account

o a daytime telephone number
================================================================================

With an automatic exchange plan

o To set up regular exchanges from a      Not available
  fund account, call (800) 621-1048
================================================================================
With an automatic withdrawal plan

Not available                             o To set up regular cash payments from
                                            a fund account, call (800) 621-1048
================================================================================
On the Internet

o Call (800) 621-1048 to establish        o Call (800) 621-1048 to establish
  Internet access                           Internet access

o Go to www.scudder.com and log in        o Go to www.scudder.com and log in

o Follow the instructions for making      o Follow the instructions for making
  on-line exchanges                         on-line redemptions
================================================================================

Policies You Should Know About

Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on dividends and taxes, applies to all investors, including those investing through investment providers.


If you are investing through an investment provider, check the materials you received from them on how to buy and sell shares. As a general rule, you should follow the information in those materials wherever it contradicts the information given here. Please note that an investment provider may charge fees separate from those charged by the fund.


In either case, keep in mind that the information in this prospectus applies only to the fund's Class A, Class B and Class C shares. The fund has other share classes, which are described in a separate prospectus and have different fees, requirements and services.


In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your financial advisor or call (800) 621-1048.


Policies about transactions

The fund is open for business each day the New York Stock Exchange is open. The fund calculates its share price for each class every business day, as of the close of regular trading on the Exchange (typically 4:00 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). You can place an order to buy or sell shares at any time.

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. Some or all of this information will be used to verify the identity of all persons opening an account.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

The Scudder Web site can be a valuable resource for shareholders with Internet access. Go to www.scudder.com to get up-to-date information, review balances or even place orders for exchanges.

We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity, and in some cases the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.

We will attempt to collect any missing required and requested information by contacting you or your financial intermediary. If we are unable to obtain this information within the time frames established by the fund, then we may reject your application and order.


The fund will not invest your purchase until all required and requested identification information has been provided and your application has been submitted in "good order." After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated (less any applicable sales charges).


If we are unable to verify your identity within time frames established by the fund, after a reasonable effort to do so, you will receive written notification.

The fund generally will not accept new account applications to establish an account with a non-US address (APO/FPO and US territories are acceptable) or for a non-resident alien.


Because orders placed through financial advisors must be forwarded to the fund's transfer agent before they can be processed, you'll need to allow extra time. A representative of your financial advisor should be able to tell you when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.

ScudderACCESS, the Scudder Automated Information Line, is available 24 hours a day by calling (800) 972-3060. You can use ScudderACCESS to get information on Scudder funds generally and on accounts held directly at Scudder. You can also use it to make exchanges and sell shares.



THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

If you ever have difficulty placing an order by phone or fax, you can always send us your order in writing.

QuickBuy/QuickSell let you set up a link between a Scudder account and a bank account. Once this link is in place, you can move money between the two with a phone call. You'll need to make sure your bank has Automated Clearing House
(ACH) services. Transactions take two to three days to be completed and there is a $50 minimum and a $250,000 maximum. To set up QuickBuy/QuickSell on a new account, see the account application; to add it to an existing account, call
(800) 621-1048.

Telephone and electronic transactions. You are automatically entitled to telephone and electronic transaction privileges but you may elect not to have them when you open your account or by contacting Shareholder Services at a later date.

Since many transactions may be initiated by telephone or electronically, it's important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur as a result. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

Exchanges are a shareholder privilege, not a right: we may reject any exchange order or require a shareholder to own shares of a fund for 15 days before we process the order for the other fund, particularly when there appears to be a pattern of "market timing" or other frequent purchases and sales. We may also reject or limit purchase orders for these or other reasons. However, there is no assurance that these policies will be effective in limiting the practice of market timing in all cases.


The fund accepts payment for shares only in US dollars by check, by bank or Federal Funds wire transfer, or by electronic bank transfer. Please note that a fund cannot accept cash, traveler's checks, starter checks, money orders, third party checks, checks drawn on foreign banks, or checks issued by credit card companies or Internet-based companies.

When you ask us to send or receive a wire, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are generally completed within 24 hours. The fund can only send wires of $1,000 or more and accept wires of $50 or more.


We do not issue share certificates. However, if you currently have shares in certificated form, you must include the share certificates properly endorsed or accompanied by a duly executed stock power when exchanging or redeeming shares. You may not exchange or redeem shares in certificate form by telephone or via the Internet.


When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. The only exception is if you want money wired to a bank account that is already on file with us; in that case, you don't need a signature guarantee. Also, you don't need a signature guarantee for an exchange, although we may require one in certain other circumstances.


A signature guarantee is simply a certification of your signature -- a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange, or any member or participant of an approved signature guarantor program. Note that you can't get a signature guarantee from a notary public and we must be provided the original guarantee.

Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your financial advisor for more information.

When you sell shares that have a CDSC, we calculate the CDSC as a percentage of what you paid for the shares or what you are selling them for -- whichever results in the lower charge to you. In processing orders to sell shares, we turn to the shares with the lowest CDSC first. Exchanges from one fund into another fund don't affect CDSCs: For each investment you make, the date you first bought shares is the date we use to calculate a CDSC on that particular investment.

There are certain cases in which you may be exempt from a CDSC. Among others, these include:


o the death or disability of an account owner (including a joint owner). This waiver applies only under certain conditions. Please contact your financial advisor or Shareholder Services to determine if the conditions exist


o withdrawals made through an automatic withdrawal plan. Such withdrawals may be made at a maximum of 12% per year of the net asset value of the account

o  withdrawals related to certain retirement or benefit plans

o redemptions for certain loan advances, hardship provisions or returns of excess contributions from retirement plans


o for Class A shares purchased through the Large Order NAV Purchase Privilege, redemption of shares whose dealer of record at the time of the investment notifies Scudder Distributors, Inc., the fund's distributor, that the dealer waives the applicable commission

o for Class C shares, redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system, provided the dealer of record has waived the advance of the first year distribution and service fees applicable to such shares and has agreed to receive such fees quarterly

In each of these cases, there are a number of additional provisions that apply in order to be eligible for a CDSC waiver. Your financial advisor or Shareholder Services can answer your questions and help you determine if you are eligible.

If you sell shares in a Scudder fund and then decide to invest with Scudder again within six months, you can take advantage of the "reinstatement feature." With this feature, you can put your money back into the same class of a Scudder fund at its current NAV and for purposes of sales charges it will be treated as if it had never left Scudder. You'll be reimbursed (in the form of fund shares) for any CDSC you paid when you sold. Future CDSC calculations will be based on your original investment date, rather than your reinstatement date. There is also an option that lets investors who sold Class B shares buy Class A shares with no sales charge, although they won't be reimbursed for any CDSC they paid. You can only use the reinstatement feature once for any given group of shares. To take advantage of this feature, contact Shareholder Services or your financial advisor.


Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven calendar days. There are also two circumstances when it could be longer: when you are selling shares you bought recently by check and that check hasn't cleared yet (maximum delay: 10 days) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes may also be delayed when you are selling recently purchased shares.


You may obtain additional information about other ways to sell your shares by contacting your financial advisor.


How the fund calculates share price


To calculate net asset value or NAV, each share class uses the following equation:


                   TOTAL ASSETS - TOTAL LIABILITIES
                  ----------------------------------   =  NAV
                  TOTAL NUMBER OF SHARES OUTSTANDING


The price at which you buy shares is the NAV, although for Class A shares it will be adjusted to allow for any applicable sales charges (see "Choosing a Share Class").


The price at which you sell shares is also the NAV, although for Class B and Class C investors a CDSC may be taken out of the proceeds (see "Choosing a Share Class").


The Scudder European Equity Fund may charge a short-term redemption fee of 2.00% of the value of Class A shares redeemed (either by selling the shares or exchanging into another fund) within 60 days of purchase (see "Choosing a Share Class -- Class A Shares").

We typically value securities using market quotations or information furnished by a pricing service. However, we may use methods approved by a fund's Board which are intended to reflect fair value when a market quotation or pricing service information is not readily available or when a security's value is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market). In such a case, the fund's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale.


Because the fund invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell fund shares. This is because some foreign markets are open on days or at times when the funds don't price their shares.

Other rights we reserve

You should be aware that we may do any of the following:

o  withdraw or suspend the offering of shares at any time


o withhold a portion of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding


o reject a new account application if you don't provide any required or requested identifying information, or for other reasons

o close your account and send you the proceeds if your balance falls below $1,000; we will give you 60 days' notice (90 days for retirement accounts) so you can either increase your balance or close your account (these policies don't apply to investors with $100,000 or more in Scudder fund shares or in any case where a fall in share price created the low balance)

o close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your fund shares will be redeemed at the net asset value per share next calculated after we determine to close your account (less any applicable sales charges or redemption fees); you may be subject to gain or loss on the redemption of your fund shares and you may incur tax liability


o refuse, cancel or rescind any purchase or exchange order; freeze any account (meaning you will not be able to purchase fund shares in your account); suspend account services; and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in the fund's best interest or when the fund is requested or compelled to do so by governmental law or authority or by applicable law


o pay you for shares you sell by "redeeming in kind," that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; the fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the fund's net assets, whichever is less

o change, add or withdraw various services, fees and account policies (for example, we may change or terminate the exchange privilege or adjust the fund's investment minimums at any time)


o suspend or postpone redemptions during periods when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents the fund from disposing of its portfolio securities or pricing its shares

Understanding Distributions and Taxes


By law, a mutual fund is required to pass through to its shareholders virtually all of its net earnings. A fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds, and by selling securities for more than it paid for them. (A fund's earnings are separate from any gains or losses stemming from your own purchase and sale of shares.) A fund may not always pay a distribution for a given period.

The fund intends to distribute to shareholders substantially all of its earnings at least annually. The fund may also pay dividends and capital gain distributions at other times if necessary for the fund to avoid federal income or excise tax.

For federal income tax purposes, income and capital gains distributions are generally taxable. However, distributions by the fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable.

You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in fund shares (at NAV), all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested without sales charges. Dividends and distributions are taxable whether you receive them in cash or reinvest them in additional shares. For retirement plans, reinvestment is the only option.


Buying and selling fund shares will usually have tax consequences for you (except in an IRA or other tax-advantaged account). Your sales of shares may result in a capital gain or loss for you; whether long-term or short-term depends on how long you owned the shares. For tax purposes, an exchange is the same as a sale.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Because each shareholder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.

The tax status of the fund earnings you receive, and your own fund transactions, generally depends on their type:


====================================================================
Generally taxed at capital         Generally taxed at ordinary
gain rates:                        income rates:
====================================================================
Distributions from the fund

o gains from the sale of           o gains from the sale of
  securities held by the fund for    securities held by the fund
  more than one year                 for one year or less

o qualified dividend income        o all other taxable income
====================================================================
Transactions involving fund shares

o gains from selling fund shares   o gains from selling fund
  held for more than one year        shares held for one year or
                                     less
 ====================================================================

For taxable years beginning on or before December 31, 2008, distributions of investment income designated by the fund as derived from "qualified dividend income" are eligible for taxation in the hands of individuals at long-term capital gain rates. Qualified dividend income generally includes dividends from domestic and some foreign corporations. In addition, the fund must meet holding period and other requirements with respect to the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the fund's shares for the lower rates to apply.

For taxable years beginning on or before December 31, 2008, the maximum long-term capital gain rate applicable to individuals has been reduced to 15%. For more information, see the Statement of Additional Information, under "Taxes."

If more than 50% of the fund's total assets at the end of the taxable year are invested in foreign securities, the fund may elect to pass through to you your pro rata share of foreign taxes paid by the fund which you must then include in your income and with respect to which you may be entitled to claim a credit (or deduction). If so, the fund will provide you with the necessary information to allow you to determine the amount of your credit (or deduction) for foreign taxes on your US federal income tax return.

The fund will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions you received. They also have certain details on your purchases and sales of shares. The tax status of dividends and distributions is the same whether you reinvest them or not. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.


If you invest right before the fund pays a dividend, you'll be getting some of your investment back as a taxable dividend. You can avoid this, if you want, by investing after the fund pays the dividend. In tax-advantaged retirement accounts, you don't need to worry about this.

--------------------------------------------------------------------------------


To Get More Information

Shareholder reports -- These include commentary from the fund's management team about recent market conditions and the effects of the fund's strategies on its performance. They also have detailed performance figures, a list of everything the fund owns, and the fund's financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) -- This tells you more about the fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about the fund, call (800) 621-1048, or contact Scudder Investments at the address listed below. These documents and other information about the fund are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 942-8090.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Scudder Investments                        SEC
--------------------------------------------------------------------------------
222 South Riverside Plaza                  Public Reference Section
Chicago, IL 60606-5808                     Washington, D.C. 20549-0102
www.scudder.com                            www.sec.gov
(800) 621-1048                             (202) 942-8090










Distributor
Scudder Distributors, Inc.
222 South Riverside Plaza
Chicago, IL 60606-5808

Scudder
Investments
                                         SEC File Number:
A Member of
Deutsche Asset Management [LOGO]         European Equity Fund          811-8006

                                                                         SCUDDER
                                                                     INVESTMENTS


                          Investment Class

                          Prospectus


--------------------------------------------------------------------------------

                          March 1, 2004

--------------------------------------------------------------------------------
                     |
                     |   Scudder European Equity Fund





As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

Contents
--------------------------------------------------------------------------------

   How the Fund Works                     How to Invest in the Fund

     4  The Fund's Main Investment         20  Buying and Selling Investment
        Strategy                               Class Shares

     7  The Main Risks of Investing in     21  Policies You Should Know
        the Fund                               About

    10  The Fund's Performance             28  Understanding Distributions
        History                                and Taxes

    12  How Much Investors Pay

    13  Other Policies and Secondary
        Risks

    15  Who Manages and Oversees
        the Fund

    18  Financial Highlights

How the Fund Works

On the next few pages, you'll find information about the fund's investment goal, the main strategies it uses to pursue that goal and the main risks that could affect performance.


Whether you are considering investing in the fund or are already a shareholder, you'll want to look this information over carefully. You may want to keep it on hand for reference as well.


Remember that mutual funds are investments, not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down and you could lose money by investing in them.

--------------------------------------------------------------------------------
                                                       |   Investment Class
                                                       |
                                        ticker symbol  |   MEUVX
                                          fund number  |   890

Scudder European Equity Fund
--------------------------------------------------------------------------------

The Fund's Main Investment Strategy

The fund seeks capital appreciation.

Under normal circumstances, the fund invests at least 80% of its assets, determined at the time of purchase, in equity securities and other securities with equity characteristics based in the developed countries of Europe, including the countries that make up the MSCI Europe Index. The fund may also invest in companies that during the last fiscal year derived at least half of their revenues from goods or services produced, sold or performed in Europe. The fund may invest a portion of its assets in companies based in the emerging markets of Eastern and Central Europe (for example, Bulgaria, Croatia, Estonia and Lithuania) and the Mediterranean region (for example, Greece, Egypt, Morocco and Tunisia). An emerging market is commonly defined as one that experienced comparatively little industrialization or that has a relatively new stock market and a low level of quoted market capitalization. Although the fund intends to diversify its investments across different countries, the fund may invest a significant portion of its assets in a single country. The fund may invest in companies of any market capitalization.

The portfolio managers employ a strategy of growth at a reasonable price -- combining what they believe to be the best of "value" and "growth" investment approaches. This core philosophy involves attempting to identify both undervalued stocks and catalysts that will function to realize the inherent value of these companies. They seek to identify companies that combine strong potential for earnings growth with reasonable investment value. Such companies typically exhibit increasing rates of profitability and cash flow, yet their share prices compare favorably to other stocks in a given market and to their peers.

Company research lies at the heart of the fund's investing process. The fund's process brings an added dimension to this fundamental research. It draws on the insight of experts from a range of financial disciplines -- regional stock market specialists, global industry specialists, economists and quantitative analysts. They challenge, refine and amplify each other's ideas. Their close collaboration is a critical element of the fund's investment process. The portfolio managers utilize a team approach to investing and believe strongly in fundamental analysis as a starting point to valuing a company. The portfolio managers' analysis of trends and possible breaks with traditional patterns allows for the identification of investments which may be undervalued because changes in legislation, technological developments, industry rationalization or other structural shifts have created potential opportunities which the market has not yet discovered. Emphasis is placed on visiting companies and conducting in-depth research of industries and regions. This involves identifying investment trends or major social developments that are likely to have a significant positive impact on certain technologies, products and services.

In choosing stocks and other equity securities, the portfolio management team considers a number of factors, including:

o  stock price relative to the company's rate of earnings growth;

o  valuation relative to other European companies and market averages;

o  valuation relative to global peers; and

o  merger and acquisition trends.

In implementing this strategy, the fund may experience a high portfolio turnover rate. The fund's portfolio management team has a sell discipline which maintains upside and downside target prices, which are adjusted to keep pace with changes in company, industry and market circumstances.

The fund is permitted, but not required, to invest in various instruments commonly known as "derivatives" to increase or decrease its exposure to an asset class, securities market, index or currency. The fund will primarily use futures, options, options on futures, forward currency transactions and swaps. The portfolio managers may use derivatives in circumstances when the portfolio managers believe the derivatives offer an economical means of gaining exposure to a particular asset class, securities market, index or currency. The fund may also invest in derivatives to gain exposure to the market while, at the same time, maintaining a high degree of liquidity in order to meet shareholder redemptions or other needs. Use of some derivatives may have the effect of leveraging the fund's exposure to a particular asset class or other investment, which heightens risk but may also allow for enhanced returns. In implementing this strategy, the fund may experience a high portfolio turnover rate.


--------------------------------------------------------------------------------

Futures, options and options on futures contracts are used as a low-cost method for gaining exposure to a particular securities market or index without investing directly in those securities.

Forward currency transactions are the purchase or sale of a foreign currency at an exchange rate established now, but with payment and delivery at a specified future time. Forward currency transactions may be used in an attempt to hedge against losses, or, where possible, to add to investment returns.

A swap is a transaction where one security or characteristic of a security is swapped for another.

Portfolio Turnover. The portfolio turnover rate measures the frequency that the fund sells and replaces the securities it holds within a given period. Recently, the fund has had a high portfolio turnover rate. High turnover can increase the fund's transaction costs, thereby lowering its returns. It may also increase your tax liability if you do not hold the fund in a tax-advantaged account such as an IRA.

The Main Risks of Investing in the Fund

There are several risk factors that could hurt the fund's performance, cause you to lose money or make the fund perform less well than other investments.


Stock Market Risk. As with most stock funds, an important factor with this fund is how stock markets perform -- in this case, the European markets. When European stock prices fall, you should expect the value of your investment to fall as well. For example, European companies could be hurt by such factors as regional economic downturns or difficulties with the European Economic and Monetary Union (EMU). Eastern European companies can be very sensitive to political and economic developments. To the extent that the fund invests in smaller-sized companies, it will be more susceptible to these risks as smaller-sized companies have limited business lines and financial resources, making them especially vulnerable to business risks and economic downturns.

Foreign Investment Risk. Foreign markets often exhibit more volatility than those in the US. Investing in foreign securities involves greater risk than investing in US securities for various reasons, including:

o Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits.

o Information Risk. Financial reporting standards for companies based in foreign markets are often less stringent than those applicable to US companies and may present an incomplete or misleading picture of a foreign company.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This fund is designed for investors with long-term goals who can tolerate capital fluctuation in pursuit of capital appreciation.

o Liquidity Risk. Securities that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active securities. This liquidity risk is a factor of the trading volume of a particular security, as well as the size and liquidity of the entire local market. On the whole, foreign markets are smaller and less liquid than the US market. This can make buying and selling certain securities more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell a security in an orderly fashion at a price that approaches the managers' estimate of its value.

o Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

o Currency Risk. The fund invests in foreign securities denominated in foreign currencies. To the extent that the fund is exposed to non-dollar currencies, if these currencies decline in value relative to the dollar, it may reduce gains or increase losses.

Emerging Markets Risk. To the extent that the fund does invest in emerging markets to enhance overall returns, it may face higher political, information, liquidity, regulatory and stock market risks. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight.


Regional Focus Risk. Focusing on a single country or region involves increased currency, political, regulatory and other risks. To the extent the fund concentrates its investments in a particular region, market swings in such a targeted country or region will be likely to have a greater effect on fund performance than they would in a more geographically diversified equity fund.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the fund has valued its securities too highly, you may end up paying too much for fund shares when you buy into the fund. If the fund underestimates their price, you may not receive the full market value for your fund shares when you sell.


Other factors that could affect performance include:

o the managers could be incorrect in their analysis of companies, sectors, economic trends, the relative attractiveness of different sizes of stocks or other matters


o derivatives could produce disproportionate losses due to a variety of factors, including the unwillingness or inability of the counterparty to meet its obligations or unexpected price or interest rate movements (see "Secondary risks" for more information)

The Fund's Performance History

While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.


The bar chart shows how performance has varied from year to year, which may give some idea of risk. The table on the following page shows how fund performance compares with a broad-based market index (which, unlike the fund, does not have any fees or expenses). The performance of both the fund and the index varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The table shows returns on a before-tax and after-tax basis. After-tax returns are estimates calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


Scudder European Equity Fund

--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year              Investment Class
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

2000       88.32
2001      -27.70
2002      -16.36

2003       33.77



For the periods included in the bar chart:

Best Quarter: 95.45%, Q1 2000              Worst Quarter: -22.50%, Q3 2002

--------------------------------------------------------------------------------
Average Annual Total Returns (%) as of 12/31/2003
--------------------------------------------------------------------------------

                                              1 Year          Since Inception*+
--------------------------------------------------------------------------------
Investment Class
--------------------------------------------------------------------------------
Return before Taxes                           33.77                 11.45
--------------------------------------------------------------------------------
Return after Taxes on Distributions           33.81                 11.16
--------------------------------------------------------------------------------
Return after Taxes on Distributions           22.82                  9.87
and Sale of Fund Shares
--------------------------------------------------------------------------------
Index (reflects no deductions for             38.54                 -4.56
fees, expenses or taxes)
--------------------------------------------------------------------------------

Index: The MSCI Europe Index is a total return index, reported in US dollars, based on share prices and reinvested gross dividends of approximately 600 companies (only those securities deemed sufficiently liquid for trading by investors) from the following 16 countries: Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom.


* The class commenced operations on December 23, 1999. Index comparison begins on December 31, 1999.

+ Past performance is not indicative of future results. The fund's performance in 2000 was significantly impacted by gains from initial public offerings (IPOs) during a period when the fund's assets were relatively small and the market for IPOs was strong. There is no assurance that any future investments in IPOs by the fund will have a similar effect on its future performance. The fund's performance also benefited from a one-time gain from accounting for the cancellation of certain shareholder trades in February 2000.


Total returns from inception through 2003 would have been lower if operating expenses hadn't been reduced.


--------------------------------------------------------------------------------

The Return after Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number only represents the fund's taxable distributions, not a shareholder's gain or loss from selling fund shares.

The Return after Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund's taxable distributions and a shareholder's gain or loss from selling fund shares.

How Much Investors Pay

The table below describes the fees and expenses that you may pay if you buy and hold fund shares.

--------------------------------------------------------------------------------
                                                          Percentage of Average
Fee Table                                                     Daily Net Assets
--------------------------------------------------------------------------------

Shareholder Fees, paid directly from your investment               None
--------------------------------------------------------------------------------


Maximum Short-Term Redemption Fee                                2.00%*
(as % of redemption proceeds, as applicable)
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from fund assets
--------------------------------------------------------------------------------
Management Fee                                                     0.70
--------------------------------------------------------------------------------
Distribution (12b-1) Fees                                          None
--------------------------------------------------------------------------------
Other Expenses**                                                   1.58
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                    2.28
--------------------------------------------------------------------------------
Fee Waiver/Expense Reimbursements***                               0.78
--------------------------------------------------------------------------------
Net Annual Operating Expenses***                                   1.50
--------------------------------------------------------------------------------


* The 2.00% short-term redemption fee applies to shares redeemed (either by selling or exchanging into another fund) within 60 days of purchase. The fee is withheld from redemption proceeds and retained by the fund.


**   Includes a shareholder servicing fee of up to 0.25%.

*** Through February 28, 2005, the investment advisor and administrator have contractually agreed to waive their fees or reimburse expenses so that total operating expenses will not exceed 1.50%.

Expense Example

Based on the costs above (including one year of capped expenses in each period), this example helps you compare the expenses of Investment Class shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

--------------------------------------------------------------------------------
       1 Year               3 Years             5 Years             10 Years
--------------------------------------------------------------------------------
        $153                 $638                $1,149              $2,555
--------------------------------------------------------------------------------

Other Policies and Secondary Risks


While the sections on previous pages describe the main points of the fund's strategy and risks, there are a few other issues to know about.


Other policies

o Although major changes tend to be infrequent, the fund's Board could change the fund's investment goal without seeking shareholder approval. In addition, the fund's Board will provide shareholders with at least 60 days' notice prior to making any changes to the fund's policy of investing at least 80% of its assets in the equity securities of developed countries of Europe.

o As a temporary defensive measure, the fund could shift up to 100% of assets into investments such as money market securities. This could prevent losses, but while engaged in a temporary defensive position, the fund may not achieve its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

o The fund's equity investments are mainly common stocks, but may also include preferred stocks and other securities with equity characteristics, such as convertible securities and warrants.

o The fund may trade securities actively. This could raise transaction costs (thus lowering returns) and could mean higher taxable income.

Secondary risks


Derivatives Risk. Although not one of its principal investment strategies, the fund may invest in certain types of derivatives. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency for which it is acting as a substitute; derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; and the risk that the derivatives transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses that it could have if it had not entered into these transactions. There is no guarantee that these derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the fund.

IPO Risk. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify a fund's performance if it has a small asset base. A fund is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that a fund will be able to obtain proportionately larger IPO allocations.


For more information

This prospectus doesn't tell you about every policy or risk of investing in the fund.

If you want more information on the fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

Who Manages and Oversees the Fund


Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.


Investment Advisor and Subadvisor. Deutsche Asset Management, Inc. ("DeAM, Inc.") with offices at 280 Park Avenue, New York, NY 10017, acts as the investment advisor for the fund.


Deutsche Asset Management Investment Services Ltd. ("DeAMIS"), One Appold Street, London, England, an affiliate of the advisor, is the subadvisor and is responsible for managing the fund's assets. DeAMIS provides a full range of international investment advisory services to institutional and retail clients. The advisor compensates DeAMIS out of the management fee it receives from the fund. As subadvisor, under the supervision of the Board of Trustees, DeAMIS makes the fund's investment decisions, buys and sells securities for the fund and conducts the research that leads to these purchase and sale decisions. DeAMIS is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

DeAM, Inc. and DeAMIS provide a full range of global investment advisory services to institutional and retail clients. DeAM, Inc. and DeAMIS are indirect wholly owned subsidiaries of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

The advisor receives a management fee from the fund. Under the investment advisory agreement, the advisory fees are equal to an annual rate of 0.70% of the fund's average daily net assets, computed and accrued daily. For the most recent fiscal year, the effective management fee rate, net of waivers, equaled 0.04%.

Other Services. DeAM, Inc. provides administrative services for the fund. In addition, either DeAM, Inc. or your financial advisor performs the functions necessary to establish and maintain your account. In addition to setting up the account and processing your purchase and sale orders, these functions include:


o  keeping accurate, up-to-date records for your individual fund account;

o  implementing any changes you wish to make in your account information;

o  processing your requests for cash dividends and distributions from a fund;

o answering your questions on a fund's investment performance or administration;

o  sending proxy reports and updated prospectus information to you; and

o  collecting your executed proxies.


Regulatory Update. As are many other mutual fund complexes, Scudder is conducting an ongoing review of market timing in the Scudder Funds -- including trading by clients, employees and ex-employees. Market timing refers generally to the frequent trading in and out of mutual fund shares in order to take advantage of pricing inefficiencies.


Scudder has identified an investment advisory firm that had an arrangement with the organization that resulted in frequent trading, including trading in your fund, inconsistent with registration statement policies. We are currently investigating the extent of such trading and whether it caused dilution. The arrangement with the outside investment advisory firm began before the new Scudder management team was in place in 2002. In early 2003, management initiated steps that led to the subsequent termination of the arrangement. Scudder will work with your fund's board to establish an appropriate measure of dilution losses, if any, related to the trading, and reimbursement for those losses.

The inquiry into market timing in the Scudder Funds is ongoing. Scudder has provided information about the preliminary results of its review to the appropriate regulators and to the fund boards. Scudder continues to cooperate with each regulator that has sought information.

The portfolio managers

The following people handle the day-to-day management of the fund.


Alexander (Sandy) Black                  Michael Schmidt
Managing Director, Deutsche Asset        CFA, Director, Deutsche Asset
Management and Co-Manager of the fund.   Management and Co-Manager of the fund.
 o Head of European Equity portfolio      o Head of global equity research
   selection team, portfolio manager        team for Telecom Services sector
   Europe ex-UK and Euroland Equity,        and portfolio manager for European
   and head of European Equity local        Equity and Europe ex-UK and
   research team: London.                   Euroland Equity: Frankfurt.
 o Joined Deutsche Asset Management       o Joined Deutsche Asset Management
   (International) Ltd. in 1994 after       International GmbH in 1992 after
   eight years of experience as             two years of experience as a
   portfolio manager/analyst at NM          trainee for Deutsche Bank,
   Rothschild and Invesco.                  Inglostadt.
 o MA from Cambridge University.
                                         John Wood
Joerg Breedveld                          Managing Director, Deutsche Asset
Managing Director, Deutsche Asset        Management and Co- Manager of the fund.
Management and Co-Manager of the fund.    o Head of UK Portfolio Management;
 o Head of global portfolio selection       Chairman of the UK Portfolio
   team for Europe ex-UK and Euroland       Selection Team and a member of the
   Equity, member of European Equity        European Portfolio Selection Team:
   portfolio selection team, European       London.
   Mid-Cap Equity analyst and             o Joined Deutsche Asset Management
   portfolio manager for German and         (International) Ltd. in 1998.
   Europe Equities: Frankfurt.            o Previously worked at SG Warburg
 o Joined Deutsche Asset Management         Group; management consultant with
   International GmbH in 1991 as a          McKinsey; UK Equity Fund Manager
   portfolio manager, previously            with Mercury Asset Management;
   serving as investment advisor and        Head of Equities with Foreign &
   financial analyst for German             Colonial Management.
   equities within Deutsche Bank          o MA from Oxford University; MBA
   Research.                                from Harvard Business School.

Katrina Mitchell                         Julian Barrell
Director, Deutsche Asset Management      Director, Deutsche Asset Management
and Co-Manager of the fund.              and Co-Manager of the fund.
 o Portfolio manager for European         o Portfolio manager for European
   Equity and Europe ex-UK and              Equity and Europe ex-UK and
   Euroland Equity and member of the        Euroland Equity: London.
   European Equity local research         o Joined Deutsche Asset Management
   team: London.                            International Ltd. in 1997 as a
 o Joined Deutsche Asset Management         member of the European Equity Team.
   Ltd. in 1993 as a Graduate Trainee.    o Previously with Foreign and
                                            Colonial Management Ltd. for five
                                            years.

Financial Highlights


This table is designed to help you understand the fund's financial performance in recent years. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in a particular fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the fund's financial statements, is included in the fund's annual report (see "Shareholder reports" on the back cover).


Scudder European Equity Fund -- Investment Class


--------------------------------------------------------------------------------
 Years Ended October 31,                     2003      2002      2001     2000^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period       $16.69    $19.18    $27.11   $14.63
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                .23^b     .07^b     .03      .04
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)    2.78     (2.56)    (7.55)   11.48
  on investment transactions
--------------------------------------------------------------------------------
  Total from investment operations           3.01     (2.49)    (7.52)   11.52
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income                      (.35)       --      (.41)      --
--------------------------------------------------------------------------------
  Total distributions                        (.35)       --      (.41)      --
--------------------------------------------------------------------------------
Redemption fees                                --^d      --        --       --
--------------------------------------------------------------------------------
Other Capital Changes^c                        --        --        --      .96
--------------------------------------------------------------------------------
Net asset value, end of period             $19.35    $16.69    $19.18   $27.11
--------------------------------------------------------------------------------
Total Return (%)^e                          18.36    (12.98)   (28.17)   85.30**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)          6         9        13       30
--------------------------------------------------------------------------------
Ratio of expenses before expense             2.28      2.59      1.88     2.07*
reductions (includes interest expense paid
by the Fund) (%)
--------------------------------------------------------------------------------
Ratio of expenses after expense reductions   1.50      1.54      1.53     1.54*
(includes interest expense paid by the
Fund) (%)
--------------------------------------------------------------------------------
Ratio of expenses after expense reductions   1.50      1.50      1.50     1.50*
(excludes interest expense paid by the
Fund) (%)
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)    1.43       .36       .24      .36*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                    69       169       238      377
--------------------------------------------------------------------------------

^a For the period from December 23, 1999 (commencement of operations of Investment Class shares) to October 31, 2000.

^b   Based on average shares outstanding during the period.

^c Represents one-time gain from accounting for cancellation of certain shareholder trades.

^d   Amount is less than $.005.

^e   Total return would have been lower had certain expenses not been reduced.

*    Annualized

**   Not annualized

How to Invest in the Fund


The following pages tell you how to invest in the fund and what to expect as a shareholder.


If you're investing through a "third party provider" -- for example, a workplace retirement plan, financial supermarket or financial advisor -- your provider may have its own policies or instructions, and you should follow those.

These instructions are for buying and selling Investment Class shares.

Buying and Selling Investment Class Shares


You may only buy Investment Class shares if you have a shareholder account set up with a financial advisor. Financial advisors include brokers, financial representatives or any other bank, dealer or other institution that has a sub-shareholder servicing agreement with the fund. Financial advisors may charge additional fees to investors for those services not otherwise included in their subdistribution or servicing agreement, such as cash management or special trust or retirement investment reporting.

Contact your financial advisor for details on how to enter and pay for your order. The fund's advisor, administrator or their affiliates may provide compensation to financial advisors for distribution, administrative and promotional services.


Investment minimums

Initial investment                                   $1,000
---------------------------------------------------------------------
Subsequent investment                                   $50
---------------------------------------------------------------------
IRA account                                            $500
  Initial investment
---------------------------------------------------------------------
  Subsequent investment                                 $50
---------------------------------------------------------------------
Automatic investment plan
(minimum/maximum)                              $50/$250,000
---------------------------------------------------------------------
Minimum account balance                              $1,000
---------------------------------------------------------------------


The fund and its service providers reserve the right to waive or modify the investment minimums from time to time at their discretion.

Service plan


The fund has adopted a service plan for its Investment Class shares. Under the plan, the fund pays service fees at an aggregate annual rate of up to 0.25% of the fund's average daily net assets for its Investment Class shares. The fees are compensation to financial advisors for providing personal services and/or account maintenance services to their customers. In the event that your service plan is terminated, your shares will be converted to Institutional Class shares of the fund.

Policies You Should Know About

Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on distributions and taxes, applies to all investors, including those investing through investment providers.


Since you must invest through an investment provider, check the materials you received from them about how to buy and sell shares. As a general rule, you should follow the information in those materials wherever it contradicts the information given here. Please note that an investment provider may charge its own fees separate from those charged by the fund.


In either case, keep in mind that the information in this prospectus applies only to the fund's Investment Class. The fund does have other share classes, which are described in separate prospectuses and which have different fees, requirements and services.


In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please call your financial advisor or
(800) 621-1048.


Policies about transactions


The fund is open for business each day the New York Stock Exchange is open. The fund calculates its share price every business day, as of the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. (Eastern time), but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). You can place an order to buy or sell shares at any time.


To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. Some or all of this information will be used to verify the identity of all persons opening an account.

We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity, and in some cases the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.

We will attempt to collect any missing required and requested information by contacting you or your financial intermediary. If we are unable to obtain this information within the time frames established by the fund, then we may reject your application and order.


The fund will not invest your purchase until all required and requested identification information has been provided and your application has been submitted in "good order." After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated.


If we are unable to verify your identity within time frames established by the fund, after a reasonable effort to do so, you will receive written notification.

The fund generally will not accept new account applications to establish an account with a non-US address (APO/FPO and US territories are acceptable) or for a non-resident alien.


Because orders placed through financial advisors must be forwarded to the transfer agent before they can be processed, you'll need to allow extra time. A representative of your financial advisor should be able to tell you when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.

ScudderACCESS, the Scudder Automated Information Line, is available 24 hours a day by calling (800) 972-3060. You can use ScudderACCESS to get information on Scudder funds generally and on accounts held directly at Scudder. You can also use it to make exchanges and sell shares.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

The Scudder Web site can be a valuable resource for shareholders with Internet access. Go to www.scudder.com to get up-to-date information, review balances or even place orders for exchanges.

QuickBuy and QuickSell let you set up a link between a Scudder account and a bank account. Once this link is in place, you can move money between the two with a phone call. You'll need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed and there is a $50 minimum and a $250,000 maximum. To set up QuickBuy or QuickSell on a new account, see the account application; to add it to an existing account, call (800) 621-1048.

Telephone and electronic transactions. You are automatically entitled to telephone and electronic transaction privileges but you may elect not to have them when you open your account or by contacting Shareholder Services at a later date.

Since many transactions may be initiated by telephone or electronically, it's important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur as a result. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.


If you pay for shares by check and the check fails to clear, or if you order shares by phone and fail to pay for them by 4:00 p.m. (Eastern time) the next business day, we have the right to cancel your order, hold you liable or charge you or your account for any losses or fees the fund or its agents have incurred. To sell shares, you must state whether you would like to receive the proceeds by wire or check.


Exchanges are a shareholder privilege, not a right: we may reject any exchange order or require a shareholder to own shares of a fund for 15 days before we process the order for the other fund, particularly when there appears to be a pattern of "market timing" or other frequent purchases and sales. We may also reject or limit purchase orders for these or other reasons. However, there is no assurance that these policies will be effective in limiting the practice of market timing in all cases.


The fund accepts payment for shares only in US dollars by check, by bank or Federal Funds wire transfer, or by electronic bank transfer. Please note that the fund cannot accept cash, traveler's checks, starter checks, money orders, third party checks, checks drawn on foreign banks or checks issued by credit card companies or Internet-based companies.

When you ask us to send or receive a wire, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are generally completed within 24 hours. The fund can only send wires of $1,000 or more and accept wires of $50 or more.


We do not issue share certificates. However, if you currently have shares in certificated form, you must include the share certificates properly endorsed or accompanied by a duly executed stock power when exchanging or redeeming shares. You may not exchange or redeem shares in certificate form by telephone or via the Internet.


When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. The only exception is if you want money wired to a bank account that is already on file with us; in that case, you don't need a signature guarantee. Also, you don't generally need a signature guarantee for an exchange, although we may require one in certain other circumstances.


A signature guarantee is simply a certification of your signature -- a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange, or any member or participant of an approved signature guarantor program. Note that you can't get a signature guarantee from a notary public and we must be provided with the original guarantee.

Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your financial advisor for more information.

Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are also two circumstances when it could be longer: when you are selling shares you bought recently by check and that check hasn't cleared yet (maximum delay: 10 days) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes may also be delayed when you are selling recently purchased shares.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

If you ever have difficulty placing an order by phone or fax, you can always send us your order in writing.

You may obtain additional information about other ways to sell your shares by contacting your financial advisor.


Short-term redemption fee


The fund may charge a 2.00% short-term redemption fee of the value of the shares being redeemed (either by selling or exchanging into another fund) within 60 days (approximately two months) of purchase. This fee will compensate the fund for expenses directly related to the redemption of fund shares (such as brokerage costs, charges for credit lines and other redemption related costs). This fee will also discourage short-term investment in the fund which will facilitate more efficient portfolio management.

The short-term redemption fee is withheld from redemption proceeds. This fee is not a deferred sales charge and is not a commission. The fee is paid to the fund.


The short-term redemption fee does not apply to:

o  shares acquired through reinvestment of dividends and other distributions;

o shares of the fund in an account which is closed by us because the account fails to meet minimum balance requirements; and

o shares held by certain 401(k) plans, similar individual account plans or profit sharing plans.

The short-term redemption fee may apply to shares held through certain omnibus accounts and retirement plans. With regard to these accounts and plans, the fund reserves the right, in its sole discretion, to impose (or not to impose) the short-term redemption fee in the future. The fund will make this determination after considering, among other things, the fund's costs of processing redemptions from these accounts or plans. You should consult with your retirement plan administrator or omnibus account representative to determine whether the redemption fee is applicable to your shares.

The fund will use the first-in, first-out method to determine your holding period. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in your account. If your holding period is less than 60 days, the short-term redemption fee will be assessed on the net asset value of those shares calculated at the time the redemption is effected.

How the fund calculates share price


To calculate net asset value or NAV, the share class uses the following equation:

                   TOTAL ASSETS - TOTAL LIABILITIES
                ---------------------------------------  = NAV
                  TOTAL NUMBER OF SHARES OUTSTANDING



The price at which you buy and sell shares is the NAV.

The fund may charge a short-term redemption fee equal to 2.00% of the value of Investment Class shares redeemed (either by selling the shares or exchanging into another fund) within 60 days of purchase.

We typically value securities using market quotations or information furnished by a pricing service. However, we may use methods approved by a fund's Board which are intended to reflect fair value when market quotations or pricing service information are not readily available or when a security's value is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market). In such a case, a fund's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale.


Because the fund invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell fund shares. This is because some foreign markets are open on days or at times when the fund doesn't price its shares.

Other rights we reserve

You should be aware that we may do any of the following:

o  withdraw or suspend the offering of shares at any time


o withhold a portion of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding, or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding


o reject a new account application if you don't provide any required or requested identifying information, or for other reasons

o close your account and send you the proceeds if your balance falls below $1,000. We will give you 60 days' notice (90 days for retirement accounts) so you can either increase your balance or close your account (these policies don't apply to investors with $100,000 or more in Scudder fund shares or in any case where a fall in share price created the low balance)


o close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your fund shares will be redeemed at the net asset value per share next calculated after we determine to close your account (less any applicable redemption fees); you may be subject to gain or loss on the redemption of your fund shares and you may incur tax liability


o refuse, cancel or rescind any purchase or exchange order; freeze any account (meaning you will not be able to purchase fund shares in your account); suspend account services; and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in the fund's best interest or when the fund is requested or compelled to do so by governmental law or authority or by applicable law

o pay you for shares you sell by "redeeming in kind," that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; the fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the fund's net assets, whichever is less

o change, add, or withdraw various services, fees and account policies (for example, we may change or terminate the exchange privilege or adjust a fund's investment minimum at any time)


o suspend or postpone redemptions during periods when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents the fund from disposing of its portfolio securities or pricing its shares

Understanding Distributions and Taxes


By law, a mutual fund is required to pass through to its shareholders virtually all of its net earnings. A fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds, and by selling securities for more than it paid for them. (A fund's earnings are separate from any gains or losses stemming from your own purchase and sale of shares.) A fund may not always pay a distribution for a given period.

The fund intends to distribute to shareholders substantially all of its earnings at least annually. The fund may also pay dividends and capital gain distributions at other times if necessary for the fund to avoid federal income or excise tax.

For federal income tax purposes, income and capital gains distributions are generally taxable. However, distributions by the fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable.

You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in fund shares (at NAV), all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested without sales charges. Dividends and distributions are taxable whether you receive them in cash or reinvest them in additional shares. For retirement plans, reinvestment is the only option.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Because each shareholder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.

Buying and selling fund shares will usually have tax consequences for you (except in an IRA or other tax-advantaged account). Your sales of shares may result in a capital gain or loss for you; whether long-term or short-term depends on how long you owned the shares. For tax purposes, an exchange is the same as a sale.

The tax status of the fund earnings you receive, and your own fund transactions, generally depends on their type:


--------------------------------------------------------------------
Generally taxed at capital         Generally taxed at ordinary
gain rates:                        income rates:
--------------------------------------------------------------------
Distributions from the fund

o gains from the sale of           o gains from the sale of
  securities held by the fund for    securities held by the fund
  more than one year                 for one year or less

o qualified dividend income        o all other taxable income
--------------------------------------------------------------------
Transactions involving fund shares

o gains from selling fund shares   o gains from selling fund
  held for more than one year        shares held for one year or
                                     less
--------------------------------------------------------------------

For taxable years beginning on or before December 31, 2008, distributions of investment income designated by the fund as derived from "qualified dividend income" are eligible for taxation in the hands of individuals at long-term capital gain rates. Qualified dividend income generally includes dividends from domestic and some foreign corporations. In addition, the fund must meet holding period and other requirements with respect to the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the fund's shares for the lower taxes to apply.

For taxable years beginning on or before December 31, 2008, the maximum long-term capital gain rate applicable to individuals has been reduced to 15%. For more information, see the Statement of Additional Information, under "Taxes."

If more than 50% of the fund's total assets at the end of the taxable year are invested in foreign securities, the fund may elect to pass through to you your pro rata share of foreign taxes paid by the fund which you must then include in your income and with respect to which you may be entitled to claim a credit (or deduction). If so, the fund will provide you with the necessary information to allow you to determine the amount of your credit (or deduction) for foreign taxes on your US federal income tax return.


The fund will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions you received. They also have certain details on your purchases and sales of shares. The tax status of dividends and distributions is the same whether you reinvest them or not. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.


If you invest right before the fund pays a dividend, you'll be getting some of your investment back as a taxable dividend. You can avoid this, if you want, by investing after the fund pays the dividend. In tax-advantaged retirement accounts, you don't need to worry about this.

Notes
--------------------------------------------------------------------------------

To Get More Information

Shareholder reports -- These include commentary from the fund's management team about recent market conditions and the effects of the fund's strategies on its performance. They also have detailed performance figures, a list of everything the fund owns, and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) -- This tells you more about the fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about each fund, call (800) 621-1048, or contact Scudder Investments at the address listed below. These documents and other information about a fund are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about a fund, including a fund's SAI, at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 942-8090.
--------------------------------------------------------------------------------


Scudder Investments                        SEC
--------------------------------------------------------------------------------
222 South Riverside Plaza                  Public Reference Section
Chicago, IL 60606-5808                     Washington, D.C. 20549-0102
www.scudder.com                            www.sec.gov
(800) 621-1048                             (202) 942-8090


Distributor
Scudder Distributors, Inc.
222 South Riverside Plaza
Chicago, IL 60606-5808


SCUDDER
INVESTMENTS
                                          SEC File Number:

A Member of
Deustche Asset Management [LOGO]          European Equity Fund          811-8006

                                                                         SCUDDER
                                                                     INVESTMENTS


                        Institutional Class

                        Prospectus
--------------------------------------------------------------------------------

                        March 1, 2004

--------------------------------------------------------------------------------
                      |
                      |  Scudder European Equity Fund






As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

Contents
--------------------------------------------------------------------------------

   How the Fund Works                   How to Invest in the Fund

     4  The Fund's Main Investment       20  Buying and Selling Institutional
        Strategy                             Class Shares

     7  The Main Risks of Investing in   25  Policies You Should Know
        the Fund                             About

    10  The Fund's Performance           33  Understanding Distributions
        History                              and Taxes

    12  How Much Investors Pay

    13  Other Policies and Secondary
        Risks

    15  Who Manages and Oversees
        the Fund

    18  Financial Highlights

How the Fund Works

On the next few pages, you'll find information about the fund's investment goal, the main strategies it uses to pursue that goal and the main risks that could affect performance.

Whether you are considering investing in the fund or are already a shareholder, you should look this information over carefully. You should keep it on hand for reference as well.

Remember that mutual funds are investments, not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down and you could lose money by investing in them.

--------------------------------------------------------------------------------
                                         ticker symbol  |   Institutional Class
                                                        |
                                           fund number  |   MEUEX
                                                        |   570


Scudder European Equity Fund
--------------------------------------------------------------------------------

The Fund's Main Investment Strategy

The fund seeks capital appreciation.

Under normal circumstances, the fund invests at least 80% of its assets, determined at the time of purchase, in equity securities and other securities with equity characteristics based in the developed countries of Europe, including the countries that make up the MSCI Europe Index. The fund may also invest in companies that during the last fiscal year derived at least half of their revenues from goods or services produced, sold or performed in Europe. The fund may invest a portion of its assets in companies based in the emerging markets of Eastern and Central Europe (for example, Bulgaria, Croatia, Estonia and Lithuania) and the Mediterranean region (for example, Greece, Egypt, Morocco and Tunisia). An emerging market is commonly defined as one that experienced comparatively little industrialization or that has a relatively new stock market and a low level of quoted market capitalization. Although the fund intends to diversify its investments across different countries, the fund may invest a significant portion of its assets in a single country. The fund may invest in companies of any market capitalization.

The portfolio managers employ a strategy of growth at a reasonable price -- combining what they believe to be the best of "value" and "growth" investment approaches. This core philosophy involves attempting to identify both undervalued stocks and catalysts that will function to realize the inherent value of these companies. They seek to identify companies that combine strong potential for earnings growth with reasonable investment value. Such companies typically exhibit increasing rates of profitability and cash flow, yet their share prices compare favorably to other stocks in a given market and to their peers.

Company research lies at the heart of the fund's investing process. The fund's process brings an added dimension to this fundamental research. It draws on the insight of experts from a range of financial disciplines -- regional stock market specialists, global industry specialists, economists and quantitative analysts. They challenge, refine and amplify each other's ideas. Their close collaboration is a critical element of the fund's investment process. The portfolio managers utilize a team approach to investing and believe strongly in fundamental analysis as a starting point to valuing a company. The portfolio managers' analysis of trends and possible breaks with traditional patterns allows for the identification of investments which may be undervalued because changes in legislation, technological developments, industry rationalization or other structural shifts have created potential opportunities which the market has not yet discovered. Emphasis is placed on visiting companies and conducting in-depth research of industries and regions. This involves identifying investment trends or major social developments that are likely to have a significant positive impact on certain technologies, products and services.


In choosing stocks and other equity securities, the portfolio management team considers a number of factors, including:

o  stock price relative to the company's rate of earnings growth;

o  valuation relative to other European companies and market averages;

o  valuation relative to global peers; and

o  merger and acquisition trends.

In implementing this strategy, the fund may experience a high portfolio turnover rate. The fund's portfolio management team has a sell discipline which maintains upside and downside target prices, which are adjusted to keep pace with changes in company, industry and market circumstances.

The fund is permitted, but not required, to invest in various instruments commonly known as "derivatives" to increase or decrease its exposure to an asset class, securities market, index or currency. The fund will primarily use futures, options, options on futures, forward currency transactions and swaps. The portfolio managers may use derivatives in circumstances when the portfolio managers believe the derivatives offer an economical means of gaining exposure to a particular asset class, securities market, index or currency. The fund may also invest in derivatives to gain exposure to the market while, at the same time, maintaining a high degree of liquidity in order to meet shareholder redemptions or other needs. Use of some derivatives may have the effect of leveraging the fund's exposure to a particular asset class or other investment, which heightens risk but may also allow for enhanced returns. In implementing this strategy, the fund may experience a high portfolio turnover rate.


--------------------------------------------------------------------------------

Futures, options and options on futures contracts are used as a low-cost method for gaining exposure to a particular securities market or index without investing directly in those securities.

Forward currency transactions are the purchase or sale of a foreign currency at an exchange rate established now, but with payment and delivery at a specified future time. Forward currency transactions may be used in an attempt to hedge against losses, or, where possible, to add to investment returns.

A swap is a transaction where one security or characteristic of a security is swapped for another.

Portfolio Turnover. The portfolio turnover rate measures the frequency that the fund sells and replaces the securities it holds within a given period. Recently, the fund has had a high portfolio turnover rate. High turnover can increase the fund's transaction costs, thereby lowering its returns. It may also increase your tax liability if you do not hold the fund in a tax-advantaged account such as an IRA.

The Main Risks of Investing in the Fund


There are several risk factors that could hurt the fund's performance, cause you to lose money or make the fund perform less well than other investments.


Stock Market Risk. As with most stock funds, an important factor with this fund is how stock markets perform -- in this case, the European markets. When European stock prices fall, you should expect the value of your investment to fall as well. For example, European companies could be hurt by such factors as regional economic downturns or difficulties with the European Economic and Monetary Union (EMU). Eastern European companies can be very sensitive to political and economic developments. To the extent that the fund invests in smaller-sized companies, it will be more susceptible to these risks as smaller-sized companies have limited business lines and financial resources, making them especially vulnerable to business risks and economic downturns.

Foreign Investment Risk. Foreign markets often exhibit more volatility than those in the US. Investing in foreign securities involves greater risk than investing in US securities for various reasons, including:

o Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits.

o Information Risk. Financial reporting standards for companies based in foreign markets are often less stringent than those applicable to US companies and may present an incomplete or misleading picture of a foreign company.



THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This fund is designed for investors with long-term goals who can tolerate capital fluctuation in pursuit of capital appreciation.

o Liquidity Risk. Securities that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active securities. This liquidity risk is a factor of the trading volume of a particular security, as well as the size and liquidity of the entire local market. On the whole, foreign markets are smaller and less liquid than the US market. This can make buying and selling certain securities more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell a security in an orderly fashion at a price that approaches the managers' estimate of its value.

o Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

o Currency Risk. The fund invests in foreign securities denominated in foreign currencies. To the extent that the fund is exposed to non-dollar currencies, if these currencies decline in value relative to the dollar, it may reduce gains or increase losses.

Emerging Markets Risk. To the extent that the fund does invest in emerging markets to enhance overall returns, it may face higher political, information, liquidity, regulatory and stock market risks. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight.

Regional Focus Risk. Focusing on a single country or region involves increased currency, political, regulatory and other risks. To the extent the fund concentrates its investments in a particular region, market swings in such a targeted country or region will be likely to have a greater effect on fund performance than they would in a more geographically diversified equity fund.


Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the fund has valued its securities too highly, you may end up paying too much for fund shares when you buy into the fund. If the fund underestimates their price, you may not receive the full market value for your fund shares when you sell.


Other factors that could affect performance include:

o the managers could be incorrect in their analysis of companies, sectors, economic trends, the relative attractiveness of different sizes of stocks or other matters


o derivatives could produce disproportionate losses due to a variety of factors, including the unwillingness or inability of the counterparty to meet its obligations or unexpected price or interest rate movements (see "Secondary risks" for more information)

The Fund's Performance History


While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.


The bar chart shows how performance has varied from year to year, which may give some idea of risk. The table on the following page shows how fund performance compares with a broad-based market index (which, unlike the fund, does not have any fees or expenses). The performance of both the fund and the index varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The table shows returns on a before-tax and after-tax basis. After-tax returns are estimates calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


Scudder European Equity Fund
--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year              Institutional Class
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

1997       15.54
1998       22.09
1999       45.43
2000       96.70
2001      -27.50
2002      -16.18

2003       34.17




For the periods included in the bar chart:


Best Quarter: 105.41%, Q1 2000             Worst Quarter: -22.49%, Q3 2002

--------------------------------------------------------------------------------
Average Annual Total Returns (%) as of 12/31/2003
--------------------------------------------------------------------------------

                                      1 Year        5 Years+       Inception*+
--------------------------------------------------------------------------------
Institutional Class
--------------------------------------------------------------------------------
  Return before Taxes                 34.17          18.44           20.02
--------------------------------------------------------------------------------
  Return after Taxes on               34.14          17.03           18.25
  Distributions
--------------------------------------------------------------------------------
  Return after Taxes on               23.13          15.58           17.01
  Distributions and Sale of Fund
  Shares
--------------------------------------------------------------------------------
Index (reflects no deductions         38.54          -0.78            7.61
for fees, expenses or taxes)
--------------------------------------------------------------------------------

Index: The MSCI Europe Index is a total return index, reported in US dollars, based on share prices and reinvested gross dividends of approximately 600 companies (only those securities deemed sufficiently liquid for trading by investors) from the following 16 countries: Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom.

* The class commenced operations on September 3, 1996. Index comparison begins on August 31, 1996.

+ Past performance is not indicative of future results. The fund's performance in 2000 was significantly impacted by gains from initial public offerings (IPOs) during a period when the fund's assets were relatively small and the market for IPOs was strong. There is no assurance that any future investments in IPOs by the fund will have a similar effect on its future performance. The fund's performance also benefited from a one-time gain from accounting for the cancellation of certain shareholder trades in February 2000.

Total returns from inception through 2003 would have been lower if operating expenses hadn't been reduced.

--------------------------------------------------------------------------------

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or
(800) 621-1048 or visit our Web site at www.scudder.com.




--------------------------------------------------------------------------------
The Return after Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number only represents the fund's taxable distributions, not a shareholder's gain or loss from selling fund shares.

The Return after Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund's taxable distributions and a shareholder's gain or loss from selling fund shares.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold Institutional Class shares of the fund.

--------------------------------------------------------------------------------
Fee Table
--------------------------------------------------------------------------------

Shareholder Fees, paid directly from your investment                   None
--------------------------------------------------------------------------------
Maximum Short-Term Redemption Fee (% of redemption proceeds,          2.00%*
as applicable)
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from fund assets
--------------------------------------------------------------------------------
Management Fee                                                         0.70%
--------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fee                                None
--------------------------------------------------------------------------------

Other Expenses                                                         1.38
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                        2.08
--------------------------------------------------------------------------------
Fee Waiver/Expense Reimbursements **                                   0.83
--------------------------------------------------------------------------------
Net Annual Operating Expenses**                                        1.25
--------------------------------------------------------------------------------


* The 2.00% short-term redemption applies to shares redeemed either by selling or exchanging into another fund within 60 days of purchase. The fee is withheld from redemption proceeds and retained by the fund.


** Through February 28, 2005, the investment advisor and administrator have contractually agreed to waive their fees or expenses so that total operating expenses will not exceed 1.25%.


Expense Example



Based on the costs above (including one year of capped expenses in each period), this example helps you compare the expenses of Institutional Class shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.


--------------------------------------------------------------------------------
                            1 Year        3 Years       5 Years       10 Years
--------------------------------------------------------------------------------

Institutional Class          $127          $572          $1,042        $2,344

--------------------------------------------------------------------------------

Other Policies and Secondary Risks


While the sections on previous pages describe the main points of the fund's strategy and risks, there are a few other issues to know about.


Other policies

o Although major changes tend to be infrequent, the fund's Board could change the fund's investment goal without seeking shareholder approval. In addition, the fund's Board will provide shareholders with at least 60 days' notice prior to making any changes to the fund's policy of investing at least 80% of its assets in the equity securities of developed countries of Europe.

o As a temporary defensive measure, the fund could shift up to 100% of its assets into investments such as money market securities. This could prevent losses, but while engaged in a temporary defensive position, the fund may not achieve its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

o The fund's equity investments are mainly common stocks, but may also include preferred stocks and other securities with equity characteristics, such as convertible securities and warrants.

o The fund may trade securities actively. This could raise transaction costs (thus lowering returns) and could mean higher taxable income.

Secondary risks


Derivatives Risk. Although not one of its principal investment strategies, the fund may invest in certain types of derivatives. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency for which it is acting as a substitute; derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; and the risk that the derivatives transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses that it could have if it had not entered into these transactions. There is no guarantee that these derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the fund.


IPO Risk. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify a fund's performance if it has a small asset base. A fund is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that a fund will be able to obtain proportionately larger IPO allocations.

For more information

This prospectus doesn't tell you about every policy or risk of investing in the fund.

If you want more information on the fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

Who Manages and Oversees the Fund


Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Deutsche Bank Securities, Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.


Investment Advisor and Subadvisor. Deutsche Asset Management, Inc. ("DeAM, Inc.") with offices at 280 Park Avenue, New York, NY 10017, acts as the investment advisor for the fund.


Deutsche Asset Management Investment Services Ltd. ("DeAMIS"), One Appold Street, London, England, an affiliate of the advisor, is the subadvisor and is responsible for managing the fund's assets. DeAMIS provides a full range of international investment advisory services to institutional and retail clients. The advisor compensates DeAMIS out of the management fee it receives from the fund. As subadvisor, under the supervision of the Board of Trustees, DeAMIS makes the fund's investment decisions, buys and sells securities for the fund and conducts the research that leads to these purchase and sale decisions. DeAMIS is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

DeAM, Inc. and DeAMIS provide a full range of global investment advisory services to institutional and retail clients. DeAM, Inc. and DeAMIS are indirect wholly owned subsidiaries of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

The advisor receives a management fee from the fund. Under the investment advisory agreement, the advisory fees are equal to an annual rate of 0.70% of the fund's average daily net assets, computed and accrued daily. For the most recent fiscal year, the effective management fee rate, net of waivers, equaled 0.04%.

Other Services. DeAM, Inc. provides administrative services for the fund. In addition, either DeAM, Inc. or your financial advisor, performs the functions necessary to establish and maintain your account. In addition to setting up the account and processing your purchase and sale orders, these functions include:


o  keeping accurate, up-to-date records for your individual fund account;

o  implementing any changes you wish to make in your account information;

o  processing your requests for cash dividends and distributions from a fund;

o answering your questions on a fund's investment performance or administration;

o  sending proxy reports and updated prospectus information to you; and

o  collecting your executed proxies.

Regulatory Update. As are many other mutual fund complexes, Scudder is conducting an ongoing review of market timing in the Scudder Funds -- including trading by clients, employees and ex-employees. Market timing refers generally to the frequent trading in and out of mutual fund shares in order to take advantage of pricing inefficiencies.

Scudder has identified an investment advisory firm that had an arrangement with the organization that resulted in frequent trading, including trading in your fund, inconsistent with registration statement policies. We are currently investigating the extent of such trading and whether it caused dilution. The arrangement with the outside investment advisory firm began before the new Scudder management team was in place in 2002. In early 2003, management initiated steps that led to the subsequent termination of the arrangement. Scudder will work with your fund's board to establish an appropriate measure of dilution losses, if any, related to the trading, and reimbursement for those losses.

The inquiry into market timing in the Scudder Funds is ongoing. Scudder has provided information about the preliminary results of its review to the appropriate regulators and to the fund boards. Scudder continues to cooperate with each regulator that has sought information.

The portfolio managers

The following people handle the day-to-day management of the fund.


  Alexander (Sandy) Black                 Michael Schmidt
  Managing Director, Deutsche Asset       CFA, Director, Deutsche Asset
  Management and Co-Manager of            Management and Co-Manager of the fund.
  the fund.                                o Head of global equity research
   o Head of European Equity                 team for Telecom Services sector
     portfolio selection team,               and portfolio manager for European
     portfolio manager Europe ex-UK          Equity and Europe ex-UK and
     and Euroland Equity and head of         Euroland Equity: Frankfurt.
     European Equity local research        o Joined Deutsche Asset Management
     team: London.                           International GmbH in 1992 after
   o Joined Deutsche Asset Management        two years of experience as a
     (International) Ltd. in 1994            trainee for Deutsche Bank,
     after eight years of experience         Inglostadt.
     as portfolio manager/analyst at
     NM Rothschild and Invesco.           John Wood
   o MA from Cambridge University.        Managing Director, Deutsche Asset
                                          Management and Co-Manager of the fund.
  Joerg Breedveld                          o Head of UK Portfolio Management;
  Managing Director, Deutsche Asset          Chairman of the UK Portfolio
  Management and Co-Manager of               Selection Team and a member of the
  the fund.                                  European Portfolio Selection Team:
   o Head of global portfolio                London.
     selection team for Europe ex-UK       o Joined Deutsche Asset Management
     and Euroland Equity, member of          (International) Ltd. in 1998.
     European Equity portfolio             o Previously worked at SG Warburg
     selection team, European Mid-Cap        Group; management consultant with
     Equity analyst and portfolio            McKinsey; UK Equity Fund Manager
     manager for German and Europe           with Mercury Asset Management;
     Equities: Frankfurt.                    Head of Equities with Foreign &
   o Joined Deutsche Asset Management        Colonial Management.
     International GmbH in 1991 as a       o MA from Oxford University; MBA
     portfolio manager, previously           from Harvard Business School.
     serving as investment advisor
     and financial analyst for German     Julian Barrell
     equities within Deutsche Bank        Director, Deutsche Asset Management
     Research.                            and Co-Manager of the fund.
                                           o Portfolio manager for European
  Katrina Mitchell                           Equity and Europe ex-UK and
  Director, Deutsche Asset Management        Euroland Equity: London.
  and Co-Manager of the fund.              o Joined Deutsche Asset Management
   o Portfolio manager for European          (International) Ltd. in 1997 as a
     Equity and Europe ex-UK and             member of the European Equity Team.
     Euroland Equity and member of         o Previously with Foreign and
     the European Equity local               Colonial Management Ltd. for five
     research team: London.                  years.
   o Joined Deutsche Asset Management
     Ltd. in 1993 as a Graduate
     Trainee.

Financial Highlights


This table is designed to help you understand the fund's financial performance in recent years. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the fund would have earned (or lost), assuming all dividends and distributions were reinvested. The information for the fund has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the fund's financial statements, is included in the fund's annual report (see "Shareholder reports" on the last page).


Scudder European Equity Fund -- Institutional Class


--------------------------------------------------------------------------------
 Years Ended October 31,                 2003     2002     2001   2000     1999
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period  $17.61    $20.19  $28.44  $11.43   $13.50
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)          .29^a     .15^a    .23   (1.37)     .29
--------------------------------------------------------------------------------
  Net realized and unrealized gain      2.93    (2.73)   (8.11)  16.20     2.04
  (loss) on investment transactions
--------------------------------------------------------------------------------
  Total from investment operations      3.22    (2.58)   (7.88)  14.83     2.33
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income                 (.41)      --     (.37)   (.08)    (.29)
--------------------------------------------------------------------------------
  Net realized gains on investment        --       --       --      --    (4.11)
  transactions
--------------------------------------------------------------------------------
  Total distributions                   (.41)      --     (.37)   (.08)   (4.40)
--------------------------------------------------------------------------------
Redemption fees                           --^c     --       --      --       --
--------------------------------------------------------------------------------
Other Capital Changes^b                   --       --       --    2.26       --
--------------------------------------------------------------------------------
Net asset value, end of period        $20.42   $17.61   $20.19  $28.44   $11.43
--------------------------------------------------------------------------------
Total Return (%)^d                     18.69   (12.78)  (28.10) 149.63    21.18
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)    10       12       22      51      .90
--------------------------------------------------------------------------------
Ratio of expenses before expense        2.08     2.36     1.63    1.94     1.64
reductions (includes interest expense
paid by the Fund) (%)
--------------------------------------------------------------------------------
Ratio of expenses after expense         1.25     1.29     1.28    1.28       --
reductions (includes interest expense
paid by the Fund) (%)
--------------------------------------------------------------------------------
Ratio of expenses after expense         1.25     1.25     1.25    1.25      .90
reductions (excludes interest expense
paid by the Fund) (%)
--------------------------------------------------------------------------------
Ratio of net investment income          1.66      .75      .48     .92     1.23
(loss) (%)
--------------------------------------------------------------------------------
Portfolio turnover rate (%)               69      169      238     377       80
--------------------------------------------------------------------------------

^a   Based on average shares outstanding during the period.

^b Represents one-time gain from accounting for cancellation of certain shareholder trades.

^c   Amount is less than $.005.

^d  Total return would have been lower had certain expenses not been reduced.

How to Invest in the Fund

The following pages tell you how to invest in the fund and what to expect as a shareholder. If you're investing directly with Scudder, all of this information applies to you.

If you're investing through a service agent -- for example, a workplace retirement plan, financial supermarket or financial advisor -- your service agent may have its own policies or instructions and you should follow those.

Buying and Selling Institutional Class Shares


You may buy Institutional Shares through your securities dealer or through any financial institution that is authorized to act as a shareholder servicing agent ("service agent"). Contact them for details on how to enter and pay for your order. The fund's advisor, administrator or their affiliates may provide compensation to service agents for distribution, administrative and promotional services.

You may also buy Institutional Shares by sending your check (along with a completed Application Form) directly to the transfer agent. Your purchase order may not be accepted if the fund withdraws the offering of fund shares, the sale of fund shares has been suspended or if it is determined that your purchase would be detrimental to the interests of the fund's shareholders.


Eligibility requirements

You may buy Institutional Shares if you are any of the following:

o An eligible institution (e.g., a financial institution, corporation, trust, estate or educational, religious or charitable institution).

o An employee benefit plan with assets of at least $50 million.

o A registered investment advisor or financial planner purchasing on behalf of clients and charging an asset-based or hourly fee.

o A client of the private banking division of Deutsche Bank AG.


o A current or former director or trustee of the Deutsche or Scudder mutual funds.

o An employee, the employee's spouse or life partner and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a sub-advisor to any fund in the Scudder family of funds or a broker-dealer authorized to sell shares in the funds.

Investment minimums

Your initial investment must be at least $250,000. There are no minimum subsequent investment requirements.

The minimum initial investment is waived for:

o Investment advisory affiliates of Deutsche Bank Securities, Inc. or Scudder funds purchasing shares for the accounts of their investment advisory clients.

o  Employee benefit plans with assets of at least $50 million.

o  Clients of the private banking division of Deutsche Bank AG.


o A current or former director or trustee of the Deutsche or Scudder mutual funds.

o An employee, the employee's spouse or life partner and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a sub-advisor to any fund in the Scudder family of funds or a broker-dealer authorized to sell shares of the funds.


The fund and its service providers reserve the right to waive or modify the above eligibility requirements and investment minimums from time to time at their discretion.


How to contact the transfer agent

---------------------------------------------------------------------
By Phone:           (800) 730-1313

---------------------------------------------------------------------
First Investments   Scudder Investments Service Company
By Mail:            P.O. Box 219356
                    Kansas City, MO 64121-9356
---------------------------------------------------------------------
Additional          Scudder Investments Service Company
Investments By      P.O. Box 219154
Mail:               Kansas City, MO 64121-9154
---------------------------------------------------------------------
By Overnight Mail:  Scudder Investments Service Company
                    811 Main Street
                    Kansas City, MO 64105-2005
---------------------------------------------------------------------
By Fax (for         (800) 821-6234
exchanging and
selling shares
only):
---------------------------------------------------------------------

You can reach ScudderACCESS, the Scudder automated information line, 24 hours a day, 7 days a week by calling (800) 972-3060.

How to open your fund account


---------------------------------------------------------------------
MAIL:               Complete and sign the account application that
                    accompanies this prospectus. (You may obtain
                    additional applications by calling the transfer
                    agent.) Mail the completed application along
                    with a check payable to the Scudder European
                    Equity Fund -- Institutional Class -- 570 to the
                    transfer agent. The addresses are shown under
                    "How to contact the transfer agent."
---------------------------------------------------------------------
WIRE:               Call the transfer agent to set up a wire account.
---------------------------------------------------------------------


Please note that your account cannot become activated until we receive a completed application.

How to buy and sell shares

MAIL:


Buying: Send your check, payable to the fund you have selected to the transfer agent. Be sure to include the fund number and your account number (see your account statement) on the check. For fund numbers, see "How to open your fund account." The addresses are shown above under "How to contact the transfer agent." If you are investing in more than one fund, make your check payable to "Scudder Funds" and include your account number, the names and numbers of the funds you have selected, and the dollar amount or percentage you would like invested in each fund.

Selling: Send a signed letter to the transfer agent with your name, your fund number and account number, the fund's name, and either the number of shares you wish to sell or the dollar amount you wish to receive. You must leave at least $250,000 worth of shares in your account to keep it open. Unless exchanging into another Scudder fund, you must submit a written authorization to sell shares in a retirement account.

WIRE:

Buying: You may buy shares by wire only if your account is authorized to do so. Please note that you or your service agent must call Shareholder Services at
(800) 730-1313 to notify us in advance of a wire transfer purchase. Inform Shareholder Services of the amount of your purchase and receive a trade confirmation number. Instruct your bank to send payment by wire using the wire instructions noted below. All wires must be received by 4:00 p.m. (Eastern time) the next business day following your purchase.


---------------------------------------------------------------------
Bank Name:       Deutsche Bank Trust Company Americas
---------------------------------------------------------------------
Routing No:      021001033
---------------------------------------------------------------------
Attn:            Scudder Funds
---------------------------------------------------------------------
DDA No:          00-226-296
---------------------------------------------------------------------
FBO:             (Account name)
                 (Account number)
---------------------------------------------------------------------
Credit:          Scudder European Equity Fund -- Institutional Class
                 -- 570
---------------------------------------------------------------------


Refer to your account statement for the account name and number. Wire transfers normally take two or more hours to complete. Wire transfers may be restricted on holidays and at certain other times. If your wire is not received by 4:00 p.m. (Eastern time) on the next business day after the fund receives your request to purchase shares, your transaction will be canceled at your expense and risk.

Selling: You may sell shares by wire only if your account is authorized to do so. You will be paid for redeemed shares by wire transfer of funds to your service agent or bank upon receipt of a duly authorized redemption request as promptly as feasible. For your protection, you may not change the destination bank account over the phone. To sell by wire, contact your service agent or Shareholder Services at (800) 730-1313. Inform Shareholder Services of the amount of your redemption and receive a trade confirmation number. The minimum redemption by wire is $1,000. The fund and its service agents reserve the right to waive the minimum from time to time at their discretion. We must receive your order by 4:00 p.m. (Eastern time) to wire your account the next business day.

TELEPHONE TRANSACTIONS:


You may place orders to buy and sell over the phone by calling your service agent or Shareholder Services at (800) 730-1313. If your shares are in an account with the transfer agent, you may (1) redeem by check in an amount up to $100,000, or by wire (minimum $1,000), or (2) exchange the shares for Institutional shares of another Scudder fund by calling Shareholder Services.

You may make regular investments from a bank checking account. For more information on setting up an automatic investment plan or payroll investment plan, call Shareholder Services at (800) 730-1313.

Policies You Should Know About

Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on distributions and taxes, applies to all investors, including those investing through service agents.

If you are investing through a service agent, check the materials you received from them. The service agent may have procedures that differ in certain respects from those described here, and an investor should consult with the service agent whenever a question arises. Please note that a service agent may charge fees separate from those charged by the fund.

In either case, keep in mind that the information in this prospectus applies only to the fund's Institutional Class. The fund does have other share classes, which are described in separate prospectuses and which have different fees, requirements and services.


In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your financial advisor or call (800) 730-1313.


Policies about transactions


The fund is open for business each day the New York Stock Exchange is open. The fund calculates its share price every business day, as of the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. (Eastern time), but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). You can place an order to buy or sell shares at any time.


To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. Some or all of this information will be used to verify the identity of all persons opening an account.

We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity, and in some cases the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.

We will attempt to collect any missing required and requested information by contacting you or your financial intermediary. If we are unable to obtain this information within the time frames established by the fund, then we may reject your application and order.


The fund will not invest your purchase until all required and requested identification information has been provided and your application has been submitted in "good order." After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated.


If we are unable to verify your identity within time frames established by the fund, after a reasonable effort to do so, you will receive written notification.

The fund generally will not accept new account applications to establish an account with a non-US address (APO/FPO and US territories are acceptable) or for a non-resident alien.


Because orders placed through financial advisors must be forwarded to the transfer agent before they can be processed, you'll need to allow extra time. A representative of your financial advisor should be able to tell you when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.


ScudderACCESS, the Scudder Automated Information Line, is available 24 hours a day by calling (800) 972-3060. You can use ScudderACCESS to get information on Scudder funds generally and on accounts held directly at Scudder. You can also use it to make exchanges and sell shares.

QuickBuy and QuickSell let you set up a link between a Scudder account and a bank account. Once this link is in place, you can move money between the two with a phone call. You'll need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed and there is a $50 minimum and a $250,000 maximum. To set up QuickBuy or QuickSell on a new account, see the account application; to add it to an existing account, call (800) 730-1313.

Telephone and electronic transactions. You are automatically entitled to telephone and electronic transaction privileges but you may elect not to have them when you open your account or by contacting Shareholder Services at a later date.

Since many transactions may be initiated by telephone or electronically, it's important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur as a result. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

If you pay for shares by check and the check fails to clear, or if you order shares by phone and fail to pay for them by 4:00 p.m. (Eastern time) the next business day, we have the right to cancel your order, hold you liable or charge you or your account for any losses or fees the fund or its agents have incurred. To sell shares, you must state whether you would like to receive the proceeds by wire or check.

The fund accepts payment for shares only in US dollars by check, bank or Federal Funds wire transfer, or by electronic bank transfer. Please note that we cannot accept cash, traveler's checks, starter checks, money orders, third party checks, checks drawn on foreign banks, or checks issued by credit card companies or Internet based companies.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

If you ever have difficulty placing an order by phone or fax, you can always send us your order in writing.

When you ask us to send or receive a wire, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are generally completed within 24 hours. The fund can only send wires of $1,000 or more and accept wires of $50 or more.

Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are also two circumstances when it could be longer: when you are selling shares you bought recently by check and that check hasn't cleared yet (maximum delay: 10 days) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes may also be delayed when you are selling recently purchased shares.

You may obtain additional information about other ways to sell your shares by contacting your financial advisor.

We do not issue share certificates. However, if you currently have shares in certificated form, you must include the share certificates properly endorsed or accompanied by a duly executed stock power when exchanging or redeeming shares. You may not exchange or redeem shares in certificate form by telephone or via the Internet.

Exchanges are a shareholder privilege, not a right: we may reject any exchange order or require a shareholder to own shares of a fund for 15 days before we process the order for the other fund, particularly when there appears to be a pattern of "market timing" or other frequent purchases and sales. We may also reject or limit purchase orders for these or other reasons. However, there is no assurance that these policies will be effective in limiting the practice of market timing in all cases.

When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. The only exception is if you want money wired to a bank account that is already on file with us; in that case, you don't need a signature guarantee. Also, you don't generally need a signature guarantee for an exchange, although we may require one in certain other circumstances.

A signature guarantee is simply a certification of your signature -- a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange, or any member or participant of an approved signature guarantor program. Note that you can't get a signature guarantee from a notary public and we must be provided the original guarantee.

Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your service agent or Shareholder Services for more information.

Short-term redemption fee


The fund may charge a 2.00% short-term redemption fee of the value of the shares being redeemed (either by selling or exchanging into another fund) within 60 days (approximately two months) of purchase. This fee will compensate the fund for expenses directly related to the redemption of fund shares (such as brokerage costs, charges for credit lines and other redemption related costs). This fee will also discourage short-term investment in the fund which will facilitate more efficient portfolio management.

The short-term redemption fee is withheld from redemption proceeds. This fee is not a deferred sales charge and is not a commission. The fee is paid to the fund.


The short-term redemption fee does not apply to:

o  shares acquired through reinvestment of dividends and other distributions;

o shares of the fund in an account which is closed by us because the account fails to meet minimum balance requirements; and

o shares held by certain 401(k) plans, similar individual account plans or profit sharing plans.

The short-term redemption fee may apply to shares held through certain omnibus accounts and retirement plans. With regard to these accounts and plans, the fund reserves the right, in its sole discretion, to impose (or not to impose) the short-term redemption fee in the future. The fund will make this determination after considering, among other things, the fund's costs of processing redemptions from these accounts or plans. You should consult with your retirement plan administrator or omnibus account representative to determine whether the redemption fee is applicable to your shares.

The fund will use the first-in, first-out method to determine your holding period. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in your account. If your holding period is less than 60 days, the short-term redemption fee will be assessed on the net asset value of those shares calculated at the time the redemption is effected.

How the fund calculates share price


To calculate net asset value or NAV, the share class uses the following equation:


                   TOTAL ASSETS - TOTAL LIABILITIES
                ----------------------------------------    = NAV
                  TOTAL NUMBER OF SHARES OUTSTANDING



The price at which you buy and sell shares is the NAV.


The fund may charge a short-term redemption fee equal to 2.00% of the value of Institutional Class shares redeemed (either by selling the shares or exchanging the shares into another fund) within 60 days of purchase.


We typically value securities using market quotations or information furnished by a pricing service. However, we may use methods approved by the fund's Board which are intended to reflect fair value when a market quotation or pricing service information is not readily available or when a security's value is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market). In such a case, the fund's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale.


Because the fund invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell fund shares. This is because some foreign markets are open on days or at times when the fund doesn't price its shares.

Other rights we reserve

You should be aware that we may do any of the following:

o  withdraw or suspend the offering of shares at any time


o withhold a portion of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding, or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

o reject a new account application if you don't provide any required or requested identifying information, or for other reasons

o redeem your shares or close your account on 60 days' notice if it fails to meet the minimum account balance requirement of $250,000 for any reason other than a change in market value


o close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your fund shares will be redeemed at the net asset value per share next calculated after we determine to close your account (less any applicable redemption fees); you may be subject to gain or loss on the redemption of your fund shares and you may incur tax liability

o refuse, cancel or rescind any purchase or exchange order; freeze any account (meaning you will not be able to purchase fund shares in your account); suspend account services; and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in the fund's best interest or when the fund is requested or compelled to do so by governmental law or authority or by applicable law


o pay you for shares you sell by "redeeming in kind," that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; the fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the fund's net assets, whichever is less

o change, add or withdraw various services, fees and account policies (for example, we may change or terminate the exchange privilege or adjust the fund's investment minimum at any time)

o suspend or postpone redemptions during periods when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents the fund from disposing of its portfolio securities or pricing its shares

Understanding Distributions and Taxes


By law, a mutual fund is required to pass through to its shareholders virtually all of its net earnings. A fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds, and by selling securities for more than it paid for them. (A fund's earnings are separate from any gains or losses stemming from your own purchase and sale of shares.) A fund may not always pay a distribution for a given period.

The fund intends to distribute to shareholders substantially all of its earnings at least annually. The fund may also pay dividends and capital gain distributions at other times if necessary for the fund to avoid federal income or excise tax.

For federal income tax purposes, income and capital gains distributions are generally taxable. However, distributions by the fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable.

You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in fund shares (at NAV), all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested without sales charges. Dividends and distributions are taxable whether you receive them in cash or reinvest them in additional shares. For retirement plans, reinvestment is the only option.


Buying and selling fund shares will usually have tax consequences for you (except in an IRA or other tax-advantaged account). Your sales of shares may result in a capital gain or loss for you; whether long-term or short-term depends on how long you owned the shares. For tax purposes, an exchange is the same as a sale.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Because each shareholder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.

The tax status of the fund earnings you receive, and your own fund transactions, generally depends on their type:


--------------------------------------------------------------------
Generally taxed at capital         Generally taxed at ordinary
gain rates:                        income rates:
--------------------------------------------------------------------
Distributions from the fund

o gains from the sale of           o  gains from the sale of
  securities held by the fund for     securities held by the fund
  more than one year                  for one year or less

o qualified dividend income        o  all other taxable income
---------------------------------------------------------------------
Transactions involving fund shares

o gains from selling fund shares   o  gains from selling fund
  held for more than one year         shares held for one year or
                                      less
---------------------------------------------------------------------

For taxable years beginning on or before December 31, 2008, distributions of investment income designated by the fund as derived from "qualified dividend income" are eligible for taxation in the hands of individuals at long-term capital gain rates. Qualified dividend income generally includes dividends from domestic and some foreign corporations. In addition, the fund must meet holding period and other requirements with respect to the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the fund's shares for the lower rates to apply.

For taxable years beginning on or before December 31, 2008, the maximum long-term capital gain rate applicable to individuals has been reduced to 15%. For more information, see the Statement of Additional Information, under "Taxes."

If more than 50% of the fund's total assets at the end of the taxable year are invested in foreign securities, the fund may elect to pass through to you your pro rata share of foreign taxes paid by the fund which you must then include in your income and with respect to which you may be entitled to claim a credit (or deduction). If so, the fund will provide you with the necessary information to allow you to determine the amount of your credit (or deduction) for foreign taxes on your US federal income tax return.

The fund will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions you received. They also have certain details on your purchases and sales of shares. The tax status of dividends and distributions is the same whether you reinvest them or not. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.


If you invest right before the fund pays a dividend, you'll be getting some of your investment back as a taxable dividend. You can avoid this, if you want, by investing after the fund pays the dividend. In tax-advantaged retirement accounts, you don't need to worry about this.

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

To Get More Information

Shareholder reports -- These include commentary from the fund's management team about recent market conditions and the effects of the fund's strategies on its performance. They also have detailed performance figures, a list of everything the fund owns, and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) -- This tells you more about the fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about the fund, call (800) 621-1048, or contact Scudder Investments at the address listed below. These documents and other information about the fund are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 942-8090.

--------------------------------------------------------------------------------


Scudder Investments                        SEC
--------------------------------------------------------------------------------
222 South Riverside Plaza                  Public Reference Section
Chicago, IL 60606-5808                     Washington, D.C. 20549-0102
www.scudder.com                            www.sec.gov

(800) 730-1313                             (202) 942-8090




Distributor
Scudder Distributors, Inc.
222 South Riverside Plaza
Chicago, IL 60606-5808


SCUDDER
INVESTMENTS
                                          SEC File Number:
A Member of
Deustche Asset Management [LOGO]          European Equity Fund          811-8006

                                                                         SCUDDER
                                                                     INVESTMENTS


                               Institutional Class

                           Prospectus

--------------------------------------------------------------------------------

                               March 1, 2004

--------------------------------------------------------------------------------
                            |
                            |  Scudder Emerging Markets Debt Fund



As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

Contents
--------------------------------------------------------------------------------

   How the Fund Works                    How to Invest in the Fund

     4  The Fund's Main Investment        18  Buying and Selling Institutional
        Strategy                              Class Shares

     6  The Main Risks of Investing in    22  Policies You Should Know
        the Fund                              About

    10  The Fund's Performance            29  Understanding Distributions
        History                               and Taxes

    12  How Much Investors Pay

    13  Other Policies and Secondary
        Risks

    14  Who Manages and Oversees
        the Fund

    16  Financial Highlights

How the Fund Works

On the next few pages, you'll find information about the fund's investment goal, the main strategies it uses to pursue that goal and the main risks that could affect performance.

Whether you are considering investing in the fund or are already a shareholder, you should look this information over carefully. You should keep it on hand for reference as well.

Remember that mutual funds are investments, not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down and you could lose money by investing in them.

--------------------------------------------------------------------------------
                                         ticker symbol  |   MGEIX
                                                        |
                                           fund number  |   553

Scudder Emerging Markets Debt Fund
--------------------------------------------------------------------------------

The Fund's Main Investment Strategy

The fund seeks total return.

Under normal circumstances, the fund invests at least 80% of its assets, determined at the time of purchase, in fixed income securities of issuers located in countries with new or emerging securities markets. These fixed income securities include high yield/high risk fixed income securities (junk bonds). The fund considers an emerging securities market to be one where the sovereign debt issued by the government in local currency terms is rated below investment grade. Emerging securities markets include those with economic structures that are generally less diverse and mature than in the United States and political systems that may be less stable. A developing or emerging market country can be considered to be a country that is in the initial stages of its industrialization cycle. Currently, emerging markets generally include every country in the world other than the United States, Canada, Japan, Australia, New Zealand, Hong Kong, Singapore and most Western European countries.

--------------------------------------------------------------------------------

OTHER INVESTMENTS The fund may invest up to 20% of its total assets in domestic and foreign cash equivalents and US investment grade fixed-income securities. The fund may also invest up to 10% of its total assets in credit default swaps to sell protection on sovereign credit exposure as measured by the notional value of the sovereign bond. (See "Other Policies" for more information.)

The fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). In particular, the fund may use futures, options and yield curve options. To the extent the fund invests in foreign securities, the fund may enter into forward currency exchange contracts and buy and sell currency options to hedge against currency exchange rate fluctuations. The Advisor may also use derivatives in circumstances where the Advisor believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

The fund invests primarily in sovereign debt and, to a limited extent, in corporate debt. The fund's fixed income securities include performing and non-performing loans, Eurobonds, Brady Bonds (dollar denominated securities used to refinance foreign government bank loans) and other fixed income securities of foreign governments and their agencies as well as some corporate debt instruments.

The fund may invest in fixed income securities of any credit quality, including securities not paying interest currently, zero coupon bonds, pay-in-kind securities and securities in default. The loans and debt instruments in which the fund may invest may be denominated in the currency of a developed country such as the United Kingdom or the United States or in a local currency.

The fund may invest more than 25% of its total assets in the sovereign debt securities of Russia, Brazil and Mexico.

In managing the fund, the portfolio management team uses an approach that combines country selection with individual security selection, considering such factors as inflation, interest rates, monetary policies and political climate. The portfolio management team also considers such short-term factors as market sentiment, capital flows and new issue programs. We seek to identify those securities that will offer, in our opinion, the greatest potential capital appreciation on a three-month outlook.

The portfolio management team intends to maintain a portfolio duration of (+/-) 1 year around the fund's benchmark index.


The fund follows a rigorous sell strategy. The portfolio management team sets a target price objective for each security and a target exchange rate objective for each currency. Securities are generally sold or currencies exchanged when they meet their target price objectives or when the portfolio management team revises price objectives downward. In implementing this strategy, the fund may experience a high portfolio turnover rate.

The Main Risks of Investing in the Fund

There are several risk factors that could hurt the fund's performance, cause you to lose money or make the fund perform less well than other investments.

Credit Risk. An investor purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, an issuer may not be able to make timely payments on the interest and principal on the bonds it has issued. Because the issuers of high yield bonds (rated below the fourth highest category) may be in uncertain financial health, the prices of their bonds can be more vulnerable to bad economic news or even the expectation of bad news, than investment grade bonds. In some cases, bonds may decline in credit quality or go into default. Because this fund may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.


Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise and increase in value when interest rates decline. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) The longer the effective maturity of the fund's securities, the more sensitive it will be to interest rate changes. In addition to general risks associated with changing interest rates, the fund may also be subject to additional, specific risks. As interest rates decline, the issuers of securities held by the fund may prepay principal earlier than scheduled, forcing the fund to reinvest in lower yielding securities. This prepayment may reduce the fund's income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the fund's duration and reducing the value of the security.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This fund is designed for investors with long-term goals who can tolerate capital fluctuation in pursuit of total returns.

Foreign Investment Risk. Foreign markets often exhibit more volatility than those in the US. Investing in foreign securities involves greater risk than investing in US securities for various reasons, including:

o Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits.

o Information Risk. Financial reporting standards for companies based in foreign markets are often less stringent than those applicable to US companies and may present an incomplete or misleading picture of a foreign company.

o Liquidity Risk. Securities that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active securities. This liquidity risk is a factor of the trading volume of a particular security, as well as the size and liquidity of the entire local market. On the whole, foreign markets are smaller and less liquid than the US market. This can make buying and selling certain securities more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell a security in an orderly fashion at a price that approaches the managers' estimate of its value.

o Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

o Currency Risk. The fund invests in foreign securities denominated in foreign currencies. To the extent that the fund is exposed to non-dollar currencies, if these currencies decline in value relative to the dollar, it may reduce gains or increase losses.

Emerging Markets Investing Risk. The risks of investing in foreign securities are generally greater than those of investing in domestic securities. A foreign government could expropriate or nationalize assets, impose withholding or other taxes on dividend, interest or other payments and prohibit transactions in the country's currency. In many foreign countries, securities markets are less liquid, more volatile and subject to less stringent government regulation than US securities markets. Because the fund invests in emerging markets, it may face higher political and market risks as well as a higher risk that essential information may be incomplete or wrong. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their securities markets in the past. Additionally, because the fund invests in foreign currencies and in securities denominated in foreign currencies, it is subject to the risk that changes in foreign exchange rates will affect the US dollar amount of income or gain received on these investments.

Market Risk. Deteriorating market conditions might cause a general weakness in the market that reduces the overall level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the fund by reducing the relative attractiveness of bonds as an investment. Also, to the extent that the fund emphasizes bonds from any given industry, it could be hurt if that industry does not do well.


Regional Focus Risk. Focusing on a single country or region involves increased currency, political, regulatory and other risks. To the extent the fund concentrates its investments in certain countries, such as Russia, Brazil and Mexico, or a particular region, market swings in such a targeted country or region will be likely to have a greater effect on fund performance than they would in a more geographically diversified fixed income fund.

Non-Diversification Risk. The fund is classified as "non-diversified." This means that it may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance more than if the fund invested in a larger number of issuers.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the fund has valued its securities too highly, you may end up paying too much for fund shares when you buy into the fund. If the fund underestimates their price, you may not receive the full market value for your fund shares when you sell.


Other factors that could affect performance include:

o the managers could be incorrect in their analysis of companies, sectors, economic trends, the relative attractiveness of different sizes of stocks or other matters


o derivatives could produce disproportionate losses due to a variety of factors, including the unwillingness or inability of the counterparty to meet its obligations or unexpected price or interest rate movements (see "Secondary risks" for more information)

The Fund's Performance History

While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.


The bar chart shows how performance has varied from year to year, which may give some idea of risk. The table on the following page shows how fund performance compares with a broad-based market index (which, unlike the fund, does not have any fees, taxes or expenses). The performance of both the fund and the index varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The table shows returns on a before-tax and after-tax basis. After-tax returns are estimates calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Scudder Emerging Markets Debt Fund -- Institutional Class

--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

1995       20.02
1996       33.47
1997       12.51
1998      -34.28
1999       28.37
2000       18.69
2001        5.38
2002       12.14

2003       25.63



For the periods included in the bar chart:


Best Quarter: 16.99%, Q2 1995              Worst Quarter:  -34.74%, Q3 1998

--------------------------------------------------------------------------------
Average Annual Total Returns (%) as of 12/31/2003
--------------------------------------------------------------------------------

                                                                       Since
                                        1 Year         5 Years       Inception*
--------------------------------------------------------------------------------
Institutional Class
--------------------------------------------------------------------------------
  Return before Taxes                   25.63           18.01          10.92
--------------------------------------------------------------------------------
  Return after Taxes on                 22.30           13.54           5.15
  Distributions
--------------------------------------------------------------------------------
  Return after Taxes on                 16.74           12.86           5.74
  Distributions and Sale of Fund
  Shares
--------------------------------------------------------------------------------
Index (reflects no deductions for       22.21           15.47          14.18
fees, expenses or taxes)
--------------------------------------------------------------------------------

Index: The JP Morgan Emerging Markets Bond Index (EMBI) Global Diversified, formerly JP Morgan EMBI Global Constrained, is an unmanaged foreign securities index representing external currency-denominated debt instruments of emerging markets and is a widely accepted benchmark of emerging debt market performance.

* Inception date for Institutional Class was August 4, 1994. Index comparisons begin on July 31, 1994.

Total returns from inception through 2002 would have been lower if operating expenses hadn't been reduced.

--------------------------------------------------------------------------------

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or
(800) 621-1048 or visit our Web site at www.scudder.com.

The Return after Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number only represents the fund's taxable distributions, not a shareholder's gain or loss from selling fund shares.

The Return after Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund's taxable distributions and a shareholder's gain or loss from selling fund shares.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold Institutional Class shares of the fund.

--------------------------------------------------------------------------------
Fee Table
--------------------------------------------------------------------------------

Shareholder Fees, paid directly from your investment                   None
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from fund assets
--------------------------------------------------------------------------------
Management Fee                                                         1.00%
--------------------------------------------------------------------------------
Distribution (12b-1) Fee                                               None
--------------------------------------------------------------------------------
Other Expenses                                                          0.40
--------------------------------------------------------------------------------

Total Annual Operating Expenses                                         1.40
--------------------------------------------------------------------------------
Fee Waiver/Expense Reimbursement*                                       0.90
--------------------------------------------------------------------------------
Net Annual Operating Expenses*                                          0.50
--------------------------------------------------------------------------------

* Through February 28, 2005, the advisor and administrator have contractually agreed to waive their fees or reimburse expenses so that the total operating expenses will not exceed 0.50%.

Expense Example

Based on the costs above (including one year of capped expenses in each period), this example helps you compare the expenses of Institutional Class shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

--------------------------------------------------------------------------------
                            1 Year        3 Years       5 Years       10 Years
--------------------------------------------------------------------------------
Institutional Class           $51          $354           $680         $1,602
--------------------------------------------------------------------------------

Other Policies and Secondary Risks


While the sections on previous pages describe the main points of the fund's strategy and risks, there are a few other issues to know about:

Other policies


o Although major changes tend to be infrequent, the fund's Board could change the fund's investment goal without seeking shareholder approval. In addition, the fund's Board will provide shareholders with at least 60 day's notice prior to making any changes to the fund's policy of investing at least 80% of its assets in fixed income securities of issuers located in countries with new or emerging securities markets.

o As a temporary defensive measure, the fund could shift up to 100% of its assets into investments such as money market securities and short-term debt. This could prevent losses, but while engaged in a temporary defensive position, the fund may not achieve its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

o The fund may trade securities actively. This could raise transaction costs (thus lowering returns) and could mean higher taxable income.

Secondary risks


Derivatives Risk. Although not one of its principal investment strategies, the fund may invest in certain types of derivatives. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency for which it is acting as a substitute; derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; and the risk that the derivatives transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses that it could have if it had not entered into these transactions. There is no guarantee that these derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the fund.

For more information

This prospectus doesn't tell you about every policy or risk of investing in the fund.

If you want more information on the fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

Who Manages and Oversees the Fund

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.


Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Deutsche Asset Management Investment Services Ltd. ("DeAMIS" or the "Advisor"), Deutsche Bank Trust Company Americas and Scudder Trust Company.

DeAMIS, with headquarters at One Appold Street, London, England, acts as investment advisor for the fund. The Advisor makes the fund's investment decisions, buys and sells securities for the fund and conducts the research that leads to the purchase and sale decisions. The Advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.


DeAMIS is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.


The Advisor receives a management fee from the fund. For the most recent fiscal year, the actual amount paid in management fees was 0.10% of the fund's average daily net assets.

The portfolio manager

The following portfolio management team is responsible for the day-to-day management of the fund's investments:

  Brett Diment                            Edwin Gutierrez
  Managing Director of Deutsche Asset     Vice President of Deutsche Asset
  Management and Lead Portfolio Manager   Management and Co-Portfolio Manager of
  of the fund.                            the fund.
   o Joined Deutsche Asset Management      o Joined Deutsche Asset Management
     in 1991 as a member of the fixed        in 2000 after five years of
     income group.                           experience including emerging debt
   o Head of Emerging Debt for London        portfolio manager at INVESCO Asset
     Fixed Income and responsible for        Management responsible for Latin
     coordinating research into              America and Asia and economist
     Continental European markets and        responsible for Latin America at
     managing global fixed income,           LGT Asset Management.
     balanced and cash-based               o MSc, Georgetown University.
     portfolios: London.
   o BSc, London School of Economics.


  Nima Tayebi
  Director of Deutsche Asset Management
  and Co-Portfolio Manager of the fund.
   o Joined Deutsche Asset Management
     in 2001 as an emerging currency
     fund manager. Previously, an
     executive director responsible for
     emerging markets trading at
     Millennium Global Investments.
     Prior to that, Vice President at
     Salomon Brothers, focusing on
     emerging currency and debt
     trading, and also Head of Fixed
     Income research at Renaissance
     Capital.
   o M.Phil from Cambridge University.

Financial Highlights


This table is designed to help you understand the fund's financial performance in recent years. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the fund would have earned (or lost), assuming all dividends and distributions were reinvested. The information for the fund has been audited by PricewaterhouseCoopers LLP, independent accountants, whose reports, along with the fund's financial statements, are included in the fund's annual report (see "Shareholder reports" on the last page).


Scudder Emerging Markets Debt Fund -- Institutional Class


--------------------------------------------------------------------------------
 Years Ended October 31,                  2003      2002    2001    2000   1999
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period    $ 6.08    $ 6.56  $ 6.97  $ 5.80 $ 5.82
--------------------------------------------------------------------------------
Income (loss) from investment
operations:
  Net investment income                    .49^a     .53^a  1.37     .60    .19
--------------------------------------------------------------------------------
  Net realized and unrealized gain        1.00       .17   (1.05)    .81    .69
  (loss) on investment transactions
--------------------------------------------------------------------------------
  Total from investment operations        1.49       .70     .32    1.41    .88
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income                   (.66)    (1.18)   (.73)   (.24)  (.90)
--------------------------------------------------------------------------------
Net asset value, end of period          $ 6.91    $ 6.08  $ 6.56  $ 6.97 $ 5.80
--------------------------------------------------------------------------------
Total Return (%)^b                       26.81     12.22    4.52   25.08  17.86
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)     112        68      73     285    340
--------------------------------------------------------------------------------
Ratio of expenses before expense          1.40      1.46    1.38    1.37   1.40
reductions (%)
--------------------------------------------------------------------------------
Ratio of expenses after expense            .50       .50     .87^c  1.01   1.00
reductions (%)
--------------------------------------------------------------------------------
Ratio of net investment income (%)        7.67      8.79   10.31    8.29  10.90
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                384       590     464^d   359    397
--------------------------------------------------------------------------------

^a    Based on average shares outstanding during the period.

^b    Total return would have been lower had certain expenses not been reduced.

^c    Beginning June 1, 2001, the expense cap was decreased from 1.00% to .50%.

^d Excludes portfolio securities delivered as a result of processing a redemption in-kind transaction.

How to Invest in the Fund

The following pages tell you how to invest in the fund and what to expect as a shareholder. If you're investing directly with Scudder, all of this information applies to you.

If you're investing through a service agent -- for example, a workplace retirement plan, financial supermarket or financial advisor -- your service agent may have its own policies or instructions and you should follow those.

Buying and Selling Institutional Class Shares


You may buy Institutional Shares through your securities dealer or through any financial institution that is authorized to act as a shareholder servicing agent ("service agent"). Contact them for details on how to enter and pay for your order. The fund's advisor, administrator or their affiliates may provide compensation to service agents for distribution, administrative and promotional services.

You may also buy Institutional Shares by sending your check (along with a completed Application Form) directly to the transfer agent. Your purchase order may not be accepted if the fund withdraws the offering of fund shares, the sale of fund shares has been suspended or if it is determined that your purchase would be detrimental to the interests of the fund's shareholders.


Eligibility requirements

You may buy Institutional Shares if you are any of the following:

o An eligible institution (e.g., a financial institution, corporation, trust, estate or educational, religious or charitable institution).

o  An employee benefit plan with assets of at least $50 million.

o A registered investment advisor or financial planner purchasing on behalf of clients and charging an asset-based or hourly fee.

o  A client of the private banking division of Deutsche Bank AG.

o A current or former director or trustee of the Deutsche or Scudder mutual funds.


o An employee, the employee's spouse or life partner and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a sub-advisor to any fund in the Scudder family of funds or a broker-dealer authorized to sell shares in the funds.

Investment minimums

Your initial investment must be at least $250,000. There are no minimum subsequent investment requirements.

The minimum initial investment is waived for:

o Investment advisory affiliates of Deutsche Bank Securities, Inc. or Scudder funds purchasing shares for the accounts of their investment advisory clients.

o  Employee benefit plans with assets of at least $50 million.

o  Clients of the private banking division of Deutsche Bank AG.


o A current or former director or trustee of the Deutsche or Scudder mutual funds.

o An employee, the employee's spouse or life partner and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a sub-advisor to any fund in the Scudder family of funds or a broker-dealer authorized to sell shares of the funds.


The fund and its service providers reserve the right to waive or modify the above eligibility requirements and investment minimums from time to time at their discretion.

How to contact the transfer agent

---------------------------------------------------------------------

By Phone:           (800) 730-1313

---------------------------------------------------------------------
First Investments   Scudder Investments Service Company
By Mail:            P.O. Box 219356
                    Kansas City, MO 64121-9356
---------------------------------------------------------------------
Additional          Scudder Investments Service Company
Investments By      P.O. Box 219154
Mail:               Kansas City, MO 64121-9154
---------------------------------------------------------------------
By Overnight Mail:  Scudder Investments Service Company
                    811 Main Street
                    Kansas City, MO 64105-2005
---------------------------------------------------------------------

By Fax (for         (800) 821-6234
exchanging and
selling shares
only):

---------------------------------------------------------------------

You can reach ScudderACCESS, the Scudder automated information line, 24 hours a day, 7 days a week by calling (800) 972-3060.

How to open your fund account

---------------------------------------------------------------------

MAIL: Complete and sign the account application that accompanies this prospectus. (You may obtain additional applications by calling the transfer agent.) Mail the completed application along with a check payable to "Scudder Emerging Markets Debt Fund-- Institutional Class-- 553" to the transfer agent. The addresses are shown under "How to contact the transfer agent."

---------------------------------------------------------------------
WIRE:               Call the transfer agent to set up a wire
                    account.
---------------------------------------------------------------------

Please note that your account cannot become activated until we receive a completed application.

How to buy and sell shares

MAIL:


Buying: Send your check, payable to "Scudder Emerging Markets Debt Fund -- Institutional Class -- 553," to the transfer agent. The addresses are shown above under "How to contact the transfer agent." Be sure to include the fund number and your account number (see your account statement) on your check. If you are investing in more than one fund, make your check payable to "Scudder Funds" and include your account number, the names and numbers of the funds you have selected, and the dollar amount or percentage you would like invested in each fund.


Selling: Send a signed letter to the transfer agent with your name, your fund number and account number, the fund's name, and either the number of shares you wish to sell or the dollar amount you wish to receive. You must leave at least $250,000 worth of shares in your account to keep it open. Unless exchanging into another Scudder fund, you must submit a written authorization to sell shares in a retirement account.

WIRE:


Buying: You may buy shares by wire only if your account is authorized to do so. Please note that you or your service agent must call Shareholder Services at
(800) 730-1313 to notify us in advance of a wire transfer purchase. Inform Shareholder Services of the amount of your purchase and receive a trade confirmation number. Instruct your bank to send payment by wire using the wire instructions noted below. All wires must be received by 4:00 p.m. (Eastern time) the next business day following your purchase.


---------------------------------------------------------------------
Bank Name:          Deutsche Bank Trust Company Americas
---------------------------------------------------------------------
Routing No:         021001033
---------------------------------------------------------------------
Attn:               Scudder Funds
---------------------------------------------------------------------
DDA No:             00-226-296
---------------------------------------------------------------------
FBO:                (Account name)
                    (Account number)
---------------------------------------------------------------------
Credit:             Scudder Emerging Markets Debt Fund --
                    Institutional Class -- 553
---------------------------------------------------------------------


Refer to your account statement for the account name and number. Wire transfers normally take two or more hours to complete. Wire transfers may be restricted on holidays and at certain other times. If your wire is not received by 4:00 p.m. (Eastern time) on the next business day after the fund receives your request to purchase shares, your transaction will be canceled at your expense and risk.

Selling: You may sell shares by wire only if your account is authorized to do so. You will be paid for redeemed shares by wire transfer of funds to your service agent or bank upon receipt of a duly authorized redemption request as promptly as feasible. For your protection, you may not change the destination bank account over the phone. To sell by wire, contact your service agent or Shareholder Services at (800) 730-1313. Inform Shareholder Services of the amount of your redemption and receive a trade confirmation number. The minimum redemption by wire is $1,000. The fund and its service agents reserve the right to waive the minimum from time to time at their discretion. We must receive your order by 4:00 p.m. (Eastern time) to wire your account the next business day.

TELEPHONE TRANSACTIONS:


You may place orders to buy and sell over the phone by calling your service agent or Shareholder Services at (800) 730-1313. If your shares are in an account with the transfer agent, you may (1) redeem by check in an amount up to $100,000, or by wire (minimum $1,000), or (2) exchange the shares for Institutional shares of another Scudder fund by calling Shareholder Services.

You may make regular investments from a bank checking account. For more information on setting up an automatic investment plan or payroll investment plan, call Shareholder Services at 1-800-730-1313.


Policies You Should Know About

Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on distributions and taxes, applies to all investors, including those investing through service agents.

If you are investing through a service agent, check the materials you received from them. The service agent may have procedures that differ in certain respects from those described here, and an investor should consult with the service agent whenever a question arises. Please note that a service agent may charge fees separate from those charged by the fund.

In either case, keep in mind that the information in this prospectus applies only to the fund's Institutional Class. The fund does have other share classes, which are described in separate prospectuses and which have different fees, requirements and services.


In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your financial advisor or call (800) 730-1313.

Policies about transactions


The fund is open for business each day the New York Stock Exchange is open. The fund calculates its share price every business day, as of the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. (Eastern time), but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). You can place an order to buy or sell shares at any time.

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. Some or all of this information will be used to verify the identity of all persons opening an account.

We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity, and in some cases the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.

We will attempt to collect any missing required and requested information by contacting you or your financial intermediary. If we are unable to obtain this information within the time frames established by the fund then we may reject your application and order.

The fund will not invest your purchase until all required and requested identification information has been provided and your application has been submitted in "good order." After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated.

If we are unable to verify your identity within time frames established by the fund, after a reasonable effort to do so, you will receive written notification.

The fund generally will not accept new account applications to establish an account with a non US-address (APO/FPO and US territories are acceptable) or for a non-resident alien.

Because orders placed through financial advisors must be forwarded to the transfer agent before they can be processed, you'll need to allow extra time. A representative of your financial advisor should be able to tell you when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner. Contact your service agent if you have a dispute as to when your order was actually received by the transfer agent.

Telephone and electronic transactions. You are automatically entitled to telephone and electronic transaction privileges but you may elect not to have them when you open your account or by contacting Shareholder Services at a later date.

Since many transactions may be initiated by telephone or electronically, it's important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur as a result. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.


ScudderACCESS, the Scudder Automated Information Line, is available 24 hours a day by calling (800) 972-3060. You can use ScudderACCESS to get information on Scudder funds generally and on accounts held directly at Scudder. You can also use it to make exchanges and sell shares.


QuickBuy and QuickSell let you set up a link between a Scudder account and a bank account. Once this link is in place, you can move money between the two with a phone call. You'll need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed and there is a $50 minimum and a $250,000 maximum. To set up QuickBuy or QuickSell on a new account, see the account application; to add it to an existing account, call (800) 730-1313.

If you pay for shares by check and the check fails to clear, or if you order shares by phone and fail to pay for them by 4:00 p.m. (Eastern time) the next business day, we have the right to cancel your order, hold you liable or charge you or your account for any losses or fees the fund or its agents have incurred. To sell shares, you must state whether you would like to receive the proceeds by wire or check.

The fund accepts payment for shares only in US dollars by check, bank or Federal Funds wire transfer, or by electronic bank transfer. Please note that we cannot accept cash, traveler's checks, starter checks, money orders, third party checks, checks drawn on foreign banks or checks issued by credit card companies or Internet based companies.


When you ask us to send or receive a wire, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are generally completed within 24 hours. The fund can only send wires of $1,000 or more and accept wires of $50 or more.


Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are also two circumstances when it could be longer: when you are selling shares you bought recently by check and that check hasn't cleared yet (maximum delay: 10 days) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes may also be delayed when you are selling recently purchased shares.

You may obtain additional information about other ways to sell your shares by contacting your service agent.

We do not issue share certificates. However, if you currently have shares in certificated form, you must include the share certificates properly endorsed or accompanied by a duly executed stock power when exchanging or redeeming shares. You may not exchange or redeem shares in certificate form by telephone or via the Internet.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

If you ever have difficulty placing an order by phone or fax, you can always send us your order in writing.

Exchanges are a shareholder privilege, not a right: we may reject any exchange order or require a shareholder to own shares of a fund for 15 days before we process the order for the other fund, particularly when there appears to be a pattern of "market timing" or other frequent purchases and sales. We may also reject or limit purchase orders, for these or other reasons. However, there is no assurance that these policies will be effective in limiting the practice of market timing in all cases.


When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. The only exception is if you want money wired to a bank account that is already on file with us; in that case, you don't need a signature guarantee. Also, you don't generally need a signature guarantee for an exchange, although we may require one in certain other circumstances.

A signature guarantee is simply a certification of your signature -- a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange, or any member or participant of an approved signature guarantor program. Note that you can't get a signature guarantee from a notary public and we must be provided the original guarantee.

Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your service agent or Shareholder Services for more information.

Account Statements: We or your service agent will generally furnish you with a written confirmation of every transaction that affects your account balance. You will also receive periodic statements reflecting the balances in your account.

How the fund calculates share price


To calculate net asset value or NAV, the fund uses the following equation:


                   TOTAL ASSETS - TOTAL LIABILITIES
                ----------------------------------------   = NAV
                  TOTAL NUMBER OF SHARES OUTSTANDING



The price at which you buy and sell shares is the NAV.

The fund typically values securities using market quotations or information furnished by a pricing service. However, the fund may use methods approved by the fund's Board which are intended to reflect fair value when a market quotation or pricing service information is not readily available or when a security's value is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market). In such a case, the fund's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale.


To the extent that the fund invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell fund shares. This is because some foreign markets are open on days or at times when the fund doesn't price their shares.

Other rights we reserve

You should be aware that we may do any of the following:

o  withdraw or suspend the offering of shares at any time


o withhold a portion of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding, or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

o reject a new account application if you don't provide any required or requested identifying information, or for other reasons

o refuse, cancel or rescind any purchase or exchange order; freeze any account (meaning you will not be able to purchase fund shares in your account); suspend account services; and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in the fund's best interest or when the fund is requested or compelled to do so by governmental authority or by applicable law

o close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your fund shares will be redeemed at the net asset value per share next calculated after we determine to close your account (less any applicable redemption fees); you may be subject to gain or loss on the redemption of your fund shares and you may incur tax liability


o redeem your shares or close your account on 60 days' notice if it fails to meet the minimum account balance requirement of $250,000 for any reason other than a change in market value

o pay you for shares you sell by "redeeming in kind," that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; the fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the fund's net assets, whichever is less

o change, add or withdraw various services, fees and account policies (for example, we may change or terminate the exchange privilege or adjust the fund's investment minimum at any time)

o suspend or postpone redemptions during periods when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents the fund from disposing of its portfolio securities or pricing its shares

Understanding Distributions and Taxes


By law, a mutual fund is required to pass through to its shareholders virtually all of its net earnings. A fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds, and by selling securities for more than it paid for them. (A fund's earnings are separate from any gains or losses stemming from your own purchase and sale of shares.) A fund may not always pay a distribution for a given period.

The fund intends to distribute to shareholders substantially all of its earnings at least annually. The fund may also pay dividends and capital gain distributions at other times if necessary for the fund to avoid federal income or excise tax.

For federal income tax purposes, income and capital gains distributions are generally taxable. However, distributions by the fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable.

You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in fund shares (at NAV), all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested without sales charges. Distributions are taxable whether you receive them in cash or reinvest them in additional shares. For retirement plans, reinvestment is the only option.

Buying and selling fund shares will usually have tax consequences for you (except in an IRA or other tax-advantaged account). Your sales of shares may result in a capital gain or loss for you; whether long-term or short-term depends on how long you owned the shares. For tax purposes, an exchange is the same as a sale.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Because each shareholder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.

The tax status of the fund earnings you receive, and your own fund transactions, generally depends on their type:


--------------------------------------------------------------------
Generally taxed at capital         Generally taxed at ordinary
gain rates:                        income rates:
--------------------------------------------------------------------
Distributions from the fund

o gains from the sale of           o gains from the sale of
  securities held by the fund for    securities held by the fund
  more than one year                 for one year or less

o qualified dividend income        o all other taxable income
--------------------------------------------------------------------
Transactions involving fund shares

o gains from selling fund shares   o gains from selling fund
  held for more than one year        shares held for one year or
                                     less
--------------------------------------------------------------------

If the fund's distributions exceed its income and capital gains realized in any year, all or a portion of those distributions may be treated for tax purposes, as a return of capital. A return of capital generally will not be taxable to you but will reduce the cost basis of your shares and result in a higher reported capital gain or a lower reported capital loss when you sell your shares.


The fund will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions you received. They also have certain details on your purchases and sales of shares. The tax status of dividends and distributions is the same whether you reinvest them or not. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.


If you invest right before the fund pays a dividend, you'll be getting some of your investment back as a taxable dividend. You can avoid this, if you want, by investing after the fund pays the dividend. In tax-advantaged retirement accounts, you don't need to worry about this.

Notes
--------------------------------------------------------------------------------

To Get More Information


Shareholder reports -- These include commentary from the fund's management team about recent market conditions and the effects of the fund's strategies on its performance. They also have detailed performance figures, a list of everything the fund owns, and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) -- This tells you more about the fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about the fund, call (800) 621-1048, or contact Scudder Investments at the address listed below. These documents and other information about the fund are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 942-8090.



Scudder Investments                        SEC
--------------------------------------------------------------------------------
222 South Riverside Plaza                  Public Reference Section
Chicago, IL 60606-5808                     Washington, D.C. 20549-0102
www.scudder.com                            www.sec.gov

(800) 730-1313                             (202) 942-8090



Distributor
Scudder Distributors, Inc.
222 South Riverside Plaza
Chicago, IL 60606-5808



SCUDDER
INVESTMENTS                                                            CUSIP #
                                        Emerging Markets Debt Fund--
A Member of                             Institutional Class        617.35K.869
Deustche Asset Management [LOGO]                                      811-8006

                 Global/International Funds III
Prospectus

                       February 28, 2004


                Scudder International Equity Fund
                Classes A, B and C

                Scudder International Select Equity Fund
                Classes A, B, C and R


As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

Contents

How the Funds Work

 4  Scudder International Equity
    Fund

13  Scudder International Select
    Equity Fund

21  Other Policies and Secondary
    Risks

23  Who Manages and Oversees
    the Funds

27  Financial Highlights

How to Invest in the Funds

35  Choosing a Share Class

41  How to Buy Class A, B and C
    Shares

42  How to Exchange or Sell
    Class A, B and C Shares

43  How to Buy or Sell Class R
    Shares

44  Policies You Should Know
    About

53  Understanding Distributions
    and Taxes

How the Funds Work

On the next few pages, you'll find information about each fund's investment goal, the main strategies it uses to pursue that goal and the main risks that could affect performance.


Whether you are considering investing in a fund or are already a shareholder, you'll probably want to look this information over carefully. You may want to keep it on hand for reference as well.



Classes A, B and C shares are generally intended for investors seeking the advice and assistance of a financial advisor. Class R shares are only available to participants in certain retirement plans.


Remember that mutual funds are investments, not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down and you could lose money by investing in them.


              Class A Class B Class C

ticker symbol DBAIX   DBBIX   DBCIX
  fund number 420     620     720

  Scudder International Equity Fund

         The Fund's Main Investment Strategy

         The fund seeks long-term capital appreciation. The fund is a feeder fund in a master/feeder arrangement. The fund pursues its investment objective by investing substantially all of its assets in a master portfolio, the International Equity Portfolio (the "Portfolio"), a separate mutual fund which has the same investment objective and policies as the fund. Under normal circumstances, the fund, through the Portfolio, invests at least 80% of its assets, determined at the time of purchase, in the stocks and other securities with equity characteristics of companies in developed countries outside the United States. The Portfolio invests for capital appreciation, not income; any dividend or interest income is incidental to the pursuit of that goal.


         Almost all the companies in which the Portfolio invests are based in the developed foreign countries that make up the MSCI EAFE(R) Index, plus Canada. The Portfolio may also invest a portion of its assets in companies based in the emerging markets of Latin America, the Middle East, Europe, Asia and Africa if the portfolio managers believe that their return potential more than compensates for the extra risks associated with these markets. While the portfolio managers have invested in emerging markets in the past, under normal market conditions they do not consider this a central element of the Portfolio's strategy. Typically, the Portfolio would not hold more than 15% of its net assets in emerging markets. In implementing this overall strategy, the Portfolio may experience a high portfolio turnover rate.



         The Portfolio invests for the long term. The portfolio managers employ a strategy of growth at a reasonable price. The portfolio managers seek to identify companies outside the United States that combine strong potential for earnings growth with reasonable investment value. Such companies typically exhibit increasing rates


4  |  Scudder International Equity Fund
         of profitability and cash flow, yet their share prices compare favorably to other stocks in a given market and to their global peers. In evaluating stocks, the portfolio managers consider factors such as sales, earnings, cash flow and enterprise value. Enterprise value is a company's market capitalization plus the value of its net debt. The portfolio managers further consider the relationship between these and other quantitative factors. Together, these indicators of growth and value may identify companies with improving prospects before the market in general has taken notice.





         Company research lies at the heart of the portfolio managers' investment process, as it does with many stock mutual funds. The portfolio managers track several thousand companies to arrive at the approximately 100 stocks the Portfolio normally holds. But the portfolio managers' process brings an added dimension to this fundamental research. They draw on the insight of experts from a range of financial disciplines -- regional stock market specialists, global industry specialists, economists and quantitative analysts. They challenge, refine and amplify each other's ideas. Their close collaboration is a critical element of the portfolio managers' investment process.


         The Portfolio may invest in various instruments commonly known as "derivatives" to increase or decrease its exposure to an asset class, securities market, index or currency. The Portfolio will primarily use futures, options, options on futures, forward currency transactions and swaps. The portfolio managers may use derivatives in circumstances when the portfolio managers believe the derivatives offer an economical means of gaining exposure to a particular asset class, securities market, index or currency. The Portfolio may also invest in derivatives to gain exposure to the market while, at the same time, maintaining a high degree of liquidity in order to meet shareholder redemptions or other needs. Use of some derivatives

--------------------------------------------------------------------------------

Futures, options and options on futures contracts are used as a low-cost method for gaining exposure to a particular securities market or index without investing directly in those securities.

Forward currency transactions are the purchase or sale of a foreign currency at an exchange rate established now, but with payment and delivery at a specified future time. Forward currency transactions may be used in an attempt to hedge against losses, or, where possible, to add to investment returns.


A swap is a transaction where one security or characteristic of a security is swapped for another.

                                        Scudder International Equity Fund  |  5
         may have the effect of leveraging the Portfolio's exposure to a particular asset class or other investment, which heightens risk but may also allow for enhanced returns. In implementing this strategy, the Portfolio may experience a high portfolio turnover rate.

         The Main Risks of Investing in the Fund

         There are several risk factors that could hurt the fund's performance, cause you to lose money or make the fund perform less well than other investments.

         Stock Market Risk. Although individual stocks can outperform their local markets, deteriorating market conditions might cause an overall weakness in the stock prices of the entire market.


         Security Selection Risk. A risk that pervades all investing is the risk that the securities held by the Portfolio will decline in value. To minimize this risk, the portfolio managers monitor each of the stocks in the Portfolio according to three basic quantitative criteria. They subject a stock to intensive review if:


         . its rate of price appreciation begins to trail that of its national stock index;

         . the financial analysts who follow the stock, both within the advisor and outside, cut their estimates of the stock's future earnings; or

         . the stock's price approaches the downside target the managers set when they first bought the stock (and may since have modified to reflect changes in market and economic conditions).


         In this review, the portfolio managers seek to learn if the deteriorating performance accurately reflects deteriorating prospects or if, in their view, it merely reflects investor overreaction to temporary circumstances.



         Foreign Investment Risk. Foreign markets often exhibit more volatility than those in the US. Investing in foreign securities


--------------------------------------------------------------------------------


Portfolio Turnover. The portfolio turnover rate measures the frequency that the Portfolio sells and replaces the securities it holds within a given period. Recently, the Portfolio has had a high portfolio turnover rate. High turnover can increase the Portfolio's transaction costs, thereby lowering its returns. It may also increase your tax liability if you do not hold the fund in a tax-advantaged account such as an IRA.


6  |  Scudder International Equity Fund
         involves greater risk than investing in US securities for various reasons, including:




         . Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits. While these political risks have not occurred recently in the major countries in which the fund invests, we analyze countries and regions to try to anticipate these risks.


         . Information Risk. Financial reporting standards for companies based in foreign markets are often less stringent than those applicable to US companies and may present an incomplete or misleading picture of a foreign company.



         . Liquidity Risk. Securities that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active securities. This liquidity risk is a factor of the trading volume of a particular security, as well as the size and liquidity of the entire local market. On the whole, foreign markets are smaller and less liquid than the US market. This can make buying and selling certain securities more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell a security in an orderly fashion at a price that approaches the managers' estimate of its value.


         . Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

.. Currency Risk. The Portfolio invests in foreign securities denominated in foreign currencies. To the extent that the fund is exposed to non-dollar currencies, if these currencies decline in value relative to the dollar, it may reduce gains or increase losses.







Emerging Market Risk. To the extent the Portfolio does invest in emerging markets to enhance overall returns, it may face higher political, information, liquidity, regulatory and stock market risks. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt tend to make emerging


 The fund is designed for individuals who are seeking high capital appreciation and are willing to accept the risks of investing in the stocks of foreign companies.

                                        Scudder International Equity Fund  |  7
         economies heavily reliant on foreign capital and vulnerable to capital flight.


         Derivative Risk. Derivatives may be more volatile and less liquid than traditional securities. Risks associated with derivatives include:

         . the derivative may not fully offset the underlying positions;


         . derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities;


         . the possibility the Portfolio cannot sell the derivative because of an illiquid secondary market; and

         . the risk that the derivatives transaction could expose the fund to the effect of leverage, which could increase the fund's exposure to the market and potential losses that it could have if it had not entered into these transactions. There is no guarantee that these derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the fund.

         Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the fund has valued its securities too highly, you may end up paying too much for fund shares when you buy into the fund. If the fund underestimates their price, you may not receive the full market value for your fund shares when you sell.

8  |  Scudder International Equity Fund

The Fund's Performance History

While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.


The bar chart shows how the performance for the fund's Class A shares has varied from year to year, which may give some idea of risk. The bar chart does not reflect sales loads; if it did, total returns would be lower than those shown. The table on the following page shows how fund performance compares with a broad-based market index (which, unlike the fund, does not have any fees, taxes or expenses). The table includes the effects of maximum sales loads. The performance of both the fund and the index varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).


The inception date for Class A, B and C shares is June 29, 2001. In the bar chart, the performance figures for Class A before that date reflect the historical performance of the fund's original share class (Investment Class), which has the same total annual operating expenses as Class A.

In the table, the performance figures for each share class prior to its inception are based on the historical performance of the Investment Class adjusted to reflect the higher gross total annual operating expenses of Class B and C and the current applicable sales charges of Class A, B and C. Investment Class shares are offered in a different prospectus.


The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for Class A only and will vary for Class B and C. After-tax returns are estimates calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Scudder International Equity Fund

             Annual Total Returns (%) as of 12/31 each year Class A
                                    [CHART]

1994    1995    1996    1997    1998    1999    2000     2001     2002    2003
-----  ------  ------  ------  ------  ------  -------  -------  -------  ----
4.11%  16.10%  21.32%  17.37%  20.82%  32.22%  -20.16%  -25.47%  -17.05%  30.16%


 For the periods included in the bar chart:

 Best Quarter: 32.05%, Q4 1999Worst Quarter: -19.28%, Q3 2002


                                        Scudder International Equity Fund  |  9

        Average Annual Total Returns (%) as of 12/31/2003
                                                1 Year 5 Years 10 Years
        ---------------------------------------------------------------
        Class A
        ---------------------------------------------------------------
         Return before Taxes                    22.68   -4.35    5.23
        ---------------------------------------------------------------
         Return after Taxes on Distributions    23.01   -4.27    4.84
        ---------------------------------------------------------------
         Return after Taxes on Distributions
         and Sale of Fund Shares                13.86   -3.78    4.30
        ---------------------------------------------------------------
        Class B (Return before Taxes)           26.03   -4.06    5.05
        ---------------------------------------------------------------
        Class C (Return before Taxes)           29.18   -3.94    5.06
        ---------------------------------------------------------------
        Index (reflects no deductions for fees,
        expenses or taxes)                      38.59   -0.05    4.47
        ---------------------------------------------------------------


Index: The MSCI EAFE Index is an unmanaged index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East.

Total returns would have been lower if operating expenses hadn't been reduced.

--------------------------------------------------------------------------------

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or
(800) 621-1048 or visit our Web site at www.scudder.com.



--------------------------------------------------------------------------------

The Return after Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number only represents the fund's taxable distributions, not a shareholder's gain or loss from selling fund shares.

The Return after Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund's taxable distributions and a shareholder's gain or loss from selling fund shares.

10  |   Scudder International Equity Fund

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold fund shares.


       Fee Table                                Class A  Class B Class C

       Shareholder Fees, paid directly from your investment
       -----------------------------------------------------------------
       Maximum Cumulative Sales Charge (Load)      5.75%  4.00%   1.00%
       -----------------------------------------------------------------
       Maximum Sales Charge (Load) Imposed on
       Purchases (as % of offering price)          5.75   None    None
       -----------------------------------------------------------------
       Maximum Contingent Deferred Sales Charge
       (Load) (as % of redemption proceeds)     None/1/   4.00    1.00
       -----------------------------------------------------------------

       Annual Operating Expenses, deducted from fund assets/2/
       -----------------------------------------------------------------
       Management Fee                              0.65%  0.65%   0.65%
       -----------------------------------------------------------------
       Distribution (12b-1) Fee                    0.25   0.75    0.75
       -----------------------------------------------------------------
       Other Expenses/3/                           1.07   1.32    1.32
       -----------------------------------------------------------------

       Total Annual Operating Expenses             1.97   2.72    2.72
       -----------------------------------------------------------------
       Less Fee Waiver/Expense Reimbursements      0.47   0.47    0.47
       -----------------------------------------------------------------

       Total Net Annual Operating Expenses/4/      1.50   2.25    2.25
       -----------------------------------------------------------------



/1/ The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see "Policies You Should Know About -- Policies about transactions") may be subject to a contingent deferred sales charge of 1.00% if redeemed within one year of purchase and 0.50% if redeemed during the second year following purchase.


/2/ Information on the annual operating expenses reflects the expenses of both the fund and the International Equity Portfolio, the master portfolio into which the fund invests all of its assets.


/3/  Includes a 0.25% shareholder servicing fee for Class B and Class C shares.


/4/ The advisor and administrator have contractually agreed through February 28, 2005, to waive a portion of their fees and reimburse expenses so that the total operating expenses ratios (excluding extraordinary expenses) remain at the levels indicated as "Total Net Annual Operating Expenses."


                                       Scudder International Equity Fund  |  11

Based on the costs above (including one year of capped expenses in each period), this example helps you compare this fund's expenses to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.


                 Example            1 Year     3 Years     5 Years     10 Years

                 Expenses, assuming you sold your shares at the end of each period
                 -----------------------------------------------------------------
                 Class A shares      $719      $1,115      $1,535       $2,703
                 -----------------------------------------------------------------
                 Class B shares       628       1,100       1,598        2,670
                 -----------------------------------------------------------------
                 Class C shares       328         800       1,398        3,017
                 -----------------------------------------------------------------

                 Expenses, assuming you kept your shares
                 -----------------------------------------------------------------
                 Class A shares      $719      $1,115      $1,535       $2,703
                 -----------------------------------------------------------------
                 Class B shares       228         800       1,398        2,670
                 -----------------------------------------------------------------
                 Class C shares       228         800       1,398        3,017
                 -----------------------------------------------------------------


12  |   Scudder International Equity Fund


              Class A Class B Class C Class R

ticker symbol DBISX   DBIBX   DBICX   DBITX
  fund number 499     699     799     1501


  Scudder International Select Equity Fund

         The Fund's Main Investment Strategy

         The fund seeks capital appreciation. Under normal circumstances, the fund invests at least 80% of its assets, determined at the time of purchase, in equity securities and other securities with equity characteristics.

         The fund primarily invests in the countries that make up the MSCI EAFE(R) Index. The MSCI EAFE(R) Index tracks stocks in Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. At least 50% of the fund's assets will be invested in securities that are represented in the MSCI EAFE(R) Index. However, the fund may invest up to 50% of its total assets in non-Index securities of companies located in the countries that make up the Index.

         The MSCI EAFE(R) Index has a median market capitalization of approximately $2.6 billion. Under normal market conditions, the fund invests in securities of issuers with a minimum market capitalization of $500 million.

--------------------------------------------------------------------------------

OTHER INVESTMENTS The fund may also invest up to 20% of its assets in cash equivalents, US investment grade fixed income securities and US stocks and other equities. Although not one of its principal investment strategies, the fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). In particular, the fund may use futures, currency options and forward currency transactions. The portfolio managers may use these and other types of derivatives in circumstances where the portfolio managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. (See "Other Policies and Secondary Risks" for more information.)


                                Scudder International Select Equity Fund  |  13

         The portfolio managers seek to identify a focused list of approximately 30 to 40 companies that offer, in their opinion, the greatest upside potential on a rolling 12-month view. The portfolio managers use an entirely bottom-up approach, with no active allocation among countries, regions or industries.


         The portfolio managers' process begins with a broad universe of equity securities of issuers located in the countries that make up the MSCI EAFE(R) Index. The universe includes all securities in the Index and a large number of securities not included in the Index but whose issuers are located in the countries that make up the Index.

         Teams of analysts worldwide screen the companies in the universe to identify those with high and sustainable return on capital and long-term prospects for growth. The portfolio managers focus on companies with real cash flow on investment rather than published earnings. The research teams rely on information gleaned from a variety of sources and perspectives, including broad trends such as lifestyle and technological changes, industry cycles and regulatory changes, quantitative screening and individual company analysis.


         Based on this fundamental research, the portfolio managers set a target price objective (the portfolio managers' opinion of the intrinsic value of the security) for each security and rank the securities based on these target price objectives. The portfolio managers apply a strict buy and sell strategy. The top 30 to 40 stocks in the ranking are purchased for the fund. Stocks are sold when they meet their target price objectives or when the portfolio managers revise price objectives downward. In implementing this strategy, the fund may experience a high portfolio turnover rate.


14  |  Scudder International Select Equity Fund

         The Main Risks of Investing in the Fund

         There are several risk factors that could hurt the fund's performance, cause you to lose money or make the fund perform less well than other investments.

         Stock Market Risk. Although individual stocks can outperform their local markets, deteriorating market conditions might cause an overall weakness in the stock prices of the entire market, including stocks held by the fund.

         Security Selection Risk. A risk that pervades all investing is the risk that the securities in the fund's portfolio will decline in value.


         Foreign Investment Risk. Foreign markets often exhibit more volatility than those in the US. Investing in foreign securities involves greater risk than investing in US securities for various reasons, including:


         . Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits. While these political risks have not occurred recently in the major countries in which the fund invests, they may in the future.


         . Information Risk. Financial reporting standards for companies based in foreign markets are often less stringent than those applicable to US companies and may present an incomplete or misleading picture of a foreign company.



.. Liquidity Risk. Securities that trade infrequently or in low volumes can be more difficult or more costly to buy, or to sell, than more liquid or active securities. This liquidity risk is a factor of the trading volume of a particular security, as well as the size and liquidity of the entire local market. On the whole, foreign markets are smaller and less liquid than the US market. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell a security in an orderly fashion at a price that approaches the portfolio managers' estimate of its value.


 The fund is designed for individuals who are seeking high capital appreciation and are willing to accept the risks of investing in the stocks of foreign companies.

                                Scudder International Select Equity Fund  |  15

         . Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.


         . Currency Risk. The fund invests in foreign securities denominated in foreign currencies. To the extent that the fund is exposed to non-dollar currencies, if these currencies decline in value relative to the dollar, it may reduce gains or increase losses.


         Futures and Options. Although not one of its principal investment strategies, the fund may invest in futures and options, which are types of derivatives. Risks associated with derivatives include:

         . the derivative is not well correlated with the security, index or currency for which it is acting as a substitute;

         . derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities;

         . the risk that the fund cannot sell the derivative because of an illiquid secondary market; and

         . futures contracts and options on futures contracts used for non-hedging purposes involve greater risks than stock investments.

         Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the fund has valued its securities too highly, you may end up paying too much for fund shares when you buy into the fund. If the fund underestimates their price, you may not receive the full market value for your fund shares when you sell.

16  |  Scudder International Select Equity Fund

The Fund's Performance History

While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.


The bar chart shows how the performance for the fund's Class A shares has varied from year to year, which may give some idea of risk. The bar chart does not reflect sales loads; if it did, total returns would be lower than those shown. The table on the following page shows how fund performance compares with a broad-based market index (which, unlike the fund, does not have any fees, taxes or expenses). The table includes the effects of maximum sales loads. The performance of both the fund and the index varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).



The inception date for Class A, B and C shares is February 28, 2001. The inception date for Class R is July 1, 2003. In the bar chart, the performance figures for Class A before its inception date are based on the historical performance of the fund's original share class (Institutional Class), adjusted to reflect the higher gross total annual operating expenses of Class A.



In the table, the performance figures for each share class prior to its inception are based on the historical performance of the Institutional Class, adjusted to reflect both the higher gross total annual operating expenses of Class A, B, C or R and the current applicable sales charges of Class A, B and
C. Institutional Class shares are offered in a different prospectus.



The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for Class A only and will vary for Class B and C. After-tax returns are estimates calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Class R shares are only available to investors participating in such accounts.


Scudder International Select Equity Fund

             Annual Total Returns (%) as of 12/31 each year Class A
                                    [CHART]

1996   1997    1998    1999     2000     2001     2002     2003
-----  -----  ------  ------  -------  -------  -------    ----
9.96%  0.19%  23.09%  88.24%  -14.28%  -16.42%  -14.27%    32.25%

 For the periods included in the bar chart:

 Best Quarter: 42.69%, Q4 1999Worst Quarter: -18.29%, Q3 2002


                                Scudder International Select Equity Fund  |  17

       Average Annual Total Returns (%) as of 12/31/2003
                                                                Since
                                               1 Year 5 Years Inception*
       -----------------------------------------------------------------
       Class A
       -----------------------------------------------------------------
        Return before Taxes                    24.65    7.58     9.84
       -----------------------------------------------------------------
        Return after Taxes on Distributions    24.75    6.69     8.52
       -----------------------------------------------------------------
        Return after Taxes on Distributions
        and Sale of Fund Shares                14.62    5.66     7.78
       -----------------------------------------------------------------
       Class B (Return before Taxes)           28.26    7.80     9.68
       -----------------------------------------------------------------
       Class C (Return before Taxes)           31.12    7.89     9.67
       -----------------------------------------------------------------
       Class R (Return before Taxes)           31.80    8.50    10.30
       -----------------------------------------------------------------
       Index (reflects no deductions for fees,
       expenses or taxes)**                    38.59   -0.05     3.78
       -----------------------------------------------------------------


Index: The MSCI EAFE Index is an unmanaged index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East.

* Institutional Class commenced operations on May 15, 1995.

** Index comparison begins on May 31, 1995.

Total returns would have been lower if operating expenses hadn't been reduced.
--------------------------------------------------------------------------------

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or
(800) 621-1048 or visit our Web site at www.scudder.com.


--------------------------------------------------------------------------------

The Return after Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number only represents the fund's taxable distributions, not a shareholder's gain or loss from selling fund shares.

The Return after Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund's taxable distributions and a shareholder's gain or loss from selling fund shares.

18  |  Scudder International Select Equity Fund

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold fund shares.


         Fee Table                       Class A    Class B   Class C Class R

         Shareholder Fees, paid directly from your investment
         --------------------------------------------------------------------
         Maximum Cumulative
         Sales Charge (Load)                5.75%    4.00%     1.00%   None
         --------------------------------------------------------------------
         Maximum Sales Charge (Load)
         Imposed on Purchases
         (as % of offering price)           5.75     None      None    None
         --------------------------------------------------------------------
         Maximum Contingent
         Deferred Sales Charge (Load)
         (as % of redemption
         proceeds)                       None/1/     4.00      1.00    None
         --------------------------------------------------------------------
         Redemption Fee
         (as % of amount redeemed,
         if applicable)/2/                  2.00     None      None    None
         --------------------------------------------------------------------

         Annual Operating Expenses, deducted from fund assets
         --------------------------------------------------------------------
         Management Fee                     0.70%    0.70%     0.70%   0.70%
         --------------------------------------------------------------------
         Distribution/Service
         (12b-1) Fee/3/                     0.25     0.75      0.75    0.50
         --------------------------------------------------------------------
         Other Expenses/4/                  0.38     0.63      0.63    0.38
         --------------------------------------------------------------------

         Total Annual Operating
         Expenses/5/                        1.33     2.08      2.08    1.58
         --------------------------------------------------------------------



/1/ The redemption of shares purchased at net asset value under the Large Order
    NAV Purchase Privilege (see "Policies You Should Know About -- Policies about transactions") may be subject to a contingent deferred sales charge of 1.00% if redeemed within one year of purchase and 0.50% if redeemed during the second year following purchase.


/2/ The 2.00% short-term redemption fee applies to shares redeemed (either by selling or exchanging into another fund) within 60 days of purchase. The fee is withheld from redemption proceeds and retained by the fund.


/3/ Includes a shareholder servicing fee for Class R shares of up to 0.25%.


/4/ Includes a shareholder servicing fee for Class B and Class C shares of 0.25%.


/5/ The advisor and administrator of the fund have contractually agreed through February 28, 2005 to waive a portion of their fees or reimburse expenses so that total operating expense ratios (excluding extraordinary expenses) will not exceed 1.50% for Class A shares, 2.25% for Class B and C shares and 1.75% for Class R shares. This waiver excludes 0.01% of interest charges on fund borrowing.


                                Scudder International Select Equity Fund  |  19

Based on the costs above this example helps you compare this fund's expenses to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.


                 Example            1 Year     3 Years     5 Years     10 Years

                 Expenses, assuming you sold your shares at the end of each period
                 -----------------------------------------------------------------
                 Class A shares      $703       $972       $1,261       $2,083
                 -----------------------------------------------------------------
                 Class B shares       611        950        1,316        2,039
                 -----------------------------------------------------------------
                 Class C shares       311        652        1,119        2,410
                 -----------------------------------------------------------------
                 Class R shares       161        499          860        1,878
                 -----------------------------------------------------------------

                 Expenses, assuming you kept your shares
                 -----------------------------------------------------------------
                 Class A shares      $703       $972       $1,261       $2,083
                 -----------------------------------------------------------------
                 Class B shares       211        650        1,116        2,039
                 -----------------------------------------------------------------
                 Class C shares       211        652        1,119        2,410
                 -----------------------------------------------------------------
                 Class R shares       161        499          860        1,878
                 -----------------------------------------------------------------


20  |  Scudder International Select Equity Fund

Other Policies and Secondary Risks


         While the sections on the previous pages describe the main points of each fund's strategy and risks, there are a few other issues to know about:



         Other policies


         . Each fund's objectives are not fundamental policies. We must notify shareholders before we change them, but we do not require their approval to do so.


         . The funds may trade securities actively. This could raise transaction costs (thus lowering return) and could result in higher taxable distributions.



         . As a temporary defensive measure, each fund could shift up to 100% of assets into investments such as fixed income securities (in the case of Scudder International Equity Fund only), money market securities or other short-term bonds that offer comparable safety. This could prevent losses but, while engaged in a temporary defensive position, the fund may not achieve its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.


         . Each fund's equity investments are mainly common stocks, but may also include other types of equities such as preferred or convertible stocks.

         Secondary risks


         IPO Risk. IPOs may be very volatile, rising and falling rapidly based, among other reasons, on investor perceptions rather than economic reasons. Additionally, IPOs may have a magnified performance on a fund so long as the fund has a small asset base. A fund may not experience a similar impact on its performance as its assets grow because it is unlikely a fund will be able to obtain proportionately larger IPO allocations.


                                      Other Policies and Secondary Risks  |  21

         Small Company Risk. To the extent that a fund invests in small capitalization companies, it will be more susceptible to share price fluctuations, since small company stocks tend to experience steeper fluctuations in price -- down as well as up -- than the stocks of larger companies. A shortage of reliable information, the same information gap that creates opportunity in small company investing, can also pose added risk. Industrywide reversals may have a greater impact on small companies, since they lack a large company's financial resources. Finally, small company stocks are typically less liquid than large company stocks. Particularly when they are performing poorly, a small company's shares may be more difficult to sell.


         For more information

         This prospectus doesn't tell you about every policy or risk of investing in the funds.

         If you want more information on a fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

         Keep in mind that there is no assurance that any mutual fund will achieve its goal.

22  |  Other Policies and Secondary Risks

Who Manages and Oversees the Funds

         The investment advisor

         Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.


         Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.


         Scudder International Equity Fund

         The fund is a "feeder fund" that invests substantially all of its assets in the International Equity Portfolio. The fund and the Portfolio have the same investment objective. The Portfolio accepts investments from other feeder funds. A feeder fund bears the Portfolio's expenses in proportion to its assets. Each feeder fund can set its own transaction minimums, fund-specific expenses, and other conditions. This arrangement allows the fund's Trustees to withdraw the fund's assets from the Portfolio if they believe doing so is in the shareholders' best interests. If the Trustees withdraw the fund's assets, they would then consider whether the fund should hire its own investment advisor, invest in a different master portfolio, or take other action.


         Under the supervision of the Board of Trustees, Deutsche Asset Management, Inc. ("DeAM, Inc."), with headquarters at 345 Park Avenue, New York, New York 10154, acts as the Portfolio's investment advisor. DeAM, Inc. is also the investment advisor to other mutual funds in the Scudder family of funds.


                                      Who Manages and Oversees the Funds  |  23

         Investment Subadvisor for Scudder International Equity Fund


         Deutsche Asset Management Investment Services Ltd. ("DeAMIS") acts as the subadvisor for the Portfolio.



         As subadvisor, DeAMIS makes the Portfolio's investment decisions. It buys and sells securities for the Portfolio and conducts the research that leads to the purchase and sale decisions. DeAMIS is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.


         Scudder International Select Equity Fund


         DeAMIS, with headquarters at One Appold Street, London, England, acts as investment advisor for the fund. DeAMIS makes the fund's investment decisions. DeAMIS buys and sells securities for the fund and conducts the research that leads to the purchase and sale decisions. DeAMIS is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.


         DeAM, Inc. and DeAMIS are indirect, wholly owned subsidiaries of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.




         The advisor receives a management fee of 0.65% and 0.70% based on the average daily net assets of the Portfolio and the International Select Equity Fund, respectively. Below are the actual rates, after fee waivers, paid by the Portfolio and the International Select Equity Fund for the most recent fiscal year, as a percentage of the Portfolio's and the International Select Equity Fund's average daily net assets:



               Fund Name                                Fee Paid
               Scudder International Equity Portfolio    0.53%
               -------------------------------------------------
               Scudder International Select Equity Fund  0.70%
               -------------------------------------------------



         The advisor pays the sub-advisor for the Portfolio a portion of its fees.


24  |   Who Manages and Oversees the Funds

         Regulatory Update



         As are many other mutual fund complexes, Scudder is conducting an ongoing review of market timing in the Scudder Funds - including trading by clients, employees and ex-employees. Market timing refers generally to the frequent trading in and out of mutual fund shares in order to take advantage of pricing inefficiencies.



         Scudder has identified an investment advisory firm that had an arrangement with the organization that resulted in frequent trading, including trading in your fund, inconsistent with registration statement policies. We are currently investigating the extent of such trading and whether it caused dilution. The arrangement with the outside management investment advisory firm began before the new Scudder management team was in place in 2002. In early 2003, management initiated steps that led to the subsequent termination of the arrangement. Scudder will work with your fund's board to establish an appropriate measure of dilution losses, if any, related to the trading, and reimbursement for those losses.



         The inquiry into market timing in the Scudder Funds is ongoing.
         Scudder has provided information about the preliminary results of its review to the appropriate regulators and to the fund boards. Scudder continues to cooperate with each regulator that has sought information.


                                      Who Manages and Oversees the Funds  |  25

         The portfolio managers

         The following people handle the day-to-day management of each fund.


   Scudder International Equity Fund     Matthias Knerr
   Scudder International Select Equity   CFA, Director, Deutsche Asset
   Fund                                  Management and Co-Manager of the
   Alexander Tedder                      funds.
   Managing Director, Deutsche Asset     . Joined Deutsche Asset
   Management and Lead Manager of          Management in 1995.
   the funds.                            . Head of the Capital Goods Global
   . Head of EAFE Equity Portfolio         Sector Team: London.
     Selection team.                     . Portfolio manager for EAFE
   . Joined the investment advisor in      Equities and Global Equities.
     1994.                               . BS, Pennsylvania State University.
   . Prior to that, was a European       Sangita Uberoi
     analyst (1990-1994) and             CFA, Director, Deutsche Asset
     representative (1992-1994) for      Management and Co-Manager of the
     Schroders.                          funds.
   . 14 years of investment              . Joined Deutsche Asset
     experience.                           Management in 1994.
   . Fluent in German, French, Italian   . Head of the Global Equity
     and Spanish.                          Research Team for Consumer
   . Masters in Economics and              Goods, Retail and Leisure Sector:
     Business Administration from          London.
     Freiburg University.                . Portfolio manager for EAFE
   Clare Gray                              Equities.
   CFA, Director, Deutsche Asset         . Previously 2 years of experience in
   Management and Co-Manager of the        equity research and investments
   funds.                                  at Lehman Brothers and Smith
   . Joined the investment advisor in      Barney.
     1993.                               . BA, Tufts University.
   . Over ten years of investment
     industry experience.
   . BS, Cornell University.


26  |  Who Manages and Oversees the Funds

Financial Highlights


These tables are designed to help you understand each fund's financial performance in recent years. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in a particular fund would have earned (or lost), assuming all dividends and distributions were reinvested. The information for each fund has been audited by PricewaterhouseCoopers LLP, independent auditors, whose reports, along with each fund's financial statements, are included in that fund's annual report (see "Shareholder reports" on the back cover).

Scudder International Equity Fund -- Class A


Years Ended October 31,                                       2003      2002    2001/a/

Selected Per Share Data
-----------------------------------------------------------------------------------------
Net asset value, beginning of period                       $    8.00  $  9.28  $ 11.05
-----------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                .07/b/   .03/b/     (.01)
-----------------------------------------------------------------------------------------
  Net realized and unrealized gain
  (loss) on investment transactions                             1.53    (1.30)   (1.76)
-----------------------------------------------------------------------------------------
  Total from investment operations                              1.60    (1.27)   (1.77)
-----------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                         (.01)    (.01)      --
-----------------------------------------------------------------------------------------
  Total distributions                                           (.01)    (.01)      --
-----------------------------------------------------------------------------------------
Net asset value, end of period                             $    9.59  $  8.00  $  9.28
-----------------------------------------------------------------------------------------
Total Return (%)/c,d/                                       19.95/e/   (13.68)  (16.02)**
-----------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
-----------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                             5        5        9
-----------------------------------------------------------------------------------------
Ratio of expenses before expense reductions
(including expenses of the International Equity Portfolio)      1.97     1.94     1.73*
-----------------------------------------------------------------------------------------
Ratio of expenses after expense reductions
(including expenses of the International Equity Portfolio)      1.50     1.50     1.50*
-----------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                        .87      .34     (.44)*
-----------------------------------------------------------------------------------------


/a/ For the period June 29, 2001 (commencement of sales) to October 31, 2001. /b/ Based on average shares outstanding during the period.
/c/ Total return would have been lower had certain expenses not been reduced. /d/ Total return does not reflect the effect of any sales charges.
/e/ In 2003, the Advisor fully reimbursed the Portfolio for currency transactions which did not meet the Portfolio's investment guidelines. Excluding this reimbursement, the total return would have been 19.70% and the impact to the Class was $0.02 per share.
* Annualized
** Not annualized

                                                    Financial Highlights  |  27

Scudder International Equity Fund -- Class B

Years Ended October 31,                                      2003       2002      2001/a/

Selected Per Share Data
-------------------------------------------------------------------------------------------
Net asset value, beginning of period                       $    7.97 $  9.33     $ 11.13
-------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                .01/b/    (.04)/b/    (.04)
-------------------------------------------------------------------------------------------
  Net realized and unrealized gain
  (loss) on investment transactions                             1.51   (1.31)      (1.76)
-------------------------------------------------------------------------------------------
  Total from investment operations                              1.52   (1.35)      (1.80)
-------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                           --    (.01)         --
-------------------------------------------------------------------------------------------
  Total distributions                                             --    (.01)         --
-------------------------------------------------------------------------------------------
Net asset value, end of period                             $    9.49 $  7.97     $  9.33
-------------------------------------------------------------------------------------------
Total Return (%)/c,d/                                       19.07/e/  (14.35)     (16.17)**
-------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
-------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                            .5      .4          .4
-------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions
(including expenses of the International Equity Portfolio)      2.72    2.69        2.48*
-------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions
(including expenses of the International Equity Portfolio)      2.25    2.25        2.25*
-------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                        .11    (.41)      (1.19)*
-------------------------------------------------------------------------------------------


/a/ For the period June 29, 2001 (commencement of Class B shares) to October
    31, 2001.

/b/ Based on average shares outstanding during the period.
/c/ Total return would have been lower had certain expenses not been reduced. /d/ Total return does not reflect the effect of any sales charges.

/e/ In 2003, the Advisor fully reimbursed the Portfolio for currency transactions which did not meet the Portfolio's investment guidelines. Excluding this reimbursement, the total return would have been 18.65% and the impact to the Class was $0.02 per share.

* Annualized
** Not annualized

28  |  Financial Highlights

Scudder International Equity Fund -- Class C

Years Ended October 31,                                      2003       2002      2001/a/

Selected Per Share Data
-------------------------------------------------------------------------------------------
Net asset value, beginning of period                       $    7.83 $  9.15     $ 10.92
-------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                .01/b/    (.04)/b/    (.09)
-------------------------------------------------------------------------------------------
  Net realized and unrealized gain
  (loss) on investment transactions                             1.48   (1.27)      (1.68)
-------------------------------------------------------------------------------------------
  Total from investment operations                              1.49   (1.31)      (1.77)
-------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                           --    (.01)         --
-------------------------------------------------------------------------------------------
  Total distributions                                             --    (.01)         --
-------------------------------------------------------------------------------------------
Net asset value, end of period                             $    9.32 $  7.83     $  9.15
-------------------------------------------------------------------------------------------
Total Return (%)/c,d/                                       19.03/e/  (14.20)     (16.21)**
-------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
-------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                            .2      .1          .3
-------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions
(including expenses of the International Equity Portfolio)      2.72    2.69        2.48*
-------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions
(including expenses of the International Equity Portfolio)      2.25    2.25        2.25*
-------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                        .11    (.41)      (1.19)*
-------------------------------------------------------------------------------------------


/a/ For the period June 29, 2001 (commencement of Class C shares) to October
    31, 2001.

/b/ Based on average shares outstanding during the period.
/c/ Total return would have been lower had certain expenses not been reduced. /d/ Total return does not reflect the effect of any sales charges.

/e/ In 2003, the Advisor fully reimbursed the Portfolio for currency transactions which did not meet the Portfolio's investment guidelines. Excluding this reimbursement, the total return would have been 18.65% and the impact to the Class was $0.02 per share.

* Annualized
** Not annualized

                                                    Financial Highlights  |  29

Scudder International Select Equity Fund -- Class A


 Years Ended October 31,                            2003     2002    2001/a/

 Selected Per Share Data
 -----------------------------------------------------------------------------
 Net asset value, beginning of period             $  7.56  $  8.19  $ 10.00
 -----------------------------------------------------------------------------
 Income (loss) from investment operations:
   Net investment income (loss)                    .09/b/   .03/b/     (.01)
 -----------------------------------------------------------------------------
   Net realized and unrealized gain
   (loss) on investment transactions                 1.45     (.66)   (1.80)
 -----------------------------------------------------------------------------
   Total from investment operations                  1.54     (.63)   (1.81)
 -----------------------------------------------------------------------------
 Less distribution from:
   Net investment income                             (.02)      --       --
 -----------------------------------------------------------------------------
   Total distributions                               (.02)      --       --
 -----------------------------------------------------------------------------
   Redemption fees                                  --/c/       --       --
 -----------------------------------------------------------------------------
 Net asset value, end of period                   $  9.08  $  7.56  $  8.19
 -----------------------------------------------------------------------------
 Total Return (%)/d/                                20.42    (7.69)  (18.10)**
 -----------------------------------------------------------------------------

 Ratios to Average Net Assets and Supplemental Data
 -----------------------------------------------------------------------------
 Net assets, end of period ($ millions)               360       .8       .5
 -----------------------------------------------------------------------------
 Ratio of expenses
 (includes interest expense paid by the Fund) (%)    1.33     1.42     1.41*
 -----------------------------------------------------------------------------
 Ratio of expenses
 (excludes interest expense paid by the Fund) (%)    1.33     1.41     1.40*
 -----------------------------------------------------------------------------
 Ratio of net investment income (loss) (%)           1.12      .34     (.15)*
 -----------------------------------------------------------------------------
 Portfolio turnover rate (%)                          160      178      220
 -----------------------------------------------------------------------------


/a/ For the period February 28, 2001 (commencement of sales of Class A shares)
    to October 31, 2001.
/b/ Based on average shares outstanding during the period.

/c/ Amount is less than $.005.


/d/ Total return does not reflect the effect of any sales charges.

* Annualized
** Not annualized

30  |  Financial Highlights

Scudder International Select Equity Fund -- Class B

 Years Ended October 31,                           2003      2002     2001/a/

 Selected Per Share Data
 ------------------------------------------------------------------------------
 Net asset value, beginning of period             $  7.42 $ 8.11     $ 10.00
 ------------------------------------------------------------------------------
 Income (loss) from investment operations:
   Net investment income (loss)                    .03/b/   (.02)/b/    (.02)
 ------------------------------------------------------------------------------
   Net realized and unrealized gain
   (loss) on investment transactions                 1.42   (.67)      (1.87)
 ------------------------------------------------------------------------------
   Total from investment operations                  1.45   (.69)      (1.89)
 ------------------------------------------------------------------------------
   Redemption fees                                  --/c/     --          --
 ------------------------------------------------------------------------------
 Net asset value, end of period                   $  8.87 $ 7.42     $  8.11
 ------------------------------------------------------------------------------
 Total Return (%)                                   19.54  (8.51)     (18.90)**
 ------------------------------------------------------------------------------

 Ratios to Average Net Assets and Supplemental Data
 ------------------------------------------------------------------------------
 Net assets, end of period ($ millions)                 3     .3         .08
 ------------------------------------------------------------------------------
 Ratio of expenses
 (includes interest expense paid by the Fund) (%)    2.08   2.17        2.16*
 ------------------------------------------------------------------------------
 Ratio of expenses
 (excludes interest expense paid by the Fund) (%)    2.08   2.16        2.15*
 ------------------------------------------------------------------------------
 Ratio of net investment income (loss) (%)            .37   (.25)       (.43)*
 ------------------------------------------------------------------------------
 Portfolio turnover rate (%)                          160    178         220
 ------------------------------------------------------------------------------

/a/ For the period February 28, 2001 (commencement of sales of Class B shares)
    to October 31, 2001.
/b/ Based on average shares outstanding during the period.
/c/ Amount is less than $.005.
* Annualized
** Not annualized

                                                    Financial Highlights  |  31

Scudder International Select Equity Fund -- Class C


 Years Ended October 31,                           2003      2002     2001/a/

 Selected Per Share Data
 ------------------------------------------------------------------------------
 Net asset value, beginning of period             $  7.42 $ 8.11     $ 10.00
 ------------------------------------------------------------------------------
 Income (loss) from investment operations:
   Net investment income (loss)                    .03/b/   (.09)/b/    (.02)
 ------------------------------------------------------------------------------
   Net realized and unrealized gain
   (loss) on investment transactions                 1.41   (.60)      (1.87)
 ------------------------------------------------------------------------------
   Total from investment operations                  1.44   (.69)      (1.89)
 ------------------------------------------------------------------------------
   Redemption fees                                  --/c/     --          --
 ------------------------------------------------------------------------------
 Net asset value, end of period                   $  8.86 $ 7.42     $  8.11
 ------------------------------------------------------------------------------
 Total Return (%)/d/                                19.41  (8.51)     (18.90)**
 ------------------------------------------------------------------------------

 Ratios to Average Net Assets and Supplemental Data
 ------------------------------------------------------------------------------
 Net assets, end of period ($ millions)                 5     .6          .1
 ------------------------------------------------------------------------------
 Ratio of expenses
 (includes interest expense paid by the Fund) (%)    2.08   2.17        2.16*
 ------------------------------------------------------------------------------
 Ratio of expenses
 (excludes interest expense paid by the Fund) (%)    2.08   2.16        2.15*
 ------------------------------------------------------------------------------
 Ratio of net investment income (loss) (%)            .37  (1.13)       (.53)*
 ------------------------------------------------------------------------------
 Portfolio turnover rate (%)                          160    178         220
 ------------------------------------------------------------------------------



/a/ For the period February 28, 2001 (commencement of operations of Class C shares) to October 31, 2001.

/b/ Based on average shares outstanding during the period.
/c/ Amount is less than $.005.

/d/ Total return does not reflect the effect of any sales charges.

* Annualized
** Not annualized

32  |  Financial Highlights

Scudder International Select Equity Fund -- Class R



           Years Ended October 31,                            2003

           Selected Per Share Data
           ---------------------------------------------------------
           Net asset value, beginning of period             $13.71
           ---------------------------------------------------------
           Income (loss) from investment operations:
             Net investment income (loss)/b/                   .04
           ---------------------------------------------------------
             Net realized and unrealized gain
             (loss) on investment transactions                2.26
           ---------------------------------------------------------
             Total from investment operations                 2.30
           ---------------------------------------------------------
             Redemption fees                                 --/c/
           ---------------------------------------------------------
           Net asset value, end of period                   $16.01
           ---------------------------------------------------------
           Total Return (%)                                  16.78**
           ---------------------------------------------------------

           Ratios to Average Net Assets and Supplemental Data
           ---------------------------------------------------------
           Net assets, end of period ($ millions)               12
           ---------------------------------------------------------
           Ratio of expenses
           (includes interest expense paid by the Fund) (%)   1.58*
           ---------------------------------------------------------
           Ratio of expenses
           (excludes interest expense paid by the Fund) (%)   1.58*
           ---------------------------------------------------------
           Ratio of net investment income (loss) (%)           .89*
           ---------------------------------------------------------
           Portfolio turnover rate (%)                         160
           ---------------------------------------------------------



/a/ For the period July 1, 2003 (commencement of operations of Class R shares) to October 31, 2003.

/b/ Based on average shares outstanding during the period.

/c/ Amount is less than $.005.

* Annualized
** Not annualized

                                                    Financial Highlights  |  33

How to Invest in the Funds

The following pages tell you about many of the services, choices and benefits of being a shareholder. You'll also find information on how to check the status of your account using the method that's most convenient for you.

You can find out more about the topics covered here by speaking with your financial advisor or a representative of your workplace retirement plan or other investment provider.

Choosing a Share Class



This prospectus offers three share classes for the Scudder International Equity Fund and four share classes for the Scudder International Select Equity Fund. Each class has its own fees and expenses, offering you a choice of cost structures. The funds offer other classes of shares separately. Class A, Class B and Class C shares are intended for investors seeking the advice and assistance of a financial advisor, who will typically receive compensation for those services. Class R shares are only available to participants in certain retirement plans.



Before you invest, take a moment to look over the characteristics of each share class, so that you can be sure to choose the class that's right for you. You may want to ask your financial advisor to help you with this decision.


We describe each share class in detail on the following pages. But first, you may want to look at the table below, which gives you a brief comparison of the main features of each class.

Classes A, B, C and R features                Points to help you compare
--------------------------------------------------------------------------------------------
Class A                                       .Some investors may be able to reduce or
..Sales charges of up to 5.75%, charged when    eliminate their sales charges; see next
 you buy shares                                page
..In most cases, no charges when you sell      .Total annual operating expenses are
 shares                                        lower than those for Class B or Class C
..Up to 0.25% annual distribution fee
--------------------------------------------------------------------------------------------
Class B                                       .The deferred sales charge rate falls to
..No charges when you buy shares                zero after six years
..Deferred sales charge declining from 4.00%,  .Shares automatically convert to Class A
 charged when you sell shares you bought       after six years, which means lower annual
 within the last six years                     expenses going forward
..0.75% annual distribution fee and 0.25%
 annual shareholder service fee
--------------------------------------------------------------------------------------------
Class C                                       .The deferred sales charge rate is lower
..Deferred sales charge of 1.00%, charged       than for Class B shares, but your shares
 when you sell shares you bought within the    never convert to Class A, so annual
 last year                                     expenses remain higher
..0.75% annual distribution fee and 0.25%
 annual shareholder service fee
--------------------------------------------------------------------------------------------
Class R                                       .Class R is only available to participants in
..No charges when you buy or sell shares        certain retirement plans
..0.25% annual distribution fee and 0.25%
 annual shareholder servicing fee
--------------------------------------------------------------------------------------------


Your financial advisor will typically be paid a fee when you buy shares and may receive different levels of compensation depending upon which class of shares you

                                                  Choosing a Share Class  |  35
         buy. In addition to these payments, a fund's advisor or its affiliates may provide compensation to your financial advisor for distribution, administrative and promotional services.


         Class A shares


         Class A shares have a 12b-1 plan, under which a distribution fee of up to 0.25% is deducted from class assets each year. Because distribution fees are continuous in nature, these fees may, over time, increase the cost of your investment and may cost you more than paying other types of sales charges.


         Class A shares have a sales charge that varies with the amount you invest:


                                Front-end                Front-end
                           Sales Charges as a %   Sales Charges as a % of
       Your investment      of offering price*      your net investment
       Up to $50,000               5.75%                   6.10%
       ------------------------------------------------------------------
       $50,000-$99,999             4.50                    4.71
       ------------------------------------------------------------------
       $100,000-$249,999           3.50                    3.63
       ------------------------------------------------------------------
       $250,000-$499,999           2.60                    2.67
       ------------------------------------------------------------------
       $500,000-$999,999           2.00                    2.04
       ------------------------------------------------------------------
       $1 million or more See below and next page
       ------------------------------------------------------------------


          * The offering price includes sales charge.

         You may be able to lower your Class A sales charges if:

         . you plan to invest at least $50,000 over the next 24 months ("letter of intent")

         . the amount of shares you already own (including shares in certain other funds) plus the amount you're investing now is at least $50,000 ("cumulative discount")

.. you are investing a total of $50,000 or more in several funds at once
  ("combined purchases")

The point of these three features is to let you count investments made at other times and in certain other funds for purposes of calculating your present sales charge. Any time you can use the privileges to "move" your investment into a lower sales charge category in the table above, it's generally beneficial for you to do

Class A shares may make sense for long-term investors, especially those who are eligible for reduced or eliminated sales charges.

36  |  Choosing a Share Class
         so. You can take advantage of these methods by filling in the appropriate sections of your application or by speaking with your financial advisor.


         You may be able to buy Class A shares without sales charges when you are:

         . reinvesting dividends or distributions

         . investing through certain workplace retirement plans

         . participating in an investment advisory program under which you pay a fee to an investment advisor or other firm for portfolio management services

         . exchanging an investment in Class A shares of another fund for an investment in the fund

         . a current or former director or trustee of the Deutsche or Scudder mutual funds


         . an employee, the employee's spouse or life partner and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a sub-advisor to any fund in the Scudder family of funds or a broker-dealer authorized to sell shares of the funds



         There are a number of additional provisions that apply in order to be eligible for a sales charge waiver. Each fund may waive the sales charges for investors in other situations as well. Your financial advisor or Shareholder Services can answer your questions and help you determine if you are eligible.


         If you're investing $1 million or more, either as a lump sum or through one of the sales charge reduction features described on the previous page, you may be eligible to buy Class A shares without sales charges. However, you may be charged a contingent deferred sales charge (CDSC) of 1.00% on any shares you sell within the first year of owning them and a similar charge of 0.50% on shares you sell within the second year of owning them ("Large Order NAV Purchase Privilege"). This CDSC is waived under certain circumstances (see "Policies You Should Know About"). Your financial advisor or Shareholder Services can answer your questions and help you determine if you're eligible.

                                                  Choosing a Share Class  |  37

         Class B shares


         With Class B shares, you pay no up-front sales charges. Class B shares have a 12b-1 plan, under which a distribution fee of 0.75% is deducted from class assets each year. Class B shares also deduct a shareholder servicing fee of up to 0.25% from class assets each year. This means the annual expenses for Class B shares are somewhat higher (and their performance correspondingly lower) compared to Class A shares. After six years, Class B shares automatically convert on a tax-free basis to Class A shares which has the net effect of lowering the annual expenses from the seventh year on. However, unlike Class A shares, your entire investment goes to work immediately.


         Class B shares have a CDSC. This charge declines over the years you own shares and disappears completely after six years of ownership. But for any shares you sell within those six years, you may be charged as follows:

      Year after you bought shares        CDSC on shares you sell
         First year                                4.00%
      -------------------------------------------------------------------
         Second or third year                       3.00
      -------------------------------------------------------------------
         Fourth or fifth year                       2.00
      -------------------------------------------------------------------
         Sixth year                                 1.00
      -------------------------------------------------------------------
         Seventh year and later    None (automatic conversion to Class A)
      -------------------------------------------------------------------

This CDSC is waived under certain circumstances (see "Policies You Should Know About"). Your financial advisor or Shareholder Services can answer your questions and help you determine if you're eligible.

While Class B shares don't have any front-end sales charges, their higher annual expenses mean that over the years you could end up paying more than the equivalent of the maximum allowable front-end sales charge.

 Class B shares may make sense for long-term investors who prefer to see all of their investment go to work right away and can accept somewhat higher annual expenses.

38  |  Choosing a Share Class

         Class C shares


         Class C shares have a 12b-1 plan under which a distribution fee of 0.75% is deducted from class assets each year. Class C shares also deduct a shareholder servicing fee of up to 0.25% from class assets each year. Because of these fees, the annual expenses for Class C shares are similar to those of Class B shares, but higher than those for Class A shares (and the performance of Class C shares is correspondingly lower than that of Class A shares).




         Unlike Class B shares, Class C shares do NOT automatically convert to Class A shares after six years, so they continue to have higher annual expenses.



         Class C shares have a CDSC, but only on shares you sell within one year of buying them:

              Year after you bought shares CDSC on shares you sell
                 First year                         1.00%
              ----------------------------------------------------
                 Second year and later              None
              ----------------------------------------------------




This CDSC is waived under certain circumstances (see "Policies You Should Know About"). Your financial advisor or Shareholder Services can answer your questions and help you determine if you're eligible.




     Class C shares may appeal to investors who plan to sell some or all shares within six years of buying them or who aren't certain of their investment time horizon


                                                  Choosing a Share Class  |  39

         Class R shares

         Class R shares have no initial sales charges or deferred sales charges. Class R shares have a 12b-1 plan, under which each year a distribution fee of 0.25% and a shareholder servicing fee of up to 0.25% are deducted from class assets. Because distribution fees are continuous in nature, these fees may, over time, increase the cost of your investment and may cost you more than paying other types of sales charges.

         Eligibility requirements

         You may buy Class R shares if you are a participant in any of the following types of employer-sponsored plans that offer Class R shares of the fund:

         . All section 401(a) and 457 plans

         . Certain section 403(b)(7) plans

         . 401(k), profit sharing, money purchase pension and defined benefit plans

         . Non-qualified deferred compensation plans

40  |  Choosing a Share Class

How to Buy Class A, B and C Shares

Once you've chosen a share class, use these instructions to make investments.


First investment                                  Additional investments
---------------------------------------------------------------------------------------------
$1,000 or more for regular accounts               $50 or more for regular accounts and IRA
$500 or more for IRAs                             accounts
                                                  $50 or more with an Automatic Investment
                                                  Plan
---------------------------------------------------------------------------------------------
Through a financial advisor
..Contact your advisor using the method that's     .Contact your advisor using the method
 most convenient for you                           that's most convenient for you
---------------------------------------------------------------------------------------------
By mail or express mail (see below)
..Fill out and sign an application                 .Send a check made out to "Scudder
..Send it to us at the appropriate address, along   Funds" and a Scudder investment slip to
 with an investment check                          us at the appropriate address below
                                                  .If you don't have an investment slip,
                                                   simply include a letter with your name,
                                                   account number, the full name of the
                                                   fund and the share class and your
                                                   investment instructions
---------------------------------------------------------------------------------------------
By wire
..Call (800) 621-1048 for instructions             .Call (800) 621-1048 for instructions
---------------------------------------------------------------------------------------------
By phone
Not available                                     .Call (800) 621-1048 for instructions
---------------------------------------------------------------------------------------------
With an automatic investment plan
Not available                                     .To set up regular investments from a
                                                   bank checking account, call
                                                   (800) 621-1048
---------------------------------------------------------------------------------------------
On the Internet
Not available                                     .Call (800) 621-1048 to establish Internet
                                                   access
                                                  .Go to www.scudder.com and log in
                                                  .Follow the instructions for buying shares
                                                   with money from your bank account
---------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Regular mail:
First Investment: Scudder Investments, PO Box 219356, Kansas City, MO 64121-9356 Additional Investments: Scudder Investments, PO Box 219154, Kansas City, MO 64121-9154
Express, registered or certified mail:
Scudder Investments, 811 Main Street, Kansas City, MO 64105-2005
Fax number: (800) 821-6234 (for exchanging and selling only)

                                     How to Buy Class A, B, and C Shares  |  41

How to Exchange or Sell Class A, B and C Shares

Use these instructions to exchange or sell shares in your account.


Exchanging into another fund                 Selling shares
-----------------------------------------------------------------------------------------
$1,000 or more to open a new account ($500   Some transactions, including most for over
for IRAs)                                    $100,000, can only be ordered in writing
$50 or more for exchanges between existing   with a signature guarantee; if you're in
accounts                                     doubt, see page 47
-----------------------------------------------------------------------------------------
Through a financial advisor
..Contact your advisor by the method that's   .Contact your advisor by the method
 most convenient for you                      that's most convenient for you
-----------------------------------------------------------------------------------------
By phone or wire
..Call (800) 621-1048 for instructions        .Call (800) 621-1048 for instructions
-----------------------------------------------------------------------------------------
By mail, express mail or fax
(see previous page)                          Write a letter that includes:
Write a letter that includes:                .the fund, class and account number from
..the fund, class and account number you're    which you want to sell shares
 exchanging out of                           .the dollar amount or number of shares
..the dollar amount or number of shares you    you want to sell
 want to exchange                            .your name(s), signature(s) and address, as
..the name and class of the fund you want to   they appear on your account
 exchange into                               .a daytime telephone number
..your name(s), signature(s) and address, as
 they appear on your account
..a daytime telephone number
-----------------------------------------------------------------------------------------
With an automatic exchange plan
..To set up regular exchanges from a fund     Not available
 account, call (800) 621-1048
-----------------------------------------------------------------------------------------
With an automatic withdrawal plan
Not available                                .To set up regular cash payments from a
                                              fund account, call (800) 621-1048
-----------------------------------------------------------------------------------------
On the Internet
..Call (800) 621-1048 to establish Internet   .Call (800) 621-1048 to establish Internet
 access                                       access
..Go to www.scudder.com and log in            .Go to www.scudder.com and log in
..Follow the instructions for making on-line  .Follow the instructions for making on-line
 exchanges                                    redemptions
-----------------------------------------------------------------------------------------


42  |  How to Exchange or Sell Class A, B and C Shares

How to Buy or Sell Class R Shares


         If your plan sponsor has selected Class R shares as an investment option, you may buy Class R shares through your securities dealer or through any financial institution that is authorized to act as a shareholder servicing agent ("financial advisor"). Contact them for details on how to enter and pay for your order. Financial advisors include brokers, financial advisors or any other bank, dealer or other financial institution that has a sub-shareholder servicing agreement with the fund. Financial advisors may charge additional fees to investors for those services not otherwise included in their sub-distribution or servicing agreement, such as cash management or special trust or retirement investment reporting. The fund's advisor, administrator or their affiliates may provide compensation to financial advisors for distribution, administrative and promotional services.


         There are no minimum investments with respect to Class R shares.

         Instructions for buying and selling shares must generally be submitted by your employer-sponsored plan, not by plan participants for whose benefit the shares are held. Please contact your financial advisor for information on how to open a fund account.


                                       Buying and Selling Class R Shares  |  43

Policies You Should Know About


         Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on dividends and taxes, applies to all investors, including those investing through a financial advisor.



         If you are investing through a financial advisor, check the materials you received from them about how to buy and sell shares. As a general rule, you should follow the information in those materials wherever it contradicts the information given here. Please note that a financial advisor may charge its own fees separate from those charged by each fund.



         In either case, keep in mind that the information in this prospectus applies only to each fund's Class A, Class B, Class C shares and Scudder International Select Equity Fund's Class R shares. The funds have other share classes, which are described in separate prospectuses and which have different fees, requirements and services.


         In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your financial advisor or call (800) 621-1048.

         Policies about transactions


         The funds are open for business each day the New York Stock Exchange is open. Each fund calculates its share price for each class every business day, as of the close of regular trading on the New York Stock Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). You can place an order to buy or sell shares at any time.


         To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. Some or all of this information will be used to verify the identity of all persons opening an account.

44  |  Policies You Should Know About

         We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity, and in some cases the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.


         We will attempt to collect any missing required and requested information by contacting you or your financial advisor. If we are unable to obtain this information within the time frames established by each fund then we may reject your application and order.



         Each fund will not invest your purchase until all required and requested identification information has been provided and your application has been submitted in "good order." After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated (less any applicable sales charges).


         If we are unable to verify your identity within time frames established by each fund, after a reasonable effort to do so, you will receive written notification.

         The funds generally will not accept new account applications to establish an account with a non-US address (APO/FPO and US territories are acceptable) or for a non-resident alien.





Because orders placed through a financial advisor must be forwarded to the transfer agent before they can be processed, you'll need to allow extra time. Your financial advisor should be able to tell you when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.




IRA Rollovers. You may complete a direct rollover from an employer-sponsored plan offering Class R shares to an IRA account by reinvesting up to the full amount of your distribution in Class A shares of any Scudder Fund at net asset value. Subsequent purchases of Class A shares will be made at the public offering price as described in the prospectus for Class A shares. Please note that if you terminate your participation in

               The Scudder Web site can be a valuable resource for shareholders with Internet access. For Class A, B or C shares, go to www.scudder.com to get up-to-date information, review balances or even place orders for exchanges.

                                          Policies You Should Know About  |  45
         an employer-sponsored plan and transfer all of your Class R shares, you will lose the privilege of purchasing Class R shares in the future. Rollovers to a Scudder Class R share IRA are not permitted.

         ScudderACCESS, the Scudder Automated Information Line, is available 24 hours a day by calling (800) 972-3060. You can use ScudderACCESS to get information on Scudder funds generally and on accounts held directly at Scudder. You can also use it to make exchanges and sell shares.

         QuickBuy and QuickSell let you set up a link between a Scudder account and a bank account. Once this link is in place, you can move money between the two with a phone call. You'll need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed and there is a $50 minimum and a $250,000 maximum. To set up QuickBuy or QuickSell on a new account, see the account application; to add it to an existing account, call (800) 621-1048.


         Telephone and Electronic Transactions. You are automatically entitled to telephone and electronic transaction privileges, but you may elect not to have them when you open your account or by contacting Shareholder Services at a later date.


         Since many transactions may be initiated by telephone or electronically, it's important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur as a result. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.
When you ask us to send or receive a wire, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are generally completed within 24 hours. The funds can only send wires of $1,000 or more and accept wires of $50 or more.


   If you ever have difficulty placing an order by phone or fax, you can always send us your order in writing.

46  |  Policies You Should Know About

         Exchanges are a shareholder privilege, not a right: we may reject any exchange order or require a shareholder to own shares of a fund for 15 days before we process the order for the other fund, particularly when there appears to be a pattern of "market timing" or other frequent purchases and sales. We may also reject or limit purchase orders, for these or other reasons. However, there is no assurance that these policies will be effective in limiting the practices of market timing in all cases.


         Each fund accepts payment for shares only in US dollars by check, by bank or Federal Funds wire transfer, or by electronic bank transfer. Please note that we cannot accept cash, traveler's checks, starter checks, money orders, third party checks, checks drawn on foreign banks or checks issued by credit card companies or Internet-based companies.

         We do not issue share certificates. However, if you currently have shares in certificated form, you must include the share certificates properly endorsed or accompanied by a duly executed stock power when exchanging or redeeming shares. You may not exchange or redeem shares in certificate form by telephone or via the Internet.

         When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. The only exception is if you want money wired to a bank account that is already on file with us; in that case, you don't need a signature guarantee. Also, you don't need a signature guarantee for an exchange, although we may require one in certain other circumstances.

         A signature guarantee is simply a certification of your signature -- a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange, or any member or participant of an approved signature guarantor program. Note that you can't get a signature guarantee from a notary public and we must be provided with the original guarantee.

                                          Policies You Should Know About  |  47

         Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your financial advisor for more information.


         When you sell shares that have a CDSC, we calculate the CDSC as a percentage of what you paid for the shares or what you are selling them for -- whichever results in the lower charge to you. In processing orders to sell shares, we turn to the shares with the lowest CDSC first. Exchanges from one fund into another fund don't affect CDSCs. For each investment you make, the date you first bought shares is the date we use to calculate a CDSC on that particular investment.



         There are certain cases in which you may be exempt from a CDSC. Among others, these include:


         . the death or disability of an account owner (including a joint owner)

         . withdrawals made through an automatic withdrawal plan. Such withdrawals may be made at a maximum of 12% per year of the net asset value of the account

         . withdrawals related to certain retirement or benefit plans

         . redemptions for certain loan advances, hardship provisions or returns of excess contributions from retirement plans


         . for Class A shares purchased through the Large Order NAV Purchase
           Privilege, redemption of shares whose dealer of record at the time of the investment notifies Scudder Distributors Inc., the funds' distributor, that the dealer waives the applicable commission


         . for Class C shares, redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system, provided the dealer of record has waived the advance of the first year distribution and service fees applicable to such shares and has agreed to receive such fees quarterly

         In each of these cases, there are a number of additional provisions that apply in order to be eligible for a CDSC waiver. Your financial advisor or Shareholder Services can answer your questions and help you determine if you are eligible.

48  |  Policies You Should Know About

         Short-Term redemption fee



         The Scudder International Select Equity Fund may charge a short-term redemption fee of 2.00% of the net asset value of the Class A shares redeemed (either by selling or exchanging into another fund) within 60 days of purchase. This fee will compensate the fund for expenses directly related to the redemption of Class A shares, discourage short-term investment in Class A shares and facilitate portfolio management.



         The short-term redemption fee is withheld from redemption proceeds. This fee is not a deferred sales charge and is not a commission. The fee is paid to the fund.



         The short-term redemption fee does not apply to:



         . Shares acquired through reinvestment of dividends and other distributions;



         . Shares of the fund in an account which is closed by us because it fails to meet the minimum balance requirements; and



         . Shares held by certain 401(k) plans, similar individual account plans or profit sharing plans.



         The short-term redemption fee may apply to Class A shares held through certain omnibus accounts. With regard to these accounts, the fund reserves the right, in its sole discretion, to impose (or not to impose) the short-term redemption fee in the future. The fund will make this determination after considering, among other things, the fund's costs of processing redemptions from these accounts. You should consult with your retirement plan administrator or omnibus account representative to determine whether the redemption fee is applicable to your shares.



         The fund will use the "first-in, first-out" method to determine your holding period of Class A shares for purposes of the short-term redemption fee. If you have purchased shares at various times, the shares held the longest will be redeemed first for the purposes of determining whether or not the redemption fee will be applied. If your holding period is less than 60 days for any of the shares you are redeeming or exchanging, the short-term redemption fee will be assessed on the net asset value of those shares calculated at the time the redemption is effected.


                                               Short-Term Redemption Fee  |  49

         If you sell shares in a Scudder fund and then decide to invest with Scudder again within six months, you can take advantage of the "reinstatement feature." With this feature, you can put your money back into the same class of a Scudder fund at its current NAV and for purposes of sales charges it will be treated as if it had never left Scudder. You'll be reimbursed (in the form of fund shares) for any CDSC you paid when you sold. Future CDSC calculations will be based on your original investment date, rather than your reinstatement date. There is also an option that lets investors who sold Class B shares buy Class A shares with no sales charge, although they won't be reimbursed for any CDSC they paid. You can only use the reinstatement feature once for any given group of shares. To take advantage of this feature, contact Shareholder Services or your financial advisor.



         Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are also two circumstances when it could be longer: when you are selling shares you bought recently by check and that check hasn't cleared yet (maximum delay: 10 days) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes may also be delayed when you are selling recently purchased shares.


         How the funds calculate share price

         To calculate net asset value per share, or NAV, each share class uses the following equation:

                    TOTAL ASSETS - TOTAL LIABILITIES  =   NAV
                   ----------------------------------
                   TOTAL NUMBER OF SHARES OUTSTANDING


         The price at which you buy shares is the NAV, although for Class A shares it will be adjusted to allow for any applicable sales charges (see "Choosing a Shares Class").


         The price at which you sell shares is also the NAV, although for Class B and Class C investors a CDSC may be taken out of the proceeds (see "Choosing a Share Class").



         The Scudder International Select Equity Fund may charge a short-term redemption fee equal to 2.00% of the value of the Class A


50  |  Short-Term Redemption Fee
         shares redeemed (either by selling the shares or exchanging the shares into another fund) within 60 days of purchase.



         We typically value securities using market quotations or information furnished by a pricing service. However, we may use methods approved by a fund's Board that are intended to reflect fair value when market quotations or pricing service information are not readily available or when a security's value is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market). In such a case, the fund's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale.



         To the extent that a fund invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell fund shares. This is because some foreign markets are open on days or at times when the funds don't price their shares.


         Other rights we reserve

         You should be aware that we may do any of the following:

         . withdraw or suspend the offering of shares at any time

         . withhold a portion of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding


         . reject a new account application if you don't provide any required or requested identifying information, or for other reasons


         . refuse, cancel or rescind any purchase or exchange order; freeze any account (meaning you will not be able to purchase fund shares in your account); suspend account services; and/or involuntarily

                                               Short-Term Redemption Fee  |  51
          redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in a fund's best interest or when a fund is requested or compelled to do so by governmental authority or by applicable law



         . close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your fund shares will be redeemed at the net asset value per share next calculated after we determine to close your account (less any applicable sales charges or redemption fees); you may be subject to gain or loss on the redemption of your fund shares and you may incur tax liability



         . for Class A, B and C shares, close your account and send you the proceeds if your balance falls below $1,000; we will give you 60 days' notice so you can either increase your balance or close your account (these policies don't apply to Class R shareholders, most retirement accounts, or if you have an automatic investment plan, to investors with $100,000 or more in Scudder fund shares or in any case where a fall in share price created the low balance)



         . change, add or withdraw various services, fees and account policies
           (for example, we may change or terminate the exchange privilege or adjust a fund's investment minimums at any time)



         . suspend or postpone redemptions during periods when the New York
           Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents a fund from disposing of its portfolio securities or pricing its shares



         . pay you for shares you sell by "redeeming in kind," that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; a fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the fund's net assets, whichever is less



52  |  Short-Term Redemption Fee

Understanding Distributions and Taxes


         By law, a mutual fund is required to pass through to its shareholders virtually all of its net earnings. A fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (A fund's earnings are separate from any gains or losses stemming from your own purchase and sale of shares.) A fund may not always pay a distribution for a given period.



         Each fund intends to pay dividends and distributions to its shareholders annually in December and, if necessary, may do so at other times as well.



         For federal income tax purposes, income and capital gains distributions are generally taxable. However, distributions by the funds to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Similarly, there will be no tax consequences when a qualified retirement plan buys or sells fund shares.



         You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in fund shares (at NAV), all deposited directly to your bank account or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested without applicable sales charges. Distributions are taxable whether you receive them in cash or reinvest them in additional shares. For Class R shares and retirement plans, reinvestment (at NAV) is the only option.


Buying and selling fund shares will usually have tax consequences for you (except for Class R shares or in an IRA or other tax-advantaged account). Your sales of shares may result in a capital gain or loss for you; whether long-term or short-term depends on how long you owned the shares. For tax purposes, an exchange is the same as a sale.

  Because each shareholder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.

                                   Understanding Distributions and Taxes  |  53

         The tax status of a fund's earnings you receive and your own fund transactions generally depends on their type:



 Generally taxed at capital               Generally taxed at ordinary
 gain rates:                              income rates:
 ------------------------------------------------------------------------------
 Taxable distributions from a fund
 .gains from the sale of securities held  .gains from the sale of securities
  by a fund for more than one year         held by a fund for one year or less
 .qualified dividend income               .all other taxable income
 ------------------------------------------------------------------------------
 Transactions involving fund shares
 .gains from selling fund shares held     .gains from selling fund shares held
  for more than one year                   for one year or less
 ------------------------------------------------------------------------------



         Any investments in foreign securities may be subject to foreign withholding taxes. In that case, each fund's yield on those securities would be decreased. Shareholders may be able to claim a credit or deduction with respect to foreign taxes. In addition, any investments in foreign securities or foreign currencies may increase or accelerate a fund's recognition of ordinary income and may affect the timing or amount of a fund's distributions.



         For taxable years beginning on or before December 31, 2008, distributions of investment income designated by a fund as derived from qualified dividend income are eligible for taxation in the hands of individuals at long-term capital gain rates. Qualified dividend income generally includes dividends from domestic and some foreign corporations. In addition, each fund must meet holding period and other requirements with respect to the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to each fund's shares for lower rates to apply.





         For taxable years beginning on or before December 31, 2008, the maximum long-term capital gain rate applicable to individuals has been reduced to 15%. For more information, see the Statement of Additional Information under "Taxes."



         Your fund will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions you received. They also have certain details on your purchases and sales of shares. Dividends or


54 | Understanding Distributions and Taxes distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

         If you invest right before a fund pays a dividend, you'll be getting some of your investment back as a taxable dividend. You can avoid this, if you want, by investing after the fund pays a dividend. In tax-advantaged retirement accounts you don't need to worry about this.



                                   Understanding Distributions and Taxes  |  55

To Get More Information



Shareholder reports -- These include commentary from each fund's management team about recent market conditions and the effects of a fund's strategies on its performance. They also have detailed performance figures, a list of everything each fund owns, and each fund's financial statements. Shareholders get these reports automatically.



Statement of Additional Information (SAI) -- This tells you more about each fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).


For a free copy of any of these documents or to request other information about a fund, call (800) 621-1048, or contact Scudder Investments at the address listed below. These documents and other information about each fund are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about each fund, including each fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 942-8090.



Scudder Investments
---------------------------------------------------------
222 South Riverside Plaza
Chicago, IL 60606-5808
www.scudder.com
(800) 621-1048

Distributor
Scudder Distributors, Inc.
222 South Riverside Plaza
Chicago, IL 60606-5808

                                    [GRAPHIC]
SCUDDER
INVESTMENTS


[LOGO]
A Member of
Deutsche Asset Management
SEC
Public Reference Section
Washington, D.C. 20549-0102
www.sec.gov
(202) 942-8090


               SEC File Numbers:
               Scudder International Equity Fund        811-4760
               Scudder International Select Equity Fund 811-8006




                                    [GRAPHIC]



  Printed on recycled paper.  (02/28/04) SGINTF3-1

                 Global/International Funds III

Prospectus


                       February 28, 2004



                Scudder International Equity Fund

                Investment Class


                Scudder International Select Equity Fund

                Investment Class



As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.




Contents


How the Funds Work

 4  Scudder International Equity
    Fund

12  Scudder International Select
    Equity Fund

19  Other Policies and Secondary
    Risks

21  Who Manages and Oversees
    the Funds

25  Financial Highlights


How to Invest in the Funds

28  Buying and Selling Investment
    Class Shares

29  Policies You Should Know
    About

36  Understanding Distributions
    and Taxes



How the Funds Work

On the next few pages, you'll find information about each fund's investment goal, the main strategies each uses to pursue that goal and the main risks that could affect performance.


Whether you are considering investing in a fund or are already a shareholder, you'll probably want to look this information over carefully. You may want to keep it on hand for reference as well.


Remember that mutual funds are investments, not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down and you could lose money by investing in them.



              Investment Class

ticker symbol BTEQX
  fund number 820

  Scudder International Equity Fund

         The Fund's Main Investment Strategy

         The fund seeks long-term capital appreciation. The fund is a feeder fund in a master/feeder arrangement. The fund pursues its investment objective by investing substantially all of its assets in a master portfolio, the International Equity Portfolio (the "Portfolio"), a separate mutual fund which has the same investment objective and policies as the fund. Under normal circumstances, the fund, through the Portfolio, invests at least 80% of its assets, determined at the time of purchase, in the stocks and other securities with equity characteristics of companies in developed countries outside the United States. The Portfolio invests for capital appreciation, not income; any dividend or interest income is incidental to the pursuit of that goal.


         Almost all the companies in which the Portfolio invests are based in the developed foreign countries that make up the MSCI EAFE(R) Index, plus Canada. The Portfolio may also invest a portion of its assets in companies based in the emerging markets of Latin America, the Middle East, Europe, Asia and Africa if the portfolio managers believe that their return potential more than compensates for the extra risks associated with these markets. While the portfolio managers have invested in emerging markets in the past, under normal market conditions they do not consider this a central element of the Portfolio's strategy. Typically, the Portfolio would not hold more than 15% of its net assets in emerging markets. In implementing this overall strategy, the Portfolio may experience a high portfolio turnover rate.



         The Portfolio invests for the long term. The portfolio managers employ a strategy of growth at a reasonable price. The portfolio managers seek to identify companies outside the United States that combine strong potential for earnings growth with reasonable investment value. Such companies typically exhibit increasing rates


4  |  Scudder International Equity Fund



         of profitability and cash flow, yet their share prices compare favorably to other stocks in a given market and to their global peers. In evaluating stocks, the portfolio managers consider factors such as sales, earnings, cash flow and enterprise value. Enterprise value is a company's market capitalization plus the value of its net debt. The portfolio managers further consider the relationship between these and other quantitative factors. Together, these indicators of growth and value may identify companies with improving prospects before the market in general has taken notice.



         Company research lies at the heart of the portfolio managers' investment process, as it does with many stock mutual funds. The portfolio managers track several thousand companies to arrive at the approximately 100 stocks the Portfolio normally holds. But the portfolio managers' process brings an added dimension to this fundamental research. They draw on the insight of experts from a range of financial disciplines -- regional stock market specialists, global industry specialists, economists and quantitative analysts. They challenge, refine and amplify each other's ideas. Their close collaboration is a critical element of the portfolio managers' investment process.



         The Portfolio may invest in various instruments commonly known as "derivatives" to increase or decrease its exposure to an asset class, securities market, index or currency. The Portfolio will primarily use futures, options, options on futures, forward currency transactions and swaps. The portfolio managers may use derivatives in circumstances when the portfolio managers believe the derivatives offer an economical means of gaining exposure to a particular asset class, securities market, index or currency. The Portfolio may also


--------------------------------------------------------------------------------

Futures, options and options on futures contracts are used as a low-cost method for gaining exposure to a particular securities market or index without investing directly in those securities.

Forward currency transactions are the purchase or sale of a foreign currency at an exchange rate established now, but with payment and delivery at a specified future time. Forward currency transactions may be used in an attempt to hedge against losses, or, where possible, to add to investment returns.


A swap is a transaction where one security or characteristic of a security is swapped for another.


                                        Scudder International Equity Fund  |  5



         invest in derivatives to gain exposure to the market while, at the same time, maintaining a high degree of liquidity in order to meet shareholder redemptions or other needs. Use of some derivatives may have the effect of leveraging the Portfolio's exposure to a particular asset class or other investment, which heightens risk but may also allow for enhanced returns. In implementing this strategy, the Portfolio may experience a high portfolio turnover rate.


         The Main Risks of Investing in the Fund

         There are several risk factors that could hurt the fund's performance, cause you to lose money or make the fund perform less well than other investments.


         Stock Market Risk. Although individual stocks can outperform their local markets, deteriorating market conditions might cause an overall weakness in the stock prices of the entire market.



         Security Selection Risk. A risk that pervades all investing is the risk that the securities held by the Portfolio will decline in value. To minimize this risk, the portfolio managers monitor each of the stocks in the Portfolio according to three basic quantitative criteria. They subject a stock to intensive review if:


         . its rate of price appreciation begins to trail that of its national stock index;

         . the financial analysts who follow the stock, both within the advisor and outside, cut their estimates of the stock's future earnings; or

         . the stock's price approaches the downside target the managers set when they first bought the stock (and may since have modified to reflect changes in market and economic conditions).


         In this review, the portfolio managers seek to learn if the deteriorating performance accurately reflects deteriorating prospects or if, in their view, it merely reflects investor overreaction to temporary circumstances.


Portfolio Turnover. The portfolio turnover rate measures the frequency that the Portfolio sells and replaces the securities it holds within a given period. Recently, the Portfolio has had a high portfolio turnover rate. High turnover can increase the Portfolio's transaction costs, thereby lowering its returns. It may also increase your tax liability if you do not hold the fund in a tax-advantaged account such as an IRA.


6  |  Scudder International Equity Fund

--------------------------------------------------------------------------------



         Foreign Investment Risk. Foreign markets often exhibit more volatility than those in the US. Investing in foreign securities involves greater risk than investing in US securities for various reasons, including:


         . Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits. While these political risks have not occurred recently in the major countries in which the fund invests, we analyze countries and regions to try to anticipate these risks.


         . Information Risk. Financial reporting standards for companies based in foreign markets are often less stringent than those applicable to US companies and may present an incomplete or misleading picture of a foreign company.



         . Liquidity Risk. Securities that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active securities. This liquidity risk is a factor of the trading volume of a particular security, as well as the size and liquidity of the entire local market. On the whole, foreign markets are smaller and less liquid than the US market. This can make buying and selling certain securities more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell a security in an orderly fashion at a price that approaches the manager's estimate of its value.


         . Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.


.. Currency Risk. The Portfolio invests in foreign securities denominated in foreign currencies. To the extent that the fund is exposed to non-dollar currencies, if these currencies decline in value relative to the dollar, it may reduce gains or increase losses.







Emerging Market Risk. To the extent that the Portfolio does invest in emerging markets to enhance overall returns, it may face higher political, information, liquidity, regulatory and stock market risks. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their stock markets in the


 The fund is designed for individuals who are seeking high capital appreciation and are willing to accept the risks of investing in the stocks of foreign companies.

                                        Scudder International Equity Fund  |  7



         past. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight.


         Derivative Risk. Derivatives may be more volatile and less liquid than traditional securities. Risks associated with derivatives include:

         . the derivative may not fully offset the underlying positions;


         . derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities;


         . the possibility the Portfolio cannot sell the derivative because of an illiquid secondary market; and




         . the risk that the derivatives transaction could expose the fund to the effect of leverage, which could increase the fund's exposure to the market and potential losses that it could have if it had not entered into these transactions. There is no guarantee that these derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the fund.



         Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the fund has valued its securities too highly, you may end up paying too much for fund shares when you buy into the fund. If the fund underestimates their price, you may not receive the full market value for your fund shares when you sell.


8  |  Scudder International Equity Fund


The Fund's Performance History

While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.


The bar chart shows how the performance for the fund's Investment Class shares has varied from year to year, which may give some idea of risk. The table on the following page shows how fund performance compares with a broad-based market index (which, unlike the fund, does not have any fees, taxes or expenses). The performance of both the fund and the index varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).


The table shows returns on a before-tax and after-tax basis. After-tax returns are estimates calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Scudder International Equity Fund

        Annual Total Returns (%) as of 12/31 each year Investment Class

                                    [CHART]

 1994    1995    1996    1997    1998    1999    2000    2001    2002    2003
------  ------  ------  ------  ------  ------  ------  ------  ------  ------
 4.11    16.10   21.32   17.37   20.82   32.22  -20.18  -25.39  -17.17   30.14


 For the periods included in the bar chart:

 Best Quarter: 32.05%, Q4 1999Worst Quarter: -19.31%, Q3 2002


                                        Scudder International Equity Fund  |  9



        Average Annual Total Returns (%) as of 12/31/2003
                                                1 Year 5 Years 10 Years
        ---------------------------------------------------------------
        Investment Class
        ---------------------------------------------------------------
         Returns before Taxes                   30.14   -3.22    5.85
        ---------------------------------------------------------------
         Return after Taxes on Distributions    30.14   -3.20    5.43
        ---------------------------------------------------------------
         Return after Taxes on Distributions
         and Sale of Fund Shares                20.43   -2.61    4.92
        ---------------------------------------------------------------
        Index (reflects no deductions for fees,
        expenses or taxes)*                     38.59   -0.05    4.47
        ---------------------------------------------------------------


Index: The MSCI EAFE Index is an unmanaged index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East.

Total returns would have been lower if operating expenses hadn't been reduced.

--------------------------------------------------------------------------------

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or
(800) 621-1048 or visit our Web site at www.scudder.com.


--------------------------------------------------------------------------------

The Return after Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number only represents the fund's taxable distributions, not a shareholder's gain or loss from selling fund shares.

The Return after Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund's taxable distributions and a shareholder's gain or loss from selling fund shares.

10  |  Scudder International Equity Fund


How Much Investors Pay

The table below describes the fees and expenses that you may pay if you buy and hold fund shares.


         Fee Table

         Shareholder Fees, paid directly from your investment    None
         -------------------------------------------------------------

         Annual Operating Expenses, deducted from fund assets/1/
         -------------------------------------------------------------
         Management Fee                                          0.65%
         -------------------------------------------------------------
         Distribution (12b-1) Fees                               None
         -------------------------------------------------------------
         Other Expenses                                          1.07
         -------------------------------------------------------------
         Total Annual Operating Expenses                         1.72
         -------------------------------------------------------------
         Less Fee Waiver/Expense Reimbursements                  0.22
         -------------------------------------------------------------
         Total Net Annual Operating Expenses/2/                  1.50
         -------------------------------------------------------------



/1 /Information on the annual operating expenses reflects the expenses of both the fund and the International Equity Portfolio, the master portfolio into which the fund invests all of its assets.


/2 /The advisor and administrator have contractually agreed through February
   28, 2005, to waive a portion of their fees and reimburse expenses so that the total operating expense ratio (excluding extraordinary expenses) remains at the level indicated as "Total Net Annual Operating Expenses").


Based on the costs above (including one year of capped expenses in each period), this example helps you compare this fund's expenses to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.


                Example          1 Year 3 Years 5 Years 10 Years
                Investment Class  $153   $520    $913    $2,012
                ------------------------------------------------


                                       Scudder International Equity Fund  |  11



              Investment Class

ticker symbol MGIVX
  fund number 899

  Scudder International Select Equity Fund

         The Fund's Main Investment Strategy

         The fund seeks capital appreciation. Under normal circumstances, the fund invests at least 80% of its assets, determined at the time of purchase, in equity securities and other securities with equity characteristics.

         The fund primarily invests in the countries that make up the MSCI EAFE(R) Index. The MSCI EAFE(R) Index tracks stocks in Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. At least 50% of the fund's assets will be invested in securities that are represented in the MSCI EAFE(R) Index. However, the fund may invest up to 50% of its total assets in non-Index securities of companies located in the countries that make up the Index.

         The MSCI EAFE(R) Index has a median market capitalization of approximately $2.6 billion. Under normal market conditions, the fund invests in securities of issuers with a minimum market capitalization of $500 million.

--------------------------------------------------------------------------------


OTHER INVESTMENTS The fund may also invest up to 20% of its assets in cash equivalents, U.S. investment grade fixed income securities and U.S. stocks and other equities. Although not one of its principal investment strategies, the fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities.) In particular, the fund may use futures, currency options and forward currency transactions. The portfolio managers may use these and other types of derivatives in circumstances where the portfolio managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. (See "Other Policies and Secondary Risks" for more information).


12  |  Scudder International Select Equity Fund




         The portfolio managers seek to identify a focused list of approximately 30 to 40 companies that offer, in their opinion, the greatest upside potential on a rolling 12-month view. The portfolio managers use an entirely bottom-up approach, with no active allocation among countries, regions or industries.


         The portfolio managers' process begins with a broad universe of equity securities of issuers located in the countries that make up the MSCI EAFE(R) Index. The universe includes all securities in the Index and a large number of securities not included in the Index but whose issuers are located in the countries that make up the Index.

         Teams of analysts worldwide screen the companies in the universe to identify those with high and sustainable return on capital and long-term prospects for growth. The portfolio managers focus on companies with real cash flow on investment rather than published earnings. The research teams rely on information gleaned from a variety of sources and perspectives, including broad trends such as lifestyle and technological changes, industry cycles and regulatory changes, quantitative screening and individual company analysis.


         Based on this fundamental research, the portfolio managers set a target price objective (the portfolio managers' opinion of the intrinsic value of the security) for each security and rank the securities based on these target price objectives. The portfolio managers apply a strict buy and sell strategy. The top 30 to 40 stocks in the ranking are purchased for the fund. Stocks are sold when they meet their target price objectives or when the portfolio managers revise price objectives downward. In implementing this strategy, the fund may experience a high portfolio turnover rate.


                                Scudder International Select Equity Fund  |  13


         The Main Risks of Investing in the Fund

         There are several risk factors that could hurt the fund's performance, cause you to lose money or make the fund perform less well than other investments.


         Stock Market Risk. Although individual stocks can outperform their local markets, deteriorating market conditions might cause an overall weakness in the stock prices of the entire market, including stocks held by the fund.


         Security Selection Risk. A risk that pervades all investing is the risk that the securities in the fund's portfolio will decline in value.


         Foreign Investment Risk. Foreign markets often exhibit more volatility than those in the US. Investing in foreign securities involves greater risk than investing in US securities for various reasons, including:


         . Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits. While these political risks have not occurred recently in the major countries in which the fund invests, they may in the future.


         . Information Risk. Financial reporting standards for companies based in foreign markets are often less stringent than those applicable to US companies and may present an incomplete or misleading picture of a foreign company.


.. Liquidity Risk. Securities that trade infrequently or in low volumes can be more difficult or more costly to buy, or to sell, than more liquid or active securities. This liquidity risk is a factor of the trading volume of a particular security, as well as the size and liquidity of the entire local market. On the whole, foreign markets are smaller and less liquid than the US market. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell a security in an orderly fashion at a price that approaches the portfolio managers' estimate of its value.


 The fund is designed for individuals who are seeking high capital appreciation and are willing to accept the risks of investing in the stocks of foreign companies.

14  |  Scudder International Select Equity Fund



         . Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.


         . Currency Risk. The fund invests in foreign securities denominated in foreign currencies. To the extent that the fund is exposed to non-dollar currencies, if these currencies decline in value relative to the dollar, it may reduce gains or increase losses.


         Futures and Options. Although not one of its principal investment strategies, the fund may invest in futures and options, which are types of derivatives. Risks associated with derivatives include:

         . the derivative is not well correlated with the security, index or currency for which it is acting as a substitute;

         . derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities;

         . the risk that the fund cannot sell the derivative because of an illiquid secondary market; and

         . futures contracts and options on futures contracts used for non-hedging purposes involve greater risks than stock investments.


         Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the fund has valued its securities too highly, you may end up paying too much for fund shares when you buy into the fund. If the fund underestimates their price, you may not receive the full market value for your fund shares when you sell.


                                Scudder International Select Equity Fund  |  15


The Fund's Performance History

While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.


The bar chart shows how the performance for the fund's Investment Class shares has varied from year to year, which may give some idea of risk. The table on the following page shows how fund performance compares with a broad-based market index (which, unlike the fund, does not have any fees, taxes or expenses). The performance of both the fund and the index varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).


The table shows returns on a before-tax and after-tax basis. After-tax returns are estimates calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Scudder International Select Equity Fund

        Annual Total Returns (%) as of 12/31 each year Investment Class

                                    [CHART]

 2000      2001      2002     2003
------    ------    ------   ------
-14.81    -16.86    -14.34    32.11


 For the periods included in the bar chart:

 Best Quarter: 16.28%, Q2 2003Worst Quarter: -18.29%, Q3 2002


16  |  Scudder International Select Equity Fund



           Average Annual Total Returns (%) as of 12/31/2003
                                                            Since
                                                   1 Year Inception*
           ---------------------------------------------------------
           Investment Class
           ---------------------------------------------------------
            Return before Taxes                    32.11     1.66
           ---------------------------------------------------------
            Return after Taxes on Distributions    32.08     0.63
           ---------------------------------------------------------
            Return after Taxes on Distributions
            and Sale of Fund Shares                21.37     0.88
           ---------------------------------------------------------
           Index (reflects no deductions for fees,
           expenses or taxes)**                    38.59    -2.87
           ---------------------------------------------------------


Index: The MSCI EAFE Index is an unmanaged index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East.

* The Investment Class commenced operations on October 29, 1999.
** Index comparison begins on October 31, 1999.

Total returns would have been lower if operating expenses hadn't been reduced.

--------------------------------------------------------------------------------

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or
(800) 621-1048 or visit our Web site at www.scudder.com.


--------------------------------------------------------------------------------

The Return after Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number only represents the fund's taxable distributions, not a shareholder's gain or loss from selling fund shares.

The Return after Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund's taxable distributions and a shareholder's gain or loss from selling fund shares.

                                Scudder International Select Equity Fund  |  17


How Much Investors Pay


The table describes the fees and expenses that you may pay if you buy and hold fund shares.



Fee Table

Shareholder Fees, paid directly from your investment
-----------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as % of offering price)     None
-----------------------------------------------------------------------------------
Maximum Contingent Deferred Sales Charge (Load) (as % of redemption proceeds) None
-----------------------------------------------------------------------------------
Redemption/Exchange Fee (as % of amount redeemed, if applicable)/1/           2.00%
-----------------------------------------------------------------------------------

Annual Operating Expenses, deducted from fund assets
-----------------------------------------------------------------------------------
Management Fee                                                                0.70%
-----------------------------------------------------------------------------------
Distribution (12b-1) Fee                                                      None
-----------------------------------------------------------------------------------
Other Expenses (including a 0.25% shareholder servicing fee)                  0.63
-----------------------------------------------------------------------------------
Total Annual Operating Expenses/2/                                            1.33
-----------------------------------------------------------------------------------


/1/ The 2.00% short-term redemption fee applies to shares redeemed (either by selling or exchanging into another fund) within 60 days of purchase. The fee is withheld from redemption proceeds and retained by the fund.

/2 /The advisor and administrator have contractually agreed through February
   28, 2005, to waive their fees or reimburse expenses so that total operating expenses (excluding extraordinary expenses) will not exceed 1.50%. This waiver excludes 0.01% of interest charges on fund borrowing.






Based on the costs above, this example helps you compare this fund's expenses to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.


                Example          1 Year 3 Years 5 Years 10 Years
                Investment Class  $135   $421    $729    $1,601
                ------------------------------------------------


18  |  Scudder International Select Equity Fund



Other Policies and Secondary Risks


         While the sections on the previous pages describe the main points of each fund's strategy and risks, there are a few other issues to know about:



         Other policies


         . Each fund's objectives are not fundamental policies. We must notify shareholders before we change them, but we do not require their approval to do so.


         . The funds may trade securities actively. This could raise transaction costs (thus lowering return) and could result in higher taxable distributions.



         . As a temporary defensive measure, each fund could shift up to 100% of assets into investments such as fixed income securities (in the case of Scudder International Equity Fund only), money market securities or other short-term bonds that offer comparable safety. This could prevent losses but, while engaged in a temporary defensive position, the fund may not achieve its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.




         . Each fund's equity investments are mainly common stocks, but may also include other types of equities such as preferred or convertible stocks.

         Secondary risks




         IPO Risk. IPOs may be very volatile, rising and falling rapidly based, among other reasons, on investor perceptions rather than economic reasons. Additionally, IPOs may have a magnified performance on a fund so long as the fund has a small asset base. A fund may not experience a similar impact on its performance as its assets grow because it is unlikely a fund will be able to obtain proportionately larger IPO allocations.


                                      Other Policies and Secondary Risks  |  19




         Small Company Risk. To the extent that a fund invests in small capitalization companies, it will be more susceptible to share price fluctuations, since small company stocks tend to experience steeper fluctuations in price -- down as well as up -- than the stocks of larger companies. A shortage of reliable information, the same information gap that creates opportunity in small company investing, can also pose added risk. Industrywide reversals may have a greater impact on small companies, since they lack a large company's financial resources. Finally, small company stocks are typically less liquid than large company stocks. Particularly when they are performing poorly, a small company's shares may be more difficult to sell.


         For more information

         This prospectus doesn't tell you about every policy or risk of investing in the funds.

         If you want more information on a fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

         Keep in mind that there is no assurance that any mutual fund will achieve its goal.

20  |  Other Policies and Secondary Risks


Who Manages and Oversees the Funds

         The investment advisor


         Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.



         Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.


         Scudder International Equity Fund

         The fund is a "feeder fund" that invests substantially all of its assets in the International Equity Portfolio. The fund and the Portfolio have the same investment objective. The Portfolio accepts investments from other feeder funds. A feeder fund bears the Portfolio's expenses in proportion to its assets. Each feeder fund can set its own transaction minimums, fund-specific expenses, and other conditions. This arrangement allows the fund's Trustees to withdraw the fund's assets from the Portfolio if they believe doing so is in the shareholders' best interests. If the Trustees withdraw the fund's assets, they would then consider whether the fund should hire its own investment advisor, invest in a different master portfolio, or take other action.


         Under the supervision of the Board of Trustees, Deutsche Asset Management, Inc. ("DeAM, Inc."), with headquarters at 345 Park Avenue, New York, New York 10154, acts as the Portfolio's investment advisor. DeAM, Inc. is also the investment advisor to other mutual funds in the Scudder family of funds.



                                      Who Manages and Oversees the Funds  |  21



         Investment Subadvisor for Scudder International Equity Fund


         Deutsche Asset Management Investment Services Ltd. ("DeAMIS") acts as the subadvisor for the Portfolio.



         As subadvisor, DeAMIS makes the Portfolio's investment decisions. It buys and sells securities for the Portfolio and conducts the research that leads to the purchase and sale decisions. DeAMIS is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.


         Scudder International Select Equity Fund


         DeAMIS, with headquarters at One Appold Street, London, England, acts as investment advisor for the fund. DeAMIS makes the fund's investment decisions. DeAMIS buys and sells securities for the fund and conducts the research that leads to the purchase and sale decisions. DeAMIS is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.


         DeAM, Inc., and DeAMIS are indirect, wholly owned subsidiaries of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.




         The advisor receives a management fee of 0.65% and 0.70% based on the average daily net assets of the Portfolio and the International Select Equity Fund, respectively. Below are the actual rates, after fee waivers, paid by the Portfolio and the International Select Equity Fund for the most recent fiscal year, as a percentage of the Portfolio's and the International Select Equity Fund's average daily net assets:



               Fund Name                                Fee Paid
               Scudder International Equity Portfolio    0.53%
               -------------------------------------------------
               Scudder International Select Equity Fund  0.70%
               -------------------------------------------------



         The advisor pays the sub-advisor for the Portfolio a portion of its fees.




22  |  Who Manages and Oversees the Funds




         Regulatory Update



         As are many other mutual fund complexes, Scudder is conducting an ongoing review of market timing in the Scudder Funds - including trading by clients, employees and ex-employees. Market timing refers generally to the frequent trading in and out of mutual fund shares in order to take advantage of pricing inefficiencies.



         Scudder has identified an investment advisory firm that had an arrangement with the organization that resulted in frequent trading, including trading in your fund, inconsistent with registration statement policies. We are currently investigating the extent of such trading and whether it caused dilution. The arrangement with the outside management investment advisory firm began before the new Scudder management team was in place in 2002. In early 2003, management initiated steps that led to the subsequent termination of the arrangement. Scudder will work with your fund's board to establish an appropriate measure of dilution losses, if any, related to the trading, and reimbursement for those losses.



         The inquiry into market timing in the Scudder Funds is ongoing.
         Scudder has provided information about the preliminary results of its review to the appropriate regulators and to the fund boards. Scudder continues to cooperate with each regulator that has sought information.




                                      Who Manages and Oversees the Funds  |  23



         The portfolio managers

         The following people handle the day-to-day management of each fund.




   Scudder International Equity Fund     Matthias Knerr
   Scudder International Select Equity   CFA, Director, Deutsche Asset
   Fund                                  Management and Co-Manager of the
   Alexander Tedder                      funds.
   Managing Director, Deutsche Asset     . Joined Deutsche Asset
   Management and Lead Manager of          Management in 1995.
   the funds.                            . Head of the Capital Goods Global
   . Head of EAFE Equity Portfolio         Sector Team: London.
     Selection team.                     . Portfolio manager for EAFE
   . Joined the investment advisor in      Equities and Global Equities.
     1994.                               . BS, Pennsylvania State University.
   . Prior to that, was a European
     analyst (1990-1994) and             Sangita Uberoi
     representative (1992-1994) for      CFA, Director, Deutsche Asset
     Schroders.                          Management and Co-Manager of the
   . 14 years of investment              funds.
     experience.                         . Joined Deutsche Asset
   . Fluent in German, French, Italian     Management in 1994.
     and Spanish.                        . Head of the Global Equity
   . Masters in Economics and              Research Team for Consumer
     Business Administration from          Goods, Retail and Leisure Sector:
     Freiburg University.                  London.
   Clare Gray                            . Portfolio manager for EAFE
   CFA, Director, Deutsche Asset           Equities.
   Management and Co-Manager of the      . Previously 2 years of experience in
   funds.                                  equity research and investments
   . Joined the investment advisor in      at Lehman Brothers and Smith
     1993.                                 Barney.
   . Over ten years of investment        . BA, Tufts University.
     industry experience.
   . BS, Cornell University.



24  |  Who Manages and Oversees the Funds



Financial Highlights



These tables are designed to help you understand each fund's financial performance in recent years. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in a particular fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, independent auditors, whose report, along with each fund's financial statements, is included in that fund's annual report (see "Shareholder reports" on the back cover).

Scudder International Equity Fund -- Investment Class


Years Ended October 31,                     2003      2002     2001    2000   1999/a/  1999/b/

Selected Per Share Data
----------------------------------------------------------------------------------------------
Net asset value, beginning of period     $   15.63  $ 18.14  $ 25.55  $25.33  $24.22   $20.68
----------------------------------------------------------------------------------------------
Income (loss) from investment
operations:
  Net investment income (loss)              .14/c/   .06/c/      .08    (.02)   (.02)     .04
----------------------------------------------------------------------------------------------
  Net realized and unrealized gain
  (loss) on investment transactions           2.96    (2.56)   (7.28)    .24    1.13     3.56
----------------------------------------------------------------------------------------------
  Total from investment operations            3.10    (2.50)   (7.20)    .22    1.11     3.60
----------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                       (.01)    (.01)      --      --      --     (.06)
----------------------------------------------------------------------------------------------
  Net realized gains                            --       --     (.21)     --      --       --
----------------------------------------------------------------------------------------------
  Total distributions                         (.01)    (.01)    (.21)     --      --     (.06)
----------------------------------------------------------------------------------------------
Net asset value, end of period           $   18.72  $ 15.63  $ 18.14  $25.55  $25.33   $24.22
----------------------------------------------------------------------------------------------
Total Return (%)/d/                       19.85/e/   (13.78)  (28.38)    .83    4.63**  17.35
----------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
----------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)         347      418      815   2,128   1,914    1,851
----------------------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (including expenses allocated
from the International Equity Portfolio)      1.72     1.69     1.68    1.67    1.70*    1.66
----------------------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (including expenses allocated
from the International Equity Portfolio)      1.50     1.50     1.50    1.50    1.50*    1.50
----------------------------------------------------------------------------------------------
Ratio of net investment income
(loss) (%)                                     .86      .34      .24    (.07)   (.93)*    .19
----------------------------------------------------------------------------------------------


/a/ On September 8, 1999, the Board of Trustees approved the change of the fiscal year end from September 30 to October 31.
/b/ For the years ended September 30.
/c/ Based on average shares outstanding during the period.
/d/ Total return would have been lower had certain expenses not been reduced.

/e/ In 2003, the Advisor fully reimbursed the Portfolio for currency transactions which did not meet the Portfolio's investment guidelines. Excluding this reimbursement, the total return would have been 19.53% and the impact to the Class was $0.05 per share.

* Annualized
** Not annualized

                                                    Financial Highlights  |  25


Scudder International Select Equity Fund -- Investment Class


Years Ended October 31,                             2003     2002     2001     2000

Selected Per Share Data
-------------------------------------------------------------------------------------
Net asset value, beginning of period              $ 13.14  $ 14.24  $ 21.31  $ 18.09
-------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                     .16/a/   .06/a/    --/b/      .01
-------------------------------------------------------------------------------------
  Net realized and unrealized gain
  (loss) on investment transactions                  2.50    (1.16)   (5.08)    3.49
-------------------------------------------------------------------------------------
  Total from investment operations                   2.66    (1.10)   (5.08)    3.50
-------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                              (.03)      --       --       --
-------------------------------------------------------------------------------------
  Net realized gains on investment transactions        --       --    (1.99)    (.28)
-------------------------------------------------------------------------------------
  Total distributions                                (.03)      --    (1.99)    (.28)
-------------------------------------------------------------------------------------
  Redemption fees                                      --       --       --       --
-------------------------------------------------------------------------------------
Net asset value, end of period                    $ 15.77  $ 13.14  $ 14.24  $ 21.31
-------------------------------------------------------------------------------------
Total Return (%)                                    20.41    (7.72)  (25.88)  (19.41)
-------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
-------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                 40       13       10        9
-------------------------------------------------------------------------------------
Ratio of expenses before expense reductions
(includes interest expense paid by the Fund) (%)     1.35     1.42     1.41     1.28
-------------------------------------------------------------------------------------
Ratio of expenses after expense reductions
(includes interest expense paid by the Fund) (%)     1.33     1.42     1.41     1.28
-------------------------------------------------------------------------------------
Ratio of expenses after expense reductions
(excludes interest expense paid by the Fund) (%)     1.33     1.41     1.40     1.28
-------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)            1.12      .43      .12      .04
-------------------------------------------------------------------------------------
Portfolio turnover rate (%)                           160      178      220      233
-------------------------------------------------------------------------------------


/a/ Based on average shares outstanding during the period.
/b/ Amount is less than $.005

26  |  Financial Highlights


How to Invest in the Funds


The following pages tell you how to invest in the funds and what to expect as a shareholder. If you're investing directly with Scudder, all of this information applies to you.



If you're investing through a service agent -- for example, a workplace retirement plan, financial supermarket or financial advisor -- your provider may have its own policies or instructions, and you should follow those.





These instructions are for buying and selling Investment Class shares.



Buying and Selling Investment Class Shares


         You may only buy Investment Class shares if you have a shareholder account set up with a financial advisor. Financial advisors include brokers or any bank, dealer or other financial institution that has a sub-shareholder servicing agreement with the funds. Financial advisors may charge additional fees to investors for those services not otherwise included in their subdistribution or servicing agreement, such as cash management or special trust or retirement investment reporting.



         Contact your financial advisor for details on how to enter and pay for your order. Each fund's advisor, administrator or their affiliates may provide compensation to your financial advisor for distribution, administrative and promotional services.


         Investment minimums

                     Initial investment              $1,000
                     --------------------------------------
                     Subsequent investment              $50
                     --------------------------------------
                     IRA account
                       Initial investment              $500
                     --------------------------------------
                       Subsequent investment            $50
                     --------------------------------------
                     Automatic investment plan
                     (minimum/maximum)         $50/$250,000
                     --------------------------------------
                     Minimum account balance         $1,000
                     --------------------------------------

         The funds and their service providers reserve the right to waive or modify the investment minimums from time to time at their discretion.

         Service plan


         The Scudder International Select Equity Fund has adopted a service plan for its Investment Class shares. Under the plan, the fund pays service fees at an aggregate annual rate of up to 0.25% of the fund's average daily net assets for its Investment Class shares. The fees are compensation to financial advisors for providing personal services and/or account maintenance services to their customers. In the event that your service plan is terminated, your shares will be converted to Institutional Class shares of the fund.


28  |  Buying and Selling Investment Class Shares


Policies You Should Know About


         Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on distributions and taxes, applies to all investors, including those investing through a financial advisor.



         If you are investing through a financial advisor, check the materials you received from them about how to buy and sell shares. As a general rule, you should follow the information in those materials wherever it contradicts the information given here. Please note that a financial advisor may charge its own fees separate from those charged by each fund.



         In either case, keep in mind that the information in this prospectus applies only to each fund's Investment Class. The funds have other share classes, which are described in separate prospectuses and which have different fees, requirements and services.



         In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your financial advisor or call (800) 621-1048.


         Policies about transactions


         Each fund is open for business each day the New York Stock Exchange is open. Each fund calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). You can place an order to buy or sell shares at any time.



         To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: When you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. Some or all of this information will be used to verify the identity of all persons opening an account.


                                          Policies You Should Know About  |  29




         We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity, and in some cases the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.



         We will attempt to collect any missing required and requested information by contacting you or your financial advisor. If we are unable to obtain this information within the time frames established by each fund then we may reject your application and order.



         Each fund will not invest your purchase until all required and requested identification information has been provided and your application has been submitted in "good order." After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated.



         If we are unable to verify your identity within time frames established by a fund, after a reasonable effort to do so, you will receive written notification.



         The funds generally will not accept new account applications to establish an account with a non-U.S. address (APO/FPO and U.S. territories are acceptable) or for a non-resident alien.



         Because orders placed through financial advisors must be forwarded to the transfer agent before they can be processed, you'll need to allow extra time. Your financial advisor should be able to tell you when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.




         ScudderACCESS, the Scudder Automated Information Line, is available 24 hours a day by calling (800) 972-3060. You can use ScudderACCESS to get information on Scudder funds generally and on accounts held directly at Scudder. You can also use it to make exchanges and sell shares.


         QuickBuy and QuickSell let you set up a link between a Scudder account and a bank account. Once this link is in place, you can move money between the two with a phone call. You'll need to


30  |  Policies You Should Know About



         make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed and there is a $50 minimum and a $250,000 maximum. To set up QuickBuy or QuickSell on a new account, see the account application; to add it to an existing account, call (800) 621-1048.



         Telephone and Electronic Transactions. You are automatically entitled to telephone and electronic transaction privileges, but you may elect not to have them when you open your account or by contacting Shareholder Services at a later date.



         Since many transactions may be initiated by telephone or electronically, it's important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur as a result. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.





         If you pay for shares by check and the check fails to clear, or if you order shares by phone and fail to pay for them by 4:00 pm (Eastern time) the next business day, we have the right to cancel your order, hold you liable or charge you or your account for any losses or fees the fund or its agents have incurred. To sell shares, you must state whether you would like to receive the proceeds by wire or check.





Each fund accepts payment for shares only in US dollars by check, by bank or Federal Funds wire transfer, or by electronic bank transfer. Please note that we cannot accept cash, traveler's checks, starter checks, money orders, third party checks, checks drawn on foreign banks or checks issued by credit card companies or Internet-based companies.


When you ask us to send or receive a wire, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are generally completed within 24 hours. The funds can only send wires of $1,000 or more and accept wires of $50 or more.

 The Scudder Web site can be a valuable resource for shareholders with Internet access. Go to www.scudder.com to get up-to-date information, review balances or even place orders for exchanges.

                                          Policies You Should Know About  |  31




         Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are also two circumstances when it could be longer: when you are selling shares you bought recently by check and that check hasn't cleared yet (maximum delay: 10 days) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes may also be delayed when you are selling recently purchased shares.





         Exchanges are a shareholder privilege, not a right: we may reject any exchange order or require a shareholder to own shares of a fund for 15 days before we process the order for the other fund, particularly when there appears to be a pattern of "market timing" or other frequent purchases and sales. We may also reject or limit purchase orders, for these or other reasons. However, there is no assurance that these policies will be effective in limiting the practice of market timing in all cases.



         We do not issue share certificates. However, if you currently have shares in certificated form, you must include the share certificates properly endorsed or accompanied by a duly executed stock power when exchanging or redeeming shares. You may not exchange or redeem shares in certificate form by telephone or via the Internet.


         When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. The only exception is if you want money wired to a bank account that is already on file with us; in that case, you don't need a signature guarantee. Also, you don't generally need a signature guarantee for an exchange, although we may require one in certain other circumstances.


A signature guarantee is simply a certification of your signature -- a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange, or any member or participant of an approved signature guarantor program. Note that you can't get a signature


   If you ever have difficulty placing an order by phone or fax, you can always send us your order in writing.

32  |  Policies You Should Know About


         guarantee from a notary public and we must be provided with the original guarantee.




         Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your financial advisor for more information.




         Short-term redemption fee


         The Scudder International Select Equity Fund may charge a short-term redemption fee of 2.00% of the net asset value of the Investment Class shares being redeemed (either by selling or exchanging into another fund) within 60 days of purchase. This fee will compensate the fund for expenses directly related to the redemption of fund shares, discourage short-term investment in the fund and facilitate more efficient portfolio management.


         The short-term redemption fee is withheld from redemption proceeds. This fee is not a deferred sales charge and is not a commission. The fee is paid to the fund.

         The short-term redemption fee does not apply to:

         . Shares acquired through reinvestment of dividends and other distributions;

         . Shares of the Scudder International Select Equity Fund in an account which is closed by us because it fails to meet the minimum balance requirements; and


         . Shares held by certain 401(k) plans, similar individual account plans or profit sharing plans.



         The short-term redemption fee may apply to shares held through certain omnibus accounts. With regard to these accounts, the fund reserves the right, in its sole discretion, to impose (or not to impose) the short-term redemption fee in the future. The fund will make this determination after considering, among other things, the fund's costs of processing redemptions from these accounts. You should consult with your retirement plan administrator or omnibus account representative to determine whether the redemption fee is applicable to your shares.


                                          Policies You Should Know About  |  33




         The fund will use the "first-in, first-out" method to determine your holding period. If you have purchased shares at various times, the shares held the longest will be redeemed first for the purposes of determining whether or not the redemption fee will be applied. If your holding period is less than 60 days, the short-term redemption fee will be assessed on the net asset value of those shares calculated at the time the redemption is effected.


         How the funds calculate share price




         To calculate net asset value per share or NAV, the share class uses the following equation:


                    TOTAL ASSETS - TOTAL LIABILITIES  =   NAV
                   ----------------------------------
                   TOTAL NUMBER OF SHARES OUTSTANDING



         The Scudder International Select Equity Fund may charge a short-term redemption fee equal to 2.00% of the value of the Investment Class Shares redeemed (either by selling the shares or exchanging the shares into another fund) within 60 days of purchase.



         The price at which you buy and sell shares is the NAV.





         We typically value securities using market quotations or information furnished by a pricing service. However, we may use methods approved by a fund's Board that are intended to reflect fair value when market quotations or pricing service information are not readily available or when a security's value is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market). In such a case, a fund's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale.



         To the extent that a fund invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell fund shares. This is



34  |  Policies You Should Know About



         because some foreign markets are open on days or at times when the funds don't price their shares.

         Other rights we reserve

         You should be aware that we may do any of the following:

         . withdraw or suspend the offering of shares at any time


         . withhold a portion of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding, or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding



         . reject a new account application if you don't provide any required or requested identifying information, or for other reasons



         . refuse, cancel or rescind any purchase or exchange order; freeze any account (meaning you will not be able to purchase fund shares in your account); suspend account services; and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in a fund's best interest or when a fund is requested or compelled to do so by governmental authority or by applicable law



         . close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your fund shares will be redeemed at the net asset value per share next calculated after we determine to close your account (less any applicable redemption fees); you may be subject to gain or loss on the redemption of your fund shares and you may incur tax liability


         . close your account and send you the proceeds if your balance falls below $1,000. We will give you 60 days' notice (90 days for retirement accounts) so you can either increase your balance or close your account (these policies don't apply to investors with $100,000 or more in Scudder fund shares or in any case where a fall in share price created the low balance)




         . pay you for shares you sell by "redeeming in kind," that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; a fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the fund's net assets, whichever is less


                                          Policies You Should Know About  |  35




         . change, add, or withdraw various services, fees and account policies
           (for example, we may change or terminate the exchange privilege or adjust a fund's investment minimum at any time)


         . suspend or postpone redemptions during periods when the New York
           Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents a fund from disposing of its portfolio securities or pricing its shares

Understanding Distributions and Taxes


         By law, a mutual fund is required to pass through to its shareholders virtually all of its net earnings. A fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (A fund's earnings are separate from any gains or losses stemming from your own purchase and sale of shares.) A fund may not always pay a distribution for a given period.



         Each fund intends to pay dividends and distributions to their shareholders annually in December and, if necessary, may do so at other times as well.



         For federal income tax purposes, income and capital gains distributions are generally taxable. However, distributions by the funds to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable.



You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in fund shares (at NAV), all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested. Distributions are taxable whether you receive them in cash or reinvest them in additional shares. For retirement plans, reinvestment is the only option.


  Because each shareholder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.

36  |  Understanding Distributions and Taxes



         Buying and selling fund shares will usually have tax consequences for you (except in an IRA or other tax-advantaged account). Your sale of shares may result in a capital gain or loss for you; whether long-term or short-term depends on how long you owned the shares. For tax purposes, an exchange is the same as a sale.


         The tax status of a fund's earnings you receive and your own fund transactions generally depends on their type:



 Generally taxed at capital               Generally taxed at ordinary
 gains rates:                             income rates:
 ------------------------------------------------------------------------------
 Taxable distributions from a fund
 .gains from the sale of securities held  .gains from the sale of securities
  by the fund for more than one year       held by a fund for one year or less
 .qualified dividend income               .all other taxable income
 ------------------------------------------------------------------------------
 Transactions involving fund shares
 .gains from selling fund shares held     .gains from selling fund shares held
  for more than one year                   for one year or less
 ------------------------------------------------------------------------------




         Any investments in foreign securities may be subject to foreign withholding taxes. In that case, a fund's yield on those securities would be decreased. Shareholders may be able to claim a credit or deduction with respect to foreign taxes. In addition, any investments in foreign securities or foreign currencies may increase or accelerate a fund's recognition of ordinary income and may affect the timing or amount of a fund's distributions.



         For taxable years beginning on or before December 31, 2008, distributions of investment income designated by a fund as derived from qualified dividend income are eligible for taxation in the hands of individuals at long-term capital gain rates. Qualified dividend income generally includes dividends from domestic and some foreign corporations. In addition, each fund must meet holding period and other requirements with respect to the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the fund's shares for the lower rates to apply.



         For taxable years beginning on or before December 31, 2008, the maximum long-term capital gains rate applicable to individuals has


                                   Understanding Distributions and Taxes  |  37



         been reduced to 15%. For more information, see the Statement of Additional Information under "Taxes."



         Your fund will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions you received. They also have certain details on your purchases and sales of shares. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.



         If you invest right before a fund pays a dividend, you'll be getting some of your investment back as a taxable dividend. You can avoid this, if you want, by investing after the fund pays a dividend. In tax-advantaged retirement accounts you don't need to worry about this.





38  |  Understanding Distributions and Taxes


Notes
--------------------------------------------------------------------------------




To Get More Information



Shareholder reports -- These include commentary from each fund's management team about recent market conditions and the effects of the fund's strategies on its performance. They also have detailed performance figures, a list of everything the fund owns, and its financial statements. Shareholders get these reports automatically.


Statement of Additional Information (SAI) -- This tells you more about each fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).


For a free copy of any of these documents or to request other information about each fund, call (800) 621-1048, or contact Scudder Investments at the address listed below. These documents and other information about each fund are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about each fund, including each fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 942-8090.



Scudder Investments
---------------------------------------------------------
222 South Riverside Plaza
Chicago, IL 60606-5808
www.scudder.com
(800) 621-1048

Distributor
Scudder Distributors, Inc.
222 South Riverside Plaza
Chicago, IL 60606-5808



                                    [GRAPHIC]
SCUDDER
INVESTMENTS


[LOGO]
A Member of
Deutsche Asset Management
SEC
Public Reference Section
Washington, D.C. 20549-0102
www.sec.gov
(202) 942-8090


               SEC File Numbers:
               Scudder International Equity Fund        881-4760
               Scudder International Select Equity Fund 811-8006




                                    [GRAPHIC]



  Printed on recycled paper.  (02/28/04) SGINTF3-1-IV

                 Premier Class
Prospectus


                       February 28, 2004



                Scudder International Select Equity Fund


As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.




Contents


How the Fund Works

 4  The Fund's Main Investment
    Strategy

 6  The Main Risks of Investing in
    the Fund

 8  The Fund's Performance History

10  How Much Investors Pay

11  Other Policies and Secondary
    Risks

13  Who Manages and Oversees
    the Fund

16  Financial Highlights


How to Invest in the Fund

18  Buying and Selling Premier
    Class Shares

22  Policies You Should Know
    About

28  Understanding Distributions
    and Taxes



How the Fund Works

On the next few pages, you'll find information about this fund's investment goal, the main strategies it uses to pursue that goal and the main risks that could affect performance.


Whether you are considering investing in the fund or are already a shareholder, you'll probably want to look this information over carefully. You may want to keep it on hand for reference as well.


Remember that mutual funds are investments, not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down and you could lose money by investing in them.



              Premier Class

ticker symbol MGIPX
  fund number 599

  Scudder International Select Equity Fund

         The Fund's Main Investment Strategy

         The fund seeks capital appreciation. Under normal circumstances, the fund invests at least 80% of its assets, determined at the time of purchase, in equity securities and other securities with equity characteristics.

         The fund primarily invests in the countries that make up the MSCI EAFE(R) Index. The MSCI EAFE(R) Index tracks stocks in Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. At least 50% of the fund's assets will be invested in securities that are represented in the MSCI EAFE(R) Index. However, the fund may invest up to 50% of its total assets in non-Index securities of companies located in the countries that make up the Index.

         The MSCI EAFE(R) Index has a median market capitalization of approximately $2.6 billion. Under normal market conditions, the fund invests in securities of issuers with a minimum market capitalization of $500 million.

--------------------------------------------------------------------------------

OTHER INVESTMENTS The fund may also invest up to 20% of its assets in cash equivalents, US investment grade fixed income securities and US stocks and other equities. Although not one of its principal investment strategies, the fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). In particular, the fund may use futures, currency options and forward currency transactions. The portfolio managers may use these and other types of derivatives in circumstances where the portfolio managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. (See "Other Policies and Secondary Risks" for more information.)




4  |  Scudder International Select Equity Fund




         The portfolio managers seek to identify a focused list of approximately 30 to 40 companies that offer, in their opinion, the greatest upside potential on a rolling 12-month view. The portfolio managers use an entirely bottom-up approach, with no active allocation among countries, regions or industries.


         The portfolio managers' process begins with a broad universe of equity securities of issuers located in the countries that make up the MSCI EAFE(R) Index. The universe includes all securities in the Index and a large number of securities not included in the Index but whose issuers are located in the countries that make up the Index.

         Teams of analysts worldwide screen the companies in the universe to identify those with high and sustainable return on capital and long-term prospects for growth. The portfolio managers focus on companies with real cash flow on investment rather than published earnings. The research teams rely on information gleaned from a variety of sources and perspectives, including broad trends such as lifestyle and technological changes, industry cycles and regulatory changes, quantitative screening and individual company analysis.


         Based on this fundamental research, the portfolio managers set a target price objective (the portfolio managers' opinion of the intrinsic value of the security) for each security and rank the securities based on these target price objectives. The portfolio managers apply a strict buy and sell strategy. The top 30 to 40 stocks in the ranking are purchased for the fund. Stocks are sold when they meet their target price objectives or when the portfolio managers revise price objectives downward. In implementing this strategy, the fund may experience a high portfolio turnover rate.


                                 Scudder International Select Equity Fund  |  5


         The Main Risks of Investing in the Fund

         There are several risk factors that could hurt the fund's performance, cause you to lose money or make the fund perform less well than other investments.


         Stock Market Risk. Although individual stocks can outperform their local markets, deteriorating market conditions might cause an overall weakness in the stock prices of the entire market, including stocks held by the fund.


         Security Selection Risk. A risk that pervades all investing is the risk that the securities in the fund's portfolio will decline in value.


         Foreign Investment Risk. Foreign markets often exhibit more volatility than those in the US. Investing in foreign securities involves greater risk than investing in US securities for various reasons, including:


         . Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits. While these political risks have not occurred recently in the major countries in which the fund invests, they may in the future.


         . Information Risk. Financial reporting standards for companies based in foreign markets are often less stringent than those applicable to US companies and may present an incomplete or misleading picture of a foreign company.


.. Liquidity Risk. Securities that trade infrequently or in low volumes can be more difficult or more costly to buy, or to sell, than more liquid or active securities. This liquidity risk is a factor of the trading volume of a particular security, as well as the size and liquidity of the entire local market. On the whole, foreign markets are smaller and less liquid than the US market. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell a security in an orderly fashion at a price that approaches the portfolio managers' estimate of its value.


 The fund is designed for individuals who are seeking high capital appreciation and are willing to accept the risks of investing in the stocks of foreign companies.

6  |  Scudder International Select Equity Fund



         . Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.


         . Currency Risk. The fund invests in foreign securities denominated in foreign currencies. To the extent that the fund is exposed to non-dollar currencies, if these currencies decline in value relative to the dollar, it may reduce gains or increase losses.


         Futures and Options. Although not one of its principal investment strategies, the fund may invest in futures and options, which are types of derivatives. Risks associated with derivatives include:

         . the derivative is not well correlated with the security, index or currency for which it is acting as a substitute;

         . derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities;

         . the risk that the fund cannot sell the derivative because of an illiquid secondary market; and

         . futures contracts and options on futures contracts used for non-hedging purposes involve greater risks than stock investments.


         Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the fund has valued its securities too highly, you may end up paying too much for fund shares when you buy into the fund. If the fund underestimates their price, you may not receive the full market value for your fund shares when you sell.


                                 Scudder International Select Equity Fund  |  7


The Fund's Performance History

While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.


The bar chart shows how the performance for the fund's Premier Class shares has varied from year to year, which may give some idea of risk. The table on the following page shows how fund performance compares with a broad-based market index (which, unlike the fund, does not have any fees, taxes or expenses). The performance of both the fund and the index varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).


The table shows returns on a before-tax and after-tax basis. After-tax returns are estimates calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Scudder International Select Equity Fund

          Annual Total Returns (%) as of 12/31 each year Premier Class
                                    [CHART]

 2001       2002       2003
------     ------     ------
-16.34     -13.93      32.67


 For the periods included in the bar chart:

 Best Quarter: 16.34%, Q2 2003Worst Quarter: -18.13%, Q3 2002


8  |  Scudder International Select Equity Fund



        Average Annual Total Returns (%) as of 12/31/2003
                                                1 Year Since Inception*
        ---------------------------------------------------------------
        Premier Class
        ---------------------------------------------------------------
         Return before Taxes                    32.67       -8.62
        ---------------------------------------------------------------
         Return after Taxes on Distributions    32.58       -9.64
        ---------------------------------------------------------------
         Return after Taxes on Distributions
         and Sale of Fund Shares                21.80       -7.69
        ---------------------------------------------------------------
        Index (reflects no deductions for fees,
        expenses or taxes)                      38.59       -5.14
        ---------------------------------------------------------------


Index: The MSCI EAFE Index is an unmanaged index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East.

* Premier Class commenced operations on February 29, 2000.

Total returns would have been lower if operating expenses hadn't been reduced.

--------------------------------------------------------------------------------

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or
(800) 621-1048 or visit our Web site at www.scudder.com.


--------------------------------------------------------------------------------

The Return after Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number only represents the fund's taxable distributions, not a shareholder's gain or loss from selling fund shares.

The Return after Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund's taxable distributions and a shareholder's gain or loss from selling fund shares.

                                 Scudder International Select Equity Fund  |  9


How Much Investors Pay

The table below describes the fees and expenses that you may pay if you buy and hold fund shares.


           Fee Table

           Shareholder Fees, paid directly from your investment None
           ----------------------------------------------------------

           Annual Operating Expenses, deducted from fund assets
           ----------------------------------------------------------
           Management Fee                                       0.70%
           ----------------------------------------------------------
           Distribution (12b-1) Fees                            None
           ----------------------------------------------------------
           Other Expenses/1/                                    0.33
           ----------------------------------------------------------
           Total Annual Operating Expenses                      1.03
           ----------------------------------------------------------
           Less Fee Waiver/Expense Reimbursements               0.13
           ----------------------------------------------------------
           Total Net Annual Operating Expenses/2/               0.90
           ----------------------------------------------------------



/1/ "Other Expenses" are restated to reflect a reduction in certain current fees.


/2/ The advisor and administrator have contractually agreed through February
    28, 2005, to waive their fees and reimburse expenses so that the total operating expense ratio (excluding extraordinary expenses) remains at the level indicated as "Total Net Annual Operating Expenses"). This waiver excludes 0.01% of interest charges on fund borrowings.


Based on the costs above (including one year of capped expenses in each period), this example helps you compare this fund's expenses to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.


                 Example       1 Year 3 Years 5 Years 10 Years
                 Premier Class  $92    $315    $556    $1,248
                 ---------------------------------------------


10  |  Scudder International Select Equity Fund


Other Policies and Secondary Risks


         While the sections on the previous pages describe the main points of the fund's strategy and risks, there are a few other issues to know about:



         Other policies


         . The fund's objectives are not fundamental policies. We must notify shareholders before we change them, but we do not require their approval to do so.


         . The fund may trade securities actively. This could raise transaction costs (thus lowering return) and could result in higher taxable distributions.



         . As a temporary defensive measure, the fund could shift up to 100% of assets into investments such as money market securities or other short-term bonds that offer comparable safety. This could prevent losses but, while engaged in a temporary defensive position, the fund may not achieve its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.




         . The fund's equity investments are mainly common stocks, but may also include other types of equities such as preferred or convertible stocks.


         Secondary risks




         IPO Risk. IPOs may be very volatile, rising and falling rapidly based, among other reasons, on investor perceptions rather than economic reasons. Additionally, IPOs may have a magnified performance on the fund so long as the fund has a small asset base. The fund may not experience a similar impact on its performance as its assets grow because it is unlikely the fund will be able to obtain proportionately larger IPO allocations.

                                      Other Policies and Secondary Risks  |  11



         Small Company Risk. To the extent that the fund invests in small capitalization companies, it will be more susceptible to share price fluctuations, since small company stocks tend to experience steeper fluctuations in price -- down as well as up -- than the stocks of larger companies. A shortage of reliable information, the same information gap that creates opportunity in small company investing, can also pose added risk. Industrywide reversals may have a greater impact on small companies, since they lack a large company's financial resources. Finally, small company stocks are typically less liquid than large company stocks. Particularly when they are performing poorly, a small company's shares may be more difficult to sell.

         For more information

         This prospectus doesn't tell you about every policy or risk of investing in the fund.

         If you want more information on the fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

         Keep in mind that there is no assurance that any mutual fund will achieve its goal.

12  |  Other Policies and Secondary Risks


Who Manages and Oversees the Fund


         The investment advisor





         Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.



         Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.





         Deutsche Asset Management Investment Services Ltd. ("DeAMIS"), with headquarters at One Appold Street, London, England, acts as investment advisor for the fund. DeAMIS makes the fund's investment decisions. DeAMIS buys and sells securities for the fund and conducts the research that leads to the purchase and sale decisions. DeAMIS is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.


         DeAMIS is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.


         The advisor receives a management fee of 0.70% from the fund. Below is the actual rate paid by the fund for the most recent fiscal year, as a percentage of the fund's average daily net assets:



               Fund Name                                Fee Paid
               Scudder International Select Equity Fund  0.70%
               -------------------------------------------------


                                       Who Manages and Oversees the Fund  |  13



         Regulatory Update



         As are many other mutual fund complexes, Scudder is conducting an ongoing review of market timing in the Scudder Funds -- including trading by clients, employees and ex-employees. Market timing refers generally to the frequent trading in and out of mutual fund shares in order to take advantage of pricing inefficiences.



         Scudder has identified an investment advisory firm that had an arrangement with the organization that resulted in frequent trading, including trading in your fund, inconsistent with registration statement policies. We are currently investigating the extent of such trading and whether it caused dilution. The arrangement with the outside management investment advisory firm began before the new Scudder management team was in place in 2002. In early 2003, management initiated steps that led to the subsequent termination of the arrangement. Scudder will work with your fund's board to establish an appropriate measure of dilution losses, if any, related to the trading, and reimbursement for those losses.



         The inquiry into market timing in the Scudder Funds is ongoing.
         Scudder has provided information about the preliminary results of its review to the appropriate regulators and to the fund boards. Scudder continues to cooperate with each regulator that has sought information.


14  |  Who Manages and Oversees the Fund



         The portfolio managers

         The following people handle the day-to-day management of the fund.


   Alexander Tedder                      Matthias Knerr
   Managing Director, Deutsche Asset     CFA, Director, Deutsche Asset
   Management, and Lead Manager of       Management and Co-Manager of the
   the funds.                            funds.
   . Joined the investment advisor in    . Joined Deutsche Asset
     1994. Prior to that, was a            Management in 1995.
     European analyst and                . Head of the Capital Goods Global
     representative for Schroders.         Sector Team: London.
   . 14 years of investment industry     . Portfolio manager for EAFE
     experience.                           Equities and Global Equities.
   . Fluent in German, French, Italian   . BS, Pennsylvania State University.
     and Spanish.                        Sangita Uberoi
   . Masters in Economics and            CFA, Director, Deutsche Asset
     Business Administration from        Management and Co-Manager of the
     Freiburg University.                funds.
   Clare Gray                            . Joined Deutsche Asset
   CFA, Director, Deutsche Asset           Management in 1994.
   Management and Co-Manager of the      . Head of the Global Equity
   funds.                                  Research Team for Consumer
   . Joined the investment advisor in      Goods, Retail and Leisure Sector:
     1993.                                 London.
   . Over ten years of investment        . Portfolio manager for EAFE
     industry experience.                  Equities.
   . BS, Cornell University.             . Previously 2 years of experience in
                                           equity research and investments
                                           at Lehman Brothers and Smith
                                           Barney.
                                         . BA, Tufts University.


                                       Who Manages and Oversees the Fund  |  15


Financial Highlights

This table is designed to help you understand the fund's financial performance in recent years. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in the fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the fund's financial statements, is included in the fund's annual report (see "Shareholder reports" on the back cover).
Scudder International Select Equity Fund -- Premier Class


Years Ended October 31,                            2003     2002     2001    2000/a/

Selected Per Share Data
--------------------------------------------------------------------------------------
Net asset value, beginning of period             $ 13.28  $ 14.37  $ 21.48  $ 27.67
--------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                    .22/b/   .15/b/      .08      .07
--------------------------------------------------------------------------------------
  Net realized and unrealized gain
  (loss) on investment transactions                 2.53    (1.19)   (5.08)   (6.26)
--------------------------------------------------------------------------------------
  Total from investment operations                  2.75    (1.04)   (5.00)   (6.19)
--------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                             (.11)    (.05)    (.12)      --
--------------------------------------------------------------------------------------
  Net realized and unrealized gain
  (loss) on investment transactions                   --       --    (1.99)      --
--------------------------------------------------------------------------------------
  Total distributions                               (.11)    (.05)   (2.11)      --
--------------------------------------------------------------------------------------
  Redemption fees                                  --/c/       --       --       --
--------------------------------------------------------------------------------------
Net asset value, end of period                   $ 15.92  $ 13.28  $ 14.37  $ 21.48
--------------------------------------------------------------------------------------
Total Return (%)/d/                                20.84    (7.31)  (25.44)  (22.37)**
--------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------------
Net assets, end of period ($ millions)               251      148      159      214
--------------------------------------------------------------------------------------
Ratio of expenses before expense reductions
(includes interest expense paid by the Fund) (%)    1.08     1.18     1.16     1.15*
--------------------------------------------------------------------------------------
Ratio of expenses after expense reductions
(includes interest expense paid by the Fund) (%)     .90      .91      .91      .90*
--------------------------------------------------------------------------------------
Ratio of expenses after expense reductions
(excludes interest expense paid by the Fund) (%)     .90      .90      .90      .90*
--------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)           1.55     1.04      .52      .56*
--------------------------------------------------------------------------------------
Portfolio turnover rate (%)                          160      178      220      233
--------------------------------------------------------------------------------------


/a/ For the period February 29, 2000 (commencement of sales of Premier Class shares) to October 31, 2000.
/b/ Based on average shares outstanding during the period.

/c/ Amount is less than $.005


/d/ Total return would have been lower had certain expenses not been reduced.

* Annualized
** Not annualized

16  |  Financial Highlights


How to Invest in the Fund


The following pages tell you how to invest in the fund and what to expect as a shareholder.


If you're investing directly with Scudder, all of this information applies to you.





If you're investing through a service agent -- for example, a workplace retirement plan, financial supermarket or financial advisor -- your service agent may have its own policies or instructions, and you should follow those.





Buying and Selling Premier Class Shares


         You may buy Premier Class shares through your securities dealer or through any financial institution that is authorized to act as a shareholder servicing agent ("financial advisor"). Contact them for details on how to enter and pay for your order. The fund's investment advisor, administrator or their affiliates may provide compensation to service agents for distribution, administrative and promotional services.



         You may also buy Premier Class shares by sending your check (along with a completed Application Form) directly to the transfer agent.



         Your purchase order may not be accepted if the fund withdraws the offering of fund shares, the sale of fund shares has been suspended or if it is determined that your purchase would be detrimental to the interests of the fund's shareholders.


         Investment minimums

         Your initial investment must be at least $5,000,000. The minimum subsequent investment requirement is $1,000,000. The fund and its service providers reserve the right to waive or reduce the investment minimums from time to time at their discretion.

18  |  Buying and Selling Premier Class Shares



         How to contact the Transfer Agent

         By Phone:                  (800) 621-1048
         --------------------------------------------------------------
         First Investments          Scudder Investments Service Company
         By Mail:                   P.O. Box 219356
                                    Kansas City, MO 64121-9356
         --------------------------------------------------------------
         Additional Investments     Scudder Investments Service Company
         By Mail:                   P.O. Box 219154
                                    Kansas City, MO 64121-9154
         --------------------------------------------------------------
         By Overnight Mail:         Scudder Investments Service Company
                                    811 Main Street
                                    Kansas City, MO 64105-2005
         --------------------------------------------------------------
         By Fax (for exchanging and (800) 821-6234
         selling shares only):
         --------------------------------------------------------------

         You can reach ScudderACCESS, the Scudder automated information line, 24 hours a day, 7 days a week by calling (800) 972-3060.

         How to open your fund account


              MAIL: Complete and sign the account application
                    that accompanies this prospectus. (You may
                    obtain additional applications by calling the
                    transfer agent.) Mail the completed
                    application along with a check payable to:
                    "Scudder International Select Equity Fund
                    -- Premier Class -- 599" to the Transfer
                    Agent. The addresses are shown under
                    "How to contact the Transfer Agent."
              ---------------------------------------------------
              WIRE: Call the transfer agent to set up a wire
                    account.
              ---------------------------------------------------



         Please note that we cannot activate your account until we receive a completed application.


                                 Buying and Selling Premier Class Shares  |  19



         How to buy and sell shares

         MAIL:

         Buying: Send your check, payable to "Scudder International Select Equity Fund Premier Class -- 599," to the transfer agent. The addresses are shown above under "How to contact the Transfer Agent." Be sure to include the fund number and your account number (see your account statement) on your check. If you are investing in more than one fund, make your check payable to "Scudder Funds" and include your account number, the names and numbers of the funds you have selected, and the dollar amount or percentage you would like invested in each fund.

         Selling: Send a signed letter to the transfer agent with your name, your fund number and account number, the fund's name, and either the number of shares you wish to sell or the dollar amount you wish to receive. You must leave at least $5,000,000 worth of shares in your account to keep it open. Unless exchanging into another Scudder fund, you must submit a written authorization to sell shares in a retirement account.

         WIRE:


         Buying: You may buy shares by wire only if your account is authorized to do so. Please note that you or your financial advisor must call Shareholder Services at (800) 621-1048 to notify us in advance of a wire transfer purchase. Inform Shareholder Services of the amount of your purchase and receive a trade confirmation number. Instruct your bank to send payment by wire using the wire instructions noted below. All wires must be received by 4:00 p.m. (Eastern time) on the next business day following your purchase.




20  |  Buying and Selling Premier Class Shares



            Bank Name:  Deutsche Bank Trust Company Americas
            -------------------------------------------------------
            Routing No: 021001033
            -------------------------------------------------------
            Attn:       Scudder Funds
            -------------------------------------------------------
            DDA No:     00-226-296
            -------------------------------------------------------
            FBO:        (Account name)
                        (Account number)
            -------------------------------------------------------
            Credit:     Scudder International Select Equity Fund --
                        Premier Class -- 599
            -------------------------------------------------------

         Refer to your account statement for the account name and number. Wire transfers normally take two or more hours to complete. Wire transfers may be restricted on holidays and at certain other times. If your wire is not received by 4:00 pm (Eastern time) on the next business day after the fund receives your request to purchase shares, your transaction will be canceled at your expense and risk.


         Selling: You may sell shares by wire only if your account is authorized to do so. You will be paid for redeemed shares by wire transfer of funds to your financial advisor or bank upon receipt of a duly authorized redemption request as promptly as feasible. For your protection, you may not change the destination bank account over the phone. To sell by wire, contact your financial advisor or Shareholder Services at (800) 621-1048. Inform Shareholder Services of the amount of your redemption and receive a trade confirmation number. The minimum redemption by wire is $1,000. The fund and its service providers reserve the right to waive the minimum from time to time at their discretion. We must receive your order by 4:00 p.m. (Eastern time) to wire your account the next business day.


         TELEPHONE TRANSACTIONS:


         You may place orders to buy and sell over the phone by calling your financial advisor or Shareholder Services at (800) 621-1048. If your shares are in an account with the transfer agent, you may (1) redeem by check in an amount up to $100,000, or by wire (minimum $1,000), or
         (2) exchange the shares for Premier Class shares of another Scudder fund by calling Shareholder Services.


                                 Buying and Selling Premier Class Shares  |  21


Policies You Should Know About


         Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on distributions and taxes, applies to all investors, including those investing through a financial advisor.



         If you are investing through a financial advisor, check the materials you received from them about how to buy and sell shares. As a general rule, you should follow the information in those materials wherever it contradicts the information given here. Please note that a financial advisor may charge its own fees separate from those charged by the fund.



         In either case, keep in mind that the information in this prospectus applies only to the fund's Premier Class. The fund has other share classes, which are described in separate prospectuses and which have different fees, requirements and services.



         In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your financial advisor or call (800) 621-1048.


         Policies about transactions


         The fund is open for business each day the New York Stock Exchange is open. The fund calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). You can place an order to buy or sell shares at any time.



To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: When you open an account, we will ask for your name, address, date of birth and other information that will allow us to


 The Scudder Web site can be a valuable resource for shareholders with Internet access. Go to www.scudder.com to get up-to-date information, review balances or even place orders for exchanges.

22  |  Policies You Should Know About



         identify you. Some or all of this information will be used to verify the identity of all persons opening an account.



         We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity, and in some cases the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.



         We will attempt to collect any missing required and requested information by contacting you or your financial advisor. If we are unable to obtain this information within the time frames established by the fund then we may reject your application and order.



         The fund will not invest your purchase until all required and requested identification information has been provided and your application has been submitted in "good order." After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated.



         If we are unable to verify your identity within time frames established by the fund, after a reasonable effort to do so, you will receive written notification.



         The fund generally will not accept new account applications to establish an account with a non-U.S. address (APO/FPO and U.S. territories are acceptable) or for a non-resident alien.



         Because orders placed through financial advisors must be forwarded to the transfer agent before they can be processed, you'll need to allow extra time. Your financial advisor should be able to tell you when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.




         ScudderACCESS, the Scudder Automated Information Line, is available 24 hours a day by calling (800) 972-3060. You can use ScudderACCESS to get information on Scudder funds generally and on accounts held directly at Scudder. You can also use it to make exchanges and sell shares.

                                          Policies You Should Know About  |  23




         Telephone and Electronic Transactions. You are automatically entitled to telephone and electronic transaction privileges, but you may elect not to have them when you open your account or by contacting Shareholder Services at a later date.


         Since many transactions may be initiated by telephone or electronically, it's important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur as a result. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.






         If you pay for shares by check and the check fails to clear, or if you order shares by phone and fail to pay for them by 4:00 pm (Eastern time) the next business day, we have the right to cancel your order, hold you liable or charge you or your account for any losses or fees the fund or its agents have incurred. To sell shares, you must state whether you would like to receive the proceeds by wire or check.



         The fund accepts payment for shares only in US dollars by check, by bank or Federal Funds wire transfer, or by electronic bank transfer. Please note that the fund cannot accept cash, traveler's checks, starter checks, money orders, third party checks, checks drawn on foreign banks or checks issued by credit card companies or Internet-based companies.





         Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are also two circumstances when it could be longer: when you are selling shares you bought recently by check and that check hasn't cleared yet (maximum delay: 10 days) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes may also be delayed when you are selling recently purchased shares.





   If you ever have difficulty placing an order by phone or fax, you can always send us your order in writing.

24  |   Policies You Should Know About



         When you ask us to send or receive a wire, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are generally completed within 24 hours. The fund can only send wires of $1,000 or more and accept wires of $50 or more.


         We do not issue share certificates. However, if you currently have shares in certificated form, you must include the share certificates properly endorsed or accompanied by a duly executed stock power when exchanging or redeeming shares. You may not exchange or redeem shares in certificate form by telephone or via the Internet.



         Exchanges are a shareholder privilege, not a right: we may reject any exchange order or require a shareholder to own shares of the fund for 15 days before we process the order for the other fund, particularly when there appears to be a pattern of "market timing" or other frequent purchases and sales. We may also reject or limit purchase orders, for these or other reasons. However, there is no assurance that these policies will be effective in limiting the practice of market timing in all cases.


         When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. The only exception is if you want money wired to a bank account that is already on file with us; in that case, you don't need a signature guarantee. Also, you don't generally need a signature guarantee for an exchange, although we may require one in certain other circumstances.


         A signature guarantee is simply a certification of your signature -- a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange, or any member or participant of an approved signature guarantor program. Note that you can't get a signature guarantee from a notary public and we must be provided with the original guarantee.


                                          Policies You Should Know About  |  25




         Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your financial advisor for more information.




         How the fund calculates share price




         To calculate net asset value per share or NAV, the share class uses the following equation:


                    TOTAL ASSETS - TOTAL LIABILITIES  =   NAV
                   ----------------------------------
                   TOTAL NUMBER OF SHARES OUTSTANDING


         The price at which you buy and sell shares is the NAV.



         We typically value securities using market quotations or information furnished by a pricing service. However, we may use methods approved by the fund's Board that are intended to reflect fair value when market quotations or pricing service information are not readily available or when a security's value is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market). In such a case, the fund's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale.



         To the extent that the fund invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell fund shares. This is because some foreign markets are open on days or at times when the fund doesn't price its shares.


         Other rights we reserve

         You should be aware that we may do any of the following:

         . withdraw or suspend the offering of shares at any time


         . withhold a portion of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup


26  |  Policies You Should Know About


          withholding, or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding


         . reject a new account application if you don't provide any required or requested identifying information, or for other reasons



         . refuse, cancel or rescind any purchase or exchange order; freeze any account (meaning you will not be able to purchase fund shares in your account); suspend account services; and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in the fund's best interest or when the fund is requested or compelled to do so by governmental authority or by applicable law



         . close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your fund shares will be redeemed at the net asset value per share next calculated after we determine to close your account (less any applicable redemption fees); you may be subject to gain or loss on the redemption of your fund shares and you may incur tax liability




         . pay you for shares you sell by "redeeming in kind," that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; the fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the fund's net assets, whichever is less


         . change, add, or withdraw various services, fees and account policies
           (for example, we may change or terminate the exchange privilege or adjust the fund's investment minimum at any time)



         . redeem your shares and close your account on 60 days' notice if it fails to meet the minimum account balance requirement of $5,000,000 for any reason other than a change in market value


         . suspend or postpone redemptions during periods when the New York
           Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents the fund from disposing of its portfolio securities or pricing its shares



                                          Policies You Should Know About  |  27


Understanding Distributions and Taxes


         By law, a mutual fund is required to pass through to its shareholders virtually all of its net earnings. A fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (A fund's earnings are separate from any gains or losses stemming from your own purchase and sale of shares.) The fund may not always pay a distribution for a given period.



         The fund intends to pay dividends and distributions to its shareholders annually, in December and, if necessary, may do so at other times as well.



         For federal income tax purposes, income and capital gains distributions are generally taxable. However, distributions by the fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable.



         You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in fund shares (at NAV), all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested. Distributions are taxable, whether you receive them in cash or reinvest them in additional shares. For retirement plans, reinvestment is the only option.


Buying and selling fund shares will usually have tax consequences for you (except in an IRA or other tax-advantaged account). Your sale of shares may result in a capital gain or loss for you; whether long-term or short-term depends on how long you owned the shares. For tax purposes, an exchange is the same as a sale.
  Because each shareholder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.

28  |  Policies You Should Know About




         The tax status of the fund's earnings you receive and your own fund transactions generally depends on their type:



 Generally taxed at capital               Generally taxed at ordinary
 gains rates:                             income rates:
 ------------------------------------------------------------------------------
 Taxable distributions from the fund
 .gains from the sale of securities held  .gains from the sale of securities
  by the fund for more than one year       held by the fund for one year or
 .qualified dividend income                less
                                          .all other taxable income
 ------------------------------------------------------------------------------
 Transactions involving fund shares
 .gains from selling fund shares held     .gains from selling fund shares held
  for more than one year                   for one year or less
 ------------------------------------------------------------------------------



         Any investments in foreign securities may be subject to foreign withholding taxes. In that case, the fund's yield on those securities would be decreased. Shareholders may be able to claim a credit or deduction with respect to foreign taxes. In addition, any investments in foreign securities or foreign currencies may increase or accelerate the fund's recognition of ordinary income and may affect the timing or amount of the fund's distributions.



         For taxable years beginning on or before December 31, 2008, distributions of investment income designated by the fund as derived from qualified dividend income are eligible for taxation in the hands of individuals at long-term capital gain rates. Qualified dividend income generally includes dividends from domestic and some foreign corporations. In addition, the fund must meet holding period and other requirements with respect to the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the fund's shares for the lower rates to apply.



         For taxable years beginning on or before December 31, 2008, the maximum long-term capital gain rate applicable to individuals has been reduced to 15%. For more information, see the "Statement of Additional Information" under "Taxes."



         The fund will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions you received. They also have certain details on your purchases and sales of shares. Dividends or


                                   Understanding Distributions and Taxes  |  29


         distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.




         If you invest right before the fund pays a dividend, you'll be getting some of your investment back as a taxable dividend. You can avoid this, if you want, by investing after the fund pays a dividend. In tax-advantaged retirement accounts you don't need to worry about this.




30  |  Understanding Distributions and Taxes


Notes
--------------------------------------------------------------------------------





To Get More Information



Shareholder reports -- These include commentary from the fund's management team about recent market conditions and the effects of the fund's strategies on its performance. They also have detailed performance figures, a list of everything the fund owns, and the fund's financial statements. Shareholders get these reports automatically.


Statement of Additional Information (SAI) -- This tells you more about the fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about the fund, call (800) 621-1048, or contact Scudder Investments at the address listed below. These documents and other information about the fund are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 942-8090.


Scudder Investments
---------------------------------------------------------
222 South Riverside Plaza
Chicago, IL 60606-5808
www.scudder.com
(800) 621-1048

Distributor
Scudder Distributors, Inc.
222 South Riverside Plaza
Chicago, IL 60606-5808



                                    [GRAPHIC]
SCUDDER
INVESTMENTS


[LOGO]
A Member of
Deutsche Asset Management
SEC
Public Reference Section
Washington, D.C. 20549-0102
www.sec.gov
(202) 942-8090


               SEC File Number:
               Scudder International Select Equity Fund 811-8006


                                    [GRAPHIC]



  Printed on recycled paper.  (02/28/04) SGINTF3-1-PR

                 Global/International Funds III



Prospectus


                       February 28, 2004



                Scudder International Equity Fund
                Institutional -- Class I, Class II

                Scudder International Select Equity Fund

                Institutional Class




As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.




Contents


How the Funds Work

 4  Scudder International Equity
    Fund Institutional

12  Scudder International Select
    Equity Fund

19  Other Policies and Secondary
    Risks

21  Who Manages and Oversees
    the Funds

25  Financial Highlights



How to Invest in the Funds

29  Buying and Selling Institutional
    Class Shares

34  Policies You Should Know
    About

42  Understanding Distributions
    and Taxes



How the Funds Work

On the next few pages, you'll find information about each fund's investment goal, the main strategies each uses to pursue that goal and the main risks that could affect performance.


Whether you are considering investing in a fund or are already a shareholder, you'll probably want to look this information over carefully. You may want to keep it on hand for reference as well.


Remember that mutual funds are investments, not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down and you could lose money by investing in them.



              Class I Class II

ticker symbol BEIIX   BEITX
  fund number 520     525

  Scudder International Equity Fund Institutional


         The Fund's Main Investment Strategy

         The fund seeks long-term capital appreciation. The fund is a feeder fund in a master/feeder arrangement. The fund pursues its investment objective by investing substantially all of its assets in a master portfolio, the International Equity Portfolio (the "Portfolio"), a separate mutual fund which has the same investment objective and policies as the fund. Under normal circumstances, the fund, through the Portfolio, invests at least 80% of its assets, determined at the time of purchase, in the stocks and other securities with equity characteristics of companies in developed countries outside the United States. The Portfolio invests for capital appreciation, not income; any dividend or interest income is incidental to the pursuit of that goal.


         Almost all the companies in which the Portfolio invests are based in the developed foreign countries that make up the MSCI EAFE(R) Index, plus Canada. The Portfolio may also invest a portion of its assets in companies based in the emerging markets of Latin America, the Middle East, Europe, Asia and Africa if the portfolio managers believe that their return potential more than compensates for the extra risks associated with these markets. While the portfolio managers have invested in emerging markets in the past, under normal market conditions they do not consider this a central element of the Portfolio's strategy. Typically, the Portfolio would not hold more than 15% of its net assets in emerging markets. In implementing this overall strategy, the Portfolio may experience a high portfolio turnover rate.



         The Portfolio invests for the long term. The portfolio managers employ a strategy of growth at a reasonable price. The portfolio managers seek to identify companies outside the United States that combine strong potential for earnings growth with reasonable investment value. Such companies typically exhibit increasing rates of profitability and cash flow, yet their share prices compare


4  |  Scudder International Equity Fund



         favorably to other stocks in a given market and to their global peers. In evaluating stocks, the portfolio managers consider factors such as sales, earnings, cash flow and enterprise value. Enterprise value is a company's market capitalization plus the value of its net debt. The portfolio managers further consider the relationship between these and other quantitative factors. Together, these indicators of growth and value may identify companies with improving prospects before the market in general has taken notice.





         Company research lies at the heart of the portfolio managers' investment process, as it does with many stock mutual funds. The portfolio managers track several thousand companies to arrive at the approximately 100 stocks the Portfolio normally holds. But the portfolio managers' process brings an added dimension to this fundamental research. They draw on the insight of experts from a range of financial disciplines -- regional stock market specialists, global industry specialists, economists and quantitative analysts. They challenge, refine and amplify each other's ideas. Their close collaboration is a critical element of the portfolio managers' investment process.



         The Portfolio may invest in various instruments commonly known as "derivatives" to increase or decrease its exposure to an asset class, securities market, index or currency. The Portfolio will primarily use futures, options, options on futures, forward currency transactions and swaps. The portfolio managers may use derivatives in circumstances when the portfolio managers believe the derivatives offer an economical means of gaining exposure to a particular asset class, securities market, index or currency. The Portfolio may also invest in derivatives to gain exposure to the market while, at the same time, maintaining a high degree of liquidity in order to meet


--------------------------------------------------------------------------------


Futures, options and options on futures contracts are used as a low-cost method for gaining exposure to a particular securities market or index without investing directly in those securities.


Forward currency transactions are the purchase or sale of a foreign currency at an exchange rate established now, but with payment and delivery at a specified future time. Forward currency transactions may be used in an attempt to hedge against losses, or, where possible, to add to investment returns.



A swap is a transaction where one security or characteristic of a security is swapped for another.


                                       Scudder International Equity Fund   |  5




         shareholder redemptions or other needs. Use of some derivatives may have the effect of leveraging the Portfolio's exposure to a particular asset class or other investment, which heightens risk but may also allow for enhanced returns. In implementing this strategy, the Portfolio may experience a high portfolio turnover rate.


         The Main Risks of Investing in the Fund

         There are several risk factors that could hurt the fund's performance, cause you to lose money or make the fund perform less well than other investments.


         Stock Market Risk. Although individual stocks can outperform their local markets, deteriorating market conditions might cause an overall weakness in the stock prices of the entire market.



         Security Selection Risk. A risk that pervades all investing is the risk that the securities held by the Portfolio will decline in value. To minimize this risk, the portfolio managers monitor each of the stocks in the Portfolio according to three basic quantitative criteria. They subject a stock to intensive review if:


         . its rate of price appreciation begins to trail that of its national stock index;

         . the financial analysts who follow the stock, both within the advisor and outside, cut their estimates of the stock's future earnings; or

         . the stock's price approaches the downside target the managers set when they first bought the stock (and may since have modified to reflect changes in market and economic conditions).


         In this review, the portfolio managers seek to learn if the deteriorating performance accurately reflects deteriorating prospects or if, in their view, it merely reflects investor overreaction to temporary circumstances.


--------------------------------------------------------------------------------


Portfolio Turnover. The portfolio turnover rate measures the frequency that the Portfolio sells and replaces the securities it holds within a given period. Recently, the Portfolio has had a high portfolio turnover rate. High turnover can increase the Portfolio's transaction costs, thereby lowering its returns. It may also increase your tax liability if you do not hold the fund in a tax-advantaged account such as an IRA.



6  |  Scudder International Equity Fund




         Foreign Investment Risk. Foreign markets often exhibit more volatility than those in the US. Investing in foreign securities involves greater risk than investing in US securities for various reasons, including:


         . Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits. While these political risks have not occurred recently in the major countries in which the fund invests, we analyze countries and regions to try to anticipate these risks.


         . Information Risk. Financial reporting standards for companies based in foreign markets are often less stringent than those applicable to US companies and may present an incomplete or misleading picture of a foreign company.



         . Liquidity Risk. Securities that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active securities. This liquidity risk is a factor of the trading volume of a particular security, as well as the size and liquidity of the entire local market. On the whole, foreign markets are smaller and less liquid than the US market. This can make buying and selling certain securities more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell a security in an orderly fashion at a price that approaches the managers' estimate of its value.


         . Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.


.. Currency Risk. The Portfolio invests in foreign securities denominated in foreign currencies. To the extent that the fund is exposed to non-dollar currencies, if these currencies decline in value relative to the dollar, it may reduce gains or increase losses.





Emerging Market Risk. To the extent the Portfolio does invest in emerging markets to enhance overall returns, it may face higher political, information, liquidity, regulatory and stock market risks. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their stock markets in the


 The fund is designed for individuals who are seeking high capital appreciation and are willing to accept the risks of investing in the stocks of foreign companies.

                                       Scudder International Equity Fund   |  7



         past. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight.


         Derivative Risk. Derivatives may be more volatile and less liquid than traditional securities. Risks associated with derivatives include:

         . the derivative may not fully offset the underlying positions;


         . derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities;


         . the possibility the Portfolio cannot sell the derivative because of an illiquid secondary market; and




         . the risk that the derivatives transaction could expose the fund to the effect of leverage, which could increase the fund's exposure to the market and potential losses that it could have if it had not entered into these transactions. There is no guarantee that these derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the fund.



         Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the fund has valued its securities too highly, you may end up paying too much for fund shares when you buy into the fund. If the fund underestimates their price, you may not receive the full market value for your fund shares when you sell.


8  |  Scudder International Equity Fund


The Fund's Performance History

While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.


The bar chart shows how the performance for the fund's Class I shares has varied from year to year, which may give some idea of risk, for each full calendar year since the inception date for Class I and Class II, April 1, 1997. The table on the following page shows how fund performance compares with a broad-based market index (which, unlike the fund, does not have any fees, taxes or expenses). The performance of both the fund and the index varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).


The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for Class I only and will vary for Class II. After-tax returns are estimates, calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Scudder International Equity Fund Institutional

Annual Total Returns (%) as of 12/31 each year Class I

                                    [CHART]

  1998     1999    2000    2001    2002     2003
-------  -------  ------  ------  ------   ------
 21.91    32.95   -19.67  -24.94  -16.74   31.18



 For the periods included in the bar chart:

 Best Quarter: 32.28%, Q4 1999Worst Quarter: -19.12%, Q3 2002


                                       Scudder International Equity Fund   |  9



        Average Annual Total Returns (%) as of 12/31/2003
                                                                Since
                                               1 Year 5 Years Inception*
        ----------------------------------------------------------------
        Class I
        ----------------------------------------------------------------
         Return before Taxes                   31.18   -2.62     3.02
        ----------------------------------------------------------------
         Return after Taxes on Distributions   30.70   -3.50     2.30
        ----------------------------------------------------------------
         Return after Taxes on Distributions
         and Sale of Fund Shares               21.98   -2.49     2.35
        ----------------------------------------------------------------
        Class II
        ----------------------------------------------------------------
         Return before Taxes                   30.81   -2.88     2.95
        ----------------------------------------------------------------
        Index (reflects no deduction for fees,
        expenses or taxes)**                   38.59   -0.05     3.21
        ----------------------------------------------------------------


Index: The MSCI EAFE Index is an unmanaged index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East.

* Each class commenced operations on April 1, 1997.

** Index comparison begins on March 31, 1997.

Total returns would have been lower if operating expenses hadn't been reduced.

--------------------------------------------------------------------------------

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or
(800) 730-1313 or visit our Web site at www.scudder.com.


--------------------------------------------------------------------------------

The Return after Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number only represents the fund's taxable distributions, not a shareholder's gain or loss from selling fund shares.

The Return after Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund's taxable distributions and a shareholder's gain or loss from selling fund shares.

10  |  Scudder International Equity Fund


How Much Investors Pay

The table below describes the fees and expenses that you may pay if you buy and hold fund shares.


    Fee Table                                               Class I Class II

    Shareholder Fees, paid directly from your investment     None     None
    ------------------------------------------------------------------------

    Annual Operating Expenses, deducted from fund assets/1/
    ------------------------------------------------------------------------
    Management Fee                                           0.65%    0.65%
    ------------------------------------------------------------------------
    Distribution (12b-1) Fee                                 None     None
    ------------------------------------------------------------------------
    Other Expenses                                           0.64     0.94
    ------------------------------------------------------------------------
    Total Annual Operating Expenses                          1.29     1.59
    ------------------------------------------------------------------------
    Less Fee Waiver/Expense Reimbursements                   0.34     0.34
    ------------------------------------------------------------------------
    Total Net Annual Operating Expenses/2/                   0.95     1.25
    ------------------------------------------------------------------------


/1/ Information on the annual operating expenses reflects the expenses of both the fund and the International Equity Portfolio, the master portfolio into which the fund invests all of its assets.

/2/ The advisor and administrator have contractually agreed through February
    28, 2005, to waive a portion of their fees and reimburse expenses so that the total operating expense ratios (excluding extraordinary expenses) remain at the levels indicated as "Total Net Annual Operating Expenses").




Based on the costs above (including one year of capped expenses in each period), this example helps you compare this fund's expenses to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.


                    Example  1 Year 3 Years 5 Years 10 Years
                    Class I   $ 97   $375    $675    $1,527
                    ----------------------------------------
                    Class II   127    469     834     1,861
                    ----------------------------------------


                                      Scudder International Equity Fund   |  11



              Institutional Class

ticker symbol MGINX
  fund number 559

  Scudder International Select Equity Fund


         The Fund's Main Investment Strategy

         The fund seeks capital appreciation. Under normal circumstances, the fund invests at least 80% of its assets, determined at the time of purchase, in equity securities and other securities with equity characteristics.


         The fund primarily invests in the countries that make up the MSCI EAFE(R) Index. The MSCI EAFE(R) Index tracks stocks in Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. At least 50% of the fund's assets will be invested in securities that are represented in the MSCI EAFE(R) Index. However, the fund may invest up to 50% of its total assets in non-Index securities of companies located in the countries that make up the Index.


         The MSCI EAFE(R) Index has a median market capitalization of approximately $2.6 billion. Under normal market conditions, the fund invests in securities of issuers with a minimum market capitalization of $500 million.

--------------------------------------------------------------------------------

OTHER INVESTMENTS The fund may also invest up to 20% of its assets in cash equivalents, US investment grade fixed income securities and US stocks and other equities. Although not one of its principal investment strategies, the fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). In particular, the fund may use futures, currency options and forward currency transactions. The portfolio managers may use these and other types of derivatives in circumstances where the portfolio managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. (See "Other Policies and Secondary Risks" for more information.)


12  |  Scudder International Select Equity Fund



         The portfolio managers seek to identify a focused list of approximately 30 to 40 companies that offer, in their opinion, the greatest upside potential on a rolling 12-month view. The portfolio managers use an entirely bottom-up approach, with no active allocation among countries, regions or industries.


         The portfolio managers' process begins with a broad universe of equity securities of issuers located in the countries that make up the MSCI EAFE(R) Index. The universe includes all securities in the Index and a large number of securities not included in the Index but whose issuers are located in the countries that make up the Index.

         Teams of analysts worldwide screen the companies in the universe to identify those with high and sustainable return on capital and long-term prospects for growth. The portfolio managers focus on companies with real cash flow on investment rather than published earnings. The research teams rely on information gleaned from a variety of sources and perspectives, including broad trends such as lifestyle and technological changes, industry cycles and regulatory changes, quantitative screening and individual company analysis.


         Based on this fundamental research, the portfolio managers set a target price objective (the portfolio managers' opinion of the intrinsic value of the security) for each security and rank the securities based on these target price objectives. The portfolio managers apply a strict buy and sell strategy. The top 30 to 40 stocks in the ranking are purchased for the fund. Stocks are sold when they meet their target price objectives or when the portfolio managers revise price objectives downward. In implementing this strategy, the fund may experience a high portfolio turnover rate.


                                Scudder International Select Equity Fund  |  13



         The Main Risks of Investing in the Fund

         There are several risk factors that could hurt the fund's performance, cause you to lose money or make the fund perform less well than other investments.


         Stock Market Risk. Although individual stocks can outperform their local markets, deteriorating market conditions might cause an overall weakness in the stock prices of the entire market, including stocks held by the fund.


         Security Selection Risk. A risk that pervades all investing is the risk that the securities in the fund's portfolio will decline in value.


         Foreign Investment Risk. Foreign markets often exhibit more volatility than those in the US. Investing in foreign securities involves greater risk than investing in US securities for various reasons, including:


         . Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits. While these political risks have not occurred recently in the major countries in which the fund invests, they may in the future.


         . Information Risk. Financial reporting standards for companies based in foreign markets are often less stringent than those applicable to US companies and may present an incomplete or misleading picture of a foreign company.


.. Liquidity Risk. Securities that trade infrequently or in low volumes can be more difficult or more costly to buy, or to sell, than more liquid or active securities. This liquidity risk is a factor of the trading volume of a particular security, as well as the size and liquidity of the entire local market. On the whole, foreign markets are smaller and less liquid than the US market. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell a security in an orderly fashion at a price that approaches the portfolio managers' estimate of its value.


 The fund is designed for individuals who are seeking high capital appreciation and are willing to accept the risks of investing in the stocks of foreign companies.

14  |  Scudder International Select Equity Fund



         . Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.


         . Currency Risk. The fund invests in foreign securities denominated in foreign currencies. To the extent that the fund is exposed to non-dollar currencies, if these currencies decline in value relative to the dollar, it may reduce gains or increase losses.


         Futures and Options. Although not one of its principal investment strategies, the fund may invest in futures and options, which are types of derivatives. Risks associated with derivatives include:

         . the derivative is not well correlated with the security, index or currency for which it is acting as a substitute;

         . derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities;

         . the risk that the fund cannot sell the derivative because of an illiquid secondary market; and

         . futures contracts and options on futures contracts used for non-hedging purposes involve greater risks than stock investments.


         Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the fund has valued its securities too highly, you may end up paying too much for fund shares when you buy into the fund. If the fund underestimates their price, you may not receive the full market value for your fund shares when you sell.


                                Scudder International Select Equity Fund  |  15


The Fund's Performance History
While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.


The bar chart shows how the performance for the fund's Institutional Class shares has varied from year to year, which may give some idea of risk. The table on the following page shows how fund performance compares with a broad-based market index (which, unlike the fund, does not have any fees, taxes or expenses). The performance of both the fund and the index varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).


The table shows returns on a before-tax and after-tax basis. After-tax returns are estimates calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Scudder International Select Equity Fund

Annual Total Returns (%) as of 12/31 each year Institutional Class

                                    [CHART]

 1996     1997     1998     1999     2000     2001     2002     2003
-------  -------  -------  -------  ------   ------   ------   ------
 10.31     0.51    23.49    88.85   -14.01   -16.52   -14.13   32.41



 For the periods included in the bar chart:

 Best Quarter: 42.80%, Q4 1999Worst Quarter: -18.16%, Q3 2002


16  |  Scudder International Select Equity Fund



        Average Annual Total Returns (%) as of 12/31/2003
                                                                Since
                                               1 Year 5 Years Inception*
        ----------------------------------------------------------------
        Institutional Class
        ----------------------------------------------------------------
         Return before Taxes                   32.41    9.04    10.85
        ----------------------------------------------------------------
         Return after Taxes on Distributions   32.32    8.10     9.59
        ----------------------------------------------------------------
         Return after Taxes on Distributions
         and Sale of Fund Shares               21.63    7.37     8.90
        ----------------------------------------------------------------
        Index (reflects no deduction for fees,
        expenses or taxes)**                   38.59   -0.05     3.78
        ----------------------------------------------------------------


Index: The MSCI EAFE Index is an unmanaged index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East.

* The fund commenced operations on May 15, 1995.

** Index comparison begins on May 31, 1995.

Total returns would have been lower if operating expenses hadn't been reduced.

--------------------------------------------------------------------------------

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or
(800) 730-1313 or visit our Web site at www.scudder.com.


--------------------------------------------------------------------------------

The Return after Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number only represents the fund's taxable distributions, not a shareholder's gain or loss from selling fund shares.

The Return after Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund's taxable distributions and a shareholder's gain or loss from selling fund shares.

                                Scudder International Select Equity Fund  |  17


How Much Investors Pay

The table below describes the fees and expenses that you may pay if you buy and hold fund shares.


           Fee Table

           Shareholder Fees, paid directly from your investment
           ----------------------------------------------------------
           Maximum Sales Charge (Load) Imposed on
           Purchases Total (as % of offering price)             None
           ----------------------------------------------------------
           Maximum Contingent Deferred Sales Charge
           Total (as % of redemption proceeds)                  None
           ----------------------------------------------------------
           Redemption/Exchange Fee
           (as % of the amount redeemed, if applicable)/1/      2.00%
           ----------------------------------------------------------

           Annual Operating Expenses, deducted from fund assets
           ----------------------------------------------------------
           Management Fee                                       0.70%
           ----------------------------------------------------------
           Distribution (12b-1) Fees                            None
           ----------------------------------------------------------
           Other Expenses                                       0.38
           ----------------------------------------------------------
           Total Annual Operating Expenses/2/                   1.08
           ----------------------------------------------------------


/1/ The 2.00% short-term redemption fee applies to shares redeemed (either by selling or exchanging into another fund) within 60 days of purchase. The fee is withheld from redemption proceeds and retained by the fund.

/2/ The advisor and administrator have contractually agreed through February
    28, 2005, to waive their fees and reimburse expenses so that the total operating expense ratio (excluding extraordinary expenses) will not exceed 1.25%. This waiver excludes 0.01% interest charges on fund borrowing.



Based on the costs above, this example helps you compare this fund's expenses to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.



              Example             1 Year 3 Years 5 Years 10 Years
              Institutional Class  $110   $343    $595    $1,317
              ---------------------------------------------------


18  |  Scudder International Select Equity Fund


Other Policies and Secondary Risks


         While the sections on the previous pages describe the main points of each fund's strategy and risks, there are a few other issues to know about:



         Other policies


         . Each fund's objectives are not fundamental policies. We must notify shareholders before we change them, but we do not require their approval to do so.


         . The funds may trade securities actively. This could raise transaction costs (thus lowering return) and could result in higher taxable income.



         . As a temporary defensive measure, each fund could shift up to 100% of assets into investments such as fixed income securities (in the case of Scudder International Equity Fund Institutional only), money market securities or other short-term bonds that offer comparable safety. This could prevent losses but, while engaged in a temporary defensive position, the fund may not achieve its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.




         . Each fund's equity investments are mainly common stocks, but may also include other types of equities such as preferred or convertible stocks.

         Secondary risks



         IPO Risk. IPOs may be very volatile, rising and falling rapidly based, among other reasons, on investor perceptions rather than economic reasons. Additionally, IPOs may have a magnified performance on the fund so long as the fund has a small asset base. The fund may not experience a similar impact on its performance as its assets grow because it is unlikely the fund will be able to obtain proportionately larger IPO allocations.

                                      Other Policies and Secondary Risks  |  19




         Small Company Risk. To the extent that a fund invests in small capitalization companies, it will be more susceptible to share price fluctuations, since small company stocks tend to experience steeper fluctuations in price -- down as well as up -- than the stocks of larger companies. A shortage of reliable information, the same information gap that creates opportunity in small company investing, can also pose added risk. Industrywide reversals may have a greater impact on small companies, since they lack a large company's financial resources. Finally, small company stocks are typically less liquid than large company stocks. Particularly when they are performing poorly, a small company's shares may be more difficult to sell.


         For more information

         This prospectus doesn't tell you about every policy or risk of investing in the funds.

         If you want more information on a fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

         Keep in mind that there is no assurance that any mutual fund will achieve its goal.

20  |  Other Policies and Secondary Risks



Who Manages and Oversees the Funds


         The investment advisor



         Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.



         Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.


         Scudder International Equity Fund Institutional

         The fund is a "feeder fund" that invests substantially all of its assets in the International Equity Portfolio. The fund and the Portfolio have the same investment objective. The Portfolio accepts investments from other feeder funds. A feeder fund bears the Portfolio's expenses in proportion to its assets. Each feeder fund can set its own transaction minimums, fund-specific expenses, and other conditions. This arrangement allows the fund's Trustees to withdraw the fund's assets from the Portfolio if they believe doing so is in the shareholders' best interests. If the Trustees withdraw the fund's assets, they would then consider whether the fund should hire its own investment advisor, invest in a different master portfolio, or take other action.


         Under the supervision of the Board of Trustees, Deutsche Asset Management, Inc. ("DeAM, Inc."), with headquarters at 345 Park Avenue, New York, New York 10154, acts as the Portfolio's investment advisor. DeAM, Inc. is also the investment advisor to other mutual funds in the Scudder family of funds.


                                      Who Manages and Oversees the Funds  |  21



         Investment Subadvisor for Scudder International Equity Fund
         Institutional


         Deutsche Asset Management Investment Services Ltd. ("DeAMIS") acts as the subadvisor for the Portfolio.



         As subadvisor, DeAMIS makes the Portfolio's investment decisions. It buys and sells securities for the Portfolio and conducts the research that leads to the purchase and sale decisions. DeAMIS is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.


         Scudder International Select Equity Fund


         DeAMIS, with headquarters at One Appold Street, London, England, acts as investment advisor for the fund. DeAMIS makes the fund's investment decisions. DeAMIS buys and sells securities for the fund and conducts the research that leads to the purchase and sale decisions. DeAMIS is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.


         DeAM, Inc. and DeAMIS are indirect, wholly owned subsidiaries of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.


         The advisor receives a management fee of 0.65% and 0.70% based on the average daily net assets of the Portfolio and the International Select Equity Fund, respectively. Below are the actual rates, after fee waivers, paid by the Portfolio and the International Select Equity Fund for the most recent fiscal year, as a percentage of the Portfolio's and the International Select Equity Fund's average daily net assets:





               Fund Name                                Fee Paid
               Scudder International Equity Portfolio    0.53%
               -------------------------------------------------
               Scudder International Select Equity Fund  0.70%
               -------------------------------------------------



         The advisor pays the sub-advisor for the Portfolio a portion of its fees.


22  |  Who Manages and Oversees the Funds




         Regulatory Update



         As are many other mutual fund complexes, Scudder is conducting an ongoing review of market timing in the Scudder Funds - including trading by clients, employees and ex-employees. Market timing refers generally to the frequent trading in and out of mutual fund shares in order to take advantage of pricing inefficiences.



         Scudder has identified an investment advisory firm that had an arrangement with the organization that resulted in frequent trading, including trading in your fund, inconsistent with registration statement policies. We are currently investigating the extent of such trading and whether it caused dilution. The arrangement with the outside management investment advisory firm began before the new Scudder management team was in place in 2002. In early 2003, management initiated steps that led to the subsequent termination of the arrangement. Scudder will work with your fund's board to establish an appropriate measure of dilution losses, if any, related to the trading, and reimbursement for those losses.



         The inquiry into market timing in the Scudder Funds is ongoing.
         Scudder has provided information about the preliminary results of its review to the appropriate regulators and to the fund boards. Scudder continues to cooperate with each regulator that has sought information.


                                      Who Manages and Oversees the Funds  |  23



         The portfolio managers

         The following people handle the day-to-day management of each fund.


   Scudder International Equity Fund     Matthias Knerr
   Institutional                         CFA, Director, Deutsche Asset
   Scudder International Select Equity   Management and Co-Manager of the
   Fund                                  funds.
   Alexander Tedder                      . Joined Deutsche Asset
   Managing Director, Deutsche Asset       Management in 1995.
   Management and Lead Manager of        . Head of the Capital Goods Global
   the funds.                              Sector Team: London.
   . Head of EAFE Equity Portfolio       . Portfolio manager for EAFE
     Selection team.                       Equities and Global Equities.
   . Joined the investment advisor in    . BS, Pennsylvania State University.
     1994.                               Sangita Uberoi
   . Prior to that, was a European       CFA, Director, Deutsche Asset
     analyst (1990-1994) and             Management and Co-Manager of the
     representative (1992-1994) for      funds.
     Schroders.                          . Joined Deutsche Asset
   . 14 years of investment                Management in 1994.
     experience.                         . Head of the Global Equity
   . Fluent in German, French, Italian     Research Team for Consumer
     and Spanish.                          Goods, Retail and Leisure Sector:
   . Masters in Economics and              London.
     Business Administration from        . Portfolio manager for EAFE
     Freiburg University.                  Equities.
   Clare Gray                            . Previously 2 years of experience in
   CFA, Director of Deutsche Asset         equity research and investments
   Management and Co-Manager of the        at Lehman Brothers and Smith
   funds.                                  Barney.
   . Joined the investment advisor in    . BA, Tufts University.
     1993.
   . Over ten years of investment
     industry experience.
   . BS, Cornell University.


24  |  Who Manages and Oversees the Funds


Financial Highlights

These tables are designed to help you understand each fund's financial performance in recent years. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in a particular fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, independent auditors, whose reports, along with each fund's financial statements, are included in that fund's annual report (see "Shareholder reports" on the back cover).


Scudder International Equity Fund Institutional -- Class I


Years Ended October 31,                2003      2002     2001    2000    1999/a/   1999/b/

Selected Per Share Data
-------------------------------------------------------------------------------------------
Net asset value, beginning of
period                              $    8.62  $ 10.09  $ 14.09  $14.58  $13.94     $11.89
-------------------------------------------------------------------------------------------
Income (loss) from investment
operations:
  Net investment income (loss)         .12/c/   .09/c/      .11     .09    (.01)       .09
-------------------------------------------------------------------------------------------
  Net realized and unrealized
  gain (loss) on investment
  transactions                           1.55    (1.40)   (4.03)    .24     .65       2.06
-------------------------------------------------------------------------------------------
  Total from investment
  operations                             1.67    (1.31)   (3.92)    .33     .64       2.15
-------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                  (.64)    (.16)    (.08)   (.82)     --       (.10)
-------------------------------------------------------------------------------------------
Net asset value, end of period      $    9.65  $  8.62  $ 10.09  $14.09  $14.58     $13.94
-------------------------------------------------------------------------------------------
Total Return (%)/d/                  20.86/e/   (13.28)  (27.92)   1.43    4.67/**/  17.99
-------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
-------------------------------------------------------------------------------------------
Net assets, end of period
($ millions)                              105      216      392     606     922        884
-------------------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (including expenses of
the International Equity Portfolio)      1.29     1.25     1.23    1.25    1.23/*/    1.20
-------------------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (including expenses of
the International Equity Portfolio)       .95      .95      .95     .95     .95/*/     .95
-------------------------------------------------------------------------------------------
Ratio of net investment income
(loss) (%)                               1.53      .89      .85     .39    (.38)/*/    .77
-------------------------------------------------------------------------------------------


/a/ On September 8, 1999, the Board of Trustees approved the change of the fiscal year end from September 30 to October 31.
/b/ For the years ended September 30.
/c/ Based on average shares outstanding during the period.
/d/ Total return would have been lower had certain expenses not been reduced.

/e/ In 2003, the Advisor fully reimbursed the Portfolio for currency transactions which did not meet the Portfolio's investment guidelines. Excluding this reimbursement, the total return would have been 20.49% and the impact to the Class was $0.02 per share.

/*/ Annualized
/**/Not annualized

                                                    Financial Highlights  |  25


Scudder International Equity Fund Institutional -- Class II


Years Ended October 31,                2003      2002     2001    2000    1999/a/   1999/b/

Selected Per Share Data
-------------------------------------------------------------------------------------------
Net asset value, beginning of
period                              $    8.67  $ 10.10  $ 14.13  $14.67  $14.02     $12.01
-------------------------------------------------------------------------------------------
Income (loss) from investment
operations:
  Net investment income (loss)         .09/c/   .06/c/      .10     .09    (.05)       .02
-------------------------------------------------------------------------------------------
  Net realized and unrealized
  gain (loss) on investment
  transactions                           1.55    (1.40)   (4.06)    .18     .70       2.10
-------------------------------------------------------------------------------------------
  Total from investment
  operations                             1.64    (1.34)   (3.96)    .27     .65       2.12
-------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                  (.61)    (.09)    (.07)   (.81)     --       (.11)
-------------------------------------------------------------------------------------------
Net asset value, end of period      $    9.70  $  8.67  $ 10.10  $14.13  $14.67     $14.02
-------------------------------------------------------------------------------------------
Total Return (%)/d/                  20.41/e/   (13.45)  (28.16)   1.12    4.64/**/  17.69
-------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
-------------------------------------------------------------------------------------------
Net assets, end of period
($ millions)                               11       27      115     235     160        149
-------------------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (including expenses of
the International Equity Portfolio)      1.59     1.55     1.53    1.45    1.56/*/    1.56
-------------------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (including expenses of
the International Equity Portfolio)      1.25     1.25     1.25    1.25    1.25/*/    1.25
-------------------------------------------------------------------------------------------
Ratio of net investment income
(loss) (%)                               1.23      .59      .48     .65    (.68)/*/    .61
-------------------------------------------------------------------------------------------


/a/ On September 8, 1999, the Board of Trustees approved the change of the fiscal year end from September 30 to October 31.
/b/ For the years ended September 30.
/c/ Based on average shares outstanding during the period.
/d/ Total return would have been lower had certain expenses not been reduced.

/e/ In 2003, the Advisor fully reimbursed the Portfolio for currency transactions which did not meet the Portfolio's investment guidelines. Excluding this reimbursement, the total return would have been 20.03% and the impact to the Class was $0.02 per share.

/*/ Annualized
/**/Not annualized

26  |  Financial Highlights



Scudder International Select Equity Fund -- Institutional Class


Years Ended October 31,                         2003      2002      2001    2000     1999

Selected Per Share Data
--------------------------------------------------------------------------------------------
Net asset value, beginning of period         $   13.35  $14.45    $ 21.50  $18.10  $12.02
--------------------------------------------------------------------------------------------
Income (loss) from investment
operations:
  Net investment income (loss)                  .19/a/     .12/a/     .08    (.85)   (.09)
--------------------------------------------------------------------------------------------
  Net realized and unrealized gain
  (loss) on investment transactions               2.55   (1.21)     (5.14)   4.57    6.91
--------------------------------------------------------------------------------------------
  Total from investment operations                2.74   (1.09)     (5.06)   3.72    6.82
--------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                           (.07)   (.01)        --    (.04)   (.07)
--------------------------------------------------------------------------------------------
  Net realized gains on
  investment transactions                           --      --      (1.99)   (.28)   (.67)
--------------------------------------------------------------------------------------------
  Total distributions                             (.07)   (.01)     (1.99)   (.32)   (.74)
--------------------------------------------------------------------------------------------
  Redemption fees                                --/b/      --         --      --      --
--------------------------------------------------------------------------------------------
Net asset value, end of period               $   16.02  $13.35    $ 14.45  $21.50  $18.10
--------------------------------------------------------------------------------------------
Total Return (%)                              20.61/c/   (7.55)    (25.57)  20.68   59.39/b/
--------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------------------
Net assets, end of period
($ millions)                                        94      69         66      55      62
--------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions
(includes interest expense paid by the Fund)
(%)                                               1.08    1.17       1.16     .96    2.21
--------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions
(includes interest expense paid by the Fund)
(%)                                               1.08    1.17       1.16     .96      --
--------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions
(excludes interest expense paid by the Fund)
(%)                                               1.08    1.16       1.15     .96     .90
--------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)         1.37     .80        .36    (.16)    .52
--------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                        160     178        220     233     239
--------------------------------------------------------------------------------------------


/a/ Based on average shares outstanding during the period.

/b/ Amount is less than $.005.


/c/ Total return would have been lower had certain expenses not been reduced.


                                                    Financial Highlights  |  27



How to Invest in the Funds


The following pages tell you about how to invest in the funds and what to expect as a shareholder. If you're investing directly with Scudder, all of this information applies to you.



If you're investing through a service agent -- for example, a workplace retirement plan, financial supermarket or financial advisor -- your service agent may have its own policies or instructions, and you should follow those.





Buying and Selling Institutional Class Shares


         You may buy Institutional Class shares through your securities dealer or through any financial institution that is authorized to act as a shareholder servicing agent ("service agent"). Contact them for details on how to enter and pay for your order. Each fund's advisor, administrator or their affiliates may provide compensation to service agents for distribution, administrative and promotional services.



         You may also buy Institutional Class shares by sending your check (along with a completed Application Form) directly to the transfer agent.


         Your purchase order may not be accepted if the fund withdraws the offering of fund shares, the sale of fund shares has been suspended or if it is determined that your purchase would be detrimental to the interests of the fund's shareholders.

         Eligibility requirements

         You may buy Institutional Class shares if you are any of the following:

         . An eligible institution (e.g., a financial institution, corporation, trust, estate or educational, religious or charitable institution).

         . An employee benefit plan with assets of at least $50 million.

         . A registered investment advisor or financial planner purchasing on behalf of clients and charging an asset-based or hourly fee.

         . A client of the private banking division of Deutsche Bank AG.




         . A current or former director or trustee of the Deutsche or Scudder mutual funds.





         . An employee, the employee's spouse or life partner and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a sub-advisor to any fund in the Scudder family of funds or a broker-dealer authorized to sell shares in the funds.


                           Buying and Selling Institutional Class Shares  |  29





         Investment minimums

         Your initial investment must be at least $250,000 ($5,000,000 for Scudder International Equity Fund Institutional -- Class I). There are no minimum subsequent investment requirements.

         The minimum initial investment is waived for:

         . Investment advisory affiliates of Deutsche Bank Securities, Inc. or
           Scudder funds purchasing shares for the accounts of their investment advisory clients.

         . Employee benefit plans with assets of at least $50 million.

         . Clients of the private banking division of Deutsche Bank AG.


         . A current or former director or trustee of the Deutsche or Scudder mutual funds.



         . An employee, the employee's spouse or life partner and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a sub-advisor to any fund in the Scudder family of funds or a broker-dealer authorized to sell shares of the funds.


         Each fund and its service providers reserve the right to waive or modify the above eligibility requirements and investment minimums from time to time at their discretion.

         How to contact the Transfer Agent


             By Phone:         (800) 730-1313
             -----------------------------------------------------
             First Investments Scudder Investments Service Company
             By Mail:          P.O. Box 219356
                               Kansas City, MO 64121-9356
             -----------------------------------------------------
             Additional        Scudder Investments Service Company
             Investments By    P.O. Box 219154
             Mail:             Kansas City, MO 64121-9154
             -----------------------------------------------------
             By Overnight      Scudder Investments Service Company
             Mail:             811 Main Street
                               Kansas City, MO 64105-2005
             -----------------------------------------------------
             By Fax (for       (800) 821-6234
             exchanging and
             selling shares
             only):
             -----------------------------------------------------


         You can reach ScudderACCESS, the Scudder automated information line, 24 hours a day, 7 days a week by calling (800) 972-3060.

30  |  Buying and Selling Institutional Class Shares




         How to open your fund account



            MAIL:     Complete and sign the account application
                      that accompanies this prospectus. (You may
                      obtain additional applications by calling the
                      transfer agent.) Mail the completed
                      application along with a check payable to:
                      "Scudder International Equity Fund --
                       Institutional -- Class I -- 520", "Scudder
                      International Equity Fund -- Institutional --
                       Class II -- 525" or "Scudder International
                      Select Equity Fund -- Institutional Class --
                       559." The applicable addresses are shown
                      under "How to contact the Transfer
                      Agent."
            -------------------------------------------------------
            WIRE:     Call the Transfer Agent to set up a wire
                      account.
            -------------------------------------------------------
            FUND NAME Scudder International Equity Fund
            AND FUND  Institutional -- Class I -- 520
            NUMBER    Scudder International Equity Fund
                      Institutional -- Class II -- 525
                      Scudder International Select Equity Fund --
                      Institutional Class -- 559
            -------------------------------------------------------



         Please note that we cannot activate your account until we receive a completed application.


         How to buy and sell shares

         MAIL:


         Buying: Send your check, payable to "Scudder International Equity
         Fund -- Institutional -- Class I -- 520", "Scudder International Equity Fund -- Institutional -- Class II -- 525" or "Scudder International Select Equity Fund -- Institutional Class -- 559" to the transfer agent. Be sure to include the fund number and your account number (see your account statement) on your check. If you are investing in more than one fund, make your check payable to "Scudder Funds" and include your account number, the names and numbers of the funds you have selected, and the dollar amount or percentage you would like invested in each fund.



         Selling: Send a signed letter to the transfer agent with your name, your fund number and account number, the fund's name, and either the number of shares you wish to sell or the dollar amount you wish to receive. You must leave at least $250,000 worth of shares in your


                           Buying and Selling Institutional Class Shares  |  31



         account to keep it open ($5,000,000 in the case of Scudder International Equity Fund Institutional -- Class I). Unless exchanging into another Scudder fund, you must submit a written authorization to sell shares in a retirement account.



         WIRE:



         Buying: You may buy shares by wire only if your account is authorized to do so. Please note that you or your financial advisor must call Shareholder Services at (800) 730-1313 to notify us in advance of a wire transfer purchase. Inform Shareholder Services of the amount of your purchase and receive a trade confirmation number. Instruct your bank to send payment by wire using the wire instructions noted below. All wires must be received by 4:00 pm (Eastern time) on the next business day following your purchase.



            Bank Name:  Deutsche Bank Trust Company Americas
            -------------------------------------------------------
            Routing No: 021001033
            -------------------------------------------------------
            Attn:       Scudder Funds
            -------------------------------------------------------
            DDA No:     00-226-296
            -------------------------------------------------------
            FBO:        (Account name)
                        (Account number)
            -------------------------------------------------------
            Credit:     Scudder International Equity Fund --
                        Institutional -- Class I -- 520
                        Scudder International Equity Fund --
                        Institutional -- Class II -- 525
                        Scudder International Select Equity Fund --
                        Institutional Class -- 559
            -------------------------------------------------------


         Refer to your account statement for the account name and number. Wire transfers normally take two or more hours to complete. Wire transfers may be restricted on holidays and at certain other times. If your wire is not received by 4:00 pm (Eastern time) on the next business day after the fund receives your request to purchase shares, your transaction will be canceled at your expense and risk.


         Selling: You may sell shares by wire only if your account is authorized to do so. You will be paid for redeemed shares by wire transfer of funds to your service agent or bank upon receipt of a duly authorized redemption request as promptly as feasible. For your


32  |  Buying and Selling Institutional Class Shares



         protection, you may not change the destination bank account over the phone. To sell by wire, contact your financial advisor or Shareholder Services at (800) 730-1313. Inform Shareholder Services of the amount of your redemption and receive a trade confirmation number. The minimum redemption by wire is $1,000. Each fund and its service agents reserve the right to waive the minimum from time to time at their discretion. We must receive your order by 4:00 pm (Eastern time) to wire your account the next business day.


         TELEPHONE TRANSACTIONS:


         You may place orders to buy and sell over the phone by calling your service agent or Shareholder Services at (800) 730-1313. If your shares are in an account with the transfer agent, you may (1) redeem by check in an amount up to $100,000, or by wire (minimum $1,000), or
         (2) exchange the shares for Institutional shares of another Scudder fund by calling Shareholder Services.



         AUTOMATIC INVESTMENT PLAN:



         You may make regular investments from a bank checking account. For more information on setting up an automatic investment plan or payroll investment plan, call Shareholder Services at 800-730-1313.


                           Buying and Selling Institutional Class Shares  |  33



Policies You Should Know About


         Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on distributions and taxes, applies to all investors, including those investing through a financial advisor.



         If you are investing through a financial advisor, check the materials you received from them about how to buy and sell shares. As a general rule, you should follow the information in those materials wherever it contradicts the information given here. Please note that a financial advisor may charge its own fees separate from those charged by each fund.



         In either case, keep in mind that the information in this prospectus applies only to each fund's Institutional Classes. The funds have other share classes, which are described in separate prospectuses and which have different fees, requirements and services.



         In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your financial advisor or call (800) 730-1313.


Policies about transactions


Each fund is open for business each day the New York Stock Exchange is open. Each fund calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4 p.m. (Eastern time), but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). You can place an order to buy or sell shares at any time.





To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: When you open an


 The Scudder Web site can be a valuable resource for shareholders with Internet access. Go to www.scudder.com to get up-to-date information, review balances or even place orders for exchanges.

34  |  Policies You Should Know About



         account, we will ask for your name, address, date of birth and other information that will allow us to identify you. Some or all of this information will be used to verify the identity of all persons opening an account.



         We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity, and in some cases the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.



         We will attempt to collect any missing required and requested information by contacting you or your financial advisor. If we are unable to obtain this information within the time frames established by a fund then we may reject your application and order.



         A fund will not invest your purchase until all required and requested identification information has been provided and your application has been submitted in "good order." After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated.



         If we are unable to verify your identity within time frames established by each fund, after a reasonable effort to do so, you will receive written notification.



         The funds generally will not accept new account applications to establish an account with a non-U.S. address (APO/FPO and U.S. territories are acceptable) or for a non-resident alien.





         Because orders placed through financial advisors must be forwarded to the transfer agent before they can be processed, you'll need to allow extra time. Your financial advisor should be able to tell you when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.




         ScudderACCESS, the Scudder Automated Information Line, is available 24 hours a day by calling (800) 972-3060. You can use ScudderACCESS to get information on Scudder funds generally and on accounts held directly at Scudder. You can also use it to make exchanges and sell shares.


                                          Policies You Should Know About  |  35



         Telephone and Electronic Transactions. You are automatically entitled to telephone and electronic transaction privileges, but you may elect not to have them when you open your account or by contacting Shareholder Services at a later date.



         Since many transactions may be initiated by telephone or electronically, it's important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur as a result. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.



         QuickBuy and QuickSell let you set up a link between a Scudder account and a bank account. Once this link is in place, you can move money between the two with a phone call. You'll need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed and there is a $50 minimum and $250,000 maximum. To set up QuickBuy or QuickSell on a new account, see the account application; to add it to an existing account, call (800) 730-1313.



         If you pay for shares by check and the check fails to clear, or if you order shares by phone and fail to pay for them by 4:00 pm (Eastern time) the next business day, we have the right to cancel your order, hold you liable or charge you or your account for any losses or fees a fund or its agents have incurred. To sell shares, you must state whether you would like to receive the proceeds by wire or check.





         Each fund accepts payment for shares only in US dollars by check, by bank or Federal Funds wire transfer, or by electronic bank transfer. Please note that the funds cannot accept cash, traveler's checks, starter checks, money orders, third party checks, checks drawn on foreign banks, or checks issued by credit card companies or Internet-based companies.


When you ask us to send or receive a wire, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are generally completed within 24 hours.

   If you ever have difficulty placing an order by phone or fax, you can always send us your order in writing.

36  |  Policies You Should Know About


         The funds can only send wires of $1,000 or more and accept wires of $50 or more.


         Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are also two circumstances when it could be longer: when you are selling shares you bought recently by check and that check hasn't cleared yet (maximum delay: 10 days) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes may also be delayed when you are selling recently purchased shares.



         We do not issue share certificates. However, if you currently have shares in certificated form, you must include the share certificates properly endorsed or accompanied by a duly executed stock power when exchanging or redeeming shares. You may not exchange or redeem shares in certificate form by telephone or via the Internet.



         Exchanges are a shareholder privilege, not a right: we may reject any exchange order or require a shareholder to own shares of a fund for 15 days before we process the order for the other fund, particularly when there appears to be a pattern of "market timing" or other frequent purchases and sales. We may also reject or limit purchase orders, for these or other reasons. However, there is no assurance that these policies will be effective in limiting the practice of market timing in all cases.


         When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. The only exception is if you want money wired to a bank account that is already on file with us; in that case, you don't need a signature guarantee. Also, you don't generally need a signature guarantee for an exchange, although we may require one in certain other circumstances.


         A signature guarantee is simply a certification of your signature -- a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange, or any member or participant of an


                                          Policies You Should Know About  |  37



         approved signature guarantor program. Note that you can't get a signature guarantee from a notary public and we must be provided with the original guarantee.



         Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your financial advisor for more information.






         Short-term redemption fee


         The Scudder International Select Equity Fund may charge a short-term redemption fee of 2.00% of the net asset value of the Institutional Class shares being redeemed (either by selling or exchanging into another fund) within 60 days of purchase. This fee will compensate the fund for expenses directly related to the redemption of fund shares, discourage short-term investment in the fund and facilitate more efficient portfolio management.


         The short-term redemption fee is withheld from redemption proceeds. This fee is not a deferred sales charge and is not a commission. The fee is paid to the fund.

         The short-term redemption fee does not apply to:

         . Shares acquired through reinvestment of dividends and other distributions;

         . Shares of the fund in an account which is closed by us because it fails to meet the minimum balance requirements; and


         . Shares held by certain 401(k) plans, similar individual account plans or profit sharing plans.



         The short-term redemption fee may apply to shares held through certain omnibus accounts. With regard to these accounts, the fund reserves the right, in its sole discretion, to impose (or not to impose) the short-term redemption fee in the future. The fund will make this determination after considering, among other things, the fund's costs of processing redemptions from these accounts. You should consult with your retirement plan administrator or omnibus account representative to determine whether the redemption fee is applicable to your shares.



         The fund will use the "first-in, first-out" method to determine your holding period for purposes of the short-term redemption fee. If you


38  |  Policies You Should Know About



         have purchased shares at various times, the shares held the longest will be redeemed first for the purposes of determining whether or not the redemption fee will be applied. If your holding period is less than 60 days, the short-term redemption fee will be assessed on the net asset value of those shares calculated at the time the redemption is effected.


         How the funds calculate share price




         To calculate net asset value per share or NAV, the share class uses the following equation:


                    TOTAL ASSETS - TOTAL LIABILITIES  =   NAV
                   -----------------------------
                   TOTAL NUMBER OF SHARES OUTSTANDING


         The price at which you buy and sell shares is the NAV.





         The Scudder International Select Equity Fund may charge a short-term redemption fee equal to 2.00% of the value of Institutional Class shares redeemed (either by selling the shares or exchanging the shares into another fund) within 60 days of purchase.





         We typically value securities using market quotations or information furnished by a pricing service. However, we may use methods approved by a fund's Board that are intended to reflect fair value when market quotations or pricing service information are not readily available or when a security's value is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market). In such a case, a fund's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale.



         To the extent that a fund invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell fund shares. This is because some foreign markets are open on days or at times when the funds don't price their shares.


                                          Policies You Should Know About  |  39



         Other rights we reserve

         You should be aware that we may do any of the following:

         . withdraw or suspend the offering of shares at any time


         . withhold a portion of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding, or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding



         . reject a new account application if you don't provide any required or requested identifying information, or for other reasons



         . refuse, cancel or rescind any purchase or exchange order; freeze any account (meaning you will not be able to purchase fund shares in your account); suspend account services; and /or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in a fund's best interest or when a fund is requested or compelled to do so by governmental authority or by applicable law



         . close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your fund shares will be redeemed at the net asset value per share next calculated after we determine to close your account (less any applicable redemption fees); you may be subject to gain or loss on the redemption of your fund shares and you may incur tax liability


         . redeem your shares and close your account on 60 days' notice if it fails to meet the minimum account balance requirement of $250,000 ($5,000,000 for Scudder International Equity Fund
           Institutional -- Class I) for any reason other than a change in market value




         . pay you for shares you sell by "redeeming in kind," that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; a fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the fund's net assets, whichever is less



         . change, add, or withdraw various services, fees and account policies
           (for example, we may change or terminate the exchange privilege or adjust a fund's investment minimum at any time)


40  |  Policies You Should Know About



         . suspend or postpone redemptions during periods when the New York
           Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents a fund from disposing of its portfolio securities or pricing its shares



                                       Scudder International Equity Fund  |  41


Understanding Distributions and Taxes


         By law, a mutual fund is required to pass through to its shareholders virtually all of its net earnings. A fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (A fund's earnings are separate from any gains or losses stemming from your own purchase and sale of shares.) A fund may not always pay a distribution for a given period.



         Each fund intends to pay dividends and distributions to their shareholders annually, in December and, if necessary, may do so at other times as well.



         For federal income tax purposes, income and capital gains distributions are generally taxable. However, distributions by the funds to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable.



         You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in fund shares (at NAV), all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested. Distributions are taxable whether you receive them in cash or reinvest them in additional shares. For retirement plans, reinvestment is the only option.

Buying and selling fund shares will usually have tax consequences for you (except in an IRA or other tax-advantaged account). Your sale of shares may result in a capital gain or loss for you; whether long-term or short-term depends on how long you owned the shares. For tax purposes, an exchange is the same as a sale.



  Because each shareholder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.

42  |  Understanding Distributions and Taxes



         The tax status of a fund's earnings you receive and your own fund transactions generally depends on their type:



 Generally taxed at capital               Generally taxed at ordinary
 gains rates:                             income rates:
 ------------------------------------------------------------------------------
 Taxable distributions from a fund
 .gains from the sale of securities held  .gains from the sale of securities
  by the fund for more than one year       held by a fund for one year or less
 .qualified dividend income               .all other taxable income
 ------------------------------------------------------------------------------
 Transactions involving fund shares
 .gains from selling fund shares held     .gains from selling fund shares held
  for more than one year                   for one year or less
 ------------------------------------------------------------------------------





         Any investments in foreign securities may be subject to foreign withholding taxes. In that case, a fund's yield on those securities would be decreased. Shareholders may be able to claim a credit or deduction with respect to foreign taxes. In addition, any investments in foreign securities or foreign currencies may increase or accelerate a fund's recognition of ordinary income and may affect the timing or amount of a fund's distributions.



         For taxable years beginning on or before December 31, 2008, distributions of investment income designated by a fund as derived from qualified dividend income are eligible for taxation in the hands of individuals at long-term capital gain rates. Qualified dividend income generally includes dividends from domestic and some foreign corporations. In addition, each fund must meet holding period and other requirements with respect to the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the fund's shares for the lower rates to apply.



         For taxable years beginning on or before December 31, 2008, the maximum long-term capital gains rate applicable to individuals has been reduced to 15%. For more information, see the Statement of Additional Information under "Taxes."



         Your fund will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions you received. They also have certain details on your purchases and sales of shares. Dividends or


                                       Scudder International Equity Fund  |  43


         distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.




         If you invest right before a fund pays a dividend, you'll be getting some of your investment back as a taxable dividend. You can avoid this, if you want, by investing after the fund pays a dividend. In tax-advantaged retirement accounts you don't need to worry about this.




44  |  Understanding Distributions and Taxes



Notes

--------------------------------------------------------------------------------


Notes
--------------------------------------------------------------------------------



Notes

--------------------------------------------------------------------------------



To Get More Information



Shareholder reports -- These include commentary from each fund's management team about recent market conditions and the effects of the fund's strategies on its performance. They also have detailed performance figures, a list of everything the fund owns, and its financial statements. Shareholders get these reports automatically.


Statement of Additional Information (SAI) -- This tells you more about each fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).


For a free copy of any of these documents or to request other information about each fund, call (800) 730-1313, or contact Scudder Investments at the address listed below. These documents and other information about each fund are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about each fund, including each fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 942-8090.



Scudder Investments
---------------------------------------------------------
222 South Riverside Plaza
Chicago, IL 60606-5808
www.scudder.com

(800) 730-1313


Distributor
Scudder Distributors, Inc.
222 South Riverside Plaza
Chicago, IL 60606-5808



                                    [GRAPHIC]
SCUDDER
INVESTMENTS


[LOGO]
A Member of
Deutsche Asset Management
SEC
Public Reference Section
Washington, D.C. 20549-0102
www.sec.gov
(202) 942-8090


SEC File Numbers:
Scudder International Equity Fund        811-6071
Scudder International Select Equity Fund 811-8006




                                    [GRAPHIC]



  Printed on recycled paper.  (02/28/04) SGINTF3-1-IN

                                             STATEMENT OF ADDITIONAL INFORMATION

                                                                   March 1, 2004

Scudder MG Investments Trust

Scudder Municipal Bond Fund -- Investment Class
Scudder Municipal Bond Fund -- Institutional Class

Scudder Short-Term Municipal Bond Fund -- Investment Class Scudder Short-Term Municipal Bond Fund -- Institutional Class Scudder Short-Term Municipal Bond Fund -- Class A Shares Scudder Short-Term Municipal Bond Fund -- Class B Shares Scudder Short-Term Municipal Bond Fund -- Class C Shares


Scudder MG Investments Trust (formerly, Morgan Grenfell Investment Trust) (the "Trust") is an open-end, management investment company consisting of eleven investment portfolios (with regard to the two portfolios addressed in this Statement of Additional Information ("SAI") each a "Fund," collectively, the "Funds"), each having separate and distinct investment objectives and policies. The Funds described in this SAI are classified as "diversified" within the meaning of the Investment Company Act of 1940 (the "1940 Act").

The information contained in this SAI generally supplements the information contained in each Fund's Institutional Class or Investment Class Prospectus dated March 1, 2004, or the Short-Term Municipal Bond Fund's Class A, B and C share Prospectus dated March 1, 2004, as amended or supplemented from time to time (each, a "Prospectus" and collectively, the "Prospectuses"). This SAI is not a prospectus, and should be read only in conjunction with each Fund's Prospectus.


No investor should invest in shares of the Fund without first reading the Prospectuses. Capitalized terms used herein and not otherwise defined have the same meaning ascribed to them in each Prospectus.


The audited financial statements for each Fund are included in each Fund's annual report, which we have filed electronically with the Securities and Exchange Commission (the "SEC") and which are incorporated by reference into this SAI. A copy of each Prospectus may be obtained without charge from Shareholder Services, by calling 1-800-621-1048 or by writing to Scudder Investments, P.O. Box 219210, Kansas City, Missouri 64121.

Deutsche Asset Management, Inc. (the "Advisor" or "DeAM, Inc.") serves as investment advisor and administrator to each Fund. Scudder Distributors, Inc. (the "Distributor" or "SDI") serves as each Fund's principal underwriter and distributor.

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----


INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS...............................1

INVESTMENT RESTRICTIONS........................................................1

MANAGEMENT OF THE TRUST AND FUNDS.............................................25

PURCHASES AND REDEMPTIONS OF SHARES...........................................32

NET ASSET VALUE...............................................................42

TAXES.........................................................................44

TRUSTEES AND OFFICERS.........................................................49

GENERAL INFORMATION ABOUT THE TRUST...........................................63

ANNUAL AND SEMI-ANNUAL REPORTS................................................65

CONSIDERATION FOR PURCHASES OF SHARES.........................................65

ADDITIONAL INFORMATION........................................................66

FINANCIAL STATEMENTS..........................................................66

APPENDIX A....................................................................67

No person has been authorized to give any information or to make any representations not contained in this SAI or in the Prospectuses in connection with the offering made by each Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Trust or its Distributor. Each Prospectus does not constitute an offering by the Trust or by the Distributor in any jurisdiction in which such offering may not lawfully be made. Shares of a Fund may not be available in certain states. Please call 1-800-621-1048 to determine availability in your state.

                INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS


The following is a description of each Fund's investment objectives and policies. There can, of course, be no assurance that a Fund will achieve its investment objectives. The following supplements the information contained in the Prospectuses concerning the investment objectives and policies of each Fund.


Investment Objectives and Policies

Municipal Bond Fund


Under normal circumstances, the Fund invests at least 80% of its assets, determined at the time of purchase, in municipal securities that pay interest exempt from regular federal income tax. There is no restriction on the percentage of assets that may be invested in obligations the interest on which is a preference item for purposes of the federal alternative minimum tax. The Fund may invest 25% or more of its total assets in private activity and industrial development bonds if the interest paid on them is exempt from regular federal income tax. The Fund invests primarily in investment grade bonds that are either rated in one of the three highest rating categories by one of the major independent rating agencies, or, if unrated, considered by the Advisor to be of comparable quality. The Fund may invest up to 15% of its assets in investment grade municipal securities that are rated in the fourth highest category, or, if unrated, considered by the Advisor to be of comparable quality. In the event that any security is downgraded, the Advisor will determine whether to hold or sell such security, provided that that Fund will not hold more than 5% of its net assets in securities that are rated below investment grade (junk bonds). Up to 20% of the Fund's total assets may be invested in certain taxable securities in order to maintain liquidity. Securities may be purchased on a when-issued basis.


Short-Term Municipal Bond Fund


Under normal circumstances, the Fund invests at least 80% of its assets, determined at the time of purchase, in municipal securities that pay interest exempt from federal income tax. There is no restriction on the percentage of assets that may be invested in obligations the interest on which is a preference item for purposes of the federal alternative minimum tax. The Fund may invest 25% or more of its total assets in private activity and industrial development bonds if the interest paid on them is exempt from regular federal income tax. The Fund invests primarily in investment grade short-term municipal securities that are either rated in one of the three highest rating categories by one of the major independent rating agencies, or, if unrated, considered by the Advisor to be of comparable quality. The Fund may invest up to 15% of its assets in investment grade bonds that are rated in the fourth highest category, or if unrated, considered by the Advisor to be of comparable quality. In the event that any security is downgraded, the Advisor will determine whether to hold or sell such security, provided that that Fund will not hold more than 5% of its net assets in securities that are rated below investment grade (junk bonds). Up to 20% of the Fund's total assets may be invested in certain taxable securities in order to maintain liquidity. Securities may be purchased on a when-issued basis.


                             INVESTMENT RESTRICTIONS


The fundamental investment restrictions set forth below may not be changed with respect to a Fund without the approval of a "majority" (as defined in the 1940
Act) of the outstanding shares of that Fund. For the purposes of the 1940 Act, "majority" means the lesser of (a) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy or (b) more than 50% of the outstanding shares of the Fund.

Investment restrictions that involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by or on behalf of, a Fund with the exception of borrowings permitted by fundamental investment restriction
(2) listed below for each Fund and fundamental investment restriction (3) listed below for Municipal Bond Fund.

In addition, the policy of each Fund to invest at least 80% of its net assets in tax-exempt securities has been designated as fundamental.


The nonfundamental investment restrictions set forth below may be changed or amended by the Trust's Board of Trustees without shareholder approval.

INVESTMENT RESTRICTIONS THAT APPLY TO SHORT-TERM MUNICIPAL BOND FUND


FUNDAMENTAL INVESTMENT RESTRICTIONS. The Trust may not, on behalf of Short-Term Municipal Bond Fund:


(1)   Issue senior securities, except as permitted by paragraphs (2), (6) and
      (7) below. For purposes of this restriction, the issuance of shares of beneficial interest in multiple classes or series, the purchase or sale of options, futures contracts and options on futures contracts, forward commitments, forward foreign exchange contracts, repurchase agreements and reverse repurchase agreements entered into in accordance with the Fund's investment policy, and the pledge, mortgage or hypothecation of the Fund's assets within the meaning of paragraph (3) below are not deemed to be senior securities, if appropriately covered.

(2) Borrow money (i) except from banks as a temporary measure for extraordinary emergency purposes and (ii) except that the Fund may enter into reverse repurchase agreements and dollar rolls, if appropriately covered, with banks, broker-dealers and other parties; provided that, in each case, the Fund is required to maintain asset coverage of at least 300% for all borrowings. For the purposes of this investment restriction, short sales, transactions in currency, forward contracts, swaps, options, futures contracts and options on futures contracts, and forward commitment transactions shall not constitute borrowing.

(3) Pledge, mortgage, or hypothecate its assets, except to secure indebtedness permitted by paragraph (2) above and to the extent related to the segregation of assets in connection with the writing of covered put and call options and the purchase of securities or currencies on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to forward contracts, options, futures contracts and options on futures contracts.

(4) Act as an underwriter, except to the extent that, in connection with the disposition of Fund securities, the Fund may be deemed to be an underwriter for purposes of the Securities Act of 1933.

(5) Purchase or sell real estate, or any interest therein, and real estate mortgage loans, except that the Fund may invest in securities of corporate or governmental entities secured by real estate or marketable interests therein or securities issued by companies (other than real estate limited partnerships) that invest in real estate or interests therein.

(6) Make loans, except that the Fund may lend Fund securities in accordance with the Fund's investment policies and may purchase or invest in repurchase agreements, bank certificates of deposit, all or a portion of an issue of bonds, bank loan participation agreements, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original Issuance of the securities.

(7) Invest in commodities or commodity contracts or in puts, calls, or combinations of both, except interest rate futures contracts, options on securities, securities indices, currency and other financial instruments, futures contracts on securities, securities indices, currency and other financial instruments and options on such futures contracts, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants and repurchase agreements entered into in accordance with the Fund's investment policies.

(8) Invest 25% or more of the value of the Fund's total assets in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries. This restriction does not apply to investments in obligations of the US Government or any of its agencies or instrumentalities.

In addition, Short-Term Municipal Bond Fund will adhere to the following fundamental investment restriction:

      With respect to 75% of its total assets, the Fund may not purchase securities of an issuer (other than the US Government, or any of its agencies or instrumentalities, or other investment companies), if (a) such purchase would cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer, or (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

NONFUNDAMENTAL INVESTMENT RESTRICTIONS. The Trust may not, on behalf of Short-Term Municipal Bond Fund:

(a) Participate on a joint-and-several basis in any securities trading account. The "bunching" of orders for the sale or purchase of marketable Fund securities with other accounts under the management of the Advisor to save commissions or to average prices among them is not deemed to result in a securities trading account.

(b) Purchase securities of other US-registered investment companies, except as permitted by the Investment Company Act of 1940 and the rules, regulations and any applicable exemptive order issued thereunder.

(c) Invest for the purpose of exercising control over or management of any company.

(d) Purchase any security, including any repurchase agreement maturing in more than seven days, which is illiquid, if more than 15% of the net assets of the Fund, taken at market value, would be invested in such securities.


The staff of the Commission has taken the position that fixed time deposits maturing in more than seven days that cannot be traded on a secondary market and participation interests in loans are illiquid. Until such time (if any) as this position changes, the Trust, on behalf of each Fund, will include such investments in determining compliance with the 15% limitation on investments in illiquid securities (10% limitation for Municipal Bond Fund). Restricted securities (including commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933, which the Board of Trustees has determined are readily marketable will not be deemed to be illiquid for purposes of such restriction.


"Value" for the purposes of the foregoing investment restrictions shall mean the market value used in determining each Fund's net asset value.

INVESTMENT RESTRICTIONS THAT APPLY TO MUNICIPAL BOND Fund

FUNDAMENTAL INVESTMENT RESTRICTIONS. The Trust may not, on behalf of Municipal Bond Fund:

(1)   Acquire more than 10% of the voting securities of any one issuer.

(2)   Invest in companies for the purpose of exercising control.


(3) Borrow money except for temporary or emergency purposes and then only in an amount not exceeding 10% of the value of its total assets. Any borrowing will be done from a bank and to the extent that such borrowing exceeds 5% of the value of the Fund's assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter or such longer period as the Securities and Exchange Commission may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. This borrowing provision is included for temporary liquidity or emergency purposes. All borrowings will be repaid before making investments and any interest paid on such borrowings will reduce income.

(4) Make loans, except that the Fund may purchase or hold debt instruments in accordance with its investment objective and policies, and the Fund may enter into repurchase agreements.


(5) Pledge, mortgage or hypothecate assets except to secure temporary borrowings permitted by (3) above in aggregate amounts not to exceed 10% of total assets taken at current value at the time of the incurrence of such loan.


(6) Purchase or sell real estate, real estate limited partnership interests, futures contracts, commodities or commodities contracts and interests in a pool of securities that are secured by interests in real estate. However, subject to the permitted investments of the Fund, the Fund may invest in municipal securities or other obligations secured by real estate or interests therein.


(7) Make short sales of securities, maintain a short position or purchase securities on margin, except that a Fund may obtain short-term credits as necessary for the clearance of security transactions.

(8) Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

(9) Purchase securities of other investment companies except as permitted by the Investment Company Act of 1940 and the rules and regulations thereunder.

(10) Issue senior securities (as defined in the Investment Company Act of 1940) except in connection with permitted borrowings as described above or as permitted by rule, regulation or order of the Securities and Exchange Commission.

(11) Purchase or retain securities of an issuer if an officer, trustee, partner or director of the Fund or any investment advisor of the Fund owns beneficially more than 1/2 of 1% of the shares or securities of such issuer and all such officers, trustees, partners and directors owning more than 1/2 of 1% of such shares or securities together own more than 5% of such shares or securities.

(12) Invest in interests in oil, gas or other mineral exploration or development programs and oil, gas or mineral leases.


(13) Write or purchase puts, calls, options or combinations thereof or invest in warrants, except that the Fund may purchase "put" bonds.

NONFUNDAMENTAL INVESTMENT RESTRICTIONS. The Trust may not, on behalf of Municipal Bond Fund:

(1) The Fund may not invest in illiquid securities in an amount exceeding, in the aggregate, 10% of the Fund's total assets. An illiquid security is a security that cannot be disposed of promptly (within seven days) and in the usual course of business without a loss, and includes repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists.

(2) The Fund may not purchase securities of other US-registered investment companies except as permitted by the Investment Company Act of 1940 and the rules, regulations and any applicable exemptive order issued thereunder.


Summary of Investment Practices

The following is a chart of the various types of securities and investment strategies employed by the Funds. Unless otherwise indicated, the Funds are not obligated to pursue any of the following strategies and do not represent that these techniques are available now or will be available at any time in the future. If the Funds' investment in a particular type of security is limited to a certain percentage of the Funds' assets, that percentage limitation is listed in the chart. Following the chart, there is a description of how each type of security and investment strategy may be used by the Funds. As a matter of non-fundamental operating policy, the Funds may be subject to additional restrictions.

----------------------------------------------------------------------------------------------------
INVESTMENT PRACTICE                     Municipal Bond Fund           Short-Term Municipal Bond Fund
====================================================================================================
KEY TO TABLE:

*     Permitted without stated limit
#     Permitted without stated limit, but not expected to be used to a significant extent
X     Not permitted

20% Italic type (e.g. 20%) represents an investment limitation as a percentage of net fund assets; does not indicate actual use

20% Roman type (e.g. 20%) represents an investment limitation as a percentage of total fund assets; does not indicate actual use
----------------------------------------------------------------------------------------------------
EQUITY SECURITIES
----------------------------------------------------------------------------------------------------
Common Stock                                     X                               X
----------------------------------------------------------------------------------------------------
Warrants                                         X                               X
----------------------------------------------------------------------------------------------------
Preferred Stock                                  X                               X
----------------------------------------------------------------------------------------------------
Convertible Securities                           X                               X
----------------------------------------------------------------------------------------------------
FIXED INCOME SECURITIES & MONEY MARKET INSTRUMENTS
----------------------------------------------------------------------------------------------------
Short-Term Instruments                           #                               *
----------------------------------------------------------------------------------------------------
Obligations of Banks and                         20%                             20%
Other Financial Institutions
----------------------------------------------------------------------------------------------------
Certificates of Deposit and                      20%                             20%
Banker's Acceptances
----------------------------------------------------------------------------------------------------
Commercial Paper                                 *                               *
----------------------------------------------------------------------------------------------------
Variable Rate Master Demand                      *                               *
Notes
----------------------------------------------------------------------------------------------------
U.S. Government Securities                       20%                             20%
----------------------------------------------------------------------------------------------------
Custodial Receipts                               X                               X
----------------------------------------------------------------------------------------------------
Zero Coupon Securities and                       X                               X
Deferred Interest Bonds
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
INVESTMENT PRACTICE                     Municipal Bond Fund           Short-Term Municipal Bond Fund
====================================================================================================
KEY TO TABLE:

*     Permitted without stated limit
#     Permitted without stated limit, but not expected to be used to a significant extent
X     Not permitted

20% Italic type (e.g. 20%) represents an investment limitation as a percentage of net fund assets; does not indicate actual use

20% Roman type (e.g. 20%) represents an investment limitation as a percentage of total fund assets; does not indicate actual use
----------------------------------------------------------------------------------------------------
Variable Rate Securities                         *                               *
----------------------------------------------------------------------------------------------------
Inverse Floating Rate                            X                               X
Securities
----------------------------------------------------------------------------------------------------
Lower-Rated Debt Securities                     5%                               5%
----------------------------------------------------------------------------------------------------
Put Bonds                                        #                               #
----------------------------------------------------------------------------------------------------
MUNICIPAL SECURITIES
----------------------------------------------------------------------------------------------------
Municipal Notes                                  *                               *
----------------------------------------------------------------------------------------------------
Tax Anticipation Notes                           *                               *
----------------------------------------------------------------------------------------------------
Revenue Anticipation Notes                       *                               *
----------------------------------------------------------------------------------------------------
Bond Anticipation Notes                          *                               *
----------------------------------------------------------------------------------------------------
Tax and Revenue Anticipation                     *                               *
Notes
----------------------------------------------------------------------------------------------------
Construction Loan Notes                          *                               *
----------------------------------------------------------------------------------------------------
Miscellaneous, Temporary and                     *                               *
Anticipatory Instruments
----------------------------------------------------------------------------------------------------
Tax-Exempt Commercial Paper                      *                               *
----------------------------------------------------------------------------------------------------
Municipal Securities                       At least 80%                     At least 80%
----------------------------------------------------------------------------------------------------
General Obligation Bonds                         *                               *
----------------------------------------------------------------------------------------------------
Revenue Bonds                                    *                               *
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
INVESTMENT PRACTICE                     Municipal Bond Fund           Short-Term Municipal Bond Fund
====================================================================================================
KEY TO TABLE:

*     Permitted without stated limit
#     Permitted without stated limit, but not expected to be used to a significant extent
X     Not permitted

20% Italic type (e.g. 20%) represents an investment limitation as a percentage of net fund assets; does not indicate actual use

20% Roman type (e.g. 20%) represents an investment limitation as a percentage of total fund assets; does not indicate actual use
----------------------------------------------------------------------------------------------------
Private Activity Bonds                           *                               *
----------------------------------------------------------------------------------------------------
Tender Option Bonds                              *                               *
----------------------------------------------------------------------------------------------------
Municipal Leases,                                5%                              5%
Certificates of Participation
and Other Participation
Interests
----------------------------------------------------------------------------------------------------
Pre-Refunded Securities                          *                               *
----------------------------------------------------------------------------------------------------
Auction Rate Securities                          *                               *
----------------------------------------------------------------------------------------------------
Pay-in-Kind Securities                           X                               X
----------------------------------------------------------------------------------------------------
DERIVATIVE SECURITIES (OPTIONS)
----------------------------------------------------------------------------------------------------
Options on Securities                            X                               *
----------------------------------------------------------------------------------------------------
Options on Securities Indices                    X                               *
----------------------------------------------------------------------------------------------------
Options on Non-US Securities                     X                               X
Indices
----------------------------------------------------------------------------------------------------
DERIVATIVE SECURITIES (FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS)
----------------------------------------------------------------------------------------------------
Futures Contracts                                X                               *
----------------------------------------------------------------------------------------------------
Futures Contracts on
Securities Indices                               X                               *
----------------------------------------------------------------------------------------------------
Options on Futures Contracts
(including Contracts on
Securities Indices)                              X                               *
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
INVESTMENT PRACTICE                     Municipal Bond Fund           Short-Term Municipal Bond Fund
====================================================================================================
KEY TO TABLE:

*     Permitted without stated limit
#     Permitted without stated limit, but not expected to be used to a significant extent
X     Not permitted

20% Italic type (e.g. 20%) represents an investment limitation as a percentage of net fund assets; does not indicate actual use

20% Roman type (e.g. 20%) represents an investment limitation as a percentage of total fund assets; does not indicate actual use
----------------------------------------------------------------------------------------------------
DERIVATIVE SECURITIES (HEDGING STRATEGIES)
----------------------------------------------------------------------------------------------------
Swap Agreement                                   *                               *
----------------------------------------------------------------------------------------------------
DERIVATIVE SECURITIES (HEDGING STRATEGIES)
----------------------------------------------------------------------------------------------------
Hedging Strategies                               *                               *
----------------------------------------------------------------------------------------------------
MORTGAGE-BACKED AND ASSET-BACKED SECURITIES
----------------------------------------------------------------------------------------------------
Government Guaranteed                            20%                             20%
Mortgage-Backed Securities
----------------------------------------------------------------------------------------------------
Ginnie Mae Certificates                          20%                             20%
----------------------------------------------------------------------------------------------------
Fannie Mae Certificates                          20%                             20%
----------------------------------------------------------------------------------------------------
Freddie Mac Certificates                         20%                             20%
----------------------------------------------------------------------------------------------------
Multi-Class Mortgage-Backed                      X                               X
Securities (CMOs and REMICs)
----------------------------------------------------------------------------------------------------
Private Issued Mortgage-                         X                               X
Backed Securities
----------------------------------------------------------------------------------------------------
Asset-Backed Securities                          X                               X
SECURITIES OF NON-U.S. ISSUERS
----------------------------------------------------------------------------------------------------
Foreign Securities &                             X                               X
Depository Receipts (ADRs,
EDRs, GDRs and IDRs)
----------------------------------------------------------------------------------------------------
Foreign Corporate Debt                           X                               X
Securities
----------------------------------------------------------------------------------------------------
Foreign Government Debt                          X                               X
Securities
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
INVESTMENT PRACTICE                     Municipal Bond Fund           Short-Term Municipal Bond Fund
====================================================================================================
KEY TO TABLE:

*     Permitted without stated limit
#     Permitted without stated limit, but not expected to be used to a significant extent
X     Not permitted

20% Italic type (e.g. 20%) represents an investment limitation as a percentage of net fund assets; does not indicate actual use

20% Roman type (e.g. 20%) represents an investment limitation as a percentage of total fund assets; does not indicate actual use
----------------------------------------------------------------------------------------------------
Investments in Emerging                          X                               X
Markets
----------------------------------------------------------------------------------------------------
CURRENCY MANAGEMENT
----------------------------------------------------------------------------------------------------
Currency Exchange Transactions                   X                               X
----------------------------------------------------------------------------------------------------
Currency Hedging Transactions                    X                               X
----------------------------------------------------------------------------------------------------
Forward Currency Exchange                        X                               X
Contracts
----------------------------------------------------------------------------------------------------
Options on Foreign Currencies                    X                               X
----------------------------------------------------------------------------------------------------
OTHER INVESTMENTS AND INVESTMENT PRACTICES
----------------------------------------------------------------------------------------------------
Illiquid Securities                              10%                             15%
----------------------------------------------------------------------------------------------------
When-Issued and Delayed                          *                               *
Delivery Securities
----------------------------------------------------------------------------------------------------
Repurchase Agreements                            20%                             20%
----------------------------------------------------------------------------------------------------
Mortgage Dollar Rolls                            X                               X
----------------------------------------------------------------------------------------------------
Lending of Portfolio                             X                               33 1/3%
Securities
----------------------------------------------------------------------------------------------------
Borrowing                                        10%                             33 1/3%
----------------------------------------------------------------------------------------------------
Short Sales                                      X                               #
----------------------------------------------------------------------------------------------------
Other Investment Companies                       10%                             10%
----------------------------------------------------------------------------------------------------
Temporary Defensive                              20%                             20%
Investments
----------------------------------------------------------------------------------------------------

Fixed Income Securities

General. Each Fund may invest in fixed income securities. In periods of declining interest rates, the yield (income from portfolio investments over a stated period of time) of a Fund that invests in fixed income securities may tend to be higher than prevailing market rates, and in periods of rising interest rates, the yield of the Fund may tend to be lower. In addition, when interest rates are falling, the inflow of net new money to such a Fund will likely be invested in portfolio instruments producing lower yields than the balance of the Fund's portfolio, thereby reducing the yield of the Fund. In periods of rising interest rates, the opposite can be true. The net asset value of a Fund investing in fixed income securities can generally be expected to change as general levels of interest rates fluctuate. The value of fixed income securities in a Fund's portfolio generally varies inversely with changes in interest rates. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.

Put Bonds. Each of the Funds may invest in "put" bonds, which are tax-exempt securities (including securities with variable interest rates) that may be sold back to the issuer of the security at face value at the option of the holder prior to their stated maturity. The Advisor intends to purchase only those "put" bonds for which the put option is an integral part of the security as originally issued. The option to "put" the bond back to the issuer before the stated final maturity can cushion the price decline of the bond in a rising interest rate environment. However, the premium paid, if any, for an option to put will have the effect of reducing the yield otherwise payable on the underlying security. For the purpose of determining the "maturity" of securities purchased subject to an option to put, and for the purpose of determining the dollar weighted average maturity of a Fund holding such securities, the Fund will consider "maturity" to be the first date on which it has the right to demand payment from the issuer of the put although the final maturity of the security is later than such date.

US Government Securities. The Funds may invest in obligations issued or guaranteed as to both principal and interest by the US Government, its agencies, instrumentalities or sponsored enterprises ("US Government securities"). The full faith and credit of the United States support some US Government securities, such as US Treasury bills, notes and bonds. Others, such as obligations issued or guaranteed by US Government agencies or instrumentalities are supported either by (i) the full faith and credit of the US Government (such as securities of the Small Business Administration), (ii) the right of the issuer to borrow from the US Treasury (such as securities of the Federal Home Loan Banks), (iii) the discretionary authority of the US Government to purchase the agency's obligations (such as securities of the Federal National Mortgage Association), or (iv) only the credit of the issuer. No assurance can be given that the US Government will provide financial support to US Government agencies or instrumentalities in the future.

Each of the Funds may also invest in separately traded principal and interest components of securities guaranteed or issued by the US Government or its agencies, instrumentalities or sponsored enterprises if such components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS") or any similar program sponsored by the US Government. STRIPS are sold as zero coupon securities. See "Zero Coupon Securities."



Variable and Floating Rate Instruments. Each of the Funds may invest in variable or floating rate instruments and variable rate demand instruments, including variable amount master demand notes. These instruments will normally involve industrial development or revenue bonds that provide that the rate of interest is set as a specific percentage of a designated base rate (such as the prime rate) at a major commercial bank. In addition, the interest rate on these securities may be reset daily, weekly or on some other reset period and may have a floor or ceiling on interest rate changes. A Fund holding such an instrument can demand payment of the obligation at all times or at stipulated dates on short notice (not to exceed 30 days) at par plus accrued interest.

Debt instruments purchased by a Fund may be structured to have variable or floating interest rates. These instruments may include variable amount master demand notes that permit the indebtedness to vary in addition to providing for periodic adjustments in the interest rates. The Advisor will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instrument is subject to a demand feature, will continuously monitor their financial ability to meet payment on demand. Where necessary to ensure that a variable or floating rate instrument is equivalent to the quality standards applicable to a Fund's fixed income investments, the issuer's obligation to pay the principal of the instrument will be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. Any bank providing such a bank letter, line of credit, guarantee or loan commitment will meet the Fund's investment quality standards relating to investments in bank obligations. The Advisor will also continuously monitor the creditworthiness of issuers of such instruments to determine whether a Fund should continue to hold the investments.

The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of the instruments, and a Fund could suffer a loss if the issuer defaults or during periods in which a Fund is not entitled to exercise its demand rights.

Variable and floating rate instruments held by a Fund will be subject to the Fund's limitation on investments in illiquid securities when a reliable trading market for the instruments does not exist and the Fund may not demand payment of the principal amount of such instruments within seven days.

Yields and Ratings. The yields on certain obligations, including the money market instruments in which each Fund may invest (such as commercial paper and bank obligations), are dependent on a variety of factors, including general market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings of Standard and Poor's Ratings Group ("S&P"), Moody's Investor Service, Inc. ("Moody's") and other recognized rating organizations represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality or value. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. See Appendix A for a description of the ratings provided by S&P's, Moody's and certain other recognized rating organizations.

Subsequent to its purchase by a Fund, a rated security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Board of Trustees or the Advisor, pursuant to guidelines established by the Board of Trustees, will consider such an event in determining whether the Fund should continue to hold the security in accordance with the interests of the Fund and applicable regulations of the SEC.

Lower Quality Debt Obligations -- "Junk Bonds." These securities are considered speculative and, while generally offering greater income than investments in higher quality securities, involve greater risk of loss of principal and income, including the possibility of default or bankruptcy of the issuers of such securities, and have greater price volatility, especially during periods of economic uncertainty or change. These lower quality bonds tend to be affected by economic changes and short-term corporate and industry developments to a greater extent than higher quality securities, which react primarily to fluctuations in the general level of interest rates.


Below investment grade bonds (junk bonds) will also be affected by the market's perception of their credit quality, especially during times of adverse publicity, and the outlook for economic growth. In the past, economic downturns or an increase in interest rates have, under certain circumstances, caused a higher incidence of default by the issuers of these securities and may do so in the future, especially in the case of highly leveraged issuers. The market for these lower quality bonds is generally less liquid than the market for investment grade bonds. Therefore, the Advisor's judgment may at times play a greater role in valuing these securities than in the case of investment grade bonds, and it also may be more difficult under certain adverse market conditions to sell these lower quality securities to meet redemption requests, to respond to changes in the market, or to determine accurately a Fund's net asset value.

The market value of fixed income securities that carry no equity participation usually reflects yields generally available on securities of similar quality and type. When such yields decline, the market value of a portfolio already invested at higher yields can be expected to rise if such securities are protected against early call. Similarly, when such yields increase, the market value of a portfolio already invested at lower yields can be expected to decline.

Municipal Securities. The Funds may invest in municipal securities. Municipal securities consist of bonds, notes and other instruments issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from regular federal income tax (i.e., excluded from gross income for federal income tax purposes but not necessarily exempt from the federal alternative minimum tax or from state and local taxes). Municipal securities may also be issued on a taxable basis (i.e., the interest on such securities is not exempt from regular federal income tax).

Municipal securities are often issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which municipal securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to lend to other public institutions and facilities. Municipal securities also include "private activity" or industrial development bonds, which are issued by or on behalf of public authorities to provide financing aid to acquire sites or construct or equip facilities within a municipality for privately or publicly owned corporations.

The two principal classifications of municipal securities are "general obligations" and "revenue obligations." General obligations are secured by the issuer's pledge of its full faith and credit for the payment of principal and interest although the characteristics and enforcement of general obligations may vary according to the law applicable to the particular issuer. Revenue obligations, which include, but are not limited to, private activity bonds, resource recovery bonds, certificates of participation and certain municipal notes, are not backed by the credit and taxing authority of the issuer and are payable solely from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Nevertheless, the obligations of the issuer may also be backed by a letter of credit, guarantee or insurance. General obligations and revenue obligations may be issued in a variety of forms, including commercial paper, fixed, variable and floating rate securities, tender option bonds, auction rate bonds and capital appreciation bonds.

In addition to general obligations and revenue obligations, there is a variety of hybrid and special types of municipal securities. There are also numerous differences in the credit backing of municipal securities both within and between these two principal classifications.

For the purpose of applying a Fund's investment restrictions, the identification of the issuer of a municipal security which is not a general obligation is made by the Advisor based on the characteristics of the municipal security, the most important of which is the source of funds for the payment of principal and interest on such securities.

One or a small number of institutional investors such as a Fund may purchase an entire issue of municipal securities. Thus, the issue may not be said to be publicly offered. Unlike some securities that are not publicly offered, a secondary market exists for many municipal securities that were not publicly offered initially and such securities can be readily marketable.

The obligations of an issuer to pay the principal of and interest on a municipal security are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest or imposing other constraints upon the enforcement of such obligations. There is also the possibility that, because of litigation or other conditions, the power or ability of the issuer to pay when due principal of or interest on a municipal security may be materially affected.

Municipal Leases, Certificates of Participation and other Participation Interests. A municipal lease is an obligation in the form of a lease or installment purchase contract that is issued by a state or local government to acquire equipment and facilities. Income from such obligations is generally exempt from state and local taxes in the state of issuance (as well as regular Federal income tax). Municipal leases frequently involve special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Thus, a Fund's investment in municipal leases will be subject to the special risk that the governmental issuer may not appropriate funds for lease payments.

In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of nonappropriation or foreclosure might prove difficult, time consuming and costly, and result in an unsatisfactory or delayed recoupment of a Fund's original investment.

Certificates of participation represent undivided interests in municipal leases, installment purchase contracts or other instruments. The certificates are typically issued by a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase contracts.

Certain municipal lease obligations and certificates of participation may be deemed illiquid for the purpose of the Funds' respective limitations on investments in illiquid securities. Other municipal lease obligations and certificates of participation acquired by a Fund may be determined by the Advisor, pursuant to guidelines adopted by the Board of Trustees of the Trust, to be liquid securities for the purpose of such Fund's limitation on investments in illiquid securities. In determining the liquidity of municipal lease obligations and certificates of participation, the Advisor will consider a variety of factors including: (1) the willingness of dealers to bid for the security; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades or quotes for the obligation; and (4) the nature of the marketplace trades. In addition, the Advisor will consider factors unique to particular lease obligations and certificates of participation affecting the marketability thereof. These include the general creditworthiness of the issuer, the importance to the issuer of the property covered by the lease and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by a Fund. No Fund may invest more than 5% of its net assets in municipal leases.


Each of the Funds may purchase participations in municipal securities held by a commercial bank or other financial institution. Such participations provide a Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide a Fund with the right to demand payment, on not more than seven days notice, of all or any part of the Fund's participation interest in the underlying municipal security, plus accrued interest.

Municipal Notes. Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer's receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include Tax Anticipation Notes, Revenue Anticipation Notes, Bond Anticipation Notes, Tax and Revenue Anticipation Notes and Construction Loan Notes. Tax Anticipation Notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond Anticipation Notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the notes. Tax and Revenue Anticipation Notes combine the funding sources of both Tax Anticipation Notes and Revenue Anticipation Notes. Construction Loan Notes are sold to provide construction financing. These notes are secured by mortgage notes insured by the Federal Housing Authority; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The obligations of an issuer of municipal notes are generally secured by the anticipated revenues from taxes, grants or bond financing. An investment in such instruments, however, presents a risk that the anticipated revenues will not be received or that such revenues will be insufficient to satisfy the issuer's payment obligations under the notes or that refinancing will be otherwise unavailable.

Private Activity and Industrial Development Bonds. Each of the Funds may invest in private activity and industrial development bonds, which are obligations issued by or on behalf of public authorities to raise money to finance various privately owned or operated facilities for business and manufacturing, housing, sports and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports, parking or sewage or solid waste disposal facilities, as well as certain other facilities or projects. The payment of the principal and interest on such bonds is generally dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

Tax-Exempt Commercial Paper. Issues of tax-exempt commercial paper typically represent short-term, unsecured, negotiable promissory notes. These obligations are issued by state and local governments and their agencies to finance working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, tax-exempt commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

Pre-Refunded Municipal Securities. The principal of and interest on municipal securities that have been pre-refunded are no longer paid from the original revenue source for the securities. Instead, after pre-refunding the source of such payments of the principal of and interest on these securities are typically paid from an escrow fund consisting of obligations issued or guaranteed by the US Government. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer. Pre-refunded municipal securities are usually purchased at a price which represents a premium over their face value.

Tender Option Bonds. A tender option bond is a municipal security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates. The bond is typically issued in conjunction with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof.

As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate.


However, an institution will not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrade in the credit rating assigned to the issuer of the bond. The liquidity of a tender option bond is a function of the credit quality of both the bond issuer and the financial institution providing liquidity. Tender option bonds are deemed to be liquid unless, in the opinion of the Advisor, the credit quality of the bond issuer and the financial institution is deemed, in light of the Fund's credit quality requirements, to be inadequate. Each Fund intends to invest only in tender option bonds the interest on which will, in the opinion of bond counsel, counsel for the issuer of interests therein or counsel selected by the Advisor, be exempt from regular federal income tax. However, because there can be no assurance that the IRS will agree with such counsel's opinion in any particular case, there is a risk that a Fund will not be considered the owner of such tender option bonds and thus will not be entitled to treat such interest as exempt from such tax. Additionally, the federal income tax treatment of certain other aspects of these investments, including the proper tax treatment of tender option bonds and the associated fees, in relation to various regulated investment company tax provisions is unclear. See "Taxes." Each Fund intends to manage its portfolio in a manner designed to eliminate or minimize any adverse impact from the tax rules applicable to these investments.


Auction Rate Securities. Auction rate securities consist of auction rate municipal securities and auction rate preferred securities issued by closed-end investment companies that invest primarily in municipal securities. Provided that the auction mechanism is successful, auction rate securities usually permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by "Dutch" auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is the risk that an auction will fail due to insufficient demand for the securities.


Dividends on auction rate preferred securities issued by a closed-end fund may be designated as exempt from federal income tax to the extent they are attributable to tax-exempt interest income earned by the fund on the securities in its portfolio and distributed to holders of the preferred securities, provided that the preferred securities are treated as equity securities for federal income tax purposes and the closed-end fund complies with certain requirements under the Internal Revenue Code of 1986, as amended (the "Code"). For purposes of complying with the 20% limitation on each Fund's investments in taxable investments, auction rate preferred securities will be treated as taxable investments unless substantially all of the dividends on such securities are expected to be exempt from regular federal income taxes.

A Fund's investments in auction rate preferred securities of closed-end funds are subject to limitations on investments in other US registered investment companies, which limitations are prescribed by the 1940 Act. These limitations include prohibitions against acquiring more than 3% of the voting securities of any other such investment company, and investing more than 5% of the Fund's assets in securities of any one such investment company or more than 10% of its assets in securities of all such investment companies. A Fund will indirectly bear its proportionate share of any management fees paid by such closed-end funds in addition to the advisory fee payable directly by the Fund.


Private Activity Bonds. Certain types of municipal securities, generally referred to as industrial development bonds (and referred to under current tax law as private activity bonds), are issued by or on behalf of public authorities to obtain funds for privately-operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues. The interest from certain private activity bonds owned by a Fund (including the Fund's distributions attributable to such interest) may be a preference item for purposes of the alternative minimum tax.


Strategic Transactions and Derivatives. Each Fund may, but is not required to, utilize various other investment strategies as described below, subject to its fundamental investment restrictions, for a variety of purposes, such as hedging various market risks, managing the effective maturity or duration of a Fund's portfolio, or enhancing potential gain. These strategies may be executed through the use of derivative contracts.


In the course of pursuing these investment strategies, Short-Term Municipal Bond Fund may purchase and sell exchange-listed and over the counter put and call options on securities, fixed-income indices and other financial instruments; and may purchase and sell futures contracts and options thereon. Each Fund may enter into various transactions such as swaps, caps, floors or collars (collectively, all the above are called "Strategic Transactions"). In addition, Strategic Transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur. Strategic Transactions may be used without limit (except to the extent that 80% of a Fund's assets, determined at the time of purchase, are required to be invested in municipal securities that pay interest exempt from regular federal income tax, and as limited by the Fund's other investment restrictions and subject to certain limits imposed by the 1940 Act) to attempt to protect against possible changes in the market value of securities held in or to be purchased for a Fund's portfolio resulting from securities markets fluctuations, to protect a Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of a Fund's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Funds to utilize these Strategic Transactions successfully will depend on the Advisor's ability to predict pertinent market movements, which cannot be assured. The Funds will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions will not be used to alter fundamental investment purposes and characteristics of the Funds, and a Fund will segregate assets (or as provided by applicable regulations, enter into certain offsetting positions) to cover its obligations under options, futures and swaps to limit leveraging of a Fund.


Strategic Transactions, including derivative contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Advisor's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to a Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation a Fund can realize on its investments or cause a Fund to hold a security it might otherwise sell. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of that Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, a Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.


General Characteristics of Options (for Short-Term Municipal Bond Fund only). Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."


A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, the Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

The Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Fund will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting the Fund to require the Counterparty to sell the option back to the Fund at a formula price within seven days. The Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Advisor must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The Fund will engage in OTC option transactions only with US government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers," or broker-dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from Moody's or an equivalent rating from any other nationally recognized statistical rating organization ("NRSRO") or, in the case of OTC currency transactions, are determined to be of equivalent credit quality by the Advisor. The staff of the SEC currently takes the position that OTC options purchased by the Fund, and portfolio securities "covering" the amount of the Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the Fund's limitation on investing no more than 15% of its net assets in illiquid securities.

If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund's income. The sale of put options can also provide income.

The Fund may purchase and sell call options on securities including US Treasury and agency securities, municipal obligations, mortgage-backed securities and Eurodollar instruments that are traded on US and foreign securities exchanges and in the over-the-counter markets, and on securities indices and futures contracts. All calls sold by the Fund must be "covered" (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold.

The Fund may purchase and sell put options on securities including US Treasury and agency securities, mortgage-backed securities, municipal obligations and Eurodollar instruments (whether or not it holds the above securities in its portfolio) and on securities indices and futures contracts other than futures on individual corporate debt and individual equity securities. The Fund will not sell put options if, as a result, more than 50% of such Fund's assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.


General Characteristics of Futures (for Short-Term Municipal Bond Fund only). The Fund may enter into futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate or fixed-income market changes and for duration management, risk management and return enhancement purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

The Fund's use of futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into for bona fide hedging, risk management (including duration management) or other portfolio management and return enhancement purposes. Typically, maintaining a futures contract or selling an option thereon requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark-to-market value of the contract fluctuates. The purchase of options on financial futures involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

The Fund will not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of the Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below.

Swaps, Caps, Floors and Collars. Among the Strategic Transactions into which each Fund may enter are interest rate, index and other swaps and the purchase or sale of related caps, floors and collars. A Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, as a duration management technique or to protect against any increase in the price of securities a Fund anticipates purchasing at a later date. A Fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream a Fund may be obligated to pay. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. An index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.


A Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as a Fund will segregate assets (or enter into offsetting positions) to cover its obligations under swaps, the Advisor and a Fund believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. A Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or has an equivalent rating from another NRSRO or is determined to be of equivalent credit quality by the Advisor. If there is a default by the Counterparty, a Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

Third Party Puts. A Fund may purchase long-term fixed rate bonds that have been coupled with an option granted by a third party financial institution allowing a Fund at specified intervals to tender (or "put") the bonds to the institution and receive the face value thereof (plus accrued interest). These third party puts are available in several different forms, may be represented by custodial receipts or trust certificates and may be combined with other features such as interest rate swaps. A Fund receives a short-term rate of interest (which is periodically reset), and the interest rate differential between that rate and the fixed rate on the bond is retained by the financial institution. The financial institution granting the option does not provide credit enhancement, and in the event that there is a default in the payment of principal or interest, or downgrading of a bond to below investment grade, or a loss of the bond's tax-exempt status, the put option will terminate automatically, the risk to a Fund will be that of holding such a long-term bond and the weighted average maturity of that Fund's portfolio would be adversely affected.


These bonds coupled with puts may present the same tax issues as are associated with Stand-By Commitments. As with any Stand-By Commitments acquired by a Fund, the Fund intends to take the position that it is the owner of any municipal obligation acquired subject to a third-party put, and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the Internal Revenue Service will agree with such position in any particular case. Additionally, the federal income tax treatment of certain other aspects of these investments, including the treatment of tender fees and swap payments, in relation to various regulated investment company tax provisions is unclear. See "Taxes." However, the Advisor seeks to manage a Fund's portfolio in a manner designed to minimize any adverse impact from these investments.


Use of Segregated and Other Special Accounts. Many Strategic Transactions, in addition to other requirements, require that a Fund segregate cash or liquid assets with its custodian to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by a Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid assets at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by a Fund will require a Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a Fund on an index will require a Fund to own portfolio securities which correlate with the index or to segregate cash or liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by a Fund requires that Fund to segregate cash or liquid assets equal to the exercise price.

Except when a Fund enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates a Fund to buy or sell currency will generally require that Fund to hold an amount of that currency or liquid assets denominated in that currency equal to a Fund's obligations or to segregate cash or liquid assets equal to the amount of a Fund's obligation.

OTC options entered into by a Fund, including those on securities, currency, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when a Fund sells these instruments it will only segregate an amount of cash or liquid assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by a Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when a Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, a Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by a Fund other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement and that Fund will segregate an amount of cash or liquid assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option thereon, a Fund must deposit initial margin and possible daily variation margin in addition to segregating cash or liquid assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

With respect to swaps, a Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid assets having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to a Fund's net obligation, if any.

Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. A Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, a Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by a Fund. Moreover, instead of segregating cash or liquid assets if a Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash or liquid assets equal to any remaining obligation would need to be segregated.


Mortgage-Backed Securities


General. The Funds may invest, to a limited extent, in mortgage-backed securities, which represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property.


Mortgage-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying mortgage-backed securities can be expected to accelerate, and thus impair a Fund's ability to reinvest the returns of principal at comparable yields. Accordingly, the market values of such securities will vary with changes in market interest rates generally and in yield differentials among various kinds of US Government securities and other mortgage-backed securities. The occurrence of mortgage prepayments is affected by various other factors, including general economic conditions, the location, scheduled maturity and age of the mortgage and other social and demographic conditions. Many mortgage-backed securities may be considered derivative instruments.

Mortgage-Backed. Each of the Funds may invest in mortgage-backed securities, including derivative instruments. Mortgage-backed securities represent direct or indirect participations in or obligations collateralized by and payable from mortgage loans secured by real property. A Fund may invest in mortgage-backed securities issued or guaranteed by US Government agencies or instrumentalities or government-sponsored enterprises such as the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). Obligations of GNMA are backed by the full faith and credit of the US Government. Obligations of FNMA and FHLMC are not backed by the full faith and credit of the US Government but are considered to be of high quality since they are considered to be instrumentalities of the United States (and are supported by the credit of the instrumentality). The market value and yield of these mortgage-backed securities can vary due to market interest rate fluctuations and early prepayments of underlying mortgages. These securities represent ownership in a pool of federally insured mortgage loans with a maximum maturity of 30 years. The scheduled monthly interest and principal payments relating to mortgages in the pool will be "passed through" to investors, net of certain fees. Government mortgage-backed securities differ from conventional bonds in that principal is paid back to the certificate holders over the life of the loan rather than at maturity. As a result, there will be monthly scheduled payments of principal and interest.


Due to prepayments of the underlying mortgage instruments, mortgage-backed securities do not have a known actual maturity. In the absence of a known maturity, market participants generally refer to an estimated average life. The Advisor believes that the estimated average life is the most appropriate measure of the maturity of a mortgage-backed security. Accordingly, in order to determine whether such security is a permissible investment, it will be deemed to have a remaining maturity of three years or less if the average life, as estimated by the Advisor, is three years or less at the time of purchase of the security by a Fund. An average life estimate is a function of an assumption regarding anticipated prepayment patterns. The assumption is based upon current interest rates, current conditions in the relevant housing markets and other factors. The assumption is necessarily objective, and thus different market participants could produce somewhat different average life estimates with regard to the same security. Although the Advisor will monitor the average life of the portfolio securities of each Fund with a portfolio maturity policy and make needed adjustments to comply with such Funds' policy as to average dollar weighted portfolio maturity, there can be no assurance that the average life of portfolio securities as estimated by the Advisor will be the actual average life of such securities.

Repurchase Agreements. Each Fund may enter into repurchase agreements. In a repurchase agreement, a Fund buys a security subject to the right and obligation to sell it back to the other party at the same price plus accrued interest. The Fund's custodian will hold the security as collateral for the repurchase agreement. Collateral must be maintained at a value at least equal to 102% of the repurchase price, but repurchase agreements involve some credit risk to a Fund if the other party defaults on its obligation and the Fund is delayed in or prevented from liquidating the collateral. A Fund will enter into repurchase agreements only with financial institutions deemed to present minimal risk of bankruptcy during the term of the agreement based on guidelines established and periodically reviewed by the Trust's Board of Trustees.

For purposes of the 1940 Act and, generally, for tax purposes, a repurchase agreement is considered to be a loan from the Fund to the seller of the obligation. For other purposes, it is not clear whether a court would consider such an obligation as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the obligation before its repurchase, under the repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Such delays may result in a loss of interest or decline in price of the obligation.

If the court characterizes the transaction as a loan and the Fund has not perfected a security interest in the obligation, the Fund may be treated as an unsecured creditor of the seller and required to return the obligation to the seller's estate. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt instrument purchased for the Funds, the Advisor seeks to minimize the risk of loss from repurchase agreements by analyzing the creditworthiness of the obligor, in this case, the seller of the obligation. In addition to the risk of bankruptcy or insolvency proceedings, there is the risk that the seller may fail to repurchase the security. However, if the market value of the obligation falls below an amount equal to 102% of the repurchase price (including accrued interest), the seller of the obligation will be required to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price.

"When-Issued" Purchases and Forward Commitments (Delayed Delivery). Each Fund may purchase securities on a when-issued, delayed delivery or forward commitment basis. When these transactions are negotiated, the price of the securities is fixed at the time of the commitment, but delivery and payment may take place up to 90 days after the date of the commitment to purchase for equity securities, and up to 45 days after such date for fixed income securities. When-issued securities or forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date.


These transactions, which involve a commitment by a Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), permit the Fund to lock in a price or yield on a security, regardless of future changes in interest rates. A Fund will purchase securities on a "when-issued" or forward commitment basis only with the intention of completing the transaction and actually purchasing the securities. If deemed appropriate by the Advisor, however, a Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a gain or loss, and distributions attributable to any such gain, including a distribution by a Fund, would be taxable to shareholders.


When a Fund agrees to purchase securities on a "when-issued" or forward commitment basis, the Fund's custodian will set aside cash or liquid securities equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Fund may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund's commitments. The market value of a Fund's net assets will generally fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because a Fund's liquidity and ability to manage its portfolio might be affected when it sets aside cash or portfolio securities to cover such purchase commitments, each Fund expects that its commitments to purchase when-issued securities and forward commitments will not exceed 33% of the value of its total assets. When a Fund engages in "when-issued" and forward commitment transactions, it relies on the other party to the transaction to consummate the trade. Failure of such party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

The market value of the securities underlying a "when-issued" purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their market value, are taken into account when determining the market value of a Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest or dividends on the securities it has committed to purchase until the settlement date.


Borrowing. Each Fund may borrow for temporary or emergency purposes. This borrowing may be unsecured. Among the forms of borrowing in which each Fund may engage is entering into reverse repurchase agreements. The 1940 Act requires a Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the asset coverage should decline below 300% as a result of market fluctuations or for other reasons, a Fund is required to sell some of its portfolio securities within three days to reduce its borrowings and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. To the extent a Fund borrows money, positive or negative performance by the Fund's investments may be magnified. Any gain in the value, or income earned on the holding, of securities purchased with borrowed money that exceeds the interest paid on the amount borrowed would cause the net asset value of the Fund's shares to increase more rapidly than otherwise would be the case. Conversely, any decline in the value of securities purchased, or cost in excess of income earned, would cause the net asset value of the Fund's shares to decrease more rapidly than otherwise would be the case. Borrowed money thus creates an opportunity for greater capital gain but at the same time increases exposure to capital risk. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased or from income received as a holder of those securities. A Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. See "Investment Restrictions."

Lending Portfolio Securities. The Short-Term Municipal Bond Fund may lend portfolio securities to brokers, dealers and other financial organizations. These loans, if and when made by a Fund, may not exceed 33 1/3% of the value of the Fund's total assets. The Fund's loans of securities will be collateralized by cash, cash equivalents or US Government securities. The cash or instruments collateralizing the Fund's loans of securities will be maintained at all times in a segregated account with the Fund's custodian, in an amount at least equal to the current market value of the loaned securities. From time to time, the Fund may pay a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Fund and is acting as a "placing broker." No fee will be paid to affiliated persons of the Fund. The Board of Trustees will make a determination that the fee paid to the placing broker is reasonable.

By lending portfolio securities, the Fund can increase its income by continuing to receive amounts equal to the interest or dividends on the loaned securities as well as by either investing the cash collateral in short-term instruments or obtaining yield in the form of interest paid by the borrower when US Government securities are used as collateral. The Fund will comply with the following conditions whenever it loans securities: (i) the Fund must receive at least 100% cash collateral or equivalent securities from the borrower; (ii) the borrower must increase the collateral whenever the market value of the securities loaned rises above the level of the collateral; (iii) the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable interest on the loan, as well as amounts equal to the dividends, interest or other distributions on the loaned securities, and any increase in market value; (v) the Fund may pay only reasonable custodian fees in connection with the loan; and
(vi) voting rights on the loaned securities may pass to the borrower except that, if a material event will occur affecting the investment in the loaned securities, the Fund must terminate the loan in time to vote the securities on such event.

Diversification. Each Fund is "diversified" under the 1940 Act and is also subject to issuer diversification requirements imposed on regulated investment companies by Subchapter M of the Code. See "Investment Restrictions" and "Taxes" below.


Concentration of Investments. As a matter of fundamental policy, neither Fund may invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (except US Government securities). Currently, it is not anticipated that either Fund will invest 25% or more of its total assets (at market value at the time of purchase) in: (a) securities of one or more issuers conducting their principal activities in the same state; or (b) securities the principal and interest of which is paid from revenues of projects with similar characteristics, except that 25% or more of either Fund's total assets may be invested in single family and multi-family housing obligations. To the extent a Fund concentrates its investments in single family and multi-family housing obligations, the Fund will be subject to the peculiar risks associated with investments in such obligations, including prepayment risks and the risks of default on housing loans, which may be affected by economic conditions and other factors relating to such obligations.

Restricted Securities. A Fund may invest to a limited extent in restricted securities. Restricted securities are securities that may not be sold freely to the public without prior registration under federal securities laws or an exemption from registration. Restricted securities will be considered illiquid unless they are restricted securities offered and sold to "qualified institutional buyers" under Rule 144A under the Securities Act of 1933. Although Rule 144A Securities have not been registered under the Securities Act, they may be traded between certain qualified institutional investors, including investment companies. The presence or absence of a secondary market may affect the value of the Rule 144A Securities. The Fund's Board of Trustees has established guidelines and procedures for the Advisor to utilize to determine the liquidity of such securities. Rule 144A Securities may become illiquid if qualified institutional buyers are not interested in acquiring the securities.


Other Investment Companies. Each Fund may invest in the aggregate no more than 10% of its total assets, calculated at the time of purchase, in the securities of other US-registered investment companies. In addition, a Fund may not invest more than 5% of its total assets in the securities of any one such investment company or acquire more than 3% of the voting securities of any other such investment company. A Fund will indirectly bear its proportionate share of any management or other fees paid by investment companies in which it invests, in addition to its own fees.

Temporary Defensive Investments. For temporary defensive purposes during periods when the Advisor determines that conditions warrant, each of the Funds may invest up to 20% of its assets in cash and money market instruments, including securities issued or guaranteed by the US Government, its agencies or instrumentalities; certificates of deposit, time deposits, and bankers' acceptances issued by banks or savings and loans associations having net assets of at least $500 million as of the end of their most recent fiscal year; commercial paper rated at the time of purchase at least A-1 by Standard & Poor's or P-1 by Moody's, or unrated commercial paper determined by the Advisor to be of comparable quality; repurchase agreements involving any of the foregoing; and, to the extent permitted by applicable law, shares of other investment companies investing solely in money market instruments.

Commercial Paper. Commercial paper is a short-term, unsecured negotiable promissory note of a US or non-US issuer. Each of the Funds may purchase commercial paper. Each Fund may also invest in variable rate master demand notes which typically are issued by large corporate borrowers and which provide for variable amounts of principal indebtedness and periodic adjustments in the interest rate. Demand notes are direct lending arrangements between a Fund and an issuer, and are not normally traded in a secondary market. A Fund, however, may demand payment of principal and accrued interest at any time. In addition, while demand notes generally are not rated, their issuers must satisfy the same criteria as those that apply to issuers of commercial paper. The Advisor will consider the earning power, cash flow and other liquidity ratios of issuers of demand notes and continually will monitor their financial ability to meet payment on demand. See also "Fixed Income Securities -- Variable and Floating Rate Instruments."

Bank Obligations. Each Fund's investments in money market instruments may include certificates of deposit, time deposits and bankers' acceptances. Certificates of Deposit ("CDs") are short-term negotiable obligations of commercial banks. Time Deposits ("TDs") are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers' acceptances are time drafts drawn on commercial banks by borrowers usually in connection with international transactions.

US commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation (the "FDIC"). US banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. Most state banks are insured by the FDIC (although such insurance may not be of material benefit to a Fund, depending upon the principal amount of CDs of each bank held by the Fund) and are subject to federal examination and to a substantial body of federal law and regulation. As a result of governmental regulations, US branches of US banks, among other things, generally are required to maintain specified levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness. US savings and loan associations, the CDs of which may be purchased by the Funds, are supervised and subject to examination by the Office of Thrift Supervision. US savings and loan associations are insured by the Savings Association Insurance Fund which is administered by the FDIC and backed by the full faith and credit of the US Government.

                        MANAGEMENT OF THE TRUST AND FUNDS

Code of Ethics

The Board of Trustees of the Trust has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Trust's Code of Ethics permits access persons of the Funds to invest in securities for their own accounts, but requires compliance with the Code's preclearance requirements, subject to certain exceptions. In addition, the Trust's Code provides for trading blackout periods that prohibit trading by personnel within periods of trading by the Funds in the same security. The Trust's Code prohibits short term trading profits, prohibits personal investment in initial public offerings and requires prior approval with respect to purchases of securities in private placements.


The Funds' advisor and its affiliates (including each Fund's Distributor, SDI) have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act (the "Consolidated Code"). The Consolidated Code permits access persons to trade in securities that may be purchased or held by the Funds for their own accounts, subject to compliance with the Consolidated Code's preclearance and other requirements. Among other things, the Consolidated Code provides for trading "blackout periods" that prohibit trading by personnel within periods of trading by a Fund in the same security. The Consolidated Code also prohibits short term trading profits and personal investment in initial public offerings and requires prior approval with respect to purchases of securities in private placements.

Portfolio Turnover. A Fund's portfolio turnover rate is calculated by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of the Fund's portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. A Fund may sell securities held for a short time in order to take advantage of what the Advisor believes to be temporary disparities in normal yield relationships between securities. A high rate of portfolio turnover (i.e., 100% or higher) will result in correspondingly higher transaction costs to a Fund, particularly if the Fund's primary investments are equity securities. A high rate of portfolio turnover may also result in more frequent distributions attributable to long-term and short-term capital gains, which could increase income tax liability of the Fund's shareholders.


The following table sets forth the portfolio turnover rates for each Fund during the periods indicated:

                                                 For the Fiscal Year Ended
                                                 -------------------------
                                         2003                               2002
                                         ----                               ----


Scudder Municipal Bond Fund              18%                                 17%

Scudder Short-Term Municipal Bond Fund   34%                                 34%

Administrator. Deutsche Asset Management, Inc. (the "Administrator"), 280 Park Avenue, New York, New York 10017, serves as the Trust's administrator pursuant to an Administration Agreement dated August 27, 1998. Pursuant to the Administration Agreement, the Administrator has agreed to furnish statistical and research data, clerical services, and stationery and office supplies; prepare and file various reports with the appropriate regulatory agencies including the SEC and state securities commissions; and provide accounting and bookkeeping services for each Fund, including the computation of each Fund's net asset value, net investment income and net realized capital gains, if any.

For its services under the Administration Agreement, the Administrator receives a monthly fee at the following annual rate of the aggregate average daily net assets of each Fund: 0.12%. The administrator pays accounting agency and transfer agency fees out of the Administration fee. Previously, these fees were charged directly to each Fund. Net Fund Operating Expenses are unchanged since the Advisor has agreed to reduce its advisory fee and to make arrangements to limit certain other expenses to the extent necessary to limit Fund Operating Expenses of each Fund to the specified percentage of the Fund's net assets as described in the Expense Information tables in the Prospectus.


The following table sets forth the net administration fees that each Fund paid the Administrator during the periods indicated:

                                             For the Fiscal Year Ended
                                             -------------------------
                                           2003        2002         2001
                                           ----        ----         ----


Scudder Municipal Bond Fund              $539,758     $538,605     $632,150

Scudder Short-Term Municipal Bond Fund   $813,411     $285,709     $199,179


The Administration Agreement provides that the Administrator will not be liable under the Administration Agreement except for bad faith or gross negligence in the performance of its duties or from the reckless disregard by it of its duties and obligations thereunder.

Expenses of The Trust. The expenses borne by each Fund include: (i) fees and expenses of any investment advisor and any administrator of the Fund; (ii) fees and expenses incurred by the Fund in connection with membership in investment company organizations; (iii) brokers' commissions; (iv) payment for portfolio pricing services to a pricing agent, if any; (v) legal expenses; (vi) interest, insurance premiums, taxes or governmental fees; (vii) clerical expenses of issue, redemption or repurchase of shares of the Fund; (viii) the expenses of and fees for registering or qualifying shares of the Fund for sale and of maintaining the registration of the Fund and registering the Fund as a broker or a dealer; (ix) the fees and expenses of Trustees who are not affiliated with the Advisor; (x) the fees or disbursements of custodians of the Fund's assets, including expenses incurred in the performance of any obligations enumerated by the Declaration of Trust or By-Laws of the Trust insofar as they govern agreements with any such custodian; (xi) costs in connection with annual or special meetings of shareholders, including proxy material preparation, printing and mailing; (xii) charges and expenses of the Trust's auditor; (xiii) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust's business; and (xiv) expenses of an extraordinary and nonrecurring nature.


Transfer Agent. Scudder Investments Service Company (the "Transfer Agent" or "SISC") acts as each Fund's transfer and dividend disbursing agent pursuant to a transfer agency agreement (the "Transfer Agency Agreement"), under which the Transfer Agent (i) maintains record shareholder accounts, and (ii) makes periodic reports to the Trust's Board of Trustees concerning the operations of each Fund. Prior to December 16, 2002 Investment Company Capital Corp. acted as each Fund's transfer and dividend disbursing agent. SISC provides the same services that ICCC provided to the Funds and is entitled to receive the same rate of compensation.

Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. ("DST"), SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are born by SISC, not by the Funds.

The Distributor. The Trust, on behalf of each Fund, has entered into a distribution agreement (the "Distribution Agreement") pursuant to which Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606 (the "Distributor" or "SDI"), as agent, serves as principal underwriter for the continuous offering of shares of each Fund. The Distributor has agreed to use its best efforts to solicit orders for the purchase of shares of each Fund, although it is not obligated to sell any particular amount of shares. Certain classes of each Fund are not subject to sales loads or distribution fees. The Advisor, and not the Trust, is responsible for payment of any expenses or fees incurred in the marketing and distribution of shares of these particular classes of each Fund.

The Distribution Agreement will remain in effect for one year from its effective date and will continue in effect thereafter only if such continuance is specifically approved annually by the Trustees, including a majority of the Trustees who are not parties to the Distribution Agreement or "interested persons" of such parties. The Distribution Agreement was most recently approved on August 20, 2003 by a vote of the Trust's Board of Trustees, including a majority of those Trustees who were not parties to the Distribution Agreement or "interested persons" of any such parties. The Distribution Agreement is terminable, as to a Fund, by vote of the Board of Trustees, or by the holders of a majority of the outstanding shares of the Fund, at any time without penalty on 60 days' written notice to the Distributor. The Distributor may terminate the Distribution Agreement at any time without penalty on 60 days' written notice to the Trust.

Class A, B and C Shares Only. In addition, with respect to Class A, B and C Shares of Short-Term Municipal Bond Fund these classes may enter into shareholder servicing agreements with certain financial institutions to act as shareholder servicing agents, pursuant to which the Distributor will allocate a portion of its distribution fee as compensation for such financial institutions' ongoing shareholder services. Currently, banking laws and regulations do not prohibit a financial holding company affiliate from acting as distributor or shareholder servicing agent or in other capacities for investment companies. Should future legislative, judicial or administrative action prohibit or restrict the activities of the shareholder servicing agents in connection with the shareholder servicing agreements, the Trust may be required to alter materially or discontinue its arrangements with the shareholder servicing agents. Such financial institutions may impose separate fees in connection with these services and investors should review the Prospectuses and this SAI in conjunction with any such institution's fee schedule.

As compensation for providing distribution and shareholder services as described above for the Class A Shares, the Distributor receives an annual fee, paid monthly, equal to 0.25% of the average daily net assets of the Class A Shares. With respect to the Class A Shares, the Distributor expects to allocate up to all of its fee to participating dealers and shareholder servicing agents. As compensation for providing distribution and shareholder services as described above for the Class B and C Shares, the Distributor receives an annual fee, paid monthly, equal to 0.75% of the respective average daily net assets attributable to such class. In addition, with respect to the Class B and C Shares, the Distributor receives a shareholder servicing fee at an annual rate of 0.25% of their respective average daily net assets. (See the Prospectus.) For the fiscal year ended October 31, 2003, the Funds paid shareholder servicing and distribution to the Distributor fees as follows:

                                                                                    Shareholder
Fund And Class                                               Distribution Fee       Servicing Fee         CDSC Fees Paid
--------------                                               ----------------       -------------         --------------
Scudder Municipal Bond Fund - Investment Class                      N/A                 $31,709                N/A
Scudder Short-Term Municipal Bond Fund - Class A*              $119,853                     N/A            $14,247
Scudder Short-Term Municipal Bond Fund - Class B*               $14,479                  $4,477             $6,661
Scudder Short-Term Municipal Bond Fund - Class C*              $175,026                 $54,346            $10,493
Scudder Short-Term Municipal Bond Fund - Investment Class           N/A                $219,104                N/A

* For the period February 28, 2003 (commencement of sales of Class A, B and C shares) to October 31, 2003.

Short-Term Municipal Bond Fund Class A, B and C shares were offered for the first time with their Prospectus dated February 28, 2003.

Pursuant to Rule 12b-1 under the 1940 Act, investment companies may pay distribution expenses, directly or indirectly, only pursuant to a plan adopted by the investment company's board of directors and approved by their shareholders. Short-Term Municipal Bond Fund has adopted plans of distribution for its Class A, B and C Shares (the "Plans"). Under the Plans, the Fund pays a fee to the Distributor for distribution and other shareholder servicing assistance as set forth in the Distribution Agreement, and the Distributor is authorized to make payments out of its fee to participating dealers and shareholder servicing agents. The Plans will remain in effect from year to year as specifically approved (a) at least annually by the Board of Trustees and (b) by the affirmative vote of a majority of the Independent Trustees, by votes cast in person at a meeting called for such purpose.

In approving the Plans, the Trustees concluded, in the exercise of reasonable business judgment, that there was a reasonable likelihood that the Plans would benefit the Funds and their shareholders. The Plans will be renewed only if the Board of Trustees makes a similar determination in each subsequent year. The Plans may not be amended to increase materially the fee to be paid pursuant to the Distribution Agreement without the approval of the shareholders of the Fund. The Plans may be terminated at any time by the vote of a majority of the Independent Trustees or by a vote of a majority of the Fund's outstanding shares.


During the continuance of the Plans, the Trustees will be provided for their review, at least quarterly, a written report concerning the payments made under the Plans to the Distributor pursuant to the Distribution Agreement and to participating dealers pursuant to any sub-distribution agreements. Such reports shall be made by the persons authorized to make such payments. In addition, during the continuance of the Plans, the selection and nomination of the Independent Trustees will be committed to the discretion of the Independent Trustees then in office.


Under the Plans, amounts allocated to participating dealers and shareholder servicing agents may not exceed amounts payable to the Distributor under the Plans. Payments under the Plans are made as described above regardless of the Distributor's actual cost of providing distribution services and may be used to pay the Distributor's overhead expenses. If the cost of providing distribution services to the Class A Shares is less than 0.25% of the Class A Shares' average daily net assets for any period or if the cost of providing distribution services to the Class B and C Shares is less than 0.75% of the classes' respective average daily net assets for any period, the unexpended portion of the distribution fees may be retained by the Distributor. If a Plan is terminated in accordance with its terms, the obligation of the Fund to make payments to the Distributor pursuant to such Plan will cease and the Fund will not be required to make any payments past the date the Distribution Agreement terminates with respect to that class. In return for payments received pursuant to the Plans, the Distributor pays the distribution-related expenses of each Fund including one or more of the following: advertising expenses; printing and mailing of prospectuses to other than current shareholders; compensation to dealers and sales personnel; and interest, carrying or other financing charges.

During the fiscal year ended October 31, 2003, the Distributor received commissions on the sale of Scudder Short-Term Municipal Bond Fund's Class A shares in the amount of $222,332. Scudder Municipal Bond Fund does not offer Class A shares.

Custodian. State Street Bank and Trust Company (the "Custodian" or "SSB"), One Heritage Drive-JPB/2N, North Quincy, MA 02171, serves as the Trust's custodian pursuant to a Custodian Agreement. Under its custody agreement with the Trust, the Custodian (i) maintains separate accounts in the name of a Fund, (ii) holds and transfers portfolio securities on account of a Fund, (iii) accepts receipts and makes disbursements of money on behalf of a Fund, (iv) collects and receives all income and other payments and distributions on account of a Fund's portfolio securities and (v) makes periodic reports to the Trust's Board of Trustees concerning a Fund's operations. The Custodian is authorized to select one or more foreign or domestic banks or companies to serve as sub-custodian on behalf of a Fund.

Service Plan (Investment Class Shares Only). Each Fund has adopted a service plan (the "Service Plan") with respect to its Investment Class shares, which authorizes it to compensate service organizations whose customers invest in Investment Class shares of the applicable Fund for providing certain personal, account administration and/or shareholder liaison services. Pursuant to the Service Plans, a Fund may enter into agreements with service organizations ("Service Agreements"). Under such Service Agreements or otherwise, the service organizations may perform some or all of the following services: (i) acting as record holder and nominee of all Investment Class shares beneficially owned by their customers; (ii) establishing and maintaining individual accounts and records with respect to the service shares owned by each customer; (iii) providing facilities to answer inquiries and respond to correspondence from customers about the status of their accounts or about other aspects of the Trust or applicable Fund; (iv) processing and issuing confirmations concerning customer orders to purchase, redeem and exchange Investment Class shares; (v) receiving and transmitting funds representing the purchase price or redemption proceeds of such Investment Class shares; (vi) participant level recordkeeping, sub-accounting, and other administrative services in connection with the entry of purchase and redemption orders for the Service Plan; (vii) withholding sums required by applicable authorities; (viii) providing daily violation services to the Service Plans; (ix) paying and filing of all withholding and documentation required by appropriate government agencies; (x) provision of reports, refunds and other documents required by tax laws and the Employee Retirement Income Security Act of 1974 ("ERISA"); and (xi) providing prospectuses, proxy materials and other documents of the Funds to participants as may be required by law.

As compensation for such services, each service organization of a Fund is entitled to receive a service fee pursuant to its Service Agreement in an amount up to 0.25% (on an annualized basis) of the average daily net assets of the Fund's Investment Class shares, as applicable, attributable to customers of such service organizations. Service organizations may from time to time be required to meet certain other criteria in order to receive service fees.


In accordance with the terms of the Service Plans, the officers of the Trust provide to the Trust's Board of Trustees for their review periodically a written report of services performed by and fees paid to each service organization under the Service Agreements and Service Plans.


Pursuant to the Service Plans for Investment Class shares, Investment Class shares of a Fund that are beneficially owned by customers of a service organization will convert automatically to Institutional Class shares of the same Fund in the event that such service organization's Service Agreement expires or is terminated. Customers of a service organization will receive advance notice of any such conversion, and any such conversion will be effected on the basis of the relative net asset values of the two classes of shares involved.

Conflict of interest restrictions (including ERISA may apply to a service organization's receipt of compensation paid by a Fund in connection with the investment of fiduciary assets in Investment Class shares of the Fund. Service organizations that are subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions are urged to consult their own legal advisors before investing fiduciary assets in Investment Class shares and receiving service fees.


The Trust believes that fiduciaries of ERISA plans may properly receive fees under a Service Plan if the plan fiduciary otherwise properly discharges its fiduciary duties, including (if applicable) those under ERISA. Under ERISA, a plan fiduciary, such as a trustee or investment manager, must meet the fiduciary responsibility standards set forth in part 4 of Title I of ERISA. Those standards are designed to help ensure that the fiduciary's decisions are made in the best interests of the plan and are not colored by self-interest.


Section 403(c)(1) of ERISA provides, in part, that the assets of an ERISA plan shall be held for the exclusive purpose of providing benefits to the plan's participants and their beneficiaries and defraying reasonable expenses of administering the plan. Section 404(a)(1) sets forth a similar requirement on how a plan fiduciary must discharge his or her duties with respect to the plan, and provides further that such fiduciary must act prudently and solely in the interests of the participants and beneficiaries. These basic provisions are supplemented by the per se prohibitions of certain classes of transactions set forth in Section 406 of ERISA.

Section 406(a)(1)(D) of ERISA prohibits a fiduciary of an ERISA plan from causing that plan to engage in a transaction if he knows or should know that the transaction would constitute a direct or indirect transfer to, or use by or for the benefit of, a party in interest, of any assets of that plan. Section 3(14) includes within the definition of "party in interest" with respect to a plan any fiduciary with respect to that plan. Thus, Section 406(a)(1)(D) would not only prohibit a fiduciary from causing the plan to engage in a transaction which would benefit a third person who is a party in interest, but it would also prohibit the fiduciary from similarly benefiting himself. In addition, Section 406(b)(1) specifically prohibits a fiduciary with respect to a plan from dealing with the assets of that plan in his own interest or for his own account. Section 406(b)(3) supplements these provisions by prohibiting a plan fiduciary from receiving any consideration for his own personal account from any party dealing with the plan in connection with a transaction involving the assets of the plan.


In accordance with the foregoing, however, a fiduciary of an ERISA plan may properly receive service fees under a Service Plan if the fees are used for the exclusive purpose of providing benefits to the plan's participants and their beneficiaries or for defraying reasonable expenses of administering the ERISA plan for which the plan would otherwise be liable. See, e.g., Department of Labor ERISA Technical Release No. 86-1 (stating a violation of ERISA would not occur where a broker-dealer rebates commission dollars to a plan fiduciary who, in turn, reduces its fees for which plan is otherwise responsible for paying). Thus, the fiduciary duty issues involved in a plan fiduciary's receipt of the service fee must be assessed on a case-by-case basis by the relevant plan fiduciary.

Portfolio Transactions. Subject to the general supervision of the Board of Trustees, the Advisor makes decisions with respect to and places orders for all purchases and sales of portfolio securities for each Fund. In executing portfolio transactions, the Advisor seeks to obtain the best net results for a Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of the order, difficulty of execution and operational facilities of the firm involved. The Advisor may also consider, in placing orders for the Funds with a broker-dealer, sales of a Fund's shares, or sales of the shares of any funds that are managed by the Advisor or its affiliates, as a factor in the selection of a broker-dealer to execute portfolio transactions, subject to seeking best execution. The Advisor and its affiliates expect that the benefits achieved by their direction of orders should generally average out over the funds and other advisory clients over time. Commission rates, being a component of price, are considered together with such factors. Where transactions are effected on a foreign securities exchange, a Fund employs brokers, generally at fixed commission rates. Commissions on transactions on US securities exchanges are subject to negotiation. Where transactions are effected in the over-the-counter market or third market, a Fund deals with the primary market makers unless a more favorable result is obtainable elsewhere. Fixed income securities purchased or sold on behalf of the Funds normally will be traded in the over-the-counter market on a net basis (i.e., without a commission) through dealers acting for their own account and not as brokers or otherwise through transactions directly with the issuer of the instrument. Some fixed income securities are purchased and sold on an exchange or in over-the-counter transactions conducted on an agency basis involving a commission.

Pursuant to each Fund's Investment Advisory Agreement, the Advisor selects broker-dealers in accordance with guidelines established by the Trust's Board of Trustees from time to time and in accordance with Section 28(e) of the Securities Exchange Act of 1934. In assessing the terms available for any transaction, the Advisor considers all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker-dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In addition, each Fund's Investment Advisory Agreement authorizes the Advisor, subject to the periodic review of the Trust's Board of Trustees, to cause a Fund to pay a broker-dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that the Advisor determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Advisor to a Fund. Such brokerage and research services may consist of pricing information, reports and statistics on specific companies or industries, general summaries of groups of bonds and their comparative earnings and yields, or broad overviews of the securities markets and the economy.


Supplemental research information utilized by the Advisor is in addition to, and not in lieu of, services required to be performed by the Advisor and does not reduce the advisory fees payable to the Advisor. The Trustees will periodically review the commissions paid by a Fund to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to a Fund. It is possible that certain of the supplemental research or other services received will primarily benefit one or more other investment companies or other accounts of the Advisor for which investment discretion is exercised. Conversely, a Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company.

For the fiscal years ended October 31, 2003, 2002 and 2001, the Advisor did not pay brokerage commissions on behalf of the Funds for research services.


Investment decisions for a Fund and for other investment accounts managed by the Advisor are made independently of each other in the light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated as to amount in a manner deemed equitable to each such account. While in some cases this practice could have a detrimental effect on the price or value of the security as far as a Fund is concerned, in other cases it is believed to be beneficial to a Fund. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other investment companies or accounts in executing transactions.


Pursuant to procedures determined by the Board of Trustees and subject to the general policies of a Fund and Section 17(e) of the 1940 Act, the Advisor may place securities transactions with brokers with whom it is affiliated ("Affiliated Brokers").


Section 17(e) of the 1940 Act limits to "the usual and customary broker's commission" the amount which can be paid by a Fund to an Affiliated Broker acting as broker in connection with transactions effected on a securities exchange. The Board, including a majority of the Trustees who are not "interested persons" of the Trust or the Advisor, has adopted procedures designed to comply with the requirements of Section 17(e) of the 1940 Act and Rule 17e-1 promulgated thereunder to ensure that the broker's commission is "reasonable and fair compared to the commission, fee or other remuneration received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time...."

A transaction would not be placed with an Affiliated Broker if a Fund would have to pay a commission rate less favorable than its contemporaneous charges for comparable transactions for its other most favored, but unaffiliated, customers except for accounts for which it acts as a clearing broker, and any of their customers determined, by a majority of the Trustees who are not "interested persons" of a Fund or the Advisor, not to be comparable to a Fund. With regard to comparable customers, in isolated situations, subject to the approval of a majority of the Trustees who are not "interested persons" of the Trust or the Advisor, exceptions may be made. Since the Advisor, as investment advisor to a Fund, has the obligation to provide management, which includes elements of research and related skills, such research and related skills will not be used by them as a basis for negotiating commissions at a rate higher than that determined in accordance with the above criteria. A Fund will not engage in principal transactions with Affiliated Brokers. When appropriate, however, orders for the account of a Fund placed by Affiliated Brokers are combined with orders of their respective clients, in order to obtain a more favorable commission rate. When the same security is purchased for two or more Funds or customers on the same day, each Fund or customer pays the average price and commissions paid are allocated in direct proportion to the number of shares purchased.

Affiliated Brokers furnish to the Trust at least annually a statement setting forth the total amount of all compensation retained by them or any of their associated persons in connection with effecting transactions for the account of a Fund, and the Board reviews and approves all such portfolio transactions on a quarterly basis and the compensation received by Affiliated Brokers in connection therewith.


During the fiscal years ended October 31, 2003, 2002 and 2001, the Funds paid no brokerage commissions to any Affiliated Broker.


Affiliated Brokers do not knowingly participate in commissions paid by a Fund to other brokers or dealers and do not seek or knowingly receive any reciprocal business as the result of the payment of such commissions. In the event that an Affiliated Broker learns at any time that it has knowingly received reciprocal business, it will so inform the Board.

For the fiscal years ended October 31, 2003, 2002 and 2001, the Funds paid no brokerage commissions. As of October 31, 2003, the Funds held no securities of its regular broker-dealers.


                       PURCHASES AND REDEMPTIONS OF SHARES


Shares of the Funds are distributed by Scudder Distributors, Inc. Municipal Bond Fund offers two classes of shares, Institutional and Investment shares. Short-Term Municipal Bond Fund offers five classes of shares, Classes A, B, C, Institutional and Investment shares. General information on how to buy shares of each Fund is set forth in "Buying and Selling Fund Shares" in the Funds' Prospectuses. The following supplements that information.

Investors may invest in Institutional shares by establishing a shareholder account with the Trust or through an authorized shareholder service agent. In order to make an initial investment in Investment shares of a Fund, an investor must establish an account with a service organization. Investors may invest in Short-Term Municipal Bond Fund Class A, B and C Shares by establishing a shareholder account directly with the Fund's transfer agent or a securities dealer or any financial institution that is authorized to act as a shareholder servicing agent. Additionally, each Fund has authorized brokers to accept purchase and redemption orders for Institutional and Investment Class shares, as well as Class A, B and C Shares for Short-Term Municipal Bond Fund. Brokers, including authorized brokers of service organizations, are, in turn, authorized to designate other intermediaries to accept purchase and redemption orders on a Fund's behalf. Investors who invest through brokers, service organizations or their designated intermediaries, may be subject to minimums established by their broker, service organization or designated intermediary.


Policies and procedures affecting transactions in Fund shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by a Fund's agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of a Fund and its agents may occur. Shareholders (or their financial service firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to genuine.

A distribution will be reinvested in shares of the same Fund and class if the distribution check is returned as undeliverable.

Orders will be confirmed at a price based on the net asset value of a Fund next determined after receipt in good order by SDI of the order accompanied by payment. However, orders received by dealers or other financial services firms prior to the determination of net asset value and received in good order by SDI prior to the close of its business day will be confirmed at a price based on the net asset value effective on that day ("trade date").

Certificates. Share certificates will not be issued. Share certificates now in a shareholder's possession may be sent to the transfer agent for cancellation and book-entry credit to such shareholder's account. Certain telephone and other procedures require book-entry holdings. Shareholders with outstanding certificates bear the risk of loss.


Use of Financial Services Firms. Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem a Fund's shares, including higher minimum investments, and may assess transaction or other fees. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services. Firms also may hold a Fund's shares in nominee or street name as agent for and on behalf of their customers. In such instances, a Fund's transfer agent, SISC, will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from a Fund through the Shareholder Service Agent for record-keeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of SDI, may receive compensation from a Fund through the Shareholder Service Agent for these services.

Telephone and Electronic Transaction Procedures. Shareholders have various telephone, Internet, wire and other electronic privileges available. A Fund or its agents may be liable for any losses, expenses or costs arising out of fraudulent or unauthorized instructions pursuant to these privileges unless a Fund or its agents reasonably believe, based upon reasonable verification procedures, that the instructions were genuine. Verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations. During periods when it is difficult to contact the Shareholder Service Agent, it may be difficult to use telephone, wire and other privileges.

QuickBuy and QuickSell. QuickBuy and QuickSell permits the transfer of money via the Automated Clearing House System (minimum $50, maximum $250,000) from or to a shareholder's bank, savings and loan, or credit union account in connection with the purchase or redemption of Fund shares. Shares purchased by check or through QuickBuy and QuickSell or Direct Deposit may not be redeemed under this privilege until such Shares have been owned for at least 10 days. QuickBuy and QuickSell cannot be used with passbook savings accounts or for certain tax-deferred plans such as IRAs.

Tax-Sheltered Retirement Plans. The Shareholder Service Agent provides retirement plan services and documents and SDI can establish investor accounts in any of the following types of retirement plans:

o Traditional, Roth and Education IRAs. This includes Savings Incentive Match Plan for Employees of Small Employers ("SIMPLE"), Simplified Employee Pension Plan ("SEP") IRA accounts and prototype documents.

o 403(b)(7) Custodial Accounts. This type of plan is available to employees of most non-profit organizations.

o Prototype money purchase pension and profit-sharing plans may be adopted by employers.

Brochures describing these plans as well as model defined benefit plans, target benefit plans, 457 plans, 401(k) plans, simple 401(k) plans and materials for establishing them are available from the Shareholder Service Agent upon request. Additional fees and transaction policies and procedures may apply to such plans. Investors should consult with their own tax advisors before establishing a retirement plan.

Purchases

Each Fund reserves the right to withdraw all or any part of the offering made by its prospectus and to reject purchase orders for any reason. Also, from time to time, a Fund may temporarily suspend the offering of any class of its shares to new investors. During the period of such suspension, persons who are already shareholders of such class of such Fund may be permitted to continue to purchase additional shares of such class and to have dividends reinvested.

Each Fund reserves the right to reject new account applications without a correct certified Social Security or tax identification number. Each Fund also reserves the right, following 30 days' notice, to redeem all shares in accounts without a correct certified Social Security or tax identification number.

Each Fund may waive the minimum for purchases by a current or former director or trustee of the Deutsche or Scudder mutual funds, an employee, the employee's spouse or life partner and children or step-children age 21 or younger of Deutsche Bank or its affiliates, or a sub-advisor to any fund in the Scudder family of funds, or a broker-dealer authorized to sell shares of the funds.

Financial Services Firms' Compensation. Banks and other financial services firms may provide administrative services related to order placement and payment to facilitate transactions in shares of the Fund for their clients, and SDI may pay them a transaction fee up to the level of the discount or commission allowable or payable to dealers.


SDI may, from time to time, pay or allow to firms a 1% commission on the amount of shares of the Fund sold under the following conditions: (i) the purchased shares are held in a Scudder IRA account, (ii) the shares are purchased as a direct "roll over" of a distribution from a qualified retirement plan account maintained on a participant subaccount record keeping system provided by SISC,
(iii) the registered representative placing the trade is a member of ProStar, a group of persons designated by SDI in acknowledgment of their dedication to the employee benefit plan area; and (iv) the purchase is not otherwise subject to a commission.


In addition to the discounts or commissions described herein and the prospectus, SDI may pay or allow additional discounts, commissions or promotional incentives, in the form of cash, to firms that sell shares of the Fund. In some instances, such amounts may be offered only to certain firms that sell or are expected to sell during specified time periods certain minimum amounts of shares of the Fund, or other Funds underwritten by SDI.

SDI may re-allow to dealers up to the full applicable Class A sales charge during periods and for transactions specified in such notice and such re-allowances may be based upon attainment of minimum sales levels. During periods when 90% or more of the sales charge is re-allowed, such dealers may be deemed to be underwriters as that term is defined in the 1933 Act. SDI may in its discretion compensate investment dealers or other financial services firms in connection with the sale of Class A shares of a Fund at net asset value in accordance with the Large Order NAV Purchase Privilege and one of the three following compensation schedules up to the following amounts:

           Compensation Schedule #1(1)               Compensation Schedule #2(2)       Compensation Schedule #3(2)(3)
           ---------------------------               ---------------------------       ------------------------------
                                      As a                              As a                               As a
                                   Percentage                        Percentage                         Percentage
            Amount of                of Net         Amount of          of Net          Amount of          of Net
           Shares Sold             Asset Value     Shares Sold       Asset Value      Shares Sold       Asset Value
           -----------             -----------     -----------       -----------      -----------       -----------
$1 million to $5 million              1.00%     Under $15 million       0.75%      Over $15 million    0.25% - 0.50%
Over $5 million to $50 million        0.50%             --                --               --                --
Over $50 million                      0.25%             --                --               --                --

(1) The commission schedule will be reset on a calendar year basis for sales of shares pursuant to the Large Order NAV Purchase Privilege to employer-sponsored employee benefit plans using the proprietary subaccount record keeping system, made available through Scudder Investments Service Company. For purposes of determining the appropriate commission percentage to be applied to a particular sale under the foregoing schedule, SDI will consider the cumulative amount invested by the purchaser in a Fund and other Funds listed under "Special Features -- Class A Shares -- Combined Purchases," including purchases pursuant to the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features referred to above.

(2) Compensation Schedules 2 and 3 apply to employer sponsored employee benefit plans using the OmniPlus subaccount record keeping system. The Compensation Schedule will be determined based on the value of the conversion assets. Conversion from "Compensation Schedule #2" to "Compensation Schedule #3" is not an automatic process. Plans whose assets grow beyond $15 million will convert to Compensation Schedule 3 after being re-underwritten. When a plan's assets grow to exceeding exceed $15 million, the Plan Sponsor may request to be re-underwritten by contacting their Client Relationship Manager to discuss a conversion to Compensation Schedule #3.

(3) Compensation Schedule 3 is based on individual plan underwriting criteria. In most cases, the investment dealers are compensated at a rate of 0.25%. However, certain underwriting factors, such as the number of enrollment and education meetings conducted by Scudder staff, the number of non-Scudder funds the plan chooses, and the per participant record keeping fee, can increase the fee paid up to 0.50%.

The privilege of purchasing Class A shares of Short-Term Municipal Bond Fund at net asset value under the Large Order NAV Purchase Privilege is not available if another net asset value purchase privilege also applies.

SDI compensates firms for sales of Class B shares at the time of sale at a commission rate of up to 3.75% of the amount of Class B shares purchased. SDI is compensated by a Fund for services as distributor and principal underwriter for Class B shares. SDI advances to firms the first year distribution fee at a rate of 0.75% of the purchase price of Class C shares. For periods after the first year, SDI currently pays firms for sales of Class C shares of distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm. SDI is compensated by the Fund for services as distributor and principal underwriter for Class C shares.

Class A Purchases. The sales charge scale is applicable to purchases made at one time by any "purchaser" which includes: an individual; or an individual, his or her spouse and children under the age of 21; or a trustee or other fiduciary of a single trust estate or single fiduciary account; or an organization exempt from federal income tax under Section 501(c)(3) or (13) of the Code; or a pension, profit-sharing or other employee benefit plan whether or not qualified under Section 401 of the Code; or other organized group of persons whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company at a discount. In order to qualify for a lower sales charge, all orders from an organized group must be placed through a single investment dealer or other firm and identified as originating from a qualifying purchaser.

The public offering price of Class A shares for purchasers choosing the initial sales charge alternative is the net asset value plus a sales charge, as set forth below.

                                                                                     Allowed to Dealers
                                         As a Percentage     As a Percentage of     as a Percentage of
Amount of Purchase                      of Offering Price     Net Asset Value*         Offering Price
------------------                      -----------------     ---------------          --------------
Less than $100,000                            2.00                 2.04                    1.50
$100,000 but less than $250,000               1.75                 1.78                    1.25
$250,000 but less than $500,000               1.50                 1.52                    1.00
$500,000 but less than $1 million             1.25                 1.26                    1.00
$1 million but less than $5 million             --                   --                    1.00
$5 million but less than $50 million            --                   --                    0.50
$50 million and over                            --                   --                    0.25

*     Rounded to the nearest one-hundredth percent.

**    Redemption of shares may be subject to a contingent deferred sales charge.

***   Commission is payable by SDI.

Class A NAV Sales. Class A shares may be sold at net asset value to:

(a)   a current or former director or trustee of Deutsche or Scudder Funds;

(b) an employee, the employee's spouse or life partner and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a sub-adviser to any fund in the Scudder Investments family of funds or a broker-dealer authorized to sell shares of the Fund;

(c) registered representatives and employees of broker-dealers having selling group agreements with SDI and officers, directors and employees of service

(d) certain professionals who assist in the promotion of Scudder Funds pursuant to personal services contracts with SDI, for themselves or members of their families. SDI in its discretion may compensate financial services firms for sales of Class A shares under this privilege at a commission rate of 0.50% of the amount of Class A shares purchased;

(e) any trust, pension, profit-sharing or other benefit plan for only such persons listed under the preceding paragraphs (a) and (b);

(f) persons who purchase such shares through bank trust departments that process such trades through an automated, integrated mutual fund clearing program provided by a third party clearing firm;

(g) persons who purchase shares of the Fund through SDI as part of an automated billing and wage deduction program administered by RewardsPlus of America for the benefit of employees of participating employer groups;

(h) selected employees (including their spouses and dependent children) of banks and other financial services firms that provide administrative services related to order placement and payment to facilitate transactions in shares of the Fund for their clients pursuant to an agreement with SDI or one of its affiliates. Only those employees of such banks and other firms who as part of their usual duties provide services related to transactions in Fund shares qualify;

(i) unit investment trusts sponsored by Ranson & Associates, Inc. and unitholders of unit investment trusts sponsored by Ranson & Associates, Inc. or its predecessors through reinvestment programs described in the prospectuses of such trusts that have such programs;

(j) through certain investment advisors registered under the Investment Advisers Act of 1940 and other financial services firms acting solely as agent for their clients, that adhere to certain standards established by SDI, including a requirement that such shares be sold for the benefit of their clients participating in an investment advisory program or agency commission program under which such clients pay a fee to the investment advisor or other firm for portfolio management or agency brokerage services. Such shares are sold for investment purposes and on the condition that they will not be resold except through redemption or repurchase by the Fund;

(k) (1) employer sponsored employee benefit plans using the Flex subaccount recordkeeping system ("Flex Plans"), established prior to October 1, 2003, provided that the Flex Plan is a participant-directed plan that has not less than 200 eligible employees; (2) a participant-directed qualified retirement plan described in Code Section 401(a), a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a participant-directed qualified retirement plan described in Code Section 403(b)(7) which is not sponsored by a K-12 school district, provided that the amount invested in Class A shares of the Fund or other Scudder Funds totals at least $1,000,000, including purchases of Class A shares pursuant to the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features referred to below (collectively, the "Large Order NAV Purchase Privilege"); or (3) if you are investing $1 million or more, either as a lump sum or through the Large Order NAV Purchase Privilege (if no other net asset value purchase privilege applies); and

(l) in connection with the acquisition of the assets of or merger or consolidation with another investment company, or to shareholders in connection with the investment or reinvestment of income and capital gain dividends, and under other circumstances deemed appropriate by SDI and consistent with regulatory requirements.

Class A shares also may be purchased at net asset value in any amount by members of the plaintiff class in the proceeding known as Howard and Audrey Tabankin, et al. v. Kemper Short-Term Global Income Fund, et al., Case No. 93 C 5231 (N.D.
IL). This privilege is generally non-transferable and continues for the lifetime of individual class members and for a ten-year period for non-individual class members. To make a purchase at net asset value under this privilege, the investor must, at the time of purchase, submit a written request that the purchase be processed at net asset value pursuant to this privilege specifically identifying the purchaser as a member of the "Tabankin Class." Shares purchased under this privilege will be maintained in a separate account that includes only shares purchased under this privilege. For more details concerning this privilege, class members should refer to the Notice of (1) Proposed Settlement with Defendants; and (2) Hearing to Determine Fairness of Proposed Settlement, dated August 31, 1995, issued in connection with the aforementioned court proceeding. For sales of Fund shares at net asset value pursuant to this privilege, SDI may in its discretion pay investment dealers and other financial services firms a concession, payable quarterly, at an annual rate of up to 0.25% of net assets attributable to such shares maintained and serviced by the firm. A firm becomes eligible for the concession based upon assets in accounts attributable to shares purchased under this privilege in the month after the month of purchase and the concession continues until terminated by SDI. The privilege of purchasing Class A shares of the Fund at net asset value under this privilege is not available if another net asset value purchase privilege also applies.

Class A Quantity Discounts. An investor or the investor's dealer or other financial services firm must notify the Shareholder Service Agent or SDI whenever a quantity discount or reduced sales charge is applicable to a purchase.

For purposes of the Combined Purchases, Letter of Intent and Cumulative Discount features described below, employer sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent may include: (a) Money Market Funds as "Scudder Funds", (b) all classes of shares of any Scudder Fund and (c) the value of any other plan investments, such as guaranteed investment contracts and employer stock, maintained on such subaccount record keeping system.

Combined Purchases. Short-Term Municipal Bond Fund's Class A shares (or the equivalent) may be purchased at the rate applicable to the sales charge discount bracket attained by combining concurrent investments in Class A shares of any Scudder Funds that bear a sales charge.

Letter of Intent. The same reduced sales charges for Class A shares, as shown in the applicable prospectus, also apply to the aggregate amount of purchases of Class A shares of Scudder Funds that bear a sales charge made by any purchaser within a 24-month period under a written Letter of Intent ("Letter") provided by SDI. The Letter, which imposes no obligation to purchase or sell additional Class A shares, provides for a price adjustment depending upon the actual amount purchased within such period. The Letter provides that the first purchase following execution of the Letter must be at least 5% of the amount of the intended purchase, and that 5% of the amount of the intended purchase normally will be held in escrow in the form of shares pending completion of the intended purchase. If the total investments under the Letter are less than the intended amount and thereby qualify only for a higher sales charge than actually paid, the appropriate number of escrowed shares are redeemed and the proceeds used toward satisfaction of the obligation to pay the increased sales charge. The Letter for an employer-sponsored employee benefit plan maintained on the subaccount record keeping system available through the Shareholder Service Agent may have special provisions regarding payment of any increased sales charge resulting from a failure to complete the intended purchase under the Letter. A shareholder may include the value (at the maximum offering price) of all shares of such Scudder Funds held of record as of the initial purchase date under the Letter as an "accumulation credit" toward the completion of the Letter, but no price adjustment will be made on such shares.

Class A Cumulative Discount. Class A shares of Short-Term Municipal Bond Fund may also be purchased at the rate applicable to the discount bracket attained by adding to the cost of shares being purchased, the value of all Class A shares of Scudder Funds that bear a sales charge (computed at the maximum offering price at the time of the purchase for which the discount is applicable) already owned by the investor.

Multi-Class Suitability. SDI has established the following procedures regarding the purchase of Class A, Class B and Class C Shares. These procedures do not reflect in any way the suitability of a particular class of shares for a particular investor and should not be relied upon as such. A suitability determination must be made by investors with the assistance of their financial representative. Orders for Class B Shares or Class C Shares for $500,000 or more will be declined with the exception of orders received from employer sponsored employee benefit plans using the Flex subaccount recordkeeping system.

The following provisions apply to the sale of Class A, Class B and Class C Shares to Flex Plans. Class B Shares will not be sold to Flex Plans established on the Flex subaccount recordkeeping system after October 1, 2003. Orders for Class B Shares or Class C Shares for Flex Plans (not including plans under Code
Section 403 (b)(7) sponsored by a K-12 school district) established on the Flex subaccount recordkeeping system prior to October 1, 2002 will be invested instead in Class A Shares at net asset value when the combined subaccount value in a Fund or other Scudder Funds or other eligible assets is in excess of $5 million including purchases pursuant to the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features described below. Flex Plans established prior to October 1, 2002 with eligible assets of less than $5 million may continue to purchase Class B Shares or Class C Shares until October 1, 2005. Flex Plans set-up on the Flex subaccount recordkeeping system after October 1, 2002 will automatically begin purchasing Class A shares at net asset value once the plan's eligible assets reach $1 million. After October 1, 2005, all Flex Plans with eligible assets over $1 million must begin purchasing Class A Shares.

Purchase of Institutional and Investment Class Shares. Information on how to buy shares is set forth in the section entitled "Buying and Selling Shares" in the Funds' prospectuses. The following supplements that information. The minimum initial investment for Institutional Class shares is $250,000. There is no minimum subsequent investment requirement for the Institutional Class shares. The minimum initial investment for Investment Class shares is $1,000 and the minimum subsequent investment is $50. Investment Class shares are subject to an annual shareholder servicing fee of 0.25%. These minimum amounts may be changed at any time in management's discretion.


In order to make an initial investment in Investment Class shares of a Fund, an investor must establish an account with a service organization. Investors may invest in Institutional Class shares by setting up an account directly with SISC or through an authorized service agent. Investors who establish shareholder accounts directly with SISC should submit purchase and redemption orders as described in the prospectus. Additionally, each Fund has authorized brokers to accept purchase and redemption orders for Institutional and Investment Class shares for a Fund. Brokers, including authorized brokers of service organizations, are, in turn, authorized to designate other intermediaries to accept purchase and redemption orders on a Fund's behalf. Investors who invest through brokers, service organizations or their designated intermediaries may be subject to minimums established by their broker, service organization or designated intermediary.


Investors who invest through authorized brokers, service organizations or their designated intermediaries should submit purchase and redemption orders directly to their broker, service organization or designated intermediary. The broker or intermediary may charge you a transaction fee. Each Fund will be deemed to have received a purchase or redemption order when an authorized broker, service organization or, if applicable, an authorized designee, accepts the order. Shares of a Fund may be purchased or redeemed on any Business Day at the net asset value next determined after receipt of the order, in good order, by SISC.

To sell shares in a retirement account, your request must be made in writing, except for exchanges to other eligible funds in the Scudder Investments family of funds, which can be requested by phone or in writing. For information on retirement distributions, contact your Service Agent or call Shareholder Services at 1-800-621-1048. To sell shares by bank wire you will need to sign up for these services in advance when completing your account application.

Automatic Investment Plan. A shareholder may purchase additional shares of a Fund through an automatic investment program. With the Direct Deposit Purchase Plan ("Direct Deposit"), investments are made automatically (minimum $50 and maximum $250,000) from the shareholder's account at a bank, savings and loan or credit union into the shareholder's Fund account. Termination by a shareholder will become effective within thirty days after the Shareholder Service Agent has received the request. A Fund may immediately terminate a shareholder's Plan in the event that any item is unpaid by the shareholder's financial institution.

Payroll Investment Plans. A shareholder may purchase shares through Payroll Direct Deposit or Government Direct Deposit. Under these programs, all or a portion of a shareholder's net pay or government check is invested each payment period. A shareholder may terminate participation in these programs by giving written notice to the shareholder's employer or government agency, as appropriate. (A reasonable time to act is required.) A Fund is not responsible for the efficiency of the employer or government agency making the payment or any financial institutions transmitting payments.

Redemptions

Each Fund may suspend the right of redemption or delay payment more than seven days (a) during any period when the Exchange is closed other than customary weekend and holiday closings or during any period in which trading on the Exchange is restricted, (b) during any period when an emergency exists as a result of which (i) disposal of a Fund's investments is not reasonably practicable, or (ii) it is not reasonably practicable for a Fund to determine the value of its net assets, or (c) for such other periods as the SEC may by order permit for the protection of a Fund's shareholders.

A request for repurchase (confirmed redemption) may be communicated by a shareholder through a financial services firm to SDI, which firms must promptly submit orders to be effective.

Redemption requests must be unconditional. Redemption requests (and a stock power for certificated shares) must be duly endorsed by the account holder. As specified in the prospectus, signatures may need to be guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other financial institution permitted by SEC rule. Additional documentation may be required, particularly from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.

If the proceeds of the redemption (prior to the imposition of any contingent deferred sales charge) are $100,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor and guardian account holders (excluding custodial accounts for gifts and transfers to minors), provided the trustee, executor or guardian is named in the account registration. Other institutional account holders and guardian account holders of custodial accounts for gifts and transfers to minors may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders, provided that this privilege has been pre-authorized by the institutional account holder or guardian account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. This privilege may not be used to redeem shares held in certificated form and may not be used if the shareholder's account has had an address change within 15 days of the redemption request.

Wires. Delivery of the proceeds of a wire redemption of $250,000 or more may be delayed by a Fund for up to seven days if a Fund or the Shareholder Service Agent deems it appropriate under then-current market conditions. The ability to send wires is limited by the business hours and holidays of the firms involved. Each Fund is not responsible for the efficiency of the federal wire system or the account holder's financial services firm or bank. The account holder is responsible for any charges imposed by the account holder's firm or bank. To change the designated account to receive wire redemption proceeds, send a written request to a Fund's Shareholder Service Agent with signatures guaranteed as described above or contact the firm through which Fund shares were purchased.

Automatic Withdrawal Plan. The owner of $5,000 or more of a class of a Fund's shares at the offering price (net asset value plus, in the case of Class A shares, the initial sales charge) may provide for the payment from the owner's account of any requested dollar amount to be paid to the owner or a designated payee monthly, quarterly, semiannually or annually. The $5,000 minimum account size is not applicable to IRAs. The minimum periodic payment is $50. The maximum annual rate at which shares, subject to CDSC may be redeemed is 12% of the net asset value of the account. Shares are redeemed so that the payee should receive payment approximately the first of the month. Investors using this Plan must reinvest Fund distributions.

The purchase of Class A shares while participating in a systematic withdrawal plan will ordinarily be disadvantageous to the investor because the investor will be paying a sales charge on the purchase of shares at the same time that the investor is redeeming shares upon which a sales charge may have already been paid. Therefore, the Fund will not knowingly permit additional investments of less than $2,000 if the investor is at the same time making systematic withdrawals.

Contingent Deferred Sales Charge (CDSC). The following example will illustrate the operation of the CDSC. Assume that an investor makes a single purchase of $10,000 of Short-Term Municipal Bond Fund's Class B shares and that 16 months later the value of the shares has grown by $1,000 through reinvested dividends and by an additional $1,000 of share appreciation to a total of $12,000. If the investor were then to redeem the entire $12,000 in share value, the CDSC would be payable only with respect to $10,000 because neither the $1,000 of reinvested dividends nor the $1,000 of share appreciation is subject to the charge. The charge would be at the rate of 3.00% ($300) because it was in the second year after the purchase was made.

The rate of the CDSC is determined by the length of the period of ownership. Investments are tracked on a monthly basis. The period of ownership for this purpose begins the first day of the month in which the order for the investment is received. For example, an investment made in March 2002 will be eligible for the second year's charge if redeemed on or after March 1, 2003. In the event no specific order is requested when redeeming shares subject to a CDSC, the redemption will be made first from shares representing reinvested dividends and then from the earliest purchase of shares. SDI receives any CDSC directly. The charge will not be imposed upon redemption of reinvested dividends or share appreciation.

The Class A CDSC will be waived in the event of:

(a) redemptions by a participant-directed qualified retirement plan described in Code Section 401(a), a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a participant-directed qualified retirement plan described in Code Section 403(b)(7) which is not sponsored by a K-12 school district;

(b) redemptions by employer-sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent;

(c) redemption of shares of a shareholder (including a registered joint owner) who has died;

(d) redemption of shares of a shareholder (including a registered joint owner) who after purchase of the shares being redeemed becomes totally disabled (as evidenced by a determination by the federal Social Security Administration);

(e) redemptions under the Fund's Automatic Withdrawal Plan at a maximum of 12% per year of the net asset value of the account; and

(f) redemptions of shares whose dealer of record at the time of the investment notifies SDI that the dealer waives the discretionary commission applicable to such Large Order NAV Purchase.

The Class B CDSC will be waived for the circumstances set forth in items (c),
(d) and (e) for Class A shares. In addition, this CDSC will be waived:

(g) for redemptions made pursuant to any IRA systematic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in Internal Revenue Code
      Section 72(t)(2)(A)(iv) prior to age 59 1/2;

(h) for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder's Scudder IRA accounts); and

(i) in connection with the following redemptions of shares held by employer sponsored employee benefit plans maintained on the subaccount record keeping system made available by the Shareholder Service Agent: (1) to satisfy participant loan advances (note that loan repayments constitute new purchases for purposes of the CDSC and the conversion privilege), (2) in connection with retirement distributions (limited at any one time to 10% of the total value of plan assets invested in the Fund), (3) in connection with distributions qualifying under the hardship provisions of the Internal Revenue Code and (4) representing returns of excess contributions to such plans.

The Class C CDSC will be waived for the circumstances set forth in items (b),
(c), (d) and (e) for Class A shares and for the circumstances set forth in items
(g) and (h) for Class B shares. In addition, this CDSC will be waived for:

(j) redemption of shares by an employer sponsored employee benefit plan that offers funds in addition to Scudder Funds and whose dealer of record has waived the advance of the first year administrative service and distribution fees applicable to such shares and agrees to receive such fees quarterly, and

(k) redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system provided the dealer of record had waived the advance of the first year administrative services and distribution fees applicable to such shares and has agreed to receive such fees quarterly.

In-kind Redemptions. Each Fund reserves the right to honor any request for redemption or repurchase by making payment in whole or in part in readily marketable securities. These securities will be chosen by the fund and valued as they are for purposes of computing the fund's net asset value. A shareholder may incur transaction expenses in converting these securities to cash.

Exchanges




Shareholders may request a taxable exchange of their shares for shares of the corresponding class of other Scudder Funds without imposition of a sales charge, subject to the provisions below. For purposes of calculating any CDSC, amounts exchanged retain their original cost and purchase date.

Shares of money market funds that were acquired by purchase (not including shares acquired by dividend reinvestment) are subject to the applicable sales charge on exchange. Series of Scudder Target Fund are available on exchange only during the offering period for such series as described in the applicable prospectus. Cash Management Fund Investment, Tax Free Money Fund Investment, New York Tax Free Money Fund Investment, Treasury Money Fund Investment, Money Market Fund Investment, Cash Management Fund Institutional, Cash Reserves Fund Institutional, Treasury Money Fund Institutional, Deutsche Bank Alex. Brown Cash Reserve Fund, Inc. -- Prime Series, Cash Reserve Fund, Inc. -- Treasury Series, Deutsche Bank Alex. Brown Cash Reserve Fund, Inc. -- Tax-Free Series, Cash Equivalent Fund, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund and Investors Cash Trust are available on exchange but only through a financial services firm having a services agreement with SDI. All exchanges among money funds must meet applicable investor eligibility and investment requirements. Exchanges may only be made for funds that are available for sale in the shareholder's state of residence. Currently, Tax-Exempt California Money Market Fund is available for sale only in California and the portfolios of Investors Municipal Cash Fund are available for sale in certain states.

Shares of a Scudder Fund with a value in excess of $1,000,000 acquired by exchange through another Scudder Fund, or from a money market fund, may not be exchanged thereafter until they have been owned for 15 days (the "15-Day Hold Policy"). In addition, shares of a Scudder Fund with a value of $1,000,000 or less acquired by exchange from another Scudder Fund, or from a money market fund, may not be exchanged thereafter until they have been owned for 15 days, if, in the Advisor's judgment, the exchange activity may have an adverse effect on the fund. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the Scudder Fund and therefore may be subject to the 15-Day Hold Policy. For purposes of determining whether the 15-Day Hold Policy applies to a particular exchange, the value of the shares to be exchanged shall be computed by aggregating the value of shares being exchanged for all accounts under common control, discretion or advice, including, without limitation, accounts administered by a financial services firm offering market timing, asset allocation or similar services. Money market funds are not subject to the 15-Day Hold Policy.

Shareholders must obtain prospectuses of the Funds they are exchanging into from dealers, other firms or SDI.


Automatic Exchange Plan. The owner of $1,000 or more of any class of shares of a Scudder Fund may authorize the automatic exchange of a specified amount ($50 minimum) of such shares for shares of the same class of another such Scudder Fund. Exchanges will be made automatically until the shareholder or a Fund terminates the privilege. Exchanges are subject to the terms and conditions described above.

Multi-Class Conversions. For purposes of conversion to Class A shares, shares purchased through the reinvestment of dividends and other distributions paid with respect to Class B shares in a shareholder's Fund account will be converted to Class A shares on a pro rata basis.

                                 NET ASSET VALUE

The net asset value of shares of each Fund is computed as of the close of regular trading on the New York Stock Exchange (the "Exchange") on each day the Exchange is open for trading (the "Value Time"). The Exchange is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the value of the total assets of the Fund attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding. The per share net asset value may be lower for certain classes of the Fund because of higher expenses borne by these classes.

An equity security is valued at its most recent sale price on the relevant exchange or over-the-counter ("OTC") market as of the Value Time. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the "Calculated Mean") on such exchange or OTC market as of the Value Time. If it is not possible to determine the Calculated Mean, the security is valued at the most recent bid quotation on such exchange or OTC market as of the Value Time. In the case of certain foreign exchanges or OTC markets, the closing price reported by the exchange or OTC market (which may sometimes be referred to as the "official close" or the "official closing price" or other similar term) will be considered the most recent sale price. If a security is traded on more than one exchange, or upon one or more exchanges and in the OTC market, quotations are taken from the market in which the security is traded most extensively.

Debt securities are valued as follows. Money market instruments purchased with an original or remaining maturity of 60 days or less, maturing at par, are valued at amortized cost. Other money market instruments are valued based on information obtained from an approved pricing agent or, if such information is not readily available, by using matrix pricing techniques (formula driven calculations based primarily on current market yields). Bank loans are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, based on quotations or evaluated prices obtained from one or more broker-dealers. Privately placed debt securities, other than Rule 144A debt securities, initially are valued at cost and thereafter based on all relevant factors including type of security, size of holding and restrictions on disposition. Municipal debt securities are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the average of the means based on the most recent bid and asked quotations or evaluated prices obtained from two broker-dealers. Other debt securities not addressed above are valued at prices supplied by an approved pricing agent, if available, and otherwise at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. If it is not possible to value a particular debt security pursuant to the above methods, the security is valued on the basis of factors including (but not limited to) maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded.

An exchange-traded option contract on securities, currencies and other financial instruments is valued at its most recent sale price on the relevant exchange. Lacking any sales, the option contract is valued at the Calculated Mean. If it is not possible to determine the Calculated Mean, the option contract is valued at the most recent bid quotation in the case of a purchased option contract or the most recent asked quotation in the case of a written option contract, in each case as of the Value Time. An option contract on securities, currencies and other financial instruments traded in the OTC market is valued on the Value Date at the evaluated price provided by the broker-dealer with which it was traded. Futures contracts (and options thereon) are valued at the most recent settlement price, if available, on the exchange on which they are traded most extensively. With the exception of stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement times are prior to the close of trading on the New York Stock Exchange. For stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement prices are normally available at approximately 4:20 Eastern time. If no settlement price is available, the last traded price on such exchange will be used.

Following the valuations of securities or other portfolio assets in terms of the currency in which the market quotation used is expressed ("Local Currency"), the value of these portfolio assets in terms of US dollars is calculated by converting the Local Currency into US dollars at the prevailing currency exchange rate on the valuation date.


If market quotations for a portfolio asset are not readily available or the value of a portfolio asset as determined in accordance with Board approved procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of the Fund's Pricing Committee (or, in some cases, the Board's Valuation Committee), represents fair market value. The value of other portfolio holdings owned by the Fund is determined in a manner which is intended to fairly reflect the fair market value of the asset on the valuation date, based on valuation procedures adopted by the Fund's Board and overseen primarily by the Fund's Pricing Committee.

                                      TAXES


The following is intended to be a general summary of certain federal income tax consequences of investing in a Fund. It is not intended as a complete discussion of all such consequences, nor does it purport to deal with all categories of investors. Investors are therefore advised to consult with their tax advisors before making an investment in the fund.

Taxation of the Funds. Each Fund has elected to be treated as a regulated investment company under Subchapter M of the Code and has qualified as such since its inception. Each Fund intends to continue to so qualify in each taxable year as required under the Code in order to avoid payment of federal income tax at the fund level. In order to qualify as a regulated investment company, a Fund must meet certain requirements regarding the source of its income, the diversification of its assets, and the distribution of its income:

(a) Each Fund must derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies.

(b) Each Fund must diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of the fund's assets is represented by cash and cash items, US government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer of such other securities to a value not greater than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and
      (ii) not more than 25% of the value of its assets is invested in the securities (other than those of the US government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses.

(c) Each Fund is required to distribute to its shareholders at least 90% of its taxable and tax-exempt net investment income (including the excess of net short-term capital gain over net long-term capital losses) and generally is not subject to federal income tax to the extent that it distributes annually such net investment income and net realized capital gains in the manner required under the Code.

If for any taxable year a Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders), and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income. In addition, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

Each Fund is subject to a 4% nondeductible excise tax on amounts required to be but that are not distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of a Fund's taxable ordinary income for the calendar year and at least 98% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 (in most cases) of such year as well as amounts that were neither distributed nor taxed to the Fund during the prior calendar year. Although each Fund's distribution policies should enable it to avoid excise tax liability, a Fund may retain (and be subject to income or excise tax on) a portion of its capital gain or other income if it appears to be in the interest of the Fund.

Taxation of Fund distributions. Distributions from a Fund generally will be taxable to shareholders as ordinary income to the extent derived from taxable investment income and net short-term capital gains. However, any dividends paid by each Fund that are properly designated as exempt-interest dividends will not be subject to regular federal income tax. Distributions of net capital gains (that is, the excess of net gains from the sale of capital assets held more than one year over net losses from the sale of capital assets held for not more than one year) properly designated as capital gain dividends will be taxable to shareholders as long-term capital gain, regardless of how long a shareholder has held the shares in the Fund.

Long-term capital gain rates applicable to individuals have been temporarily reduced--in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets--for taxable years beginning on or before December 31, 2008.

For taxable years beginning on or before December 31, 2008, "qualified dividend income" received by an individual will be taxed at the rates applicable to long-term capital gain. Qualified dividend income does not include interest from debt securities. Because the Funds invest primarily in tax-exempt bonds and are not permitted to invest in equity securities, the Funds do not expect any portion of Fund distributions to be treated as qualified dividend income.

If a Fund retains any net capital gain, the Fund may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to US federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund against their US federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities.

For US federal income tax purposes, the tax basis of shares owned by a shareholder of a Fund will be increased by an amount equal under current law to 65% of the amount of undistributed net capital gain included in the shareholder's gross income.


Capital gains distributions may be reduced if Fund capital loss carryforwards are available. Any capital loss carryforwards and any post-October loss deferrals to which each Fund is entitled are disclosed in the Funds' annual and semi-annual reports to shareholders.

All distributions by a Fund result in a reduction in the net asset value of the Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a partial return of capital upon the distribution, which will nevertheless be taxable to them.

Sale or redemption of shares. The sale, exchange or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other substantially identical shares of a Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Tax effects of certain transactions. The Funds' use of options, futures contracts, forward contracts (to the extent permitted) and certain other Strategic Transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income, defer losses, cause adjustments in the holding periods of portfolio securities, convert capital gains into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to investors.

The fund's investment in zero coupon bonds and other debt obligations having original issue discount may cause the fund to recognize taxable income in excess of any cash received from the investment.

Under current law, each Fund serves to block unrelated business taxable income ("UBTI") from being realized by its tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in a fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). If a charitable remainder trust (as defined in Code Section 664) realizes any UBTI for a taxable year, it will lose its tax-exempt status for the year.




Investments in debt obligations that are at risk of or in default present special tax issues for a Fund. Tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, original issue discount, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income, and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by a Fund, to the extent it invests in such securities, in order to reduce the risk of distributing insufficient income to preserve its status as a regulated investment company and to seek to avoid having to pay federal income or excise tax.




Each Fund may purchase municipal securities together with the right to resell the securities to the seller at an agreed upon price or yield within a specified period prior to the maturity date of the securities. Such a right to resell is commonly known as a "put" and is also referred to as a "standby commitment." A Fund may pay for a standby commitment either separately, in cash, or in the form of a higher price for the securities which are acquired subject to the standby commitment, thus increasing the cost of securities and reducing the yield otherwise available. Additionally, a Fund may purchase beneficial interests in municipal securities held by trusts, custodial arrangements or partnerships and/or combined with third-party puts or other types of features such as interest rate swaps; those investments may require the Fund to pay "tender fees" or other fees for the various features provided. The IRS has issued a revenue ruling to the effect that, under specified circumstances, a regulated investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. The IRS has also issued private letter rulings to certain taxpayers (which do not serve as precedent for other taxpayers) to the effect that tax-exempt interest received by a regulated investment company with respect to such obligations will be tax-exempt in the hands of the company and may be distributed to its shareholders as exempt-interest dividends. The IRS has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. A Fund intends to take the position that it is the owner of any municipal obligations acquired subject to a standby commitment or other third party put and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the IRS will agree with such position in any particular case. Additionally, the federal income tax treatment of certain other aspects of these investments, including the treatment of tender fees paid by a Fund, in relation to various regulated investment company tax provisions is unclear. However, the Advisor intends to manage a Fund's portfolio in a manner designed to minimize any adverse impact from the tax rules applicable to these investments.

Interest on indebtedness incurred directly or indirectly to purchase or carry shares of a Fund will not be deductible to the extent it is deemed related to exempt-interest dividends paid by such Fund.


Shareholders that are required to file tax returns are required to report tax-exempt interest income, including exempt-interest dividends, on their federal income tax returns. A Fund will inform shareholders of the federal income tax status of its distributions after the end of each calendar year, including the amounts that qualify as exempt-interest dividends and any portions of such amounts that constitute tax preference items under the federal alternative minimum tax. Shareholders who have not held shares of a Fund for a full taxable year may have designated as tax-exempt or as a tax preference item a percentage of their distributions which is not exactly equal to a proportionate share of the amount of tax-exempt interest or tax preference income earned during the period of their investment in the Fund. Shareholders should consult their tax advisors for more information.

Furthermore, if shares of a Fund are redeemed or exchanged by a shareholder after having been held for less than 91 days and (1) some or all of the redemption proceeds are reinvested in the shares of the same Fund or another mutual fund pursuant to the reinvestment privilege, or (2) such shares are exchanged for shares of another mutual fund pursuant to the exchange privilege, all or a portion of the sales charge paid on the shares that are redeemed or exchanged will not be included in their tax basis under the Code to the extent a sales charge that would otherwise apply to the shares received is reduced pursuant to the reinvestment or exchange privilege. In either case, the portion of the sales charge not included in the tax basis of the shares redeemed or surrendered in an exchange is included in the tax basis of the shares acquired in the reinvestment or exchange.

Other tax considerations. Under the backup withholding provisions of the Code, redemption proceeds as well as taxable distributions may be subject to federal income tax withholding for certain shareholders, including those who fail to furnish a Fund with their taxpayer identification numbers and certifications as to their tax status.

Shareholders of each Fund may be subject to state and local taxes on distributions received from the Fund and on redemptions of the Fund's shares. Any shareholder who is not a US Person (as such term is defined in the Code) should consider the US and foreign tax consequences of ownership of shares of a Fund, including the possibility that such a shareholder may be subject to a flat US withholding tax rate of 30% (or a potentially lower rate under an applicable income tax treaty) on amounts constituting ordinary income received by him or her, where such amounts are treated as income from US sources under the Code.

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisers to determine the suitability of shares of a Fund as an investment through such plans and the precise effect of an investment on their particular tax situation.

Under recently promulgated Treasury regulations, if a shareholder recognizes a loss with respect to a Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

                              TRUSTEES AND OFFICERS


Trustees And Officers


The overall business and affairs of the Trust and the Funds are managed by the Board of Trustees. The Board approves all significant agreements between the Trust/Funds and persons or companies furnishing services to the Trust/Funds, including the Trust/Funds' agreements with its investment advisor, distributor, custodian and transfer agent. The Board of Trustees and the executive officers are responsible for managing the Trust/Funds' affairs and for exercising the Trust/Funds' powers, except those reserved for the shareholders and those assigned to the Advisor or other service providers. Each Trustee holds office until he or she resigns, is removed or a successor is appointed or elected and qualified. Each officer is elected to serve until he or she resigns, is removed or a successor has been duly appointed and qualified.

The following information is provided, for each Trustee and Officer of the Trust and the Funds' Board as of the end of the most recently completed calendar year. The first section of the table lists information for each Trustee who is not an "interested person" of the Trust and Funds (as defined in the 1940 Act) (an "Independent Trustee"). Information for each Interested Trustee (the "Interested Trustees") follows. The Interested Trustees are considered to be interested persons as defined by the 1940 Act because of their employment with either the Funds' advisor and/or underwriter. The mailing address for the Trustees and Officers with respect to Trust/Funds' operations is One South Street, Baltimore, Maryland, 21202.


The following individuals hold the same position with each Fund and the Trust.

Independent Trustees

---------------------------------------------------------------------------------------------------
Name, Date of Birth,                                                                  Number of
Position with the                                                                     Funds in the
Fund and Length of            Business Experience and Directorships                   Fund Complex
Time Served(1,2)              During the Past 5 Years                                 Overseen
---------------------------------------------------------------------------------------------------
Richard R. Burt               Chairman, Diligence LLC (international                  68
2/3/47                        information collection and risk-management
Trustee since 2002            firm) (September 2002 to present); Chairman,
                              IEP Advisors, Inc. (July 1998 to present);
                              Chairman of the Board, Weirton Steel
                              Corporation(3) (April 1996 to present); Member
                              of the Board, Hollinger International, Inc.(3)
                              (publishing) (September 1995 to present), HCL
                              Technologies Limited (information technology)
                              (April 1999 to present), UBS Mutual Funds
                              (formerly known as Brinson and Mitchell
                              Hutchins families of funds) (registered
                              investment companies) (September 1995 to
                              present); and Member, Textron Inc.(3)
                              International Advisory Council (July 1996 to
                              present). Formerly, Partner, McKinsey &
                              Company (consulting) (1991-1994) and US Chief
                              Negotiator in Strategic Arms Reduction Talks
                              (START) with former Soviet Union and US
                              Ambassador to the Federal Republic of Germany
                              (1985-1991); Member of the Board, Homestake
                              Mining(3) (mining and exploration)
                              (1998-February 2001), Archer Daniels Midland
                              Company(3) (agribusiness operations) (October
                              1996-June 2001) and Anchor Gaming (gaming
                              software and equipment) (March 1999-December
                              2001).
---------------------------------------------------------------------------------------------------
S. Leland Dill                Trustee, Phoenix Zweig Series Trust (since              66
3/28/30                       September 1989), Phoenix Euclid Market Neutral
Trustee since 2002            Funds (since May 1998) (registered investment
                              companies); Retired (since 1986). Formerly,
                              Partner, KPMG Peat Marwick (June 1956-June
                              1986); Director, Vintners International
                              Company Inc. (wine vintner) (June 1989-May
                              1992), Coutts (USA) International (January
                              1992-March 2000), Coutts Trust Holdings Ltd.,
                              Coutts Group (private bank) (March 1991-March
                              1999); General Partner, Pemco (investment
                              company) (June 1979-June 1986).
---------------------------------------------------------------------------------------------------
Martin J. Gruber              Nomura Professor of Finance, Leonard N. Stern           66
7/15/37                       School of Business, New York University (since
Trustee since 2002            September 1964); Trustee, CREF (pension Fund)
                              (since January 2000); Director, Japan Equity
                              Fund, Inc. (since January 1992), Thai Capital
                              Fund, Inc. (since January 2000) and Singapore
                              Fund, Inc. (since 2000) (registered investment
                              companies). Formerly, Trustee, TIAA (Pension
                              Fund) (January 1996-January 2000); Director,
                              S.G. Cowen Mutual Funds (January 1985- January
                              2001).
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
Name, Date of Birth,                                                                  Number of
Position with the                                                                     Funds in the
Fund and Length of            Business Experience and Directorships                   Fund Complex
Time Served(1,2)              During the Past 5 Years                                 Overseen
---------------------------------------------------------------------------------------------------
Joseph R. Hardiman            Private Equity Investor (January 1997 to                66
5/27/37                       present); Corvis Corporation(3) (optical
Trustee since 2002            networking equipment) (July 2000 to present),
                              Brown Investment Advisory & Trust Company
                              (investment advisor) (February 2001 to
                              present), The Nevis Fund (registered
                              investment company) (July 1999 to present),
                              and ISI Family of Funds (registered investment
                              companies) (March 1998 to present). Formerly;
                              Director, Soundview Technology Group Inc.
                              (investment banking) (July 1998 to January
                              2004) and Director, Circon Corp.(3) (medical
                              instruments) (November 1998-January 1999);
                              President and Chief Executive Officer, The
                              National Association of Securities Dealers,
                              Inc. and The NASDAQ Stock Market, Inc.
                              (1987-1997); Chief Operating Officer of Alex.
                              Brown & Sons Incorporated (now Deutsche Bank
                              Securities Inc.) (1985-1987); General Partner,
                              Alex. Brown & Sons Incorporated (now Deutsche
                              Bank Securities Inc.) (1976-1985).
---------------------------------------------------------------------------------------------------
Richard J. Herring            Jacob Safra Professor of International Banking          66
2/18/46                       and Professor, Finance Department, The Wharton
Trustee since 2002            School, University of Pennsylvania (since July
                              1972); Director, Lauder Institute of
                              International Management Studies (since July
                              2000); Co-Director, Wharton Financial
                              Institutions Center (since July 2000).
                              Formerly, Vice Dean and Director, Wharton
                              Undergraduate Division (July 1995-June 2000).
---------------------------------------------------------------------------------------------------
Graham E. Jones               Senior Vice President, BGK Realty, Inc.                 66
1/31/33                       (commercial real estate) (since 1995);
Trustee since 1993            Trustee, 8 open-end mutual funds managed by
                              Weiss, Peck & Greer (since 1985) and Trustee
                              of 18 open-end mutual funds managed by Sun
                              Capital Advisers, Inc. (since 1998).
---------------------------------------------------------------------------------------------------
Rebecca W. Rimel              President and Chief Executive Officer, The Pew          66
4/10/51                       Charitable Trusts (charitable foundation)
Trustee since 2002            (1994 to present); Executive Vice President,
                              The Glenmede Trust Company (investment trust
                              and wealth management) (1983 to present).
                              Formerly, Executive Director, The Pew
                              Charitable Trusts (1988-1994).
---------------------------------------------------------------------------------------------------
Philip Saunders, Jr.          Principal, Philip Saunders Associates                   66
10/11/35                      (economic and financial consulting) (since
Trustee since 2002            November 1988). Formerly, Director, Financial
                              Industry Consulting, Wolf & Company
                              (consulting) (1987-1988); President, John
                              Hancock Home Mortgage Corporation (1984-1986);
                              Senior Vice President of Treasury and
                              Financial Services, John Hancock Mutual Life
                              Insurance Company, Inc. (1982-1986).
---------------------------------------------------------------------------------------------------
William N. Searcy             Private investor since October 2003; Trustee            66
9/03/46                       of 18 open-end mutual funds managed by Sun
Trustee since 1993            Capital Advisers, Inc. (since October 1998).
                              Formerly, Pension & Savings Trust Officer,
                              Sprint Corporation3 (telecommunications)
                              (since November 1989).
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
Name, Date of Birth,                                                                  Number of
Position with the                                                                     Funds in the
Fund and Length of            Business Experience and Directorships                   Fund Complex
Time Served(1,2)              During the Past 5 Years                                 Overseen
---------------------------------------------------------------------------------------------------
Robert H. Wadsworth           President, Robert H. Wadsworth Associates,              69
1/29/40                       Inc. (consulting firm) (May 1983 to present).
Trustee since 2002            Formerly, President and Trustee, Trust for
                              Investment Managers (registered investment
                              company) (April 1999-June 2002); President,
                              Investment Company Administration, L.L.C.
                              (January 1992*-July 2001); President,
                              Treasurer and Director, First Fund
                              Distributors, Inc. (June 1990-January 2002);
                              Vice President, Professionally Managed
                              Portfolios (May 1991- January 2002) and
                              Advisors Series Trust (October 1996-January
                              2002) (registered investment companies).
                              * Inception date of the corporation which was
                              the predecessor to the L.L.C.
---------------------------------------------------------------------------------------------------


Interested Trustee


---------------------------------------------------------------------------------------------------
Name, Date of Birth,                                                                  Number of
Position with the                                                                     Funds in the
Fund and Length of            Business Experience and Directorships                   Fund Complex
Time Served(1,2)              During the Past 5 Years                                 Overseen
---------------------------------------------------------------------------------------------------
Richard T. Hale(4)            Managing Director, Deutsche Investment                  201
7/17/45                       Management Americas Inc. (2003 to present);
Chairman and Trustee since    Managing Director, Deutsche Bank Securities
2002                          Inc. (formerly Deutsche Banc Alex. Brown Inc.)
Chief Executive Officer       and Deutsche Asset Management (1999 to
since 2003                    present); Director and President, Investment
                              Company Capital Corp. (registered investment
                              advisor) (1996 to present); Director, Deutsche
                              Global Funds, Ltd. (2000 to present), CABEI
                              Fund (2000 to present), North American Income
                              Fund (2000 to present) (registered investment
                              companies); Director, Scudder Global
                              Opportunities Fund (since 2003);
                              Director/Officer Deutsche/Scudder Mutual Funds
                              (various dates); President, Montgomery Street
                              Securities, Inc. (2002 to present) (registered
                              investment companies); Vice President,
                              Deutsche Asset Management, Inc. (2000 to
                              present). Formerly, Director, ISI Family of
                              Funds (registered investment company; 4 funds
                              overseen) (1992-1999).
---------------------------------------------------------------------------------------------------


Officers


---------------------------------------------------------------------------------------------------
Name, Date of Birth,                                                                  Number of
Position with the                                                                     Funds in the
Fund and Length of            Business Experience and Directorships                   Fund Complex
Time Served(1,2)              During the Past 5 Years                                 Overseen
---------------------------------------------------------------------------------------------------
Brenda Lyons(5)               Managing Director, Deutsche Asset Management.
2/21/63
President since 2003
---------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Name, Date of Birth,
Position with the
Fund and Length of            Business Experience and Directorships
Time Served(1,2)              During the Past 5 Years
--------------------------------------------------------------------------------
Kenneth Murphy(5)             Vice President, Deutsche Asset Management
10/13/63                      (September 2000-present); Vice President,
Vice President and            Scudder Distributors, Inc. (December
Anti-Money Laundering         2002-present). Formerly, Director, John
Compliance Officer since      Hancock Signature Services (1992-2000).
2002
--------------------------------------------------------------------------------
Bruce A. Rosenblum            Director, Deutsche Asset Management.
9/14/60
Vice President since 2003
and Assistant Secretary
since 2002
--------------------------------------------------------------------------------
Charles A. Rizzo(5)           Director, Deutsche Asset Management (April
8/5/57                        2000 to present). Formerly, Vice President and
Treasurer and Chief           Department Head, BT Alex. Brown Incorporated
Financial Officer since       (now Deutsche Bank Securities Inc.)
2002                          (1998-1999); Senior Manager, Coopers & Lybrand
                              L.L.P. (now PricewaterhouseCoopers LLP)
                              (1993-1998).
--------------------------------------------------------------------------------
Salvatore Schiavone(5)        Director, Deutsche Asset Management.
11/03/65
Assistant Treasurer since
2003
--------------------------------------------------------------------------------
Lucinda H. Stebbins(5)        Director, Deutsche Asset Management.
11/19/45
Assistant Treasurer since
2003
--------------------------------------------------------------------------------
Kathleen Sullivan D'Eramo(5)  Director, Deutsche Asset Management.
1/25/57
Assistant Treasurer since
2003
--------------------------------------------------------------------------------
John Millette(5)              Director, Deutsche Asset Management.
8/23/62
Secretary since 2003
--------------------------------------------------------------------------------
Daniel O. Hirsch              Managing Director, Deutsche Asset Management
3/27/54                       (2002-present) and Director, Deutsche Global
Assistant Secretary and       Funds Ltd. (2002-present). Formerly, Secretary
Chief Legal Officer since     of the Funds (1999-2003); Director, Deutsche
2003                          Asset Management (1999-2002); Principal, BT
                              Alex. Brown Incorporated (now Deutsche Bank
                              Securities Inc.) (1998-1999); Assistant
                              General Counsel, United States Securities and
                              Exchange Commission (1993-1998).
--------------------------------------------------------------------------------
Caroline Pearson(5)           Managing Director, Deutsche Asset Management.
4/1/62
Assistant Secretary since
2002
--------------------------------------------------------------------------------

(1) Unless otherwise indicated, the mailing address of each Trustee and Officer with respect to fund operations is One South Street, Baltimore, MD 21202.


(2) Length of time served represents the date that each Trustee or Officer first began serving in that position with Scudder MG Investments Trust of which these funds are each a series.


(3) A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.


(4)   Mr. Hale is a Trustee who is an "interested person" within the meaning of
      Section 2(a)(19) of the 1940 Act. Mr. Hale is Vice President of the Advisor and a Managing Director of Deutsche Asset Management, the US asset management unit of Deutsche Bank AG and its affiliates.

(5)   Address: Two International Place, Boston, Massachusetts.

Each Officer also holds similar positions for other investment companies for which DeAM, Inc. or an affiliate serves as the advisor.

Officers' Role with Principal Underwriter: Scudder Distributors, Inc.

Kenneth Murphy: Vice President
Caroline Pearson: Secretary

Trustee Ownership in the Funds(1)

                                                                                     Aggregate Dollar Range of
                                                            Dollar Range              Ownership as of December
                          Dollar Range of Beneficial        of Beneficial              31, 2003 in all Funds
                                Ownership in           Ownership in Short-Term        Overseen by Trustee in
Trustee                      Municipal Bond Fund         Municipal Bond Fund           the Fund Complex(2,3)
-------                      -------------------         -------------------           ---------------------

Independent Trustees:
---------------------
Richard R. Burt                      None                         None                    Over $100,000
S. Leland Dill                       None                         None                    Over $100,000
Martin J. Gruber                     None                         None                    Over $100,000
Joseph R. Hardiman                   None                         None                    Over $100,000
Richard J. Herring             $10,001-$50,000                    None                    Over $100,000
Graham E. Jones                      None                         None                    Over $100,000
Rebecca W. Rimel                     None                         None                    Over $100,000
Philip Saunders, Jr.                 None                    Over $100,000                Over $100,000
William N. Searcy                    None                         None                    Over $100,000
Robert H. Wadsworth                  None                         None                    Over $100,000

Interested Trustee
------------------

Richard T. Hale                      None                         None                    Over $100,000


(1) The amount shown includes share equivalents of funds which the board member is deemed to be invested pursuant to a Fund's deferred compensation plan. The inclusion therein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of the shares.

(2) The Funds also include Scudder Municipal Bond Fund and Scudder Short-Term Municipal Bond Fund.

(3) Securities beneficially owned as defined under the 1934 Act include direct and/or indirect ownership of securities where the director's economic interest is tied to the securities, employment ownership and securities when the director can exert voting power and when the director has authority to sell the securities. The dollar ranges are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, over $100,000.

Ownership in Securities of the Advisor and Related Companies

As reported to each Fund, the information in the following table reflects ownership by the Independent Trustees and their immediate family members of certain securities as of December 31, 2003. An immediate family member can be a spouse, children residing in the same household including step and adoptive children and any dependents. The securities represent ownership in an investment advisor or principal underwriter of each Fund and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of each Fund (including Deutsche Bank AG).


                                                                                   Value of
                               Owner and                                        Securities on       Percent of
                              Relationship                                       an Aggregate      Class on an
Independent Trustee            to Trustee        Company      Title of Class        Basis        Aggregate Basis
-------------------            ----------        -------      --------------        -----        ---------------

Richard R. Burt                   --              None              --               --                --
S. Leland Dill                    --              None              --               --                --
Martin J. Gruber                  --              None              --               --                --
Joseph R. Hardiman                --              None              --               --                --
Richard Herring                   --              None              --               --                --
Graham E. Jones                   --              None              --               --                --
Rebecca W. Rimel                  --              None              --               --                --
Philip Saunders, Jr.              --              None              --               --                --
William N. Searcy                 --              None              --               --                --
Robert H. Wadsworth               --              None              --               --                --


Securities Beneficially Owned

As of February 17, 2004, the Trustees and Officers of the Trust owned, as a group, less than 1% of the outstanding shares of each Fund.

To the best of each Fund's knowledge, as of February 17, 2004, no person owned of record or beneficially 5% or more of any class of the Fund's outstanding shares, except as noted below.

As of February 17, 2004, 1,178,440 shares in the aggregate, or 51.13% of the outstanding shares of Scudder Municipal Bond Fund, Investment Class were held in the name of National Investor Services, for the benefit of customers, 55 Water Street, New York, NY 10041, who may be deemed to be the beneficial owner of certain of these shares.

As of February 17, 2004, 716,531 shares in the aggregate, or 31.09% of the outstanding shares of Scudder Municipal Bond Fund, Investment Class were held in the name of Charles Schwab & Co., Inc., for the benefit of customers, 101 Montgomery Street, San Francisco, CA 94104, who may be deemed to be the beneficial owner of certain of these shares.

As of February 17, 2004, 12,759,656 shares in the aggregate, or 46.65% of the outstanding shares of Scudder Municipal Bond Fund, Institutional Class were held in the name of Charles Schwab & Co., Inc., for the benefit of customers, 101 Montgomery Street, San Francisco, CA 94104, who may be deemed to be the beneficial owner of certain of these shares.

As of February 17, 2004, 2,150,457 shares in the aggregate, or 7.86% of the outstanding shares of Scudder Municipal Bond Fund, Institutional Class were held in the name of Bost & Co., for the benefit of customers, P.O. Box 3198, Pittsburgh, PA 15230, who may be deemed to be the beneficial owner of certain of these shares.

As of February 17, 2004, 1,559,527 shares in the aggregate, or 5.70% of the outstanding shares of Scudder Municipal Bond Fund, Institutional Class were held in the name of SEI Trust Co., for the benefit of customers, 1 Freedom Valley Drive, Oaks, PA 19456, who may be deemed to be the beneficial owner of certain of these shares.

As of February 17, 2004, 3,604,287 shares in the aggregate, or 17.96% of the outstanding shares of Scudder Short-Term Municipal Bond Fund, Investment Class were held in the name of National Investor Services, for the benefit of customers, 55 Water Street, New York, NY 10041, who may be deemed to be the beneficial owner of certain of these shares.

As of February 17, 2004, 8,797,817 shares in the aggregate, or 23.17% of the outstanding shares of Scudder Short-Term Municipal Bond Fund, Institutional Class were held in the name of Charles Schwab & Co., Inc., for the benefit of customers, 101 Montgomery Street, San Francisco, CA 94104, who may be deemed to be the beneficial owner of certain of these shares.

As of February 17, 2004, 2,279,860 shares in the aggregate, or 18.15% of the outstanding shares of Scudder Short-Term Municipal Bond Fund, Class A were held in the name of Merrill, Lynch, Pierce Fenner and Smith, for the benefit of customers, 4800 Deer Lake Drive, Jacksonville, FL 32246, who may be deemed to be the beneficial owner of certain of these shares.

As of February 17, 2004, 800,128 shares in the aggregate, or 6.37% of the outstanding shares of Scudder Short-Term Municipal Bond Fund, Class A were held in the name of Citigroup Global Markets, Inc., for the benefit of customers, 333
W. 34th Street, New York, NY 10001, who may be deemed to be the beneficial owner of certain of these shares.

As of February 17, 2004, 68,483 shares in the aggregate, or 11.93% of the outstanding shares of Scudder Short-Term Municipal Bond Fund, Class B were held in the name of Merrill, Lynch, Pierce Fenner and Smith, for the benefit of customers, 4800 Deer Lake Drive, Jacksonville, FL 32246, who may be deemed to be the beneficial owner of certain of these shares.

As of February 17, 2004, 33,895 shares in the aggregate, or 5.91% of the outstanding shares of Scudder Short-Term Municipal Bond Fund, Class B were held in the name of Citigroup Global Markets, Inc., for the benefit of customers, 333
W. 34th Street, New York, NY 10001, who may be deemed to be the beneficial owner of certain of these shares.

As of February 17, 2004, 31,535 shares in the aggregate, or 5.49% of the outstanding shares of Scudder Short-Term Municipal Bond Fund, Class B were held in the name of Pershing LLC, for the benefit of customers, P.O. Box 2052, Jersey City, NJ 07303, who may be deemed to be the beneficial owner of certain of these shares.

As of February 17, 2004, 1,218,830 shares in the aggregate, or 18.11% of the outstanding shares of Scudder Short-Term Municipal Bond Fund, Class C were held in the name of Merrill, Lynch, Pierce Fenner and Smith, for the benefit of customers, 4800 Deer Lake Drive, Jacksonville, FL 32246, who may be deemed to be the beneficial owner of certain of these shares.

Information Concerning Committees and Meetings of Trustees


The Boards of Trustees of the Trust met six times during the calendar year ended December 31, 2003 and each Trustee attended at least 75% of the meetings of the Boards and meetings of the committees of the Boards of Trustees on which such Trustee served.

Board Committees. The Trust's Board currently has the following committees:

Audit and Compliance Committee. The Audit and Compliance Committee selects the independent auditors for each Fund, confers with the independent auditors regarding each Fund's financial statements, the results of audits and related matters, and performs such other tasks as it deems necessary or appropriate. The Audit and Compliance Committee approves all significant services proposed to be performed by the independent auditors and considers the possible effect of such services on their independence. The members of the Audit and Compliance Committee are S. Leland Dill (Chair) and all of the Independent Trustees. The Audit Committee met seven times during the calendar year ended December 31, 2003.

Nominating and Governance Committee: The primary responsibilities of the Nominating and Governance Committee, consisting of all the Independent Trustees, are to make recommendations to the Board on issues related to the composition and operation of the Board, and communicate with management on those issues. The Nominating and Governance Committee also evaluates and nominates Board member candidates. Fund shareholders may also submit nominees that will be considered by the Committee when a Board vacancy occurs. Submissions should be mailed to the attention of the Secretary of the Funds. The Nominating and Governance Committee, which meets as often as deemed appropriate by the Committee, met once during the calendar year ended December 31, 2003.

Valuation Committee. The Valuation Committee is authorized to act for the Board of Trustees in connection with the valuation of securities held by the Funds in accordance with the Fund's Valuation Procedures. Messrs. Hale, Saunders and Wadsworth are members of the Committee with Messrs. Burt, Dill, Gruber, Hardiman, Herring, Jones, Searcy and Ms. Rimel as alternates. Two Trustees are required to constitute a quorum for meetings of the Valuation Committee. The Valuation Committee met four times during the calendar year ended December 31, 2003.

Additional Committees. On February 25, 2003, the Board of Trustees organized a Fixed Income Committee, an Equity Committee and an Operations Committee. The members of the Fixed Income Committee are Messrs. Jones and Searcy and Ms. Rimel. The members of the Equity Committee are Messrs. Burt, Gruber, Hardiman and Herring. The members of the Operations Committee are Messrs. Dill, Saunders and Wadsworth. The Fixed Income, Equity and Operations Committees periodically review the investment performance and operations of the Fund. The Fixed Income Committee met five times, the Equity Committee met five times and the Operations Committee met eight times during the calendar year ended December 31, 2003.

Remuneration. Officers of the Funds receive no direct remuneration from the Funds. Officers and Trustees of the Funds who are officers or trustees of Deutsche Asset Management or the Advisor may be considered to have received remuneration indirectly. Each Trustee who is not an "interested person" of the Funds (as defined in the 1940 Act) (an "Independent Trustee") receives compensation from the Funds for his or her services, which includes an annual retainer fee and an attendance fee for each Board meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board meetings). Additionally, each Independent Trustee receives a fee for each telephonic Audit Committee or Board meeting in which he or she participates. Each Independent Trustee also may receive a fee for certain special committee meetings attended. In addition, the Chairman of the Audit and Compliance Committee receives an annual fee for his services.

Members of the Board of Trustees who are employees of the Advisor or its affiliates receive no direct compensation from either Fund, although they are compensated as employees of the Advisor, or its affiliates, and as a result may be deemed to participate in fees paid by either Fund or Portfolio. The following table shows compensation received by each Trustee from each Trust and the Portfolio and aggregate compensation from the Fund Complex during the calendar year 2003.

                                                                                              Total Compensation Paid
                            Compensation from    Compensation from    Pension or Retirement    to Trustees from the
                            Scudder Municipal    Scudder Short-Term    Benefits Accrued as      Fund and the Fund
Name of Trustee                 Bond Fund       Municipal Bond Fund   Part of Fund Expenses          Complex(1)
---------------                 ---------       -------------------   ---------------------          ----------
Richard R. Burt                  $1,564               $1,884                   $0                     $168,640
S. Leland Dill                   $1,626               $1,964                   $0                     $141,000
Martin J. Gruber                 $1,567               $1,891                   $0                     $140,939
Richard T. Hale                       0                 $0                     $0                           $0
Joseph R. Hardiman(2)            $1,567               $1,891                   $0                     $136,000
Richard J. Herring(2)            $1,567               $1,891                   $0                     $139,390
Graham E. Jones                  $1,567               $1,891                   $0                     $136,000
Rebecca W. Rimel(2)              $1,607               $1,961                   $0                     $142,780
Philip Saunders, Jr. (2)         $1,556               $1,884                   $0                     $135,970
William N. Searcy                $1,567               $1,891                   $0                     $136,000
Robert H. Wadsworth              $1,567               $1,891                   $0                     $170,000

(1) During calendar year 2003, the total number of funds overseen by each Trustee was 68 funds except for Messrs. Burt (70 funds), Gruber (69 funds), Hale (201 funds), and Wadsworth (71 funds).

(2) Of the amounts payable to Ms. Rimel and Messrs. Hardiman, Herring and Saunders, $124,889, $48,150, $33,803 and $122,498, respectively, was deferred pursuant to a deferred compensation plan.

Certain funds in the Fund Complex, including these Funds, have adopted a Retirement Plan for Trustees who are not employees of the Trust, the Trust's Administrator or their respective affiliates (the "Retirement Plan"). After completion of six years of service, each participant in the Retirement Plan will be entitled to receive an annual retirement benefit equal to a percentage of the fee earned by the participant in his or her last year of service. Upon retirement, each participant will receive annually 10% of such fee for each year that he or she served after completion of the first five years, up to a maximum annual benefit of 50% of the fee earned by the participant in his or her last year of service. The fee will be paid quarterly, for life, by each fund for which he or she serves. The Retirement Plan is unfunded and unvested. Such fees are allocated to each of the 25 funds that have adopted the Retirement Plan based upon the relative net assets of such fund.

Set forth in the table below are the estimated annual benefits payable to a participant upon retirement assuming various years of service and payment of a percentage of the fee earned by such participant in his or her last year of service, as described above. The approximate credited years of service at December 31, 2001 were as follows: for Ms. Rimel, 6 years; for Mr. Hardiman, 3 years; and for Mr. Burt and Mr. Wadsworth, 2 years.

        Estimated Annual Benefits Payable By Fund Complex Upon Retirement
        -----------------------------------------------------------------

  Years of Service       Chair of Audit Committee        Other Participants
  ----------------       ------------------------        ------------------

      6 years                     $ 4,900                      $3,900
      7 years                     $ 9,800                      $7,800
      8 years                     $14,700                     $11,700
      9 years                     $19,600                     $15,600
  10 years or more                $24,500                     $19,500

Effective February 12, 2001, the Board of Trustees of the Trust, as well as each fund participating in the Retirement Plan, voted to amend the Plan as part of an overall review of the compensation paid to Trustees. The amendments provided that no further benefits would accrue to any current or future trustees and included a onetime payment of benefits accrued under the Plan to Trustees, as calculated based on the following actuarial assumptions: (1) retirement benefits at the later of age 65 or 10 years of service based on a 10% per year of service vesting schedule; (2) a 6% interest rate; and (3) rounding all calculations to the next whole year as of January 31, 2001. At each Trustee's election, this one-time payment could be transferred into the Deferred Compensation Plan, described below.

Any Trustee who receives fees from the Funds is permitted to defer 50% to 100% of his or her annual compensation pursuant to a Deferred Compensation Plan. Messrs. Burt, Wadsworth, Hardiman, and Ms. Rimel have each executed a Deferred Compensation Agreement. Currently, the deferring Trustees may select from among certain funds in the Scudder Family of funds in which all or part of their deferral account shall be deemed to be invested. Distributions from the deferring Trustees' deferral accounts will be paid in cash, in generally equal quarterly installments over a period of ten years.

Investment Advisory and Other Services


Deutsche Asset Management, Inc. ("DeAM, Inc."), 280 Park Avenue, New York, New York 10017, acts as the investment advisor to each Fund pursuant to the terms of several advisory contracts (referred to collectively herein as the "Advisory Contracts"). Pursuant to the Advisory Contracts, the Advisor supervises and assists in the management of the assets of each Fund and furnishes each Fund with research, statistical, advisory and managerial services. The Advisor pays the ordinary office expenses of the Trust and the compensation, if any, of all officers and employees of the Trust and all Trustees who are "interested persons" (as defined in the 1940 Act) of the Advisor. Under the Advisory Contracts, the Trust, on behalf of each Fund, is obligated to pay the Advisor a monthly fee at an annual rate of each Fund's average daily net assets as follows:

       Fund                                            Annual Rate
       ----                                            -----------

       Scudder Municipal Bond Fund                           0.40%
       Scudder Short-Term Municipal Bond Fund                0.40%

Each Fund's advisory fees are paid monthly and will be prorated if the Advisor did not act as the Fund's investment advisor during the entire monthly period.

The Advisor and the Administrator have contractually agreed to waive their fees and reimburse expenses so that total expenses will not exceed those set forth in each Fund's Prospectuses. For each class of each Fund the contractual fee waivers cover the 16-month period from each Fund's most recently completed fiscal year. These contractual fee waivers may only be changed by a Fund's Board of Trustees.


The following table sets forth the net advisory fees that each Fund paid the Advisor during the periods indicated:


                                           For the Fiscal Year Ended October 31,
                                           -------------------------------------
                                             2003          2002         2001
                                             ----          ----         ----

Scudder Municipal Bond Fund               $1,799,178   $1,795,345   $2,107,627

Scudder Short-Term Municipal Bond Fund    $2,711,345     $952,361     $663,931

Each Advisory Agreement between DeAM, Inc. and the Trust, with respect to each Fund, was last approved on August 20-21,2003, by a vote of the Trust's Board of Trustees, including a majority of those Trustees who were not parties to such Advisory Agreement or "interested persons" of any such parties. Each Advisory Agreement will continue in effect with respect to each Fund that it covers only if such continuance is specifically approved annually by the Trustees, including a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" (as such term is defined in the 1940 Act) of such parties, or by a vote of a majority of the outstanding shares of such Fund. Each Advisory Agreement is terminable by vote of the Board of Trustees, or, with respect to a Fund, by the holders of a majority of the outstanding shares of the affected Fund, at any time without penalty on 60 days' written notice to the Advisor. Termination of an Advisory Agreement with respect to a Fund will not terminate or otherwise invalidate any provision of the Advisory Agreement between the Advisor and any other Fund. The Advisor may terminate the Advisory Agreement at any time without penalty on 60 days' written notice to the Trust. Each Advisory Agreement terminates automatically in the event of its "assignment" (as such term is defined in the 1940 Act).

In approving the Fund's Investment Advisory Agreement, the Board, including the Independent Trustees, carefully considered (1) the nature, quality and costs (expense ratio) of services provided and to be provided to the Fund and, in that context, the performance of the Fund, including the Fund's performance relative to its benchmark and its peer group; (2) the Advisor's compensation and profitability for providing such services; (3) the indirect costs and benefits of providing the advisory services; (4) the extent to which economies of scale are shared with the Fund through breakpoints or otherwise; and (5) comparative information on fees and expenses of similar mutual funds. Specifically, the Board considered the fact that the Advisor benefited, at least indirectly, from certain securities lending, custody and brokerage relationships between the Fund and affiliates of the Advisor (and that the Board received information regularly about these relationships). The Board also considered the nature and extent of benefits that the Advisor received from (i) arrangements to sweep the Fund's excess cash at the end of the day into an affiliated money market fund and (ii) the brokerage and research services it received from broker-dealers who executed portfolio transactions for the Fund. After requesting and reviewing such information as the Trustees deemed necessary, the Board concluded that the Investment Advisory Agreement was in the best interests of the Fund and its shareholders.

No one factor was identified by the Board as the principal factor in determining whether to approve the Investment Advisory Agreement. The Independent Trustees were advised by separate independent legal counsel throughout the process.

Each Advisory Agreement provides that the Advisor will not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or any Fund in connection with the performance of the Advisor's obligations under the Advisory Agreement with the Trust, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard of its duties and obligations thereunder.


In the management of the Funds and its other accounts, the Advisor allocates investment opportunities to all accounts for which they are appropriate subject to the availability of cash in any particular account and the final decision of the individual or individuals in charge of such accounts. Where market supply is inadequate for a distribution to all such accounts, securities are allocated based on a Fund's pro rata portion of the amount ordered. In some cases this procedure may have an adverse effect on the price or volume of the security as far as a Fund is concerned. However, it is the judgment of the Board that the desirability of continuing the Trust's advisory arrangements with the Advisor outweighs any disadvantages that may result from contemporaneous transactions. See "Portfolio Transactions."


DeAM, Inc. is registered with the SEC as an investment advisor and provides a full range of investment advisory services to institutional clients. DeAM, Inc. is an indirect wholly-owned subsidiary of Deutsche Bank AG, an international commercial and investment banking group.

                       GENERAL INFORMATION ABOUT THE TRUST


General. The Trust was formed as a business trust under the laws of the State of Delaware on September 13, 1993, and commenced investment operations on January 3, 1994. The Board of Trustees of the Trust is responsible for the overall management and supervision of the affairs of the Trust. The Declaration of Trust authorizes the Board of Trustees to create separate investment series or portfolios of shares. As of the date hereof, the Trustees have established the Funds described in this SAI and eight additional series. The Declaration of Trust further authorizes the Trust to classify or reclassify any series or portfolio of shares into one or more classes. As of the date hereof, the Trustees have established seven classes of shares: Premier shares, Institutional shares, Investment shares, and Class A, B, C and R shares.


The shares of each class represent an interest in the same portfolio of investments of a Fund. Each class has equal rights as to voting, redemption, dividends and liquidations, except that only Investment shares and Class A, B and C shares bear service fees and each class may bear other expenses properly attributable to the particular class. Also, holders of Investment shares and Class A, B and C shares of a Fund have exclusive voting rights with respect to the service plan adopted by the Fund.

When issued, shares of a Fund are fully paid and nonassessable. In the event of liquidation, shareholders are entitled to share pro rata in the net assets of the applicable Fund available for distribution to shareholders. Shares of a Fund entitle their holders to one vote per share, are freely transferable and have no preemptive, subscription or conversion rights.

Shares of a Fund will be voted separately with respect to matters pertaining to that Fund except for the election of Trustees and the ratification of independent accountants. For example, shareholders of a Fund are required to approve the adoption of any investment advisory agreement relating to such Fund and any change in the fundamental investment restrictions of such Fund. Approval by the shareholders of one Fund is effective only as to that Fund. The Trust does not intend to hold shareholder meetings, except as may be required by the 1940 Act. The Trust's Declaration of Trust provides that special meetings of shareholders shall be called for any purpose, including the removal of a Trustee, upon written request of shareholders entitled to vote at least 10% of the outstanding shares of the Trust, or Fund, as the case may be. In addition, if ten or more shareholders of record who have held shares for at least six months and who hold in the aggregate either shares having a net asset value of $25,000 or 1% of the outstanding shares, whichever is less, seek to call a meeting for the purpose of removing a Trustee, the Trust has agreed to provide certain information to such shareholders and generally to assist their efforts.

In the event of a liquidation or dissolution of the Trust or an individual Fund, shareholders of a particular Fund would be entitled to receive the assets available for distribution belonging to such Fund. Shareholders of a Fund are entitled to participate in the net distributable assets of the particular Fund involved on liquidation, based on the number of shares of the Fund that are held by each shareholder.



Shareholder And Trustee Liability. The Trust is organized as a Delaware business trust and, under Delaware law, the shareholders of a business trust are not generally subject to liability for the debts or obligations of the trust. Similarly, Delaware law provides that a Fund will not be liable for the debts or obligations of any other Fund in the Trust. However, no similar statutory or other authority limiting business trust shareholder liability exists in other states. As a result, to the extent that a Delaware business trust or a shareholder is subject to the jurisdiction of the courts in such other states, the courts may not apply Delaware law and may thereby subject the Delaware business trust shareholders to liability. To guard against this risk, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust. Notice of such disclaimer will normally be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification by the relevant Fund for any loss suffered by a shareholder as a result of an obligation of a Fund. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. The Trustees believe that, in view of the above, the risk of personal liability of shareholders is remote.

The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.


                             PROXY VOTING GUIDELINES

Each Fund has delegated proxy voting responsibilities to its investment advisor, subject to the Board's general oversight. Each Fund has delegated proxy voting to the Advisor with the direction that proxies should be voted consistent with each Fund's best economic interests. The Advisor has adopted its own Proxy Voting Policies and Procedures ("Policies"), and Proxy Voting Guidelines ("Guidelines") for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of each Fund, and the interests of the Advisor and its affiliates, including each Fund's principal underwriter. The Guidelines set forth the Advisor's general position on various proposals, such as:


o Shareholder Rights -- The Advisor generally votes against proposals that restrict shareholder rights.

o Corporate Governance -- The Advisor generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments.

o Anti-Takeover Matters -- The Advisor generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes "against" the adoption of poison pills if they are submitted for shareholder ratification. The Advisor generally votes for fair price proposals.

o Compensation Matters -- The Advisor generally votes for executive cash compensation proposals, unless they are unreasonably excessive. The Advisor generally votes against stock option plans that do not meet the Advisor's criteria.

o Routine Matters -- The Advisor generally votes for the ratification of auditors, procedural matters related to the annual meeting, and changes in company name, and against bundled proposals and adjournment.


The general provisions described above do not apply to investment companies. The Advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third party, except for proxies solicited by or with respect to investment companies for which the Advisor or an affiliate serves as investment advisor or principal underwriter ("affiliated investment companies"). The Advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company's other shareholders (sometimes called "mirror" or "echo" voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the 1940 Act.


Although the Guidelines set forth the Advisor's general voting positions on various proposals, the Advisor may, consistent with each Fund's best interests, determine under some circumstances to vote contrary to those positions.


The Guidelines on a particular issue may or may not reflect the view of individual members of the Board or of a majority of the Board. In addition, the Guidelines may reflect a voting position that differs from the actual practices of the public companies within the Deutsche Bank organization or of the investment companies for which the Advisor or an affiliate serves as investment advisor or sponsor.


The Advisor may consider the views of a portfolio company's management in deciding how to vote a proxy or in establishing general voting positions for the Guidelines, but management's views are not determinative.

As mentioned above, the Policies describe the way in which the Advisor resolves conflicts of interest. To resolve conflicts, the Advisor, under normal circumstances, votes proxies in accordance with its Guidelines. If the Advisor departs from the Guidelines with respect to a particular proxy or if the Guidelines do not specifically address a certain proxy proposal, a proxy voting committee established by the Advisor will vote the proxy. Before voting any such proxy, however, the Advisor's conflicts review committee will conduct an investigation to determine whether any potential conflicts of interest exist in connection with the particular proxy proposal. If the conflicts review committee determines that the Advisor has a material conflict of interest, or certain individuals on the proxy voting committee should be recused from participating in a particular proxy vote, it will inform the proxy voting committee. If notified that the Advisor has a material conflict, or fewer than three voting members are eligible to participate in the proxy vote, typically the Advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party.

Under certain circumstances, the Advisor may not be able to vote proxies or the Advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the Advisor may not vote proxies on certain foreign securities due to local restrictions or customs. The Advisor generally does not vote proxies on securities subject to share blocking restrictions.

                         ANNUAL AND SEMI-ANNUAL REPORTS

Shareholders of a Fund receive an annual report containing audited financial statements and a semi-annual report. All transactions in shares of a Fund and dividends and distributions paid by the Fund are reflected in confirmations issued by the Transfer Agent at the time of the transaction and/or in monthly statements issued by the Transfer Agent. A year-to-date statement will be provided by the Transfer Agent.

                      CONSIDERATION FOR PURCHASES OF SHARES

The Trust generally will not issue shares of a Fund for consideration other than cash. At the Trust's sole discretion, however, it may issue Fund shares for consideration other than cash in connection with an acquisition of portfolio securities or pursuant to a bona fide purchase of assets, merger or other reorganization, provided the securities meet the investment objectives and policies of the Fund and are acquired by the Fund for investment and not for resale. An exchange of securities for Fund shares will generally be a taxable transaction to the shareholder.

                             ADDITIONAL INFORMATION

Independent Accountants


PricewaterhouseCoopers LLP, serves as each Fund's independent accountants, providing audit services, including review and consultation in connection with various filings by the Trust with the SEC and tax authorities.


Registration Statement


The Trust has filed with the SEC, 450 Fifth Street, N.W., Washington, D.C. 20549, a Registration Statement under the 1933 Act with respect to the securities of each Fund and certain other series of the Trust. If further information is desired with respect to the Trust, a Fund or such other series, reference is made to the Registration Statement and the exhibits filed as a part thereof.


                              FINANCIAL STATEMENTS


The audited financial statements for each Fund for the year ended October 31, 2003, are included in, and incorporated by reference into, this SAI in reliance upon the reports of PricewaterhouseCoopers LLP, each Fund's independent auditors, as experts in accounting and auditing.

                                   APPENDIX A

BOND AND COMMERCIAL PAPER RATINGS

Set forth below are descriptions of ratings which represent opinions as to the quality of the securities. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality.

MOODY'S INVESTORS SERVICE, INC.'S CORPORATE BOND RATINGS

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safe-guarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Moody's Investors Service, Inc.'s Short-Term Debt Ratings

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of one year.

Issuers rated Prime-1 or P-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 or P-1 repayment ability will often be evidenced by many of the following characteristics: Leading market positions in well established industries.

High rates of return on funds employed.

Conservative capitalization structure with moderate reliance on debt and ample asset protection.

Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

Well established access to a range of financial markets and assured sources of alternate liquidity.


Issuers rated Prime-2 or P-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.


Standard & Poor's DIVISION OF THE MCGRAW-HILL COMPANIES, INC. Corporate Bond Ratings


Investment Grade

AAA: Debt rated AAA has the highest rating assigned by S&P's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Speculative Grade

Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC: Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC: The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

C: The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

C1: The Rating C1 is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NY: Bonds may lack a S&P's rating because no public rating has been requested, because there is insufficient information on which to base a rating, or because S&P's does not rate a particular type of obligation as a matter of policy.


STANDARD & POOR'S DIVISION OF THE MCGRAW-HILL COMPANIES, INC. COMMERCIAL PAPER RATINGS


A: S&P's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".

A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

FITCH INVESTORS SERVICE, INC.  BOND RATINGS

INVESTMENT GRADE

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+".

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

HIGH YIELD GRADE

BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, and D: Bonds are in default of interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

Plus (+) or Minus (-): The ratings from AA to C may be modified by the addition of a plus or minus sign to indicate the relative position of a credit within the rating category.

NR: Indicates that Fitch does not rate the specific issue.

Conditional: A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

FITCH INVESTORS SERVICE, INC.
SHORT-TERM RATINGS

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+".

F-2: Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the "F-1+" and "F-1 " categories.

F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

DUFF & PHELPS BOND RATINGS

INVESTMENT GRADE

AAA: Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free US Treasury debt.

AA+, AA, and AA-: High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A+, A, and A-: Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

BBB+, BBB, and BBB-: Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

HIGH YIELD GRADE

BB+, BB, and BB-: Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

B+, B, and B-: Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

CCC: Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

Preferred stocks are rated on the same scale as bonds but the preferred rating gives weight to its more junior position in the capital structure. Structured financings are also rated on this scale.

DUFF & PHELPS PAPER/CERTIFICATES OF DEPOSIT RATINGS

CATEGORY 1: TOP GRADE

Duff 1 plus: Highest certainty of timely payment. Short-term liquidity including internal operating factors and/or ready access to alternative sources of funds, is outstanding, and safety is just below risk-free US Treasury short-term obligations.

Duff 1: Very high certainty of timely payment. Liquidity factors are excellent and supported by good Fundamental protection factors. Risk factors are minor.

Duff 1 minus: High certainty of timely payment. Liquidity factors are strong and supported by good Fundamental protection factors. Risk factors are very small.

CATEGORY 2: GOOD GRADE

Duff 2: Good certainty of timely payment. Liquidity factors and company Fundamentals are sound. Although ongoing Funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

CATEGORY 3: SATISFACTORY GRADE

Duff 3: Satisfactory liquidity and other protection factors qualify issue as to investment grade. Risk factors are larger and subject to more variation. Nevertheless timely payment is expected.

No ratings are issued for companies whose paper is not deemed to be of investment grade.

---------------------------------

Bonds which are unrated expose the investor to risks with respect to capacity to pay interest or repay principal which are similar to the risks of lower-rated bonds. A Fund is dependent on the investment advisor's or investment sub-advisor's judgment, analysis and experience in the evaluation of such bonds.

Investors should note that the assignment of a rating to a bond by a rating service may not reflect the effect of recent developments on the issuer's ability to make interest and principal payments.

Note:

1 The ratings indicated herein are believed to be the most recent ratings available at the date of this SAI for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which would be given to these securities on the date of a Fund's fiscal year end.

                                             STATEMENT OF ADDITIONAL INFORMATION
                                                                   March 1, 2004

INVESTMENT ADVISOR and ADMINISTRATOR
Deutsche Asset Management, Inc.
345 Park Avenue
New York, NY 10154

DISTRIBUTOR
Scudder Distributors, Inc.
222 South Riverside Plaza
Chicago, IL 60606

CUSTODIAN
State Street Bank and Trust Company
One Heritage Drive - JPN/2N
North Quincy, MA 02171

TRANSFER AGENT
Scudder Investments Service Company
222 South Riverside Plaza
Chicago, IL 60606

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers, LLP
125 High Street

Boston, MA 02110

LEGAL COUNSEL

Willkie Farr & Gallagher LLP
787 Seventh Avenue

New York, NY 10019

SERVICE INFORMATION
Existing accounts, new accounts, prospectuses, Statements of Additional Information applications, service forms, telephone exchanges, share price and performance.

                       STATEMENT OF ADDITIONAL INFORMATION


                                                                   March 1, 2004

Scudder MG Investments Trust (Formerly Morgan Grenfell Investment Trust)


Scudder European Equity Fund -- Institutional Class
Scudder European Equity Fund -- Investment Class
Scudder European Equity Fund -- Class A Shares
Scudder European Equity Fund -- Class B Shares
Scudder European Equity Fund -- Class C Shares

Scudder Emerging Markets Debt Fund -- Institutional Class


Scudder MG Investments Trust (the "Trust") is an open-end, management investment company consisting of ten investment portfolios, each having separate and distinct investment objectives and policies. This Statement of Additional Information ("SAI") relates only to Scudder European Equity Fund (the "European Equity Fund") and Scudder Emerging Markets Debt Fund (the "Emerging Markets Debt Fund") (each a "Fund," and, collectively, the "Funds").


The Emerging Markets Debt Fund is classified as "non-diversified" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"). The European Equity Fund is "diversified" within the meaning of the 1940 Act.


The Funds' Prospectuses (each a "Prospectus" and, collectively the "Prospectuses"), dated March 1, 2004, as they may be amended, revised or supplemented from time to time, provide the basic information investors should know before investing, and may be obtained without a charge by calling the Trust at the telephone number listed below. This SAI, which is not a prospectus, is intended to provide additional information regarding the activities and operations of each Fund and should be read only in conjunction with the applicable Prospectuses. You may request a copy of the Prospectuses or a paper copy of this SAI, if you have received it electronically, free of charge by calling the Trust at the telephone number listed below or by contacting any service agent ("Service Agent") (which is any broker, financial advisor, bank, dealer or other institution or financial intermediary that has a sub-shareholder servicing agreement with the Funds). This SAI is not an offer of any Fund for which an investor has not received a Prospectus. Capitalized terms not otherwise defined in this SAI have the meanings accorded to them in the Funds' Prospectuses. The audited financial statements for each class of each Fund are incorporated herein by reference to the Annual Report to shareholders for the Fund dated October 31, 2003. A copy of each Prospectus and Annual Report may be obtained without charge from Deutsche Asset Management, Inc., the Trust's Administrator, by calling 1-800-621-1048 or writing to Scudder MG Investments Trust, P.O. Box 219210, Kansas City, MO 64121.


Deutsche Asset Management Investment Services Limited ("DeAMIS") serves as investment advisor to Emerging Markets Debt Fund. Deutsche Asset Management, Inc. ("DeAM, Inc.") serves as investment advisor to European Equity Fund. DeAMIS and DeAM, Inc. are referred to herein as the "Advisor" and collectively as the "Advisors." DeAMIS also serves as subadvisor for European Equity Fund. Scudder Distributors, Inc. (the "Distributor" or "SDI") serves as the Funds' principal underwriter and distributor. DeAM, Inc. serves as each Fund's administrator (the "Administrator").
2.

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----


INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS...............................1
   Investment Policies.........................................................3

TRUSTEES AND OFFICERS.........................................................42
   Code of Ethics.............................................................53

FUND SERVICE PROVIDERS........................................................54
   Investment Advisory and Other Services.....................................54

PORTFOLIO TRANSACTIONS........................................................61

PURCHASE AND REDEMPTION OF SHARES.............................................63

NET ASSET VALUE...............................................................75

TAXES.........................................................................77

GENERAL INFORMATION ABOUT THE TRUST...........................................80

ANNUAL AND SEMI-ANNUAL REPORTS................................................81

CONSIDERATION FOR PURCHASES OF SHARES.........................................82

PROXY VOTING GUIDELINES.......................................................82

ADDITIONAL INFORMATION........................................................83

FINANCIAL STATEMENTS..........................................................83

APPENDIX A....................................................................84

No person has been authorized to give any information or to make any representations not contained in this Statement of Additional Information or in the Prospectuses in connection with the offering made by each Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Trust or its Distributor. Each Prospectus does not constitute an offering by the Trust or by the Distributor in any jurisdiction in which such offering may not lawfully be made. Shares of a Fund may not be available in certain states. Please call 1-800-621-1048 to determine availability in your state.

                INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

Investment Objectives

The following is a description of each Fund's investment objectives and policies. There can, of course, be no assurance that a Fund will achieve its investment objectives. The following supplements the information contained in the Prospectuses concerning the investment objectives and policies of each Fund.

Investment Objectives, Policies and Limitations

European Equity Fund


The Fund seeks capital appreciation. Under normal circumstances, the Fund invests at least 80% of its assets, determined at the time of purchase, in equity securities and other securities with equity characteristics that are based in the developed countries of Europe, including the countries that make up the MSCI Europe Index. The Fund will notify its shareholders 60 days prior to a change in its 80% investment policy. The Fund may invest in companies that during the last fiscal year derived at least half of their revenues from goods or services produced, sold or performed in Europe. Up to 20% of the Fund's assets may include cash equivalents, investment grade fixed income securities (rated in one of the four highest categories by one of the major independent rating agencies, or, if unrated, considered by the Advisor to be of comparable quality), and securities of non-European issuers (including US issuers). The Fund may invest a significant portion of its assets in a single country.


Emerging Markets Debt Fund


The Fund's investment objective is total return. Under normal circumstances, the Fund invests at least 80% of its assets, determined at the time of purchase, in fixed income securities of issuers located in countries with new or emerging securities markets. The Fund will notify its shareholders 60 days prior to a change in its 80% investment policy. These fixed income securities include high yield/high risk fixed income securities ("junk bonds"). The Fund considers an emerging securities market to be one where the sovereign debt issued by the government in local currency terms is rated below investment grade. Emerging securities markets include those with economic structures that are generally less diverse and mature than in the United States and political systems that may be less stable. A developing or emerging market country can be considered to be a country that is in the initial stages of its industrialization cycle. Currently, emerging markets generally include every country in the world other than the United States, Canada, Japan, Australia, New Zealand, Hong Kong, Singapore and most Western European countries. Up to 20% of the Fund's total assets may be invested in cash equivalents and US investment grade fixed income securities. The Fund may invest more than 25% of its total assets in the sovereign debt securities of issuers located in each of Russia, Brazil and Mexico. The Fund's fixed income securities include performing and non-performing loans, Eurobonds, Brady Bonds (dollar denominated securities used to refinance foreign government bank loans) and other fixed income securities of foreign governments and their agencies as well as some corporate debt instruments. Fixed income securities in which the Fund may invest may be of any credit quality, including securities not paying interest currently, zero coupon bonds, pay-in-kind securities and securities in default. The loans and debt instruments in which the Fund may invest may be denominated in the currency of a developed country or in a local currency. The Fund may also invest up to 10% of its total assets in credit default swaps to sell protection on sovereign credit exposure as measured by the notional value of the sovereign bond. A credit default swap is a contract between a buyer and a seller of protection against the default of a third party. The buyer of protection pays the seller a fixed, regular fee. In the case of a credit event, the seller of protection will fully compensate the buyer.


Investment Restrictions


Fundamental Policies. The fundamental investment restrictions set forth below may not be changed with respect to a Fund without the approval of a "majority" (as defined in the 1940 Act) of the outstanding shares of that Fund. For the purposes of the 1940 Act, "majority" means the lesser of (a) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy or (b) more than 50% of the outstanding shares of the Fund.

The nonfundamental investment restrictions set forth below may be changed or amended by the Trust's Board of Trustees without shareholder approval.

Fundamental Investment Restrictions

The Trust may not, on behalf of a Fund:

(1)   Issue senior securities, except as permitted by paragraphs (2), (6) and
      (7) below. For purposes of this restriction, the issuance of shares of beneficial interest in multiple classes or series, the purchase or sale of options, futures contracts and options on futures contracts, forward commitments, forward foreign exchange contracts, repurchase agreements and reverse repurchase agreements entered into in accordance with the Fund's investment policy, and the pledge, mortgage or hypothecation of the Fund's assets within the meaning of paragraph (3) below are not deemed to be senior securities, if appropriately covered.

(2) Borrow money (i) except from banks as a temporary measure for extraordinary emergency purposes and (ii) except that the Fund may enter into reverse repurchase agreements and dollar rolls, if appropriately covered, with banks, broker-dealers and other parties; provided that, in each case, the Fund is required to maintain asset coverage of at least 300% for all borrowings. For the purposes of this investment restriction, short sales, transactions in currency, forward contracts, swaps, options, futures contracts and options on futures contracts, and forward commitment transactions shall not constitute borrowing.

(3) Pledge, mortgage, or hypothecate its assets, except to secure indebtedness permitted by paragraph (2) above and to the extent related to the segregation of assets in connection with the writing of covered put and call options and the purchase of securities or currencies on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to forward contracts, options, futures contracts and options on futures contracts.

(4) Act as an underwriter, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter for purposes of the Securities Act of 1933.

(5) Purchase or sell real estate, or any interest therein, and real estate mortgage loans, except that the Fund may invest in securities of corporate or governmental entities secured by real estate or marketable interests therein or securities issued by companies (other than real estate limited partnerships) that invest in real estate or interests therein.

(6) Make loans, except that the Fund may lend portfolio securities in accordance with the Fund's investment policies and may purchase or invest in repurchase agreements, bank certificates of deposit, all or a portion of an issue of bonds, bank loan participation agreements, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

(7) Invest in commodities or commodity contracts or in puts, calls, or combinations of both, except interest rate futures contracts, options on securities, securities indices, currency and other financial instruments, futures contracts on securities, securities indices, currency and other financial instruments and options on such futures contracts, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants and repurchase agreements entered into in accordance with the Fund's investment policies.


(8) Invest 25% or more of the value of the Fund's total assets in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries. This restriction does not apply to investments in obligations of the US Government or any of its agencies or instrumentalities.

Additional Restrictions. In addition, European Equity Fund will adhere to the following fundamental investment restrictions:


      With respect to 75% of its total assets, the European Equity Fund may not purchase securities of an issuer (other than the US Government, or any of its agencies or instrumentalities, or other investment companies), if (a) such purchase would cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer, or (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.


      Notwithstanding the investment policies and restrictions of the Fund, upon approval of the Board of Trustees, the Fund may invest all or part of its investable assets in a management investment company with substantially the same investment objective, policies and restrictions as the Fund.

Nonfundamental Investment Restrictions

In addition to the fundamental policies mentioned above, the Board of Trustees of the Trust has adopted the following nonfundamental policies that may be changed or amended by action of the Board of Trustees without shareholder approval.

The Trust may not, on behalf of a Fund:

(a) Participate on a joint-and-several basis in any securities trading account. The "bunching" of orders for the sale or purchase of marketable Fund securities with other accounts under the management of the Advisor to save commissions or to average prices among them is not deemed to result in a securities trading account.

(b) Purchase securities of other investment companies, except as permitted by the Investment Company Act of 1940 and the rules, regulations and any applicable exemptive order issued thereunder.

(c) Invest for the purpose of exercising control over or management of any company.

(d) Purchase any security, including any repurchase agreement maturing in more than seven days, which is illiquid, if more than 15% of the net assets of the Fund, taken at market value, would be invested in such securities.


The staff of the US Securities and Exchange Commission ("SEC") has taken the position that fixed time deposits maturing in more than seven days that cannot be traded on a secondary market and participation interests in loans are illiquid. Until such time (if any) as this position changes, the Trust, on behalf of each Fund, will include such investments in determining compliance with the 15% limitation on investments in illiquid securities. Restricted securities (including commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act") which the Advisor has determined are readily marketable will not be deemed to be illiquid for purposes of such restriction.


"Value" for the purposes of the foregoing investment restrictions means the market value used in determining each Fund's net asset value.

Investment Policies

The following is a chart of the various types of securities and investment strategies employed by the Funds. Unless otherwise indicated, each Fund is permitted, but not obligated, to pursue any of the following strategies and does not represent that these techniques are available now or will be available at any time in the future. If the Funds' investment in a particular type of security is limited to a certain percentage of the Funds' assets, that percentage limitation is listed in the chart. Following the chart is a description of how each type of security and investment strategy may be used by the Funds.

-------------------------------------------------------------------------------------------------------------------
INVESTMENT PRACTICE                                      European Equity Fund          Emerging Markets Debt Fund
===================================================================================================================
KEY TO TABLE:
*   Permitted without stated limit
#   Permitted without stated limited, but not expected to be used to a significant extent
X   Not permitted
20% Italic type (e.g. 20%) represents an investment limitation as a percentage of net fund assets; does not indicate actual use
20% Roman type (e.g. 20%) represents an investment limitation as a percentage of total fund assets; does not indicate actual use
-------------------------------------------------------------------------------------------------------------------

EQUITY SECURITIES
-------------------------------------------------------------------------------------------------------------------
Common Stock                                                      *                                #
-------------------------------------------------------------------------------------------------------------------
Warrants                                                          *                                X
-------------------------------------------------------------------------------------------------------------------
Preferred Stock                                                   *                                *
-------------------------------------------------------------------------------------------------------------------
Convertible Securities                                            *                                *
-------------------------------------------------------------------------------------------------------------------
Medium Capitalization Stocks                                      *                                #
-------------------------------------------------------------------------------------------------------------------
Small Capitalization Stocks                                       *                                #
-------------------------------------------------------------------------------------------------------------------
Micro Capitalization Stocks                                       *                                #
-------------------------------------------------------------------------------------------------------------------

FIXED INCOME SECURITIES & MONEY MARKET INSTRUMENTS
-------------------------------------------------------------------------------------------------------------------
Short-Term Instruments                                           20%                               #
-------------------------------------------------------------------------------------------------------------------
Obligations of Banks and Other Financial                         20%                               *
Institutions
-------------------------------------------------------------------------------------------------------------------
Certificates of Deposit and Banker's Acceptances                 20%                               #
-------------------------------------------------------------------------------------------------------------------
Commercial Paper                                                 20%                               #
-------------------------------------------------------------------------------------------------------------------
Variable Rate Master Demand Notes                                 X                                #
-------------------------------------------------------------------------------------------------------------------
US Government Securities                                         20%                               #
-------------------------------------------------------------------------------------------------------------------
Custodial Receipts                                                #                                #
-------------------------------------------------------------------------------------------------------------------
Zero Coupon Securities and Deferred Interest Bonds                #                                *
-------------------------------------------------------------------------------------------------------------------
Variable Rate Securities                                         20%                               *
-------------------------------------------------------------------------------------------------------------------
Inverse Floating Rate Securities                                  5%                               5%
-------------------------------------------------------------------------------------------------------------------
Lower-Rated Debt Securities                                       #                                *
-------------------------------------------------------------------------------------------------------------------
Registered Loans                                                  #                                *
-------------------------------------------------------------------------------------------------------------------

DERIVATIVE SECURITIES (OPTIONS)
-------------------------------------------------------------------------------------------------------------------
Options on Securities                                             *                                *
-------------------------------------------------------------------------------------------------------------------
Options on Securities Indices                                     *                                *
-------------------------------------------------------------------------------------------------------------------
Options on Non-US Securities Indices                              *                                *
-------------------------------------------------------------------------------------------------------------------
Yield Curve Options                                               *                                *
-------------------------------------------------------------------------------------------------------------------
Spreadlocks                                                       *                                *
-------------------------------------------------------------------------------------------------------------------

DERIVATIVE SECURITIES (FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS)
-------------------------------------------------------------------------------------------------------------------
Futures Contracts                                                 *                                *
-------------------------------------------------------------------------------------------------------------------
Futures Contracts on Securities Indices                           *                                *
-------------------------------------------------------------------------------------------------------------------
Options on Futures Contracts (including Contracts                 *                                *
on Securities Indices)
-------------------------------------------------------------------------------------------------------------------

DERIVATIVE SECURITIES (HEDGING STRATEGIES)
-------------------------------------------------------------------------------------------------------------------
Swaps Agreements                                                  *                                *
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
INVESTMENT PRACTICE                                      European Equity Fund          Emerging Markets Debt Fund
===================================================================================================================
KEY TO TABLE:
*   Permitted without stated limit
#   Permitted without stated limited, but not expected to be used to a significant extent
X   Not permitted
20% Italic type (e.g. 20%) represents an investment limitation as a percentage of net fund assets; does not indicate actual use
20% Roman type (e.g. 20%) represents an investment limitation as a percentage of total fund assets; does not indicate actual use
-------------------------------------------------------------------------------------------------------------------

DERIVATIVE SECURITIES (HEDGING STRATEGIES)
-------------------------------------------------------------------------------------------------------------------
Hedging Strategies                                                *                                *
-------------------------------------------------------------------------------------------------------------------

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES
-------------------------------------------------------------------------------------------------------------------
Government Guaranteed Mortgage-Backed Securities                  #                                #
-------------------------------------------------------------------------------------------------------------------
Ginnie Mae Certificates                                           #                                #
-------------------------------------------------------------------------------------------------------------------
Fannie Mae Certificates                                           #                                #
-------------------------------------------------------------------------------------------------------------------
Freddie Mac Certificates                                          #                                #
-------------------------------------------------------------------------------------------------------------------
Multi-Class Mortgage-Backed Securities (CMOs and                  #                                #
REMICs)
-------------------------------------------------------------------------------------------------------------------
Private Issued Mortgage-- Backed Securities                       #                                #
-------------------------------------------------------------------------------------------------------------------
Mortgage Pass-Through Securities                                  #                                #
-------------------------------------------------------------------------------------------------------------------
Stripped-Mortgage Backed Securities                               #                                #
-------------------------------------------------------------------------------------------------------------------
Adjustable Rate Mortgages                                         #                                #
-------------------------------------------------------------------------------------------------------------------
Asset-Backed Securities                                           #                                #
-------------------------------------------------------------------------------------------------------------------

SECURITIES OF NON-US ISSUERS
-------------------------------------------------------------------------------------------------------------------
Foreign Securities & Depositary Receipts (ADRs,              At least 80%                          #
EDRs, GDRs and IDRs)
-------------------------------------------------------------------------------------------------------------------
Foreign Corporate Debt Securities                                 #                                *
-------------------------------------------------------------------------------------------------------------------
Foreign Government Debt Securities                                #                                *
-------------------------------------------------------------------------------------------------------------------
Brady Bonds                                                       #                                *
-------------------------------------------------------------------------------------------------------------------
Investments in Emerging Markets                                   *                           At least 80%
-------------------------------------------------------------------------------------------------------------------
Region and Country Investing                                      *                                *
-------------------------------------------------------------------------------------------------------------------

CURRENCY MANAGEMENT
-------------------------------------------------------------------------------------------------------------------
Currency Exchange Transactions                                    *                                *
-------------------------------------------------------------------------------------------------------------------
Currency Hedging Transactions                                     *                                *
-------------------------------------------------------------------------------------------------------------------
Cross Hedging                                                     *                                *
-------------------------------------------------------------------------------------------------------------------
Forward Currency Exchange Contracts                               *                                *
-------------------------------------------------------------------------------------------------------------------
Options on Foreign Currencies                                     *                                *
-------------------------------------------------------------------------------------------------------------------

OTHER INVESTMENTS AND INVESTMENT PRACTICES
-------------------------------------------------------------------------------------------------------------------
Illiquid Securities                                              15%                              15%
-------------------------------------------------------------------------------------------------------------------
When-Issued and Delayed Delivery Securities                       *                                *
-------------------------------------------------------------------------------------------------------------------
Repurchase Agreements                                            20%                               *
-------------------------------------------------------------------------------------------------------------------
Reverse Repurchase Agreements                                  33 1/3%                          33 1/3%
-------------------------------------------------------------------------------------------------------------------
Mortgage Dollar Rolls                                             #                                *
-------------------------------------------------------------------------------------------------------------------
Lending of Portfolio Securities                                33 1/3%                          33 1/3%
-------------------------------------------------------------------------------------------------------------------
Borrowing                                                      33 1/3%                          33 1/3%
-------------------------------------------------------------------------------------------------------------------
Short Sales                                                       #                                #
-------------------------------------------------------------------------------------------------------------------
Other Investment Companies                                       10%                              10%
-------------------------------------------------------------------------------------------------------------------
Temporary Defensive Investments                                  20%                              20%
-------------------------------------------------------------------------------------------------------------------

Equity Securities

General. The Funds may invest in equity securities listed on any domestic or non-US securities exchange or traded in the over-the-counter market as well as certain restricted or unlisted securities. As used herein, "equity securities" include common stock, preferred stock, trust or limited partnership interests, rights and warrants (to subscribe to or purchase such securities) and convertible securities (consisting of debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock), as well as any other type of investment commonly viewed as an equity security.

Common Stocks. Common stocks, the most familiar type of equity securities, represent an equity (i.e., ownership) interest in a corporation. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company's capital structure. Although equity securities have a history of long-term growth in value, their prices can fluctuate based on changes in a company's financial condition, as well as, changes in overall market and economic conditions. This affects the value of the shares of the Funds, and thus the value of your investment. Smaller companies are especially sensitive to these factors.


Warrants. The European Equity Fund may invest in warrants. Warrants generally entitle the holder to buy a specified number of shares of common stock at a specified price, which is often higher than the market price at the time of issuance, for a specified period or in perpetuity. Warrants may be issued in units with other securities or separately, and may be freely transferable and traded on exchanges. Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus is a speculative investment. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant. This leveraging effect enables the investor to gain exposure to the underlying security with a relatively low capital investment. This leveraging increases an investor's risk, however, in the event of a decline in the value of the underlying security and can result in a complete loss of the amount invested in the warrant.


While the market value of a warrant tends to be more volatile than that of the securities underlying the warrant, changes in the market value of a warrant may not necessarily correlate with that of the underlying security. A warrant ceases to have value if it is not exercised prior to the expiration date, if any, to which the warrant is subject. The purchase of warrants involves a risk that the Funds could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. Also, warrants do not entitle the holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company.

Preferred Stock. Each of the Funds may invest in preferred stock. Preferred stock has a preference (i.e., ranks higher) in liquidation (and generally dividends) over common stock but is subordinated (i.e., ranks lower) in liquidation to fixed income securities. Dividends on preferred stock may be cumulative, and in such cases, all cumulative dividends usually must be paid prior to dividend payments to common stockholders. Because of this preference, preferred stocks generally entail less risk than common stocks. As a general rule the market value of preferred stocks with fixed dividend rates and no conversion rights moves inversely with interest rates and perceived credit risk, with the price determined by the dividend rate. Some preferred stocks are convertible into other securities (e.g., common stock) at a fixed price and ratio or upon the occurrence of certain events. The market price of convertible preferred stocks generally reflects an element of conversion value. Because many preferred stocks lack a fixed maturity date, these securities generally fluctuate substantially in value when interest rates change; such fluctuations often exceed those of long-term bonds of the same issuer. Some preferred stocks pay an adjustable dividend that may be based on an index, formula, auction procedure or other dividend rate reset mechanism. In the absence of credit deterioration, adjustable rate preferred stocks tend to have more stable market values than fixed rate preferred stocks.


All preferred stocks are also subject to the same types of credit risks as corporate bonds. In addition, because preferred stock is subordinate to debt securities and other obligations of an issuer, deterioration in the credit rating of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar yield characteristics. Preferred stocks may be rated by Standard & Poor's Division of The McGraw-Hill Companies, Inc. ("S&P") and Moody's Investors Service, Inc. ("Moody's") although there is no minimum rating which a preferred stock must have to be an eligible investment for each Fund.


Convertible Securities. Each of the Funds may invest in convertible securities. A convertible security is a bond or preferred stock which may be converted at a stated price within a specific period of time into a specified number of shares of common stock of the same or different issuer. Convertible securities are senior to common stock in a corporation's capital structure, but are generally subordinate to non-convertible debt securities. While providing a fixed income stream, they are generally higher in yield than in the income derived from a common stock but lower than that afforded by a non-convertible debt security. A convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of common stock into which it is convertible.

The terms of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holders' claims on assets and earnings are subordinated to the claims of other creditors, and are senior to the claims of preferred and common shareholders. In the case of convertible preferred stock, the holders' claims on assets and earnings are subordinated to the claims of all creditors and are senior to the claims of common shareholders.

In general, the market value of a convertible security is the greater of its investment value (its value as a fixed income security) or its conversion value (the value of the underlying shares of common stock if the security is converted). Because a convertible security is a fixed income security, its market value generally increases when interest rates decline and generally decreases when interest rates rise; however, the price of a convertible security also generally increases as the market value of the underlying stock increases, and generally decreases as the market value of the underlying stock declines. Investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.


Medium-Capitalization, Small-Capitalization and Micro-Capitalization Stocks. The Funds may invest in lesser-known companies with medium- and small-market capitalizations. Such companies frequently offer greater growth potential than larger, more mature, better-known companies. Investments in such companies involve considerations that are not applicable to investing in securities of established, larger capitalization issuers including reduced and less reliable information about the issuer, less stringent financial disclosure requirements and higher brokerage commissions and fees and greater market risk in general.

In addition, investing in the securities of these companies also involves the possibility of greater portfolio price volatility. Among the reasons for the greater price volatility of such companies are the less certain growth prospects of medium and smaller firms, the greater illiquidity in the markets for the stocks of such companies and the greater sensitivity of such companies to changing economic conditions in their respective geographic region.

For example, securities of these companies involve higher investment risk than that normally associated with larger firms due to the greater business risks of small size and limited product lines, markets, distribution channels and financial and managerial resources. Therefore such securities may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.

In addition, many medium- and small-market capitalization companies in which the Funds may invest are not well-known to the investing public, do not have significant institutional ownership and are followed by relatively few securities analysts. As a result, it may be difficult to obtain reliable information and financial data on such companies and the securities of smaller capitalization companies may not be readily marketable, making it difficult to dispose of shares when desirable. Also, the securities of smaller capitalization companies traded on the over-the-counter market may have fewer market makers, wider spreads between their quoted bid and asked prices and lower trading volumes, resulting in comparatively greater price volatility and less liquidity than exists for securities of larger capitalization companies.

An additional risk of investing in smaller emerging companies is that smaller issuers may face increased difficulty in obtaining the capital necessary to continue operations and thus may go into bankruptcy, which could result in a complete loss of an investment. Furthermore, when the economy enters into recession there tends to be a "flight to quality" which exacerbates the increased risk and greater price volatility normally associated with smaller capitalization companies.

Fixed Income Securities and Money Market Instruments

General. The Funds may invest in fixed income (debt) securities. Fixed income securities, including (but not limited to) bonds, are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest, and must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values.

The value of fixed income securities in a Fund's portfolio generally varies inversely with changes in interest rates. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.

In periods of declining interest rates, the yield (the income generated over a stated period of time) of a Fund that invests in fixed income securities may tend to be higher than prevailing market rates, and in periods of rising interest rates, the yield of the Fund may tend to be lower. Also, when interest rates are falling, the inflow of net new money to a Fund from the continuous sale of its shares will likely be invested in portfolio instruments producing lower yields than the balance of the Fund's portfolio, thereby reducing the yield of the Fund. In periods of rising interest rates, the opposite can be true. The net asset value of a Fund investing in fixed income securities can generally be expected to change as general levels of interest rates fluctuate.

Fixed-Income Security Risk. Fixed income securities generally expose the Funds to four types of risk: (1) interest rate risk (the potential for fluctuations in bond prices due to changing interest rates); (2) income risk (the potential for a decline in a Fund's income due to falling market interest rates); (3) credit risk (the possibility that a bond issuer will fail to make timely payments of either interest or principal to a Fund); (4) prepayment risk or call risk (the likelihood that, during period of falling interest rates, securities with high stated interest rates will be prepaid, or "called" prior to maturity, requiring a Fund to invest the proceeds at generally lower interest rates); and (5) extension risk (the likelihood that as interest rates increase, slower than expected principal payments may extend the average life of fixed income securities, which will have the effect of locking in a below-market interest rate, increasing the security's duration and reducing the value of the security).


Short-Term Instruments. When a Fund experiences large cash inflows, for example, through the sale of securities or of its shares and attractive investments are unavailable in sufficient quantities, the Fund may hold short-term investments (or shares of money market mutual funds) for a limited time pending availability of such investments. In addition, when in the Advisor's opinion, it is advisable to adopt a temporary defensive position because of unusual and adverse market or other conditions, up to 100% of the Fund's assets may be invested in such short-term instruments.

Short-term instruments consist of foreign and domestic: (1) short-term obligations of sovereign governments, their agencies, instrumentalities, authorities or political subdivisions; (2) other investment grade short-term debt securities; (3) commercial paper; (4) bank obligations, including negotiable certificates of deposit, time deposits and banker's acceptances; and
(5) repurchase agreements. At the time the Funds invest in commercial paper, bank obligations or repurchase agreements, the issuer or the issuer's parent must have outstanding debt, commercial paper or bank obligations rated investment grade; or, if no such ratings are available, the instrument must be deemed to be of comparable quality in the opinion of the Advisor. These instruments may be denominated in US dollars or in foreign currencies.



Obligations of Banks and Other Financial Institutions. The Funds may invest in US dollar-denominated fixed rate or variable rate obligations of US or foreign financial institutions, including banks only when the Advisor determines that the credit risk with respect to the instrument is minimal. Obligations of domestic and foreign financial institutions in which the Funds may invest include (but are not limited to) certificates of deposit, bankers' acceptances, bank time deposits, commercial paper, and other instruments issued or supported by the credit of US or foreign financial institutions, including banks.

For purposes of the Funds' investment policies with respect to bank obligations, the assets of a bank will be deemed to include the assets of its domestic and foreign branches. Obligations of foreign branches of US banks and foreign banks may be general obligations of the parent bank in addition to the issuing bank or may be limited by the terms of a specific obligation and by government regulation. If the Advisor deems the instruments to present minimal credit risk, the Fund may invest in obligations of foreign banks or foreign branches of US banks, which include banks located in the United Kingdom, Grand Cayman Island, Nassau, Japan and Canada.

Investments in these obligations may entail risks that are different from those of investments in obligations of US domestic banks because of differences in political, regulatory and economic systems and conditions. These risks include future political and economic developments, currency blockage, the possible imposition of withholding taxes on interest payments, possible seizure or nationalization of foreign deposits, difficulty or inability of pursuing legal remedies and obtaining judgments in foreign courts, possible establishment of exchange controls or the adoption of other foreign governmental restrictions that might affect adversely the payment of principal and interest on bank obligations. Foreign branches of US banks and foreign banks may also be subject to less stringent reserve requirements and to different accounting, auditing, reporting and record keeping standards that those applicable to domestic branches of US banks.

Certificates of Deposit and Bankers' Acceptances. The Funds may invest in certificates of deposit and bankers' acceptances. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity.

Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Commercial Paper. Each Fund may invest in commercial paper. The Funds may invest in fixed rate or variable rate commercial paper, issued by US or foreign entities. Commercial paper consists of short-term (usually up to one year) unsecured promissory notes issued by US or foreign corporations in order to finance their current operations. Any commercial paper issued by a foreign entity corporation and purchased by a Fund must be US dollar-denominated and must not be subject to foreign withholding tax at the time of purchase.

Commercial paper when purchased by a Fund must be rated in the highest short-term rating category by any two Nationally Recognized Statistical Rating Organizations ("NRSRO") (or one NRSRO if that NRSRO is the only such NRSRO which rates such security) or, if not so rated, must be believed by the Advisor to be of comparable quality. Investing in foreign commercial paper generally involves risks similar to those described above relating to obligations of foreign banks or foreign branches and subsidiaries of US and foreign banks.

Variable Rate Master Demand Notes. The Emerging Markets Debt Fund may also invest in variable rate master demand notes. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

For a description of commercial paper ratings, see the Appendix to this SAI.

US Government Securities. The Funds may invest its assets in securities issued or guaranteed by the US government, its agencies or instrumentalities. These securities, including those which are guaranteed by federal agencies or instrumentalities, may or may not be backed by the "full faith and credit" of the United States. In the case of securities not backed by the full faith and credit of the United States, it may not be possible to assert a claim against the United States itself in the event the agency or instrumentality issuing or guaranteeing the security for ultimate repayment does not meet its commitments. Securities which are not backed by the full faith and credit of the United States include, but are not limited to, securities of the Tennessee Valley Authority, Fannie Mae, the US Postal Service and the Resolution Funding Corporation (REFCORP), each of which has a limited right to borrow from the US Treasury to meet its obligations, and securities of the Federal Farm Credit System, the Federal Home Loan Banks, the Federal Home Loan Mortgage Corporation (FHLMC) and the Student Loan Marketing Association (Sallie Mae), the obligations of each of which may be satisfied only by the individual credit of the issuing agency. Securities which are backed by the full faith and credit of the United States include Treasury bills, Treasury notes, Treasury bonds and pass-through obligations of the Government National Mortgage Association (GNMA), the Farmers Home Administration and the Export-Import Bank.

Custodial Receipts. The Funds may invest in custodial receipts which are interests in separately traded interest and principal component parts of US government securities that are issued by banks or brokerage firms and are created by depositing US government securities into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Custodial receipts include Treasury Receipts ("TRs"), Treasury Investment Growth Receipts ("TIGRs"), and Certificates of Accrual on Treasury Securities ("CATS"). TIGRs and CATS are interests in private proprietary accounts while TRs and STRIPS are interests in accounts sponsored by the US Treasury. Receipts are sold as zero coupon securities. See "Zero Coupon Securities and Deferred Interest Bonds."


The Funds may acquire US government securities and their unmatured interest coupons that have been separated ("stripped") by their holder, typically a custodian bank or investment brokerage firm. Having separated the interest coupons from the underlying principal of the US government securities, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including TIGRs, and CATS. The stripped coupons are sold separately from the underlying principal, which is usually sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest
(cash) payments. The underlying US Treasury bonds and notes themselves are generally held in book-entry form at a Federal Reserve Bank. Counsel to the underwriters of these certificates or other evidences of ownership of US Treasury securities have stated that, in their opinion, purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying US government securities for federal tax and securities purposes. In the case of CATS and TIGRS, the Internal Revenue Service (the "IRS") has reached this conclusion for the purpose of applying the tax diversification requirements applicable to regulated investment companies such as the Funds. CATS and TIGRS are not considered US government securities by the staff of the SEC. Further, the IRS conclusion noted above is contained only in a general counsel memorandum, which is an internal document of no precedential value or binding effect, and a private letter ruling, which also may not be relied upon by the Funds. The Trust is not aware of any binding legislative, judicial or administrative authority on this issue.

Zero Coupon Securities, Pay-in-Kind Securities, and Deferred Interest Bonds. The Funds may invest in zero coupon securities, pay-in-kind securities, and deferred interest bonds. Zero coupon securities, pay-in-kind securities, and deferred interest bonds are debt obligations which are issued at a significant discount from face value. The original discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest accrual date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon securities are redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accrued over the life of the security, and the accrual constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. The Funds may also invest in pay-in-kind securities, which have characteristics similar to zero coupon securities. However, payment in kind securities are securities that allow the lender to make current interest payments on such securities through the issuance of additional securities. Similar to zero coupon obligations, pay-in-kind securities also carry additional risk as holders of these types of securities realize no cash until the cash payment date unless a portion of such securities is sold and, if the issuer defaults, a Fund may obtain no return at all on its investment. The market price of pay-in-kind securities is affected by interest rate changes to a greater extent, and therefore tends to be more volatile than that of securities which pay interest in cash.


While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds generally provide for a period of delay before the regular payment of interest begins. Although this period of delay is different for each deferred interest bond, a typical period is approximately one-third of the bond's term to maturity. Such investments benefit the issuer by mitigating its initial need for cash to meet debt service, but some also provide a higher rate of return to attract investors who are willing to defer receipt of such cash.

The Funds will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is generally received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Funds' distribution obligations. See "Taxes."

Variable Rate Securities. The Funds may invest in long-term maturity securities which are subject to frequently available put option or tender option features under which the holder may put the security back to the issuer or its agent at a predetermined price (generally par) after giving specified notice. The interest rate on a variable rate security changes at intervals according to an index or a formula or other standard measurement as stated in the bond contract. One common method is to calculate the interest rate as a percentage of the rate paid on selected issues of Treasury securities on specified dates. The put option or tender option right is typically available to the investor on a weekly or monthly basis although on some demand securities the investor has a daily right to exercise the put option. Variable rate securities with the put option exercisable on dates on which the variable rate changes are often called "variable rate demand notes." The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of the instruments, and the Funds could suffer a loss if the issuer defaults or during periods in which the Funds are not entitled to exercise their demand rights. See "Illiquid Securities."

Inverse Floating Rate Securities. The interest rate on inverse floating rate securities ("inverse floaters") resets in the opposite direction from the market rate of interest to which the inverse floaters are indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. See "Illiquid Securities."

Yields and Ratings. The yields on certain obligations in which the Funds may invest (such as commercial paper and bank obligations) are dependent on a variety of factors, including the ratings of the issue. The ratings of S&P, Moody's and other recognized rating organizations represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality or value. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. See Appendix A for a description of the ratings provided by recognized statistical ratings organizations.

Lower-Rated Debt Securities ("Junk Bonds" or "High Yield Debt Securities"). The Funds may invest in debt securities rated in the fifth and sixth long-term rating categories by S&P, Moody's and Duff & Phelps Credit Rating Company, or comparably rated by another NRSRO, or if not rated by an NRSRO, of comparable quality as determined by the Advisor in its sole discretion.

These securities are considered speculative and, while generally offering greater income than investments in higher quality securities, involve greater risk of loss of principal and income, including the possibility of default or bankruptcy of the issuers of such securities, and have greater price volatility, especially during periods of economic uncertainty or change. These lower quality bonds tend to be affected by economic changes and short-term corporate and industry developments, as well as public perception of those changes and developments, to a greater extent than higher quality securities, which react primarily to fluctuations in the general level of interest rates.


In addition, the market for lower-rated debt securities may be thinner and less active than that for higher-rated debt securities, which can adversely affect the prices at which the former are sold. If market quotations are not available, lower-rated debt securities will be valued in accordance with procedures established by the Board of Trustees, including the use of outside pricing services. Judgment plays a greater role in valuing high yield corporate debt securities than is the case for securities for which more external sources for quotations and last sale information are available. Adverse publicity and changing investor perception may also affect the availability of outside pricing services to value lower-rated debt securities and the Funds' ability to dispose of these securities. In addition, such securities generally present a higher degree of credit risk. Issuers of lower-rated debt securities are often highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater because below investment grade securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness.


Since the risk of default is higher for lower-rated debt securities, the Advisor's research and credit analysis are an especially important part of managing securities of this type held by the Funds. In considering investments for a Fund, the Advisor will attempt to identify those issuers of high yielding debt securities whose financial conditions are adequate to meet future obligations, have improved or are expected to improve in the future. The Advisor's analysis focuses on relative values based on such factors as interest on dividend coverage, asset coverage, earnings prospects and the experience and managerial strength of the issuer.

While the market for high yield corporate debt securities has been in existence for many years and has weathered previous economic downturns, past experience may not provide an accurate indication of future performance of the high yield bond market, especially during periods of economic recession.

A Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise exercise its rights as a security holder to seek to protect the interest of security holders if it determines this to be in the interest of that Fund.

Rating Downgrades. Subsequent to its purchase by a Fund, a rated security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by a Fund. The Advisor will consider such an event in determining whether a Fund should continue to hold the security in accordance with the interests of the Fund and applicable regulations of the SEC. The European Equity Fund will not continue to hold fixed income securities that have been downgraded below investment grade if more than 5% of the Fund's net assets would consist of such securities.

Registered Loans. The Funds may invest in loan obligations issued or guaranteed by sovereign governments or their agencies and instrumentalities. The ownership of these loans is registered in the books of an agent bank and/or the borrower, and transfers of ownership are effected by assignment agreements. Documentation for these assignments includes a signed notice of assignment, which is sent to the agent and/or borrower for registration shortly after the execution of the assignment agreement. Prior to the notice of assignment being registered with the agent and/or borrower, the borrower or its agent will make any payments of principal and interest to the last registered owner.

Given the volume of secondary market trading in registered loans, the agent and/or borrower's books may be out of date, making it difficult for a Fund to establish independently whether the seller of a registered loan is the owner of the loan. For this reason, each Fund will require a contractual warranty from the seller to this effect. In addition, to assure the Funds' ability to receive principal and interest owed to it but paid to a prior holder because of delays in registration, each Fund will purchase registered loans only from parties that agree to pay the amount of such principal and interest to each Fund upon demand after the borrower's payment of such principal and interest to any prior holder has been established.

Generally, registered loans trade in the secondary market with interest (i.e., the right to accrued but unpaid interest is transferred to purchasers). Occasionally, however, the Fund may sell a registered loan and retain the right to such interest ("sell a loan without interest"). To assure each Fund's ability to receive such interest, each Fund will make such sales only to parties that agree to pay the amount of such interest to each Fund upon demand after the borrower's payment of such interest to any subsequent holder of the loan has been established. In this rare situation, each Fund's ability to receive such interest (and, therefore, the value of shareholders' investments in the Fund attributable to such interest) will depend on the creditworthiness of both the borrower and the party who purchased the loan from each Fund.

To further assure the Funds' ability to receive interest and principal on registered loans, the Funds will only purchase registered loans from, and sell loans without interest to, parties determined to be creditworthy by the Advisor. For purposes of the Funds' issuer diversification and industry concentration policies, each Fund will treat the underlying borrower of a registered loan as an issuer of that loan. Where the Funds sell a loan without interest, they will treat both the borrower and the purchaser of the loan as issuers for purposes of this policy.

Other Debt Obligations. The Funds may invest in deposits, bonds, notes and debentures and other debt obligations that at the time of purchase have, or are comparable in priority and security to other securities of such issuer which have, outstanding short-term obligations meeting the above short-term rating requirements, or if there are no such short-term ratings, are determined by the Advisor to be of comparable quality.

Derivative Securities

General. The Funds may invest in various instruments that are commonly known as "derivatives." Generally, a derivative is a financial arrangement, the value of which is based on, or "derived" from, a traditional security, asset or market index. Some "derivatives" such as mortgage-related and other asset-backed securities are in many respects like any other investment, although they may be more volatile and/or less liquid than more traditional debt securities. There are, in fact, many different types of derivatives and many different ways to use them. For example, the Funds may use futures and options as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities, for speculative purposes, and for traditional hedging purposes to attempt to protect the Funds from exposure to changing interest rates, securities prices or currency exchange rates and for cash management or other investment purposes.


There is a range of risks associated with those uses. The use of derivatives may result in leverage, which tends to magnify the effects of an instrument's price changes as market conditions change. Leverage involves the use of a small amount of money to control a large amount of financial assets, and can in some circumstances, lead to significant losses. The Funds will limit the leverage created by their use of derivatives for investment purposes by "covering" such positions as required by the SEC. The Advisor may use derivatives in circumstances where the Advisor believes they offer an economical means of gaining exposure to a particular asset class. Derivatives will not be used to increase portfolio risk above the level that could be achieved using only traditional investment securities or to acquire exposure to changes in the value of assets or indexes that by themselves could not be purchased for the Funds. The use of derivatives for non-hedging purposes may be considered speculative.

The Funds' investment in options, futures or forward contracts, swaps and similar strategies (collectively, "derivatives") depends on the Advisor's judgment as to the potential risks and rewards of different types of strategies. Derivatives can be volatile investments and may not perform as expected. If the Advisor applies a hedge at an inappropriate time or judges price trends incorrectly, derivative strategies may lower the Funds' return. A Fund could also experience losses if the prices of its derivative positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market. Options and futures traded on foreign exchanges generally are not regulated by US authorities, and may offer less liquidity and less protection to a Fund in the event of default by the other party to the contract.

Derivative Securities:  Options

Options on Securities. The Funds may purchase and write (sell) put and call options on securities. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying security at the exercise price at any time during the option period. Similarly, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy, the underlying security at the exercise price at any time during the option period.

The Funds may write (sell) covered call and put options to a limited extent on its portfolio securities ("covered options") in an attempt to increase income through the premiums it receives for writing the option(s). However, in return for the premium, the Funds may forgo the benefits of appreciation on securities sold or may pay more than the market price on securities acquired pursuant to call and put options written by the Funds. All options written by the Funds are "covered."

A call option written by a Fund is "covered" if that Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if a Fund holds a call option on the same security and in the same principal amount as the written call option where the exercise price of the call option so held (a) is equal to or less than the exercise price of the written call option or (b) is greater than the exercise price of the written call option if the difference is segregated by the Fund in cash or liquid securities.

When a Fund writes a covered call option, it gives the purchaser of the option the right to buy the underlying security at the price specified in the option (the "exercise price") by exercising the option at any time during the option period. If the option expires unexercised, that Fund will realize income in an amount equal to the premium received for writing the option. If the option is exercised, a decision over which the Funds have no control, the Funds must sell the underlying security to the option holder at the exercise price. By writing a covered call option, a Fund forgoes, in exchange for the premium less the commission ("net premium"), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. In addition, a Fund may continue to hold a security which might otherwise have been sold to protect against depreciation in the market price of the security.

A put option written by a Fund is "covered" when, among other things, cash or liquid securities are placed in a segregated account to fulfill the obligations undertaken. When a Fund writes a covered put option, it gives the purchaser of the option the right to sell the underlying security to the Fund at the specified exercise price at any time during the option period. If the option expires unexercised, the Funds will realize income in the amount of the net premium received for writing the option. If the put option is exercised, a decision over which the Funds have no control, the Funds must purchase the underlying security from the option holder at the exercise price. By writing a covered put option, a Fund, in exchange for the net premium received, accepts the risk of a decline in the market value of the underlying security below the exercise price.

A Fund may terminate its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written. This transaction is called a "closing purchase transaction." A Fund will realize a profit or loss on a closing purchase transaction if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, a Fund may enter into a "closing sale transaction" which involves liquidating a Fund's position by selling the option previously purchased. Where a Fund cannot effect a closing purchase transaction, it may be forced to incur brokerage commissions or dealer spreads in selling securities it receives or it may be forced to hold underlying securities until an option is exercised or expires.

The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires on its stipulated expiration date or if a Fund enters into a closing purchase transaction, that Fund will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold), and the deferred credit related to such option will be eliminated. If a call option is exercised, a Fund will realize a gain or loss from the sale of the underlying security and the proceeds of the sale will be increased by the premium originally received.

The Funds may also purchase call and put options on any securities in which they may invest. A Fund would normally purchase a call option in anticipation of an increase in the market value of such securities. The purchase of a call option would entitle a Fund, in exchange for the premium paid, to purchase a security at a specified price during the option period. A Fund would ordinarily have a gain if the value of the securities increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remained at or below the exercise price during the option period.

A Fund would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or securities of the type in which it is permitted to invest. The purchase of a put option would entitle a Fund, in exchange for the premium paid, to sell a security, which may or may not be held by the Fund at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of a Fund. Put options also may be purchased by a Fund for the purpose of affirmatively benefiting from a decline in the price of securities that the Fund does not own. A Fund would ordinarily recognize a gain if the value of the securities decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the securities remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying portfolio securities.

The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

The Funds may enter into closing transactions in order to offset an open option position prior to exercise or expiration by selling an option it has purchased or by entering into an offsetting option. If a Fund cannot effect closing transactions, it may have to retain a security in its portfolio it would otherwise sell or deliver a security it would otherwise retain. The Funds may purchase and sell options traded on recognized foreign exchanges. The Funds may also purchase and sell options traded on US exchanges and, to the extent permitted by law, options traded over-the-counter.

The Funds may also engage in options transactions in the over-the-counter ("OTC") market with broker-dealers who make markets in these options. The Funds will engage in OTC options only with broker-dealers deemed by the Advisor to be creditworthy. The ability to terminate OTC option positions is more limited than with exchange-traded option positions because the predominant market is the issuing broker rather than an exchange, and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. To reduce this risk, the Funds will purchase such options only from a counterparty approved for these purposes by the Advisor. The Advisor will monitor the creditworthiness of dealers with whom the Funds enter into such options transactions.

Options on Securities Indices. The Funds may also purchase and write exchange-listed and OTC put and call options on securities indices. A securities index measures the movement of a certain group of securities by assigning relative values to the securities included in the index, fluctuating with changes in the market values of the securities included in the index. Some securities index options are based on a broad market index, such as the NYSE Composite Index, or a narrower market index such as the Standard & Poor's 100. Indices may also be based on a particular industry or market segment.

Options on securities indices are similar to options on securities except that
(1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Securities index options may be offset by entering into closing transactions as described above for securities options.

As discussed in "Options on Securities," the Funds would normally purchase a call option in anticipation of an increase in the market value of the relevant index. The purchase of a call option would entitle a Fund, in exchange for the premium paid, to receive upon exercise a cash payment based on the level of the index on the exercise date. A Fund would ordinarily have a gain if the value of the index increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the index remained at or below the exercise price during the option period.

As discussed in "Options on Securities," the Funds would normally purchase "protective puts" in anticipation of a decline in the market value of the relevant index. The purchase of a put option would entitle a Fund, in exchange for the premium paid, to receive upon exercise a cash payment based on the level of the index on the exercise date. The purchase of protective puts is generally designed to offset or hedge against a decline in the market value of the index. A Fund would ordinarily recognize a gain if the value of the index decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the index remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the index.

Because the value of an index option depends upon movements in the level of the index rather than the price of a particular security, whether a Fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of securities prices in the securities market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular security. Accordingly, successful use by the Funds of options on securities indices will be subject to the Advisor's ability to predict correctly movements in the direction of the securities market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual securities.

Options on securities indices entail risks in addition to the risks of options on securities. The absence of a liquid secondary market to close out options positions on securities indices may be more likely to occur, although the Funds generally will only purchase or write such an option if the Advisor believes the option can be closed out. Use of options on securities indices also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. The Funds will not purchase such options unless the Advisor believes the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities.


Price movements in the Funds' portfolios may not correlate precisely with movements in the level of an index and, therefore, the use of options on indices cannot serve as a complete hedge. Because options on securities indices require settlement in cash, the Advisor may be forced to liquidate portfolio securities to meet settlement obligations. The Funds' activities in index options may also be restricted by the requirements of the Code for qualification as a regulated investment company.


In addition, the hours of trading for options on the securities indices may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

Options on Foreign Securities Indices. The Funds may purchase and write put and call options on foreign securities indices listed on domestic and foreign securities exchanges. The Funds will write call options only if they are "covered." The Funds may also purchase and write OTC options on foreign securities indices.

The Funds may, to the extent allowed by federal and state securities laws, invest in options on non-US securities indices instead of investing directly in individual non-US securities. The Funds may also use foreign securities index options for bona fide hedging and non-hedging purposes.

Yield Curve Options. The Funds may enter into options on the yield spread or yield differential between two securities. These options are referred to as yield curve options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

Spreadlocks. The Funds may enter into spreadlocks. A spreadlock is a form of swap contract which is an exchange of a one-time cash payment between a Fund and another party which is based on a specific financial index. A spreadlock allows an interest rate swap user to lock in the forward differential between the interest rate swap rate and the yield of the government bond underlying the swap. Essentially, a spreadlock allows the investor to buy or sell the spread forward by entering into a forward contract on the swap spread (i.e., the spread between the government yield and the swap rate (or yield)) for a given maturity. The price of a spreadlock is determined by the yield spread between a forward starting fixed/floating swap and a forward transaction in a government bond. The value of the swap is adjusted daily and the change in value is recorded as unrealized appreciation or depreciation up until the agreement matures at which time the cash payment, based on the value of the swap on the maturity date, is exchanged between the two parties.

Derivative Securities:  Futures Contracts and Options on Futures Contracts

General. The Funds may enter into futures contracts on securities, securities indices, foreign currencies and interest rates, and purchase and write (sell) options thereon which are traded on exchanges designated by the Commodity Futures Trading Commission (the "CFTC") or, if consistent with CFTC regulations, on foreign exchanges. These futures contracts are standardized contracts for the future delivery of, among other things, a commodity, a foreign currency, an interest rate sensitive security or, in the case of index futures contracts or certain other futures contracts, a cash settlement with reference to a specified multiplier times the change in the index. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract.


The Funds will engage in futures and related options transactions only for bona fide hedging or other non-hedging purposes as permitted by CFTC regulations which permit principals of an investment company registered under the 1940 Act to engage in such transactions without registering as commodity pool operators. The Funds may, for example, enter into futures contracts and options on futures contracts on securities, securities indices and currencies to manage their exposure to changing interest rates, security prices and currency exchange rates or as an efficient means of managing allocations between asset classes. All futures contracts entered into by the Funds are traded on US exchanges or boards of trade that are licensed and regulated by the CFTC or on foreign exchanges approved by the CFTC. The Funds will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities or instruments held by the Funds or securities or instruments which they expect to purchase. Aggregate initial margin and premiums required to establish positions other than those considered by the CFTC to be "bona fide hedging" will not exceed 5% of each Fund's net asset value, after taking into account unrealized profits and unrealized losses on any such contracts.


The Funds' futures transactions may be entered into for traditional hedging purposes -- i.e., futures contracts will be sold to protect against a decline in the price of securities (or the currency in which they are denominated) that a Fund owns or futures contracts will be purchased to protect a Fund against an increase in the price of securities (or the currency in which they are denominated) that a Fund intends to purchase. As evidence of this hedging intent, each Fund expects that, on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), each Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities (or assets denominated in the related currency) in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for a Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets. A Fund may not invest more than 25% of its total assets in purchased protective put options.

The successful use of futures contracts and options thereon draws upon the Advisor's skill and experience with respect to such instruments and is subject to special risk considerations. A liquid secondary market for any futures or options contract may not be available when a futures or options position is sought to be closed. In addition, there may be an imperfect correlation between movements in the securities or currency in a Fund. Successful use of futures or options contracts is further dependent on the Advisor's ability to predict correctly movements in the securities or foreign currency markets and no assurance can be given that its judgment will be correct.


Futures Contracts. Futures contracts are contracts to purchase or sell a fixed amount of an underlying instrument, commodity or index at a fixed time and place in the future. US futures contracts have been designed by exchanges which have been designated "contract markets" by the CFTC, and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange. The Funds may enter into contracts for the purchase or sale for future delivery of fixed-income or equity securities, foreign currencies, or financial indices including any index of US or foreign securities, US government securities, foreign government securities, or corporate debt securities. Futures contracts on foreign currencies may be used for speculative purposes or to hedge the value of securities that are denominated in foreign currencies.

At the same time a futures contract is entered into, a Fund must allocate cash or liquid securities as a good faith deposit to maintain the position ("initial margin"). Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day a Fund would provide or receive cash that reflects any decline or increase in the contract's value.

Although futures contracts (other than those that settle in cash, such as index futures) by their terms call for the actual delivery or acquisition of the instrument underlying the contract, in most cases the contractual obligation is fulfilled by offset before the date of the contract without having to make or take delivery of the instrument underlying the contract. The offsetting of a contractual obligation is accomplished by entering into an opposite position in an identical futures contract on the commodities exchange on which the futures contract was entered into (or a linked exchange) calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the instrument underlying the contract. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, a Fund will incur brokerage fees when it enters into futures contracts.

One purpose of the acquisition or sale of a futures contract, in cases where a Fund holds or intends to acquire fixed-income or equity securities, is to attempt to protect a Fund from fluctuations in interest or foreign exchange rates or in securities prices without actually buying or selling fixed-income or equity securities or foreign currencies. For example, if interest rates were expected to increase (which thus would cause the prices of debt securities to decline), a Fund might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Fund. If interest rates did increase, the value of the debt security in the Fund would decline, but the value of the futures contracts to the Fund would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. A Fund could accomplish similar results by selling debt securities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique allows a Fund to maintain a defensive position without having to sell its portfolio securities.

Similarly, when it is expected that interest rates may decline (thus increasing the value of debt securities), futures contracts may be purchased to attempt to hedge against anticipated purchases of debt securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, a Fund could take advantage of the anticipated rise in the value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and a Fund could then buy debt securities on the cash market. The segregated assets maintained to cover a Fund's obligations with respect to such futures contracts will consist of cash or liquid securities in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin payments made by a Fund with respect to such futures contracts.

The ordinary spreads between prices in the cash and futures market, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on most participants entering into offsetting transactions rather than making or taking delivery. To the extent that many participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of securities price, general interest rate or currency exchange rate trends by the Advisor may still not result in a successful transaction.

In addition, futures contracts entail significant risks. Although the Advisor believes that use of such contracts will benefit the Funds, if the Advisor's investment judgment about the general direction of securities prices, currency rates, interest rates or an index is incorrect, a Fund's overall performance would be poorer than if it had not entered into any such contract. For example, if a Fund has hedged against the possibility of an increase in interest rates or a decrease in an index which would adversely affect the value of securities held in its portfolio and interest rates decrease or securities prices increase instead, that Fund will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. A Fund may have to sell securities at a time when it may be disadvantageous to do so.

Futures Contracts on Securities Indices. The Funds may also enter into futures contracts providing for the making and acceptance of a cash settlement based upon changes in the value of an index of US or non-US securities. Index futures may be used for speculative purposes, as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities or to hedge against anticipated future changes in general market prices which otherwise might either adversely affect the value of securities held by a Fund or adversely affect the prices of securities which are intended to be purchased at a later date for a Fund or as an efficient means of managing allocation between asset classes. An index futures contract may also be entered into to close out or offset an existing futures position.

When used for hedging purposes, each transaction in futures contracts on a securities index involves the establishment of a position which, the Advisor believes, will move in a direction opposite to that of the investment being hedged. If these hedging transactions are successful, the futures positions taken for a Fund will rise in value by an amount which approximately offsets the decline in value of the portion of the Fund's investments that are being hedged. Should general market prices move in an unexpected manner, the full anticipated benefits of futures contracts may not be achieved or a loss may be realized.

Options on Futures Contracts (Including Futures Contracts on Securities Indices). The Funds may purchase and write (sell) options on futures contracts for speculative or hedging purposes. For example, as with the purchase of futures contracts, when a Fund is not fully invested, it may purchase a call option on an interest rate sensitive futures contract to hedge against a potential price increase on debt securities due to declining interest rates.

The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an index or individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities.

The writing of a call option on a futures contract may constitute a partial hedge against declining prices of the underlying portfolio securities which are the same as or correlate with the security or foreign currency futures contract that is deliverable upon exercise of the option on that futures contract. If the futures price at expiration of the option is below the exercise price specified in the option, the Funds will retain the full amount of the net premium (the premium received for writing the option less any commission), which provides a partial hedge against any decline that may have occurred in the Funds' holdings.

The writing of a put option on an index futures contract may constitute a partial hedge against increasing prices of the underlying securities or foreign currency that are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, a Fund will retain the full amount of the option net premium, which provides a partial hedge against any increase in the price of securities that that Fund intends to purchase.

If a put or call option a Fund has written is exercised, that Fund will incur a loss that will be reduced by the amount of the net premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, a Fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

The purchase of a call or put option on a futures contract with respect to an index is similar in some respects to the purchase of a call or protective put option on an index. For example, a Fund may purchase a put option on an index futures contract to hedge against the risk of declining securities values.

The amount of risk a Fund assumes when it purchases an option on an index futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of such an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

Derivative Securities:  Swap Agreements

General. The Funds may enter into swaps relating to indices, currencies, interest rates, equity and debt interests without limit. A swap transaction is an agreement between a Fund and a counterparty to act in accordance with the terms of the swap contract. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. Index swaps involve the exchange by a Fund with another party of the respective amounts payable with respect to a notional principal amount related to one or more indexes. Currency swaps involve the exchange of cash flows on a notional amount of two or more currencies based on their relative future values. An equity swap is an agreement to exchange streams of payments computed by reference to a notional amount based on the performance of a basket of stocks or a single stock. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

The Funds may enter into these transactions to preserve a return or spread on a particular investment or portion of its assets, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Funds anticipate purchasing at a later date. The Funds may also use such transactions for speculative purposes, such as to obtain the price performance of a security without actually purchasing the security in circumstances, for example, where the subject security is illiquid, is unavailable for direct investment or available only on less attractive terms. Swaps have special risks associated including possible default by the counterpart to the transaction, illiquidity and, where swaps are used as hedges, the risk that the use of a swap could result in losses greater than if the swap had not been employed. See "Illiquid Securities."

The Funds will usually enter into swaps on a net basis (i.e. the two payment streams are netted out in a cash settlement on the payment date or dates specified in the agreement, with a Fund receiving or paying, as the case may be, only the net amount of the two payments). Swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that a Fund is contractually obligated to make or receive. If the counterparty to a swap defaults, a Fund's risk of loss consists of the net amount of payments that a Fund is contractually entitled to receive. Where swaps are entered into for good faith hedging purposes, the Advisor believes such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a Fund's borrowing restrictions. Where swaps are entered into for other than hedging purposes, a Fund will segregate an amount of cash or other liquid securities having a value equal to the accrued excess of its obligations over entitlements with respect to each swap on a daily basis.

Whether the use of swap agreements will be successful in furthering its investment objective will depend on the Advisor's ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Certain swap agreements may be considered to be illiquid because they are two party contracts and because they may have terms of greater than seven days. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. In addition, the Funds will enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Funds' repurchase agreement guidelines. Certain restrictions imposed on the Funds by the Code may limit the Funds' ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Certain swap agreements are exempt from most provisions of the Commodity Exchange Act (the "CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the CFTC effective February 22, 1993. To qualify for this exemption, a swap agreement must be entered into by eligible participants, which includes the following, provided the participant's total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have asset exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

This exemption is not exclusive, and participants may continue to rely on existing exclusions for swaps, such as the Policy Statement issued in July 1989 which recognized a "safe harbor" for swap transactions from regulation as futures or commodity option transactions under the CEA or its regulations. The Policy Statement applies to swap transactions settled in cash that: (1) have individually tailored terms; (2) lack exchange style offset and the use of a clearing organization or margin system; (3) are undertaken in conjunction with a line of business; and (4) are not marketed to the public.

The Funds will not enter into any swap, cap or floor transaction unless the unsecured commercial paper, senior debt or the claims-paying ability of the other party thereto is considered to be investment grade by the Advisor. If there is a default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the interbank market. See "Illiquid Securities." Restrictions adopted by the CFTC may in the future restrict the Fund's ability to enter into swap transactions.

Derivative Securities: Hedging Strategies


Hedging Strategies. The Funds may use certain strategies designed to adjust the overall risk of their investment portfolios. These "hedging" strategies involve derivative contracts, including (but not limited to) futures contracts and exchange-traded put and call options on such futures contracts. New financial products and risk management techniques continue to be developed and may be used if consistent with the Funds' investment objectives and policies. Among other purposes, these hedging strategies may be used to effectively maintain a desired portfolio duration or to protect against market risk.


The Funds might not use any hedging strategies, and there can be no assurance that any strategy used will succeed. If the Advisor is incorrect in its judgment on market values, interest rates, currency rates or other economic factors in using a hedging strategy, a Fund may have lower net income and a net loss on the investment. Each of these strategies involves certain risks, which include:

o the fact that the skills needed to use hedging instruments are different from those needed to select securities for a Fund;

o the possibility of imperfect correlation, or even no correlation, between the price movements of hedging instruments and price movements of the securities or currencies being hedged;

o possible constraints placed on a Fund's ability to purchase or sell portfolio investments at advantageous times due to the need for the Fund to maintain "cover" or to segregate securities; and

o the possibility that a Fund will be unable to close out or liquidate its hedged position.

A hedge is designed to offset a loss in a portfolio position with a gain in the hedged position; at the same time, however, a properly correlated hedge will result in a gain in the portfolio position being offset by a loss in the hedged position. As a result, the use of derivative transactions for hedging purposes could limit any potential gain from an increase in the value of the position hedged. With respect to futures contracts, since the value of portfolio securities will generally far exceed the value of the futures contracts sold by a Fund, an increase in the value of the futures contracts could only mitigate, but not totally offset, the decline in the value of a Fund's assets.

In hedging transactions based on an index, whether a Fund will realize a gain or loss depends upon movements in the level of securities prices in the securities market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular security. The risk of imperfect correlation increases as the composition of a Fund's portfolio varies from the composition of the index. In an effort to compensate for imperfect correlation of relative movements in the hedged position and the hedge, a Fund's hedge positions may be in a greater or lesser dollar amount than the dollar amount of the hedged position. Such "over hedging" or "under hedging" may adversely affect a Fund's net investment results if market movements are not as anticipated when the hedge is established.

Securities index futures transactions may be subject to additional correlation risks. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which would distort the normal relationship between the securities index and futures markets. Secondly, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market also may cause temporary price distortions. Because of the possibility of price distortions in the futures market and the imperfect correlation between movements in a securities index and movements in the price of securities index futures, a correct forecast of general market trends by the Advisor still may not result in a successful hedging transaction.

To the extent that a Fund engages in the strategies described above, a Fund may experience losses greater than if these strategies had not been utilized. In addition to the risks described above, these instruments may be illiquid and/or subject to trading limits, and a Fund may be unable to close out a position without incurring substantial losses, if at all. A Fund is also subject to the risk of a default by a counterparty to an off-exchange transaction. See "Illiquid Securities."

Mortgage-Backed and Asset-Backed Securities

General Characteristics. The Funds may invest in mortgage-backed securities. A mortgage-backed security consists of a pool of mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on owner occupied and non-owner occupied one-unit to four-unit residential properties, multifamily (i.e., five or more) properties, agriculture properties, commercial properties and mixed use properties.

The investment characteristics of adjustable and fixed rate mortgage-backed securities differ from those of traditional fixed-income securities. The major differences include the payment of interest and principal on mortgage-backed securities on a more frequent (usually monthly) schedule, and the possibility that principal may be prepaid at any time due to prepayments on the underlying mortgage loans or other assets. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed-income securities. As a result, if a Fund purchases mortgage-backed securities at a premium, a faster than expected prepayment rate will decrease both the market value and the yield to maturity from those which were anticipated. A prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and market value. Conversely, if a Fund purchases mortgage-backed securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will decrease yield to maturity and market values. To the extent that a Fund invests in mortgage-backed securities, the Advisor may seek to manage these potential risks by investing in a variety of mortgage-backed securities and by using certain hedging techniques.

Government Guaranteed Mortgage-Backed Securities. The Funds' investments in mortgage-backed securities may include securities issued or guaranteed by the US government or one of its agencies, authorities, instrumentalities or sponsored enterprises, such as Ginnie Mae, Fannie Mae and Freddie Mac. There are several types of guaranteed mortgage-backed securities currently available, including guaranteed mortgage pass-through certificates and multiple class securities, which include guaranteed Real Estate Mortgage Investment Conduit Certificates ("REMIC Certificates"), collateralized mortgage obligations and stripped mortgage-backed securities. The Funds are permitted to invest in other types of mortgage-backed securities that may be available in the future to the extent consistent with each Fund's investment policies and objectives.

Ginnie Mae Certificates. Ginnie Mae is a wholly owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the "Housing Act"), authorizes Ginnie Mae to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration under the Housing Act, or Title V of the Housing Act of 1949 ("FHA Loans"), or guaranteed by the Department of Veterans Affairs under the Servicemen's Readjustment Act of 1944, as amended ("VA Loans"), or by pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the US government is pledged to the payment of all amounts that may be required to be paid under any Ginnie Mae guaranty. In order to meet its obligations under such guaranty, Ginnie Mae is authorized to borrow from the US Treasury with no limitations as to amount.

The Ginnie Mae Certificates in which the Funds may invest will represent a pro rata interest in one or more pools of the following types of mortgage loans: (1) fixed-rate level payment mortgage loans; (2) fixed-rate graduated payment mortgage loans; (3) fixed-rate growing equity mortgage loans; (4) fixed-rate mortgage loans secured by manufactured (mobile) homes; (5) mortgage loans on multifamily residential properties under construction; (6) mortgage loans on completed multifamily projects; (7) fixed-rate mortgage loans as to which escrowed funds are used to reduce the borrower's monthly payments during the early years of the mortgage loans ("buy down" mortgage loans); (8) mortgage loans that provide for adjustments in payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (9) mortgage-backed serial notes.

Fannie Mae Certificates. Fannie Mae is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act of 1938. The obligations of Fannie Mae are not backed by the full faith and credit of the US government. Each Fannie Mae Certificate will represent a pro rata interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (i.e., mortgage loans that are not insured or guaranteed by any governmental agency) of the following types: (1) fixed-rate level payment mortgage loans; (2) fixed-rate growing equity mortgage loans; (3) fixed-rate graduated payment mortgage loans; (4) variable rate mortgage loans;
(5) other adjustable rate mortgage loans; and (6) fixed-rate and adjustable mortgage loans secured by multifamily projects.

Freddie Mac Certificates. Freddie Mac is a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended (the "FHLMC Act"). The obligations of Freddie Mac are obligations solely of Freddie Mac and are not backed by the full faith and credit of the US government. Freddie Mac Certificates represent a pro rata interest in a group of mortgage loans (a "Freddie Mac Certificate group") purchased by Freddie Mac. The mortgage loans underlying the Freddie Mac Certificates will consist of fixed-rate or adjustable rate mortgage loans with original terms to maturity of between ten and thirty years, substantially all of which are secured by first liens on one- to four-family residential properties or multifamily projects. Each mortgage loan must meet the applicable standards set forth in the FHLMC Act. A Freddie Mac Certificate group may include whole loans, participating interests in whole loans and undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.


Multiple Class Mortgage-Backed Securities (Collateralized Mortgage Obligations and REMIC Certificates). The Funds may invest in multiple class mortgage-backed securities including collateralized mortgage obligations ("CMOs") and REMIC Certificates. These securities may be issued by US government agencies and instrumentalities such as Fannie Mae or Freddie Mac or by trusts formed by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of mortgage loans or mortgage-backed securities the payments on which are used to make payments on the CMOs or multiple class mortgage-backed securities. REMIC Certificates represent beneficial ownership interests in a REMIC trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac or Ginnie Mae guaranteed mortgage-backed securities (the "Mortgage Assets"). The obligations of Fannie Mae or Freddie Mac under their respective guaranty of the REMIC Certificates are obligations solely of Fannie Mae or Freddie Mac, respectively. Although investors may purchase beneficial interests in REMICs, which are known as "regular" interests or "residual" interests, the Funds do not intend to purchase such residual interests in REMICs.


Fannie Mae REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae. In addition, Fannie Mae will be obligated to distribute the principal balance of each class of REMIC Certificates in full, whether or not sufficient funds are otherwise available.

Freddie Mac guarantees the timely payment of interest on Freddie Mac REMIC Certificates and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates ("PCs"). PCs represent undivided interests in specified level payment, residential mortgages or participation therein purchased by Freddie Mac and placed in a PC pool. With respect to principal payments on PCs, Freddie Mac generally guarantees ultimate collection of all principal of the related mortgage loans without offset or deduction. Freddie Mac also guarantees timely payment of principal of certain PCs.

CMOs and REMIC Certificates are issued in multiple classes. Each class of CMOs or REMIC Certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the underlying mortgage loans or the mortgaged assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.

The principal of and interest on the mortgaged assets may be allocated among the several tranches in various ways. In certain structures (known as "sequential pay" CMOs or REMIC Certificates), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs or REMIC Certificates in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs or REMIC Certificates until all other classes having an earlier final distribution date have been paid in full. Additional structures of CMOs and REMIC Certificates include, among others, "parallel pay" CMOs and REMIC Certificates. Parallel pay CMOs or REMIC Certificates are those which are structured to apply principal payments and prepayments of the mortgaged assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

A wide variety of REMIC Certificates may be issued in parallel pay or sequential pay structures. These securities include accrual certificates (also known as "Z-Bonds"), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class ("PAC") certificates, which are parallel pay REMIC Certificates that generally require that specified amounts or principal be applied on each payment date to one or more classes or REMIC Certificates (the "PAC Certificates"), even though all other principal payments and prepayments of the Mortgage Assets are then required to be applied to one or more other classes of the PAC Certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying mortgage assets. These tranches tend to have market prices and yields that are much more volatile than other PAC classes.

Privately Issued Mortgage-Backed Securities. The Funds may also invest in mortgage-backed securities issued by trusts or other entities formed or sponsored by private originators of and institutional investors in mortgage loans and other foreign or domestic non-governmental entities (or representing custodial arrangements administered by such institutions). These private originators and institutions include domestic and foreign savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. Privately issued mortgage-backed securities are generally backed by pools of conventional (i.e., non-government guaranteed or insured) mortgage loans. Since such mortgage-backed securities are not guaranteed by an entity having the credit standing of Ginnie Mae, Fannie Mae or Freddie Mac, in order to receive a high quality rating, they normally are structured with one or more types of "credit enhancement." Such credit enhancements fall generally into two categories; (1) liquidity protection and (2) protection against losses resulting after default by a borrower and liquidation of the collateral. Liquidity protection refers to the providing of cash advances to holders of mortgage-backed securities when a borrower on an underlying mortgage fails to make its monthly payment on time.

Protection against losses resulting after default and liquidation is designed to cover losses resulting when, for example, the proceeds of a foreclosure sale are insufficient to cover the outstanding amount on the mortgage. Such protection may be provided through guarantees, insurance policies or letters of credit, through various means of structuring the transaction or through a combination of such approaches.

Mortgage Pass-Through Securities. The Funds may invest in mortgage pass-through securities, which are fixed or adjustable rate mortgage-backed securities that provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amounts paid to any guarantor, administrator and/or servicers of the underlying mortgage loans.

Stripped Mortgage-Backed Securities. The Funds may purchase stripped mortgage-backed securities ("SMBS"), which are derivative multi-class mortgage securities. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest from the mortgaged assets are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped. See "Illiquid Securities."

In accordance with a requirement imposed by the staff of the SEC, the Advisor will consider privately issued fixed rate IOs and POs to be illiquid securities for purposes of the Fund's limitation on investments in illiquid securities. Unless the Advisor determines that a particular government-issued fixed rate IO or PO is liquid, it will also consider these IOs and POs to be illiquid.


Adjustable Rate Mortgages-Interest Rate Indices. Adjustable rate mortgages in which the Fund invests may be adjusted on the basis of one of several indices. The One Year Treasury Index is the figure derived from the average weekly quoted yield on US Treasury Securities adjusted to a constant maturity of one year. The Cost of Funds Index reflects the monthly weighted average cost of funds of savings and loan associations and savings banks whose home offices are located in Arizona, California and Nevada (the "FHLB Eleventh District") that are member institutions of the Federal Home Loan Bank of San Francisco (the "FHLB of San Francisco"), as computed from statistics tabulated and published by the FHLB of San Francisco. The FHLB of San Francisco normally announces the Cost of Funds Index on the last working day of the month following the month in which the cost of funds was incurred.

A number of factors affect the performance of the Cost of Funds Index and may cause the Cost of Funds Index to move in a manner different from indices based upon specific interest rates, such as the One Year Treasury Index. Because of the various origination dates and maturities of the liabilities of members of the FHLB Eleventh District upon which the Cost of Funds Index is based, among other things, at any time the Cost of Funds Index may not reflect the average prevailing market interest rates on new liabilities of similar maturities. There can be no assurance that the Cost of Funds Index will necessarily move in the same direction or at the same rate as prevailing interest rates, since as longer term deposits or borrowings mature and are renewed at market interest rates, the Cost of Funds Index will rise or fall depending upon the differential between the prior and the new rates on such deposits and borrowings. In addition, dislocations in the thrift industry in recent years have caused and may continue to cause the cost of funds of thrift institutions to change for reasons unrelated to changes in general interest rate levels. Furthermore, any movement in the Cost of Funds Index as compared to other indices based upon specific interest rates may be affected by changes instituted by the FHLB of San Francisco in the method used to calculate the Cost of Funds Index. To the extent that the Cost of Funds Index may reflect interest changes on a more delayed basis than other indices, in a period of rising interest rates, any increase may produce a higher yield later than would be produced by such other indices, and in a period of declining interest rates, the Cost of Funds Index may remain higher than other market interest rates which may result in a higher level of principal prepayments on mortgage loans which adjust in accordance with the Cost of Funds Index than mortgage loans which adjust in accordance with other indices.

LIBOR, the London interbank offered rate, is the interest rate that the most creditworthy international banks dealing in US dollar-denominated deposits and loans charge each other for large dollar-denominated loans. LIBOR is also usually the base rate for large dollar-denominated loans in the international market. LIBOR is generally quoted for loans having rate adjustments at one, three, six or twelve month intervals.

Asset-Backed Securities. The Funds may invest in securities generally referred to as asset-backed securities. Asset-backed securities are secured by and payable from, or directly or indirectly represent undivided fractional interests in, pools of consumer loans (unrelated to mortgage loans), trade receivables or other types of loans held in a trust. Asset-backed securities may provide periodic payments that consist of interest and/or principal payments. Consequently, the life of an asset-backed security varies with the prepayment and loss experience of the underlying assets. Payments of principal and interest are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee or senior/subordination. The degree of credit enhancement varies, but generally amounts to only a fraction of the asset-backed security's par value until exhausted. If the credit enhancement is exhausted, certificate-holders may experience losses or delays in payment if the required payments of principal and interest are not made to the trust with respect to the underlying loans. The value of the securities also may change because of changes in the market's perception of creditworthiness of the servicing agent for the loan pool, the originator of the loans or the financial institution providing the credit enhancement. Asset-backed securities are ultimately dependent upon payment of loans and receivables by individuals, businesses and other borrowers, and the certificate-holder generally has no recourse against the entity that originated the loans.

Asset-backed securities have structural characteristics similar to mortgage-backed securities. However, the underlying assets are not first lien mortgage loans or interests therein but include assets such as (but not limited to) motor vehicle installment sale contracts, other installment sale contracts, home equity loans, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements and trade receivables. Such assets are securitized through the use of trusts or special purpose corporations. Payments or distributions of principal and interest on asset-backed securities may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present.

Asset-backed securities present certain additional risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same type of security interest in the related collateral. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to avoid payment of certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicer to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

The market for privately issued asset-backed securities is smaller and less liquid than the market for US government mortgage-backed securities. The asset-backed securities in which the Funds may invest are limited to those which are readily marketable and rated investment grade by S&P or Moody's.

The yield characteristics of the asset-backed securities in which the Funds may invest differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently on asset-backed securities (usually monthly) and that principal may be prepaid at any time because the underlying assets generally may be prepaid at any time. As a result, if a Fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce their yield, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield. Conversely, if a Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, the yield on these securities. Amounts available for reinvestment by a Fund are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates.

Mortgage-Backed Securities and Asset-Backed Securities -- Types of Credit Support. Mortgage-backed securities and asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failure by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two categories: (1) liquidity protection and (2) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties; through various means of structuring the transaction; or through a combination of such approaches. The Funds will not usually pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

The ratings of mortgage-backed securities and asset-backed securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experience on the underlying pool of assets is better than expected.

Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such a security.

Securities of Non-US Issuers

General. Subject to their respective investment objectives and policies, the Funds may invest in securities of foreign issuers, including US dollar-denominated and non-dollar denominated foreign equity and fixed income securities and in certificates of deposit issued by foreign banks and foreign branches of US banks. While investments in securities of foreign issuers and non-US dollar denominated securities may offer investment opportunities not available in the United States, such investments also involve significant risks not typically associated with investing in domestic securities. In many foreign countries, there is less publicly available information about foreign issuers, and there is less government regulation and supervision of foreign stock exchanges, brokers and listed companies. Also in many foreign countries, companies are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic issuers. Security trading practices and custody arrangements abroad may offer less protection to the Funds' investments and there may be difficulty in enforcing legal rights outside the United States. Settlement of transactions in some foreign markets may be delayed or may be less frequent than in the United States which could affect the liquidity of the Funds' portfolios. Additionally, in some foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of securities, property, or other Funds' assets, political or social instability or diplomatic developments which could affect investments in foreign securities. The European Equity Fund intends to invest in at least three foreign countries.

With respect to certain countries in which capital markets are either less developed or not easily accessed, investments by the Funds may be made through investment in other investment companies that in turn are authorized to invest in the securities of such countries. Investment in other investment companies is generally limited in amount by the 1940 Act, will involve the indirect payment of a portion of the expenses (including advisory fees) of such other investment companies and may result in a duplication of fees and expenses. See "Other Investment Companies."

Investments in American, European, Global and International Depository Receipts. The Funds may invest in non-US securities in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and International Depository Receipts ("IDRs") or other similar securities representing ownership of securities of non-US issuers held in trust by a bank or similar financial institution. ADRs are receipts typically issued by a US bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs and IDRs are receipts issued in Europe typically by non-US banking and trust companies that evidence ownership of either foreign or US securities. GDRs are receipts issued by either a US or non-US banking institution evidencing ownership of the underlying non-US securities. Generally, ADRs, in registered form, are designed for use in US securities markets and EDRs, GDRs and IDRs, in bearer form, are designed for use in European and international securities markets. An ADR, EDR, GDR or IDR may be denominated in a currency different from the currency in which the underlying foreign security is denominated. ADRs, EDRs, GDRs and IDRs are alternatives to the purchase of the underlying securities in their national markets and currencies, but are subject to the same risks as the non-US securities to which they relate.

Foreign Corporate Debt Securities. The Funds may invest in debt securities of foreign companies. Investing in the securities of foreign companies involves more risks than investing in securities of US companies. Their value is subject to economic and political developments in the countries where the companies operate and to changes in foreign currency values. Values may also be affected by foreign tax laws, changes in foreign economic or monetary policies, exchange control regulations and regulations involving prohibitions on the repatriation of foreign currencies.

In addition, the relative performance of various countries' fixed income markets historically has reflected wide variations relating to the unique characteristics of each country's economy. Year-to-year fluctuations in certain markets have been significant, and negative returns have been experienced in various markets from time to time.

Foreign Government Debt Securities. The Funds may invest in foreign government debt securities, which include debt obligations issued or guaranteed by national, state or provincial governments or similar political subdivisions and quasi-governmental and supranational entities (collectively, "sovereign debt obligations"). Sovereign debt obligations, especially those of developing countries, may involve a high degree of risk. The issuer of such an obligation or the governmental authorities that control the repayment of the obligation may be unable or unwilling to repay principal and interest when due and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and interest may depend on political as well as economic factors.

Quasi-governmental and supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include (but are not limited to) the International Bank for Reconstruction and Development (the "World Bank"), the Japanese Development Bank, the Asian Development Bank and the Inter-American Development Bank. Foreign government securities also include mortgage-related securities issued or guaranteed by national, state or provincial governmental instrumentalities, including quasi-governmental agencies.

Brady Bonds. Each Fund may invest in so-called "Brady Bonds," which have been issued by Argentina, Brazil, Bulgaria, Costa Rica, Dominican Republic, Ecuador, Jordan, Mexico, Nigeria, Panama, the Philippines, Poland, Uruguay and Venezuela and which may be issued by other countries. Brady Bonds are issued as part of a debt restructuring in which the bonds are issued in exchange for cash and certain of the country's outstanding commercial bank loans. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the US dollar) and are actively traded in the over-the-counter secondary market.

US dollar-denominated collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by US Treasury zero coupon bonds that have the same maturity as the stated bonds. Interest payments on such bonds generally are collateralized by cash or liquid securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at the time and is adjusted at regular intervals thereafter.

Investors should recognize that, in light of the history of commercial bank loan defaults by Latin American public and private entities, investments in Brady Bonds may be viewed as speculative.

Investments in Emerging Markets. Each Fund may invest, to varying degrees, in one or more countries with emerging securities markets. These countries are generally located in Latin America, Europe, the Middle East, Africa and Asia. Political and economic structures in many of these countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristic of more developed countries. Certain of these countries may have in the past failed to recognize private property rights and, at times, may have nationalized or expropriated the assets of private companies. As a result, these risks, including the risk of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of a Fund's investments in these countries, as well as the availability of additional investments in these countries. The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in these countries may make the Funds' investments in these countries illiquid and more volatile than investments in most Western European countries, and the Funds may be required to establish special custodial or other arrangements before making certain investments in some of these countries.

Securities markets of emerging countries may also have less efficient clearance and settlement procedures than US markets, making it difficult to conduct and complete transactions. Delays in settlement could result in temporary periods when a portion of a Fund's assets is uninvested and no return is earned thereon. Inability to make intended security purchases could cause a Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities could result either in losses to a Fund due to subsequent declines in value of the portfolio security or, if a Fund has entered into a contract to sell the security, could result in possible liability of the Fund to the purchaser. In addition, transaction costs, including brokerage commissions and dealer mark-ups, in emerging countries may be higher than in the US and other developed securities markets. See "Illiquid Securities."

As legal systems in emerging countries develop, the Funds may be adversely affected by new or amended laws and regulations. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law. Furthermore, with respect to investments in certain emerging countries, archaic legal systems may have an adverse impact on the Funds. For example, while the potential liability of a shareholder in a US corporation with respect to acts of the corporation is generally limited to the amount of the shareholder's investment, the notion of limited liability is less clear in certain emerging countries. Similarly, the rights of investors in emerging country companies may be more limited than those of shareholders of US corporations.

In addition, there may be little financial or accounting information available with respect to issuers located in certain of these countries, and it may be difficult as a result to assess the value or prospects of an investment in these countries. The laws of some foreign countries may limit the Fund's ability to invest in securities of certain issuers located in those countries.

Region and Country Investing. Each Fund may focus its investments in a particular region and/or in one or more foreign countries. Focusing a Fund's investments in a particular region or country will subject the Fund (to a greater extent than if its investments in such region or country were more diversified) to the risks of adverse securities markets, exchange rates and social, political or economic developments which may occur in that particular region or country.

For purposes of each Fund's investment objectives, a company is considered to be located in a particular country if it (1) is organized under the laws of that country and has a principal place of business in that country or (2) derives 50% or more of its total revenues from business in that country.

Currency Management

General. In connection with the Funds' investments denominated in foreign currencies, the Advisor may choose to utilize a variety of currency management (hedging) strategies. The Advisor seeks to take advantage of different yield, risk and return characteristics that different currencies, currency denominations and countries can provide to US investors. In doing so, the Advisor will consider such factors as the outlook for currency relationships; current and anticipated interest rates; levels of inflation within various countries; prospects for relative economic growth; and government policies influencing currency exchange rates and business conditions. Although the Advisor may attempt to manage currency exchange rate risks, there is no assurance that the Advisor will do so, or do so at an appropriate time or that the Advisor will be able to predict exchange rates accurately.

Currency Exchange Transactions. Because the Funds may buy and sell securities denominated in currencies other than the US dollar and receives interest, dividends and sale proceeds in currencies other than the US dollar, the Funds from time to time may enter into currency exchange transactions to convert to and from different currencies and to convert foreign currencies to and from the US dollar. A Fund either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange market or uses forward currency exchange contracts (discussed below) to purchase or sell currencies. Neither spot transactions nor forward currency exchange contracts eliminate fluctuations in the prices of a Fund's securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

Currency Hedging. Each Fund's currency hedging strategies may include hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of a Fund generally accruing in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of forward currency with respect to portfolio security positions.

Proper currency hedging is important because a decline in the US dollar value of a foreign currency in which a Fund's securities are denominated will reduce the US dollar value of the securities, even if their value in the foreign currency remains constant. The use of currency hedges does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. For example, in order to protect against diminutions in the US dollar value of non-dollar denominated securities it holds, a Fund may purchase foreign currency put options. If the value of the foreign currency does decline, a Fund will have the right to sell the currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on the US dollar value of its securities that otherwise would have resulted. Conversely, if a rise in the US dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, a Fund may purchase call options on the particular currency. The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates. The benefit to a Fund derived from purchases of currency options, like the benefit derived from other types of options, will be reduced by premiums and other transaction costs.

Because transactions in currency exchange are generally conducted on a principal basis, no fees or commissions are generally involved. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Although currency hedges limit the risk of loss due to a decline in the value of a hedged currency, at the same time, they also limit any potential gain that might result should the value of the currency increase. If a devaluation is generally anticipated, a Fund may not be able to contract to sell a currency at a price above the devaluation level it anticipates.

Securities held by a Fund are generally denominated in the currency of the foreign market in which the investment is made. However, securities held by a Fund may be denominated in the currency of a country other than the country in which the security's issuer is located.

Cross Hedging. At the discretion of the Advisor, each of the Funds may employ the currency hedging strategy known as "cross-hedging" by using forward currency contracts, currency options or a combination of both. When engaging in cross-hedging, a Fund seeks to protect against a decline in the value of a foreign currency in which certain of its portfolio securities are denominated by selling that currency forward into a different foreign currency for the purpose of diversifying the Funds' total currency exposure or gaining exposure to a foreign currency that is expected to appreciate.

Forward Currency Exchange Contracts. A forward currency exchange contract is an obligation by a Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks and brokerages) and their customers. A forward currency exchange contract may not have a deposit requirement and may be traded at a net price without commission. A Fund maintains a segregated account of cash or liquid securities in an amount at least equal to its obligations under each forward currency exchange contract.

The Funds may enter into foreign currency hedging transactions in an attempt to protect against changes in currency exchange rates between the trade and settlement dates of specific securities transactions or changes in currency exchange rates that would adversely affect a portfolio position or an anticipated investment position. Since consideration of the prospect for currency parities will be incorporated into the Advisor's long-term investment decisions, the Funds will not routinely enter into currency hedging transactions with respect to security transactions; however, the Advisor believes that it is important to have the flexibility to enter into currency hedging transactions when it determines that the transactions would be in a Fund's best interest. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

While these contracts are not presently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contracts. In such event the Funds' ability to utilize forward contracts may be restricted. Forward contracts may reduce the potential gain from a positive change in the relationship between the US dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the Funds than if it had not entered into such contracts. The use of currency forward contracts may not eliminate fluctuations in the underlying US dollar equivalent value of the prices of or rates of return on the Fund's foreign currency denominated portfolio securities and the use of such techniques will subject a Fund to certain risks.

The matching of the increase in value of a forward contract and the decline in the US dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, a Fund may not always be able to enter into currency forward contracts at attractive prices, and this will limit the Fund's ability to use such contracts to hedge or cross-hedge its assets. Also, with regard to a Fund's use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the US dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying a Fund's cross-hedges and the movements in the exchange rates of the foreign currencies in which the Funds' assets that are the subject of such cross-hedges are denominated.

A Fund will segregate cash or liquid securities in an amount equal to the value of a Fund's total assets committed to the consummation of forward currency contracts requiring that Fund to purchase foreign currencies or forward contracts entered into for non-hedging purposes. If the value of the segregated securities declines, additional cash or liquid securities will be segregated on a daily basis so that the value of the assets will equal the amount of a Fund's commitments with respect to such contracts. The segregated assets will be marked-to-market on a daily basis.


The Emerging Markets Debt Fund may sell US dollars and buy a foreign currency forward in order to gain exposure to a currency which is expected to appreciate against the US dollar. This speculative strategy allows the Fund to benefit from currency appreciation potential without requiring it to purchase a local fixed income instrument, for which prospects may be relatively unattractive. It is the Advisor's intention that the Emerging Markets Debt Fund's net US dollar currency exposure generally will not fall below zero (i.e., that net short positions in the US dollar generally will not be taken).


Each Fund may also utilize forward foreign currency contracts to establish a synthetic investment position designed to change the currency characteristics of a particular security without the need to sell such security. Synthetic investment positions will typically involve the purchase of US dollar-denominated securities together with a forward contract to purchase the currency to which the Fund seeks exposure and to sell US dollars. This may be done because the range of highly liquid short-term instruments available in the US may provide greater liquidity to a Fund than actual purchases of foreign currency-denominated securities in addition to providing superior returns in some cases. Depending on (a) the Fund's liquidity needs, (b) the relative yields of securities denominated in different currencies and (c) spot and forward currency rates, a significant portion of a Fund's assets may be invested in synthetic investment positions, subject to compliance with the tax requirements for qualification as a regulated investment company.

There is a risk in adopting a synthetic investment position. It is impossible to forecast with absolute precision what the market value of a particular security will be at any given time. If the value of the US dollar-denominated security is not exactly matched with a Fund's obligation under a forward currency contract on the date of maturity, the Fund may be exposed to some risk of loss from fluctuations in the value of the US dollar. Although the Advisor will attempt to hold such mismatching to a minimum, there can be no assurance that the Advisor will be able to do so.

Options on Foreign Currencies. The Funds may write covered put and call options and purchase put call options on foreign currencies for the purpose of protecting against declines in the dollar value of portfolio securities and against increases in the dollar cost of securities to be acquired. The Funds may also use currency options to achieve a desired currency weighting in a cost-effective manner. The Funds may use options on currencies to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates for a different, but related currency. As with other types of options, however, the writing of an option on foreign currency will constitute only a partial hedge up to the amount of the premium received, and a Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may be used to hedge against fluctuations in exchange rates although, in the event of exchange rate movements adverse to a Fund's position, it may forfeit the entire amount of the premium plus related transaction costs. In addition the Funds may purchase call options on currency when the Advisor anticipates that the currency will appreciate in value.

The Funds may also write options on foreign currencies for the same types of hedging or currency management purposes. For example, where a Fund anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the options will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow a Fund to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and a Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

The Funds may write covered call options on foreign currencies. A call option written on a foreign currency by a Fund is "covered" if that Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration identified on the Fund's books) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if a Fund has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or
(b) is greater than the exercise price of the call written if the difference is segregated by the Fund in cash or liquid securities.

The Funds also may write call options on foreign currencies that are not covered for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the US dollar value of a security which a Fund owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, a Fund collateralizes the option by segregating cash or liquid securities in an amount not less than the value of the underlying foreign currency in US dollars marked to market daily.

There is no assurance that a liquid secondary market will exist for any particular option, or at any particular time. If a Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying currency or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if a Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying currency. The Funds pay brokerage commissions or spreads in connection with its options transactions.

Certain options on foreign currencies are traded over-the-counter and involve liquidity and credit risks which may not be present in the case of exchange-traded currency options. In some circumstances, a Fund's ability to terminate OTC options may be more limited than with exchange-traded options. It is also possible that broker-dealers participating in OTC options transactions will not fulfill their obligations. See "Illiquid Securities."

Additional Limitations and Risk Factors

In addition to the risks discussed above, the Fund's investments may be subject to the following limitations and risk factors:

Additional Risks Related to Transactions in Options, Futures Contracts, Options on Futures Contracts, Swaps and Forward Foreign Currency Exchange Contracts. The Funds' active management techniques involve (1) liquidity risk (contractual positions cannot be easily closed out in the event of market changes or generally in the absence of a liquid secondary market), (2) correlation risk (changes in the value of hedging positions may not match the securities market and foreign currency fluctuations intended to be hedged), and (3) market risk (an incorrect prediction of securities prices or exchange rates by the Advisor may cause a Fund to perform worse than if such positions had not been taken). In addition, the ability to terminate OTC derivatives is more limited than with exchange traded derivatives and may involve the risk that the counterparty to the option will not fulfill its obligations.

Asset Coverage. The Funds will comply with the segregation or coverage guidelines established by the SEC and other applicable regulatory bodies with respect to certain transactions, including (but not limited to) options written on securities and indexes; currency, interest rate and security index futures contracts and options on these futures contracts; forward currency contracts; and swaps, caps, floors and collars. These guidelines may, in certain instances, require segregation by a Fund of cash or liquid securities to the extent that Fund's obligations, with respect to these strategies, are not otherwise covered through ownership of the underlying security or financial instrument, by other portfolio positions or by other means consistent with applicable regulatory policies. Unless the transaction is covered, the segregated assets must at all times equal or exceed a Fund's obligations with respect to these strategies. Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. As a result, there is a possibility that segregation of a large percentage of a Fund's assets could impede portfolio management or a Fund's ability to meet redemption requests or other current obligations.

For example, a call option written on securities may require a Fund to hold the securities subject to the call (or securities convertible into the securities without additional consideration) or to segregate assets (as described above) sufficient to purchase and deliver the securities if the call is exercised. A call option written on an index may require a Fund to own portfolio securities that correlate with the index or to segregate assets (as described above) equal to the excess of the index value over the exercise price on a current basis. A put option written by a Fund may require the Fund to segregate assets (as described above) equal to the exercise price. A Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. If a Fund holds a futures contract, a Fund could purchase a put option on the same futures contract with a strike price as high or higher than the price of the contract held. A Fund may enter into fully or partially offsetting transactions so that its net position, coupled with any segregated assets (equal to any remaining obligation), equals its net obligation. Asset coverage may be achieved by other means when consistent with applicable regulatory policies.

The use of derivatives is a highly specialized activity which involves investment techniques and risks that are different from those associated with ordinary portfolio transactions. Gains and losses on these derivatives depend on the Advisor's ability to predict the direction of stock prices, interest rates, currency movements and other economic factors. The loss that may be incurred by a Fund in entering into futures contracts, written options, forward currency contracts and certain swaps is potentially unlimited. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain facilities of an options clearing entity or other entity performing the regulatory and liquidity functions of an options clearing entity inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders. Most futures exchanges limit the amount of fluctuation permitted in a futures contract's prices during a single trading day. Once the limit has been reached no further trades may be made that day at a price beyond the limit. The price limit will not limit potential losses, and may in fact prevent the prompt liquidation of futures positions, ultimately resulting in further losses. Options and futures traded on foreign exchanges generally are not regulated by US authorities, and may offer less liquidity and less protection to a Fund in the event of default by the other party to the contract.

Except as set forth above under "Derivative Securities: Futures Contracts and Options on Futures Contracts," there is no limit on the percentage of the assets of a Fund that may be at risk with respect to futures contracts and related options or forward currency contracts. A Fund's transactions in options, forward currency contracts, futures contracts, options on futures contracts and swaps may be limited by the requirements for qualification of a Fund as a regulated investment company for tax purposes. See "Taxes." There can be no assurance that the use of these portfolio strategies will be successful.

Foreign Securities. The value of each Fund's investments may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) exchange control or tax regulations in those foreign countries. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or unfavorably affect a Fund's operations. Furthermore, the economies of individual foreign nations may differ from the US economy, whether favorably or unfavorably, in areas such as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position; it may also be more difficult to obtain and enforce a judgment against a foreign issuer. In general, less information is publicly available with respect to non-US issuers than is available with respect to US companies. Most foreign companies are also not subject to the uniform accounting and financial reporting requirements applicable to issuers in the United States. Any foreign investments made by the Funds must be made in compliance with US and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, and a Fund may hold various foreign currencies from time to time, the value of the net assets of a Fund as measured in US dollars will be affected favorably or unfavorably by changes in exchange rates. Generally, the Funds' currency exchange transactions will be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange market. The cost of a Fund's currency exchange transactions will generally be the difference between the bid and offer spot rate of the currency being purchased or sold. In order to protect against uncertainty in the level of future foreign currency exchange rates, the Funds are authorized to enter into certain foreign currency exchange transactions.

In addition, while the volume of transactions effected on foreign securities exchanges has increased in recent years, in most cases it remains appreciably below that of The New York Stock Exchange, Inc. (the "NYSE"). Accordingly, a Fund's foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of US issuers. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of US issuers, may affect portfolio liquidity. In buying and selling securities on foreign exchanges, a Fund normally pays fixed commissions that are generally higher than the negotiated commissions charged in the United States. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers in foreign countries than in the United States.


Emerging Markets. The world's industrialized markets generally include (but are not limited to) the following: Australia, Austria, Bermuda, Belgium, Canada, Cayman Islands, Cyprus, Denmark, Finland, France, Germany, Hong Kong, Iceland, Ireland, Italy, Japan, Kuwait, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Qatar, Singapore, Spain, Sweden, Switzerland, the United Arab Emirates, the United Kingdom, and the United States. The world's emerging markets generally include (but are not limited to) the following: Argentina, Armenia, Azerbaijan, Bahrain, Bangladesh, Barbados, Bhutan, Bolivia, Botswana, Brazil, Bulgaria, Chile, China, Colombia, Costa Rica, Cote d'Ivoire, Croatia, the Czech Republic, the Dominican Republic, Ecuador, Egypt, El Salvador, Estonia, Fiji, Ghana, Greece, Guatemala, Honduras, Hungary, India, Indonesia, Iran, Israel, Jamaica, Jordan, Kazakhstan, Kenya, Korea, Latvia, Lebanon, Lithuania, Macedonia, Malta, Malaysia, Mauritius, Mexico, Moldova, Mongolia, Morocco, Namibia, Nepal, Nigeria, Nigeria, Oman, Pakistan, Panama, Paraguay, Peru, Philippines, Poland, Romania, Russia, Saudi Arabia, Slovakia, Slovenia, South Africa, Sri Lanka, Taiwan, Tanzania, Thailand, Trinidad and Tobago, Tunisia, Turkey, Ukraine, Uruguay, Uzbekistan, Venezuela, West Bank and Gaza, Yugoslavia, Zambia and Zimbabwe.

Investment in securities of issuers based in underdeveloped emerging markets entails all of the risks of investing in securities of non-US issuers outlined above but to a heightened degree. These heightened risks include: (1) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (2) the smaller size of the market for such securities and a low or nonexistent volume of trading, resulting in lack of liquidity and in price volatility; and (3) certain national policies which may restrict a Fund's investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests.

In addition to brokerage commissions, custodial services and other costs relating to investment in emerging markets are generally more expensive than in the United States. Such markets have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of a Fund to make intended securities purchases due to settlement problems could cause a Fund to miss attractive investment opportunities. Inability to dispose of a security due to settlement problems could result either in losses to a Fund due to subsequent declines in the value of the security or, if a Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. See "Illiquid Securities."

Special Considerations Concerning the Pacific Basin. Many Asian countries may be subject to a greater degree of social, political and economic instability than is the case in the United States and European countries. Such instability may result from (1) authoritarian governments or military involvement in political and economic decision-making; (2) popular unrest associated with demands for improved political, economic and social conditions; (3) internal insurgencies;
(4) hostile relations with neighboring countries; and (5) ethnic, religious and racial disaffection.

The economies of most of the Asian countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners, principally, the United States, Japan, China and the European Community. The enactment by the United States or other principal trading partners of protectionist trade legislation, reduction of foreign investment in the local economies and general declines in the international securities markets could have a significant adverse effect upon the securities markets of the Asian countries.

The securities markets in Asia are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the shares of many issuers may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment by a Fund. Similarly, volume and liquidity in the bond markets in Asia are less than in the United States and, at times, price volatility can be greater than in the United States. A limited number of issuers in Asian securities markets may represent a disproportionately large percentage of market capitalization and trading value. The limited liquidity of securities markets in Asia may also affect a Fund's ability to acquire or dispose of securities at the price and time it wishes to do so. A Fund's inability to dispose fully and promptly of positions in declining markets will cause the Fund's net asset value to decline as the value of the unsold positions is marked to lower prices. In addition, the Asian securities markets are susceptible to being influenced by large investors trading significant blocks of securities. Also, many stock markets are undergoing a period of growth and change which may result in trading volatility and difficulties in the settlement and recording of transactions, and in interpreting and applying the relevant law and regulations. See "Illiquid Securities."

Furthermore, each Fund may invest in securities denominated in currencies of Asian countries. Accordingly, changes in the value of these currencies against the US dollar will result in corresponding changes in the US dollar value of the Fund's assets denominated in those currencies.

Rating Services. The ratings of Moody's and S&P represent their opinions as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings are an initial criterion for selection of Fund investments, the Advisor also makes its own evaluation of these securities, subject to review by the Board of Trustees. After purchase by a Fund, an obligation may cease to be rated or its rating may be reduced below the minimum required for purchase by that Fund. Neither event would require that Fund to eliminate the obligation from its portfolio, but the Advisor will consider such an event in its determination of whether a Fund should continue to hold the obligation. A description of the ratings used herein and in the Prospectus is set forth in the Appendix A to this SAI.

Other Investments and Investment Practices


Illiquid Securities. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act, securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Investments in non-publicly traded securities (including Rule 144A Securities) may involve a high degree of business and financial risk and may result in substantial losses. These securities may be less liquid than publicly traded securities, and it may take longer to liquidate these positions than would be the case for publicly traded securities. Companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. An investment in illiquid securities is subject to the risk that, should a Fund desire to sell any of these securities when a ready buyer is not available at a price that is deemed to be representative of their value, the value of a Fund's net assets could be adversely affected.


Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

A large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, non-US securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

The SEC has adopted Rule 144A, which allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. The Advisor anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and non-US issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.

An investment in Rule 144A Securities will be considered illiquid and therefore subject to a Fund's limit on the purchase of illiquid securities unless the Advisor determines that the Rule 144A Securities are liquid. In reaching liquidity decisions, the Advisor may consider, inter alia, the following factors: (i) the unregistered nature of the security; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security and (v) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

Investing in Rule 144A Securities could have the effect of increasing the level of illiquidity in a Fund to the extent that qualified institutional buyers are unavailable or uninterested in purchasing such securities from that Fund. The Board has adopted guidelines and delegated to the Advisor the daily function of determining and monitoring the liquidity of Rule 144A Securities, although the Board will retain ultimate responsibility for any liquidity determinations.

Each Fund will not invest more than 15% of its net assets in illiquid securities, which include repurchase agreements and time deposits maturing in more than seven days and securities that are not readily marketable.

TBA Purchase Commitments. The Funds may enter into TBA purchase commitments to purchase securities for a fixed price at a future date, typically not exceeding 45 days. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date, which risk is in addition to the risk of decline in the value of the Funds' other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities.

When-Issued and Delayed Delivery Securities. Each Fund may purchase securities on a when-issued or delayed delivery basis. Delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The payment obligation and the interest rate that will be received on when-issued and delayed-delivery securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. When-issued securities may include securities purchased on a "when, as and if issued" basis, under which the issuance of the security depends on the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The value of such securities is subject to market fluctuation during this period and no interest or income, as applicable, accrues to a Fund until settlement takes place.

At the time a Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, a Fund identifies on its books cash or liquid assets in an amount at least equal to such commitments. It may be expected that a Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. On delivery dates for such transactions, a Fund will meet its obligations from maturities or sales of the segregated securities and/or from cash flow. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. When a Fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

Repurchase Agreements. Each Fund may engage in repurchase agreement transactions only with US or foreign banks having total assets of at least US$100 million (or its foreign currency equivalent). Under the terms of a typical repurchase agreement, a Fund would acquire any underlying security for a relatively short period (usually not more than one week), subject to an obligation of the seller to repurchase, and that Fund to resell, the obligation at an agreed price and time, thereby determining the yield during that Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during a Fund's holding period. The value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligations, including interest. A Fund bears a risk of loss in the event of default by or bankruptcy of the other party to a repurchase agreement. A Fund may be delayed in, or prevented from, exercising its rights to dispose of the collateralized securities. To the extent that, in the meantime, the value of the securities repurchased had decreased or the value of the securities had increased, a Fund could experience a loss. The Advisor reviews the creditworthiness of those banks and dealers with which a Fund enters into repurchase agreements and monitors on an ongoing basis the value of the securities subject to repurchase agreements to ensure that it is maintained at the required level. A repurchase agreement is considered to be a loan under the 1940 Act.

Reverse Repurchase Agreements. Each Fund may borrow funds by, among other things, agreeing to sell portfolio securities to financial institutions that meet the standards described under "Repurchase Agreements" and to repurchase them at a mutually agreed date and price (a "reverse repurchase agreement"). The Funds may enter into reverse repurchase agreements with banks and domestic broker-dealers. At the time a Fund enters into a reverse repurchase agreement it will segregate cash or liquid securities having a value equal to the repurchase price, including accrued interest. The segregated assets will be marked-to-market daily and additional assets will be segregated on any day in which the assets fall below the repurchase price (plus accrued interest). A Fund's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price of those securities. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Fund's obligation to repurchase the securities, and a Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Reverse repurchase agreements are considered to be borrowings by a Fund.

Mortgage Dollar Rolls. The Funds may enter into mortgage "dollar rolls" in which a Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar, but not identical (same type, coupon and maturity), securities on a specified future date. During the roll period, a Fund forgoes principal and interest paid on the securities. The Funds are compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") or fee income and by the interest earned on the cash proceeds of the initial sale. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. The Funds may enter into both covered and uncovered rolls. At the time a Fund enters into a dollar roll transaction, it will segregate cash or liquid securities having a value not less than the repurchase price (including accrued interest) and will subsequently monitor the segregated assets to ensure that their value is maintained.


Lending of Portfolio Securities. The European Equity Fund may lend its portfolio securities (taken at market value) to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the European Equity Fund's Board of Trustees. The European Equity Fund will not lend securities to the Advisors, the Distributor or their affiliates, except as may be permitted by the 1940 Act or an order from the SEC. The Board of Trustees will make a determination that the fee paid to the placing broker is reasonable. These loans must be collateralized by cash or liquid securities at least equal to the market value of the securities loaned plus accrued income. By lending its securities, the European Equity Fund may increase its income by continuing to receive payments in respect of dividends and interest on the loaned securities as well as by either investing the cash collateral in short-term securities or obtaining yield in the form of interest paid by the borrower when irrevocable letters of credit and US government obligations are used as collateral. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the European Equity Fund. From time to time, the European Equity Fund may return a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the European Equity Fund and that is acting as a "finder."

The European Equity Fund will adhere to the following conditions whenever securities are loaned: (1) the Fund must receive at least 100% collateral consisting of cash or equivalent securities of the type discussed above at least equal to the market value of the securities loaned plus accrued interest from the borrower; (2) the borrower must increase this collateral whenever the market value of the securities including accrued interest rises above the level of the collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) voting rights on the loaned securities may pass to the borrower; provided, however, that if a material event adversely affecting the investment occurs, the Fund must retain the right to terminate the loan and recall and vote the securities. Payments received by the Fund in lieu of any dividends paid on the loaned securities will not be treated as "qualified dividend income" for purposes of determining what portion of the Fund's dividends received by individuals may be taxed at rates generally applicable to long-term capital gains. See "Taxes."

During the term of the loan, the European Equity Fund continues to bear the risk of fluctuations in the price of the loaned securities. In lending securities to brokers, dealers and other organizations, the European Equity Fund is subject to risks which, like those associated with other extensions of credit, include delays in receiving additional collateral, in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. Default by or bankruptcy of a borrower would expose the European Equity Fund to possible loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities. Upon receipt of appropriate regulatory approval, cash collateral may be invested in a money market fund managed by the Advisor (or one of its affiliates) and the Advisor (or one of its affiliates) may serve as the European Equity Fund's lending agent and may share in revenue received from securities lending transactions as compensation for this service.

The Emerging Markets Debt Fund may lend its investment securities to approved institutional borrowers who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, the Emerging Markets Debt Fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would belong to the Emerging Markets Debt Fund. The Emerging Markets Debt Fund may lend its investment securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder, which currently require that (a) the borrower pledge and maintain with the fund at any time, and
(d) the fund receives reasonable interest on the loan (which may include the fund investing any cash collateral in interest bearing short-term investments), and distributions on the loaned securities and any increase in their market value. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers selected by the Emerging Markets Debt Fund's delegate after a commercially reasonable review of relevant facts and circumstances, including the creditworthiness of the borrower.

At the present time, the staff of the SEC does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company's Board of Trustees/Directors. In addition, voting rights may pass with the loaned securities, but if a material event occurs affecting an investment on loan, the loan must be called and the securities voted. Pursuant to an exemptive order granted by the SEC, cash collateral received by the Emerging Markets Debt Fund may be invested in a money market fund managed by the Advisor (or one of its affiliates).


Borrowing. Each Fund may borrow for temporary or emergency purposes. This borrowing may be unsecured. Among the forms of borrowing in which each Fund may engage is entering into reverse repurchase agreements. The 1940 Act requires a Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the asset coverage should decline below 300% as a result of market fluctuations or for other reasons, a Fund is required to sell some of its portfolio securities within three days to reduce its borrowings and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Borrowing may exaggerate the effect on net asset value of any increase or decrease in the market value of the portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. A Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. See "Investment Restrictions."

Short Sales. The Funds may engage in short sales with respect to securities that it owns or has the right to obtain (for example, through conversion of a convertible bond). These transactions, known as short sales "against the box," allow a Fund to hedge against price fluctuations by locking in a sale price for securities it does not wish to sell immediately. In a short sale, a Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. If the Funds engage in a short sale, the collateral for the short position will be segregated.

The Funds do not intend to engage in short sales against the box for investment purposes. Each Fund may, however, make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by a Fund (or a security convertible or exchangeable for such security). In such case, any future losses in a Fund's long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount a Fund owns. There will be certain additional transaction costs associated with short sales against the box, but a Fund will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

Other Investment Companies. Each Fund may invest in the securities of other US-registered investment companies. Each Fund may not invest more than 5% of its total assets in the securities of any one such investment company or acquire more than 3% of the voting securities of any other such investment company. A Fund will indirectly bear its proportionate share of any management or other fees paid by investment companies in which it invests, in addition to its own fees.


Temporary Defensive Investments. For temporary defensive purposes during periods when the Advisor determines that conditions warrant, a Fund may invest all or a portion of its assets in cash and investment grade money market instruments, including (but not limited to) securities issued or guaranteed by the US government, its agencies or instrumentalities; certificates of deposit, time deposits, and bankers' acceptances issued by banks or savings and loans associations having net assets of at least $100 million as of the end of their most recent fiscal year; commercial paper rated at the time of purchase at least A-2 by S&P or P-2 by Moody's, or unrated commercial paper determined by the Advisor to be of comparable quality; repurchase agreements involving any of the foregoing; and, to the extent permitted by applicable law, shares of other investment companies investing solely in money market instruments.


Diversification. The European Equity Fund is "diversified" under the 1940 Act and is also subject to issuer diversification requirements imposed on regulated investment companies by Subchapter M of the Code. See "Investment Restrictions" and "Taxes."

The Emerging Markets Debt Fund is "non-diversified" under the 1940 Act, which means that the Emerging Markets Debt Fund is not limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer. As a non-diversified investment company, the Emerging Markets Debt Fund may invest a greater proportion of its assets in the obligations of a small number of issuers and, as a result, may be subject to greater risk with respect to portfolio securities. To the extent that the Emerging Markets Debt Fund assumes large positions in the securities of a small number of issuers, its return may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market's assessment of the issuers.

The Emerging Markets Debt Fund is subject to certain federal tax diversification requirements and to the policies adopted by the Advisor. To qualify as a "regulated investment company," the Emerging Markets Debt Fund will comply with certain requirements, including limiting its investments so that at the close of each quarter of the taxable year (i) not more than 25% of the market value of its total assets will be invested in the securities of a single issuer, and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer, and the Emerging Markets Debt Fund will not own more than 10% of the outstanding voting securities of a single issuer. These federal tax diversification requirements are subject to certain qualifications and exceptions.

Concentration of Investments. As a matter of fundamental policy, no Fund may invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (except US government securities).


Investment of Uninvested Cash Balances. Each Fund may have cash balances that have not been invested in portfolio securities ("Uninvested Cash"). Uninvested Cash may result from a variety of sources, including dividends or interest received from portfolio securities, unsettled securities transactions, reserves held for investment strategy purposes, scheduled maturity of investments, liquidation of investment securities to meet anticipated redemptions or dividend payments, and new cash received from investors. Uninvested Cash may be invested directly in money market instruments or other short-term debt obligations. Pursuant to an exemptive order issued by the SEC, each Fund may use Uninvested Cash to purchase shares of affiliated funds, including money market funds and Scudder Cash Management QP Trust, or entities for which the Advisor may act as investment advisor now or in the future that operate as cash management investment vehicles but are excluded from the definition of investment company pursuant to Section 3(c)(1) or 3(c)(7) of the 1940 Act (collectively, the "Central Funds") in excess of the limitations of Section 12(d)(1) of the 1940 Act. Investment by a Fund in shares of the Central Funds will comply with Rule 2a-7 under the 1940 Act and will be in accordance with such Fund's investment policies and restrictions.

Each Fund will invest Uninvested Cash in Central Funds only to the extent that such Fund's aggregate investment in the Central Funds does not exceed 25% of its total assets. Purchase and sales of shares of Central Funds are made at net asset value.


                              TRUSTEES AND OFFICERS


The overall business and affairs of the Trust and the Funds are managed by the Board of Trustees. The Board approves all significant agreements between the Trust/Funds and persons or companies furnishing services to the Trust/Funds, including the Trust/Funds' agreements with its investment advisor, distributor, custodian and transfer agent. The Board of Trustees and the executive officers are responsible for managing the Trust/Funds' affairs and for exercising the Trust/Funds' powers except those reserved for the shareholders and those assigned to the Advisor or other service providers. Each Trustee holds office until he or she resigns, is removed or a successor is elected and qualified. Each officer is elected to serve until he or she resigns, is removed or a successor has been duly appointed and qualified.

The following information is provided for each Trustee and officer of the Trust and the Funds' Board as of the end of the most recently completed calendar year. The first section of the table lists information for each Trustee who is not an "interested person" of the Trust and Funds (as defined in the 1940 Act) (an "Independent Trustee"). Information for each Non-Independent Trustee ("Interested Trustee") follows. The Interested Trustees are considered to be interested persons as defined by the 1940 Act because of their employment with either the Funds' advisor and/or underwriter. The mailing address for the Trustees and officers with respect to the Trust's operations is One South Street, Baltimore, Maryland, 21202.

The following individuals hold the same position with the Funds and the Trust.




Independent Trustees

---------------------------------------------------------------------------------------------------------------------
Name, Date of Birth,
Position with the                                                                                  Number of Funds
Fund and Length of         Business Experience and Directorships                                   in the Fund
Time Served(1,2)           During the Past 5 Years                                                 Complex Overseen
---------------------------------------------------------------------------------------------------------------------
Richard R. Burt            Chairman, Diligence LLC (international information-collection and               68
2/3/47                     risk-management firm (September 2002-present); Chairman, IEP Advisors,
Trustee since 2002         Inc. (July 1998 to present); Chairman of the Board, Weirton Steel
                           Corporation(3) (April 1996 to present); Member of the
                           Board, Hollinger International, Inc.(3) (publishing)
                           (September 1995 to present), HCL Technologies Limited
                           (information technology) (April 1999 to present), UBS
                           Mutual Funds (formerly known as Brinson and Mitchell
                           Hutchins families of funds) (registered investment
                           companies) (September 1995 to present); and Member,
                           Textron Inc.(3) International Advisory Council (July
                           1996 to present). Formerly, Partner, McKinsey &
                           Company (consulting) (1991-1994) and US Chief
                           Negotiator in Strategic Arms Reduction Talks (START)
                           with former Soviet Union and US Ambassador to the
                           Federal Republic of Germany (1985-1991); Member of
                           the Board, Homestake Mining(3) (mining and exploration)
                           (1998-February 2001), Archer Daniels Midland Company(3)
                           (agribusiness operations) (October 1996-June 2001)
                           and Anchor Gaming (gaming software and equipment)
                           (March 1999 -December 2001).
--------------------------------------------------------------------------------------------------------------------
S. Leland Dill             Trustee, Phoenix Zweig Series Trust (since September 1989), Phoenix             66
3/28/30                    Euclid Market Neutral Funds (since May 1998) (registered investment
Trustee since 2002         companies); Retired (since 1986). Formerly, Partner, KPMG Peat Marwick
                           (June 1956-June 1986); Director, Vintners
                           International Company Inc. (wine vintner) (June
                           1989-May 1992), Coutts (USA) International (January
                           1992-March 2000), Coutts Trust Holdings Ltd., Coutts
                           Group (private bank) (March 1991-March 1999); General
                           Partner, Pemco (investment company) (June 1979-June
                           1986).
--------------------------------------------------------------------------------------------------------------------
Martin J. Gruber           Nomura Professor of Finance, Leonard N. Stern School of Business, New           66
7/15/37                    York University (since September 1964); Trustee, CREF (pension fund)
Trustee since 2002         (since January 2000); Director, Japan Equity Fund, Inc. (since January
                           1992), Thai Capital Fund, Inc. (since January 2000) and Singapore Fund,
                           Inc. (since January 2000) (registered investment companies). Formerly,
                           Trustee, TIAA (pension fund) (January 1996-January 2000); Director, S.G.
                           Cowen Mutual Funds (January 1985- January 2001).
--------------------------------------------------------------------------------------------------------------------
Joseph R. Hardiman         Private Equity Investor (January 1997 to present); Director, Corvis             66
5/27/37                    Corporation(3) (optical networking equipment) (July 2000 to present),
Trustee since 2002         Brown Investment Advisory & Trust Company (investment advisor) (February
                           2001 to present), The Nevis Fund (registered investment company) (July
                           1999 to present), and ISI Family of Funds (registered investment companies) (March 1998 to present).  Formerly, Director, Soundview
                           Technology Group Inc. (investment banking) (July 1998 to January 2004)
                           and Director, Circon Corp.(3) (medical instruments) (November 1998-January
                           1999); President and Chief Executive Officer, The National Association
                           of Securities Dealers, Inc. and The NASDAQ Stock Market, Inc.
                           (1987-1997); Chief Operating Officer of Alex. Brown & Sons Incorporated
                           (now Deutsche Bank Securities Inc.) (1985-1987); General Partner, Alex.
                           Brown & Sons Incorporated (now Deutsche Bank Securities Inc.)
                           (1976-1985).
--------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
Name, Date of Birth,
Position with the                                                                                  Number of Funds
Fund and Length of         Business Experience and Directorships                                   in the Fund
Time Served(1,2)           During the Past 5 Years                                                 Complex Overseen
---------------------------------------------------------------------------------------------------------------------
Richard J. Herring         Jacob Safra Professor of International Banking and Professor, Finance           66
2/18/46                    Department, The Wharton School, University of Pennsylvania (since July
Trustee since 2002         1972); Director, Lauder Institute of International Management Studies
                           (since July 2000); Co-Director, Wharton Financial Institutions Center
                           (since July 2000). Formerly, Vice Dean and Director, Wharton
                           Undergraduate Division (July 1995-June 2000).
--------------------------------------------------------------------------------------------------------------------
Graham E. Jones            Senior Vice President, BGK Realty, Inc. (commercial real estate) (since         66
1/31/33                    1995); Trustee, 8 open-end mutual funds managed by Weiss, Peck & Greer
Trustee since 1993         (since 1985) and Trustee of 18 open-end mutual funds managed by Sun
                           Capital Advisers, Inc. (since 1998).
--------------------------------------------------------------------------------------------------------------------
Rebecca W. Rimel           President and Chief Executive Officer, The Pew Charitable Trusts                66
4/10/51                    (charitable foundation) (1994 to present); Executive Vice
                           President, The Trustee since 2002 Glenmede Trust Company
                           (investment trust and wealth management) (1983 to present).
                           Formerly, Executive Director, The Pew Charitable Trusts
                           (1988-1994).
--------------------------------------------------------------------------------------------------------------------
Philip Saunders, Jr.       Principal, Philip Saunders Associates (economic and financial                   66
10/11/35                   consulting) (since November 1988). Formerly, Director, Financial
Trustee since 2002         Industry Consulting, Wolf & Company (consulting)(1987-1988); President,
                           John Hancock Home Mortgage Corporation (1984-1986); Senior Vice
                           President of Treasury and Financial Services, John Hancock Mutual Life
                           Insurance Company, Inc. (1982-1986).
--------------------------------------------------------------------------------------------------------------------
William N. Searcy          Private investor since October 2003; Trustee of 18 open-end mutual funds        66
9/03/46                    managed by Sun Capital Advisers, Inc. (since October 1998). Formerly,
Trustee since 1993         Pension & Savings Trust Officer, Sprint Corporation(3)
                           (telecommunications) (since November 1989).
--------------------------------------------------------------------------------------------------------------------
Robert H. Wadsworth        President, Robert H. Wadsworth Associates, Inc. (consulting firm) (May          69
1/29/40                    1983 to present).  Formerly, President and Trustee, Trust for
Trustee since 2002         Investment Managers (registered investment company) (April 1999- June
                           2002). President, Investment Company Administration,
                           L.L.C. (January 1992*-July 2001); President,
                           Treasurer and Director, First Fund Distributors, Inc.
                           (June 1990-January 2002); Vice President,
                           Professionally Managed Portfolios (May 1991-January
                           2002) and Advisors Series Trust (October 1996-January
                           2002) (registered investment companies).

                            *    Inception date of the corporation which was the
                                 predecessor to the L.L.C.
--------------------------------------------------------------------------------------------------------------------

Interested Trustee

---------------------------------------------------------------------------------------------------------------------
Name, Date of Birth,
Position with the                                                                                  Number of Funds
Fund and Length of         Business Experience and Directorships                                   in the Fund
Time Served(1,2)           During the Past 5 Years                                                 Complex Overseen
---------------------------------------------------------------------------------------------------------------------
Richard T. Hale(4)         Managing Director, Deutsche Investment Management Americas Inc.                201
7/17/45                    (2003-present); Managing Director, Deutsche Bank Securities Inc.
Chairman and Trustee since (formerly Deutsche Banc Alex. Brown Inc.) and Deutsche Asset Management
2002. Chief Executive      (1999 to present); Director and President, Investment Company Capital
Officer since 2003.        Corp. (registered investment advisor) (1996 to present); Director,
                           Deutsche Global Funds, Ltd. (2000 to present), CABEI
                           Fund (2000 to present), North American Income Fund
                           (2000 to present) (registered investment companies);
                           Director, Scudder Global Opportunities Fund (since
                           2003); Director/Officer, Deutsche/Scudder Mutual
                           Funds (various dates); President, Montgomery Street
                           Securities, Inc. (2002 to present) (registered
                           investment companies); Vice President, Deutsche Asset
                           Management, Inc. (2000 to present); Formerly,
                           Director, ISI Family of Funds (registered investment
                           company; 4 funds overseen) (1992-1999).
---------------------------------------------------------------------------------------------------------------------

Officers

---------------------------------------------------------------------------------------------------------------------
Name, Date of Birth,
Position with the
Fund and Length of         Business Experience and Directorships
Time Served(1,2)           During the Past 5 Years
---------------------------------------------------------------------------------------------------------------------
Brenda Lyons(5)            Managing Director, Deutsche Asset Management.
2/21/63
President since 2003
---------------------------------------------------------------------------------------------------------------------
Kenneth Murphy(5)          Vice President, Deutsche Asset Management (2000-present); formerly, Director, John
10/13/63                   Hancock Signature Services (1992-2000).
Vice President and
Anti-Money Laundering
Compliance Officer since
2002
---------------------------------------------------------------------------------------------------------------------
Charles A. Rizzo(5)        Director, Deutsche Asset Management (April 2000 to present). Formerly, Vice President and
8/5/57                     Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.)
Treasurer and Chief        (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP)
Financial Officer since    (1993-1998).
2002
---------------------------------------------------------------------------------------------------------------------
John Millette(5)           Director, Deutsche Asset Management
8/23/62
Secretary since 2003
---------------------------------------------------------------------------------------------------------------------
Daniel O. Hirsch           Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche Global
3/27/54                    Funds Ltd. (2002-present). Formerly, Director, Deutsche Asset Management (1999-2002),
Assistant Secretary since  Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999);
2003                       Assistant General Counsel, United States Securities and Exchange Commission (1993-1998).
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
Name, Date of Birth,
Position with the
Fund and Length of         Business Experience and Directorships
Time Served(1,2)           During the Past 5 Years
---------------------------------------------------------------------------------------------------------------------
Caroline Pearson(5)        Managing Director, Deutsche Asset Management.
4/1/62
Assistant Secretary, since
2002
---------------------------------------------------------------------------------------------------------------------
Bruce A. Rosenblum         Director, Deutsche Asset Management.
9/14/60
Vice President since 2003
and Assistant Secretary
since 2002
---------------------------------------------------------------------------------------------------------------------
Salvatore Schiavone(5)     Director, Deutsche Asset Management
11/03/65
Assistant Treasurer since
2003
---------------------------------------------------------------------------------------------------------------------
Lucinda Stebbins(5)        Director, Deutsche Asset Management
11/19/45
Assistant Treasurer since
2003
---------------------------------------------------------------------------------------------------------------------
Kathleen Sullivan          Director, Deutsche Asset Management
D'Eramo(5)
1/27/57
Assistant Treasurer since
2003
---------------------------------------------------------------------------------------------------------------------

(1) Unless otherwise indicated, the mailing address of each Trustee and Officer with respect to Fund operations is One South Street, Baltimore, MD 21202.

(2) Length of time served represents the date that each Trustee or Officer first began serving in that position with Scudder MG Investments Trust of which these Funds are each a series.

(3) A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

(4)   Mr. Hale is a Trustee who is an "interested person" within the meaning of
      Section 2(a)(19) of the 1940 Act. Mr. Hale is Vice President of the Advisor and a Managing Director of Deutsche Asset Management, the US asset management unit of Deutsche Bank AG and its affiliates.

(5)   Address: Two International Place, Boston, Massachusetts 02110.

Each Officer also holds similar positions for other investment companies for which DeAM, Inc. or an affiliate serves as the advisor.

Officers' Role with Principal Underwriter: Scudder Distributors, Inc.

Kenneth Murphy:                Vice President
Caroline Pearson:              Secretary


Trustee Ownership in the Funds


                                                                                         Aggregate Dollar Range of
                                                               Dollar Range of           Ownership as of 12/31/03
                                   Dollar Range of         Beneficial Ownership in       in Every Fund Overseen by
                               Beneficial Ownership in      Emerging Markets Debt             Trustee in the
Trustee                        European Equity Fund(1)             Fund(1)                    Fund Complex(2)
-------                        -----------------------             -------                    ---------------

Independent Trustees:
---------------------

Richard R Burt                      None                        None                            Over $100,000
S. Leland Dill                      None                        None                            Over $100,000
Martin J. Gruber                    None                        None                            Over $100,000
Joseph R. Hardiman                  None                        None                            Over $100,000
Richard J. Herring                  None                        None                            Over $100,000
Graham E. Jones                     $1 - $10,001                None                            Over $100,000
Rebecca W. Rimel                    None                        None                            Over $100,000
Philip Saunders, Jr.                None                        None                            Over $100,000
William N. Searcy                   None                        None                            Over $100,000
Robert H. Wadsworth                 None                        None                            Over $100,000

Interested Trustee
------------------

Richard T. Hale                     None                        None                            Over $100,000


(1) The amount shown includes share equivalents of funds which the board member is deemed to be invested pursuant to the Funds' deferred compensation plan. The inclusion therein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of the shares.

(2) Securities beneficially owned as defined under the 1934 Act include direct and/or indirect ownership of securities where the director's economic interest is tied to the securities, employment ownership and securities when the director can exert voting power and when the director has authority to sell the securities. The dollar ranges are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, over $100,000.

As of February 17, 2004, the Trustees and Officers of the Trust, as a group, owned less than 1% of each Funds' outstanding Class A, B, C, Institutional and Investment Shares, as applicable.

To the best of the Funds' knowledge, as of February 17, 2004, no person owned of record or beneficially 5% or more of any class of the Funds' outstanding shares except as noted below.

As of February 17, 2004, 6,645 shares in the aggregate, or 6.81% of the outstanding shares of Scudder European Equity Fund, Class A were held in the name of First Clearing LLC, for the benefit of account 1459-2581, Harry Berger IRA, 39 Locust Road, Winnetka, IL 60093-3725, who may be deemed to be the beneficial owner of certain of these shares.

As of February 17, 2004, 14,723 shares in the aggregate, or 15.09% of the outstanding shares of Scudder European Equity Fund Class A were held in the name of Pershing LLC, P.O. Box 2052, Jersey City, NJ 07303-2052, who may be deemed to be the beneficial owner of certain of these shares.

As of February 17, 2004, 4,989 shares in the aggregate, or 5.11% of the outstanding shares of Scudder European Equity Fund, Class A were held in the name of First Clearing Corporation, for the benefit of Mr. Edward J. Schneidman, account #7460-0919, 190 South La Salle Street, Chicago, IL 60603-3410, who may be deemed to be the beneficial owner of certain of these shares.

As of February 17, 2004, 9,867 shares in the aggregate, or 27.44% of the outstanding shares of Scudder European Equity Fund, Class B were held in the name of RPM000 Vogel Kelly Knutson Weir Bye, Pension Plan dated 10/1/78, P.O. Box 250, Church Street Station, New York, NY 10008-0250, who may be deemed to be the beneficial owner of certain of these shares.

As of February 17, 2004, 2,329 shares in the aggregate, or 6.48% of the outstanding shares of Scudder European Equity Fund, Class B were held in the name of Scudder Trust Company, for the benefit of IRA R/O Gerhard Krois, 337 Sandhurst Lane, South Elgin, IL 60177-2919, who may be deemed to be the beneficial owner of certain of these shares.

As of February 17, 2004, 24,790 shares in the aggregate, or 42.13% of the outstanding shares of Scudder European Equity Fund, Class C were held in the name of NFSC, for the benefit of Mr. Lloyd M. Sanchez and Ms. Dorothy B. Sanchez for the benefit of Mr. Richard L. Sanchez, account #STL-752517, 2405 Quincy Street NE, Albuquerque, NM 87110-4047, who may be deemed to be the beneficial owner of certain of these shares.

As of February 17, 2004, 5,941 shares in the aggregate, or 10.10% of the outstanding shares of Scudder European Equity Fund, Class C were held in the name of Pershing LLC, P.O. Box 2052, Jersey City, NJ 07303-2052, who may be deemed to be the beneficial owner of certain of these shares.

As of February 17, 2004, 2,946 shares in the aggregate, or 5.01% of the outstanding shares of Scudder European Equity Fund, Class C were held in the name of Pershing LLC, P.O. Box 2052, Jersey City, NJ 07303-2052, who may be deemed to be the beneficial owner of certain of these shares.

As of February 17, 2004, 3,284 shares in the aggregate, or 5.58% of the outstanding shares of Scudder European Equity Fund, Class C were held in the name of Mr. James H. Simon and Ms. Beth M. Simon, 2 College Circle, Mason City, IA 50401-7209, who may be deemed to be the beneficial owner of certain of these shares.

As of February 17, 2004, 3,583 shares in the aggregate, or 6.09% of the outstanding shares of Scudder European Equity Fund, Class C were held in the name of Cheng H. Pan MD, 119 West 6th Street, East Liverpool, OH 43920-2921, who may be deemed to be the beneficial owner of certain of these shares.

As of February 17, 2004, 3,502 shares in the aggregate, or 5.95% of the outstanding shares of Scudder European Equity Fund, Class C were held in the name of LPL Financial Services, for the benefit of account #7174-1371, 9785 Towne Center Drive, San Diego, CA 92121-1968, who may be deemed to be the beneficial owner of certain of these shares.

As of February 17, 2004, 3,168 shares in the aggregate, or 5.38% of the outstanding shares of Scudder European Equity Fund, Class C were held in the name of Bear Stearns Securities Corp., for the benefit of account 654-97280-19, 1 Metrotech Center North, Brooklyn, NY 11201-3870, who may be deemed to be the beneficial owner of certain of these shares.

As of February 17, 2004, 169,608 shares in the aggregate, or 53.07% of the outstanding shares of Scudder European Equity Fund, Investment Class were held in the name of Charles Schwab & Co. Inc., Special Custody Account, Mutual Funds Department, 101 Montgomery Street, San Francisco, CA 94104-4122, who may be deemed to be the beneficial owner of certain of these shares.

As of February 17, 2004, 76,433 shares in the aggregate, or 23.92% of the outstanding shares of Scudder European Equity Fund, Investment Class were held in the name of National Financial Services Corp., for the exclusive benefit of Mr. John T. Campbell, Attn. Mutual Funds-No Loads-5th Floor, 200 Liberty Street, New York, NY 10281-1003, who may be deemed to be the beneficial owner of certain of these shares.

As of February 17, 2004, 147,236 shares in the aggregate, or 30.69% of the outstanding shares of Scudder European Equity Fund, Institutional Class were held in the name of National Financial Services Corporation for the benefit of Mr. John T. Campbell, Attn. Mutual Funds-No Loads-5th Floor, 200 Liberty Street, New York, NY 10281-1003, who may be deemed to be the beneficial owner of certain of these shares.

As of February 17, 2004, 48,690 shares in the aggregate, or 10.15% of the outstanding shares of Scudder European Equity Fund, Institutional Class were held in the name of Charles Schwab & Co. Inc., Special Custody Account, Mutual Funds Department, 101 Montgomery Street, San Francisco, CA 94104-4122, who may be deemed to be the beneficial owner of certain of these shares.

As of February 17, 2004, 80,377 shares in the aggregate, or 16.75% of the outstanding shares of Scudder European Equity Fund, Institutional Class were held in the name of Remy Capital Partners II LP, 1801 Century Park East, Suite 1111, Los Angeles, CA 90067-2313, who may be deemed to be the beneficial owner of certain of these shares.

As of February 17, 2004, 48,927shares in the aggregate, or 10.20% of the outstanding shares of Scudder European Equity Fund, Institutional Class were held in the name of National Investor Services Corp., for the exclusive benefit of account #097-50000-19, 55 Water Street, Floor 32, New York, NY 10041-0028, who may be deemed to be the beneficial owner of certain of these shares.

As of February 17, 2004, 82,109,744 shares in the aggregate, or 14.02% of the outstanding shares of Scudder Emerging Markets Debt Fund, Institutional Class were held in the name of Public School Employees Retirement System, c/o State Street Pennsylvania Services, 30 North 3rd Street, Suite 750, Harrisburg, PA 17101-1712, who may be deemed to be the beneficial owner of certain of these shares.

As of February 17, 2004, 4,497,788 shares in the aggregate, or 29.88% of the outstanding shares of Scudder Emerging Markets Debt Fund, Institutional Class were held in the name of Public School Employees Retirement System, c/o State Street Pennsylvania Services, 30 North 3rd Street, Suite 750, Harrisburg, PA 17101-1712, who may be deemed to be the beneficial owner of certain of these shares.

As of February 17, 2004, 1,435,886 shares in the aggregate, or 9.54% of the outstanding shares of Scudder Emerging Markets Debt Fund, Institutional Class were held in the name of Mellon Nominees, for the benefit of account #SWBF6957002, 121 East Wilson Street, P.O. Box 7847, Madison, WI 53707-7847, who may be deemed to be the beneficial owner of certain of these shares.

As of February 17, 2004, 1,411,860 shares in the aggregate, 9.38% of the outstanding shares of Scudder Emerging Markets Debt Fund, Institutional Class were held in the name of Arkansas Public Employees Retirement System, 124 West Capital, Suite 400, Littlerock, AR 72201-3700, who may be deemed to be the beneficial owner of certain of these shares.

Ownership in Securities of The Advisor and Related Companies

As reported to the Funds, the information in the following table reflects ownership by the Independent Trustees and their immediate family members of certain securities as of December 31, 2003. An immediate family member can be a spouse, children residing in the same household including step and adoptive children and any dependents. The securities represent ownership in an investment advisor or principal underwriter of the Funds and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Funds (including Deutsche Bank AG).


                               Owner and                                           Value of        Percent of Class
                              Relationship                                     Securities on an    on an Aggregate
Independent Trustee            to Trustee        Company      Title of Class    Aggregate Basis         Basis
-------------------            ----------        -------      --------------    ---------------         -----

Richard R. Burt                   --              None              --                --                 --
S. Leland Dill                    --              None              --                --                 --
Martin J. Gruber                  --              None              --                --                 --
Joseph R. Hardiman                --              None              --                --                 --
Richard Herring                   --              None              --                --                 --
Graham E. Jones                   --              None              --                --                 --
Rebecca W. Rimel                  --              None              --                --                 --
Philip Saunders, Jr.              --              None              --                --                 --
William N. Searcy                 --              None              --                --                 --
Robert H. Wadsworth               --              None              --                --                 --



Information Concerning Committees and Meetings of Trustees


The Boards of Trustees of the Trust met six times during the calendar year ended December 31, 2003 and each Trustee attended at least 75% of the meetings of the Boards and meetings of the committees of the Boards of Trustees on which such Trustee served.

Board Committee. The current Board of Trustees was elected on July 30, 2002. The Trust's Board currently has the following committees:

Audit Committee: The Audit Committee selects the independent auditors for the Funds, confers with the independent auditors regarding the Fund's financial statements, the results of audits and related matters, and performs such other tasks as it deems necessary or appropriate. The Audit Committee approves all significant services proposed to be performed by the independent auditors and considers the possible effect of such services on their independence. The members of the Audit Committee are S. Leland Dill (Chair) and all of the Independent Trustees. The Audit Committee met seven times during the calendar year ended December 31, 2003.

Nominating and Governance Committee: The primary responsibilities of the Nominating and Governance Committee, consisting of all the Independent Trustees, are to make recommendations to the Board on issues related to the composition and operation of the Board, and communicate with management on those issues. The Nominating and Governance Committee also evaluates and nominates Board member candidates.* The Nominating and Governance Committee, which meets as often as deemed appropriate by the Committee, met once during the calendar year ended December 31, 2003.

Valuation Committee: The Valuation Committee is authorized to act for the Board of Trustees in connection with the valuation of portfolio securities held by the Funds in accordance with the Trust's Valuation Procedures. Messrs. Hale, Saunders and Wadsworth are members of the Committee, with Messrs. Burt, Dill, Gruber, Hardiman, Herring, Jones, Searcy and Ms. Rimel as alternates. Two Trustees constitute a quorum for meetings of the Valuation Committee. The Valuation Committee met four times during the calendar year ended December 31, 2003.

Additional Committees. On February 25, 2003, the Board of Trustees organized a Fixed Income Committee, an Equity Committee and an Operations Committee. The members of the Fixed Income Committee are Messrs. Jones and Searcy and Ms. Rimel. The members of the Equity Committee are Messrs. Burt, Gruber, Hardiman and Herring. The members of the Operations Committee are Messrs. Dill, Saunders and Wadsworth. The Fixed Income, Equity and Operations Committees periodically review the investment performance and operations of the Funds. The Fixed Income Committee met five times, the Equity Committee met five times and the Operations Committee met eight times during the calendar year ended December 31, 2003.

* Fund shareholders may also submit nominees that will be considered by the Committee when a Board vacancy occurs. Submissions should be mailed to the attention of the Secretary of the Funds.

Remuneration. Officers of the Trust receive no direct remuneration from the Trust. Officers and Trustees of the Trust who are officers or trustees of Deutsche Asset Management or the Advisor may be considered to have received remuneration indirectly. Each Trustee who is not an "interested person" of the Trust (as defined in the 1940 Act) (an "Independent Trustee") receives compensation from the Trust for his or her services, which includes an annual retainer fee and an attendance fee for each Board meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board meetings). Additionally, each Independent Trustee receives a fee for each telephonic Audit Committee or Board meeting in which he or she participates. Each Independent Trustee also may receive a fee for certain special committee meetings attended. In addition, the Chair of the Audit Committee receives an annual fee for his services.

Members of the Board of Trustees who are employees of the Advisor or its affiliates receive no direct compensation from either Fund, although they are compensated as employees of the Advisor, or its affiliates, and as a result may be deemed to participate in fees paid by either Fund. The following table shows compensation received by each Trustee from each Fund and aggregate compensation from the Fund Complex during the calendar year 2003.

Members of the Board of Trustees who are employees of the Advisor or its affiliates receive no direct compensation from either Fund, although they are compensated as employees of the Advisor, or its affiliates, and as a result may be deemed to participate in fees paid by either Fund. The following table shows compensation received by each Trustee from the Fund and aggregate compensation from the Fund Complex during the calendar year 2003.

                              Compensation from Scudder       Pension or Retirement       Total Compensation Paid to
                                      European            Benefits Accrued as Part of     Trustees from the Fund and
Name of Trustee                      Equity Fund                  Fund Expenses              the Fund Complex (1)
---------------                      -----------                  -------------              ----------------

Richard R. Burt                            $231                         $                               $168,640
S. Leland Dill                             $234                         $                               $141,000
Martin J. Gruber                           $232                         $                               $140,939
Richard T. Hale                              $0                         $                                     $0
Joseph R. Hardiman(2)                      $232                         $                               $136,000
Richard J. Herring(2)                      $276                         $                               $139,390
Graham E. Jones                            $232                         $                               $136,000
Rebecca W. Rimel(2)                        $277                         $                               $142,780
Philip Saunders, Jr. (2)                   $231                         $                               $135,970
William N. Searcy                          $232                         $                               $136,000
Robert H. Wadsworth                        $232                         $                               $170,000

                                                              Pension or Retirement       Total Compensation Paid to
                              Compensation from Scudder    Benefits Accrued as Part of    Trustees from the Fund and
Name of Trustee              Emerging Markets Debt Fund           Fund Expenses               the Fund Complex(1)
---------------              --------------------------           -------------               -------------------

Richard R. Burt,                           $405                         $                               $168,640
S. Leland Dill                             $416                         $                               $141,000
Martin J. Gruber                           $406                         $                               $140,939
Richard T. Hale                              $0                         $                                     $0
Joseph R. Hardiman(2)                      $406                         $                               $136,000
Richard J. Herring(2)                      $414                         $                               $139,390
Graham E. Jones                            $406                         $                               $136,000
Rebecca W. Rimel(2)                        $420                         $                               $142,780
Philip Saunders, Jr. (2)                   $404                         $                               $135,970
William N. Searcy                          $406                         $                               $136,000
Robert H. Wadsworth,                       $406                         $                               $170,000

(1) During calendar year 2003, the total number of funds overseen by each Trustee was 68 funds except for Messrs. Burt (70 funds), Gruber (69 funds), Hale (201 funds) and Wadsworth (71 funds).

(2) Of the amounts payable to Ms. Rimel and Messrs. Hardiman, Herring and Saunders, $124,889, $48,150, $33,803 and $122,498, respectively, was deferred pursuant to a deferred compensation plan.


Code of Ethics

The Board of Trustees of the Trust has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Trust's Code of Ethics permits access persons of the Funds to invest in securities for their own accounts, but requires compliance with the Code's preclearance requirements, subject to certain exceptions. In addition, the Trust's Code provides for trading blackout periods that prohibit trading by personnel within periods of trading by the Funds in the same security. The Trust's Code prohibits short term trading profits, prohibits personal investment in initial public offerings and requires prior approval with respect to purchases of securities in private placements.


The Funds' advisor, subadvisor and its affiliates (including the Funds' Distributor, SDI) have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act (the "Consolidated Code"). The Consolidated Code permits access persons to trade in securities for their own accounts, subject to compliance with the Consolidated Code's preclearance requirements, that may be purchased or held by the Funds. In addition, the Consolidated Code also provides for trading "blackout periods" that prohibit trading by personnel within periods of trading by the Funds in the same security. The Consolidated Code also prohibits short term trading profits and personal investment in initial public offerings and requires prior approval with respect to purchases of securities in private placements.

                             FUND SERVICE PROVIDERS

Investment Advisory and Other Services


Deutsche Asset Management Investment Services Limited ("DeAMIS"), located at One Appold Circus, London, England, acts as investment advisor to the Emerging Markets Debt Fund. Deutsche Asset Management, Inc. ("DeAM, Inc."), located at 280 Park Avenue, New York, New York, acts as investment advisor to European Equity Fund. Each of DeAMIS and DeAM, Inc. are referred to individually as an "Advisor" and collectively as the "Advisors." In addition, DeAMIS serves as subadvisor ("Subadvisor") to the European Equity Fund.

DeAMIS acts as investment advisor to the Emerging Markets Debt Fund pursuant to the terms of an Investment Advisory Agreement between the Trust and DeAMIS. DeAM, Inc. acts as investment advisor to the European Equity Fund pursuant to the terms of an Investment Advisory Agreement between the Trust and DeAM, Inc. The management contracts referenced above are each referred to as an "Advisory Agreement" and collectively herein as the "Advisory Agreements." DeAMIS acts as Subadvisor to the European Equity Fund pursuant to an Investment Sub-Advisory Agreement (the "Sub-Advisory Agreement").

Each Fund is managed by a team of investment professionals who each play an important role in a Fund's management process. Team members work together to develop investment strategies and select securities for a Fund's portfolio. This team works for the Advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The Advisor or its affiliates believe(s) its team approach benefits Fund investors by bringing together many disciplines and leveraging its extensive resources. Team members with primary responsibility for management of the Funds, as well as team members who have other ongoing management responsibilities for each Fund, are identified in each Fund's prospectus, as of the date of the Fund's prospectus. Composition of the team may change over time, and Fund shareholders and investors will be notified of changes affecting individuals with primary Fund management responsibility.

Emerging Markets Debt Fund. Pursuant to the Advisory Agreement, DeAMIS supervises and assists in the management of the assets of the Fund and furnishes the Fund with research, statistical, advisory, and managerial services. The Advisor is responsible on a continuous basis for the allocation of the Fund's investments among countries. The Advisor is responsible for the ordinary expenses of offices, if any, for the Trust and the compensation, if any, of all the officers and employees of the Trust and all Trustees who are "interested persons" (as defined in the 1940 Act) of the Advisor.

European Equity Fund. Pursuant to the Sub-Advisory Agreement, DeAMIS supervises and assists in the management of the assets of the Fund and furnishes the Fund with research, statistical, advisory, and managerial services. The Subadvisor is responsible on a continuous basis for the allocation of the Fund's investments among countries. Pursuant to the Advisory Agreement, DeAM, Inc. serves as Advisor. The Advisor is responsible for the ordinary expenses of offices, if any, for the Trust and the compensation, if any, of all the officers and employees of the Trust and all Trustees who are "interested persons" (as defined in the 1940 Act) of the Advisor.

Under the Advisory Agreements, the Trust, on behalf of each Fund, is obligated to pay the Advisors a monthly fee at an annual rate of each Fund's average daily net assets as follows:


                                                                    Annual Rate
                                                                    -----------

      European Equity Fund                                             0.70%

      Emerging Markets Debt Fund                                       1.00%

Each Fund's advisory fees are paid monthly and will be prorated if the Advisor has not acted as the Fund's Advisor during the entire monthly period.


The Advisor and the Administrator have contractually agreed to waive their fees and reimburse expenses so that total expenses will not exceed those set forth in each Fund's Prospectuses. For each class of each Fund the contractual fee waivers cover the 16-month period from each Fund's most recently completed fiscal year. These contractual fee waivers may only be changed by the Trust's Board of Trustees.


The following table sets forth the net advisory fees that each Fund paid the applicable Advisor during the periods indicated:

                                        For the fiscal year ended October 31,
                                      2001             2002               2003
                                      ----             ----               ----

European Equity Fund                  $434,400              $0           $6,900

Emerging Markets Debt Fund          $1,633,230         $31,993          $86,557

The Advisory Agreements were last approved on August 20-21, 2003 by a vote of the Trust's Board of Trustees, including a majority of those Trustees who were not parties to either Advisory Agreement, the Subadvisory Agreement or "interested persons" of such parties. Each Advisory Agreement will continue in effect with respect to each Fund that it covers only if such continuance is specifically approved annually by the Trustees, including a majority of the Trustees who are not parties to the Advisory Agreement, the Subadvisory Agreement or "interested persons" (as such term is defined in the 1940 Act) of such parties, or by a vote of a majority of the outstanding shares of such Fund. Each Advisory Agreement is terminable by vote of the Board of Trustees, or, with respect to a Fund, by the holders of a majority of the outstanding shares of the affected Fund, at any time without penalty on 60 days' written notice to the Advisor. Termination of an Advisory Agreement with respect to a Fund will not terminate or otherwise invalidate any provision of the Advisory Agreement between the Advisor and any other fund. The Advisor may terminate the Advisory Agreement at any time without penalty on 60 days' written notice to the Trust. Each Advisory Agreement terminates automatically in the event of its assignment (as such term is defined in the 1940 Act).

In approving each Fund's Advisory Agreement, the Board, including the Independent Trustees, carefully considered (1) the nature, quality and costs (expense ratio) of services provided and to be provided to the Fund, and, in that context, the performance of the Fund, including the Fund's performance relative to its benchmark and its peer group; (2) the Advisor's compensation and profitability for providing such services; (3) the indirect costs and benefits of providing the advisory services; (4) the extent to which economies of scale are shared with the Fund through breakpoints or otherwise; and (5) comparative information on fees and expenses of similar mutual funds. Specifically, the Board considered the fact that the Advisor benefited, at least indirectly, from certain securities lending, custody and brokerage relationships between the Fund and affiliates of the Advisor (and that the Board received information regularly about these relationships). The Board also considered the nature and extent of benefits that the Advisor received from (i) arrangements to sweep the Fund's excess cash at the end of the day into an affiliated money market fund and (ii) the brokerage and research services it received from broker-dealers who executed portfolio transactions for the Fund. After requesting and reviewing such information as the Trustees deemed necessary, the Board concluded that the Advisory Agreement was in the best interests of the Fund and its shareholders. No one factor was identified by the Board as the principal factor in determining whether to approve the Advisory Agreement. The Independent Trustees were advised by separate independent legal counsel throughout the process.

No one factor was identified by the Board as the principal factor in determining whether to approve the Investment Advisory Agreement. The Independent Trustees were advised by separate independent legal counsel throughout the process.

Each Advisory Agreement provides that the Advisor will not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or any fund in connection with the performance of the Advisor's obligations under the Advisory Agreement with the Trust, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard of its duties and obligations thereunder.


In the management of the Funds and its other accounts, each Advisor allocates investment opportunities to all accounts for which they are appropriate subject to the availability of cash in any particular account and the final decision of the individual or individuals in charge of such accounts. Where market supply is inadequate for a distribution to all such accounts, securities are allocated based on a fund's pro rata portion of the amount ordered. In some cases this procedure may have an adverse effect on the price or volume of the security as far as a Fund is concerned. However, it is the judgment of the Board that the desirability of continuing the Trust's advisory arrangements with the Advisors outweighs any disadvantages that may result from contemporaneous transactions. See "Portfolio Transactions."

DeAMIS is registered with the SEC as an investment advisor and provides a full range of international investment advisory services to individual and institutional clients. DeAM, Inc. is registered with the SEC as an investment advisor and provides a full range of investment advisory services to institutional clients. Both DeAMIS and DeAM, Inc. are indirect wholly-owned subsidiaries of Deutsche Bank A.G., an international commercial and investment banking group.


Investment Subadvisor

On behalf of the Trust, DeAM, Inc. (for purposes of this section, the "Advisor") has entered into a Sub-Advisory Agreement with DeAMIS (for purposes of this section the "Subadvisor") for European Equity Fund. It is the responsibility of the Subadvisor, under the supervision of the Fund's Advisor to conduct the day-to-day investment decisions of the Fund, arrange for execution of portfolio transactions and generally manage the Fund's investments in accordance with its investment objective, policies and restrictions. For these services, the Advisor and not the Fund will pay the Subadvisor an annual fee, which is computed and accrued daily and paid monthly, equal to the following percentages of the average daily assets of the Fund, which is determined by the amount of assets held by the Fund:

        % Fee                                           Amount of Fund Assets
        -----                                           ---------------------

         0.56%                                              Under $250,000,000
         0.55%                                       $250,000,000-$500,000,000
         0.53%                                     $500,000,000-$1,000,000,000
         0.49%                                            Above $1,000,000,000

The Subadvisor may from time to time agree to waive a portion of the fees its receives from the Subadvisor.

The Subadvisor shall not be liable to the Trust or the Fund's shareholders for any losses that may be sustained in the purchase, holding or sale of any security or for anything done or omitted by it except as acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contact.

Portfolio Management. The person or persons who are primarily responsible for the day-to-day management of each Fund's portfolio and his or her relevant experience are described in each Fund's prospectus.


Portfolio Turnover. A Fund's portfolio turnover rate is calculated by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of a Fund's portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. A Fund may sell securities held for a short time in order to take advantage of what the Advisor believes to be temporary disparities in normal yield relationships between securities. A high rate of portfolio turnover (i.e., 100% or higher) will result in correspondingly higher transaction costs to a fund, particularly if the fund's primary investments are equity securities. A high rate of portfolio turnover may also result in more frequent distributions attributable to long-term and short-term capital gains, which could increase income tax liability of a Fund's shareholders. Because the Emerging Market Debt Fund is primarily used as an asset allocation vehicle, the Fund's portfolio turnover rate varies from year to year depending upon changes in allocation decisions.

The following table sets forth the portfolio turnover rates for each Fund during the periods indicated:


                                      For the fiscal year ended October 31,
                                        2002                          2003
                                        ----                          ----

European Equity Fund                    169%                           69%

Emerging Markets Debt Fund              590%                          384%

The Administrator. Deutsche Asset Management, Inc. (the "Administrator"), 280 Park Avenue, New York, New York 10017, serves as the Trust's administrator pursuant to an Administration Agreement. Pursuant to the Administration Agreement, the Administrator has agreed to furnish statistical and research data, clerical services, and stationery and office supplies; prepare and file various reports with the appropriate regulatory agencies including the Commission and state securities commissions; and provide accounting and bookkeeping services for each Fund, including the computation of each Fund's net asset value, net investment income and net realized capital gains, if any.

For its services under the Administration Agreement, the Administrator receives a monthly fee at the following annual rates of the aggregate average daily net assets of such Fund: 0.25% for the Emerging Markets Debt Fund; 0.30% for the European Equity Fund. The Administrator will pay Accounting Agency and Transfer Agency fees out of the Administration fee, except out-of-pocket charges. Net Fund Operating Expenses will remain unchanged since the Advisor has agreed to reduce its advisory fee and to make arrangements to limit certain other expenses to the extent necessary to limit Fund Operating Expenses of each Fund to the specified percentage of the Fund's net assets as described in the Expense Information tables in the Funds' prospectuses.

The following table sets forth the net administration fees that were incurred by each Fund during the periods indicated:

                                         For the fiscal year ended October 31,
                                        2001            2002              2003
                                        ----            ----              ----

European Equity Fund                   $186,168           $87,225        $56,086

Emerging Markets Debt Fund             $408,307          $210,130       $214,191


The Administration Agreement provides that the Administrator will not be liable under the Administration Agreement except for a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties or from the reckless disregard by it of its duties and obligations thereunder.


Expenses of the Trust. The expenses borne by each Fund include: (i) fees and expenses of any investment advisor and any administrator of the Fund; (ii) fees and expenses incurred by the Fund in connection with membership in investment company organizations; (iii) brokers' commissions; (iv) payment for portfolio pricing services to a pricing agent, if any; (v) legal expenses; (vi) interest, insurance premiums, taxes or governmental fees; (vii) clerical expenses of issue, redemption or repurchase of shares of the Fund; (viii) the expenses of and fees for registering or qualifying shares of the Fund for sale and of maintaining the registration of the Fund and registering the Fund as a broker or a dealer; (ix) the fees and expenses of Trustees who are not affiliated with the Advisor; (x) the fees or disbursements of custodians of the Fund's assets, including expenses incurred in the performance of any obligations enumerated by the Declaration of Trust or By-Laws of the Trust insofar as they govern agreements with any such custodian; (xi) costs in connection with annual or special meetings of shareholders, including proxy material preparation, printing and mailing; (xii) charges and expenses of the Trust's auditor; (xiii) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust's business; and (xiv) expenses of an extraordinary and nonrecurring nature.

Transfer Agent. Scudder Investments Service Company ("SISC" or "Transfer Agent"), has been retained to act as transfer and dividend disbursing agent pursuant to a transfer agency agreement (the "Transfer Agency Agreement"), under which the Transfer Agent (i) maintains record shareholder accounts, and (ii) makes periodic reports to the Trust's Board of Trustees concerning the operations of each Fund.

Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. ("DST"), SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are born by SISC, not by the Funds.

The Distributor. Scudder Distributors, Inc. ("SDI"), an affiliate of the Advisor, serves as the distributor of each Fund's shares pursuant to the Distribution Agreement. The terms and conditions of the Distribution Agreement are exactly the same as the Distribution Agreement with ICC Distributors, Inc., the former distributor of each Fund. SDI enters into a Selling Group Agreement with certain broker-dealers (each a "Participating Dealer"). If a Participating Dealer previously had agreements in place with SDI and ICC Distributors, Inc., the SDI Agreement will control. If the Participating Dealer did not have an agreement with SDI, then the terms of the assigned ICC Distributors, Inc. agreement will remain in effect. These Selling Group Agreements may be terminated by their terms or by the terms of the Distribution Agreement, as applicable. SDI is a wholly owned subsidiary of Deutsche Bank AG. The address for SDI is 222 South Riverside Plaza, Chicago, IL 60606.

The Distribution Agreement will remain in effect for one year from its effective date and will continue in effect thereafter only if such continuance is specifically approved annually by the Trustees, including a majority of the Trustees who are not parties to the Distribution Agreement or "interested persons" of such parties. The Distribution Agreement was most recently approved on August 20-21, 2003by a vote of the Trust's Board of Trustees, including a majority of those Trustees who were not parties to the Distribution Agreement or "interested persons" of any such parties. The Distribution Agreement is terminable, as to a Fund, by vote of the Board of Trustees, or by the holders of a majority of the outstanding shares of the Fund, at any time without penalty on 60 days' written notice to the Distributor. The Distributor may terminate the Distribution Agreement at any time without penalty on 60 days' written notice to the Trust.


Class A, B and C Shares Only -- European Equity Fund


As compensation for providing distribution and shareholder services as described above for the Class A Shares, the Distributor receives an annual fee, paid monthly, equal to 0.25% of the average daily net assets of the Class A Shares. With respect to the Class A Shares, the Distributor expects to allocate up to all of its fee to Participating Dealers and Shareholder Servicing Agents. As compensation for providing distribution and shareholder services as described above for the Class B and C Shares, the Distributor receives an annual fee, paid monthly, equal to 0.75% of their respective average daily net assets. In addition, with respect to the Class B and C Shares, the Distributor receives a shareholder servicing fee at an annual rate of 0.25% of their respective average daily net assets. (See the Prospectus.)

                                DISTRIBUTION FEES

European Equity Fund                                                 For the fiscal year ended October 31, 2003
--------------------                                                 ------------------------------------------
Fees
----

12b-1 Fee -- Class A Shares                                                             $419

12b-1 Fee and Shareholder Servicing Fee -- Class B Shares                              $1,955

12b-1 Fee and Shareholder Servicing Fee -- Class C Shares                              $3,589

Contingent Deferred Sales Charge Paid to SDI
    Class B                                                                             $712
    Class C                                                                             $271

Pursuant to Rule 12b-1 under the 1940 Act, investment companies may pay distribution expenses, directly or indirectly, only pursuant to a plan adopted by the investment company's board of directors and approved by their shareholders. The European Equity Fund has adopted plans of distribution for its Class A, B and C Shares (the "Plan"). Under the plan, the European Equity Fund pays a fee to the Distributor for distribution and other shareholder servicing assistance as set forth in the Distribution Agreement, and the Distributor is authorized to make payments out of its fee to Participating Dealers and Shareholder Servicing Agents. The Plan will remain in effect from year to year as specifically approved (a) at least annually by the Board of Trustees and (b) by the affirmative vote of a majority of the Independent Trustees, by votes cast in person at a meeting called for such purpose.

In approving the Plan, the Trustees concluded, in the exercise of reasonable business judgment, that there was a reasonable likelihood that the Plan would benefit the European Equity Fund and its shareholders. The Plan will be renewed only if the Trustees make a similar determination in each subsequent year. The Plan may not be amended to increase materially the fee to be paid pursuant to the Distribution Agreement without the approval of the shareholders of the European Equity Fund. The Plan may be terminated at any time by the vote of a majority of the Independent Trustees or by a vote of a majority of the European Equity Fund's outstanding shares.

During the continuance of the Plan, the Trustees will be provided for their review, at least quarterly, a written report concerning the payments made under the Plan to the Distributor pursuant to the Distribution Agreement and to Participating Dealers pursuant to any Sub-Distribution Agreements. Such reports shall be made by the persons authorized to make such payments. In addition, during the continuance of the Plan, the selection and nomination of the Independent Trustees will be committed to the discretion of the Independent Trustees then in office.


Under the Plan, amounts allocated to Participating Dealers and Shareholder Servicing Agents may not exceed amounts payable to the Distributor under the Plan. Payments under the Plan are made as described above regardless of the Distributor's actual cost of providing distribution services and may be used to pay the Distributor's overhead expenses. If the cost of providing distribution services to the Class A Shares is less than 0.25% of the Class A Shares' average daily net assets for any period or if the cost of providing distribution services to the Class B and C Shares is less than 0.75% of the classes' respective average daily net assets for any period, the unexpended portion of the distribution fees may be retained by the Distributor. The Plan does not provide for any charges to the European Equity Fund for excess amounts expended by the Distributor and, if the Plan is terminated in accordance with its terms, the obligation of the European Equity Fund to make payments to the Distributor pursuant to the Plan will cease and the European Equity Fund will not be required to make any payments past the date the Distribution Agreement terminates with respect to that class. In return for payments received pursuant to the Plan, the Distributor pays the distribution-related expenses of the European Equity Fund including one or more of the following: advertising expenses; printing and mailing of prospectuses to other than current shareholders; compensation to dealers and sales personnel; and interest, carrying or other financing charges.


Investment Class Only -- European Equity Fund

This Fund has adopted a service plan (the "Plan") with respect to its Investment class shares which authorizes it to compensate Service Organizations whose customers invest in Investment class shares of the European Equity Fund for providing certain personal, account administration and/or shareholder liaison services. Pursuant to the Plan, the European Equity Fund may enter into agreements with Service Organizations ("Service Agreements"). Under the Service Agreements or otherwise, the Service Organizations may perform some or all of the following services: (i) acting as record holder and nominee of all Investment shares beneficially owned by their customers; (ii) establishing and maintaining individual accounts and records with respect to the service shares owned by each customer; (iii) providing facilities to answer inquiries and respond to correspondence from customers about the status of their accounts or about other aspects of the Trust or this Fund; (iv) processing and issuing confirmations concerning customer orders to purchase, redeem and exchange Investment shares; (v) receiving and transmitting funds representing the purchase price or redemption proceeds of such Investment shares; (vi) participant level recordkeeping, sub-accounting, and other administrative services in connection with the entry of purchase and redemption orders for the Plan; (vii) withholding sums required by applicable authorities; (viii) providing daily violation services to the Plans; (ix) paying and filing of all withholding and documentation required by appropriate government agencies; (x) provision of reports, refunds and other documents required by tax laws and the Employee Retirement Income Security Act of 1974 ("ERISA"); and (xi) providing prospectuses, proxy materials and other documents of the fund to participants as may be required by law.

As compensation for such services, each Service Organization of the European Equity Fund is entitled to receive a service fee in an amount up to 0.25% (on an annualized basis) of the average daily net assets of this Fund's Investment shares attributable to customers of such Service Organization. Service Organizations may from time to time be required to meet certain other criteria in order to receive service fees.

In accordance with the terms of the Service Plans, the officers of the Trust provide to the Trust's Board of Trustees for their review periodically a written report of services performed by and fees paid to each Service Organization under the Service Agreements and Service Plans.

Pursuant to the Plans, Investment shares of the European Equity Fund that are beneficially owned by customers of a Service Organization will convert automatically to Institutional shares of the European Equity Fund in the event that such Service Organization's Service Agreement expires or is terminated. Customers of a Service Organization will receive advance notice of any such conversion, and any such conversion will be effected on the basis of the relative net asset values of the two classes of shares involved.


Conflict of interest restrictions (including ERISA) may apply to a Service Organization's receipt of compensation paid by a Fund in connection with the investment of fiduciary assets in Investment shares of the fund. Service Organizations that are subject to the jurisdiction of the Commission, the Department of Labor or state securities commissions are urged to consult their own legal Advisors before investing fiduciary assets in Investment shares and receiving service fees.


The Trust believes that fiduciaries of ERISA plans may properly receive fees under a Service Plan if the plan fiduciary otherwise properly discharges its fiduciary duties, including (if applicable) those under ERISA. Under ERISA, a plan fiduciary, such as a trustee or investment manager, must meet the fiduciary responsibility standards set forth in part 4 of Title I of ERISA. Those standards are designed to help ensure that the fiduciary's decisions are made in the best interests of the plan and are not colored by self-interest.

Section 403(c)(1) of ERISA provides, in part, that the assets of a plan shall be held for the exclusive purpose of providing benefits to the plan's participants and their beneficiaries and defraying reasonable expenses of administering the plan. Section 404(a)(1) sets forth a similar requirement on how a plan fiduciary must discharge his or her duties with respect to the plan, and provides further that such fiduciary must act prudently and solely in the interests of the participants and beneficiaries. These basic provisions are supplemented by the per se prohibitions of certain classes of transactions set forth in Section 406 of ERISA.

Section 406(a)(1)(D) of ERISA prohibits a fiduciary of an ERISA plan from causing that plan to engage in a transaction if he knows or should know that the transaction would constitute a direct or indirect transfer to, or use by or for the benefit of, a party in interest, of any assets of that plan. Section 3(14) includes within the definition of "party in interest" with respect to a plan any fiduciary with respect to that plan. Thus, Section 406(a)(1)(D) would not only prohibit a fiduciary from causing the plan to engage in a transaction which would benefit a third person who is a party in interest, but it would also prohibit the fiduciary from similarly benefiting himself. In addition, Section 406(b)(1) specifically prohibits a fiduciary with respect to a plan from dealing with the assets of that plan in his own interest or for his own account. Section 406(b)(3) supplements these provisions by prohibiting a plan fiduciary from receiving any consideration for his own personal account from any party dealing with the plan in connection with a transaction involving the assets of the plan.

In accordance with the foregoing, however, a fiduciary of an ERISA plan may properly receive service fees under a Service Plan if the fees are used for the exclusive purpose of providing benefits to the plan's participants and their beneficiaries or for defraying reasonable expenses of administering the plan for which the plan would otherwise be liable. See, e.g., Department of Labor ERISA Technical Release No. 86-1 (stating a violation of ERISA would not occur where a broker-dealer rebates commission dollars to a plan fiduciary who, in turn, reduces its fees for which plan is otherwise responsible for paying). Thus, the fiduciary duty issues involved in a plan fiduciary's receipt of the service fee must be assessed on a case-by-case basis by the relevant plan fiduciary.

Custodian. Brown Brothers Harriman and Co. (the "Custodian"), 40 Water Street, Boston, Massachusetts 02109, serves as the Trust's custodian pursuant to a Custodian Agreement. Under its custody agreement with the Trust, the Custodian
(i) maintains separate accounts in the name of each Fund, (ii) holds and transfers portfolio securities on account of a Fund, (iii) accepts receipts and makes disbursements of money on behalf of a Fund, (iv) collects and receives all income and other payments and distributions on account of a Fund's portfolio securities and (v) makes periodic reports to the Trust's Board of Trustees concerning a Fund's operations. The Custodian is authorized to select one or more foreign or domestic banks or companies to serve as sub-custodian on behalf of a Fund.

                             PORTFOLIO TRANSACTIONS


Subject to the general supervision of the Board of Trustees, the Advisor makes decisions with respect to and places orders for all purchases and sales of portfolio securities for each Fund. In executing portfolio transactions, the Advisor seeks to obtain the best net results for a Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of the order, difficulty of execution and operational facilities of the firm involved. The Advisor may also consider, in placing orders for the Funds with a broker-dealer, sales of a Fund's shares, or sales of the shares of any Funds that are managed by the Advisor or its affiliates, as a factor in the selection of a broker-dealer to execute portfolio transactions, subject to seeking best execution. Commission rates, being a component of price, are considered together with such factors. Where transactions are effected on a foreign securities exchange, a Fund employs brokers, generally at fixed commission rates. Commissions on transactions on US securities exchanges are subject to negotiation. Where transactions are effected in the over-the-counter market or third market, a fund deals with the primary market makers unless a more favorable result is obtainable elsewhere. Fixed income securities purchased or sold on behalf of the Funds normally will be traded in the over-the-counter market on a net basis (i.e. without a commission) through dealers acting for their own account and not as brokers or otherwise through transactions directly with the issuer of the instrument. Some fixed income securities are purchased and sold on an exchange or in over-the-counter transactions conducted on an agency basis involving a commission.

Pursuant to the Advisory Agreements, an Advisor selects broker-dealers in accordance with guidelines established by the Trust's Board of Trustees from time to time and in accordance with Section 28(e) of the 1934 Act. In assessing the terms available for any transaction, the Advisor considers all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker-dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In addition, the Advisory Agreements authorize the Advisor, subject to the periodic review of the Trust's Board of Trustees, to cause a Fund to pay a broker-dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that the Advisor determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Advisor to a Fund. Such brokerage and research services may consist of pricing information, reports and statistics on specific companies or industries, general summaries of groups of bonds and their comparative earnings and yields, or broad overviews of the securities markets and the economy.

Supplemental research information utilized by the Advisor is in addition to, and not in lieu of, services required to be performed by the Advisor and does not reduce the advisory fees payable to the Advisor. The Trustees will periodically review the commissions paid by a fund to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to a fund. It is possible that certain of the supplemental research or other services received will primarily benefit one or more other investment companies or other accounts of the Advisor for which investment discretion is exercised. Conversely, a Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company.


During the last fiscal year, the Advisor did not pay brokerage commissions on behalf of the Funds for research services.

Investment decisions for a fund and for other investment accounts managed by the Advisor are made independently of each other in light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated as to amount in a manner deemed equitable to each such account. While in some cases this practice could have a detrimental effect on the price or value of the security as far as a Fund is concerned, in other cases it is believed to be beneficial to a fund. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other investment companies or accounts in executing transactions.


Pursuant to procedures determined by the Trustees and subject to the general policies of a Fund and Section 17(e) of the 1940 Act, the Advisor may place securities transactions with brokers with whom it is affiliated ("Affiliated Brokers").

Section 17(e) of the 1940 Act limits to "the usual and customary broker's commission" the amount which can be paid by a fund to an Affiliated Broker acting as broker in connection with transactions effected on a securities exchange. The Board, including a majority of the Trustees who are not "interested persons" of the Trust or the Advisor, has adopted procedures designed to comply with the requirements of Section 17(e) of the 1940 Act and Rule 17e-1 promulgated thereunder to ensure that the broker's commission is "reasonable and fair compared to the commission, fee or other remuneration received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time...."

A transaction would not be placed with an Affiliated Broker if a Fund would have to pay a commission rate less favorable than its contemporaneous charges for comparable transactions for its other most favored, but unaffiliated, customers except for accounts for which it acts as a clearing broker, and any of their customers determined, by a majority of the Trustees who are not "interested persons" of a Fund or the Advisor, not to be comparable to a Fund. With regard to comparable customers, in isolated situations, subject to the approval of a majority of the Trustees who are not "interested persons" of the Trust or the Advisor, exceptions may be made. Since the Advisor, as investment advisor to a Fund, has the obligation to provide management, which includes elements of research and related skills, such research and related skills will not be used by them as a basis for negotiating commissions at a rate higher than that determined in accordance with the above criteria. A Fund will not engage in principal transactions with Affiliated Brokers. When appropriate, however, orders for the account of a Fund placed by Affiliated Brokers are combined with orders of their respective clients, in order to obtain a more favorable commission rate. When the same security is purchased for two or more Funds or customers on the same day, each Fund or customer pays the average price and commissions paid are allocated in direct proportion to the number of shares purchased.

Affiliated Brokers furnish to the Funds at least annually a statement setting forth the total amount of all compensation retained by them or any of their associated persons in connection with effecting transactions for the account of a fund, and the Board reviews and approves all such portfolio transactions on a quarterly basis and the compensation received by Affiliated Brokers in connection therewith.



For the fiscal period ended October 31, 2001, European Equity Fund paid brokerage commissions in the amount of $5,290 to Deutsche Bank, AG, an Affiliated Broker. This represents 1.42% of the aggregate brokerage commissions paid by the Fund in the fiscal year and less than .01% of the aggregate dollar amount of transactions effected by the Fund in the fiscal year.


For the fiscal period ended October 31, 2002, European Equity Fund paid brokerage commissions in the amount of $388 to Deutsche Morgan Grenfell, an Affiliated Broker. This represents less than 0.003% of the aggregate brokerage commissions paid by the Fund in the fiscal year and less than 0.001% of the aggregate dollar amount of transactions effected by the Fund in the fiscal year. For the fiscal period ended October 31, 2002, European Equity Fund paid brokerage commissions in the amount of $135 to Deutsche Bank, NY, an Affiliated Broker. This represents less than 0.001% of the aggregate brokerage commissions paid by the Fund in the fiscal year and less than 0.001% of the aggregate dollar amount of transactions effected by the Fund in the fiscal year.

For the fiscal period ended October 31, 2003, European Equity fund paid no brokerage commissions, and therefore paid no brokerage commissions to Affiliated Brokers.


Affiliated Brokers do not knowingly participate in commissions paid by a Fund to other brokers or dealers and do not seek or knowingly receive any reciprocal business as the result of the payment of such commissions. In the event that an Affiliated Broker learns at any time that it has knowingly received reciprocal business, it will so inform the Board.


For the fiscal years ended October 31, 2001, 2002 and 2003, Emerging Markets Debt Fund paid no brokerage commissions. For the fiscal years ended October 31, 2001, 2002 and 2003, European Equity Fund paid brokerage commissions of $373,524, $158,827 and $0. For the fiscal years ended October 31, 2002, and October 31, 2003, the Trust, which includes the Funds, paid aggregate brokerage commissions of $2,243,000 and $3,069,000 respectively in brokerage commissions.

As of October 31, 2003, none of the Funds held securities of its regular broker-dealers.


                        PURCHASE AND REDEMPTION OF SHARES

General Information

Policies and procedures affecting transactions in the Funds shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by each Fund's agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of each Fund and its agents may occur. Shareholders (or their financial service firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to genuine.

A distribution will be reinvested in shares of the same Fund and class if the distribution check is returned as undeliverable.

Orders will be confirmed at a price based on the net asset value of each Fund next determined after receipt in good order by SDI of the order accompanied by payment. However, orders received by dealers or other financial services firms prior to the determination of net asset value and received in good order by SDI prior to the close of its business day will be confirmed at a price based on the net asset value effective on that day ("trade date").

Certificates. Share certificates will not be issued. Share certificates now in a shareholder's possession may be sent to the transfer agent for cancellation and book-entry credit to such shareholder's account. Certain telephone and other procedures require book-entry holdings. Shareholders with outstanding certificates bear the risk of loss.

Use of Financial Services Firms. Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem a Fund's shares, including higher minimum investments, and may assess transaction or other fees. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services. Firms also may hold a Fund's shares in nominee or street name as agent for and on behalf of their customers. In such instances, each Fund's transfer agent, the transfer agent will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from each Fund through the Shareholder Service Agent for record-keeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of SDI, may receive compensation from the Funds through the Shareholder Service Agent for these services.

Telephone and Electronic Transaction Procedures. Shareholders have various telephone, Internet, wire and other electronic privileges available. A Fund or its agents may be liable for any losses, expenses or costs arising out of fraudulent or unauthorized instructions pursuant to these privileges unless each Fund or its agents reasonably believe, based upon reasonable verification procedures, that the instructions were genuine. Verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations. During periods when it is difficult to contact the Shareholder Service Agent, it may be difficult to use telephone, wire and other privileges.

QuickBuy and QuickSell. QuickBuy and QuickSell permits the transfer of money via the Automated Clearing House System (minimum $50, maximum $250,000) from or to a shareholder's bank, savings and loan, or credit union account in connection with the purchase or redemption of each Fund shares. Shares purchased by check or through QuickBuy and QuickSell or Direct Deposit may not be redeemed under this privilege until such Shares have been owned for at least 10 days. QuickBuy and QuickSell cannot be used with passbook savings accounts or for certain tax-deferred plans such as IRAs.

Tax-Sheltered Retirement Plans. The Shareholder Service Agent provides retirement plan services and documents and SDI can establish investor accounts in any of the following types of retirement plans:

o Traditional, Roth and Education IRAs. This includes Savings Incentive Match Plan for Employees of Small Employers ("SIMPLE"), Simplified Employee Pension Plan ("SEP") IRA accounts and prototype documents.

o 403(b)(7) Custodial Accounts. This type of plan is available to employees of most non-profit organizations.

o Prototype money purchase pension and profit-sharing plans may be adopted by employers.

Brochures describing these plans as well as model defined benefit plans, target benefit plans, 457 plans, 401(k) plans, simple 401(k) plans and materials for establishing them are available from the Shareholder Service Agent upon request. Additional fees and transaction policies and procedures may apply to such plans. Investors should consult with their own tax advisors before establishing a retirement plan.

Purchases

Each Fund reserves the right to withdraw all or any part of the offering made by its prospectus and to reject purchase orders for any reason. Also, from time to time, each Fund may temporarily suspend the offering of any class of its shares to new investors. During the period of such suspension, persons who are already shareholders of such class of such Fund may be permitted to continue to purchase additional shares of such class and to have dividends reinvested.

Each Fund reserves the right to reject new account applications without a correct certified Social Security or tax identification number. Each Fund also reserves the right, following 30 days' notice, to redeem all shares in accounts without a correct certified Social Security or tax identification number.

Financial Services Firms' Compensation. Banks and other financial services firms may provide administrative services related to order placement and payment to facilitate transactions in shares of each Fund for their clients, and SDI may pay them a transaction fee up to the level of the discount or commission allowable or payable to dealers.

SDI may, from time to time, pay or allow to firms a 1% commission on the amount of shares of the Funds sold under the following conditions: (i) the purchased shares are held in a Scudder IRA account, (ii) the shares are purchased as a direct "roll over" of a distribution from a qualified retirement plan account maintained on a participant subaccount record keeping system provided by Scudder Investments Service Company, (iii) the registered representative placing the trade is a member of ProStar, a group of persons designated by SDI in acknowledgment of their dedication to the employee benefit plan area; and (iv) the purchase is not otherwise subject to a commission.

In addition to the discounts or commissions described herein and the prospectus, SDI may pay or allow additional discounts, commissions or promotional incentives, in the form of cash, to firms that sell shares of a Fund. In some instances, such amounts may be offered only to certain firms that sell or are expected to sell during specified time periods certain minimum amounts of shares of each Fund, or other funds underwritten by SDI.


SDI may re-allow to dealers up to the full applicable Class A sales charge during periods and for transactions specified in such notice and such re-allowances may be based upon attainment of minimum sales levels. During periods when 90% or more of the sales charge is re-allowed, such dealers may be deemed to be underwriters as that term is defined in the 1933 Act. SDI may in its discretion compensate investment dealers or other financial services firms in connection with the sale of Class A shares of European Equity Fund at net asset value in accordance with the Large Order NAV Purchase Privilege and one of the three following compensation schedules up to the following amounts:


          Compensation Schedule #1(1)               Compensation Schedule #2(2)       Compensation Schedule #3(2)(3)
          ------------------------                  ------------------------          ------------------------
                                       As a                              As a                                As a
                                  Percentage of                      Percentage of                        Percentage
            Amount of                  Net          Amount of             Net           Amount of           of Net
           Shares Sold             Asset Value     Shares Sold        Asset Value      Shares Sold       Asset Value
           -----------             -----------     -----------        -----------      -----------       -----------

$1 million to $5 million              1.00%      Under $15 million       0.75%      Over $15 million    0.25% - 0.50%
Over $5 million to $50 million        0.50%             --                --               --                --
Over $50 million                      0.25%             --                --               --                --

(1) The commission schedule will be reset on a calendar year basis for sales of shares pursuant to the Large Order NAV Purchase Privilege to employer-sponsored employee benefit plans using the proprietary subaccount record keeping system, made available through Scudder Investments Service Company. For purposes of determining the appropriate commission percentage to be applied to a particular sale under the foregoing schedule, SDI will consider the cumulative amount invested by the purchaser in European Equity Fund and other Funds listed under "Special Features -- Class A Shares -- Combined Purchases," including purchases pursuant to the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features referred to in the prospectus.

(2) Compensation Schedules 2 and 3 apply to employer sponsored employee benefit plans using the OmniPlus subaccount record keeping system. The Compensation Schedule will be determined based on the value of the conversion assets. Conversion from "Compensation Schedule #2" to "Compensation Schedule #3" is not an automatic process. Plans whose assets grow beyond $15 million will convert to Compensation Schedule 3 after being re-underwritten. When a plan's assets grow to exceed $15 million, the Plan Sponsor may request to be re-underwritten by contacting their Client Relationship Manager to discuss a conversion to Compensation Schedule #3.

(3) Compensation Schedule 3 is based on individual plan underwriting criteria. In most cases, the investment dealers are compensated at a rate of 0.25%. However, certain underwriting factors, such as the number of enrollment and education meetings conducted by Scudder staff the number of non-Scudder funds the plan chooses and the per participant record keeping fee, can increase the fee paid up to 0.50%.

The privilege of purchasing Class A shares of European Equity Fund at net asset value under the Large Order NAV Purchase Privilege is not available if another net asset value purchase privilege also applies.

SDI compensates firms for sales of European Equity Fund's Class B shares at the time of sale at a commission rate of up to 3.75% of the amount of Class B shares purchased. SDI is compensated by the European Equity Fund for services as distributor and principal underwriter for European Equity Fund's Class B shares. SDI advances to firms the first year distribution fee at a rate of 0.75% of the purchase price of such shares. For periods after the first year, SDI currently pays firms for sales of European Equity Fund's Class C shares of distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to European Equity Fund's Class C shares maintained and serviced by the firm. SDI is compensated by the European Equity Fund for services as distributor and principal underwriter for European Equity Fund's Class C shares.

Class A Purchases. The sales charge scale is applicable to purchases made at one time by any "purchaser" which includes: an individual; or an individual, his or her spouse and children under the age of 21; or a trustee or other fiduciary of a single trust estate or single fiduciary account; or an organization exempt from federal income tax under Section 501(c)(3) or (13) of the Code; or a pension, profit-sharing or other employee benefit plan whether or not qualified under Section 401 of the Code; or other organized group of persons whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company at a discount. In order to qualify for a lower sales charge, all orders from an organized group will have to be placed through a single investment dealer or other firm and identified as originating from a qualifying purchaser.

The public offering price of European Equity Fund's Class A shares for purchasers choosing the initial sales charge alternative is the net asset value plus a sales charge, as set forth below.

                                                                  Sales Charge
                                                                  ------------
                                                                                         Allowed to Dealers
                                           As a Percentage of    As a Percentage of     as a Percentage of
Amount of Purchase                           Offering Price       Net Asset Value*         Offering Price
------------------                           --------------       ---------------          --------------

Less than $50,000                                 5.75%                6.10%
$50,000 but less than $100,000                    4.50                 4.71                    4.00%
$100,000 but less than $250,000                   3.50                 3.63                    3.00
$250,000 but less than $500,000                   2.60                 2.67                    2.25
$500,000 but less than $1 million                 2.00                 2.04                    1.75
$1 million and over                                .00**                .00**                   .00***

*     Rounded to the nearest one-hundredth percent.

** Redemption of shares may be subject to a contingent deferred sales charge as discussed below.

***   Commission is payable by SDI as discussed below.

Class A NAV Sales. European Equity Fund's Class A shares may be sold at net asset value to:


(a)   a current or former director or trustee of Deutsche or Scudder Funds;

(b) an employee, the employee's spouse or life partner and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a sub-adviser to any fund in the Scudder Investments family of funds or a broker-dealer authorized to sell shares of the Fund;

(c) registered representatives and employees of broker-dealers having selling group agreements with SDI and officers, directors and employees of service agents of the Fund, for themselves or their spouses or dependent children;

(d) certain professionals who assist in the promotion of Scudder Funds pursuant to personal services contracts with SDI, for themselves or members of their families. SDI in its discretion may compensate financial services firms for sales of Class A shares under this privilege at a commission rate of 0.50% of the amount of Class A shares purchased;

(e) any trust, pension, profit-sharing or other benefit plan for only such persons listed under the preceding paragraphs (a) and (b);

(f) persons who purchase such shares through bank trust departments that process such trades through an automated, integrated mutual fund clearing program provided by a third party clearing firm;

(g) persons who purchase shares of the Fund through SDI as part of an automated billing and wage deduction program administered by RewardsPlus of America for the benefit of employees of participating employer groups;

(h) selected employees (including their spouses and dependent children) of banks and other financial services firms that provide administrative services related to order placement and payment to facilitate transactions in shares of the Fund for their clients pursuant to an agreement with SDI or one of its affiliates. Only those employees of such banks and other firms who as part of their usual duties provide services related to transactions in Fund shares qualify;

(i) unit investment trusts sponsored by Ranson & Associates, Inc. and unitholders of unit investment trusts sponsored by Ranson & Associates, Inc. or its predecessors through reinvestment programs described in the prospectuses of such trusts that have such programs;

(j) through certain investment advisors registered under the Investment Advisers Act of 1940 and other financial services firms acting solely as agent for their clients, that adhere to certain standards established by SDI, including a requirement that such shares be sold for the benefit of their clients participating in an investment advisory program or agency commission program under which such clients pay a fee to the investment advisor or other firm for portfolio management or agency brokerage services. Such shares are sold for investment purposes and on the condition that they will not be resold except through redemption or repurchase by the Fund;

(k) (1) employer sponsored employee benefit plans using the Flex subaccount recordkeeping system ("Flex Plans"), established prior to October 1, 2003, provided that the Flex Plan is a participant-directed plan that has not less than 200 eligible employees; (2) a participant-directed qualified retirement plan described in Code Section 401(a), a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a participant-directed qualified retirement plan described in Code Section 403(b)(7) which is not sponsored by a K-12 school district, provided that the amount invested in Class A shares of the Fund or other Scudder Funds totals at least $1,000,000, including purchases of Class A shares pursuant to the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features referred to below (collectively, the "Large Order NAV Purchase Privilege"); or (3) if you are investing $1 million or more, either as a lump sum or through the Large Order NAV Purchase Privilege (if no other net asset value purchase privilege applies); and

(l) in connection with the acquisition of the assets of or merger or consolidation with another investment company, or to shareholders in connection with the investment or reinvestment of income and capital gain dividends, and under other circumstances deemed appropriate by SDI and consistent with regulatory requirements.

European Equity Fund's Class A shares also may be purchased at net asset value in any amount by members of the plaintiff class in the proceeding known as Howard and Audrey Tabankin, et al. v. Kemper Short-Term Global Income Fund, et al., Case No. 93 C 5231 (N.D. IL). This privilege is generally non-transferable and continues for the lifetime of individual class members and for a ten-year period for non-individual class members. To make a purchase at net asset value under this privilege, the investor must, at the time of purchase, submit a written request that the purchase be processed at net asset value pursuant to this privilege specifically identifying the purchaser as a member of the "Tabankin Class." Shares purchased under this privilege will be maintained in a separate account that includes only shares purchased under this privilege. For more details concerning this privilege, class members should refer to the Notice of (1) Proposed Settlement with Defendants; and (2) Hearing to Determine Fairness of Proposed Settlement, dated August 31, 1995, issued in connection with the aforementioned court proceeding. For sales of shares at net asset value pursuant to this privilege, SDI may in its discretion pay investment dealers and other financial services firms a concession, payable quarterly, at an annual rate of up to 0.25% of net assets attributable to such shares maintained and serviced by the firm. A firm becomes eligible for the concession based upon assets in accounts attributable to shares purchased under this privilege in the month after the month of purchase and the concession continues until terminated by SDI. The privilege of purchasing Class A shares at net asset value under this privilege is not available if another net asset value purchase privilege also applies.


Class A Quantity Discounts. An investor or the investor's dealer or other financial services firm must notify the Shareholder Service Agent or SDI whenever a quantity discount or reduced sales charge is applicable to a purchase.

Combined Purchases. European Equity Fund's Class A shares (or the equivalent) may be purchased at the rate applicable to the sales charge discount bracket attained by combining concurrent investments in Class A shares of any Scudder Funds that bear a sales charge.

For purposes of the Combined Purchases, Letter of Intent and Cumulative Discount features described below, employer sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent may include: (a) Money Market Funds as "Scudder Funds", (b) all classes of shares of any Scudder Fund and (c) the value of any other plan investments, such as guaranteed investment contracts and employer stock, maintained on such subaccount record keeping system.

Letter of Intent. The same reduced sales charges for European Equity Fund's Class A shares, as shown in the applicable prospectus, also apply to the aggregate amount of purchases of European Equity Fund's Class A shares of Scudder Funds that bear a sales charge made by any purchaser within a 24-month period under a written Letter of Intent ("Letter") provided by SDI. The Letter, which imposes no obligation to purchase or sell additional European Equity Fund's Class A shares, provides for a price adjustment depending upon the actual amount purchased within such period. The Letter provides that the first purchase following execution of the Letter must be at least 5% of the amount of the intended purchase, and that 5% of the amount of the intended purchase normally will be held in escrow in the form of shares pending completion of the intended purchase. If the total investments under the Letter are less than the intended amount and thereby qualify only for a higher sales charge than actually paid, the appropriate number of escrowed shares are redeemed and the proceeds used toward satisfaction of the obligation to pay the increased sales charge. The Letter for an employer-sponsored employee benefit plan maintained on the subaccount record keeping system available through the Shareholder Service Agent may have special provisions regarding payment of any increased sales charge resulting from a failure to complete the intended purchase under the Letter. A shareholder may include the value (at the maximum offering price) of all shares of such Scudder Funds held of record as of the initial purchase date under the Letter as an "accumulation credit" toward the completion of the Letter, but no price adjustment will be made on such shares.

Class A Cumulative Discount. Class A shares of European Equity Fund may also be purchased at the rate applicable to the discount bracket attained by adding to the cost of shares being purchased, the value of all Class A shares of Scudder Funds that bear a sales charge (computed at the maximum offering price at the time of the purchase for which the discount is applicable) already owned by the investor.


Multi-Class Suitability. SDI has established the following procedures regarding the purchase of European Equity Fund's Class A, Class B and Class C Shares. These procedures do not reflect in any way the suitability of a particular class of shares for a particular investor and should not be relied upon as such. A suitability determination must be made by investors with the assistance of their financial representative. Orders for European Equity Fund's Class B Shares or Class C Shares for $500,000 or more will be declined with the exception of orders received from employer sponsored employee benefit plans using the Flex subaccount recordkeeping system.

The following provisions apply to the sale of European Equity Fund's Class A, Class B and Class C Shares to Flex Plans. European Equity Fund's Class B Shares will not be sold to Flex Plans established on the Flex subaccount recordkeeping system after October 1, 2003. Orders for European Equity Fund's Class B Shares or Class C Shares for Flex Plans (not including plans under Code Section 403
(b)(7) sponsored by a K-12 school district) established on the Flex subaccount recordkeeping system prior to October 1, 2002 will be invested instead in European Equity Fund's Class A Shares at net asset value when the combined subaccount value in European Equity Fund or other Scudder Funds or other eligible assets is in excess of $5 million including purchases pursuant to the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features described below. Flex Plans established prior to October 1, 2002 with eligible assets of less than $5 million may continue to purchase European Equity Fund's Class B Shares or Class C Shares until October 1, 2005. Flex Plans set-up on the Flex subaccount recordkeeping system after October 1, 2002 will automatically begin purchasing European Equity Fund's Class A shares at net asset value once the plan's eligible assets reach $1 million. After October 1, 2005, all Flex Plans with eligible assets over $1 million must begin purchasing European Equity Fund's Class A Shares.

Class C Purchases. Class C shares of the European Equity Fund are offered at net asset value. No initial sales charge is imposed. Class C shares sold without an initial sales charge allow the full amount of the investor's purchase payment to be invested in Class C shares for his or her account. Class C shares are subject to a contingent deferred sales charge and a Rule 12b-1 distribution fee.

Purchase of Institutional and Investment Class Shares. Information on how to buy shares is set forth in the section entitled `Buying and Selling Shares' in the relevant Funds' prospectuses. The following supplements that information. The minimum initial investment for Institutional Class shares is $250,000. There is no minimum subsequent investment requirement for the Institutional Class shares. The minimum initial investment for Investment Class shares is $1,000 and the minimum subsequent investment is $50. European Equity Fund's Investment Class shares are subject to an annual shareholder servicing fee of 0.25%. These minimum amounts may be changed at any time in management's discretion.

                                                                     Annual 12b-1
                                                                Distribution Fees (as
                                                                a % of average daily
                                              Sales Charge           net assets)          Other Information
                                              ------------           -----------          -----------------

Investment Class                                  None                  0.25%              Not applicable

Investors may invest in Institutional Class shares by setting up an account directly with each Fund's transfer agent or through an authorized service agent. Investors who establish shareholder accounts directly with each Fund's transfer agent should submit purchase and redemption orders as described in the Prospectus. Additionally, the European Equity Fund has authorized brokers to accept purchase and redemption orders for Institutional Class shares, as well as Class A, B and C shares. Brokers, including authorized brokers of service organizations, are, in turn, authorized to designate other intermediaries to accept purchase and redemption orders on a Fund's behalf. Investors who invest through brokers, service organizations or their designated intermediaries may be subject to minimums established by their broker, service organization or designated intermediary.

In order to make an initial investment in Investment Class shares of European Equity Fund, an investor must establish an account with a service organization. Investors may invest in Institutional Class of each Fund's shares by setting up an account directly with each Fund's Transfer Agent or through an authorized service agent. Investors who establish shareholder accounts directly with the Funds' Transfer Agent should submit purchase and redemption orders as described in the prospectus. Additionally, each Fund has authorized brokers to accept purchase and redemption orders for Institutional and Investment Class shares for each Fund, as applicable. Brokers, including authorized brokers of service organizations, are, in turn, authorized to designate other intermediaries to accept purchase and redemption orders on the Funds' behalf. Investors who invest through brokers, service organizations or their designated intermediaries may be subject to minimums established by their broker, service organization or designated intermediary.


Each Fund will be deemed to have received a purchase or redemption order when an authorized broker, service organization or, if applicable, an authorized designee, accepts the order. Shares of each Fund may be purchased or redeemed on any business day at the net asset value next determined after receipt of the order, in good order, by SISC. Investors who invest through authorized brokers, service organizations or their designated intermediaries should submit purchase and redemption orders directly to their broker, service organization or designated intermediary. The broker or intermediary may charge you a transaction fee.


To sell shares in a retirement account, your request must be made in writing, except for exchanges to other eligible funds in the Scudder Investments family of funds, which can be requested by phone or in writing. For information on retirement distributions, contact your financial representative or call Scudder Investments Service Company at 1-800-621-1048.

To sell shares by bank wire you will need to sign up for these services in advance when completing your account application.

Automatic Investment Plan. A shareholder may purchase additional shares of each Fund through an automatic investment program. With the Direct Deposit Purchase Plan ("Direct Deposit"), investments are made automatically (minimum $50 and maximum $250,000) from the shareholder's account at a bank, savings and loan or credit union into the shareholder's Fund account. Termination by a shareholder will become effective within thirty days after the Shareholder Service Agent has received the request. Each Fund may immediately terminate a shareholder's Plan in the event that any item is unpaid by the shareholder's financial institution.

Payroll Investment Plans. A shareholder may purchase shares through Payroll Direct Deposit or Government Direct Deposit. Under these programs, all or a portion of a shareholder's net pay or government check is invested each payment period. A shareholder may terminate participation in these programs by giving written notice to the shareholder's employer or government agency, as appropriate. (A reasonable time to act is required.) Each Fund is not responsible for the efficiency of the employer or government agency making the payment or any financial institutions transmitting payments.

It is our policy to offer purchase privileges to current or former directors or trustees of the Deutsche or Scudder mutual funds, employees, their spouses or life partners and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a sub-adviser to any fund in the Scudder family of funds or a broker-dealer authorized to sell shares of the funds. Qualified individuals will generally be allowed to purchase shares in the class with the lowest expense ratio, usually the Institutional Class shares. If a fund does not offer Institutional Class shares, these individuals will be allowed to buy Class A shares at NAV. The Funds also reserve the right to waive the minimum account balance requirement for employee and director accounts. Fees generally charged to IRA accounts will be charged to accounts of employees and directors.

Redemptions


To sell shares in a retirement account, your request must be made in writing, except for exchanges to other eligible funds in the Scudder Investments family of funds, which can be requested by phone or in writing. For information on retirement distributions, contact your Service Agent or call the Transfer Agent at (800) 621-1048.


Each Fund may suspend the right of redemption or delay payment more than seven days (a) during any period when the Exchange is closed other than customary weekend and holiday closings or during any period in which trading on the Exchange is restricted, (b) during any period when an emergency exists as a result of which (i) disposal of each Fund's investments is not reasonably practicable, or (ii) it is not reasonably practicable for each Fund to determine the value of its net assets, or (c) for such other periods as the SEC may by order permit for the protection of each Fund's shareholders.

A request for repurchase (confirmed redemption) may be communicated by a shareholder through a financial services firm to SDI, which firms must promptly submit orders to be effective.

Redemption requests must be unconditional. Redemption requests (and a stock power for certificated shares) must be duly endorsed by the account holder. As specified in the prospectus, signatures may need to be guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other financial institution permitted by SEC rule. Additional documentation may be required, particularly from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.

If the proceeds of the redemption (prior to the imposition of any contingent deferred sales charge) are $100,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor and guardian account holders (excluding custodial accounts for gifts and transfers to minors), provided the trustee, executor or guardian is named in the account registration. Other institutional account holders and guardian account holders of custodial accounts for gifts and transfers to minors may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders, provided that this privilege has been pre-authorized by the institutional account holder or guardian account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. This privilege may not be used to redeem shares held in certificated form and may not be used if the shareholder's account has had an address change within 15 days of the redemption request.

Wires. Delivery of the proceeds of a wire redemption of $250,000 or more may be delayed by each Fund for up to seven days if each Fund or the Shareholder Service Agent deems it appropriate under then-current market conditions. The ability to send wires is limited by the business hours and holidays of the firms involved. Each Fund is not responsible for the efficiency of the federal wire system or the account holder's financial services firm or bank. The account holder is responsible for any charges imposed by the account holder's firm or bank. To change the designated account to receive wire redemption proceeds, send a written request to each Fund Shareholder Service Agent with signatures guaranteed as described above or contact the firm through which Funds' shares were purchased.

Automatic Withdrawal Plan. The owner of $5,000 or more of a class of each Funds' shares at the offering price (net asset value plus, in the case of Class A and Class C shares, the initial sales charge) may provide for the payment from the owner's account of any requested dollar amount to be paid to the owner or a designated payee monthly, quarterly, semiannually or annually. The $5,000 minimum account size is not applicable to IRAs. The minimum periodic payment is $50. The maximum annual rate at which shares, subject to CDSC may be redeemed is 12% of the net asset value of the account. Shares are redeemed so that the payee should receive payment approximately the first of the month. Investors using this Plan must reinvest Fund distributions.

The purchase of Class A shares while participating in a automatic withdrawal plan will ordinarily be disadvantageous to the investor because the investor will be paying a sales charge on the purchase of shares at the same time that the investor is redeeming shares upon which a sales charge may have already been paid. Therefore, a Fund will not knowingly permit additional investments of less than $2,000 if the investor is at the same time making systematic withdrawals.

Contingent Deferred Sales Charge (CDSC). The following example will illustrate the operation of the CDSC. Assume that an investor makes a single purchase of $10,000 of the European Equity Fund's Class B shares and that 16 months later the value of the shares has grown by $1,000 through reinvested dividends and by an additional $1,000 of share appreciation to a total of $12,000. If the investor were then to redeem the entire $12,000 in share value, the CDSC would be payable only with respect to $10,000 because neither the $1,000 of reinvested dividends nor the $1,000 of share appreciation is subject to the charge. The charge would be at the rate of 3.00% ($300) because it was in the second year after the purchase was made.

The rate of the CDSC is determined by the length of the period of ownership. Investments are tracked on a monthly basis. The period of ownership for this purpose begins the first day of the month in which the order for the investment is received. For example, an investment made in March 1998 will be eligible for the second year's charge if redeemed on or after March 1, 1999. In the event no specific order is requested when redeeming shares subject to a CDSC, the redemption will be made first from shares representing reinvested dividends and then from the earliest purchase of shares. SDI receives any CDSC directly. The charge will not be imposed upon redemption of reinvested dividends or share appreciation.

The European Equity Fund's Class A CDSC will be waived in the event of:

(a) redemptions by a participant-directed qualified retirement plan described in Code Section 401(a), a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a participant-directed qualified retirement plan described in Code Section 403(b)(7) which is not sponsored by a K-12 school district;

(b) redemptions by employer-sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent;

(c) redemption of shares of a shareholder (including a registered joint owner) who has died;

(d) redemption of shares of a shareholder (including a registered joint owner) who after purchase of the shares being redeemed becomes totally disabled (as evidenced by a determination by the federal Social Security Administration);

(e) redemptions under the European Equity Fund's Automatic Withdrawal Plan at a maximum of 12% per year of the net asset value of the account; and

(f) redemptions of shares whose dealer of record at the time of the investment notifies SDI that the dealer waives the discretionary commission applicable to such Large Order NAV Purchase.

The European Equity Fund's Class B CDSC will be waived for the circumstances set forth in items (c), (d) and (e) for Class A shares. In addition, this CDSC will be waived:


(a) for redemptions made pursuant to any IRA systematic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in the Code Section 72(t)(2)(A)(iv) prior to age 59 1/2;

(b) for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder's Scudder IRA accounts); and

(c) in connection with the following redemptions of shares held by employer sponsored employee benefit plans maintained on the subaccount record keeping system made available by the Shareholder Service Agent: (1) to satisfy participant loan advances (note that loan repayments constitute new purchases for purposes of the CDSC and the conversion privilege), (2) in connection with retirement distributions (limited at any one time to 12% of the total value of plan assets invested in the Fund), (3) in connection with distributions qualifying under the hardship provisions of the Code and (4) representing returns of excess contributions to such plans.


The European Equity Fund's Class C CDSC will be waived for the circumstances set forth in items (b), (c), (d) and (e) for Class A shares and for the circumstances set forth in items (g) and (h) for Class B shares. In addition, this CDSC will be waived for:


(a) redemption of shares by an employer sponsored employee benefit plan that offers funds in addition to Scudder Funds and whose dealer of record has waived the advance of the first year administrative service and distribution fees applicable to such shares and agrees to receive such fees quarterly, and

(b) redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system provided the dealer of record had waived the advance of the first year administrative services and distribution fees applicable to such shares and has agreed to receive such fees quarterly.


In-kind Redemptions. Each Fund reserves the right to honor any request for redemption or repurchase by making payment in whole or in part in readily marketable securities. These securities will be chosen by the fund and valued as they are for purposes of computing the fund's net asset value. A shareholder may incur transaction expenses in converting these securities to cash.

Exchanges

Shareholders may request a taxable exchange of their shares for shares of the corresponding class of other Scudder Funds without imposition of a sales charge, subject to the provisions below. For purposes of calculating any CDSC, amounts exchanged retain their original cost and purchase date.

Shares of money market funds and the Scudder Cash Reserves Fund that were acquired by purchase (not including shares acquired by dividend reinvestment) are subject to the applicable sales charge on exchange. Series of Scudder Target Fund are available on exchange only during the Offering Period for such series as described in the applicable prospectus. Cash Management Fund Investment, Tax Free Money Fund Investment, New York Tax Free Money Fund Investment, Treasury Money Fund Investment, Money Market Fund Investment, Cash Management Fund Institutional, Cash Reserves Fund Institutional, Treasury Money Fund Institutional, Deutsche Bank Alex. Brown Cash Reserve Fund, Inc.-Prime Series, Deutsche Bank Alex. Brown Cash Reserve Fund, Inc.-Treasury Series, Deutsche Bank Alex. Brown Cash Reserve Fund, Inc.-Tax-Free Series, Cash Equivalent Fund, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund and Investors Cash Trust are available on exchange but only through a financial services firm having a services agreement with SDI.


Shares of a Scudder Fund with a value in excess of $1,000,000 (except Scudder Cash Reserves Fund) acquired by exchange through another Scudder Fund, or from a money market fund, may not be exchanged thereafter until they have been owned for 15 days (the "15-Day Hold Policy"). In addition, shares of a Scudder Fund with a value of $1,000,000 or less (except Scudder Cash Reserves Fund) acquired by exchange from another Scudder Fund, or from a money market fund, may not be exchanged thereafter until they have been owned for 15 days, if, in the Advisor's judgment, the exchange activity may have an adverse effect on the fund. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the Scudder Fund and therefore may be subject to the 15-Day Hold Policy. For purposes of determining whether the 15-Day Hold Policy applies to a particular exchange, the value of the shares to be exchanged shall be computed by aggregating the value of shares being exchanged for all accounts under common control, discretion or advice, including, without limitation, accounts administered by a financial services firm offering market timing, asset allocation or similar services.

Shareholders must obtain prospectuses of the Funds they are exchanging into from dealers, other firms or SDI.

Automatic Exchange Plan. The owner of $1,000 or more of any class of shares of a Scudder Fund may authorize the automatic exchange of a specified amount ($50 minimum) of such shares for shares of the same class of another such Scudder Fund. Exchanges will be made automatically until the shareholder or each Fund terminates the privilege. Exchanges are subject to the terms and conditions described above.

Multi-Class Conversions. For purposes of conversion to European Equity Fund's Class A shares, shares purchased through the reinvestment of dividends and other distributions paid with respect to Class B shares in a shareholder's European Equity Fund account will be converted to Class A shares on a pro rata basis.

Investment Class Shares. Shareholders of each European Equity Fund's Investment Class shares can exchange all or part of their shares for corresponding shares in another Scudder Fund, if available. Exchanges are subject to the limitations set forth in the prospectus and the 15-Day Hold Policy discussed below.

Institutional Class Shares. Shareholders of each Funds' Institutional Class shares can exchange all or part of their shares for corresponding shares in another Scudder Fund, if available. Exchanges are subject to the limitations set forth in the prospectus and the 15-Day Hold Policy discussed below.

Dividends


The Funds intend to distribute to shareholders substantially all of their earnings at least annually. The Funds may also pay dividends and capital gain distributions at other times if necessary for the Funds to avoid federal income or excise tax.


Dividends paid by the Funds with respect to each class of its shares will be calculated in the same manner, at the same time and on the same day.

The level of income dividends per share (as a percentage of net asset value) will be lower for European Equity Fund's Class B and Class C Shares than for Class A Shares primarily as a result of the distribution services fee applicable to Class B and Class C Shares. Distributions of capital gains, if any, will be paid in the same amount for each class.

Income and capital gain dividends, if any, of each Fund will be credited to shareholder accounts in full and fractional shares of the same class of each Fund at net asset value on the reinvestment date, except that, upon written request to the Shareholder Service Agent, a shareholder may select one of the following options:

1. To receive income and short-term capital gain dividends in cash and long-term capital gain dividends in shares of the same class at net asset value; or

2.    To receive income and capital gain dividends in cash.


Dividends will be reinvested in shares of the same class of the Funds unless shareholders indicate in writing that they wish to receive them in cash or in shares of other Scudder Funds with multiple classes of shares or Scudder Funds as provided in the prospectuses. To use this privilege of investing dividends of each Fund in shares of another Scudder Fund, shareholders must maintain a minimum account value of $1,000 in that Fund distributing the dividends. Each Fund will reinvest dividend checks (and future dividends) in shares of that same Fund and class if checks are returned as undeliverable. Dividends and other distributions of the Fund in the aggregate amount of $10 or less are automatically reinvested in shares of the same Fund and class unless the shareholder requests in writing that a check be issued for that particular distribution.


If an investment is in the form of a retirement plan, all dividends and capital gains distributions must be reinvested into the shareholder's account.

If a shareholder has elected to reinvest any dividends and/or other distributions, such distributions will be made in shares of that Fund and confirmations will be mailed to each shareholder. If a shareholder has chosen to receive cash, a check will be sent. Distributions of investment company taxable income and net realized capital gains are taxable, whether made in shares or cash.

Each distribution is accompanied by a brief explanation of the form and character of the distribution. The characterization of distributions on such correspondence may differ from the characterization for federal tax purposes. In January of each year each Fund issues to each shareholder a statement of the federal income tax status of all distributions in the prior calendar year.

Each Fund may at any time vary its foregoing dividend practices and, therefore, reserves the right from time to time to either distribute or retain for reinvestment such of its net investment income and its net short-term and long-term capital gains as its Board determines appropriate under the then current circumstances. In particular, and without limiting the foregoing, each Fund may make additional distributions of net investment income or capital gain net income in order to satisfy the minimum distribution requirements contained in the Code.

                                 NET ASSET VALUE


The net asset value of shares of each Fund is computed as of the close of regular trading on the New York Stock Exchange (the "Exchange") on each day the Exchange is open for trading (the "Value Time"). The Exchange is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the value of the total assets of the Fund attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding. The per share net asset value may be lower for certain classes of each Fund because of higher expenses borne by these classes.

An equity security is valued at its most recent sale price on the relevant exchange or over-the-counter ("OTC") market as of the Value Time. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the "Calculated Mean") on such exchange or OTC market as of the Value Time. If it is not possible to determine the Calculated Mean, the security is valued at the most recent bid quotation on such exchange or OTC market as of the Value Time. In the case of certain foreign exchanges or OTC markets, the closing price reported by the exchange or OTC market (which may sometimes be referred to as the "official close" or the "official closing price" or other similar term) will be considered the most recent sale price. If a security is traded on more than one exchange, or upon one or more exchanges and in the OTC market, quotations are taken from the market in which the security is traded most extensively.

Debt securities are valued as follows. Money market instruments purchased with an original or remaining maturity of 60 days or less, maturing at par, are valued at amortized cost. Other money market instruments are valued based on information obtained from an approved pricing agent or, if such information is not readily available, by using matrix pricing techniques (formula driven calculations based primarily on current market yields). Bank loans are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, based on quotations or evaluated prices obtained from one or more broker-dealers. Privately placed debt securities, other than Rule 144A debt securities, initially are valued at cost and thereafter based on all relevant factors including type of security, size of holding and restrictions on disposition. Municipal debt securities are valued at prices supplied by an approved pricing agent (which are intended to reflect the bid prices), if available, and otherwise at the average of the means based on the most recent bid and asked quotations or evaluated prices obtained from two broker-dealers. Other debt securities not addressed above are valued at prices supplied by an approved pricing agent, if available, and otherwise at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. If it is not possible to value a particular debt security pursuant to the above methods, the security is valued on the basis of factors including (but not limited to) maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded.

An exchange-traded option contract on securities, currencies and other financial instruments is valued at its most recent sale price on the relevant exchange. Lacking any sales, the option contract is valued at the Calculated Mean. If it is not possible to determine the Calculated Mean, the option contract is valued at the most recent bid quotation in the case of a purchased option contract or the most recent asked quotation in the case of a written option contract, in each case as of the Value Time. An option contract on securities, currencies and other financial instruments traded in the OTC market is valued at the evaluated price provided by the broker-dealer with which it was traded on the trade date. Futures contracts (and options thereon) are valued at the most recent settlement price, if available, on the exchange on which they are traded most extensively. With the exception of stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement times are prior to the close of trading on the New York Stock Exchange. For stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement prices are normally available at approximately 4:20 Eastern time. If no settlement price is available, the last traded price on such exchange will be used. Following the valuations of securities or other portfolio assets in terms of the currency in which the market quotation used is expressed ("Local Currency"), the value of these portfolio assets in terms of US dollars is calculated by converting the Local Currency into US dollars at the prevailing currency exchange rate on the valuation date.

If market quotations for a portfolio asset are not readily available or the value of a portfolio asset as determined in accordance with Board approved procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of the Fund's Pricing Committee (or, in some cases, the Board's Valuation Committee), represents fair market value. The value of other portfolio holdings owned by the Fund is determined in a manner which is intended to fairly reflect the fair market value of the asset on the valuation date, based on valuation procedures adopted by the Fund's Board and overseen primarily by the Fund's Pricing Committee.

                                      TAXES


The following is intended to be a general summary of certain federal income tax consequences of investing in the Funds. It is not intended as a complete discussion of all such consequences, nor does it purport to deal with all categories of investors. Investors are therefore advised to consult with their tax advisors before making an investment in a Fund.

Taxation of the Funds. Each Fund has elected to be treated as a regulated investment company under Subchapter M of the Code, and has qualified as such since its inception. Each Fund intends to continue to so qualify in each taxable year as required under the Code in order to avoid payment of federal income tax at the Fund level. In order to qualify as a regulated investment company, each Fund must meet certain requirements regarding the source of its income, the diversification of its assets and the distribution of its income:

(a) Each Fund must derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies.

(b) Each Fund must diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items, US government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer of such other securities to a value not greater than 5% of the value of a fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities (other than those of the US Government or other regulated investment companies) of any one issuer or of two or more issuers which a fund controls and which are engaged in the same, similar, or related trades or businesses.

(c) Each Fund is required to distribute to its shareholders at least 90% of its taxable and tax-exempt net investment income (including the excess of net short-term capital gain over net long-term capital losses) and generally is not subject to federal income tax to the extent that it distributes annually such net investment income and net realized capital gains in the manner required under the Code.

If for any taxable year a Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders), and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income. Such distributions would be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

Each Fund is subject to a 4% nondeductible excise tax on amounts required to be but that are not distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of a Fund's taxable ordinary income for the calendar year and at least 98% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 (in most cases) of such year as well as amounts that were neither distributed nor taxed to the Fund during the prior calendar year. Although each Fund's distribution policies should enable it to avoid excise tax liability, a Fund may retain (and be subject to income or excise tax on) a portion of its capital gain or other income if it appears to be in the interest of such Fund.

Taxation of Distributions from the Funds. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains from the sale of investments that a Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends ("Capital Gain Dividends") will be taxable as long-term capital gains. Distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income. For taxable years beginning on or before December 31, 2008, distributions of investment income designated by a Fund as derived from "qualified dividend income" will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund level.


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Distributions are taxable to shareholders even if they are paid from income or gains earned by a Fund before a shareholder's investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares through the reinvestment privilege. A shareholder whose distributions are reinvested in shares will be treated as having received a dividend equal to the fair market value of the new shares issued to the shareholder. Any gain resulting from the sale or exchange of Fund shares generally will be taxable as capital gains.

Long-term capital gain rates applicable to individuals have been temporarily reduced -- in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets -- for taxable years beginning on or before December 31, 2008.

In order for some portion of the dividends received by a Fund shareholder to be "qualified dividend income," the Fund must meet holding period and other requirements with respect to some portion of the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund's shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 120-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 180-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property,
(3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a foreign personal holding company, foreign investment company, or passive foreign investment company. Qualified dividend income does not include interest from fixed-income securities.

In general, distributions of investment income designated by each Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to the Fund's shares. If the aggregate dividends received by a Fund during any taxable year are 95% or more of its gross income (excluding net long-term capital gain over net short-term capital loss), then 100% of the Fund's dividends (other than dividends properly designated as capital gain dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term "gross income" is the excess of net short-term capital gain over net long-term capital loss.

Capital gains distributions may be reduced if Fund capital loss carryforwards are available. Any capital loss carryforwards to which a Fund is entitled are disclosed in a Fund's annual and semi-annual reports to shareholders.

All distributions by a Fund result in a reduction in the net asset value of that Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a partial return of capital upon the distribution, which will nevertheless be taxable to them.


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Special tax rules apply to investments though defined contribution plans and other tax-qualified plans. Shareholders should consult their tax adviser to determine the suitability of shares of a Fund as an investment through such plans and the precise effect of and investment on their particular tax situation.

Dividends from domestic corporations are not expected to comprise a substantial part of each Fund's gross income. However, if any such dividends constitute a portion of a Fund's gross income, a portion of the income distributions of such Fund may be eligible for the 70% deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends which so qualify. The dividends-received deduction is reduced to the extent the shares of a Fund with respect to which the dividends are received are treated as debt-financed under federal income tax law and is eliminated if either those shares or the shares of the Fund are deemed to have been held by the Fund or the shareholder, as the case may be, for less than 46 days during the 90-day period beginning 45 days before the shares become ex-dividend.

Transactions in Fund Shares. Any loss realized upon the redemption of shares held for six months or less at the time of redemption will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period. Furthermore, any loss from the sale or redemption of shares held six months or less generally will be disallowed to the extent that tax-exempt interest dividends were paid on such shares.

Foreign Taxation. Foreign withholding or other foreign taxes with respect to income (possibly including, in some cases, capital gains) on certain foreign securities may occur. These taxes may be reduced or eliminated under the terms of an applicable US income tax treaty. If more than 50% of the value of each Fund's total assets will consist of securities issued by foreign corporations, the Funds will be eligible to elect to pass through to shareholders their proportionate share of any foreign taxes paid. The result of such an election would be that shareholders would include in income, and may be entitled to take the credits or deductions for such foreign taxes.

Passive Foreign Investment Companies. Equity investments by a Fund in certain "passive foreign investment companies" ("PFICs") could potentially subject the Fund to a US federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, such Fund may elect to avoid the imposition of that tax. For example, the Fund may elect to treat a PFIC as a "qualified electing fund" (a "QEF election"), in which case the Fund would be required to include its share of the company's income and net capital gains annually, regardless of whether it receives any distribution from the company. Such Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those PFICs on the last day of a fund's taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require such Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund's total return. Dividends paid by PFICs will not be eligible to be treated as "qualified dividend income."

Tax Effects of Certain Transactions. A Fund's use of options, futures contracts, forward contracts (to the extent permitted) and certain other strategic transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate the Fund's income, defer losses, cause adjustments in the holding periods of portfolio securities, convert capital gains into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to investors.

Transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts, forward contracts and similar instruments (to the extent permitted) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.


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

A Fund's investment in zero coupon bonds and other debt obligations having original issue discount may cause the Fund to recognize taxable income in excess of any cash received from the investment.

Other Tax Considerations. Under the backup withholding provisions of the Code, redemption proceeds as well as distributions may be subject to federal income tax withholding for certain shareholders, including those who fail to furnish a Fund with their taxpayer identification numbers and certifications as to their tax status.

Shareholders of a Fund may be subject to state and local taxes on distributions received from the Fund and on redemptions of the Fund's shares. Any shareholder who is not a US Person (as such term is defined in the Code) should consider the US and foreign tax consequences of ownership of shares of a Fund, including the possibility that such a shareholder may be subject to a flat US withholding tax rate of 30% (or a potentially lower rate under an applicable income tax treaty) on amounts constituting ordinary income received by him or her, where such amounts are treated as income from US sources under the Code.

Under recently promulgated Treasury regulations, if a shareholder recognizes a loss with respect to a Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.




                       GENERAL INFORMATION ABOUT THE TRUST


General. The Trust was formed as a business trust under the laws of the State of Delaware on September 13, 1993, and commenced investment operations on January 3, 1994. The Board of Trustees of the Trust is responsible for the overall management and supervision of the affairs of the Trust. The Declaration of Trust authorizes the Board of Trustees to create separate investment series or portfolios of shares. As of the date hereof, the Trustees have established the funds described in this SAI and eight additional series. The Declaration of Trust further authorizes the Trust to classify or reclassify any series or portfolio of shares into one or more classes. As of the date hereof, the Trustees have established seven classes of shares: Premier Shares, Institutional Shares, Investment Shares, Class A Shares, Class B Shares, Class C Shares and Class R Shares.



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

The shares of each class represent an interest in the same portfolio of investments of a fund. Each class has equal rights as to voting, redemption, dividends and liquidations, except that only Investment shares bear service fees and each class may bear other expenses properly attributable to the particular class. Also, holders of Class A, B and C shares and Investment shares of a fund have exclusive voting rights with respect to the service plan/12b-1 plan adopted by the fund.

When issued, shares of a fund are fully paid and nonassessable. In the event of liquidation, shareholders are entitled to share pro rata in the net assets of the applicable fund available for distribution to shareholders. Shares of a fund entitle their holders to one vote per share, are freely transferable and have no preemptive, subscription or conversion rights.

Shares of a fund will be voted separately with respect to matters pertaining to that Fund except for the election of Trustees and the ratification of independent accountants. For example, shareholders of a fund are required to approve the adoption of any investment advisory agreement relating to such fund and any change in the fundamental investment restrictions of such fund. Approval by the shareholders of one fund is effective only as to that fund. The Trust does not intend to hold shareholder meetings, except as may be required by the 1940 Act. The Trust's Declaration of Trust provides that special meetings of shareholders shall be called for any purpose, including the removal of a Trustee, upon written request of shareholders entitled to vote at least 10% of the outstanding shares of the Trust, or fund, as the case may be. In addition, if ten or more shareholders of record who have held shares for at least six months and who hold in the aggregate either shares having a net asset value of $25,000 or 1% of the outstanding shares, whichever is less, seek to call a meeting for the purpose of removing a Trustee, the Trust has agreed to provide certain information to such shareholders and generally to assist their efforts.

In the event of a liquidation or dissolution of the Trust or an individual fund, shareholders of a particular fund would be entitled to receive the assets available for distribution belonging to such fund. Shareholders of a fund are entitled to participate in the net distributable assets of the particular fund involved on liquidation, based on the number of shares of the fund that are held by each shareholder.

Shareholder And Trustee Liability. The Trust is organized as a Delaware business trust and, under Delaware law, the shareholders of a business trust are not generally subject to liability for the debts or obligations of the trust. Similarly, Delaware law provides that a fund will not be liable for the debts or obligations of any other fund in the Trust. However, no similar statutory or other authority limiting business trust shareholder liability exists in other states. As a result, to the extent that a Delaware business trust or a shareholder is subject to the jurisdiction of the courts in such other states, the courts may not apply Delaware law and may thereby subject the Delaware business trust shareholders to liability. To guard against this risk, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust. Notice of such disclaimer will normally be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification by the relevant fund for any loss suffered by a shareholder as a result of an obligation of a fund. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. The Trustees believe that, in view of the above, the risk of personal liability of shareholders is remote.

The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

                         ANNUAL AND SEMI-ANNUAL REPORTS

Shareholders of a fund receive an annual report containing audited financial statements and a semi-annual report. All transactions in shares of a fund and dividends and distributions paid by the fund are reflected in confirmations issued by the Transfer Agent at the time of the transaction and/or in monthly statements issued by the Transfer Agent. A year-to-date statement will be provided by the Transfer Agent.


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

                      CONSIDERATION FOR PURCHASES OF SHARES

The Trust generally will not issue shares of a fund for consideration other than cash. At the Trust's sole discretion, however, it may issue fund shares for consideration other than cash in connection with an acquisition of portfolio securities (other than municipal debt securities issued by state political subdivisions or their agencies or instrumentalities) or pursuant to a bona fide purchase of assets, merger or other reorganization, provided the securities meet the investment objectives and policies of the fund and are acquired by the fund for investment and not for resale. An exchange of securities for fund shares will generally be a taxable transaction to the shareholder.


                             PROXY VOTING GUIDELINES

Each Fund has delegated proxy voting responsibilities to the Advisor, subject to the Board's general oversight. Each Fund has delegated proxy voting to the Advisor with the direction that proxies should be voted consistent with each Fund's best economic interests. With respect to US regulated investment companies advised by the advisor, the Advisor agreed to follow the Proxy Voting Policies and Procedures ("Policies"), and Proxy Voting Guidelines ("Guidelines") of each Fund's Administrator, Deutsche Asset Management, Inc. ("DeAM, Inc."). Pursuant to this direction, DeAM, Inc. will vote proxies on behalf of the Advisor. The Policies address, among other things, conflicts of interest that may arise between the interests of the Funds, and the interests of the Advisor and its affiliates, including the Funds' principal underwriter. The Guidelines set forth DeAM, Inc.'s general position on various proposals, such as:

o Shareholder Rights-- DeAM, Inc. generally votes against proposals that restrict shareholder rights.

o Corporate Governance -- DeAM, Inc. generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments.

o Anti-Takeover Matters -- DeAM, Inc. generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes "against" the adoption of poison pills if they are submitted for shareholder ratification. DeAM, Inc. generally votes for fair price proposals.

o Compensation Matters -- DeAM, Inc. generally votes for executive cash compensation proposals, unless they are unreasonably excessive. DeAM, Inc. generally votes against stock option plans that do not meet the Advisor's criteria.

o Routine Matters -- DeAM, Inc. generally votes for the ratification of auditors, procedural matters related to the annual meeting, and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. DeAM, Inc. generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third-party, except for proxies solicited by or with respect to investment companies for which the Advisor or an affiliate serves as investment advisor or principal underwriter ("affiliated investment companies"). DeAM, Inc. votes affiliated investment company proxies in the same proportion as the vote of the investment company's other shareholders (sometimes called "mirror" or "echo" voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the 1940 Act.

Although the Guidelines set forth DeAM, Inc.'s general voting positions on various proposals, DeAM, Inc. may, consistent with the Fund's best interests, determine under some circumstances to vote contrary to those positions.

The Guidelines on a particular issue may or may not reflect the view of individual members of the board, or of a majority of the board. In addition, the Guidelines may reflect a voting position that differs from the actual practices of the public companies within the Deutsche Bank organization or of the investment companies for which the Advisor or an affiliate serves as investment advisor or sponsor.


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

DeAM, Inc. may consider the views of a portfolio company's management in deciding how to vote a proxy or in establishing general voting positions for the Guidelines, but management's views are not determinative.

As mentioned above, the Policies describe the way in which DeAM, Inc. resolves conflicts of interest. To resolve conflicts, DeAM, Inc., under normal circumstances, votes proxies in accordance with its Guidelines. If DeAM, Inc. departs from the Guidelines with respect to a particular proxy or if the Guidelines do not specifically address a certain proxy proposal, a proxy voting committee established by DeAM, Inc. will vote the proxy. Before voting any such proxy, however, DeAM, Inc.'s conflicts review committee will conduct an investigation to determine whether any potential conflicts of interest exist in connection with the particular proxy proposal. If the conflicts review committee determines that DeAM, Inc. has a material conflict of interest, or certain individuals on the proxy voting committee should be recused from participating in a particular proxy vote, it will inform the proxy voting committee. If notified that DeAM, Inc. has a material conflict, or fewer than three voting members are eligible to participate in the proxy vote, typically DeAM, Inc. will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party.

Under certain circumstances, DeAM, Inc. may not be able to vote proxies or DeAM, Inc. may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, DeAM, Inc. may not vote proxies on certain foreign securities due to local restrictions or customs. DeAM, Inc. generally does not vote proxies on securities subject to share blocking restrictions.


                             ADDITIONAL INFORMATION

Independent Accountants


PricewaterhouseCoopers LLP, 125 High Street, Boston, Massachusetts 02110, serves as each fund's independent accountants.


Registration Statement

The Trust has filed with the SEC, 450 Fifth Street, N.W., Washington, D.C. 20549, a Registration Statement under the 1933 Act with respect to the securities of each Fund and certain other series of the Trust. If further information is desired with respect to the Trust, a Fund or such other series, reference is made to the Registration Statement and the exhibits filed as a part thereof.

                              FINANCIAL STATEMENTS


The audited financial statements for each fund for the year ended October 31, 2003 are included in, and incorporated by reference into, this Statement of Additional Information from the Annual Report to Shareholders of each Fund in reliance upon the reports of PricewaterhouseCoopers LLP, each Funds' independent auditors, as experts in accounting and auditing.



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

                                   APPENDIX A

Bond and Commercial Paper Ratings

Set forth below are descriptions of ratings which represent opinions as to the quality of the securities. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality.

Moody's Investors Service, Inc.'s Corporate Bond Ratings

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safe-guarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Moody's Investors Service, Inc.'s Short-Term Debt Ratings

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of one year.


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

Issuers rated Prime-1 or P-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 or P-1 repayment ability will often be evidenced by many of the following characteristics:

o     Leading market positions in well established industries.

o     High rates of return on funds employed.

o Conservative capitalization structure with moderate reliance on debt and ample asset protection.

o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

o Well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 or P-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.


Standard & Poor's Division of The McGraw-Hill Companies, Inc. Corporate Bond Ratings


Investment Grade

AAA: Debt rated AAA has the highest rating assigned by S&P's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Speculative Grade

Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.


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

CCC: Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC: The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

C: The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

C1: The Rating C1 is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NY: Bonds may lack a S&P's rating because no public rating has been requested, because there is insufficient information on which to base a rating, or because S&P's does not rate a particular type of obligation as a matter of policy.


Standard & Poor's Division of The McGraw-Hill Companies, Inc. Commercial Paper Ratings


A: S&P's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".

A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

Fitch Investors Service, Inc. Bond Ratings

Investment Grade

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+".


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

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

High Yield Grade

BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, and D: Bonds are in default of interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

Plus (+) or Minus (-): The ratings from AA to C may be modified by the addition of a plus or minus sign to indicate the relative position of a credit within the rating category.

NR: Indicates that Fitch does not rate the specific issue.

Conditional: A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.


Fitch Investors Service, Inc. Short-Term Ratings


Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+".

F-2: Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the "F-1+" and "F-1 " categories.

F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

Duff & Phelps Bond Ratings

Investment Grade


AAA: Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free US Treasury debt.


AA+, AA, and AA-: High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A+, A, and A-: Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

BBB+, BBB, and BBB-: Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

High Yield Grade

BB+, BB, and BB-: Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

B+, B, and B-: Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

CCC: Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

Preferred stocks are rated on the same scale as bonds but the preferred rating gives weight to its more junior position in the capital structure. Structured financings are also rated on this scale.

Duff & Phelps Paper/Certificates of Deposit Ratings

Category 1: Top Grade


Duff 1 plus: Highest certainty of timely payment. Short-term liquidity including internal operating factors and/or ready access to alternative sources of funds, is outstanding, and safety is just below risk-free US Treasury short-term obligations.


Duff 1: Very high certainty of timely payment. Liquidity factors are excellent and supported by good Fundamental protection factors. Risk factors are minor.

Duff 1 minus: High certainty of timely payment. Liquidity factors are strong and supported by good Fundamental protection factors. Risk factors are very small.

Category 2: Good Grade

Duff 2: Good certainty of timely payment. Liquidity factors and company Fundamentals are sound. Although ongoing Funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

Category 3: Satisfactory Grade

Duff 3: Satisfactory liquidity and other protection factors qualify issue as to investment grade. Risk factors are larger and subject to more variation. Nevertheless timely payment is expected.

No ratings are issued for companies whose paper is not deemed to be of investment grade.

---------------------------------

Bonds which are unrated expose the investor to risks with respect to capacity to pay interest or repay principal which are similar to the risks of lower-rated bonds. A fund is dependent on the investment Advisor's or investment subadvisor's judgment, analysis and experience in the evaluation of such bonds.

Investors should note that the assignment of a rating to a bond by a rating service may not reflect the effect of recent developments on the issuer's ability to make interest and principal payments.

Note:

(1) The ratings indicated herein are believed to be the most recent ratings available at the date of this SAI for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which would be given to these securities on the date of a fund's fiscal year end.

SCUDDER MG INVESTMENTS TRUST
One South Street
Baltimore, MD 21202

INVESTMENT ADVISORS
Deutsche Asset Management, Inc.
280 Park Avenue
New York, NY 10017


Deutsche Asset Management Investment Services Limited
One Appold Street
London, England

ADMINISTRATOR
Deutsche Asset Management, Inc.
345 Park Avenue
New York, NY 10154

DISTRIBUTOR
Scudder Distributors, Inc.
222 South Riverside Plaza
Chicago, Illinois 60606

CUSTODIAN
Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109

TRANSFER AGENT
Scudder Investment Service Company
222 South Riverside Plaza
Chicago, IL 60606


INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
125 High Street
Boston, Massachusetts 02110

LEGAL COUNSEL
Willkie Farr & Gallagher LLP
787 Seventh Avenue
New York, New York 10019-6099


SERVICE INFORMATION
Existing accounts, new accounts, prospectuses, Statements of Additional Information applications, service forms, telephone exchanges, share price and performance -- 1-800-730-1313.

STATEMENT OF ADDITIONAL INFORMATION
                                                               February 28, 2004


Scudder MG Investments Trust (formerly Morgan Grenfell Investment Trust)


International Select Equity Fund, a/k/a Scudder International Select Equity Fund -- Institutional Class

International Select Equity Fund, a/k/a Scudder International Select Equity Fund -- Investment Class

International Select Equity Fund, a/k/a Scudder International Select Equity Fund -- Premier Class

International Select Equity Fund, a/k/a Scudder International Select Equity Fund -- Class A Shares

International Select Equity Fund, a/k/a Scudder International Select Equity Fund -- Class B Shares

International Select Equity Fund, a/k/a Scudder International Select Equity Fund -- Class C Shares

International Select Equity Fund, a/k/a Scudder International Select Equity Fund -- Class R Shares

Scudder MG Investments Trust (the "Trust") is an open-end, management investment company consisting of ten investment portfolios, each having separate and distinct investment objectives and policies. This Statement of Additional Information ("SAI") provides supplementary information pertaining to the International Select Equity Fund (the "Fund").


The Fund's Prospectuses (each a "Prospectus" and, collectively the "Prospectuses"), dated February 28, 2004, as they may be amended, revised or supplemented from time to time, provide the basic information investors should know before investing, and may be obtained without a charge by calling the Trust at the telephone number listed below. This Statement of Additional Information ("SAI"), which is not a prospectus, is intended to provide additional information regarding the activities and operations of the Fund and should be read only in conjunction with the Fund's Prospectuses. You may request a copy of the Prospectuses or a paper copy of this SAI, if you have received it electronically, free of charge by calling the Trust at the telephone number listed below or by contacting any service agent ("Service Agent") (which is any broker, financial advisor, bank, dealer or other institution or financial intermediary that has a sub-shareholder servicing agreement with the Fund). This SAI is not an offer of the Fund for which an investor has not received a Prospectus. Capitalized terms not otherwise defined in this SAI have the meanings accorded to them in the Fund's Prospectus. The audited financial statements for each class of the Fund are incorporated herein by reference to the Annual Report to shareholders for the Fund dated October 31, 2003. A copy of each Prospectus and Annual Report may be obtained without charge from Shareholder Services by calling 1-800-621-1048 or writing to Scudder Investments, P.O. Box 219210, Kansas City, MO 64121.

Deutsche Asset Management Investment Services Limited ("DeAMIS") serves as investment advisor to the Fund. DeAMIS is referred to herein as the "Advisor." Scudder Distributors, Inc. (the "Distributor" or "SDI") serves as the Fund's principal underwriter and distributor. Deutsche Asset Management, Inc. ("DeAM, Inc.") serves as the Fund's administrator (the "Administrator").

                                TABLE OF CONTENTS


                                                                                   Page
                                                                                   ----
INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS................................     1
   Derivative Securities........................................................    11
   Derivative Securities:  Options..............................................    11
   Derivative Securities:  Futures Contracts and Options on Futures Contracts...    15
   Derivative Securities:  Swap Agreements......................................    18
   Derivative Securities:  Hedging Strategies...................................    20
   Mortgage-Backed and Asset-Backed Securities..................................    21
   Currency Management..........................................................    29

INVESTMENT RESTRICTIONS.........................................................    41

FUNDAMENTAL INVESTMENT RESTRICTIONS.............................................    41

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS.........................................    42

MANAGEMENT OF THE TRUST AND FUND................................................    43

INVESTMENT ADVISORY AND OTHER SERVICES..........................................    53

CODE OF ETHICS..................................................................    54

PROXY VOTING GUIDELINES.........................................................    55

INVESTMENT CLASS AND CLASS R SHARES ONLY........................................    59

PURCHASES AND REDEMPTIONS OF SHARES.............................................    62

NET ASSET VALUE.................................................................    75

TAXES...........................................................................    76

GENERAL INFORMATION ABOUT THE TRUST.............................................    80

ANNUAL AND SEMI-ANNUAL REPORTS..................................................    81

CONSIDERATION FOR PURCHASES OF SHARES...........................................    81

ADDITIONAL INFORMATION..........................................................    81

INDEPENDENT AUDITORS............................................................    81

REGISTRATION STATEMENT..........................................................    82

FINANCIAL STATEMENTS............................................................    82

APPENDIX A......................................................................    84


No person has been authorized to give any information or to make any representations not contained in this SAI or in the Prospectuses in connection with the offering made by each Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Trust or its Distributor. Each Prospectus does not constitute an offering by the Trust or by the Distributor in any jurisdiction in which such offering may not lawfully be made. Shares of the Fund may not available in certain states. Please call 1-800-621-1048 to determine availability in your state.

                INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

The following is a description of the Fund's investment objectives and policies. There can, of course, be no assurance that the Fund will achieve its investment objectives. The following supplements the information contained in the Prospectuses concerning the investment objectives and policies of the Fund.

Investment Objectives and Policies


The Fund's investment objective is capital appreciation. Under normal circumstances, the Fund invests at least 80% of its assets, determined at the time of purchase, in equity securities and other securities with equity characteristics. The Fund will notify its shareholders 60 days prior to a change in its 80% investment policy. The Fund primarily invests in the countries that make up the MSCI EAFE Index. At least 50% of the Fund's assets will be invested in securities that are represented in the MSCI EAFE Index. However, the Fund may invest up to 50% of its total assets in non-Index securities of companies located in the countries that make up the Index. The Fund may also invest up to 20% of its assets in cash equivalents, US investment grade fixed income securities and US stocks and other equity securities.


The Fund may use derivatives, including futures, options and foreign currency transactions, to lessen its exposure to changing currency rates, security prices, interest rates and other factors that affect security values.

Investment Policies

The following is a chart of the various types of securities and investment strategies employed by the Fund. Unless otherwise indicated, the Fund is permitted, but not obligated, to pursue any of the following strategies and does not represent that these techniques are available now or will be available at any time in the future. If the Fund's investment in a particular type of security is limited to a certain percentage of the Fund's assets, that percentage limitation is listed in the chart. Following the chart is a description of how each type of security and investment strategy may be used by the Fund.

------------------------------------------------------------------------------------------------------------------
                          INVESTMENT PRACTICE                                     International Select Equity Fund
==================================================================================================================
KEY TO TABLE:

[ ]  Permitted without stated limit

[ ]  Permitted without stated limited, but not expected to be used to a significant extent
X    Not permitted
20%  Italic type (e.g. 20%) represents an investment limitation as a percentage of net fund assets; does not indicate actual use

20%  Roman type (e.g. 20%) represents an investment limitation as a percentage of total fund assets; does not indicate actual use
------------------------------------------------------------------------------------------------------------------
EQUITY SECURITIES
------------------------------------------------------------------------------------------------------------------
Common Stock                                                                                  [ ]
------------------------------------------------------------------------------------------------------------------
Warrants                                                                                      [ ]
------------------------------------------------------------------------------------------------------------------
Preferred Stock                                                                               [ ]
------------------------------------------------------------------------------------------------------------------
Convertible Securities                                                                        [ ]
------------------------------------------------------------------------------------------------------------------
Medium Capitalization Stocks                                                                  [ ]
------------------------------------------------------------------------------------------------------------------
Small Capitalization Stocks                                                                   [ ]
------------------------------------------------------------------------------------------------------------------
Micro Capitalization Stocks                                                                   [ ]
------------------------------------------------------------------------------------------------------------------

FIXED INCOME SECURITIES & MONEY MARKET INSTRUMENTS
------------------------------------------------------------------------------------------------------------------
Short-Term Instruments                                                                        20%
------------------------------------------------------------------------------------------------------------------
Obligations of Banks and Other Financial Institutions                                         20%
------------------------------------------------------------------------------------------------------------------
Certificates of Deposit and Banker's Acceptances                                              20%
------------------------------------------------------------------------------------------------------------------
Commercial Paper                                                                              20%
------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------
                          INVESTMENT PRACTICE                                     International Select Equity Fund
==================================================================================================================
KEY TO TABLE:

[ ]  Permitted without stated limit

[ ]  Permitted without stated limited, but not expected to be used to a significant extent
X    Not permitted
20%  Italic type (e.g. 20%) represents an investment limitation as a percentage of net fund assets; does not indicate actual use

20%  Roman type (e.g. 20%) represents an investment limitation as a percentage of total fund assets; does not indicate actual use
------------------------------------------------------------------------------------------------------------------
Variable Rate Master Demand Notes                                                               X
------------------------------------------------------------------------------------------------------------------
U.S. Government Securities                                                                    20%
------------------------------------------------------------------------------------------------------------------
Custodial Receipts                                                                            [ ]
------------------------------------------------------------------------------------------------------------------
Zero Coupon Securities and Deferred Interest Bonds                                            [ ]
------------------------------------------------------------------------------------------------------------------
Variable Rate Securities                                                                      20%
------------------------------------------------------------------------------------------------------------------
Inverse Floating Rate Securities                                                               5%
------------------------------------------------------------------------------------------------------------------
Lower-Rated Debt Securities                                                                   [ ]
------------------------------------------------------------------------------------------------------------------
Registered Loans                                                                              [ ]
------------------------------------------------------------------------------------------------------------------

DERIVATIVE SECURITIES (OPTIONS)
------------------------------------------------------------------------------------------------------------------
Options on Securities                                                                         [ ]
------------------------------------------------------------------------------------------------------------------
Options on Securities Indices                                                                 [ ]
------------------------------------------------------------------------------------------------------------------
Options on Non-US Securities Indices                                                          [ ]
------------------------------------------------------------------------------------------------------------------
Yield Curve Options                                                                           [ ]
------------------------------------------------------------------------------------------------------------------
Spreadlocks                                                                                   [ ]
------------------------------------------------------------------------------------------------------------------

DERIVATIVE SECURITIES (FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS)
------------------------------------------------------------------------------------------------------------------
Futures Contracts                                                                             [ ]
------------------------------------------------------------------------------------------------------------------
Futures Contracts on Securities Indices                                                       [ ]
------------------------------------------------------------------------------------------------------------------
Options on Futures Contracts (including Contracts on Securities Indices)                      [ ]
------------------------------------------------------------------------------------------------------------------

DERIVATIVE SECURITIES (HEDGING STRATEGIES)
------------------------------------------------------------------------------------------------------------------
Swaps Agreements                                                                              [ ]
------------------------------------------------------------------------------------------------------------------

DERIVATIVE SECURITIES (HEDGING STRATEGIES)
------------------------------------------------------------------------------------------------------------------
Hedging Strategies                                                                            [ ]
------------------------------------------------------------------------------------------------------------------

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES
------------------------------------------------------------------------------------------------------------------
Government Guaranteed Mortgage-Backed Securities                                              [ ]
------------------------------------------------------------------------------------------------------------------
Ginnie Mae Certificates                                                                       [ ]
------------------------------------------------------------------------------------------------------------------
Fannie Mae Certificates                                                                       [ ]
------------------------------------------------------------------------------------------------------------------
Freddie Mac Certificates                                                                      [ ]
------------------------------------------------------------------------------------------------------------------
Multi-Class Mortgage-Backed Securities (CMOs and REMICs)                                      [ ]
------------------------------------------------------------------------------------------------------------------
Private Issued Mortgage -Backed Securities                                                    [ ]
------------------------------------------------------------------------------------------------------------------
Mortgage Pass-Through Securities                                                              [ ]
------------------------------------------------------------------------------------------------------------------
Stripped-Mortgage Backed Securities                                                           [ ]
------------------------------------------------------------------------------------------------------------------
Adjustable Rate Mortgages                                                                     [ ]
------------------------------------------------------------------------------------------------------------------
Asset-Backed Securities                                                                       [ ]
------------------------------------------------------------------------------------------------------------------

SECURITIES OF NON-U.S. ISSUERS
------------------------------------------------------------------------------------------------------------------
Foreign Securities & Depositary Receipts (ADRs, EDRs, GDRs and IDRs)                          [ ]
------------------------------------------------------------------------------------------------------------------
Foreign Corporate Debt Securities                                                             [ ]
------------------------------------------------------------------------------------------------------------------
Foreign Government Debt Securities                                                            [ ]
------------------------------------------------------------------------------------------------------------------
Brady Bonds                                                                                   [ ]
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                          INVESTMENT PRACTICE                                     International Select Equity Fund
==================================================================================================================
KEY TO TABLE:

[ ]  Permitted without stated limit

[ ]  Permitted without stated limited, but not expected to be used to a significant extent
X    Not permitted
20%  Italic type (e.g. 20%) represents an investment limitation as a percentage of net fund assets; does not indicate actual use

20%  Roman type (e.g. 20%) represents an investment limitation as a percentage of total fund assets; does not indicate actual use
------------------------------------------------------------------------------------------------------------------
Investments in Emerging Markets                                                                 [ ]
------------------------------------------------------------------------------------------------------------------
Region and Country Investing                                                                    [ ]
------------------------------------------------------------------------------------------------------------------

CURRENCY MANAGEMENT
------------------------------------------------------------------------------------------------------------------
Currency Exchange Transactions                                                                  [ ]
------------------------------------------------------------------------------------------------------------------
Currency Hedging Transactions                                                                   [ ]
------------------------------------------------------------------------------------------------------------------
Cross Hedging                                                                                   [ ]
------------------------------------------------------------------------------------------------------------------
Forward Currency Exchange Contracts                                                             [ ]
------------------------------------------------------------------------------------------------------------------
Options on Foreign Currencies                                                                   [ ]
------------------------------------------------------------------------------------------------------------------

OTHER INVESTMENTS AND INVESTMENT PRACTICES
------------------------------------------------------------------------------------------------------------------
Illiquid Securities                                                                              15%
------------------------------------------------------------------------------------------------------------------
When-Issued and Delayed Delivery Securities                                                     [ ]
------------------------------------------------------------------------------------------------------------------
Repurchase Agreements                                                                            20%
------------------------------------------------------------------------------------------------------------------
Reverse Repurchase Agreements                                                                33 1/3%
------------------------------------------------------------------------------------------------------------------
Mortgage Dollar Rolls                                                                           [ ]
------------------------------------------------------------------------------------------------------------------
Lending of Portfolio Securities                                                              33 1/3%
------------------------------------------------------------------------------------------------------------------
Borrowing                                                                                    33 1/3%
------------------------------------------------------------------------------------------------------------------
Short Sales                                                                                     [ ]
------------------------------------------------------------------------------------------------------------------
Other Investment Companies                                                                       10%
------------------------------------------------------------------------------------------------------------------
Temporary Defensive Investments                                                                 100%
------------------------------------------------------------------------------------------------------------------

Equity Securities

General. The Fund may invest in equity securities listed on any domestic or non-US securities exchange or traded in the over-the-counter market as well as certain restricted or unlisted securities. As used herein, "equity securities" include common stock, preferred stock, trust or limited partnership interests, rights and warrants (to subscribe to or purchase such securities) and convertible securities (consisting of debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock).

Common Stocks. Common stocks, the most familiar type of equity securities, represent an equity (i.e., ownership) interest in a corporation. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company's capital structure. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition, as well as changes in overall market and economic conditions. This affects the value of the shares of the Fund, and thus the value of your investment. Smaller companies are especially sensitive to these factors.

Warrants

The Fund may invest in warrants. Warrants are securities that give the holder the right but not the obligation to buy a specified number of shares of common stock at a specified price, which is often higher than the market price at the time of issuance, for a specified period (or in perpetuity). Warrants may be issued in units with other securities or separately, and may be freely transferable and traded on exchanges. Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus is a speculative investment. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant. This leveraging effect enables the investor to gain exposure to the underlying security with a relatively low capital investment. This leveraging increases an investor's risk, however, in the event of a decline in the value of the underlying security and can result in a complete loss of the amount invested in the warrant.

While the market value of a warrant tends to be more volatile than that of the securities underlying the warrant, changes in the market value of a warrant may not necessarily correlate with that of the underlying security. A warrant ceases to have value if it is not exercised prior to the expiration date, if any, to which the warrant is subject.

The purchase of warrants involves a risk that the Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. Also, warrants do not entitle the holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company.

Preferred Stock. The Fund may invest in preferred stock. Preferred stock has a preference (i.e., ranks higher) in liquidation (and generally dividends) over common stock but is subordinated (i.e., ranks lower) in liquidation to fixed income securities. Dividends on preferred stock may be cumulative, and in such cases, all cumulative dividends usually must be paid prior to dividend payments to common stockholders. Because of this preference, preferred stocks generally entail less risk than common stocks. As a general rule the market value of preferred stocks with fixed dividend rates and no conversion rights moves inversely with interest rates and perceived credit risk, with the price determined by the dividend rate. Some preferred stocks are convertible into other securities (e.g., common stock) at a fixed price and ratio or upon the occurrence of certain events. The market price of convertible preferred stocks generally reflects an element of conversion value. Because many preferred stocks lack a fixed maturity date, these securities generally fluctuate substantially in value when interest rates change; such fluctuations often exceed those of long-term bonds of the same issuer. Some preferred stocks pay an adjustable dividend that may be based on an index, formula, auction procedure or other dividend rate reset mechanism. In the absence of credit deterioration, adjustable rate preferred stocks tend to have more stable market values than fixed rate preferred stocks.


All preferred stocks are also subject to the same types of credit risks as corporate bonds. In addition, because preferred stock is subordinate to debt securities and other obligations of an issuer, deterioration in the credit rating of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar yield characteristics. Preferred stocks may be rated by the Standard & Poor's Division of The McGraw-Hill Companies, Inc. ("S&P") and Moody's Investors Service, Inc. ("Moody's") although there is no minimum rating which a preferred stock must have to be an eligible investment for the Fund.


Convertible Securities. The Fund may invest in convertible securities. A convertible security is a bond or preferred stock which may be converted at a stated price within a specific period of time into a specified number of shares of common stock of the same or different issuer. Convertible securities are senior to common stock in a corporation's capital structure, but are generally subordinate to non-convertible debt securities. While providing a fixed income stream, generally higher in yield than in the income derived from a common stock but lower than that afforded by a non-convertible debt security, a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of common stock into which it is convertible.

The terms of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holders' claims on assets and earnings are subordinated to the claims of other creditors, and are senior to the claims of preferred and common shareholders. In the case of convertible preferred stock, the holders' claims on assets and earnings are subordinated to the claims of all creditors and are senior to the claims of common shareholders.

In general, the market value of a convertible security is the greater of its investment value (its value as a fixed income security) or its conversion value (the value of the underlying shares of common stock if the security is converted). Because a convertible security is a fixed income security, its market value generally increases when interest rates decline and generally decreases when interest rates rise; however, the price of a convertible security also generally increases as the market value of the underlying stock increases, and generally decreases as the market value of the underlying stock declines. Investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

Medium-Capitalization, Small-Capitalization and Micro-Capitalization Stocks

The Fund may invest in lesser-known companies with medium- and small-market capitalizations. Such companies frequently offer greater growth potential than larger, more mature, better-known companies. Investments in such companies involve considerations that are not applicable to investing in securities of established, larger capitalization issuers including reduced and less reliable information about the issuer, less stringent financial disclosure requirements and higher brokerage commissions and fees and greater market risk in general.


In addition, investing in the securities of these companies also involves the possibility of greater portfolio price volatility. Among the reasons for the greater price volatility of such companies are the less certain growth prospects of medium and smaller firms, the greater illiquidity in the markets for the stocks of such companies and the greater sensitivity of such companies to changing economic conditions in their respective geographic region.


For example, securities of these companies involve higher investment risk than that normally associated with larger firms due to the greater business risks of small size and limited product lines, markets, distribution channels and financial and managerial resources. Therefore such securities may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.

In addition, many medium- and small-market capitalization companies in which the Fund may invest are not well-known to the investing public, do not have significant institutional ownership and are followed by relatively few securities analysts. As a result, it may be difficult to obtain reliable information and financial data on such companies and the securities of smaller capitalization companies may not be readily marketable, making it difficult to dispose of shares when desirable. Also, the securities of smaller capitalization companies traded on the over-the-counter market may have fewer market makers, wider spreads between their quoted bid and asked prices and lower trading volumes, resulting in comparatively greater price volatility and less liquidity than exists for securities of larger capitalization companies.

An additional risk of investing in smaller emerging companies is that smaller issuers may face increased difficulty in obtaining the capital necessary to continue operations and thus may go into bankruptcy, which could result in a complete loss of an investment. Furthermore, when the economy enters into recession there tends to be a "flight to quality" which exacerbates the increased risk and greater price volatility normally associated with smaller capitalization companies.

Fixed Income Securities and Money Market Instruments

General. The Fund may invest in a broad range of domestic and foreign fixed income (debt) securities. Fixed income securities, including (but not limited to) bonds, are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest, and must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values.

The value of fixed income securities in the Fund's portfolio generally varies inversely with changes in interest rates. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.


In periods of declining interest rates, the yield (the income generated over a stated period of time) of the Fund that invests in fixed income securities may tend to be higher than prevailing market rates, and in periods of rising interest rates, the yield of the Fund may tend to be lower. Also, when interest rates are falling, the inflow of net new money to the Fund from the continuous sale of its shares will likely be invested in portfolio instruments producing lower yields than the balance of the Fund's portfolio, thereby reducing the yield of the Fund. In periods of rising interest rates, the opposite can be true. To the extent it invests in fixed income securities, the net asset value of the Fund can generally be expected to change as general levels of interest rates fluctuate.


Fixed-Income Security Risk. Fixed income securities generally exposes the Fund to four types of risk: (1) interest rate risk (the potential for fluctuations in bond prices due to changing interest rates); (2) income risk (the potential for a decline in the Fund's income due to falling market interest rates); (3) credit risk (the possibility that a bond issuer will fail to make timely payments of either interest or principal to the Fund); (4) prepayment risk or call risk (the likelihood that, during period of falling interest rates, securities with high stated interest rates will be prepaid, or "called" prior to maturity, requiring the Fund to invest the proceeds at generally lower interest rates); and (5) extension risk (the likelihood that as interest rates increase, slower than expected principal payments may extend the average life of fixed income securities, which will have the effect of locking in a below-market interest rate, increasing the security's duration and reducing the value of the security).


Short-Term Instruments. When the Fund experiences large cash inflows, for example, through the sale of securities or of its shares and attractive investments are unavailable in sufficient quantities, the Fund may hold short-term investments (or shares of a money market mutual fund) for a limited time pending availability of such investments. In addition, when in the Advisor's opinion, it is advisable to adopt a temporary defensive position because of unusual and adverse market or other conditions, up to 100% of the Fund's assets may be invested in such short-term instruments.


Short-term instruments consist of foreign and domestic: (1) short-term obligations of sovereign governments, their agencies, instrumentalities, authorities or political subdivisions; (2) other investment grade short-term debt securities; (3) commercial paper; (4) bank obligations, including negotiable certificates of deposit, time deposits and banker's acceptances; and
(5) repurchase agreements. At the time the Fund invests in commercial paper, bank obligations or repurchase agreements, the issuer or the issuer's parent must have outstanding debt, commercial paper or bank obligations rated investment grade; or , if no such ratings are available, the instrument must be deemed to be of comparable quality in the opinion of the Advisor. These instruments may be denominated in US dollars or in foreign currencies.

At the time the Fund invests in commercial paper, bank obligations or repurchase agreements, the issuer of the issuer's parent must have outstanding debt rated A or higher by S&P or Moody's or outstanding commercial paper or bank obligations rated A-2 by S&P or Prime-2 by Moody's; or, if no such ratings are available, the instrument must be of comparable quality in the opinion of the Advisor. These instruments may be denominated in US dollars or in foreign currencies.


Obligations of Banks and Other Financial Institutions. The Fund may invest in US dollar-denominated fixed rate or variable rate obligations of US or foreign financial institutions, including banks, only when the Advisor determines that the credit risk with respect to the instrument is minimal. Obligations of domestic and foreign financial institutions in which the Fund may invest include (but are not limited to) certificates of deposit, bankers' acceptances, bank time deposits, commercial paper, and other instruments issued or supported by the credit of US or foreign financial institutions, including banks.


For purposes of the Fund's investment policies with respect to bank obligations, the assets of a bank will be deemed to include the assets of its domestic and foreign branches. Obligations of foreign branches of US banks and foreign banks may be general obligations of the parent bank in addition to the issuing bank or may be limited by the terms of a specific obligation and by government regulation. If the Advisor deems the instruments to present minimal credit risk, the Fund may invest in obligations of foreign banks or foreign branches of US banks, which include banks located in the United Kingdom, Grand Cayman Island, Nassau, Japan and Canada.

Investments in these obligations may entail risks that are different from those of investments in obligations of US domestic banks because of differences in political, regulatory and economic systems and conditions. These risks include future political and economic developments, currency blockage, the possible imposition of withholding taxes on interest payments, possible seizure or nationalization of foreign deposits, difficulty or inability of pursuing legal remedies and obtaining judgments in foreign courts, possible establishment of exchange controls or the adoption of other foreign governmental restrictions that might affect adversely the payment of principal and interest on bank obligations. Foreign branches of US banks and foreign banks may also be subject to less stringent reserve requirements and to different accounting, auditing, reporting and record keeping standards that those applicable to domestic branches of US banks.


Certificates of Deposit and Bankers' Acceptances. The Fund may invest in certificates of deposit and bankers' acceptances. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity.

Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain Fund to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.


Commercial Paper. The Fund may invest in commercial paper. The Fund may invest in fixed rate or variable rate commercial paper, issued by US or foreign entities. Commercial paper consists of short-term (usually up to one year) unsecured promissory notes issued by US or foreign corporations in order to finance their current operations. Any commercial paper issued by a foreign entity corporation and purchased by the Fund must be US dollar-denominated and must not be subject to foreign withholding tax at the time of purchase.


Commercial paper when purchased by the Fund must be rated in the highest short-term rating category by any two Nationally Recognized Statistical Rating Organizations ("NRSROs") (or one NRSRO if that NRSRO is the only such NRSRO which rates such security) or, if not so rated, must be determined by the Advisor to be of comparable quality. Investing in foreign commercial paper generally involves risks similar to those described above relating to obligations of foreign banks or foreign branches and subsidiaries of US and foreign banks.

The Fund may also invest in variable rate master demand notes. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.


For a description of commercial paper ratings, see Appendix A to this SAI.


US Government Securities. The Fund may invest in obligations issued or guaranteed by the US government and include: (1) direct obligations of the US Treasury and (2) obligations issued by US government agencies and instrumentalities. Included among direct obligations of the US are Treasury Bills, Treasury Notes and Treasury Bonds, which differ in terms of their interest rates, maturities and dates of issuance. Treasury Bills have maturities of less than one year, Treasury Notes have maturities of one to 10 years and Treasury Bonds generally have maturities of greater than 10 years at the date of issuance. Included among the obligations issued by agencies and instrumentalities of the US are: instruments that are supported by the full faith and credit of the US (such as certificates issued by the Government National Mortgage Association ("GNMA" or "Ginnie Mae")); instruments that are supported by the right of the issuer to borrow from the US Treasury (such as securities of Federal Home Loan Banks); and instruments that are supported by the credit of the instrumentality (such as Federal National Mortgage Association ("FNMA" or "Fannie Mae") and Federal Home Loan Mortgage Corporation ("FHLMC" or "Freddie Mac")).

Other US government securities the Fund may invest in include (but are not limited to) securities issued or guaranteed by the Federal Housing Administration, Farmers Home Loan Administration, Export-Import Bank of the US, Small Business Administration, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Intermediate Credit Banks, Federal Land Banks, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board and Student Loan Marketing Association. Because the US government is not obligated by law to provide support to an instrumentality it sponsors, the Fund will invest in obligations issued by such an instrumentality only if the Advisor determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Fund.

The Fund may also invest in separately traded principal and interest component of securities guaranteed or issued by the US government or its agencies, instrumentalities or sponsored enterprises if such components trade independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS") or any similar program sponsored by the US government. STRIPS are sold as zero coupon securities. See "Zero Coupon Securities."

Custodial Receipts. The Fund may invest in custodial receipts which are interests in separately traded interest and principal component parts of US government securities that are issued by banks or brokerage firms and are created by depositing US government securities into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Custodial receipts include Treasury Receipts ("TRs"), Treasury Investment Growth Receipts ("TIGRs"), and Certificates of Accrual on Treasury Securities ("CATS"). TIGRs and CATS are interests in private proprietary accounts while TRs and STRIPS are interests in accounts sponsored by the US Treasury. Receipts are sold as zero coupon securities. See "Zero Coupon Securities and Deferred Interest Bonds."

The Fund may acquire US government securities and their unmatured interest coupons that have been separated ("stripped") by their holder, typically a custodian bank or investment brokerage firm. Having separated the interest coupons from the underlying principal of the US government securities, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including TIGRs, and CATS. The stripped coupons are sold separately from the underlying principal, which is usually sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. The underlying US Treasury bonds and notes themselves are generally held in book-entry form at a Federal Reserve Bank. Counsel to the underwriters of these certificates or other evidences of ownership of US Treasury securities have stated that, in their opinion, purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying US government securities for federal tax and securities purposes. In the case of CATS and TIGRS, the Internal Revenue Service ( the "IRS") has reached this conclusion for the purpose of applying the tax diversification requirements applicable to regulated investment companies such as the Fund. CATS and TIGRS are not considered US government securities by the staff of the Commission. Further, the IRS conclusion noted above is contained only in a general counsel memorandum, which is an internal document of no precedential value or binding effect, and a private letter ruling, which also may not be relied upon by the Fund. The Trust is not aware of any binding legislative, judicial or administrative authority on this issue.

Zero Coupon Securities and Deferred Interest Bonds. The Fund may invest in zero coupon securities and deferred interest bonds. Zero coupon and deferred interest bonds are debt obligations which are issued at a significant discount from face value. The original discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest accrual date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon securities are redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accrued over the life of the security, and the accrual constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically.

While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds generally provide for a period of delay before the regular payment of interest begins. Although this period of delay is different for each deferred interest bond, a typical period is approximately one-third of the bond's term to maturity. Such investments benefit the issuer by mitigating its initial need for cash to meet debt service, but some also provide a higher rate of return to attract investors who are willing to defer receipt of such cash.

The Fund will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is generally received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations. See "Taxes."

Inverse Floating Rate Securities. The Fund may invest up to 5% of its net assets in inverse floating rate securities ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. See "Illiquid Securities."

Yields and Ratings. The yields on certain obligations in which the Fund may invest (such as commercial paper and bank obligations) are dependent on a variety of factors, including the ratings of the issue. The ratings of S&P, Moody's and other recognized rating organizations represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality or value. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. See Appendix A for a description of the ratings provided by recognized statistical ratings organizations.

Lower-Rated Debt Securities ("Junk Bonds" or "High Yield Debt Securities"). The Fund may invest in debt securities rated in the fifth and sixth long-term rating categories by S&P, Moody's and Duff & Phelps Credit Rating

Company, or comparably rated by another NRSRO, or if not rated by an NRSRO, of comparable quality as determined by the Advisor in its sole discretion.

These securities, often referred to as Junk Bonds or High Yield Debt Securities, are considered speculative and, while generally offering greater income than investments in higher quality securities, involve greater risk of loss of principal and income, including the possibility of default or bankruptcy of the issuers of such securities, and have greater price volatility, especially during periods of economic uncertainty or change. These lower quality bonds tend to be affected by economic changes and short-term corporate and industry developments, as well as public perception of those changes and developments, to a greater extent than higher quality securities, which react primarily to fluctuations in the general level of interest rates.

In addition, the market for lower-rated debt securities may be thinner and less active than that for higher rated debt securities, which can adversely affect the prices at which the former are sold. If market quotations are not available, lower-rated debt securities will be valued in accordance with procedures established by the Board of Trustees, including the use of outside pricing services. Judgment plays a greater role in valuing high-yield corporate debt securities than is the case for securities for which more external sources for quotations and last sale information are available. Adverse publicity and changing investor perception may also affect the availability of outside pricing services to value lower-rated debt securities and the Fund's ability to dispose of these securities. In addition, such securities generally present a higher degree of credit risk. Issuers of lower-rated debt securities are often highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater because below investment grade securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness.

Since the risk of default is higher for lower-rated debt securities, the Advisor's research and credit analysis are an especially important part of managing securities of this type held by the Fund. In considering investments for the Fund, the Advisor will attempt to identify those issuers of high yielding debt securities whose financial conditions are adequate to meet future obligations, have improved or are expected to improve in the future. The Advisor's analysis focuses on relative values based on such factors as interest on dividend coverage, asset coverage, earnings prospects and the experience and managerial strength of the issuer.

While the market for high yield corporate debt securities has been in existence for many years and has weathered previous economic downturns, past experience may not provide an accurate indication of future performance of the high yield bond market, especially during periods of economic recession.

The Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise exercise its rights as a security holder to seek to protect the interest of security holders if it determines this to be in the interest of the Fund.

Rating Downgrades. Subsequent to its purchase by the Fund, a rated security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Advisor will consider such an event in determining whether the Fund should continue to hold the security in accordance with the interests of the Fund and applicable regulations of the SEC. The Fund will not continue to hold fixed income securities that have been downgraded below investment grade if more than 5% of the Fund's net assets would consist of such securities.

Registered Loans. The Fund may invest in loan obligations issued or guaranteed by sovereign governments or their agencies and instrumentalities. The ownership of these loans is registered in the books of an agent bank and/or the borrower, and transfers of ownership are effected by assignment agreements. Documentation for these assignments includes a signed notice of assignment, which is sent to the agent and/or borrower for registration shortly after the execution of the assignment agreement. Prior to the notice of assignment being registered with the agent and/or borrower, the borrower or its agent will make any payments of principal and interest to the last registered owner.

Given the volume of secondary market trading in registered loans, the agent and/or borrower's books may be out of date, making it difficult for the Fund to establish independently whether the seller of a registered loan is the owner of the loan. Generally, registered loans trade in the secondary market with interest (i.e., the right to accrued but unpaid interest is transferred to purchasers).

Other Debt Obligations. The Fund may invest in deposits, bonds, notes and debentures and other debt obligations that at the time of purchase have, or are comparable in priority and security to other securities of such issuer which have, outstanding short-term obligations meeting the above short-term rating requirements, or if there are no such short-term ratings, are determined by the Advisor to be of comparable quality.

Derivative Securities

General. The Fund may invest in various instruments that are commonly known as "derivatives." Generally, a derivative is a financial arrangement, the value of which is based on, or "derived" from, a traditional security, asset or market index. Some "derivatives" such as mortgage-related and other asset-backed securities are in many respects like any other investment, although they may be more volatile and/or less liquid than more traditional debt securities. There are, in fact, many different types of derivatives and many different ways to use them. For example, the Fund may use futures and options as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities, for speculative purposes, and for traditional hedging purposes to attempt to protect the Fund from exposure to changing interest rates, securities prices or currency exchange rates and for cash management or other investment purposes.

There is a range of risks associated with those uses. The use of derivatives may result in leverage, which tends to magnify the effects of an instrument's price changes as market conditions change. Leverage involves the use of a small amount of money to control a large amount of financial assets, and can in some circumstances, lead to significant losses. The Fund will limit the leverage created by its use of derivatives for investment purposes by "covering" such positions as required by the Commission. The Advisor may use derivatives in circumstances where the Advisor believes they offer an economical means of gaining exposure to a particular asset class. Derivatives will not be used to increase portfolio risk above the level that could be achieved using only traditional investment securities or to acquire exposure to changes in the value of assets or indexes that by themselves could not be purchased for the Fund. The use of derivatives for non-hedging purposes may be considered speculative.

The Fund's investment in options, futures or forward contracts, swaps and similar strategies (collectively, "derivatives") depends on the Advisor's judgment as to the potential risks and rewards of different types of strategies. Derivatives can be volatile investments and may not perform as expected. If the Advisor applies a hedge at an inappropriate time or judges price trends incorrectly, derivative strategies may lower the Fund's return. The Fund could also experience losses if the prices of its derivative positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market. Options and futures traded on foreign exchanges generally are not regulated by US authorities, and may offer less liquidity and less protection to the Fund in the event of default by the other party to the contract.

Derivative Securities: Options

Options on Securities. The Fund may purchase and write (sell) put and call options on securities. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at the exercise price at any time during the option period. Similarly, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at the exercise price at any time during the option period.

The Fund may write (sell) covered call and put options to a limited extent on its portfolio securities ("covered options") in an attempt to increase income through the premiums it receives for writing the option(s). However, in return for the premium, the Fund may forgo the benefits of appreciation on securities sold or may pay more than the market price on securities acquired pursuant to call and put options written by the Fund. All options written by the Fund are "covered."

A call option written by the Fund is "covered" if the Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call option on the same security and in the same principal amount as the written call option where the exercise price of the call option so held (a) is equal to or less than the exercise price of the written call option or (b) is greater than the exercise price of the written call option if the difference is segregated by the Fund in cash or liquid securities.

When the Fund writes a covered call option, it gives the purchaser of the option the right to buy the underlying security at the price specified in the option (the "exercise price") by exercising the option at any time during the option period. If the option expires unexercised, the Fund will realize income in an amount equal to the premium received for writing the option. If the option is exercised, a decision over which the Fund has no control, the Fund must sell the underlying security to the option holder at the exercise price. By writing a covered call option, the Fund forgoes, in exchange for the premium less the commission ("net premium"), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. In addition, the Fund may continue to hold a security which might otherwise have been sold to protect against depreciation in the market price of the security.

A put option written by the Fund is "covered" when, among other things, cash or liquid securities are placed in a segregated account to fulfill the obligations undertaken. When the Fund writes a covered put option, it gives the purchaser of the option the right to sell the underlying security to the Fund at the specified exercise price at any time during the option period. If the option expires unexercised, the Fund will realize income in the amount of the net premium received for writing the option. If the put option is exercised, a decision over which the Fund has no control, the Fund must purchase the underlying security from the option holder at the exercise price. By writing a covered put option, the Fund, in exchange for the net premium received, accepts the risk of a decline in the market value of the underlying security below the exercise price.

The Fund may terminate its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written. This transaction is called a "closing purchase transaction." The Fund will realize a profit or loss on a closing purchase transaction if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, the Fund may enter into a "closing sale transaction" which involves liquidating the Fund's position by selling the option previously purchased. Where the Fund cannot effect a closing purchase transaction, it may be forced to incur brokerage commissions or dealer spreads in selling securities it receives or it may be forced to hold underlying securities until an option is exercised or expires.

The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, the Fund will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold), and the deferred credit related to such option will be eliminated. If a call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security and the proceeds of the sale will be increased by the premium originally received.

The Fund may also purchase call and put options on any securities in which they may invest. The Fund would normally purchase a call option in anticipation of an increase in the market value of such securities. The purchase of a call option would entitle the Fund, in exchange for the premium paid, to purchase a security at a specified price during the option period. The Fund would ordinarily have a gain if the value of the securities increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remained at or below the exercise price during the option period.

The Fund would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or securities of the type in which it is permitted to invest. The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell a security, which may or may not be held by the Fund at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of the Fund. Put options also may be purchased by the Fund for the purpose of affirmatively benefiting from a decline in the price of securities that the Fund does not own. The Fund would ordinarily recognize a gain if the value of the securities decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the securities remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying portfolio securities.

The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

The Fund may enter into closing transactions in order to offset an open option position prior to exercise or expiration by selling an option it has purchased or by entering into an offsetting option. If the Fund cannot effect closing transactions, it may have to retain a security in its portfolio it would otherwise sell or deliver a security it would otherwise retain. The Fund may purchase and sell options traded on recognized foreign exchanges. The Fund may also purchase and sell options traded on US exchanges and, to the extent permitted by law, options traded over-the-counter.

The Fund may also engage in options transactions in the over-the-counter ("OTC") market with broker-dealers who make markets in these options. The Fund will engage in OTC options only with broker-dealers deemed by the Advisor to be creditworthy. The ability to terminate OTC option positions is more limited than with exchange-traded option positions because the predominant market is the issuing broker rather than an exchange, and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. To reduce this risk, the Fund will purchase such options only from a counter party approved for these purposes by the Advisor. The Advisor will monitor the creditworthiness of dealers with whom the Fund enters into such options transactions.

Options on Securities Indices. The Fund may also purchase and write exchange-listed and OTC put and call options on securities indices. A securities index measures the movement of a certain group of securities by assigning relative values to the securities included in the index, fluctuating with changes in the market values of the securities included in the index. Some securities index options are based on a broad market index, such as the NYSE Composite Index, or a narrower market index such as the Standard & Poor's 100. Indices may also be based on a particular industry or market segment.

Options on securities indices are similar to options on securities except that
(1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Securities index options may be offset by entering into closing transactions as described above for securities options.

As discussed in "Options on Securities," the Fund would normally purchase a call option in anticipation of an increase in the market value of the relevant index. The purchase of a call option would entitle the Fund, in exchange for the premium paid, to receive upon exercise a cash payment based on the level of the index on the exercise date. The Fund would ordinarily have a gain if the value of the index increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the index remained at or below the exercise price during the option period.

As discussed in "Options on Securities," the Fund would normally purchase "protective puts" in anticipation of a decline in the market value of the relevant index. The purchase of a put option would entitle the Fund, in exchange for the premium paid, to receive upon exercise a cash payment based on the level of the index on the exercise date. The purchase of protective puts is generally designed to offset or hedge against a decline in the market value of the index. The Fund would ordinarily recognize a gain if the value of the index decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the index remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the index.

Because the value of an index option depends upon movements in the level of the index rather than the price of a particular security, whether the Fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of securities prices in the securities market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular security. Accordingly, successful use by the Fund of options on securities indices will be subject to the Advisor's ability to predict correctly movements in the direction of the securities market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual securities.

Options on securities indices entail risks in addition to the risks of options on securities. The absence of a liquid secondary market to close out options positions on securities indices may be more likely to occur, although the Fund generally will only purchase or write such an option if the Advisor believes the option can be closed out. Use of options on securities indices also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. The Fund will not purchase such options unless the Advisor believes the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities.

Price movements in the Fund's portfolio may not correlate precisely with movements in the level of an index and, therefore, the use of options on indices cannot serve as a complete hedge. Because options on securities indices require settlement in cash, the Advisor may be forced to liquidate portfolio securities to meet settlement obligations. The Fund's activities in index options may also be restricted by the requirements of the Code for qualification as a regulated investment company.

In addition, the hours of trading for options on the securities indices may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

Options on Non-US Securities Indices. The Fund may purchase and write put and call options on foreign securities indices listed on domestic and foreign securities exchanges. The Fund will write call options only if they are "covered." The Fund may also purchase and write OTC options on foreign securities indices.

The Fund may, to the extent allowed by federal and state securities laws, invest in options on non-US securities indices instead of investing directly in individual non-US securities. The Fund may also use foreign securities index options for bona fide hedging and non-hedging purposes.

Yield Curve Options. The Fund may enter into options on the yield spread or yield differential between two securities. These options are referred to as yield curve options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

Spreadlocks. The Fund may enter into spreadlocks. A spreadlock is a form of swap contract which is an exchange of a one-time cash payment between the Fund and another party which is based on a specific financial index. A spreadlock allows an interest rate swap user to lock in the forward differential between the interest rate swap rate and the yield of the government bond underlying the swap. Essentially, a spreadlock allows the investor to buy or sell the spread forward by entering into a forward contract on the swap spread (i.e., the spread between the government yield and the swap rate (or yield)) for a given maturity. The price of a spreadlock is determined by the yield spread between a forward starting fixed/floating swap and a forward transaction in a government bond. The value of the swap is adjusted daily and the change in value is recorded as unrealized appreciation or depreciation up until the agreement matures at which time the cash payment, based on the value of the swap on the maturity date, is exchanged between the two parties.

Derivative Securities: Futures Contracts and Options on Futures Contracts

General. The Fund may enter into futures contracts on securities, securities indices, foreign currencies and interest rates, and purchase and write (sell) options thereon which are traded on exchanges designated by the Commodity Futures Trading Commission (the "CFTC") or, if consistent with CFTC regulations, on foreign exchanges. These futures contracts are standardized contracts for the future delivery of, among other things, a commodity, a non-US currency, an interest rate sensitive security or, in the case of index futures contracts or certain other futures contracts, a cash settlement with reference to a specified multiplier times the change in the index. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract.

The Fund will engage in futures and related options transactions only for bona fide hedging or other non-hedging purposes as permitted by CFTC regulations which permit principals of an investment company registered under the Investment Company Act of 1940 ("1940 Act") to engage in such transactions without registering as commodity pool operators. The Fund may, for example, enter into futures contracts and options on futures contracts on securities, securities indices and currencies to manage its exposure to changing interest rates, security prices and currency exchange rates or as an efficient means of managing allocations between asset classes. All futures contracts entered into by the Fund is traded on US exchanges or boards of trade that are licensed and regulated by the CFTC or on foreign exchanges approved by the CFTC. The Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities or instruments held by the Fund or securities or instruments which they expect to purchase. The Fund has claimed exclusion from the definition of the term "commodity pool operator" adopted by the CFTC and the National Futures Association, which regulate trading in the futures markets. Therefore, the Fund is not subject to commodity pool operator registration and regulation under the Commodity Exchange Act ("CEA").

The Fund's futures transactions may be entered into for traditional hedging purposes -- i.e., futures contracts will be sold to protect against a decline in the price of securities (or the currency in which they are denominated) that the Fund owns or futures contracts will be purchased to protect the Fund against an increase in the price of securities (or the currency in which they are denominated) that the Fund intends to purchase. As evidence of this hedging intent, the Fund expects that, on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities (or assets denominated in the related currency) in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for the Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets. The Fund may not invest more than 25% of its total assets in purchased protective put options.

The successful use of futures contracts and options thereon draws upon the Advisor's skill and experience with respect to such instruments and are subject to special risk considerations. A liquid secondary market for any futures or options contract may not be available when a futures or options position is sought to be closed. In addition, there may be an imperfect correlation between movements in the securities or currency in the Fund. Successful use of futures or options contracts is further dependent on the Advisor's ability to predict correctly movements in the securities or foreign currency markets and no assurance can be given that its judgment will be correct.

Futures Contracts. Futures contracts are contracts to purchase or sell a fixed amount of an underlying instrument, commodity or index at a fixed time and place in the future. US futures contracts have been designed by exchanges which have been designated "contract markets" by the CFTC, and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange. The Fund may enter into contracts for the purchase or sale for future delivery of fixed-income or equity securities, foreign currencies, or financial indices including any index of US or foreign securities, US government securities, foreign government securities, or corporate debt securities. Futures contracts on foreign currencies may be used for speculative purposes or to hedge the value of securities that are denominated in foreign currencies.

At the same time a futures contract is entered into, the Fund must allocate cash or liquid securities as a good faith deposit to maintain the position ("initial margin"). Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day the Fund would provide or receive cash that reflects any decline or increase in the contract's value.

Although futures contracts (other than those that settle in cash, such as index futures) by their terms call for the actual delivery or acquisition of the instrument underlying the contract, in most cases the contractual obligation is fulfilled by offset before the date of the contract without having to make or take delivery of the instrument underlying the contract. The offsetting of a contractual obligation is accomplished by entering into an opposite position in an identical futures contract on the commodities exchange on which the futures contract was entered into (or a linked exchange) calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the instrument underlying the contract. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Fund will incur brokerage fees when it enters into futures contracts.

One purpose of the acquisition or sale of a futures contract, in cases where the Fund holds or intends to acquire fixed-income or equity securities, is to attempt to protect the Fund from fluctuations in interest or foreign exchange rates or in securities prices without actually buying or selling fixed-income or equity securities or foreign currencies. For example, if interest rates were expected to increase (which thus would cause the prices of debt securities to decline), the Fund might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Fund. If interest rates did increase, the value of the debt security in the Fund would decline, but the value of the futures contracts to the Fund would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. The Fund could accomplish similar results by selling debt securities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique allows the Fund to maintain a defensive position without having to sell its portfolio securities.

Similarly, when it is expected that interest rates may decline (thus increasing the value of debt securities), futures contracts may be purchased to attempt to hedge against anticipated purchases of debt securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, the Fund could take advantage of the anticipated rise in the value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Fund could then buy debt securities on the cash market. The segregated assets maintained to cover the Fund's obligations with respect to such futures contracts will consist of cash or liquid securities in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin payments made by the Fund with respect to such futures contracts.

The ordinary spreads between prices in the cash and futures market, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on most participants entering into offsetting transactions rather than making or taking delivery. To the extent that many participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of securities price, general interest rate or currency exchange rate trends by the Advisor may still not result in a successful transaction.

In addition, futures contracts entail significant risks. Although the Advisor believes that use of such contracts will benefit the Fund, if the Advisor's investment judgment about the general direction of securities prices, currency rates, interest rates or an index is incorrect, the Fund's overall performance would be poorer than if it had not entered into any such contract. For example, if the Fund has hedged against the possibility of an increase in interest rates or a decrease in an index which would adversely affect the value of securities held in its portfolio and interest rates decrease or securities prices increase instead, the Fund will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

Futures contracts (and options thereon) are valued at the most recent settlement price, if available, on the exchange on which they are traded most extensively. With the exception of S&P 500 and NASDAQ 100 futures contracts, closing settlement times are prior to the close of trading on the New York Stock Exchange. For S&P 500 and NASDAQ 100 futures contracts, closing settlement prices are normally available at approximately 4:20 Eastern time. If no settlement is available, the last traded price on such exchange will be used.

Futures Contracts on Securities Indices. The Fund may also enter into futures contracts providing for the making and acceptance of a cash settlement based upon changes in the value of an index of US or non-US securities. Index futures may be used for speculative purposes, as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities or to hedge against anticipated future changes in general market prices which otherwise might either adversely affect the value of securities held by the Fund or adversely affect the prices of securities which are intended to be purchased at a later date for the Fund or as an efficient means of managing allocation between asset classes. An index futures contract may also be entered into to close out or offset an existing futures position.

When used for hedging purposes, each transaction in futures contracts on a securities index involves the establishment of a position which, the Advisor believes, will move in a direction opposite to that of the investment being hedged. If these hedging transactions are successful, the futures positions taken for the Fund will rise in value by an amount which approximately offsets the decline in value of the portion of the Fund's investments that are being hedged. Should general market prices move in an unexpected manner, the full anticipated benefits of futures contracts may not be achieved or a loss may be realized.

Options on Futures Contracts (Including Futures Contracts on Securities Indices). The Fund may purchase and write (sell) options on futures contracts for speculative or hedging purposes. For example, as with the purchase of futures contracts, when the Fund is not fully invested, it may purchase a call option on an interest rate sensitive futures contract to hedge against a potential price increase on debt securities due to declining interest rates.

The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an index or individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities.

The writing of a call option on a futures contract may constitute a partial hedge against declining prices of the underlying portfolio securities which are the same as or correlate with the security or foreign currency futures contract that is deliverable upon exercise of the option on that futures contract. If the futures price at expiration of the option is below the exercise price specified in the option, the Fund will retain the full amount of the net premium (the premium received for writing the option less any commission), which provides a partial hedge against any decline that may have occurred in the Fund's holdings.

The writing of a put option on an index futures contract may constitute a partial hedge against increasing prices of the underlying securities or foreign currency that are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option net premium, which provides a partial hedge against any increase in the price of securities that the Fund intends to purchase.

If a put or call option the Fund has written is exercised, the Fund will incur a loss that will be reduced by the amount of the net premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

The purchase of a call or put option on a futures contract with respect to an index is similar in some respects to the purchase of a call or protective put option on an index. For example, the Fund may purchase a put option on an index futures contract to hedge against the risk of declining securities values.

The amount of risk the Fund assumes when it purchases an option on an index futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of such an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

Derivative Securities: Swap Agreements

General. The Fund may enter into swaps relating to indices, currencies, interest rates, equity and debt interests without limit. A swap transaction is an agreement between the Fund and a counter party to act in accordance with the terms of the swap contract. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. Index swaps involve the exchange by the Fund with another party of the respective amounts payable with respect to a notional principal amount related to one or more indexes. Currency swaps involve the exchange of cash flows on a notional amount of two or more currencies based on their relative future values. An equity swap is an agreement to exchange streams of payments computed by reference to a notional amount based on the performance of a basket of stocks or a single stock. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

The Fund may enter into these transactions to preserve a return or spread on a particular investment or portion of its assets, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund may also use such transactions for speculative purposes, such as to obtain the price performance of a security without actually purchasing the security in circumstances, for example, where the subject security is illiquid, is unavailable for direct investment or available only on less attractive terms. Swaps have special risks associated including possible default by the counterpart to the transaction, illiquidity and, where swaps are used as hedges, the risk that the use of a swap could result in losses greater than if the swap had not been employed. See "Illiquid Securities."

The Fund will usually enter into swaps on a net basis (i.e. the two payment streams are netted out in a cash settlement on the payment date or dates specified in the agreement, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). Swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that the Fund is contractually obligated to make or receive. If the counter party to a swap defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. Where swaps are entered into for good faith hedging purposes, the Advisor believes such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Fund's borrowing restrictions. Where swaps are entered into for other than hedging purposes, the Fund will segregate an amount of cash or other liquid securities having a value equal to the accrued excess of its obligations over entitlements with respect to each swap on a daily basis.

Whether the use of swap agreements will be successful in furthering its investment objective will depend on the Advisor's ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Certain swap agreements may be considered to be illiquid because they are two party contracts and because they may have terms of greater than seven days. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counter party. In addition, the Fund will enter into swap agreements only with counter parties that would be eligible for consideration as repurchase agreement counter parties under the Fund's repurchase agreement guidelines. Certain restrictions imposed on the Fund by the Code may limit the Fund's ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Certain swap agreements are exempt from most provisions of the CEA and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the CFTC effective February 22, 1993. To qualify for this exemption, a swap agreement must be entered into by eligible participants, which includes the following, provided the participant's total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have asset exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

This exemption is not exclusive, and participants may continue to rely on existing exclusions for swaps, such as the Policy Statement issued in July 1989 which recognized a "safe harbor" for swap transactions from regulation as futures or commodity option transactions under the CEA or its regulations. The Policy Statement applies to swap transactions settled in cash that: (1) have individually tailored terms; (2) lack exchange style offset and the use of a clearing organization or margin system; (3) are undertaken in conjunction with a line of business; and (4) are not marketed to the public.

The Fund will not enter into any swap, cap or floor transaction unless the unsecured commercial paper, senior debt or the claims-paying ability of the other party thereto is considered to be investment grade by the Advisor. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the interbank market. See "Illiquid Securities." Restrictions adopted by the CFTC may in the future restrict the Fund's ability to enter into swap transactions.

Derivative Securities: Hedging Strategies

Hedging Strategies. The Fund may use certain strategies designed to adjust the overall risk of its investment portfolio. These "hedging" strategies involve derivative contracts, including (but not limited to) futures contracts and exchange-traded put and call options on such futures contracts. New financial products and risk management techniques continue to be developed and may be used if consistent with the Fund's investment objectives and policies. Among other purposes, these hedging strategies may be used to effectively maintain a desired portfolio duration or to protect against market risk.

The Fund might not use any hedging strategies, and there can be no assurance that any strategy used will succeed. If the Advisor is incorrect in its judgment on market values, interest rates, currency rates or other economic factors in using a hedging strategy, the Fund may have lower net income and a net loss on the investment. Each of these strategies involves certain risks, which include:

..    the fact that the skills needed to use hedging instruments are different from those needed to select securities for the Fund;

..    the possibility of imperfect correlation, or even no correlation, between the price movements of hedging instruments and price movements of the securities or currencies being hedged;

..    possible constraints placed on the Fund's ability to purchase or sell portfolio investments at advantageous times due to the need for the Fund to maintain "cover" or to segregate securities; and

..    the possibility that the Fund will be unable to close out or liquidate its hedged position.

A hedge is designed to offset a loss in a portfolio position with a gain in the hedged position; at the same time, however, a properly correlated hedge will result in a gain in the portfolio position being offset by a loss in the hedged position. As a result, the use of derivative transactions for hedging purposes could limit any potential gain from an increase in the value of the position hedged. With respect to futures contracts, since the value of portfolio securities will generally far exceed the value of the futures contracts sold by the Fund, an increase in the value of the futures contracts could only mitigate, but not totally offset, the decline in the value of the Fund's assets.

In hedging transactions based on an index, whether the Fund will realize a gain or loss depends upon movements in the level of securities prices in the securities market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular security. The risk of imperfect correlation increases as the composition of the Fund's portfolio varies from the composition of the index. In an effort to compensate for imperfect correlation of relative movements in the hedged position and the hedge, the Fund's hedge positions may be in a greater or lesser dollar amount than the dollar amount of the hedged position. Such "over hedging" or "under hedging" may adversely affect the Fund's net investment results if market movements are not as anticipated when the hedge is established.

Securities index futures transactions may be subject to additional correlation risks. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which would distort the normal relationship between the securities index and futures markets. Secondly, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market also may cause temporary price distortions. Because of the possibility of price distortions in the futures market and the imperfect correlation between movements in a securities index and movements in the price of securities index futures, a correct forecast of general market trends by the Advisor still may not result in a successful hedging transaction.

To the extent that the Fund engages in the strategies described above, the Fund may experience losses greater than if these strategies had not been utilized. In addition to the risks described above, these instruments may be illiquid and/or subject to trading limits, and the Fund may be unable to close out a position without incurring substantial losses, if at all. The Fund is also subject to the risk of a default by a counterparty to an off-exchange transaction. See "Illiquid Securities."

Mortgage-Backed and Asset-Backed Securities

General Characteristics. The Fund may invest in mortgage-backed securities. A mortgage-backed security consists of a pool of mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on owner occupied and non-owner occupied one-unit to four-unit residential properties, multifamily (i.e., five or more) properties, agriculture properties, commercial properties and mixed use properties.

The investment characteristics of adjustable and fixed rate mortgage-backed securities differ from those of traditional fixed-income securities. The major differences include the payment of interest and principal on mortgage-backed securities on a more frequent (usually monthly) schedule, and the possibility that principal may be prepaid at any time due to prepayments on the underlying mortgage loans or other assets. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed-income securities. As a result, if the Fund purchases mortgage-backed securities at a premium, a faster than expected prepayment rate will decrease both the market value and the yield to maturity from those which were anticipated. A prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and market value. Conversely, if the Fund purchases mortgage-backed securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will decrease yield to maturity and market values. To the extent that the

Fund invests in mortgage-backed securities, the Advisor may seek to manage these potential risks by investing in a variety of mortgage-backed securities and by using certain hedging techniques.

Government Guaranteed Mortgage-Backed Securities. The Fund's investments in mortgage-backed securities may include securities issued or guaranteed by the US government or one of its agencies, authorities, instrumentalities or sponsored enterprises, such as Ginnie Mae, Fannie Mae and Freddie Mac. There are several types of guaranteed mortgage-backed securities currently available, including guaranteed mortgage pass-through certificates and multiple class securities, which include guaranteed Real Estate Mortgage Investment Conduit Certificates ("REMIC Certificates"), collateralized mortgage obligations and stripped mortgage-backed securities. The Fund are permitted to invest in other types of mortgage-backed securities that may be available in the future to the extent consistent with the Fund's investment policies and objectives.

Ginnie Mae Certificates. Ginnie Mae is a wholly owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the "Housing Act"), authorizes Ginnie Mae to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration under the Housing Act, or Title V of the Housing Act of 1949 ("FHA Loans"), or guaranteed by the Department of Veterans Affairs under the Servicemen's Readjustment Act of 1944, as amended ("VA Loans"), or by pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the US government is pledged to the payment of all amounts that may be required to be paid under any Ginnie Mae guaranty. In order to meet its obligations under such guaranty, Ginnie Mae is authorized to borrow from the US Treasury with no limitations as to amount.

The Ginnie Mae Certificates in which the Fund may invest will represent a pro rata interest in one or more pools of the following types of mortgage loans: (1) fixed-rate level payment mortgage loans; (2) fixed-rate graduated payment mortgage loans; (3) fixed-rate growing equity mortgage loans; (4) fixed-rate mortgage loans secured by manufactured (mobile) homes; (5) mortgage loans on multifamily residential properties under construction; (6) mortgage loans on completed multifamily projects; (7) fixed-rate mortgage loans as to which escrowed Fund are used to reduce the borrower's monthly payments during the early years of the mortgage loans ("buy down" mortgage loans); (8) mortgage loans that provide for adjustments in payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (9) mortgage-backed serial notes.

Fannie Mae Certificates. Fannie Mae is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act of 1938. The obligations of Fannie Mae are not backed by the full faith and credit of the US government. Each Fannie Mae Certificate will represent a pro rata interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (i.e., mortgage loans that are not insured or guaranteed by any governmental agency) of the following types: (1) fixed-rate level payment mortgage loans; (2) fixed-rate growing equity mortgage loans; (3) fixed-rate graduated payment mortgage loans; (4) variable rate mortgage loans;
(5) other adjustable rate mortgage loans; and (6) fixed-rate and adjustable mortgage loans secured by multifamily projects.

Freddie Mac Certificates. Freddie Mac is a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended (the "FHLMC Act"). The obligations of Freddie Mac are obligations solely of Freddie Mac and are not backed by the full faith and credit of the US government. Freddie Mac Certificates represent a pro rata interest in a group of mortgage loans (a "Freddie Mac Certificate group") purchased by Freddie Mac. The mortgage loans underlying the Freddie Mac Certificates will consist of fixed-rate or adjustable rate mortgage loans with original terms to maturity of between ten and thirty years, substantially all of which are secured by first liens on one- to four-family residential properties or multifamily projects. Each mortgage loan must meet the applicable standards set forth in the FHLMC Act. A Freddie Mac Certificate group may include whole loans, participating interests in whole loans and undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

Multiple Class Mortgage-Backed Securities (Collateralized Mortgage Obligations and REMIC Certificates). The Fund may invest in multiple class mortgage-backed securities including collateralized mortgage obligations ("CMOs") and REMIC Certificates. These securities may be issued by US government agencies and instrumentalities such as Fannie Mae or Freddie Mac or by trusts formed by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of mortgage loans or mortgage-backed securities the payments on which are used to make payments on the CMOs or multiple class mortgage-backed securities. REMIC Certificates represent beneficial ownership interests in a REMIC trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac or Ginnie Mae guaranteed mortgage-backed securities (the "Mortgage Assets"). The obligations of Fannie Mae or Freddie Mac under their respective guaranty of the REMIC Certificates are obligations solely of Fannie Mae or Freddie Mac, respectively. Although investors may purchase beneficial interests in REMICs, which are known as "regular" interests or "residual" interests, the Fund does not intend to purchase such residual interests in REMICs.

Fannie Mae REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae. In addition, Fannie Mae will be obligated to distribute the principal balance of each class of REMIC Certificates in full, whether or not sufficient Fund are otherwise available.

Freddie Mac guarantees the timely payment of interest on Freddie Mac REMIC Certificates and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates ("PCs"). PCs represent undivided interests in specified level payment, residential mortgages or participation therein purchased by Freddie Mac and placed in a PC pool. With respect to principal payments on PCs, Freddie Mac generally guarantees ultimate collection of all principal of the related mortgage loans without offset or deduction. Freddie Mac also guarantees timely payment of principal of certain PCs.

CMOs and REMIC Certificates are issued in multiple classes. Each class of CMOs or REMIC Certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the underlying mortgage loans or the mortgaged assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.

The principal of and interest on the mortgaged assets may be allocated among the several tranches in various ways. In certain structures (known as "sequential pay" CMOs or REMIC Certificates), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs or REMIC Certificates in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs or REMIC Certificates until all other classes having an earlier final distribution date have been paid in full. Additional structures of CMOs and REMIC Certificates include, among others, "parallel pay" CMOs and REMIC Certificates. Parallel pay CMOs or REMIC Certificates are those which are structured to apply principal payments and prepayments of the mortgaged assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

A wide variety of REMIC Certificates may be issued in parallel pay or sequential pay structures. These securities include accrual certificates (also known as "Z-Bonds"), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class ("PAC") certificates, which are parallel pay REMIC Certificates that generally require that specified amounts or principal be applied on each payment date to one or more classes or REMIC Certificates (the "PAC Certificates"), even though all other principal payments and prepayments of the Mortgage Assets are then required to be applied to one or more other classes of the PAC Certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying mortgage assets. These tranches tend to have market prices and yields that are much more volatile than other PAC classes.

Privately Issued Mortgage-Backed Securities. The Fund may also invest in mortgage-backed securities issued by trusts or other entities formed or sponsored by private originators of and institutional investors in mortgage loans and other foreign or domestic non-governmental entities (or representing custodial arrangements administered by such institutions). These private originators and institutions include domestic and foreign savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. Privately issued mortgage-backed securities are generally backed by pools of conventional (i.e., non-government guaranteed or insured) mortgage loans. Since such mortgage-backed securities are not guaranteed by an entity having the credit standing of Ginnie Mae, Fannie Mae or Freddie Mac, in order to receive a high quality rating, they normally are structured with one or more types of "credit enhancement." Such credit enhancements fall generally into two categories; (1) liquidity protection and (2) protection against losses resulting after default by a borrower and liquidation of the collateral. Liquidity protection refers to the providing of cash advances to holders of mortgage-backed securities when a borrower on an underlying mortgage fails to make its monthly payment on time.

Protection against losses resulting after default and liquidation is designed to cover losses resulting when, for example, the proceeds of a foreclosure sale are insufficient to cover the outstanding amount on the mortgage. Such protection may be provided through guarantees, insurance policies or letters of credit, through various means of structuring the transaction or through a combination of such approaches.

Mortgage Pass-Through Securities. The Fund may invest in mortgage pass-through securities, which are fixed or adjustable rate mortgage-backed securities that provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amounts paid to any guarantor, administrator and/or servicers of the underlying mortgage loans.

Stripped Mortgage-Backed Securities. The Fund may purchase stripped mortgage-backed securities ("SMBS"), which are derivative multi-class mortgage securities. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest from the mortgaged assets are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped. See "Illiquid Securities."

In accordance with a requirement imposed by the staff of the Commission, the Advisor will consider privately issued fixed rate IOs and POs to be illiquid securities for purposes of the Fund's limitation on investments in illiquid securities. Unless the Advisor determines that a particular government-issued fixed rate IO or PO is liquid, it will also consider these IOs and POs to be illiquid.


Adjustable Rate Mortgages-Interest Rate Indices. Adjustable rate mortgages in which the Fund invests may be adjusted on the basis of one of several indices. The One Year Treasury Index is the figure derived from the average weekly quoted yield on US Treasury Securities adjusted to a constant maturity of one year. The Cost of Funds Index reflects the monthly weighted average cost of funds of savings and loan associations and savings banks whose home offices are located in Arizona, California and Nevada (the "FHLB Eleventh District") that are member institutions of the Federal Home Loan Bank of San Francisco (the "FHLB of San Francisco"), as computed from statistics tabulated and published by the FHLB of San Francisco. The FHLB of San Francisco normally announces the Cost of Funds Index on the last working day of the month following the month in which the cost of funds was incurred.

A number of factors affect the performance of the Cost of Funds Index and may cause the Cost of Funds Index to move in a manner different from indices based upon specific interest rates, such as the One Year Treasury Index. Because of the various origination dates and maturities of the liabilities of members of the FHLB Eleventh District upon which the Cost of Funds Index is based, among other things, at any time the Cost of Funds Index may not reflect the average prevailing market interest rates on new liabilities of similar maturities. There can be no assurance that the Cost of Funds Index will necessarily move in the same direction or at the same rate as prevailing interest rates, since as longer term deposits or borrowings mature and are renewed at market interest rates, the Cost of Funds Index will rise or fall depending upon the differential between the prior and the new rates on such deposits and borrowings. In addition, dislocations in the thrift industry in recent years have caused and may continue to cause the cost of funds of thrift institutions to change for reasons unrelated to changes in general interest rate levels. Furthermore, any movement in the Cost of Funds Index as compared to other indices based upon specific interest rates may be affected by changes instituted by the FHLB of San Francisco in the method used to calculate the Cost of Funds Index. To the extent that the Cost of Funds Index may reflect interest changes on a more delayed basis than other indices, in a period of rising interest rates, any increase may produce a higher yield later than would be produced by such other indices, and in a period of declining interest rates, the Cost of Funds Index may remain higher than other market interest rates which may result in a higher level of principal prepayments on mortgage loans which adjust in accordance with the Cost of Funds Index than mortgage loans which adjust in accordance with other indices.


LIBOR, the London interbank offered rate, is the interest rate that the most creditworthy international banks dealing in US dollar-denominated deposits and loans charge each other for large dollar-denominated loans. LIBOR is also usually the base rate for large dollar-denominated loans in the international market. LIBOR is generally quoted for loans having rate adjustments at one, three, six or twelve month intervals.

Asset-Backed Securities. The Fund may invest in securities generally referred to as asset-backed securities. Asset-backed securities are secured by and payable from, or directly or indirectly represent undivided fractional interests in, pools of consumer loans (unrelated to mortgage loans), trade receivables or other types of loans held in a trust. Asset-backed securities may provide periodic payments that consist of interest and/or principal payments. Consequently, the life of an asset-backed security varies with the prepayment and loss experience of the underlying assets. Payments of principal and interest are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee or senior/subordination. The degree of credit enhancement varies, but generally amounts to only a fraction of the asset-backed security's par value until exhausted. If the credit enhancement is exhausted, certificate-holders may experience losses or delays in payment if the required payments of principal and interest are not made to the trust with respect to the underlying loans. The value of the securities also may change because of changes in the market's perception of creditworthiness of the servicing agent for the loan pool, the originator of the loans or the financial institution providing the credit enhancement. Asset-backed securities are ultimately dependent upon payment of loans and receivables by individuals, businesses and other borrowers, and the certificate-holder generally has no recourse against the entity that originated the loans.

Asset-backed securities have structural characteristics similar to mortgage-backed securities. However, the underlying assets are not first lien mortgage loans or interests therein but include assets such as (but not limited to) motor vehicle installment sale contracts, other installment sale contracts, home equity loans, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements and trade receivables. Such assets are securitized through the use of trusts or special purpose corporations. Payments or distributions of principal and interest on asset-backed securities may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present.

Asset-backed securities present certain additional risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same type of security interest in the related collateral. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to avoid payment of certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicer to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

The market for privately issued asset-backed securities is smaller and less liquid than the market for US government mortgage-backed securities. The asset-backed securities in which the Fund may invest are limited to those which are readily marketable and rated investment grade by S&P or Moody's.

The yield characteristics of the asset-backed securities in which the Fund may invest differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently on asset-backed securities (usually monthly) and that principal may be prepaid at any time because the underlying assets generally may be prepaid at any time. As a result, if the Fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce their yield, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield. Conversely, if the Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, the yield on these securities. Amounts available for reinvestment by the Fund are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates.

Mortgage-Backed Securities and Asset-Backed Securities -- Types of Credit Support. Mortgage-backed securities and asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failure by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two categories: (1) liquidity protection and (2) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties; through various means of structuring the transaction; or through a combination of such approaches. The Fund will not usually pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

The ratings of mortgage-backed securities and asset-backed securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experience on the underlying pool of assets is better than expected.

Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such a security.

Securities of Non-US Issuers


General. Subject to itsinvestment objectives and policies, the Fund may invest in securities of foreign issuers, including US dollar-denominated and non-dollar denominated foreign equity and fixed income securities and in certificates of deposit issued by foreign banks and foreign branches of US banks. While investments in securities of foreign issuers and non-US dollar denominated securities may offer investment opportunities not available in the United States, such investments also involve significant risks not typically associated with investing in domestic securities. In many foreign countries, there is less publicly available information about foreign issuers, and there is less government regulation and supervision of foreign stock exchanges, brokers and listed companies. Also in many foreign countries, companies are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic issuers. Security trading practices and custody arrangements abroad may offer less protection to the Fund's investments and there may be difficulty in enforcing legal rights outside the United States. Settlement of transactions in some foreign markets may be delayed or may be less frequent than in the United States which could affect the liquidity of the Fund's portfolio. Additionally, in some foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of securities, property, or other Fund assets, political or social instability or diplomatic developments which could affect investments in foreign securities. The Fund intends to invest in at least three foreign countries.


With respect to certain countries in which capital markets are either less developed or not easily accessed, investments by the Fund may be made through investment in other investment companies that in turn are authorized to invest in the securities of such countries. Investment in other investment companies is generally limited in amount by the 1940 Act, will involve the indirect payment of a portion of the expenses (including advisory fees) of such other investment companies and may result in a duplication of fees and expenses. See "Other Investment Companies."

Investments in American, European, Global and International Depository Receipts. The Fund may invest in non-US securities in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and International Depository Receipts ("IDRs") or other similar securities representing ownership of securities of non-US issuers held in trust by a bank or similar financial institution. ADRs are receipts typically issued by a US bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs and IDRs are receipts issued in Europe typically by non-US banking and trust companies that evidence ownership of either foreign or US securities. GDRs are receipts issued by either a US or non-US banking institution evidencing ownership of the underlying non-US securities. Generally, ADRs, in registered form, are designed for use in US securities markets and EDRs, GDRs and IDRs, in bearer form, are designed for use in European and international securities markets. An ADR, EDR, GDR or IDR may be denominated in a currency different from the currency in which the underlying foreign security is denominated. ADRs, EDRs, GDRs and IDRs are alternatives to the purchase of the underlying securities in their national markets and currencies, but are subject to the same risks as the non-US securities to which they relate.

Foreign Corporate Debt Securities. The Fund may invest in debt securities of foreign companies. Investing in the securities of foreign companies involves more risks than investing in securities of US companies. Their value is subject to economic and political developments in the countries where the companies operate and to changes in foreign currency values. Values may also be affected by foreign tax laws, changes in foreign economic or monetary policies, exchange control regulations and regulations involving prohibitions on the repatriation of foreign currencies.

In addition, the relative performance of various countries' fixed income markets historically has reflected wide variations relating to the unique characteristics of each country's economy. Year-to-year fluctuations in certain markets have been significant, and negative returns have been experienced in various markets from time to time.

Foreign Government Debt Securities. The Fund may invest in foreign government debt securities, which include debt obligations issued or guaranteed by national, state or provincial governments or similar political subdivisions and quasi-governmental and supranational entities (collectively, "sovereign debt obligations"). Sovereign debt obligations, especially those of developing countries, may involve a high degree of risk. The issuer of such an obligation or the governmental authorities that control the repayment of the obligation may be unable or unwilling to repay principal and interest when due and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and interest may depend on political as well as economic factors.

Quasi-governmental and supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include (but are not limited to) the International Bank for Reconstruction and Development (the "World Bank"), the Japanese Development Bank, the Asian Development Bank and the Inter-American Development Bank. Foreign government securities also include mortgage-related securities issued or guaranteed by national, state or provincial governmental instrumentalities, including quasi-governmental agencies.

Brady Bonds. The Fund may invest in so-called "Brady Bonds," which have been issued by Argentina, Brazil, Bulgaria, Costa Rica, Dominican Republic, Ecuador, Jordan, Mexico, Nigeria, Panama, the Philippines, Poland, Uruguay and Venezuela and which may be issued by other countries. Brady Bonds are issued as part of a debt restructuring in which the bonds are issued in exchange for cash and certain of the country's outstanding commercial bank loans. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the US dollar) and are actively traded in the over-the-counter secondary market.

US dollar-denominated collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by US Treasury zero coupon bonds that have the same maturity as the stated bonds. Interest payments on such bonds generally are collateralized by cash or liquid securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at the time and is adjusted at regular intervals thereafter.

Investors should recognize that, in light of the history of commercial bank loan defaults by Latin American public and private entities, investments in Brady Bonds may be viewed as speculative.


Investments in Emerging Markets. The Fund may invest, to varying degrees, in one or more countries with emerging securities markets. These countries are generally located in Latin America, Eastern Europe, the Middle East, Africa and Asia. Political and economic structures in many of these countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristic of more developed countries. Certain of these countries may have in the past failed to recognize private property rights and, at times, may have nationalized or expropriated the assets of private companies. As a result, these risks, including the risk of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of the Fund's investments in these countries, as well as the availability of additional investments in these countries. The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in these countries may make the Fund's investments in these countries illiquid and more volatile than investments in most Western European countries, and the Fund may be required to establish special custodial or other arrangements before making certain investments in some of these countries.

Securities markets of emerging countries may also have less efficient clearance and settlement procedures than US markets, making it difficult to conduct and complete transactions. Delays in settlement could result in temporary periods when a portion of the Fund's assets is uninvested and no return is earned thereon. Inability to make intended security purchases could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities could result either in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability of the Fund to the purchaser. In addition, transaction costs, including brokerage commissions and dealer mark-ups, in emerging countries may be higher than in the US and other developed securities markets. See "Illiquid Securities."

As legal systems in emerging countries develop, the Fund may be adversely affected by new or amended laws and regulations. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law. Furthermore, with respect to investments in certain emerging countries, archaic legal systems may have an adverse impact on the Fund. For example, while the potential liability of a shareholder in a US corporation with respect to acts of the corporation is generally limited to the amount of the shareholder's investment, the notion of limited liability is less clear in certain emerging countries. Similarly, the rights of investors in emerging country companies may be more limited than those of shareholders of US corporations.

In addition, there may be little financial or accounting information available with respect to issuers located in certain of these countries, and it may be difficult as a result to assess the value or prospects of an investment in these countries. The laws of some foreign countries may limit the Fund's ability to invest in securities of certain issuers located in those countries.

Region and Country Investing. The Fund may focus its investments in a particular region and/or in one or more foreign countries. Focusing the Fund's investments in a particular region or country will subject the Fund (to a greater extent than if its investments in such region or country were more diversified) to the risks of adverse securities markets, exchange rates and social, political or economic developments which may occur in that particular region or country.

For purposes of the Fund's investment objectives, a company is considered to be located in a particular country if it (1) is organized under the laws of that country and has a principal place of business in that country or (2) derives 50% or more of its total revenues from business in that country.

Currency Management

General. In connection with the Fund's investments denominated in foreign currencies, the Advisor may choose to utilize a variety of currency management (hedging) strategies. The Advisor seeks to take advantage of different yield, risk and return characteristics that different currencies, currency denominations and countries can provide to US investors. In doing so, the Advisor will consider such factors as the outlook for currency relationships; current and anticipated interest rates; levels of inflation within various countries; prospects for relative economic growth; and government policies influencing currency exchange rates and business conditions. Although the Advisor may attempt to manage currency exchange rate risks, there is no assurance that the Advisor will do so, or do so at an appropriate time or that the Advisor will be able to predict exchange rates accurately.

Currency Exchange Transactions. Because the Fund may buy and sell securities denominated in currencies other than the US dollar and receives interest, dividends and sale proceeds in currencies other than the US dollar, the Fund from time to time may enter into currency exchange transactions to convert to and from different currencies and to convert foreign currencies to and from the US dollar. The Fund either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange market or uses forward currency exchange contracts (discussed below) to purchase or sell currencies. Neither spot transactions nor forward currency exchange contracts eliminate fluctuations in the prices of the Fund's securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

Currency Hedging. The Fund's currency hedging strategies may include hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of the Fund generally accruing in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of forward currency with respect to portfolio security positions.

Proper currency hedging is important because a decline in the US dollar value of a foreign currency in which the Fund's securities are denominated will reduce the US dollar value of the securities, even if their value in the foreign currency remains constant. The use of currency hedges does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. For example, in order to protect against diminutions in the US dollar value of non-dollar denominated securities it holds, the Fund may purchase foreign currency put options. If the value of the foreign currency does decline, the Fund will have the right to sell the currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on the US dollar value of its securities that otherwise would have resulted. Conversely, if a rise in the US dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, the Fund may purchase call options on the particular currency. The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates. The benefit to the Fund derived from purchases of currency options, like the benefit derived from other types of options, will be reduced by premiums and other transaction costs.

Because transactions in currency exchange are generally conducted on a principal basis, no fees or commissions are generally involved. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Although currency hedges limit the risk of loss due to a decline in the value of a hedged currency, at the same time, they also limit any potential gain that might result should the value of the currency increase. If a devaluation is generally anticipated, the Fund may not be able to contract to sell a currency at a price above the devaluation level it anticipates.

Securities held by the Fund are generally denominated in the currency of the foreign market in which the investment is made. However, securities held by the Fund may be denominated in the currency of a country other than the country in which the security's issuer is located.

Cross Hedging. At the discretion of the Advisor, the Fund may employ the currency hedging strategy known as "cross-hedging" by using forward currency contracts, currency options or a combination of both. When engaging in cross-hedging, the Fund seeks to protect against a decline in the value of a foreign currency in which certain of its portfolio securities are denominated by selling that currency forward into a different foreign currency for the purpose of diversifying the Fund's total currency exposure or gaining exposure to a foreign currency that is expected to appreciate.

Forward Currency Exchange Contracts. A forward currency exchange contract is an obligation by the Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks and brokerages) and their customers. A forward currency exchange contract may not have a deposit requirement and may be traded at a net price without commission. The Fund maintains a segregated account of cash or liquid securities in an amount at least equal to its obligations under each forward currency exchange contract.

The Fund may enter into foreign currency hedging transactions in an attempt to protect against changes in currency exchange rates between the trade and settlement dates of specific securities transactions or changes in currency exchange rates that would adversely affect a portfolio position or an anticipated investment position. Since consideration of the prospect for currency parities will be incorporated into the Advisor's long-term investment decisions, the Fund will not routinely enter into currency hedging transactions with respect to security transactions; however, the Advisor believes that it is important to have the flexibility to enter into currency hedging transactions when it determines that the transactions would be in the Fund's best interest. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

While these contracts are not presently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contracts. In such event the Fund's ability to utilize forward contracts may be restricted. Forward contracts may reduce the potential gain from a positive change in the relationship between the US dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of currency forward contracts may not eliminate fluctuations in the underlying US dollar equivalent value of the prices of or rates of return on the Fund's foreign currency denominated portfolio securities and the use of such techniques will subject the Fund to certain risks.

The matching of the increase in value of a forward contract and the decline in the US dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, the Fund may not always be able to enter into currency forward contracts at attractive prices, and this will limit the Fund's ability to use such contracts to hedge or cross-hedge its assets. Also, with regard to the Fund's use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the US dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying the Fund's cross-hedges and the movements in the exchange rates of the foreign currencies in which the Fund's assets that are the subject of such cross-hedges are denominated.

The Fund will segregate cash or liquid securities in an amount equal to the value of the Fund's total assets committed to the consummation of forward currency contracts requiring the Fund to purchase foreign currencies or forward contracts entered into for non-hedging purposes. If the value of the segregated securities declines, additional cash or liquid securities will be segregated on a daily basis so that the value of the assets will equal the amount of the Fund's commitments with respect to such contracts. The segregated assets will be marked-to-market on a daily basis.

The Fund may sell US dollars and buy a foreign currency forward in order to gain exposure to a currency which is expected to appreciate against the US dollar. This speculative strategy allows the Fund to benefit from currency appreciation potential without requiring it to purchase a local fixed income instrument, for which prospects may be relatively unattractive. It is the Advisor's intention that the Fund's net US dollar currency exposure generally will not fall below zero (i.e., that net short positions in the US dollar generally will not be taken).

The Fund may also utilize forward foreign currency contracts to establish a synthetic investment position designed to change the currency characteristics of a particular security without the need to sell such security. Synthetic investment positions will typically involve the purchase of US dollar-denominated securities together with a forward contract to purchase the currency to which the Fund seeks exposure and to sell US dollars. This may be done because the range of highly liquid short-term instruments available in the US may provide greater liquidity to the Fund than actual purchases of foreign currency-denominated securities in addition to providing superior returns in some cases. Depending on (a) the Fund's liquidity needs, (b) the relative yields of securities denominated in different currencies and (c) spot and forward currency rates, a significant portion of the Fund's assets may be invested in synthetic investment positions, subject to compliance with the tax requirements for qualification as a regulated investment company.

There is a risk in adopting a synthetic investment position. It is impossible to forecast with absolute precision what the market value of a particular security will be at any given time. If the value of the US dollar-denominated security is not exactly matched with the Fund's obligation under a forward currency contract on the date of maturity, the Fund may be exposed to some risk of loss from fluctuations in the value of the US dollar. Although the Advisor will attempt to hold such mismatching to a minimum, there can be no assurance that the Advisor will be able to do so.

Options on Foreign Currencies. The Fund may write covered put and call options and purchase put call options on foreign currencies for the purpose of protecting against declines in the dollar value of portfolio securities and against increases in the dollar cost of securities to be acquired. The Fund may also use currency options to achieve a desired currency weighting in a cost-effective manner. The Fund may use options on currencies to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates for a different, but related currency. As with other types of options, however, the writing of an option on foreign currency will constitute only a partial hedge up to the amount of the premium received, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may be used to hedge against fluctuations in exchange rates although, in the event of exchange rate movements adverse to the Fund's position, it may forfeit the entire amount of the premium plus related transaction costs. In addition the Fund may purchase call options on currency when the Advisor anticipates that the currency will appreciate in value.

The Fund may also write options on foreign currencies for the same types of hedging or currency management purposes. For example, where the Fund anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the options will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

The Fund may write covered call options on foreign currencies. A call option written on a foreign currency by the Fund is "covered" if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration identified on the Fund's books) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Fund has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or
(b) is greater than the exercise price of the call written if the difference is segregated by the Fund in cash or liquid securities.

The Fund also may write call options on foreign currencies that are not covered for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the US dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, the Fund collateralizes the option by segregating cash or liquid securities in an amount not less than the value of the underlying foreign currency in US dollars marked to market daily.

There is no assurance that a liquid secondary market will exist for any particular option, or at any particular time. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying currency or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying currency. The Fund pays brokerage commissions or spreads in connection with its options transactions.

Certain options on foreign currencies are traded over-the-counter and involve liquidity and credit risks which may not be present in the case of exchange-traded currency options. In some circumstances, the Fund's ability to terminate OTC options may be more limited than with exchange-traded options. It is also possible that broker-dealers participating in OTC options transactions will not fulfill their obligations. See "Illiquid Securities."

Additional Limitations and Risk Factors

In addition to the risks discussed above, the Fund's investments may be subject to the following limitations and risk factors:

Additional Risks Related to Transactions in Options, Futures Contracts, Options on Futures Contracts, Swaps and Forward Foreign Currency Exchange Contracts. The Fund's active management techniques involve (1) liquidity risk (contractual positions cannot be easily closed out in the event of market changes or generally in the absence of a liquid secondary market), (2) correlation risk (changes in the value of hedging positions may not match the securities market and foreign currency fluctuations intended to be hedged), and (3) market risk (an incorrect prediction of securities prices or exchange rates by the Advisor may cause the Fund to perform worse than if such positions had not been taken). In addition, the ability to terminate OTC derivatives is more limited than with exchange traded derivatives and may involve the risk that the counterparty to the option will not fulfill its obligations.

Asset Coverage. The Fund will comply with the segregation or coverage guidelines established by the SEC and other applicable regulatory bodies with respect to certain transactions, including (but not limited to) options written on securities and indexes; currency, interest rate and security index futures contracts and options on these futures contracts; forward currency contracts; and swaps, caps, floors and collars. These guidelines may, in certain instances, require segregation by the Fund of cash or liquid securities to the extent the Fund's obligations with respect to these strategies are not otherwise covered through ownership of the underlying security or financial instrument, by other portfolio positions or by other means consistent with applicable regulatory policies. Unless the transaction is covered, the segregated assets must at all times equal or exceed the Fund's obligations with respect to these strategies. Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

For example, a call option written on securities may require the Fund to hold the securities subject to the call (or securities convertible into the securities without additional consideration) or to segregate assets (as described above) sufficient to purchase and deliver the securities if the call is exercised. A call option written on an index may require the Fund to own portfolio securities that correlate with the index or to segregate assets (as described above) equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund may require the Fund to segregate assets (as described above) equal to the exercise price. The Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. If the Fund holds a futures contract, the Fund could purchase a put option on the same futures contract with a strike price as high or higher than the price of the contract held. The Fund may enter into fully or partially offsetting transactions so that its net position, coupled with any segregated assets (equal to any remaining obligation), equals its net obligation. Asset coverage may be achieved by other means when consistent with applicable regulatory policies.

The use of derivatives is a highly specialized activity which involves investment techniques and risks that are different from those associated with ordinary portfolio transactions. Gains and losses on these derivatives depend on the Advisor's ability to predict the direction of stock prices, interest rates, currency movements and other economic factors. The loss that may be incurred by the Fund in entering into futures contracts, written options, forward currency contracts and certain swaps is potentially unlimited. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain facilities of an options clearing entity or other entity performing the regulatory and liquidity functions of an options clearing entity inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders. Most futures exchanges limit the amount of fluctuation permitted in a futures contract's prices during a single trading day. Once the limit has been reached no further trades may be made that day at a price beyond the limit. The price limit will not limit potential losses, and may in fact prevent the prompt liquidation of futures positions, ultimately resulting in further losses. Options and futures traded on foreign exchanges generally are not regulated by US authorities, and may offer less liquidity and less protection to the Fund in the event of default by the other party to the contract.


Except as set forth above under "Derivative Securities: Futures Contracts and Options on Futures Contracts," there is no limit on the percentage of the assets of the Fund that may be at risk with respect to futures contracts and related options or forward currency contracts. The Fund's transactions in options, forward currency contracts, futures contracts, options on futures contracts and swaps may be limited by the requirements for qualification of the Fund as a regulated investment company for tax purposes. See "Taxes." There can be no assurance that the use of these portfolio strategies will be successful.


Non-US Securities. The value of the Fund's investments may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) exchange control or tax regulations in those foreign countries. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or unfavorably affect the Fund's operations. Furthermore, the economies of individual foreign nations may differ from the US economy, whether favorably or unfavorably, in areas such as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position; it may also be more difficult to obtain and enforce a judgment against a foreign issuer. In general, less information is publicly available with respect to non-US issuers than is available with respect to US companies. Most foreign companies are also not subject to the uniform accounting and financial reporting requirements applicable to issuers in the United States. Any foreign investments made by the Fund must be made in compliance with US and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

Because non-US securities generally are denominated and pay dividends or interest in foreign currencies, and the Fund may hold various foreign currencies from time to time, the value of the net assets of the Fund as measured in US dollars will be affected favorably or unfavorably by changes in exchange rates. Generally, the Fund's currency exchange transactions will be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange market. The cost of the Fund's currency exchange transactions will generally be the difference between the bid and offer spot rate of the currency being purchased or sold. In order to protect against uncertainty in the level of future foreign currency exchange rates, the Fund is authorized to enter into certain foreign currency exchange transactions.

In addition, while the volume of transactions effected on foreign securities exchanges has increased in recent years, in most cases it remains appreciably below that of The New York Stock Exchange, Inc. (the "NYSE"). Accordingly, the Fund's foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of US issuers. Moreover, the settlement periods for non-US securities, which are often longer than those for securities of US issuers, may affect portfolio liquidity. In buying and selling securities on foreign exchanges, the Fund normally pays fixed commissions that are generally higher than the negotiated commissions charged in the United States. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers in foreign countries than in the United States.


Emerging Markets. The world's industrialized markets generally include (but are not limited to) the following: Australia, Austria, Bermuda, Belgium, Canada, Cayman Islands, Cyprus, Denmark, Finland, France, Germany, Hong Kong, Iceland, Ireland, Italy, Japan, Kuwait, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Qatar, Singapore, Spain, Sweden, Switzerland, the United Arab Emirates, the United Kingdom, and the United States. The world's emerging markets generally include (but are not limited to) the following: Argentina, Armenia, Azerbaijan, Bahrain, Bangladesh, Barbados, Bhutan, Bolivia, Botswana, Brazil, Bulgaria, Chile, China, Colombia, Costa Rica, Cote d'Ivoire, Croatia, the Czech Republic, the Dominican Republic, Ecuador, Egypt, El Salvador, Estonia, Fiji, Ghana, Greece, Guatemala, Honduras, Hungary, India, Indonesia, Iran, Israel, Jamaica, Jordan, Kazakhstan, Kenya, Korea, Latvia, Lebanon, Lithuania, Macedonia, Malta, Malaysia, Mauritius, Mexico, Moldova, Mongolia, Morocco, Namibia, Nepal, Nigeria, Oman, Pakistan, Panama, Paraguay, Peru, Philippines, Poland, Romania, Russia, Saudi Arabia, Slovakia, Slovenia, South Africa, Sri Lanka, Taiwan, Tanzania, Thailand, Trinidad and Tobago, Tunisia, Turkey, Ukraine, Uruguay, Uzbekistan, Venezuela, West Bank and Gaza, Yugoslavia, Zambia and Zimbabwe.


Investment in securities of issuers based in underdeveloped emerging markets entails all of the risks of investing in securities of non-US issuers outlined above but to a heightened degree. These heightened risks include: (1) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (2) the smaller size of the market for such securities and a low or nonexistent volume of trading, resulting in lack of liquidity and in price volatility; and (3) certain national policies which may restrict the Fund's investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests.

In addition to brokerage commissions, custodial services and other costs relating to investment in emerging markets are generally more expensive than in the United States. Such markets have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of the Fund to make intended securities purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a security due to settlement problems could result either in losses to the Fund due to subsequent declines in the value of the security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. See "Illiquid Securities."

Special Considerations Concerning the Pacific Basin. Many Asian countries may be subject to a greater degree of social, political and economic instability than is the case in the United States and European countries. Such instability may result from (1) authoritarian governments or military involvement in political and economic decision-making; (2) popular unrest associated with demands for improved political, economic and social conditions; (3) internal insurgencies;
(4) hostile relations with neighboring countries; and (5) ethnic, religious and racial disaffection.

The economies of most of the Asian countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners, principally, the United States, Japan, China and the European Community. The enactment by the United States or other principal trading partners of protectionist trade legislation, reduction of foreign investment in the local economies and general declines in the international securities markets could have a significant adverse effect upon the securities markets of the Asian countries.

The securities markets in Asia are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the shares of many issuers may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment by the Fund. Similarly, volume and liquidity in the bond markets in Asia are less than in the United States and, at times, price volatility can be greater than in the United States. A limited number of issuers in Asian securities markets may represent a disproportionately large percentage of market capitalization and trading value. The limited liquidity of securities markets in Asia may also affect the Fund's ability to acquire or dispose of securities at the price and time it wishes to do so. The Fund's inability to dispose fully and promptly of positions in declining markets will cause the Fund's net asset value to decline as the value of the unsold positions is marked to lower prices. In addition, the Asian securities markets are susceptible to being influenced by large investors trading significant blocks of securities. Also, many stock markets are undergoing a period of growth and change which may result in trading volatility and difficulties in the settlement and recording of transactions, and in interpreting and applying the relevant law and regulations. See "Illiquid Securities."

Furthermore, the Fund may invest in securities denominated in currencies of Asian countries. Accordingly, changes in the value of these currencies against the US dollar will result in corresponding changes in the US dollar value of the Fund's assets denominated in those currencies.

Rating Services. The ratings of Moody's and S&P represent their opinions as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings are an initial criterion for selection of Fund investments, the Advisor also makes its own evaluation of these securities, subject to review by the Board of Trustees. After purchase by the Fund, an obligation may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event would require the Fund to eliminate the obligation from its portfolio, but the Advisor will consider such an event in its determination of whether the Fund should continue to hold the obligation. A description of the ratings used herein and in the Prospectus is set forth in the Appendix A to this SAI.

Other Investments and Investment Practices

Illiquid Securities. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Investments in non-publicly traded securities (including Rule 144A Securities) may involve a high degree of business and financial risk and may result in substantial losses. These securities may be less liquid than publicly traded securities, and it may take longer to liquidate these positions than would be the case for publicly traded securities. Companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. An investment in illiquid securities is subject to the risk that, should the Fund desire to sell any of these securities when a ready buyer is not available at a price that is deemed to be representative of their value, the value of the Fund's net assets could be adversely affected.

Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

A large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, non-US securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

The SEC has adopted Rule 144A, which allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. The Advisor anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and non-US issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.

An investment in Rule 144A Securities will be considered illiquid and therefore subject to the Fund's limit on the purchase of illiquid securities unless the Advisor determines that the Rule 144A Securities are liquid. In reaching liquidity decisions, the Advisor may consider, inter alia, the following factors: (i) the unregistered nature of the security; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security and (v) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

Investing in Rule 144A Securities could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers are unavailable or uninterested in purchasing such securities from the Fund. The Board has adopted guidelines and delegated to the Advisor the daily function of determining and monitoring the liquidity of Rule 144A Securities, although the Board will retain ultimate responsibility for any liquidity determinations.

The Fund will not invest more than 15% of its net assets in illiquid securities, which include repurchase agreements and time deposits maturing in more than seven days and securities that are not readily marketable.

TBA Purchase Commitments. The Fund may enter into TBA purchase commitments to purchase securities for a fixed price at a future date, typically not exceeding 45 days. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date, which risk is in addition to the risk of decline in the value of the Fund's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities.

When-Issued and Delayed Delivery Securities. The Fund may purchase securities on a when-issued or delayed delivery basis. Delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The payment obligation and the interest rate that will be received on when-issued and delayed-delivery securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. When-issued securities may include securities purchased on a "when, as and if issued" basis, under which the issuance of the security depends on the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The value of such securities is subject to market fluctuation during this period and no interest or income, as applicable, accrues to the Fund until settlement takes place.

At the time the Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, the Fund identifies on its books cash or liquid assets in an amount at least equal to such commitments. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. On delivery dates for such transactions, the Fund will meet its obligations from maturities or sales of the segregated securities and/or from cash flow. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. When the Fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

Repurchase Agreements. The Fund may engage in repurchase agreement transactions only with US or foreign banks having total assets of at least US$100 million (or its foreign currency equivalent). Under the terms of a typical repurchase agreement, the Fund would acquire any underlying security for a relatively short period (usually not more than one week), subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligations, including interest. The Fund bears a risk of loss in the event of default by or bankruptcy of the other party to a repurchase agreement. The Fund may be delayed in, or prevented from, exercising its rights to dispose of the collateralized securities. To the extent that, in the meantime, the value of the securities repurchased had decreased or the value of the securities had increased, the Fund could experience a loss. The Advisor reviews the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements and monitors on an ongoing basis the value of the securities subject to repurchase agreements to ensure that it is maintained at the required level. A repurchase agreement is considered to be a loan under the 1940 Act.

Reverse Repurchase Agreements. The Fund may borrow funds by, among other things, agreeing to sell portfolio securities to financial institutions that meet the standards described under "Repurchase Agreements" and to repurchase them at a mutually agreed date and price (a "reverse repurchase agreement"). The Fund may enter into reverse repurchase agreements with banks and domestic broker-dealers. At the time the Fund enters into a reverse repurchase agreement it will segregate cash or liquid securities having a value equal to the repurchase price, including accrued interest. The segregated assets will be marked-to-market daily and additional assets will be segregated on any day in which the assets fall below the repurchase price (plus accrued interest). The Fund's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those securities. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Reverse repurchase agreements are considered to be borrowings by the Fund.

Mortgage Dollar Rolls. The Fund may enter into mortgage "dollar rolls" in which the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar, but not identical (same type, coupon and maturity), securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") or fee income and by the interest earned on the cash proceeds of the initial sale. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. The Fund may enter into both covered and uncovered rolls. At the time the Fund enters into a dollar roll transaction, it will segregate cash or liquid securities having a value not less than the repurchase price (including accrued interest) and will subsequently monitor the segregated assets to ensure that their value is maintained.

Lending of Portfolio Securities


The Fund has the authority to lend up to 33 1/3% of the total value of its portfolio securities (taken at market value). The Fund may lend its investment securities to approved institutional borrowers who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, the Fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would belong to the Fund. The Fund may lend its investment securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder, which currently require that (a) the borrower pledge and maintain with the Fund collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Fund at any time, and
(d) the Fund receives reasonable interest on the loan (which may include the Fund investing any cash collateral in interest bearing short-term investments), and distributions on the loaned securities and any increase in their market value. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers selected by the Fund's delegate after a commercially reasonable review of relevant facts and circumstances, including the creditworthiness of the borrower. Payments received by the Fund in lieu of any dividends paid on the loaned securities will not be treated as "qualified dividend income" for purposes of determining what portion of the Fund's dividends received by individuals may be taxed at the rates generally applicable to long-term capital gains. See "Taxes".

At the present time, the staff of the SEC does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company's Board of Trustees. In addition, voting rights may pass with the loaned securities, but if a material event occurs affecting an investment on loan, the loan must be called and the securities voted. Pursuant to an exemptive order granted by the SEC, cash collateral received by the Fund may be invested in a money market fund managed by the Advisor (or one of its affiliates).


Borrowing. The Fund may borrow for temporary or emergency purposes. This borrowing may be unsecured. Among the forms of borrowing in which the Fund may engage is entering into reverse repurchase agreements. The 1940 Act requires the Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the asset coverage should decline below 300% as a result of market fluctuations or for other reasons, the Fund is required to sell some of its portfolio securities within three days to reduce its borrowings and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Borrowing may exaggerate the effect on net asset value of any increase or decrease in the market value of the portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. The Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. See "Investment Restrictions."

Short Sales. The Fund may engage in short sales with respect to securities that it owns or has the right to obtain (for example, through conversion of a convertible bond). These transactions, known as short sales "against the box," allow the Fund to hedge against price fluctuations by locking in a sale price for securities it does not wish to sell immediately. In a short sale, the Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. If the Fund engages in a short sale, the collateral for the short position will be segregated.

The Fund does not intend to engage in short sales against the box for investment purposes. The Fund may, however, make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security). In such case, any future losses in the Fund's long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns. There will be certain additional transaction costs associated with short sales against the box, but the Fund will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

Other Investment Companies. The Fund may invest in the aggregate no more than 10% of its total assets, calculated at the time of purchase, in the securities of other US-registered investment companies. In addition, the Fund may not invest more than 5% of its total assets in the securities of any one such investment company or acquire more than 3% of the voting securities of any other such investment company. The Fund will indirectly bear its proportionate share of any management or other fees paid by investment companies in which it invests, in addition to its own fees.

Temporary Defensive Investments. For temporary defensive purposes during periods when the Advisor determines that conditions warrant, the Fund may invest up to 100% of its assets in cash and investment grade money market instruments, including (but not limited to) securities issued or guaranteed by the US government, its agencies or instrumentalities; certificates of deposit, time deposits, and bankers' acceptances issued by banks or savings and loans associations having net assets of at least $100 million as of the end of their most recent fiscal year; commercial paper rated at the time of purchase at least A-2 by S&P or P-2 by Moody's, or unrated commercial paper determined by the Advisor to be of comparable quality; repurchase agreements involving any of the foregoing; and, to the extent permitted by applicable law, shares of other investment companies investing solely in money market instruments.

Diversification. The Fund is "diversified" under the 1940 Act and are also subject to issuer diversification requirements imposed on regulated investment companies by Subchapter M of the Code. See "Investment Restrictions" and "Taxes".

Concentration of Investments. As a matter of fundamental policy, the Fund may not invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry of group industries (except US government securities).


Investment of Uninvested Cash Balances. The Fund may have cash balances that have not been invested in portfolio securities ("Uninvested Cash"). Uninvested Cash may result from a variety of sources, including dividends or interest received from portfolio securities, unsettled securities transactions, reserves held for investment strategy purposes, scheduled maturity of investments, liquidation of investment securities to meet anticipated redemptions or dividend payments, and new cash received from investors. Uninvested Cash may be invested directly in money market instruments or other short-term debt obligations. Pursuant to an exemptive order issued by the SEC, the Fund may use Uninvested Cash to purchase shares of affiliated funds, including money market funds and Scudder Cash Management QP Trust, or entities for the which the Advisor may act as investment advisor now or in the future that operate as cash management investment vehicles but are excluded from the definition of investment company pursuant to Section 3(c)(1) or 3(c)(7) of the 1940 Act (collectively, the "Central Funds") in excess of the limitations of Section 12(d)(1) of the 1940 Act. Investment by a fund in shares of the Central Funds will comply with Rule 2a-7 under the 1940 Act and will be in accordance with a fund's investment policies and restrictions.

The Fund will invest Uninvested Cash in Central Funds only to the extent that the Fund's aggregate investment in the Central Funds does not exceed 25% of its total assets. Purchase and sales of shares of Central Funds are made at net asset value.


                             INVESTMENT RESTRICTIONS

The fundamental investment restrictions set forth below may not be changed with respect to the Fund without the approval of a "majority" (as defined in the 1940
Act) of the outstanding shares of the Fund. For the purposes of the 1940 Act, "majority" means the lesser of (a) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy or (b) more than 50% of the shares of the Fund.

The nonfundamental investment restrictions set forth below may be changed or amended by the Trust's Board of Trustees without shareholder approval.

                       FUNDAMENTAL INVESTMENT RESTRICTIONS

The Trust may not, on behalf of the Fund:

(1) Issue senior securities, except as permitted by paragraphs (2), (6) and (7) below. For purposes of this restriction, the issuance of shares of beneficial interest in multiple classes or series, the purchase or sale of options, futures contracts and options on futures contracts, forward commitments, forward foreign exchange contracts, repurchase agreements and reverse repurchase agreements entered into in accordance with the Fund's investment policy, and the pledge, mortgage or hypothecation of the Fund's assets within the meaning of paragraph (3) below are not deemed to be senior securities.

(2) Borrow money (i) except from banks as a temporary measure for extraordinary emergency purposes and (ii) except that the Fund may enter into reverse repurchase agreements and dollar rolls with banks, broker-dealers and other parties; provided that, in each case, the Fund is required to maintain asset coverage of at least 300% for all borrowings. For the purposes of this investment restriction, short sales, transactions in currency, forward contracts, swaps, options, futures contracts and options on futures contracts, and forward commitment transactions shall not constitute borrowing.

(3) Pledge, mortgage, or hypothecate its assets, except to secure indebtedness permitted by paragraph (2) above and to the extent related to the segregation of assets in connection with the writing of covered put and call options and the purchase of securities or currencies on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to forward contracts, options, futures contracts and options on futures contracts.

(4) Act as an underwriter, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter for purposes of the Securities Act of 1933.

(5) Purchase or sell real estate, or any interest therein, and real estate mortgage loans, except that the Fund may invest in securities of corporate or governmental entities secured by real estate or marketable interests therein or securities issued by companies (other than real estate limited partnerships) that invest in real estate or interests therein.

(6) Make loans, except that the Fund may lend portfolio securities in accordance with the Fund's investment policies and may purchase or invest in repurchase agreements, bank certificates of deposit, all or a portion of an issue of bonds, bank loan participation agreements, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

(7) Invest in commodities or commodity contracts or in puts, calls, or combinations of both, except interest rate futures contracts, options on securities, securities indices, currency and other financial instruments, futures contracts on securities, securities indices, currency and other financial instruments and options on such futures contracts, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants and repurchase agreements entered into in accordance with the Fund's investment policies.

(8) Invest 25% or more of the value of the Fund's total assets in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries. This restriction does not apply to investments in obligations of the U.S. Government or any of its agencies or instrumentalities.

In addition, the Fund will adhere to the following fundamental investment restriction:

..    With respect to 75% of its total assets, the Fund may not purchase securities of an issuer (other than the U.S. Government, or any of its agencies or instrumentalities, or other investment companies), if (a) such purchase would cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer, or (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.


                     NON-FUNDAMENTAL INVESTMENT RESTRICTIONS


In addition to the fundamental policies mentioned above, the Board of Trustees of the Trust has adopted the following nonfundamental policies that may be changed or amended by action of the Board of Trustees without shareholder approval.

The Trust may not, on behalf of the Fund:

(a) Participate on a joint-and-several basis in any securities trading account. The "bunching" of orders for the sale or purchase of marketable portfolio securities with other accounts under the management of the Advisor to save commissions or to average prices among them is not deemed to result in a securities trading account.


(b) Purchase securities of other investment companies, except as permitted by the 1940 Act and the rules, regulations and any applicable exemptive order issued thereunder.


(c) Invest for the purpose of exercising control over or management of any company.

(d) Purchase any security, including any repurchase agreement maturing in more than seven days, which is illiquid, if more than 15% of the net assets of the Fund, taken at market value, would be invested in such securities.

The staff of the SEC has taken the position that fixed time deposits maturing in more than seven days that cannot be traded on a secondary market and participation interests in loans are illiquid. Until such time (if any) as this position changes, the Trust, on behalf of the Fund, will include such investments in determining compliance with the 15% limitation on investments in illiquid securities. Restricted securities (including commercial paper issued pursuant to Section 4(2) of the 1933 Act) which the Advisor has determined are readily marketable will not be deemed to be illiquid for purposes of such restriction.

"Value" for the purposes of the foregoing investment restrictions means the market value used in determining the Fund's net asset value.

                        MANAGEMENT OF THE TRUST AND FUND

Trustees and Officers


The overall business and affairs of the Trust and the Fund are managed by the Board of Trustees. The Board approves all significant agreements between the Trust/Fund and persons or companies furnishing services to the Trust/Fund, including the Trust/Fund agreements with its investment advisor, distributor, custodian and transfer agent. The Board of Trustees and the executive officers are responsible for managing the Trust/Fund affairs and for exercising the Trust/Fund powers except those reserved for the shareholders and those assigned to the Advisor or other service providers. Each Trustee holds office until he or she resigns, is removed or a successor is elected and qualified. Each officer is elected to serve until he or she resigns, is removed or a successor has been duly appointed and qualified.

The following information is provided for each Trustee and officer of the Trust and the Fund's Board as of the end of the most recently completed calendar year. The first section of the table lists information for each Trustee who is not an "interested person" of the Trust and Fund (as defined in the 1940 Act) (an "Independent Trustee"). Information for each Non-Independent Trustee (the "Interested Trustee") follows. The Interested Trustees are considered to be interested persons as defined by the 1940 Act because of their employment with either the Fund's advisor and/or underwriter or their affiliates. The mailing address for the Trustees and officers with respect to Trust/Fund's operations is One South Street, Baltimore, Maryland, 21202.



Independent Trustees
----------------------------------------------------------------------------------------------------
Name, Date of Birth,
Position with the                                                                    Number of Funds
Fund and Length of                 Business Experience and Directorships               in the Fund
Time Served /1,2/                         During the Past 5 Years                   Complex Overseen
----------------------------------------------------------------------------------------------------
Richard R. Burt            Chairman, Diligence LLC (international                         68
2/3/47                     information-collection and risk-management firm
Trustee since 2002         (September 2002-present); Chairman, IEP Advisors,
                           Inc. (July 1998 to present); Chairman of the Board,
                           Weirton Steel Corporation/3/ (April 1996 to present);
                           Member of the Board, Hollinger International, Inc./3/
                           (publishing) (September 1995 to present), HCL
                           Technologies Limited (information technology) (April
                           1999 to present), UBS Mutual Funds (formerly known as
                           Brinson and Mitchell Hutchins families of funds)
                           (registered investment companies) (September 1995 to
                           present); and Member, Textron Inc./3/ International
                           Advisory Council (July 1996 to present). Formerly,
                           Partner, McKinsey & Company (consulting) (1991-1994)
                           and US Chief Negotiator in Strategic Arms Reduction
                           Talks (START) with former Soviet Union and US
                           Ambassador to the Federal Republic of Germany
                           (1985-1991); Member of the Board, Homestake Mining/3/
                           (mining and exploration) (1998-February 2001), Archer
                           Daniels Midland Company/3/ (agribusiness operations)
                           (October 1996-June 2001) and Anchor Gaming (gaming
                           software and equipment) (March 1999 -December 2001).
----------------------------------------------------------------------------------------------------
S. Leland Dill             Trustee, Phoenix Zweig Series Trust (since September            66
3/28/30                    1989), Phoenix Euclid Market Neutral Funds (since May
Trustee since 2002         1998) (registered investment companies); Retired
                           (since 1986). Formerly, Partner, KPMG Peat Marwick
                           (June 1956-June 1986); Director, Vintners
                           International Company Inc. (wine vintner) (June
                           1989-May 1992), Coutts (USA) International (January
                           1992-March 2000), Coutts Trust Holdings Ltd., Coutts
                           Group (private bank) (March 1991-March 1999); General
                           Partner, Pemco (investment company) (June 1979-June
                           1986).
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
Name, Date of Birth,
Position with the                                                                    Number of Funds
Fund and Length of                 Business Experience and Directorships               in the Fund
Time Served /1,2/                        During the Past 5 Years                    Complex Overseen
----------------------------------------------------------------------------------------------------
Martin J. Gruber           Nomura Professor of Finance, Leonard N. Stern School            66
7/15/37                    of Business, New York University (since September
Trustee since 2002         1964); Trustee, CREF (pension fund) (since January
                           2000); Director, Japan Equity Fund, Inc. (since
                           January 1992), Thai Capital Fund, Inc. (since January
                           2000) and Singapore Fund, Inc. (since January 2000)
                           (registered investment companies). Formerly, Trustee,
                           TIAA (pension fund) (January 1996-January 2000);
                           Director, S.G. Cowen Mutual Funds (January
                           1985-January 2001).
----------------------------------------------------------------------------------------------------
Joseph R. Hardiman         Private Equity Investor (January 1997 to present);              66
5/27/37                    Corvis Corporation/3/ (optical networking equipment)
Trustee since 2002         (July 2000 to present), Brown Investment Advisory &
                           Trust Company (investment advisor) (February 2001 to
                           present), The Nevis Fund (registered investment
                           company) (July 1999 to present), and ISI Family of
                           Funds (registered investment companies) (March 1998
                           to present). Formerly, Director, Soundview Technology
                           Group Inc. (investment banking) (July 1998 to January
                           2004) and Director, Circon Corp./3/ (medical
                           instruments) (November 1998-January 1999); President
                           and Chief Executive Officer, The National Association
                           of Securities Dealers, Inc. and The NASDAQ Stock
                           Market, Inc. (1987-1997); Chief Operating Officer of
                           Alex. Brown & Sons Incorporated (now Deutsche Bank
                           Securities Inc.) (1985-1987); General Partner, Alex.
                           Brown & Sons Incorporated (now Deutsche Bank
                           Securities Inc.) (1976-1985).
----------------------------------------------------------------------------------------------------
Richard J. Herring         Jacob Safra Professor of International Banking and              66
2/18/46                    Professor, Finance Department, The Wharton School,
Trustee since 2002         University of Pennsylvania (since July 1972);
                           Director, Lauder Institute of International
                           Management Studies (since July 2000); Co-Director,
                           Wharton Financial Institutions Center (since July
                           2000). Formerly, Vice Dean and Director, Wharton
                           Undergraduate Division (July 1995-June 2000).
----------------------------------------------------------------------------------------------------
Graham E. Jones            Senior Vice President, BGK Realty, Inc. (commercial             66
1/31/33                    real estate) (since 1995); Trustee, 8 open-end mutual
Trustee since 1993         funds managed by Weiss, Peck & Greer (since 1985) and
                           Trustee of 18 open-end mutual funds managed by Sun
                           Capital Advisers, Inc. (since 1998).
----------------------------------------------------------------------------------------------------
Rebecca W. Rimel           President and Chief Executive Officer, The Pew                  66
4/10/51                    Charitable Trusts (charitable foundation) (1994 to
Trustee since 2002         present); Executive Vice President, The Glenmede
                           Trust Company (investment trust and wealth
                           management) (1983 to present). F
----------------------------------------------------------------------------------------------------
Philip Saunders, Jr.       Principal, Philip Saunders Associates (economic and            66
10/11/35                   financial consulting) (since November 1988).
Trustee since 2002         Formerly, Director, Financial Industry Consulting,
                           Wolf & Company (consulting) (1987-1988); President,
                           John Hancock Home Mortgage Corporation (1984-1986);
                           Senior Vice President of Treasury and Financial
                           Services, John Hancock Mutual Life Insurance Company,
                           Inc. (1982-1986).
----------------------------------------------------------------------------------------------------
William N. Searcy          Private investor since October 2003 and Trustee of 18          66
9/03/46                    open-end mutual funds managed by Sun Capital
Trustee since 1993         Advisers, Inc. (since October 1998). Formerly,
                           Pension & Savings Trust Officer, Sprint Corporation/3/
                           (telecommunications) (since November 1989).
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
Name, Date of Birth,
Position with the                                                                    Number of Funds
Fund and Length of                 Business Experience and Directorships               in the Fund
Time Served /1,2/                         During the Past 5 Years                   Complex Overseen
----------------------------------------------------------------------------------------------------
Robert H. Wadsworth        President, Robert H. Wadsworth Associates, Inc.                 69
1/29/40                    (consulting firm) (May 1983 to present). Formerly,
Trustee since 2002         President and Trustee, Trust for Investment Managers
                           (registered investment company) (April 1999-June
                           2002); President, Investment Company Administration,
                           L.L.C. (January 1992*-July 2001); President,
                           Treasurer and Director, First Fund Distributors, Inc.
                           (June 1990-January 2002); Vice President,
                           Professionally Managed Portfolios (May 1991-January
                           2002) and Advisors Series Trust (October 1996-January
                           2002) (registered investment companies).

                           *    Inception date of the corporation which was the
                                predecessor to the L.L.C.
----------------------------------------------------------------------------------------------------

Interested Trustees
----------------------------------------------------------------------------------------------------

Name, Date of Birth,
Position with the                                                                    Number of Funds
Fund and Length of Time            Business Experience and Directorships               in the Fund
Served /1,2/                             During the Past 5 Years                    Complex Overseen
----------------------------------------------------------------------------------------------------
Richard T. Hale/4/         Managing Director, Deutsche Investment Management               201
7/17/45                    Americas Inc. (2003-present); Managing Director,
Chief Executive Officer    Deutsche Bank Securities Inc. (formerly Deutsche Banc
since 2003                 Alex. Brown Inc.) and Deutsche Asset Management (1999
Chairman and Trustee       to present); Director and President, Investment
since 2002                 Company Capital Corp. (registered investment advisor)
                           (1996 to present); Director, Deutsche Global Funds,
                           Ltd. (2000 to present), CABEI Fund (2000 to present),
                           North American Income Fund (2000 to present)
                           (registered investment companies); Director, Scudder
                           Global Opportunities Fund (since 2003);
                           Director/Officer, Deutsche/Scudder Mutual Funds
                           (various dates); President, Montgomery Street Income
                           Securities, Inc. (2002 to present) (registered
                           investment companies); Vice President, Deutsche Asset
                           Management, Inc. (2000 to present); Formerly,
                           Director, ISI Family of Funds (registered investment
                           company; 4 funds overseen) (1992-1999).
----------------------------------------------------------------------------------------------------

 Officers

----------------------------------------------------------------------------------------------------
Name, Date of Birth,
Position with the
Fund and Length of Time            Business Experience and Directorships
Served/1,2/                              During the Past 5 Years
----------------------------------------------------------------------------------------------------
Brenda Lyons/5/            Managing Director, Deutsche Asset Management
2/21/63
President since 2003
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
Kenneth Murphy/5/          Vice President, Deutsche Asset Management
10/13/63                   (2000-present). Formerly, Director, John Hancock
Vice President and         Signature Services (1992-2000).
Anti-Money Laundering
Compliance Officer
since 2002
----------------------------------------------------------------------------------------------------
Charles A. Rizzo/5/        Director, Deutsche Asset Management (April 2000 to
8/5/57                     present). Formerly, Vice President and Department
Treasurer and Chief        Head, BT Alex. Brown Incorporated (now Deutsche Bank
Financial Officer          Securities Inc.) (1998-1999); Senior Manager, Coopers
since 2002                 & Lybrand L.L.P. (now PricewaterhouseCoopers LLP)
                           (1993-1998).
----------------------------------------------------------------------------------------------------
Salvatore Schiavone/5/     Director, Deutsche Asset Management
11/03/65
Assistant Treasurer
since 2003
----------------------------------------------------------------------------------------------------
Lucinda Stebbins/5/        Director, Deutsche Asset Management
11/19/45
Assistant Treasurer
since 2003
----------------------------------------------------------------------------------------------------
Kathleen Sullivan          Director, Deutsche Asset Management
D'Eramo/5/
1/27/57
Assistant Treasurer
since 2003
----------------------------------------------------------------------------------------------------
John Millette/5/           Director, Deutsche Asset Management
8/23/62
Secretary since
2003
----------------------------------------------------------------------------------------------------
Daniel O. Hirsch           Managing Director, Deutsche Asset Management
3/27/54                    (2002-present) and Director, Deutsche Global Funds
Assistant Secretary        Ltd. (2002-present). Formerly, Director, Deutsche
since 2003                 Asset Management (1999-2002), Principal, BT Alex.
                           Brown Incorporated (now Deutsche Bank Securities
                           Inc.) (1998-1999); Assistant General Counsel, United
                           States Securities and Exchange Commission
                           (1993-1998).
----------------------------------------------------------------------------------------------------
Caroline Pearson/5/        Managing Director, Deutsche Asset Management.
4/1/62
Assistant Secretary
since 2002
----------------------------------------------------------------------------------------------------
Bruce A. Rosenblum         Director, Deutsche Asset Management
9/14/60
Vice President
since 2003
and Assistant Secretary
since 2002
----------------------------------------------------------------------------------------------------

/1/ Unless otherwise indicated, the mailing address of each Trustee and Officer with respect to fund operations is One South Street, Baltimore, MD 21202.

/2/ Length of time served represents the date that each Trustee or Officer first began serving in that position with Scudder MG Investments Trust of which this fund is a series.


/3/ A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.


/4/  Mr. Hale is a Trustee who is an "interested person" within the meaning of
     Section 2(a)(19) of the 1940 Act. Mr. Hale is Vice President of DeAM, Inc. and a Managing Director of Deutsche Asset Management, the US asset management unit of Deutsche Bank AG and its affiliates.

/5/  Address: Two International Place, Boston, Massachusetts 02110.

Each officer also holds similar positions for other investment companies for which DeAM, Inc. or an affiliate serves as the advisor.

Officer's Role with the Principal Underwriter: Scudder Distributors

Kenneth Murphy     Vice President

Caroline Pearson   Secretary


Trustee Ownership in the Fund/1/

The following table shows the ownership of the Directors as of December 31, 2003.


                                                     Aggregate Dollar Range of Ownership as
                                                        of December 31, 2003 in all Funds
                        Dollar Range of Beneficial       Overseen or by Director in the
Director                 Ownership in the Fund/1/      Family of Investment Companies/2/
---------------------   --------------------------   --------------------------------------
Independent Directors
Richard R. Burt*            None                                  Over $100,000
S. Leland Dill              None                                  Over $100,000
Martin J. Gruber            None                                  Over $100,000
Joseph R. Hardiman*         None                                  Over $100,000
Richard J. Herring          None                                  Over $100,000
Graham E. Jones             $10,001 - $50,000                     Over $100,000
Rebecca W. Rimel*           None                                  Over $100,000
Philip Saunders, Jr.        None                                  Over $100,000
William N. Searcy           $1 - $10,000                          Over $100,000
Robert H. Wadsworth*        None                                  Over $100,000

Interested Director
Richard T. Hale             Over $100,000                         Over $100,000

/1/ The amount shown includes share equivalents of the Fund which the board member is deemed to be invested pursuant to the Fund's deferred compensation plan. The inclusion therein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of the shares.


/2/ Securities beneficially owned as defined under the 1934 Act include direct and/or indirect ownership of securities where the director's economic interest is tied to the securities, employment ownership and securities when the director can exert voting power and when the director has authority to sell the securities. The dollar ranges are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, over $100,000.




Ownership in Securities of the Advisors and Related Companies

As reported to the Trust, the information in the following table reflects ownership by the Independent Trustees and their immediate family members of certain securities as of December 31, 2003. An immediate family member can be a spouse, children residing in the same household including step and adoptive children and any dependents. The securities represent ownership in an investment advisor or principal underwriter of the Fund and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Fund (including Deutsche Bank AG).

                                                                    Value of
                         Owner and                               Securities on      Percent of
                       Relationship                               an Aggregate     Class on an
 Independent Trustee    to Trustee    Company   Title of Class       Basis       Aggregate Basis
--------------------   ------------   -------   --------------   -------------   ---------------
Richard R. Burt                         None
S. Leland Dill                          None
Martin J. Gruber                        None
Joseph R. Hardiman                      None
Richard Herring                         None
Graham E. Jones                         None
Rebecca W. Rimel                        None
Philip Saunders, Jr.                    None
William N. Searcy                       None
Robert H. Wadsworth                     None


As of February 2, 2004, the Trustees and officers of the Trust owned, as a group, less than one percent of the outstanding shares of each class of the Fund.

To the best of the Fund's knowledge, as of February 2, 2004, no person owned more than 5% of each class of the Fund's outstanding shares except as noted below:



                                                                   Number of Shares     Percentage of
    Class                      Name of Shareholder                       Held         Outstanding Class
------------    ------------------------------------------------   ----------------   -----------------
Premier         Public Employees' Retirement Association              11,376,728            69.40%
                Attn: Daryl Roberts

                1300 Logan Street
                Denver CO 8023-2386

Premier         Scudder Trust Company TTEE                             3,876,582            23.59%
                FBO DB Matched Savings Plan
                ATTN: Asset Recon Dept # 063115
                P.O. Box 1757
                Salem, NH 03079-1143

Institutional   Charles Schwab & Co. Inc.                              2,456,795            42.14%
                Special Custody Account
                Mutual Funds Department
                101 Montgomery Street
                San Francisco, CA 94104-4122

Institutional   T. Rowe Price Retirement Plan Services                   337,171             5.78%
                FBO Retirement Plan Clients
                4515 Painters Mill Road
                Owings Mills, MD 21117-4903

Institutional   National Financial Services Corp.                      1,227,165             6.55%
                FBO Our Customers
                ATTN: Mutual Funds - No Loads - 5th Floor
                200 Liberty Street
                New York, NY 10281-1003

Institutional   Scudder Trust Co.                                        450,476             7.73%
                FBO Mohawk Carpet Corp. Ret. & Sav. Plan #063052
                Attn: Asset Recon.
                P.O. Box 1757
                Salem, NH 03079-1143

Institutional   Ledyard & Co.                                            538,380             9.24%
                Ledyard National Bank Trust
                P.O. Box 799
                Hanover, NH 03755-0799

Investment      Charles Schwab & Co. Inc.                                187,970             6.47%
                Special Custody Account
                Mutual Funds Department
                101 Montgomery Street
                San Francisco, CA 94104-4122

Investment      National Financial Services Corp.                      1,227,165            42.25%
                FBO Our Customers
                ATTN: Mutual Funds - No Loads - 5th Floor
                200 Liberty Street
                New York, NY 10281-1003

Investment      Mitra & Co. Esp.                                         354,984            12.22%
                c/o M & I Trust

                1000 N. Water Street TR14
                Milwaukee, WI 53202-6648

Investment      Scudder Trust Company                                    219,928             7.57%
                FBO Credit Agricole Indosuez 401K
                Savings Plan #062260
                ATTN: Asset Reconciliation Dept.
                P.O. Box 1757
                Salem, NJ 03079-1143

Investment      JP Morgan Chase Cust                                     352,345            12.13%
                FBO ADP Mid Market Product
                ATTN: Lisa Glenn
                3 Chase Metrotech Ctr Fl. 6
                Brooklyn, NY 11245-0001

R               Deutsche Investment Management Americas Inc.                 736            16.09%
                ATTN: Enrique Cuesta
                345 Park Ave. FL 26
                New York, NY 10154-0004

R               State Street Bank & Trust TTEE                               309             6.76%
                FBO Allen Boon Humphries LLP 401K Plan
                3200 Southwest FWY Ste 2600
                Houston, TX 77027-7597

R               Bernard Hale 401K                                            340             7.44%
                Bernard Hale TTEE
                FBO Bernard J. Hale
                365 Euclid Ave. Apt. 109
                Oakland, CA 94610-3242

R               S&S Manufacturing 401K Plan                                  440             9.62%
                Steven E. Silverman TTEE
                FBO Douglas Corbet
                83 Washington Ave.
                Leonardo, NJ 07737-1255

R               Gerald A. Bucci 401K                                         525            11.48%
                Gerald A. Bucci TTEE
                FBO Gerald A. Bucci
                318 Preston Pl.
                Ridgewood, NJ 07450-1725

R               Marvel Financial Inc. 401K, account 1                        569            12.43%
                Chuan Wang TTE
                FBO Chuan Wang
                2931 Jerald Ave.
                Santa Clara CA 95051-2919

R               Marvel Financial Inc. 401K, account 2                        569            12.43%

                Chuan Wang TTE
                FBO Chuan Wang
                2931 Jerald Ave.
                Santa Clara CA 95051-2919

R               Stursa Family Ltd. 401K                                      316             6.91%
                Marvin Stursa TTEE
                FBO Stursa Family
                3029 Bennett Point Rd
                Queenstown, MD 21658-1124

R               Medsupply Inc. 401K                                          236             5.15%
                Patricia D. Blecha TTEE
                Omnibus Master Account
                138 Palm Coast PKWY NE STE 382
                Palm Coast, FL 32137-8241

A               The Manufacturers Life Insurance Company (USA)        38,676,752            93.68%
                250 Bloor St. East 7th Floor
                Toronto, Ontario Canada M4W1E5


Information Concerning Committees and Meetings of Trustees


The Board of Trustees of the Trust met six times during the calendar year ended December 31, 2003 and each Trustee attended at least 75% of the meetings of the Board and meetings of the committees of the Board of Trustees on which such Trustee served.

Board Committee. The Trust's Board currently has the following committees:

Audit Committee: The Audit Committee selects the independent auditors for the Fund, confers with the independent auditors regarding the Fund's financial statements, the results of audits and related matters, and performs such other tasks as it deems necessary or appropriate. The Audit Committee approves all significant services proposed to be performed by the independent auditors and considers the possible effect of such services on their independence. The members of the Audit Committee are S. Leland Dill (Chairman) and all of the Independent Trustees. The Audit Committee met seven times during the calendar year ended December 31, 2003.

Nominating and Governance Committee: The primary responsibilities of the Nominating and Governance Committee, consisting of all the Independent Trustees, are to make recommendations to the Board on issues related to the composition and operation of the Board, and communicate with management on those issues. The Nominating and Governance Committee also evaluates and nominates Board member candidates.* The Nominating and Governance Committee, which meets as often as deemed appropriate by the Committee, met once during the last calendar year.

* Fund shareholders maky also submit nominees that will be considered by the Committee when a Board vacancy occurs. Submissions should be mailed to the attention of the Secretary of the Fund.

Valuation Committee: The Valuation Committee is authorized to act for the Board of Trustees in connection with the valuation of securities held by the Fund's portfolios in accordance with the Fund's Valuation Procedures. Messrs. Hale, Saunders and Wadsworth are members of the Valuation Committee with Messrs. Burt, Dill, Gruber,

Hardiman, Herring, Jones, Searcy and Ms. Rimel as alternates. Two Trustees are required to constitute a quorum for meetings of the Valuation Committee. The Valuation Committee met four times during the most recent calendar year.

Additional Committees: On February 25, 2003 the Board of Trustees organized a Fixed Income, Equity and Operations Committees. The members of the Fixed Income Committee are Messrs. Jones and Searcy and Ms. Rimel. The members of the Equity Committee are Messrs. Burt, Gruber, Hardiman and Herring. The members of the Operations Committee are Messrs. Dill, Saunders and Wadsworth. The Fixed Income, Equity and Operations Committees periodically review the investment performance and operations of the fund.

Remuneration. Officers of the Fund receive no direct remuneration from the Fund. Officers and Trustees of the Fund who are officers or trustees of Deutsche Asset Management or the Advisor may be considered to have received remuneration indirectly. Each Trustee who is not an "interested person" of the Fund (as defined in the Investment Company Act) (an "Independent Trustee") receives compensation from the Fund for his or her services, which includes an annual retainer fee and an attendance fee for each Board meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board meetings). Additionally, each Independent Trustee receives a fee for each telephonic Audit Committee or Board meeting in which he or she participates. Each Independent Trustee also may receive a fee for certain special committee meetings attended. In addition, the Chairman of the Audit Committee receives an annual fee for his services.

Members of the Board of Trustees who are employees of the Advisor or its affiliates receive no direct compensation from the Fund, although they are compensated as employees of the Advisor, or its affiliates, and as a result may be deemed to participate in fees paid by the Fund. The following table shows compensation received by each Trustee from the Trust and aggregate compensation from the Fund Complex during the calendar year 2003.




                                                   Pension or Retirement       Total Compensation Paid
                       Aggregate Compensation   Benefits Accrued as Part of   to Trustees from the Fund
Name of Trustee           from the Trust/1/           Fund Expenses           and the Fund Complex/1,2/
---------------        ----------------------   ---------------------------   -------------------------
Richard R.Burt                 $1,535                      $0                         $168,640
S. Leland Dill                 $1,598                      $0                         $141,000
Martin J. Gruber               $1,540                      $0                         $140,939
Richard T. Hale                $    0                      $0                         $      0
Joseph R. Hardiman             $1,540                      $0                         $136,000
Richard J. Herring             $1,608                      $0                         $139,390
Graham E. Jones                $1,540                      $0                         $136,000
Rebecca W. Rimel               $1,663                      $0                         $142,780
Philip Saunders, Jr.           $1,534                      $0                         $135,970
William N. Searcy              $1,540                      $0                         $136,000
Robert H. Wadsworth            $1,540                      $0                         $170,000

/1/ During calendar year 2003, the total number of funds overseen by each Trustee was 68 funds except for Messrs. Burt (70 funds), Gruber (69 funds), Hale (201 funds), and Wadsworth (71 funds).

/2/ Of the amount payable to Ms. Rimel and Messrs. Hardiman, Herring, and Saunders, $124,889, $48,150, $33, 803 and $122, 498, respectively, was deferred pursuant to a deferred compensation plan.


                     INVESTMENT ADVISORY AND OTHER SERVICES

Deutsche Asset Management Investment Services Limited ("DeAMIS," or the "Advisor"), located at One Appold Circus, London, England, acts as Investment Advisor to the Fund. Effective October 6, 1999, DeAMIS's name was changed from Morgan Grenfell Investment Services Limited.

DeAMIS acts as investment advisor to the Fund pursuant to the terms of a management contract between the Trust and DeAMIS. The management contract referenced above is referred to collectively herein as the "Management Contract."

Pursuant to the Management Contract, the Advisor supervises and assists in the management of the assets of the Fund and furnishes the Fund with research, statistical, advisory and managerial services. The Advisor determines, on a continuous basis, the allocation of the Fund's investments among countries. The Advisor is responsible for the ordinary expenses of offices, if any, for the Trust and the compensation, if any, of all officers and employees of the Trust and all Trustees who are "interested persons" (as defined in the 1940 Act) of the Advisor.

Under the Management Contract, the Trust, on behalf of the Fund, is obligated to pay the Advisor a monthly fee at 0.70% of the Fund's average daily net assets:


The Fund's advisory fees are paid monthly and will be prorated if the Advisor shall not have acted as the Fund's investment advisor during the entire monthly period.


The Advisor and the Administrator have contractually agreed to waive their fees and reimburse expenses so that total expenses will not exceed those set forth in the Fund's Prospectuses. For each class of the Fund the contractual fee waivers cover the 16-month period from the Fund's most recently completed fiscal year. These contractual fee waivers may only be changed by the Trust's Board of Trustees.

For advisory fees, the Fund paid the Advisor for the fiscal years ended October 31, 2001, 2002 and 2003 $1,810, 153, $1,762,700 and $4,237,004, respectively.

For the fiscal years ended October 31, 2001, 2002 and 2003, the Advisor and the Administrator waived fees and/or reimbursed expenses of the Fund in the amounts of $457,257, $432,954 and $337,630, respectively.

DeAMIS is registered with the SEC as an investment advisor and provides a full range of international investment advisory services to individual and institutional clients. DeAMIS is an indirect, wholly-owned subsidiary of Deutsche Bank A.G., an international commercial and investment banking group.

The Fund is managed by a team of investment professionals who each play an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund's portfolio. This team works for the Advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The Advisor or its affiliates believe(s) its team approach benefits Fund investors by bringing together many disciplines and leveraging its extensive resources. Team members with primary responsibility for management of the Fund, as well as team members who have other ongoing management responsibilities for the Fund, are identified in the Fund's prospectus, as of the date of the Fund's prospectus. Composition of the team may change over time, and Fund shareholders and investors will be notified of changes affecting individuals with primary Fund management responsibility.


Under its Management Contract, the Fund is responsible for all of its other expenses including: organizational costs, fees and expenses incurred in connection with membership in investment company organizations; brokers' commissions; legal, auditing and accounting expenses; insurance; taxes and governmental fees; the fees and expenses of the transfer agent; any other expenses of issue, sale, underwriting, distribution, redemption or repurchase of shares; the expenses of and the fees for registering or qualifying securities for sale; the fees and expenses of Trustees, officers and employees of the Fund who are not affiliated with the Advisor; the cost of printing and distributing reports and notices to shareholders; and the fees and disbursements of custodians. The Fund may arrange to have third parties assume all or part of the expenses of sale, underwriting and distribution of shares of the Fund. The Fund is also responsible for its expenses of shareholders' meetings, the cost of responding to shareholders' inquiries, and its expenses incurred in connection with litigation, proceedings and claims and the legal obligation it may have to indemnify its officers and Trustees of the Fund with respect thereto.

The Management Contract provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the Management Contract relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under the Agreement.

Management Contract Approval

The Management Contract has an initial term of two years and continues in effect, from year to year thereafter if such continuance is specifically approved at least annually by the Fund's Board of Trustees or by a majority of the outstanding voting securities of the Portfolio, and in either event, by a majority of the Independent Trustees of the Fund's Board who have no direct or indirect financial interest in such agreements, with such Independent Trustees casting votes in person at a meeting called for such purpose, or by a vote of a majority of the outstanding Shares (as defined under "Capital Stock"). The Board approved the continuation of the Management Contract on August 21, 2003. In approving the continuation of the Fund's Management Contract, the Board, including the Independent Trustees, carefully considered (1) the nature and quality of services to be provided to the Fund; (2) the Advisor's compensation and profitability for providing such services; (3) the indirect costs and benefits of providing the advisory services; (4) the extent to which economies of scale are shared with the Fund through breakpoints or otherwise; and (5) comparative information on fees and expenses of similar mutual funds. Specifically, the Board considered the fact that the Advisor benefited, at least indirectly, from certain securities lending, custody and brokerage relationships between the Fund and affiliates of the Advisor (and that the Board received information regularly about these relationships). The Board also considered the nature and extent of benefits that the Advisor received from the brokerage and research services it received from broker-dealers who executed portfolio transactions for the Fund. After requesting and reviewing such information, as they deemed necessary, the Board concluded that the continuance of the Management Contract was in the best interest of the Fund and its shareholders. The Fund or the Advisor may terminate the Management Contract on sixty days' written notice without penalty. The Management Contract will terminate automatically in the event of assignment (as defined in the 1940 Act).


                                 CODE OF ETHICS


The Board of Trustees of the Trust has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Trust's Code of Ethics permits access persons of the Fund (Board members, officers of the Corporations and employees of the Advisor), to make personal securities transactions for their own accounts. This include transactions in securities that may be purchased or held by the Fund, but requires compliance with the Code's preclearance requirements, subject to certain exceptions. In addition, the Trust's Code provides for trading blackout periods that prohibit trading by personnel within periods of trading by the Fund in the same security. The Trust's Code prohibits short term trading profits, prohibits personal investment in initial public offerings and requires prior approval with respect to purchases of securities in private placements.


The Fund's advisor and its affiliates (including the Fund's Distributor, SDI) have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act (the "Consolidated Code"). The Consolidated Code permits access persons to trade in securities for their own accounts, subject to compliance with the Consolidated Code's preclearance requirements, that may be purchased or held by the Fund. In addition, the Consolidated Code also provides for trading "blackout periods" that prohibit trading by personnel within periods of trading by the Fund in the same security. The Consolidated Code also prohibits short term trading profits, and personal investment in initial public offerings and requires prior approval with respect to purchases of securities in private placements. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Advisor's Code of Ethics may be granted in particular circumstances after review by appropriate personnel.


                             PROXY VOTING GUIDELINES

The Fund has delegated proxy voting responsibilities to the Advisor, subject to the Board's general oversight. The Fund has delegated proxy voting to the Advisor with the direction that proxies should be voted consistent with the Fund's best economic interests. The Advisor has adopted its own Proxy Voting Policies and Procedures ("Policies"), and Proxy Voting Guidelines ("Guidelines") for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of the Fund, and the interests of the Advisor and its affiliates, including the fund's principal underwriter. The Guidelines set forth the Advisor's general position on various proposals, such as:

     . Shareholder Rights -- The Advisor generally votes against proposals that restrict shareholder rights.

     . Corporate Governance -- The Advisor generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments.

     . Anti-Takeover Matters -- The Advisor generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes "against" the adoption of poison pills if they are submitted for shareholder ratification. The Advisor generally votes for fair price proposals.

     . Routine Matters -- The Advisor generally votes for the ratification of auditors, procedural matters related to the annual meeting, and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The Advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third-party, except for proxies solicited by or with respect to investment companies for which the Advisor or an affiliate serves as investment advisor or principal underwriter ("affiliated investment companies"). The Advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company's other shareholders (sometimes called "mirror" or "echo" voting).

Although the Guidelines set forth the Advisor's general voting positions on various proposals, the Advisor may, consistent with the Fund's best interests, determine under some circumstances to vote contrary to those positions.

The Guidelines on a particular issue may or may not reflect the view of individual members of the Board, or of a majority of the Board. In addition, the Guidelines may reflect a voting position that differs from the actual practices of the public company(ies) within the Deutsche Bank organization or of the investment companies for which the Advisor or an affiliate serves as investment advisor or sponsor.


The Advisor may consider the views of a portfolio company's management in deciding how to vote a proxy or in establishing general voting positions for the Guidelines, but management's views are not determinative.


As mentioned above, the Policies describe the way in which the Advisor resolves conflicts of interest. To resolve conflicts, the Advisor, under normal circumstances, votes proxies in accordance with its Guidelines. If the Advisor departs from the Guidelines with respect to a particular proxy or if the Guidelines do not specifically address a certain proxy proposal, a proxy voting committee established by the Advisor will vote the proxy. Before voting any such proxy, however, the Advisor's conflicts review committee will conduct an investigation to determine whether any potential conflicts of interest exist in connection with the particular proxy proposal. If the conflicts review committee determines that the Advisor has a material conflict of interest, or certain individuals on the proxy voting committee should be recused from participating in a particular proxy vote, it will inform the proxy voting committee. If notified that the Advisor has a material conflict, or fewer than three voting members are eligible to participate in the proxy vote, typically the Advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party.


Under certain circumstances, the Advisor may not be able to vote proxies or the Advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the Advisor may not vote proxies on certain foreign securities due to local restrictions or customs. The Advisor generally does not vote proxies on securities subject to share blocking restrictions.


Portfolio Turnover. Portfolio turnover sale is defined by the SEC as the ratio of the lesser of sales or purchases to the monthly average value of such securities owned during the year, excluding all securities owned during the year or less.


The Fund may sell securities held for a short time in order to take advantage of what the Advisor believes to be temporary disparities in normal yield relationships between securities. A high rate of portfolio turnover (i.e., 100% or higher) will result in correspondingly higher transaction costs to the Fund, particularly if the Fund's primary investments are equity securities. A high rate of portfolio turnover will also increase the likelihood of net short-term capital gains (distributions of which are taxable to shareholders as ordinary income).

For this fiscal years ended October 31, 2002 and 2003, the Fund's turnover rates were 178% and 160%, respectively.

The Administrator. Deutsche Asset Management, Inc. (the "Administrator"), 345 Park Avenue, New York, New York 10154, serves as the Trust's administrator pursuant to an Administration Agreement. Pursuant to the Administration Agreement, the Administrator has agreed to furnish statistical and research data, clerical services, and stationery and office supplies; prepare and file various reports with the appropriate regulatory agencies including the SEC and state securities commissions; and provide accounting and bookkeeping services for the fund, including the computation of the fund's net asset value, net investment income and net realized capital gains, if any.


For its services under the Administration Agreement, the Administrator receives a monthly fee of 0.30% of the aggregate average daily net assets of the Fund. Effective October 1, 2003, the administration service fee for the Premier Class changed to 0.25% of the Premier Class average daily net assets. The Administrator will pay Accounting Agency and Transfer Agency fees out of the Administration fee. Net Fund Operating Expenses will remain unchanged since the Advisor has agreed to reduce its advisory fee and to make arrangements to limit certain other expenses to the extent necessary to limit Fund Operating Expenses of the Fund to the specified percentage of the Fund's net assets as described in the Expense Information tables in the prospectus.

For the fiscal years ended October 31, 2001, 2002 and 2003, the Fund paid the Administrator $775,988, $751,705 and $1,805,289, respectively.

The Administration Agreement provides that the Administrator will not be liable under the Administration Agreement except for bad faith or gross negligence in the performance of its duties or from the reckless disregard by it of its duties and obligations thereunder.


Expenses Of The Trust. The expenses borne by the Fund include: (i) fees and expenses of any investment advisor and any administrator of the Fund; (ii) fees and expenses incurred by the Fund in connection with membership in investment company organizations; (iii) brokers' commissions; (iv) payment for portfolio pricing services to a pricing agent, if any; (v) legal expenses; (vi) interest, insurance premiums, taxes or governmental fees; (vii) clerical expenses of issue, redemption or repurchase of shares of the Fund; (viii) the expenses of and fees for registering or qualifying shares of the Fund for sale and of maintaining the registration of the Fund and registering the Fund as a broker or a dealer; (ix) the fees and expenses of Trustees who are not affiliated with the Advisor; (x) the fees or disbursements of custodians of the Fund's assets, including expenses incurred in the performance of any obligations enumerated by the Declaration of Trust or By-Laws of the Trust insofar as they govern agreements with any such custodian; (xi) costs in connection with annual or special meetings of shareholders, including proxy material preparation, printing and mailing; (xii) charges and expenses of the Trust's auditor; (xiii) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust's business; and (xiv) expenses of an extraordinary and nonrecurring nature.

Transfer Agent. Scudder Investments Service Company ("SISvC") serves as transfer agent of the Trust on behalf of the Fund pursuant to a transfer agency agreement. Under its transfer agency agreement with the Trust, the Transfer Agent maintains the shareholder account records for the Fund, handles certain communications between shareholders and the fund and causes to be distributed any dividends and distributions payable by the Fund. The Transfer Agent may be reimbursed by the fund for its out-of-pocket expenses. Prior to December 16, 2002, Investment Company Capital Corp. ("ICCC") acted as the Fund's transfer and dividend disbursing agent.


Pursuant to a sub-transfer agency agreement between SISvC and DST Systems, Inc. ("DST"), SISvC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are born by SISvC, not by the Fund.


Distributor. The Trust, on behalf of the Fund, has entered into a distribution agreement (the "Distribution Agreement") pursuant to which SDI, 222 South Riverside Plaza, Chicago, IL 60606 as agent, serves as principal underwriter for the continuous offering of shares, including Institutional shares, of the Fund. SDI, an affiliate of the Advisor, is a wholly owned subsidiary of Deutsche Bank AG. SDI has agreed to use its best efforts to solicit orders for the purchase of shares of the Fund, although it is not obligated to sell any particular amount of shares. Class A, B and C shares of the Fund are subject to sales loads and distribution fees. Class R shares of the Fund are subject to distribution fees.

The Distribution Agreement will remain in effect for one year from its effective date and will continue in effect thereafter only if such continuance is specifically approved annually by the Trustees, including a majority of the Trustees who are not parties to the Distribution Agreement or "interested persons" of such parties. The Distribution Agreement with respect to Class A, B and C shares of the Fund was most recently approved on August 21, 2003 by a vote of the Trust's Board of Trustees, including a majority of those Trustees who were not parties to the Distribution Agreement or "interested persons" of any such parties. The Distribution Agreement is terminable, as to the Fund, by vote of the Board of Trustees, or by the holders of a majority of the outstanding shares of the Fund, at any time without penalty on 60 days' written notice to the Distributor. The Distributor may terminate the Distribution Agreement at any time without penalty on 60 days' written notice to the Trust.

Class A, B, C and R Shares Only. In addition, with respect to Class A, B, C and R Shares of the Fund, these classes may enter into shareholder servicing agreements with certain financial institutions to act as shareholder servicing agents, pursuant to which the Distributor will allocate a portion of its distribution fee as compensation for such financial institution's ongoing shareholder services. The Fund may also enter into shareholder servicing agreements pursuant to which the Advisor or its affiliates will provide compensation out of its own resources for ongoing shareholder services. Currently, banking laws and regulations do not prohibit a financial holding company affiliate from acting as distributor or shareholder servicing agent or in other capacities for investment companies. Should future legislative, judicial or administrative action prohibit or restrict the activities of the shareholder servicing agents in connection with the shareholder servicing agreements, the Trust may be required to alter materially or discontinue its arrangements with the shareholder servicing agents. Such financial institutions may impose separate fees in connection with these services and investors should review the Prospectuses and this SAI in conjunction with any such institution's fee schedule.


As compensation for providing distribution and shareholder services as described above for the Class A and R Shares, the Distributor receives an annual fee, paid monthly, equal to 0.25% of the average daily net assets of the Class A and R Shares respectively. With respect to the Class A and Class R Shares, the Distributor expects to allocate up to all of its fee to Participating Dealers and Shareholder Servicing Agents. As compensation for providing distribution and shareholder services as described above for the Class B and C Shares, the Distributor receives an annual fee, paid monthly, equal to 0.75% of their respective average daily net. In addition, with respect to the Class B, C and R Shares, the Distributor receives a shareholder servicing fee at an annual rate of 0.25% of their respective average daily net assets. (See the Prospectuses.)

Distribution Fee   Total Aggregated   Unpaid at October 31, 2003
----------------   ----------------   --------------------------

Class A                $757,289                 $69,990
Class B                $ 10,892                 $ 1,922
Class C                $ 15,588                 $ 2,851
Class R                $      9                 $     9

Shareholder
Servicing Fee      Total Aggregated   Effective Rate
----------------   ----------------   --------------

Class A                 $9,118             0.25%
Class B                 $1,183             0.25%
Class C                 $3,512             0.25%


Pursuant to Rule 12b-1 under the 1940 Act, investment companies may pay distribution expenses, directly or indirectly, only pursuant to a plan adopted by the investment company's board of directors and approved by their shareholders. International Select Equity Fund has adopted plans of distribution for its Class A, B, C and R Shares (the "Plans"). Under each plan, the Fund pays a fee to the Distributor for distribution and other shareholder servicing assistance as set forth in the Distribution Agreement, and the Distributor is authorized to make payments out of its fee to Participating Dealers and Shareholder Servicing Agents. The Plans will remain in effect from year to year as long as specifically approved (a) at least annually by the Board of Trustees and (b) by the affirmative vote of a majority of the Independent Trustees, by votes cast in person at a meeting called for such purpose.

In approving the Plans, the Trustees concluded, in the exercise of their reasonable business judgment, that there was a reasonable likelihood that the Plans would benefit the Fund and their shareholders. The Plans will be renewed only if the Trustees make a similar determination in each subsequent year. The Plans may not be amended to increase materially the fee to be paid pursuant to the Distribution Agreement without the approval of the shareholders of the applicable sales of International Select Equity Fund. The Plans may be terminated at any time by the vote of a majority of the Independent Trustees or by a vote of a majority of the Fund's outstanding shares.

During the continuance of the Plans, the Trustees will be provided for their review, at least quarterly, a written report concerning the payments made under the Plans to the Distributor pursuant to the Distribution Agreement and to participating dealers pursuant to any sub-distribution agreements. Such reports shall be made by the persons authorized to make such payments. In addition, during the continuance of the Plans, the selection and nomination of the Independent Trustees will be committed to the discretion of the Independent Trustees then in office.

Under the Plans, amounts allocated to participating dealers and shareholder servicing agents may not exceed amounts payable to the Distributor under the Plans. Payments under the Plans are made as described above regardless of the Distributor's actual cost of providing distribution services and may be used to pay the Distributor's overhead expenses. If the cost of providing distribution services to the Class A and R Shares is less than 0.25% of the classes' respective average daily net assets for any period or if the cost of providing distribution services to the Class B and C Shares is less than 0.75% of the classes' respective average daily net assets for any period, the unexpended portion of the distribution fees may be retained by the Distributor. The Plans do not provide for any charges to the Fund for excess amounts expended by the Distributor and, if any of the Plans is terminated in accordance with its terms, the obligation of the Fund to make payments to the Distributor pursuant to such Plan will cease and the Fund will not be required to make any payments past the date the Distribution Agreement terminates with respect to that class. In return for payments received pursuant to the Plans, the Distributor pays the distribution-related expenses of the Fund including one or more of the following: advertising expenses; printing and mailing of prospectuses to other than current shareholders; compensation to dealers and sales personnel; and interest, carrying or other financing charges.


                    INVESTMENT CLASS AND CLASS R SHARES ONLY


The Fund has adopted a service plan (the "Plan") with respect to its Investment class and Class R shares which authorizes it to compensate service organizations whose customers invest in Investment class and Class R shares of the Fund for providing certain personal, account administration and/or shareholder liaison services. Pursuant to the Plans, the Fund may enter into agreements with service organizations ("Service Agreements"). Under such Service Agreements or otherwise, the service organizations may perform some or all of the following services: (i) acting as record holder and nominee of all Investment shares beneficially owned by their customers; (ii) establishing and maintaining individual accounts and records with respect to the service shares owned by each customer; (iii) providing facilities to answer inquiries and respond to correspondence from customers about the status of their accounts or about other aspects of the Trust or applicable Fund; (iv) processing and issuing confirmations concerning customer orders to purchase, redeem and exchange Investment shares; (v) receiving and transmitting Fund representing the purchase price or redemption proceeds of such Investment shares; (vi) participant level recordkeeping, sub-accounting, and other administrative services in connection with the entry of purchase and redemption orders for the Plan; (vii) withholding sums required by applicable authorities; (viii) providing daily violation services to the Plans; (ix) paying and filing of all withholding and documentation required by appropriate government agencies; (x) provision of reports, refund and other documents required by tax laws and the Employee Retirement Income Security Act of 1974 ("ERISA"); and (xi) providing prospectuses, proxy materials and other documents of the Fund to participants as may be required by law.

As compensation for such services, each service organization of the Fund is entitled to receive a service fee in an amount up to 0.25% (on an annualized basis) of the average daily net assets of the Fund's Investment class and Class R shares attributable to customers of such service organization. Service organizations may from time to time be required to meet certain other criteria in order to receive service fees.

In accordance with the terms of the Service Plans, the officers of the Trust provide to the Trust's Board of Trustees for their review periodically a written report of services performed by and fees paid to each Service Organization under the Service Agreements and Service Plans.


Pursuant to the Plan, Investment shares of the Fund that are beneficially owned by customers of a service organization will convert automatically to Institutional shares of the Fund in the event that such service organization's Service Agreement expires or is terminated. Customers of a service organization will receive advance notice of any such conversion, and any such conversion will be effected on the basis of the relative net asset values of the two classes of shares involved.

Conflict of interest restrictions (including the Employee Retirement Income Security Act of 1974 ("ERISA") may apply to a service organization's receipt of compensation paid by the Fund in connection with the investment of fiduciary assets in Investment shares of the Fund. Service organizations that are subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions are urged to consult their own legal Advisors before investing fiduciary assets in Investment shares and receiving service fees.


The Trust believes that fiduciaries of ERISA plans may properly receive fees under a Plan if the plan fiduciary otherwise properly discharges its fiduciary duties, including (if applicable) those under ERISA. Under ERISA, a plan fiduciary, such as a trustee or investment manager, must meet the fiduciary responsibility standards set forth in part 4 of Title I of ERISA. Those standards are designed to help ensure that the fiduciary's decisions are made in the best interests of the plan and are not colored by self-interest.

Section 403(c)(1) of ERISA provides, in part, that the assets of a plan shall be held for the exclusive purpose of providing benefits to the plan's participants and their beneficiaries and defraying reasonable expenses of administering the plan. Section 404(a)(1) sets forth a similar requirement on how a plan fiduciary must discharge his or her duties with respect to the plan, and provides further that such fiduciary must act prudently and solely in the interests of the participants and beneficiaries. These basic provisions are supplemented by the per se prohibitions of certain classes of transactions set forth in Section 406 of ERISA.

Section 406(a)(1)(D) of ERISA prohibits a fiduciary of an ERISA plan from causing that plan to engage in a transaction if he knows or should know that the transaction would constitute a direct or indirect transfer to, or use by or for the benefit of, a party in interest, of any assets of that plan. Section 3(14) includes within the definition of "party in interest" with respect to a plan any fiduciary with respect to that plan. Thus, Section 406(a)(1)(D) would not only prohibit a fiduciary from causing the plan to engage in a transaction which would benefit a third person who is a party in interest, but it would also prohibit the fiduciary from similarly benefiting himself. In addition, Section 406(b)(1) specifically prohibits a fiduciary with respect to a plan from dealing with the assets of that plan in his own interest or for his own account. Section 406(b)(3) supplements these provisions by prohibiting a plan fiduciary from receiving any consideration for his own personal account from any party dealing with the plan in connection with a transaction involving the assets of the plan.

In accordance with the foregoing, however, a fiduciary of an ERISA plan may properly receive service fees under a Service Plan if the fees are used for the exclusive purpose of providing benefits to the plan's participants and their beneficiaries or for defraying reasonable expenses of administering the plan for which the plan would otherwise be liable. See, e.g., Department of Labor ERISA Technical Release No. 86-1 (stating a violation of ERISA would not occur where a broker-dealer rebates commission dollars to a plan fiduciary who, in turn, reduces its fees for which plan is otherwise responsible for paying). Thus, the fiduciary duty issues involved in a plan fiduciary's receipt of the service fee must be assessed on a case-by-case basis by the relevant plan fiduciary.


Custodian. Brown Brothers Harriman and Co. (the "Custodian"), 40 Water Street, Boston, Massachusetts 02109, serves as the Trust's custodian pursuant to a Custodian Agreement. Under its custody agreement with the Trust, the Custodian
(i) maintains separate accounts in the name of the Fund, (ii) holds and transfers portfolio securities on account of the Fund, (iii) accepts receipts and makes disbursements of money on behalf of the Fund, (iv) collects and receives all income and other payments and distributions on account of the Fund's portfolio securities and (v) makes periodic reports to the Trust's Board of Trustees concerning the Fund's operations. The Custodian is authorized to select one or more foreign or domestic banks or companies to serve as sub-custodian on behalf of the Fund, pursuant to Rule 17f-5 or the 1940 Act.

Portfolio Transactions. Subject to the general supervision of the Board of Trustees, the Advisor makes decisions with respect to and places orders for all purchases and sales of portfolio securities for the Fund including the allocation of brokerage. In executing portfolio transactions, the Advisor seeks to obtain the best net results for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of the order, difficulty of execution, skill required of the executing broker-dealer and operational facilities of the firm involved. Commission rates, being a component of price, are considered together with such factors. When selecting a broker-dealer to effect portfolio transactions on behalf of the Fund, the Advisor may, provided that it can be done consistently with the policy of obtaining the most favorable net results, consider the activities of the broker-dealer in selling shares of any Scudder-branded (funds marketed with the Scudder name), open-end investment company. The Advisor has informed the Board of each Scudder-branded, open-end investment company of these practices and has undertaken to provide to the Boards regular reports about its selection of broker-dealers to effect portfolio transactions. The Advisor believes that these reports are important because it recognizes that it or its affiliates may derive some benefit from these practices. The Advisor and its affiliates expect that the Fund will benefit by the direction of orders of the Fund to broker-dealers in consideration of those broker-dealers' sales of the Scudder-branded, open-end funds in general. Where transactions are effected on a foreign securities exchange, the Fund employs brokers, generally at fixed commission rates. Commissions on transactions on U.S. securities exchanges are subject to negotiation. Where transactions are effected in the over-the-counter market or third market, the Fund deals with the primary market makers unless a more favorable result is obtainable elsewhere. Fixed income securities purchased or sold on behalf of the Fund normally will be traded in the over-the-counter market on a net basis (i.e. without a commission) through dealers acting for their own account and not as brokers or otherwise through transactions directly with the issuer of the instrument. Some fixed income securities are purchased and sold on an exchange or in over-the-counter transactions conducted on an agency basis involving a commission.

Pursuant to the Management Contract, the Advisor selects broker-dealers in accordance with guidelines established by the Trust's Board of Trustees from time to time and in accordance with Section 28(e) of the Securities Exchange Act of 1934. In assessing the terms available for any transaction, the Advisor considers all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker-dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In addition, the Agreement authorizes the Advisor, subject to the periodic review of the Trust's Board of Trustees, to cause the Fund to pay a broker-dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that the Advisor determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Advisor to the Fund. Such brokerage and research services may consist of pricing information, reports and statistics on specific companies or industries, general summaries of groups of bonds and their comparative earnings and yields, or broad overviews of the securities markets and the economy.


Pursuant to procedures determined by the Trustees and subject to the general policies of the Fund and Section 17(e) of the 1940 Act, the Advisor may place securities transactions with brokers with whom it is affiliated ("Affiliated Brokers").

Section 17(e) of the 1940 Act limits to "the usual and customary broker's commission" the amount which can be paid by the Fund to an Affiliated Broker acting as broker in connection with transactions effected on a securities exchange. The Board, including a majority of the Trustees who are not "interested persons" of the Trust or the Advisor, has adopted procedures designed to comply with the requirements of Section 17(e) of the 1940 Act and

Rule 17e-1 promulgated thereunder to ensure that the broker's commission is "reasonable and fair compared to the commission, fee or other remuneration received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time....".

When selecting a broker-dealer to effect portfolio transactions on behalf of the Fund, the Advisor may, provided that it can be done consistently with the policy of obtaining the most favorable net results, consider the activities of the broker-dealer in selling shares of any Scudder-branded (funds marketed with the Scudder name), open-end investment company. The Advisor has informed the Board of each Scudder-branded, open-end investment company of these practices and has undertaken to provide to the Boards regular reports about its selection of broker-dealers to effect portfolio transactions. The Advisor believes that these reports are important because it recognizes that it or its affiliates may derive some benefit from these practices. The Advisor and its affiliates expect that each of the Fund will benefit by the direction of orders of the Fund to broker-dealers in consideration of those broker-dealers' sales of the Scudder-branded, open-end funds in general.

Deutsche Bank AG or one of its subsidiaries or affiliates may act as one of the agents of the Fund in the purchase and sale of portfolio securities, options or futures transactions when, in the judgment of the Advisor, that firm will be able to obtain a price and execution at least as favorable as other qualified brokers or futures commission merchants. As a broker for the Fund, Deutsche Bank AG or its affiliates may receive brokerage commissions or other transaction-related compensation from the Fund.

For the fiscal period ended October 31, 2001, the Fund paid brokerage commissions in the amount of $229 to Morgan Grenfell & Co., an Affiliated Broker. This represents less than .01% of the aggregate brokerage commissions paid by the Fund in the fiscal year and less than .01% of the aggregate dollar amount of transactions effected by the Fund in the fiscal year.


For the fiscal years ended October 31, 2001, 2002, and 2003 the Fund paid aggregate brokerage commissions of $1,060,740, $1,598,986, and $3,003,164, respectively.


For the fiscal year ended October 31, 2003:


                           Percentage of          Percentage of         Dollar Amount of      Dollar Amount of
                        Commissions Paid to   Transactions Involving   Commissions Paid to      Transactions
                             Affiliated        Commissions Paid to         Brokers for         Allocated for
Name of Fund                  Brokers           Affiliated Brokers      Research Services    Research Services
---------------------   -------------------   ----------------------   -------------------   -----------------
Scudder International          0.01%                  0.01%                  $26,896              $26,896
Select Equity Fund



The Fund is required to identify any securities of its "regular broker or dealers" (as such term is defined in the 1940 Act) that the Fund has acquired during the most recent year. As of October 31, 2003, the Fund did not hold any securities of its regular broker dealers.


                       PURCHASES AND REDEMPTIONS OF SHARES


Shares of the Fund are distributed by Scudder Distributors, Inc. ("SDI" or the "Distributor"). The Fund offers seven classes of shares, Institutional, Investment, Premier and Class A, B, C and R shares. General information on how to buy shares of the Fund is set forth in "Buying and Selling Fund Shares" in the Fund's Prospectuses. The following supplements that information.


Investors may invest in Institutional shares by establishing a shareholder account with the Trust or through an authorized shareholder service agent. In order to make an initial investment in Investment shares of the Fund, an investor must establish an account with a service organization. Investors may invest in Class A, B and C Shares by establishing a shareholder account directly with the Fund's transfer agent or a securities dealer or any financial institution that is authorized to act as a shareholder servicing agent. Investors may invest in Class R Shares only through an employer-sponsored retirement plan. Additionally, the Fund has authorized brokers to accept purchase and redemption orders for Institutional and Investment Class shares, as well as Class A, B, C and R Shares for the Fund. Brokers, including authorized brokers of service organizations, are, in turn, authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. Investors, who invest through brokers, service organizations or their designated intermediaries, may be subject to minimums established by their broker, service organization or designated intermediary.

Policies and procedures affecting transactions in Fund shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by the Fund's agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of the Fund and its agents may occur. Shareholders (or their financial service firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to genuine.

A distribution will be reinvested in shares of the same Fund and class if the distribution check is returned as undeliverable.

Orders will be confirmed at a price based on the net asset value of the Fund next determined after receipt in good order by SDI of the order accompanied by payment. However, orders received by dealers or other financial services firms prior to the determination of net asset value and received in good order by SDI prior to the close of its business day will be confirmed at a price based on the net asset value effective on that day ("trade date").

Certificates. Share certificates will not be issued. Share certificates now in a shareholder's possession may be sent to the transfer agent for cancellation and book-entry credit to such shareholder's account. Certain telephone and other procedures require book-entry holdings. Shareholders with outstanding certificates bear the risk of loss.

Use of Financial Services Firms. Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem the Fund's shares, including higher minimum investments, and may assess transaction or other fees. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services. Firms also may hold the Fund's shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Fund's transfer agent, Scudder Investments Service Company ("SISvC"), will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from the Fund through the Shareholder Service Agent for record-keeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of SDI, may receive compensation from the Fund through the Shareholder Service Agent for these services.

The Fund will be deemed to have received a purchase or redemption order when an authorized broker, service organization or, if applicable, an authorized designee, accepts the order. Shares of the Fund may be purchased or redeemed on any business day at the net asset value next determined after receipt of the order, in good order, by the Transfer Agent. Investors who invest through authorized brokers, service organizations or their designated intermediaries should submit purchase and redemption orders directly to their broker, service organization or designated intermediary. The broker or intermediary may charge you a transaction fee.

Telephone and Electronic Transaction Procedures. Shareholders have various telephone, Internet, wire and other electronic privileges available. The Fund or its agents may be liable for any losses, expenses or costs arising out of fraudulent or unauthorized instructions pursuant to these privileges unless the Fund or its agents reasonably believe, based upon reasonable verification procedures, that the instructions were genuine. Verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations. During periods when it is difficult to contact the Shareholder Service Agent, it may be difficult to use telephone, wire and other privileges.

QuickBuy and QuickSell (not applicable to Class R shares). QuickBuy and QuickSell permits the transfer of money via the Automated Clearing House System (minimum $50, maximum $250,000) from or to a shareholder's bank, savings and loan, or credit union account in connection with the purchase or redemption of Fund shares. Shares purchased by check or through QuickBuy and QuickSell or Direct Deposit may not be redeemed under this privilege until such Shares have been owned for at least 10 days. QuickBuy and QuickSell cannot be used with passbook savings accounts or for certain tax-deferred plans such as IRAs.

Tax-Sheltered Retirement Plans. The Shareholder Service Agent provides retirement plan services and documents and SDI can establish investor accounts in any of the following types of retirement plans:

..    Traditional, Roth and Education IRAs. This includes Savings Incentive Match
     Plan for Employees of Small Employers ("SIMPLE"), Simplified Employee Pension Plan ("SEP") IRA accounts and prototype documents.

..    403(b)(7) Custodial Accounts. This type of plan is available to employees of most non-profit organizations.


..    Prototype money purchase pension and profit-sharing plans may be adopted by employers.


Brochures describing these plans as well as model defined benefit plans, 457 plans, 401(k) plans, simple 401(k) plans and materials for establishing them are available from the Shareholder Service Agent upon request. Additional fees and transaction policies and procedures may apply to such plans. Investors should consult with their own tax advisors before establishing a retirement plan.

Purchases

The Fund reserves the right to withdraw all or any part of the offering made by its prospectus and to reject purchase orders for any reason. Also, from time to time, the Fund may temporarily suspend the offering of any class of its shares to new investors. During the period of such suspension, persons who are already shareholders of such class of such Fund may be permitted to continue to purchase additional shares of such class and to have dividends reinvested.

The Fund reserves the right to reject new account applications without a correct certified Social Security or tax identification number. The Fund also reserves the right, following 30 days' notice, to redeem all shares in accounts without a correct certified Social Security or tax identification number.

The Fund may waive the investment minimum, if any, for purchases by a current or former director or trustee of the Deutsche or Scudder mutual funds, an employee, the employee's spouse or life partner and children or step-children age 21 or younger of Deutsche Bank or its affiliates, or a sub-advisor to any fund in the Scudder family of funds, or a broker-dealer authorized to sell shares of the funds.

Financial Services Firms' Compensation. Banks and other financial services firms may provide administrative services related to order placement and payment to facilitate transactions in shares of the Fund for their clients, and SDI may pay them a transaction fee up to the level of the discount or commission allowable or payable to dealers.


SDI may, from time to time, pay or allow to firms a 1% commission on the amount of shares of the Fund sold under the following conditions: (i) the purchased shares are held in a Scudder IRA account, (ii) the shares are purchased as a direct "roll over" of a distribution from a qualified retirement plan account maintained on a participant subaccount record keeping system provided by SISvC,
(iii) the registered representative placing the trade is a member of ProStar, a group of persons designated by SDI in acknowledgment of their dedication to the employee benefit plan area; and (iv) the purchase is not otherwise subject to a commission. Furthermore, SDI may, from time to time, pay or allow to firms a 0.25% commission on the amount of Class R shares of the Fund sold.


In addition to the discounts or commissions described herein and the prospectus, SDI may pay or allow additional discounts, commissions or promotional incentives, in the form of cash, to firms that sell shares of the Fund. In some instances, such amounts may be offered only to certain firms that sell or are expected to sell during specified time periods certain minimum amounts of shares of the Fund, or other Funds underwritten by SDI.

SDI may re-allow to dealers up to the full applicable Class A sales charge during periods and for transactions specified in such notice and such re-allowances may be based upon attainment of minimum sales levels. During periods when 90% or more of the sales charge is re-allowed, such dealers may be deemed to be underwriters as that term is defined in the 1933 Act. SDI may in its discretion compensate investment dealers or other financial services firms in connection with the sale of Class A shares of the Fund at net asset value in accordance with the Large Order NAV Purchase Privilege and one of the three following compensation schedules up to the following amounts:


          Compensation Schedule #1/(1)/             Compensation Schedule #2/(2)/       Compensation Schedule #3/(2)/
----------------------------------------------    ---------------------------------   ---------------------------------
                                      As a                                 As a                              As a
                                 Percentage of                        Percentage of                       Percentage
         Amount of                    Net          Amount of Shares        Net            Amount of          of Net
        Shares Sold               Asset Value            Sold          Asset Value       Shares Sold      Asset Value
------------------------------   -------------    -----------------   -------------   ----------------   --------------
$1 million to $5 million         1.00%            Under $15 million    0.75%          Over $15 million   0.25%  - 0.50%
Over $5 million to $50 million   0.50%            --                   --             --                 --
Over $50 million                 0.25%            --                   --             --                 --



/(1)/ The commission schedule will be reset on a calendar year basis for sales of shares pursuant to the Large Order NAV Purchase Privilege to employer-sponsored employee benefit plans using the proprietary subaccount record keeping system, made available through Scudder Investments Service Company. For purposes of determining the appropriate commission percentage to be applied to a particular sale under the foregoing schedule, SDI will consider the cumulative amount invested by the purchaser in the Fund and other Funds listed under "Special Features -- Class A Shares -- Combined Purchases," including purchases pursuant to the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features referred to above.

/(2)/ Compensation Schedules 2 and 3 apply to employer sponsored employee benefit plans using the OmniPlus subaccount record keeping system. The Compensation Schedule will be determined based on the value of the conversion assets. Conversion from "Compensation Schedule #2" to "Compensation Schedule #3" is not an automatic process. When a plan's assets grow to exceeding exceed $15 million, the Plan Sponsor must contact their Client Relationship Manager to discuss a conversion to Compensation Schedule #3.






The privilege of purchasing Class A shares of the Fund at net asset value under the Large Order NAV Purchase Privilege is not available if another net asset value purchase privilege also applies.

SDI compensates firms for sales of Class B shares at the time of sale at a commission rate of up to 3.75% of the amount of Class B shares purchased. SDI is compensated by the Fund for services as distributor and principal underwriter for Class B shares. SDI advances to firms the first year distribution fee at a rate of 0.75% of the purchase price of Class C shares. For periods after the first year, SDI currently pays firms for sales of Class C shares of distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm. SDI is compensated by the Fund for services as distributor and principal underwriter for Class C shares.

Class A Purchases. The sales charge scale is applicable to purchases made at one time by any "purchaser" which includes: an individual; or an individual, his or her spouse and children under the age of 21; or a trustee or other fiduciary of a single trust estate or single fiduciary account; or an organization exempt from federal income tax under Section 501(c)(3) or (13) of the Code; or a pension, profit-sharing or other employee benefit plan whether or not qualified under Section 401 of the Code; or other organized group of persons whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company at a discount. In order to qualify for a lower sales charge, all orders from an organized group must be placed through a single investment dealer or other firm and identified as originating from a qualifying purchaser.

The public offering price of Class A shares for purchasers choosing the initial sales charge alternative is the net asset value plus a sales charge, as set forth below.

                                                                     Sales Charge
                                                        ----------------------------------------
                                                                              Allowed to Dealers
                                     As a Percentage    As a Percentage of   as a Percentage of
Amount of Purchase                  of Offering Price    Net Asset Value*       Offering Price
---------------------------------   -----------------   ------------------   -------------------
Less than $50,000                         5.75%               6.10%                 5.20%
$50,000 but less than $100,000            4.50                4.71                  4.00
$100,000 but less than $250,000           3.50                3.63                  3.00
$250,000 but less than $500,000           2.60                2.67                  2.25
$500,000 but less than $1 million         2.00                2.04                  1.75
$1 million and over                       0.00**              0.00**                0.00***

*    Rounded to the nearest one-hundredth percent.


** Redemption of shares may be subject to a contingent deferred sales charge ad discussed below.

***  Commission is payable by SDI as discussed below.

Class A NAV Sales. Class A shares may be sold at net asset value to:


(a)  a current or former director or trustee of Deutsche or Scudder Mutual
     Funds,

(b) an employee, the employee's spouse or life partner and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a sub-advisor to any fund in the Scudder Investments family of funds or a broker-dealer authorized to sell shares of the Fund;

(c) registered representatives and employees of broker-dealers having selling group agreements with SDI and officers, directors and employees of service agents of the Fund, for themselves or their spouses or dependent children;

(d) certain professionals who assist in the promotion of Scudder Funds pursuant to personal services contracts with SDI, for themselves or members of their families. SDI in its discretion may compensate financial services firms for sales of Class A shares under this privilege at a commission rate of 0.50% of the amount of Class A shares purchased;

(e) any trust, pension, profit-sharing or other benefit plan for only such persons listed under the preceding paragraphs (a) and (b);

(f) persons who purchase such shares through bank trust departments that process such trades through an automated, integrated mutual fund clearing program provided by a third party clearing firm;


(g) persons who purchase shares of the Fund through SDI as part of an automated billing and wage deduction program administered by RewardsPlus of America for the benefit of employees of participating employer groups;

(h) selected employees (including their spouses and dependent children) of banks and other financial services firms that provide administrative services related to order placement and payment to facilitate transactions in shares of the Fund for their clients pursuant to an agreement with SDI or one of its affiliates. Only those employees of such banks and other firms who as part of their usual duties provide services related to transactions in Fund shares qualify;


(i) unit investment trusts sponsored by Ranson & Associates, Inc. and unitholders of unit investment trusts sponsored by Ranson & Associates, Inc. or its predecessors through reinvestment programs described in the prospectuses of such trusts that have such programs;


(j) through certain investment advisors registered under the Investment Advisers Act of 1940 and other financial services firms acting solely as agent for their clients that adhere to certain standards established by SDI, including a requirement that such shares be sold for the benefit of their clients participating in an investment advisory program or agency commission program under which such clients pay a fee to the investment advisor or other firm for portfolio management or agency brokerage services. Such shares are sold for investment purposes and on the condition that they will not be resold except through redemption or repurchase by the Fund;

(k) (1) employer sponsored employee benefit plans using the Flex subaccount recordkeeping system ("Flex Plans"), established prior to October 1, 2003, provided that the Flex Plan is a participant-directed plan that has not less than 200 eligible employees; (2) a participant-directed qualified retirement plan described in Code Section 401(a), a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a participant-directed qualified retirement plan described in Code Section 403(b)(7) which is not sponsored by a K-12 school district, provided that the amount invested in Class A shares of the Fund or other Scudder Funds totals at least $1,000,000, including purchases of Class A shares pursuant to the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features referred to below (collectively, the "Large Order NAV Purchase Privilege"); or (3) if you are investing $1 million or more, either as a lump sum or through the Large Order NAV Purchase Privilege (if no other net asset value purchase privilege applies); and


(l) in connection with the acquisition of the assets of or merger or consolidation with another investment company, or to shareholders in connection with the investment or reinvestment of income and capital gain dividends, and under other circumstances deemed appropriate by SDI and consistent with regulatory requirements.

Class A shares also may be purchased at net asset value in any amount by members of the plaintiff class in the proceeding known as Howard and Audrey Tabankin, et al. v. Kemper Short-Term Global Income Fund, et al., Case No. 93 C 5231 (N.D.
IL). This privilege is generally non-transferable and continues for the lifetime of individual class members and for a ten-year period for non-individual class members. To make a purchase at net asset value under this privilege, the investor must, at the time of purchase, submit a written request that the purchase be processed at net asset value pursuant to this privilege specifically identifying the purchaser as a member of the "Tabankin Class." Shares purchased under this privilege will be maintained in a separate account that includes only shares purchased under this privilege. For more details concerning this privilege, class members should refer to the Notice of (1) Proposed Settlement with Defendants; and (2) Hearing to Determine Fairness of Proposed Settlement, dated August 31, 1995, issued in connection with the aforementioned court proceeding. For sales of Fund shares at net asset value pursuant to this privilege, SDI may in its discretion pay investment dealers and other financial services firms a concession, payable quarterly, at an annual rate of up to 0.25% of net assets attributable to such shares maintained and serviced by the firm. A firm becomes eligible for the concession based upon assets in accounts attributable to shares purchased under this privilege in the month after the month of purchase and the concession continues until terminated by SDI. The privilege of purchasing Class A shares of the Fund at net asset value under this privilege is not available if another net asset value purchase privilege also applies.

Class A Quantity Discounts. An investor or the investor's dealer or other financial services firm must notify the Shareholder Service Agent or SDI whenever a quantity discount or reduced sales charge is applicable to a purchase.

For purposes of the Combined Purchases, Letter of Intent and Cumulative Discount features described below, employer sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent may include: (a) Money Market Funds as "Scudder Funds", (b) all classes of shares of any Scudder Fund and (c) the value of any other plan investments, such as guaranteed investment contracts and employer stock, maintained on such subaccount record keeping system.

Combined Purchases. The Fund's Class A shares (or the equivalent) may be purchased at the rate applicable to the sales charge discount bracket attained by combining concurrent investments in Class A shares of any Scudder Funds that bear a sales charge.

Letter of Intent. The same reduced sales charges for Class A shares, as shown in the applicable prospectus, also apply to the aggregate amount of purchases of Class A shares of Scudder Funds that bear a sales charge made by any purchaser within a 24-month period under a written Letter of Intent ("Letter") provided by SDI. The Letter, which imposes no obligation to purchase or sell additional Class A shares, provides for a price adjustment depending upon the actual amount purchased within such period. The Letter provides that the first purchase following execution of the Letter must be at least 5% of the amount of the intended purchase, and that 5% of the amount of the intended purchase normally will be held in escrow in the form of shares pending completion of the intended purchase. If the total investments under the Letter are less than the intended amount and thereby qualify only for a higher sales charge than actually paid, the appropriate number of escrowed shares are redeemed and the proceeds used toward satisfaction of the obligation to pay the increased sales charge. The Letter for an employer-sponsored employee benefit plan maintained on the subaccount record keeping system available through the Shareholder Service Agent may have special provisions regarding payment of any increased sales charge resulting from a failure to complete the intended purchase under the Letter. A shareholder may include the value (at the maximum offering price) of all shares of such Scudder Funds held of record as of the initial purchase date under the Letter as an "accumulation credit" toward the completion of the Letter, but no price adjustment will be made on such shares.

Class A Cumulative Discount. Class A shares of the Fund may also be purchased at the rate applicable to the discount bracket attained by adding to the cost of shares being purchased, the value of all Class A shares of Scudder Funds that bear a sales charge (computed at the maximum offering price at the time of the purchase for which the discount is applicable) already owned by the investor.


Class C Purchases. Class C shares of the Fund are offered at net asset value. No initial sales charge will be imposed. Class C shares sold without an initial sales charge will allow the full amount of the investor's purchase payment to be invested in Class C shares for his or her account. Class C shares are subject to a contingent deferred sales charge and Rule 12b-1 distribution and/or service fee as more fully described in the Fund's prospectus.

Class B Purchases. If you a thinking of making a large purchase in Class B shares or if you already own a large amount of Class A shares in this fund or other Scudder funds, it may be more cost efficient to purchase Class A shares instead. You should consult with your financial advisor to determine which class of shares is appropriate for you.

Multi-Class Suitability. SDI has established the following procedures regarding the purchase of Class A, Class B and Class C Shares. These procedures do not reflect in any way the suitability of a particular class of shares for a particular investor and should not be relied upon as such. A suitability determination must be made by investors with the assistance of their financial advisor. Orders for Class B Shares or Class C Shares for $500,000 or more will be declined with the exception of orders received from employer sponsored employee benefit plans using the Flex subaccount recordkeeping system.


The following provisions apply to the sale of Class A, Class B and Class C Shares to Flex Plans. Class B Shares will not be sold to Flex Plans established on the Flex subaccount recordkeeping system after October 1, 2003. Orders for Class B Shares or Class C Shares for Flex Plans (not including plans under Code
Section 403 (b)(7) sponsored by a K-12 school district) established on the Flex subaccount recordkeeping system prior to October 1, 2002 will be invested instead in Class A Shares at net asset value when the combined subaccount value in the Fund or other Scudder Funds or other eligible assets is in excess of $5 million including purchases pursuant to the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features described below. Flex Plans established prior to October 1, 2002 with eligible assets of less than $5 million may continue to purchase Class B Shares or Class C Shares until October 1, 2005. Flex Plans set-up on the Flex subaccount recordkeeping system after October 1, 2002 will automatically begin purchasing Class A shares at net asset value once the plan's eligible assets reach $1 million. After October 1, 2005, all Flex Plans with eligible assets over $1 million must begin purchasing Class A Shares.

Purchase of Class R, Institutional and Investment Class Shares. Information on how to buy shares is set forth in the section entitled "Buying and Selling Shares" in the Fund's prospectuses. The following supplements that information. The minimum initial investment for Institutional Class shares is $250,000. There is no minimum subsequent investment requirement for the Institutional Class shares. The minimum initial investment for Investment Class shares is $1,000 and the minimum subsequent investment is $50. There are no minimum investments for Class R shares.

Investment Class shares are subject to an annual shareholder servicing fee of 0.25%. Class R shares are subject to an annual distribution and shareholder servicing fee of 0.50% (0.25% distribution fee, 0.25% shareholder service fee). These minimum amounts may be changed at any time in management's discretion.

In order to make an initial investment in Investment Class shares of the Fund, an investor must establish an account with a service organization. Investors may invest in Institutional Class shares by setting up an account directly with SISvC or through an authorized service agent. Investors who establish shareholder accounts directly with SISvC should submit purchase and redemption orders as described in the prospectus. Investors may invest in Class R shares through employer-sponsored retirement plans. Additionally, the Fund has authorized brokers to accept purchase and redemption orders for Institutional and Investment Class and Class R shares for the Fund. Brokers, including authorized brokers of service organizations, are, in turn, authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. Investors who invest through brokers, service organizations or their designated intermediaries may be subject to minimums established by their broker, service organization or designated intermediary.

Investors who invest through authorized brokers, service organizations or their designated intermediaries should submit purchase and redemption orders directly to their broker, service organization or designated intermediary. The broker or intermediary may charge you a transaction fee. The Fund will be deemed to have received a purchase or redemption order when an authorized broker, service organization or, if applicable, an authorized designee, accepts the order. Shares of the Fund may be purchased or redeemed on any Business Day at the net asset value next determined after receipt of the order, in good order, by SISvC.

To sell shares in a retirement account, your request must be made in writing, except for exchanges to other eligible funds in the Scudder Investments family of funds, which can be requested by phone or in writing. For information on retirement distributions, contact your Service Agent or call Shareholder Services at 1-800-621-1048. To sell shares by bank wire you will need to sign up for these services in advance when completing your account application.

Automatic Investment Plan. A shareholder may purchase additional shares of the Fund through an automatic investment program. With the Direct Deposit Purchase Plan ("Direct Deposit"), investments are made automatically (minimum $50 and maximum $250,000) from the shareholder's account at a bank, savings and loan or credit union into the shareholder's Fund account. Termination by a shareholder will become effective within thirty days after the Shareholder Service Agent has received the request. The Fund may immediately terminate a shareholder's Direct Deposit in the event that any item is unpaid by the shareholder's financial institution.

Payroll Investment Plans. A shareholder may purchase shares through Payroll Direct Deposit or Government Direct Deposit. Under these programs, all or a portion of a shareholder's net pay or government check is invested each payment period. A shareholder may terminate participation in these programs by giving written notice to the shareholder's employer or government agency, as appropriate. (A reasonable time to act is required.) The Fund is not responsible for the efficiency of the employer or government agency making the payment or any financial institutions transmitting payments.

Redemptions

The Fund may suspend the right of redemption or delay payment more than seven days (a) during any period when the Exchange is closed other than customary weekend and holiday closings or during any period in which trading on the Exchange is restricted, (b) during any period when an emergency exists as a result of which (i) disposal of the Fund's investments is not reasonably practicable, or (ii) it is not reasonably practicable for the Fund to determine the value of its net assets, or (c) for such other periods as the SEC may by order permit for the protection of the Fund's shareholders.

A request for repurchase (confirmed redemption) may be communicated by a shareholder through a financial services firm to SDI, which firms must promptly submit orders to be effective.

Redemption requests must be unconditional. Redemption requests (and a stock power for certificated shares) must be duly endorsed by the account holder. As specified in the prospectus, signatures may need to be guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other financial institution permitted by SEC rule. Additional documentation may be required, particularly from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.

If the proceeds of the redemption (prior to the imposition of any contingent deferred sales charge) are $100,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor and guardian account holders (excluding custodial accounts for gifts and transfers to minors), provided the trustee, executor or guardian is named in the account registration. Other institutional account holders and guardian account holders of custodial accounts for gifts and transfers to minors may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders, provided that this privilege has been pre-authorized by the institutional account holder or guardian account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. This privilege may not be used to redeem shares held in certificated form and may not be used if the shareholder's account has had an address change within 15 days of the redemption request.

Wires. Delivery of the proceeds of a wire redemption of $250,000 or more may be delayed by the Fund for up to seven days if the Fund or the Shareholder Service Agent deems it appropriate under then-current market conditions. The ability to send wires is limited by the business hours and holidays of the firms involved. The Fund is not responsible for the efficiency of the federal wire system or the account holder's financial services firm or bank. The account holder is responsible for any charges imposed by the account holder's firm or bank. To change the designated account to receive wire redemption proceeds, send a written request to the Fund Shareholder Service Agent with signatures guaranteed as described above or contact the firm through which Fund shares were purchased.

Automatic Withdrawal Plan. The owner of $5,000 or more of a class of the Fund's shares at the offering price (net asset value plus, in the case of Class A shares, the initial sales charge) may provide for the payment from the owner's account of any requested dollar amount to be paid to the owner or a designated payee monthly, quarterly, semiannually or annually. The $5,000 minimum account size is not applicable to IRAs. The minimum periodic payment is $50. The maximum annual rate at which shares, subject to CDSC may be redeemed is 12% of the net asset value of the account. Shares are redeemed so that the payee should receive payment approximately the first of the month. Investors using this Plan must reinvest Fund distributions.


Non-retirement plan shareholders may establish an Automatic Withdrawal Plan (the "Plan") to receive monthly, quarterly or periodic redemptions from his or her account for any designated amount of $50 or more. Shareholders may designate which day they want the automatic withdrawal to be processed. The check amounts may be based on the redemption of a fixed dollar amount, fixed share amount, percent of account value or declining balance. The Plan provides for income dividends and capital gains distributions, if any, to be reinvested in additional Shares. Shares are then liquidated as necessary to provide for withdrawal payments. Since the withdrawals are in amounts selected by the investor and have no relationship to yield or income, payments received cannot be considered as yield or income on the investment and the resulting liquidations may deplete or possibly extinguish the initial investment and any reinvested dividends and capital gains distributions. Any such requests must be received by a Portfolio's transfer agent ten days prior to the date of the first automatic withdrawal. An Automatic Withdrawal Plan may be terminated at any time by the shareholder, the Trust or its agent on written notice, and will be terminated when all Shares of a Portfolio under the Plan have been liquidated or upon receipt by the Trust of notice of death of the shareholder.


The purchase of Class A shares while participating in a systematic withdrawal plan will ordinarily be disadvantageous to the investor because the investor will be paying a sales charge on the purchase of shares at the same time that the investor is redeeming shares upon which a sales charge may have already been paid. Therefore, the Fund will not knowingly permit additional investments of less than $2,000 if the investor is at the same time making systematic withdrawals.

Contingent Deferred Sales Charge (CDSC). The following example will illustrate the operation of the CDSC. Assume that an investor makes a single purchase of $10,000 of the Fund's Class B shares and that 16 months later the value of the shares has grown by $1,000 through reinvested dividends and by an additional $1,000 of share appreciation to a total of $12,000. If the investor were then to redeem the entire $12,000 in share value, the CDSC would be payable only with respect to $10,000 because neither the $1,000 of reinvested dividends nor the $1,000 of share appreciation is subject to the charge. The charge would be at the rate of 3.00% ($300) because it was in the second year after the purchase was made.

The rate of the CDSC is determined by the length of the period of ownership. Investments are tracked on a monthly basis. The period of ownership for this purpose begins the first day of the month in which the order for the investment is received. For example, an investment made in March 2002 will be eligible for the second year's charge if redeemed on or after March 1, 2003. In the event no specific order is requested when redeeming shares subject to a CDSC, the redemption will be made first from shares representing reinvested dividends and then from the earliest purchase of shares. SDI receives any CDSC directly. The charge will not be imposed upon redemption of reinvested dividends or share appreciation.

The Class A CDSC will be waived in the event of:

(a) redemptions by a participant-directed qualified retirement plan described in Code Section 401(a), a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a participant-directed qualified retirement plan described in Code Section 403(b)(7) which is not sponsored by a K-12 school district;

(b) redemptions by employer-sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent;

(c) redemption of shares of a shareholder (including a registered joint owner) who has died;

(d) redemption of shares of a shareholder (including a registered joint owner) who after purchase of the shares being redeemed becomes totally disabled (as evidenced by a determination by the federal Social Security Administration);

(e) redemptions under the Fund's Automatic Withdrawal Plan at a maximum of 12% per year of the net asset value of the account; and

(f) redemptions of shares whose dealer of record at the time of the investment notifies SDI that the dealer waives the discretionary commission applicable to such Large Order NAV Purchase.

The Class B CDSC will be waived for the circumstances set forth in items (c),
(d) and (e) for Class A shares. In addition, this CDSC will be waived:


(a) for redemptions made pursuant to any IRA systematic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in Internal Revenue Code (the "Code")
     Section 72(t)(2)(A)(iv) prior to age 59 1/2;


(b) for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder's Scudder IRA accounts); and

(c) in connection with the following redemptions of shares held by employer sponsored employee benefit plans maintained on the subaccount record keeping system made available by the Shareholder Service Agent: (1) to satisfy participant loan advances (note that loan repayments constitute new purchases for purposes of the CDSC and the conversion privilege), (2) in connection with retirement distributions (limited at any one time to 10% of the total value of plan assets invested in the Fund), (3) in connection with distributions qualifying under the hardship provisions of the Internal Revenue Code and (4) representing returns of excess contributions to such plans.

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The Class C CDSC will be waived for the circumstances set forth in items (b),
(c), (d) and (e) for Class A shares and for the circumstances set forth in items
(a) and (b) for Class B shares. In addition, this CDSC will be waived for:


(a) redemption of shares by an employer sponsored employee benefit plan that offers funds in addition to Scudder Funds and whose dealer of record has waived the advance of the first year administrative service and distribution fees applicable to such shares and agrees to receive such fees quarterly, and

(b) redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system provided the dealer of record had waived the advance of the first year administrative services and distribution fees applicable to such shares and has agreed to receive such fees quarterly.

In-kind Redemptions. The Fund reserves the right to honor any request for redemption or repurchase by making payment in whole or in part in readily marketable securities. These securities will be chosen by the fund and valued as they are for purposes of computing the Fund's net asset value. A shareholder may incur transaction expenses in converting these securities to cash.





Exchanges


Shareholders may request a taxable exchange of their shares for shares of the corresponding class of other Scudder Funds without imposition of a sales charge, subject to the provisions below. For purposes of calculating any CDSC, amounts exchanged retain their original cost and purchase date.

Shares of money market funds that were acquired by purchase (not including shares acquired by dividend reinvestment) are subject to the applicable sales charge on exchange. Series of Scudder Target Fund are available on exchange only during the Offering Period for such series as described in the applicable prospectus. Cash Management Fund Investment, Tax Free Money Fund Investment, New York Tax Free Money Fund Investment, Treasury Money Fund Investment, Money Market Fund Investment, Cash Management Fund Institutional, Cash Reserves Fund Institutional, Treasury Money Fund Institutional, Cash Reserve Fund, Inc.-Prime Series, Cash Reserve Fund, Inc.-Treasury Series, Cash Reserve Fund, Inc.-Tax-Free Series, Cash Equivalent Fund, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund and Investors Cash Trust are available on exchange but only through a financial services firm having a services agreement with SDI. All exchanges among money funds must meet applicable investor eligibility and investment requirements. Exchanges may only be made for funds that are available for sale in the shareholder's state of residence. Currently, Tax-Exempt California Money Market Fund is available for sale only in California and the portfolios of Investors Municipal Cash Fund are available for sale in certain states.

Shares of a Scudder Fund with a value in excess of $1,000,000 acquired by exchange through another Scudder Fund, or from a money market fund, may not be exchanged thereafter until they have been owned for 15 days (the "15-Day Hold Policy"). In addition, shares of a Scudder Fund with a value of $1,000,000 or less acquired by exchange from another Scudder Fund, or from a money market fund, may not be exchanged thereafter until they have been owned for 15 days, if, in the Advisor's judgment, the exchange activity may have an adverse effect on the fund. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the Scudder Fund and therefore may be subject to the 15-Day Hold Policy. For purposes of determining whether the 15-Day Hold Policy applies to a particular exchange, the value of the shares to be exchanged shall be computed by aggregating the value of shares being exchanged for all accounts under common control, discretion or advice, including, without limitation, accounts administered by a financial services firm offering market timing, asset allocation or similar services. Money market funds are not subject to the 15-Day Hold Policy.

Shareholders must obtain prospectuses of the Fund or funds they are exchanging into from dealers, other firms or SDI.

Automatic Exchange Plan (not applicable to Class R shares). The owner of $1,000 or more of any class of shares of a Scudder Fund may authorize the automatic exchange of a specified amount ($50 minimum) of such shares for shares of the same class of another such Scudder Fund. Exchanges will be made automatically until the shareholder or the Fund terminates the privilege. Exchanges are subject to the terms and conditions described above.

Multi-Class Conversions. For purposes of conversion to Class A shares, shares purchased through the reinvestment of dividends and other distributions paid with respect to Class B shares in a shareholder's Fund account will be converted to Class A shares on a pro rata basis.

Dividends

The Fund intends to follow the practice of distributing substantially all of its investment company taxable income, which includes any excess of net realized short-term capital gains over net realized long-term capital losses. The Fund may follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. However, the Fund may retain all or part of such gain for reinvestment, after paying the related federal taxes for which shareholders may then be able to claim a credit against their federal tax liability. If the Fund does not distribute the amount of capital gain and/or ordinary income required to be distributed by an excise tax provision of the Code, the Fund may be subject to that excise tax. In certain circumstances, the Fund may determine that it is in the interest of shareholders to distribute less than the required amount.

The Fund intends to distribute dividends from its net investment income, if any, annually. The Fund intends to distribute net realized capital gains after utilization of capital loss carryforwards, if any, in December to prevent application of a federal excise tax. An additional distribution may be made, if necessary.

Any dividends or capital gains distributions declared in October, November or December with a record date in such a month and paid during the following January will be treated by shareholders for federal income tax purposes as if received on December 31 of the calendar year declared.





The level of income dividends per share (as a percentage of net asset value) will be lower for Class B and Class C Shares than for Class A Shares primarily as a result of the higher distribution services fee applicable to Class B and Class C Shares. Distributions of capital gains, if any, will be paid in the same amount for each class.

Income and capital gain dividends, if any, of the Fund will be credited to shareholder accounts in full and fractional shares of the same class of the Fund at net asset value on the reinvestment date, except that, upon written request to the Shareholder Service Agent, a shareholder may select one of the following options:

1. To receive income and short-term capital gain dividends in cash and long-term capital gain dividends in shares of the same class at net asset value; or

2.   To receive income and capital gain dividends in cash.


Dividends will be reinvested in shares of the same class of the Fund unless shareholders indicate in writing that they wish to receive them in cash or in shares of other Scudder Funds with multiple classes of shares or Scudder Funds as provided in the prospectus. See "Combined Purchases" for a listing of such other funds. To use this privilege of investing dividends of the Fund in shares of another Scudder Fund, shareholders must maintain a minimum account value of $1,000 in the Fund distributing the dividends. The Fund will reinvest dividend checks (and future dividends) in shares of that same Fund and class if checks are returned as undeliverable. Dividends and other distributions of the Fund in the aggregate amount of $10 or less are automatically reinvested in shares of the Fund unless the shareholder requests that such policy not be applied to the shareholder's account.


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

If an investment is in the form of a retirement plan, all dividends and capital gains distributions must be reinvested into the shareholder's account.

If a shareholder has elected to reinvest any dividends and/or other distributions, such distributions will be made in shares of that Fund and confirmations will be mailed to each shareholder. If a shareholder has chosen to receive cash, a check will be sent. Distributions of investment company taxable income and net realized capital gains are taxable, whether made in shares or cash.

Each distribution is accompanied by a brief explanation of the form and character of the distribution. The characterization of distributions on such correspondence may differ from the characterization for federal tax purposes. In January of each year, the Fund issues to each shareholder a statement of the federal income tax status of all distributions in the prior calendar year.

The Fund may at any time vary its foregoing dividend practices and, therefore, reserves the right from time to time to either distribute or retain for reinvestment such of its net investment income and its net short-term and long-term capital gains as its Board determines appropriate under the then current circumstances. In particular, and without limiting the foregoing, the Fund may make additional distributions of net investment income or capital gain net income in order to satisfy the minimum distribution requirements contained in the Code.

                                NET ASSET VALUE

The net asset value of shares of the Fund is computed as of the close of regular trading on the New York Stock Exchange (the "Exchange") on each day the Exchange is open for trading (the "Value Time"). The Exchange is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the value of the total assets of the fund attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding. The per share net asset value may be lower for certain classes of the Fund because of higher expenses borne by these classes.

An equity security is valued at its most recent sale price on the relevant exchange or over-the-counter ("OTC") market as of the Value Time. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the "Calculated Mean") on such exchange or OTC market as of the Value Time. If it is not possible to determine the Calculated Mean, the security is valued at the most recent bid quotation on such exchange or OTC market as of the Value Time. In the case of certain foreign exchanges or OTC markets, the closing price reported by the exchange or OTC market (which may sometimes be referred to as the " official close" or the "official closing price" or other similar term) will be considered the most recent sale price. If a security is traded on more than one exchange, or upon one or more exchanges and in the OTC market, quotations are taken from the market in which the security is traded most extensively.

Debt securities are valued as follows. Money market instruments purchased with an original or remaining maturity of 60 days or less, maturing at par, are valued at amortized cost. Other money market instruments are valued based on information obtained from an approved pricing agent or, if such information is not readily available, by using matrix pricing techniques (formula driven calculations based primarily on current market yields). Bank loans are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, based on quotations or evaluated prices obtained from one or more broker-dealers. Privately placed debt securities, other than Rule 144A debt securities, initially are valued at cost and thereafter based on all relevant factors including type of security, size of holding and restrictions on disposition. Municipal debt securities are valued at prices supplied by an approved pricing agent (which are intended to reflect the bid prices), if available, and otherwise at the average of the means based on the most recent bid and asked quotations or evaluated prices obtained from two broker-dealers. Other debt securities not addressed above are valued at prices supplied by an approved pricing agent, if available, and otherwise at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. If it is not possible to value a particular debt security pursuant to the above methods, the security is valued on the basis of factors including (but not limited to) maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded.

An exchange-traded option contract on securities, currencies and other financial instruments is valued at its most recent sale price on the relevant exchange. Lacking any sales, the option contract is valued at the Calculated Mean. If it is not possible to determine the Calculated Mean, the option contract is valued at the most recent bid quotation in the case of a purchased option contract or the most recent asked quotation in the case of a written option contract, in each case as of the Value Time. An option contract on securities, currencies and other financial instruments traded in the OTC market is valued on the Value Date at the evaluated price provided by the broker-dealer with which it was traded. Futures contracts (and options thereon) are valued at the most recent settlement price, if available, on the exchange on which they are traded most extensively. With the exception of stock index futures, contracts which trade on the Chicago Mercantile Exchange, closing settlement times are prior to the close of trading on the New York Stock Exchange. For stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement prices are normally available at approximately 4:20 Eastern time. If no settlement price is available, the last traded price on such exchange will be used.

Following the valuations of securities or other portfolio assets in terms of the currency in which the market quotation used is expressed ("Local Currency"), the value of these portfolio assets in terms of US dollars is calculated by converting the Local Currency into US dollars at the prevailing currency exchange rate on the valuation date.


If market quotations for a portfolio asset are not readily available or the value of a portfolio asset as determined in accordance with Board approved procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of the Fund's Pricing Committee (or, in some cases, the Board's Valuation Committee), represents fair market value. The value of other portfolio holdings owned by the Fund is determined in a manner which is intended to fairly reflect the fair market value of the asset on the valuation date, based on valuation procedures adopted by the Fund's Board and overseen primarily by the Fund's Pricing Committee.


                                      TAXES

The following is intended to be a general summary of certain federal income tax consequences of investing in the Fund. It is not intended as a complete discussion of all such consequences, nor does it purport to deal with all categories of investors. Investors are therefore advised to consult with their tax advisors before making an investment in the Fund.

Taxation of the Fund. The Fund has elected to be treated as a regulated investment company under Subchapter M of the Code and has qualified as such since its inception. The Fund intends to continue to so qualify in each taxable year as required under the Code in order to avoid payment of federal income tax at the Fund level. In order to qualify as a regulated investment company, the Fund must meet certain requirements regarding the source of its income, the diversification of its assets, and the distribution of its income:

(a) The Fund must derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies.

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


(b) The Fund must diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items, U.S. government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer of such other securities to a value not greater than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities (other than those of the U.S. government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses.


(c) The Fund is required to distribute to its shareholders at least 90% of its taxable and tax-exempt net investment income (including the excess of net short-term capital gain over net long-term capital losses) and generally is not subject to federal income tax to the extent that it distributes annually such net investment income and net realized capital gains in the manner required under the Code.

If for any taxable year the Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders), and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income. Such distributions would be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

The Fund is subject to a 4% nondeductible excise tax on amounts required to be but not distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund's taxable ordinary income for the calendar year and at least 98% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 (in most cases) of such year as well as amounts that were neither distributed nor taxed to the Fund during the prior calendar year. Although the Fund's distribution policies should enable it to avoid excise tax liability, the Fund may retain (and be subject to income or excise tax on) a portion of its capital gain or other income if it appears to be in the interest of the Fund.

Taxation of Fund distributions. Distributions from the Fund generally will be taxable to shareholders as ordinary income to the extent derived from investment income and net short-term capital gains. Distributions of net capital gains (that is, the excess of net gains from the sale of capital assets held more than one year over net losses from the sale of capital assets held for not more than one year) properly designated as capital gain dividends will be taxable to shareholders as long-term capital gain, regardless of how long a shareholder has held the shares in the Fund.

Long-term capital gain rates applicable to individuals have been temporarily reduced--in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets--for taxable years beginning on or before December 31, 2008.


For taxable years beginning on or before December 31, 2008, "qualified dividend income" received by an individual will be taxed at the rates applicable to long-term capital gain. Qualified dividend income does not include interest from fixed-income securities. In order for some portion of the dividends received by the Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio. The shareholder must meet holding period and other requirements with respect to the Fund's shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 120-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 180-day period


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

beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest. In order for a dividend paid by a foreign corporation to constitute "qualified dividend income," the foreign corporation must (1) be eligible for the benefits of a comprehensive income tax treaty with the United States (or the stock on which the dividend is paid must be readily tradable on an established securities market in the United States), and (2) not be treated as a foreign personal holding company, foreign investment company, or passive foreign investment company.

In general, distributions of investment income designated by a regulated investment company as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual, provided the shareholder meets the holding period and other requirements described above with respect to the Fund's shares.


Only qualified dividend income received by the Fund after December 31, 2002 is eligible for pass-through treatment. If the aggregate qualified dividends received by the Fund during any taxable year are 95% or more of its gross income (excluding net long-term capital gain over net short-term capital loss), then 100% of the Fund's dividends (other than properly designated capital gain dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term "gross income" is the excess of net short-term capital gain over net long-term capital loss.

Capital gains distributions may be reduced if Fund capital loss carryforwards are available. Any capital loss carryforwards and any post-October loss deferrals to which the Fund is entitled are disclosed in the Fund's annual and semi-annual reports to shareholders.


All distributions by the Fund result in a reduction in the net asset value of the Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a partial return of capital upon the distribution, which will nevertheless be taxable to them.

Sale or redemption of shares. The sale, exchange or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other substantially identical shares of the Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.


Dividends received deduction. It is not anticipated that dividends from domestic corporations will comprise a substantial part of the Fund's gross income. If any such dividends constitute a portion of the Fund's gross income, a portion of the income distributions of the Fund may be eligible for the 70% deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends that so qualify. The dividends-received deduction is reduced to the extent the shares of the Fund with respect to which the dividends are received are treated as debt-financed under federal income tax law and is eliminated if either the Fund shares or the dividend-paying shares are deemed to have been held by the the shareholder or the Fund, as the case may be, for less than 46 days during the 90-day period beginning 45 days before the shares become ex-dividend.


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


Foreign Taxation. Foreign withholding or other foreign taxes with respect to income (possibly including, in some cases, capital gains) on certain foreign securities may occur. These taxes may be reduced or eliminated under the terms of an applicable U.S. income tax treaty. If more than 50% of the value of the Fund's total assets consists of securities issued by foreign corporations at the close of the taxable year of the Fund, the Fund may be eligible to pass through to shareholders their proportionate share of any foreign taxes paid by the Fund, with the result that shareholders may be able to include in income, and if more than 50% of the value of the Fund's total assets consists of securities issued by foreign corporations at the close of the taxable year of the Fund, be entitled to take any credits or deductions for such foreign taxes.


Passive Foreign Investment Companies. Equity investments by the Fund in certain "passive foreign investment companies" ("PFICs") could potentially subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to the Fund shareholders. However, the Fund may elect to avoid the imposition of that tax. For example, the Fund may elect to treat a PFIC as a "qualified electing fund" (a "QEF election"), in which case the Fund will be required to include its share of the company's income and net capital gains annually, regardless of whether it receives any distribution from the company. The Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund's taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund's total return. Dividends paid by PFICs will not be eligible to be treated as "qualified dividend income."

Tax effects of certain transactions. The Fund's use of options, futures contracts, forward contracts (to the extent permitted) and certain other Strategic Transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income, defer losses, cause adjustments in the holding periods of portfolio securities, convert capital gains into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to investors.

Transactions in foreign currencies, foreign investment currency-denominated debt securities and certain foreign currency options, futures contracts, forward contracts and similar instruments (to the extent permitted) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

The Fund's investment in zero coupon bonds and other debt obligations having original issue discount may cause the Fund to recognize taxable income in excess of any cash received from the investment.

Under current law, the Fund serves to block unrelated business taxable income ("UBTI") from being realized by its tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund if either: (1) the Fund invests in real estate investment trusts ("REITs") that hold residual interests in real estate mortgage investment conduits ("REMICs"); or (2) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). If a charitable remainder trust (as defined in Code Section 664) realizes any UBTI for a taxable year, it will lose its tax-exempt status for the year. The Fund may invest in REITs that hold residual interests in REMICs.

Other tax considerations. Under the backup withholding provisions of the Code, redemption proceeds as well as distributions may be subject to federal income tax withholding for certain shareholders, including those who fail to furnish the Fund with their taxpayer identification numbers and certifications as to their tax status.

Shareholders of the Fund may be subject to state and local taxes on distributions received from the Fund and on redemptions of the Fund's shares. Any shareholder who is not a U.S. Person (as such term is defined in the Code) should consider the U.S. and foreign tax consequences of ownership of shares of the Fund, including the possibility that such a shareholder may be subject to U.S. withholding tax on amounts constituting ordinary income received by him or her, where such amounts are treated as income from U.S. sources under the Code.


Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisers to determine the suitability of shares of the Fund as an investment through such plans and the precise effect of an investment on their particular tax situation.

Under recently promulgated Treasury regulations, if a shareholder recognizes a loss with respect to the Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

                       GENERAL INFORMATION ABOUT THE TRUST

General. The Trust was formed as a business trust under the laws of the State of Delaware on September 13, 1993, and commenced investment operations on January 3, 1994. The Board of Trustees of the Trust is responsible for the overall management and supervision of the affairs of the Trust. The Declaration of Trust authorizes the Board of Trustees to create separate investment series or portfolios of shares. As of the date hereof, the Trustees have established the Fund described in this SAI and nine additional series. The Declaration of Trust further authorizes the Trust to classify or reclassify any series or portfolio of shares into one or more classes. As of the date hereof, the Trustees have established seven classes of shares: Premier shares, Institutional shares, Investment shares, Class A Shares, Class B Shares, Class C Shares and Class R Shares.


The shares of each class represent an interest in the same portfolio of investments of the Fund. Each class has equal rights as to voting, redemption, dividends and liquidations, and each class may bear other expenses properly attributable to the particular class. Also, holders of Class A, B, C and R shares and Investment shares of the Fund have exclusive voting rights with respect to the service plan/12b-1 plan adopted by the Fund.


When issued, shares of the Fund are fully paid and nonassessable. In the event of liquidation, shareholders are entitled to share pro rata in the net assets of the applicable Fund available for distribution to shareholders. Shares of the Fund entitle their holders to one vote per share, are freely transferable and have no preemptive, subscription or conversion rights.


Shares of the Fund will be voted separately with respect to matters pertaining to that Fund except for the election of Trustees and the ratification of independent accountants. For example, shareholders of the Fund are required to approve the adoption of any investment advisory agreement relating to the Fund and any change in the fundamental investment restrictions of the Fund. The Trust does not intend to hold shareholder meetings, except as may be required by the 1940 Act. The Trust's Declaration of Trust provides that special meetings of shareholders shall be called for any purpose, including the removal of a Trustee, upon written request of shareholders entitled to vote at least 10% of the outstanding shares of the Trust, or Fund, as the case may be. In addition, if ten or more shareholders of record who have held shares for at least six months and who hold in the aggregate either shares having a net asset value of $25,000 or 1% of the outstanding shares, whichever is less, seek to call a meeting for the purpose of removing a Trustee, the Trust has agreed to provide certain information to such shareholders and generally to assist their efforts.


In the event of a liquidation or dissolution of the Trust or the Fund, shareholders of the Fund would be entitled to receive the assets available for distribution belonging to such Fund. Shareholders of the Fund are entitled to participate in the net distributable assets of the Fund involved on liquidation, based on the number of shares of the Fund that are held by each shareholder.






Shareholder And Trustee Liability. The Trust is organized as a Delaware business trust and, under Delaware law, the shareholders of a business trust are not generally subject to liability for the debts or obligations of the trust. Similarly, Delaware law provides that the Fund will not be liable for the debts or obligations of any other fund in the Trust. However, no similar statutory or other authority limiting business trust shareholder liability exists in other states. As a result, to the extent that a Delaware business trust or a shareholder is subject to the jurisdiction of the courts in such other states, the courts may not apply Delaware law and may thereby subject the Delaware business trust shareholders to liability. To guard against this risk, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust. Notice of such disclaimer will normally be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification by the relevant Fund for any loss suffered by a shareholder as a result of an obligation of the Fund. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. The Trustees believe that, in view of the above, the risk of personal liability of shareholders is remote.

The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

                         ANNUAL AND SEMI-ANNUAL REPORTS

Shareholders of the Fund receive an annual report containing audited financial statements and a semi-annual report. All transactions in shares of the Fund and dividends and distributions paid by the fund are reflected in confirmations issued by the Transfer Agent at the time of the transaction and/or in monthly statements issued by the Transfer Agent. A year-to-date statement will be provided by the Transfer Agent.

                      CONSIDERATION FOR PURCHASES OF SHARES

The Trust generally will not issue shares of the Fund for consideration other than cash. At the Trust's sole discretion, however, it may issue fund shares for consideration other than cash in connection with an acquisition of portfolio securities (other than municipal debt securities issued by state political subdivisions or their agencies or instrumentalities) or pursuant to a bona fide purchase of assets, merger or other reorganization, provided the securities meet the investment objectives and policies of the fund and are acquired by the Fund for investment and not for resale. An exchange of securities for fund shares will generally be a taxable transaction to the shareholder.

                             ADDITIONAL INFORMATION


                              INDEPENDENT AUDITORS


PricewaterhouseCoopers LLP, 160 Federal Street, Boston, MA 02110, serves as the Fund's independent accountants.

                             REGISTRATION STATEMENT

The Fund's prospectus and this SAI omit certain information contained in the Registration Statement and its amendments which the Fund has filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statement for further information with respect to the Fund and the securities offered hereby.

The Trust has filed with the SEC, 450 Fifth Street, N.W., Washington, D.C. 20549, a Registration Statement under the 1933 Act with respect to the securities of the Fund and certain other series of the Trust. If further information is desired with respect to the Trust, the Fund or such other series, reference is made to the Registration Statement and the exhibits filed as a part thereof. The Registration Statement and its amendments are available for inspection by the public at the SEC in Washington, D.C.

                              FINANCIAL STATEMENTS

The Fund's audited financial statements, for the classes of shares it makes available, for the year ended October 31, 2003 are included in, and incorporated by reference into, this Statement of Additional Information from the Annual Report to Shareholders of the Fund in reliance upon the reports of PricewaterhouseCoopers LLP, the Fund's independent accountants, as experts in accounting and auditing.

Internet Access

World Wide Web Site -- The address of the Scudder Fund site is www.scudder.com. This site offers guidance on global investing and developing strategies to help meet financial goals and provides access to the Scudder investor relations department via e-mail. The site also enables users to access or view Fund prospectuses and profiles with links between summary information in Fund Summaries and details in the Prospectus. Users can fill out new account forms on-line, order free software, and request literature on the Fund.

Account Access -- Scudder Fund is among the first mutual fund families to allow shareholders to manage their fund accounts through the World Wide Web. Scudder Fund shareholders can view a snapshot of current holdings, review account activity and move assets between Scudder Fund accounts.

Scudder Fund's personal portfolio capabilities -- known as SEAS (Scudder Electronic Account Services) -- are accessible only by current Scudder Fund shareholders who have set up a Personal Page on Scudder's Web site. Using a secure Web browser, shareholders sign on to their account with their Social Security number and their SAIL password. As an additional security measure, users can change their current password or disable access to their portfolio through the World Wide Web.

An Account Activity option reveals a financial history of transactions for an account, with trade dates, type and amount of transaction, share price and number of shares traded. For users who wish to trade shares between Scudder Fund, the Fund Exchange option provides a step-by-step procedure to exchange shares among existing fund accounts or to new Scudder Fund accounts.





Other Information

The CUSIP numbers for each class of the Fund are:

International Select Equity Fund                Institutional Class:   81116P105
                                                Investment Class:      81116P204
                                                Premier Class:         81116P303
                                                Class A Shares:        81116P402
                                                Class B Shares:        81116P501
                                                Class C Shares:        81116P600
                                                Class R Shares:        81116P576

The Fund has a fiscal year ending October 31st.

                                   APPENDIX A

Bond and Commercial Paper Ratings

Set forth below are descriptions of ratings which represent opinions as to the quality of the securities. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality.

Moody's Investors Service, Inc.'s Corporate Bond Ratings

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safe-guarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Moody's Investors Service, Inc.'s Short-Term Debt Ratings

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of one year.

Issuers rated Prime-1 or P-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 or P-1 repayment ability will often be evidenced by many of the following characteristics:

Leading market positions in well established industries.

High rates of return on Fund employed.

Conservative capitalization structure with moderate reliance on debt and ample asset protection.

Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

Well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 or P-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.


Standard & Poor's Division of The McGraw-Hill Companies, Inc. ("Standard & Poor's") Corporate Bond Ratings


Investment Grade

AAA: Debt rated AAA has the highest rating assigned by S&P's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Speculative Grade

Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC: Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC: The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

C: The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

C1: The Rating C1 is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NY: Bonds may lack a S&P's rating because no public rating has been requested, because there is insufficient information on which to base a rating, or because S&P's does not rate a particular type of obligation as a matter of policy.


Standard & Poor's Commercial Paper Ratings


A: S&P's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".

A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

Fitch Investors Service, Inc. Bond Ratings

Investment Grade

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+".

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

High Yield Grade

BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, and D: Bonds are in default of interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

Plus (+) or Minus (-): The ratings from AA to C may be modified by the addition of a plus or minus sign to indicate the relative position of a credit within the rating category.

NR: Indicates that Fitch does not rate the specific issue.

Conditional: A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

Fitch Investors Service, Inc. Short-Term Ratings

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+".

F-2: Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the "F-1+" and "F-1 " categories.

F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

Duff & Phelps Bond Ratings

Investment Grade

AAA: Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA+, AA, and AA-: High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A+, A, and A-: Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

BBB+, BBB, and BBB-: Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

High Yield Grade

BB+, BB, and BB-: Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

B+, B, and B-: Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

CCC: Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

Preferred stocks are rated on the same scale as bonds but the preferred rating gives weight to its more junior position in the capital structure. Structured financings are also rated on this scale.

Duff & Phelps Paper/Certificates of Deposit Ratings

Category 1: Top Grade

Duff 1 plus: Highest certainty of timely payment. Short-term liquidity including internal operating factors and/or ready access to alternative sources of Fund, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

Duff 1: Very high certainty of timely payment. Liquidity factors are excellent and supported by good Fundamental protection factors. Risk factors are minor.

Duff 1 minus: High certainty of timely payment. Liquidity factors are strong and supported by good Fundamental protection factors. Risk factors are very small.

Category 2: Good Grade

Duff 2: Good certainty of timely payment. Liquidity factors and company Fundamentals are sound. Although ongoing Funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

Category 3: Satisfactory Grade

Duff 3: Satisfactory liquidity and other protection factors qualify issue as to investment grade. Risk factors are larger and subject to more variation. Nevertheless timely payment is expected.

No ratings are issued for companies whose paper is not deemed to be of investment grade.

Bonds which are unrated expose the investor to risks with respect to capacity to pay interest or repay principal which are similar to the risks of lower-rated bonds. The Fund is dependent on the investment Advisor's or investment sub-Advisor's judgment, analysis and experience in the evaluation of such bonds.

Investors should note that the assignment of a rating to a bond by a rating service may not reflect the effect of recent developments on the issuer's ability to make interest and principal payments.

Note:
1 The ratings indicated herein are believed to be the most recent ratings available at the date of this SAI for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which would be given to these securities on the date of the Fund's fiscal year end.

SCUDDER MG INVESTMENTS TRUST
One South Street
Baltimore, MD 21202

INVESTMENT ADVISOR
Deutsche Asset Management Investment Services Limited
One Appold Street
London, England

ADMINISTRATOR
Deutsche Asset Management, Inc.
345 Park Avenue
New York, NY 10154

DISTRIBUTOR
Scudder Distributors, Inc.
222 South Riverside Plaza
Chicago, IL 60606

CUSTODIAN
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

TRANSFER AGENT
Scudder Investments Service Company
222 South Riverside Plaza
Chicago, IL 60606

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
160 Federal Street
Boston, MA 02110


LEGAL COUNSEL
Willkie Farr & Gallagher LLP
787 Seventh Ave.
New York, NY 10019


SERVICE INFORMATION


Existing accounts, new accounts, prospectuses, the SAI, applications, service forms, telephone exchanges, share price and performance -- 1-800-621-1048.

                            PART C. OTHER INFORMATION

Item 23.          Exhibits

Except as noted, the following exhibits are being filed herewith:

         (a)(1)               Agreement and Declaration of Trust of Registrant dated September 13, 1993, as amended.  /1/

         (a)(2)               Certificate of Amendment dated May 13, 2003.  /9/

         (b)                  Amended By-Laws of Registrant.  /1/

         (c)                  See Articles III, IV, and V of the Agreement and Declaration of Trust (exhibit
                              (a)) and Article II of the Amended By-Laws (exhibit (b)). /1/

         (d)(1)               Subadvisory Contract between Deutsche Asset Management Investment Services
                              Limited (formerly Morgan Grenfell Investment Services Ltd.), Deutsche Asset
                              Management Investment, Inc. (formerly Morgan Grenfell Inc.) and Registrant, on behalf of Total Return Bond Fund. /2/

         (d)(2)               Form of Investment Advisory Agreement between Deutsche Asset Management
                              Investment Services Limited and the Registrant, on behalf of International Select
                              Equity Fund and Emerging Markets Debt Fund, dated July 30, 2002. /7/

         (d)(3)               Investment Advisory Agreement between Deutsche Asset Management, Inc. and
                              Registrant, on behalf of  Fixed Income Fund, Municipal Bond Fund, Short Duration
                              Fund, Short-Term Municipal Bond Fund, High Income Plus Fund, Total Return Bond
                              Fund, European Equity Fund, Micro Cap Fund, dated July 20, 2003.  /9/

         (d)(4)               Form of Amendment to Investment Sub-Advisory Agreement between Scudder Investment
                              MG Trust, Deutsche Asset Management, Inc., and Deutsche Asset Management
                              Investment Services Limited, on behalf of Scudder European Equity Fund.  (Filed herein.)

         (e)(1)               Distribution Agreement between Scudder Distributors, Inc., and the Registrant on behalf of all of its series, dated August 19, 2002.  /6/

         (e)(2)               Appendix A to Distribution Agreement between Scudder Distributors, Inc, and
                              Registrant, dated July 28, 2003.  /9/

         (f)                  Not Applicable.

         (g) (1)              Custody Agreement dated as of August 24, 1998 between Brown Brothers Harriman &
                              Co. and Registrant, on behalf of all of its series. /2/

         (g) (2)              Custody Agreement dated April 1, 2003 between State Street Bank and Trust Company and Registrant, on behalf of all its series.  /9/

         (h)(1)               Administration Agreement dated as of August 27, 1998 between Deutsche Asset
                              Management, Inc. and Registrant, on behalf of all of its series.  /2/


                                       2

         (h)(2)               Transfer Agency Agreement dated December 16, 2002, between Scudder Investment
                              Services Company and Registrant, on behalf of each of its series.  /6/

         (h)(3)               Termination of Accounting Agency Agreement dated September 8, 1998 among Brown
                              Brothers Harriman & Co., Morgan Grenfell Inc. (formerly Morgan Grenfell Capital
                              Management, Inc.) and Registrant on behalf of all of its series. /5/

         (h)(3)(i)            Accounting Services Agreement dated September 1, 2000, among Investment Company
                              Capital Corp., Deutsche Asset Management, Inc. and Registrant on behalf of
                              Short-Term Fixed Income, Short-Term Municipal Bond, Municipal Bond and Fixed
                              Income. /4/

         (h)(3)(ii)           Appendix A dated May 15, 2001 to Accounting Services Agreement dated September 1,
                              2000, among Investment Company Capital Corp., Deutsche Asset Management, Inc. and
                              Registrant on behalf of all its series.  (Filed herein.)

         (h)(3)(iii)          Delegation Agreement dated as of August 24, 1998 between Brown Brothers Harriman
                              & Co. and Registrant on behalf of International Select Equity Fund, Global Equity
                              Fund, European Equity Fund, New Asia Fund, International Small Cap Equity Fund,
                              Japanese Small Cap Equity Fund, European Small Cap Equity Fund, Morgan Grenfell
                              Emerging Markets Equity Fund, Core Global Fixed Income Fund, Global Fixed Income
                              Fund, International Fixed Income Fund, Morgan Grenfell Emerging Markets Debt and
                              Emerging Local Currency Debt Fund. /2/

         (h)(3)(iv)           Fund Accounting Agreement between Investment Company Capital Corp. and Scudder
                              Fund Accounting Corp. dated June 3, 2002.  (Filed herein.)



         (h)(4)(i)            Form of Expense Limitation Agreement dated March 1, 2004 between Deutsche Asset
                              Management  Inc. and Registrant, on behalf of each class of shares listed in
                              Exhibit A. /9/

         (h)(4)(ii)           Form of Expense Limitation Agreement dated March 1, 2004 between Deutsche Asset
                              Management  Inc. and Registrant, on behalf of each class of shares listed in
                              Exhibit A. /9/

         (h)(4)(iii)          Form of Expense Limitation Agreement dated March 1, 2004 between Deutsche Asset
                              Management, Inc. and Registrant, on behalf of each class of shares listed on
                              Exhibit A.  (Filed herein.)

         (i)                  Opinion of Legal Counsel.  (Filed herein.)

         (j)                  Consent of Independent Accountants. (Filed herein.)

         (k)                  Not Applicable.

         (l)                  Share Purchase Agreement dated as of December 29, 1993 between Registrant and SEI
                              Financial Management Corporation. /3/

         (m)(1)               Distribution (Rule 12b-1) Plan(s), dated October 1, 2003.  /8/

                                       3

         (m)(2)               Amended and Restated Service Plan, dated February 17, 2000. (Filed herein.)

         (n)                  Amended Rule 18f-3 Plan, dated June 23, 2003. (Filed herein.)

         (p)(1)               Fund and Advisers' Codes of Ethics. /4/

         (p)(2)               Code of Ethics for Deutsche Asset Management - U.S., dated January 1, 2004 /22/

         (q)                  Power of Attorney.  (Filed herein.)

--------------------

/1/ Filed as an exhibit to Post-Effective Amendment No. 9 to Registrant's Registration Statement on February 15, 1996 (accession number 0000950146-96-00221) and incorporated by reference herein.

/2/ Filed as an exhibit to Post-Effective Amendment No. 20 to Registrant's Registration Statement on December 28, 1998 (accession number 0001047469-98-045270) and incorporated by reference herein.

/3/ Filed as an exhibit to Post-Effective Amendment No. 16 to Registrant's Registration Statement on February 11, 1997 (accession number 0000950146-97-000164) and incorporated by reference herein.

/4/ Filed as an exhibit to Post-Effective Amendment No. 26 to Registrant's Registration Statement on September 29, 2000 (accession number 0000950169-00-001215) and incorporated by reference herein.

/5/ Filed as an exhibit to Post-Effective Amendment No. 44 to Registrant's Registration Statement on February 28, 2002 (accession number 0000935069-02-000162) and incorporated by reference herein.

/6/ Filed as an exhibit to Post-Effective Amendment No. 50 to Registrant's Registration Statement on February 4, 2003 (accession number 0000088053-03-000153)and incorporated by reference herein.

/7/ Filed as an exhibit to Post-Effective Amendment No. 51 to Registrant's Registration Statement on February 28, 2003 (accession number 0000088053-03-000272) and incorporated by reference herein.

/8/ Filed as an exhibit to Post-Effective Amendment No. 55 to Registrant's Registration Statement on October 1, 2003 (accession number 0000088053-03-000844) and incorporated by reference herein.

/9/ Filed as an exhibit to Post-Effective Amendment No. 58 to the Registrant's Registration Statement on January 28, 2004 (accession number 0000088053-04-000093) and incorporated by reference herein.

Item 24.          Persons Controlled By or Under Common Control With Registrant

                  The Registrant does not directly or indirectly control any person.

Item 25.          Indemnification

                  Article III, Section 7 and Article VII, Section 2 of the Registrant's Agreement and Declaration of Trust and Article VI of the Registrant's By-Laws provide for indemnification of the Registrant's trustees and officers under certain circumstances.

Item 26.          Business And Other Connections of Investment Adviser

                  During the last two fiscal years, no director or officer of Deutsche Asset Management, Inc., (File No. 801-27291) the Funds' investment advisor, has engaged in any other business, profession, vocation, or employment of a substantial nature other than that of the business of investment management and through affiliates, investment banking.

Item 27.          Principal Underwriters

                  (a)

                  Scudder Distributors, Inc. acts as principal underwriter of the Registrant's shares and acts as principal underwriter for certain registered open-end management investment companies and exclusive placement agent for certain master portfolios managed by Deutsche Investment Management Americas Inc. and Deutsche Asset Management Inc.

                  (b)

                  Information on the officers and directors of Scudder Distributors, Inc., principal underwriter for the Registrant, is set forth below. The principal business address is 222 South Riverside Plaza, Chicago, Illinois 60606.

             (1)                                  (2)                                          (3)

Scudder Distributors, Inc.
Name and Principal            Positions and Offices with                  Positions and
Business Address              Scudder Distributors, Inc.                  Offices with Registrant
----------------              --------------------------                  -----------------------

Thomas F. Eggers              Chairman and Director                       None
345 Park Avenue
New York, NY 10154

Jonathan R. Baum              Chief Executive Officer, President and      None
345 Park Avenue               Director
New York, NY 10154

Michael L. Gallagher          Vice President and Director                 None
222 South Riverside Plaza
Chicago, IL  60606

John W. Edwards, Jr.          Chief Financial Officer and Treasurer       None
60 Wall St.
New York, NY  10005

C. Perry Moore                Chief Operating Officer and Vice President  None
222 South Riverside Plaza
Chicago, IL  60606

Caroline Pearson              Secretary                                   Assistant Secretary
Two International Place
Boston, MA  02110-4103

Linda J. Wondrack             Vice President and Chief Compliance Officer None
Two International Place
Boston, MA  02110-4103

David Edlin                   Vice President                              None
222 South Riverside Plaza
Chicago, IL  60606

                                       5

             (1)                                  (2)                                          (3)

Scudder Distributors, Inc.
Name and Principal            Positions and Offices with                  Positions and
Business Address              Scudder Distributors, Inc.                  Offices with Registrant
----------------              --------------------------                  -----------------------

Robert Froelich               Vice President                              None
222 South Riverside Plaza
Chicago, IL  60606

M. Patrick Donovan            Vice President                              None
Two International Place
Boston, MA  02110-4103

Kenneth P. Murphy             Vice President                              Vice President and Anti-Money Laundering
Two International Place                                                   Officer
Boston, MA  02110-4103

Philip J. Collora             Assistant Secretary                         None
222 South Riverside Plaza
Chicago, IL  60606

         (c)      Not applicable

Item 28.          Location of Accounts and Records

All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 through 31a-3 promulgated thereunder are maintained at one of the following locations:

Deutsche Asset Management                           One South Street
                                                    Baltimore, MD 21202

Deutsche Asset Management, Inc.                     345 Park Avenue
(Advisor, Administrator)                            New York, NY 10017

Scudder Distributors, Inc. (Distributor)            222 South Riverside Plaza
                                                    Chicago, IL 60606

Scudder Investment Services Company                 811 Main Street
(Transfer Agent)                                    Kansas City, Missouri 64105

Brown Brothers Harriman & Co.                       40 Water Street
(Custodian)                                         Boston, MA 02109

State Street Bank and                               225 Franklin Street
Trust Company                                       Boston, MA 02110
(Custodian)

Item 29.          Management Services

                  Not Applicable.

Item 30.          Undertaking

                  Not Applicable.

                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Baltimore and the State of Maryland on the 25th day of February, 2004.

                                          SCUDDER MG INVESTMENTS TRUST

                                          By:  /s/ Richard T. Hale
                                               ---------------------
                                              Richard T. Hale
                                              Chief Executive Officer

         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

SIGNATURE                                   TITLE                                        DATE
---------                                   -----                                        ----
/s/Richard T. Hale
--------------------------------------
Richard T. Hale                             Trustee, Chairman and Chief Executive        February 25, 2004
                                            Officer

/s/ Charles A. Rizzo
--------------------------------------
Charles A. Rizzo                            Treasurer                                    February 25, 2004

/s/Richard R. Burt
--------------------------------------
Richard R. Burt*                            Trustee                                      February 25, 2004

/s/S. Leland Dill
--------------------------------------
S. Leland Dill*                             Trustee                                      February 25, 2004

/s/Martin J. Gruber
--------------------------------------
Martin J. Gruber*                           Trustee                                      February 25, 2004

/s/Joseph R. Hardiman
--------------------------------------
Joseph R. Hardiman*                         Trustee                                      February 25, 2004

/s/Richard J. Herring
--------------------------------------
Richard J. Herring*                         Trustee                                      February 25, 2004

/s/Graham E. Jones
--------------------------------------
Graham E. Jones*                            Trustee                                      February 25, 2004

/s/Rebecca W. Rimel
--------------------------------------
Rebecca W. Rimel*                           Trustee                                      February 25, 2004

/s/Philip Saunders, Jr.
--------------------------------------
Philip Saunders, Jr.*                       Trustee                                      February 25, 2004

/s/William N. Searcy
--------------------------------------
William N. Searcy*                          Trustee                                      February 25, 2004







/s/Robert H. Wadsworth                      Trustee                                      February 25, 2004
--------------------------------------
Robert H. Wadsworth*



*By:      /s/Caroline Pearson
          ----------------------
          Caroline Pearson**
          Assistant Secretary

** Attorney-in-fact pursuant to the powers of attorney contained in and incorporated by reference to Post-Effective Amendment No. 46 to the Registration Statement, as filed on December 3, 2002.

                                                      1933 Act File No. 33-68704
                                                      1940 Act File No. 811-8006


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    EXHIBITS

                                       TO

                                    FORM N-1A

                         POST-EFFECTIVE AMENDMENT NO. 60

                            TO REGISTRATION STATEMENT

                                      UNDER

                           THE SECURITIES ACT OF 1933

                                       AND

                                AMENDMENT NO. 61

                            TO REGISTRATION STATEMENT

                                      UNDER

                       THE INVESTMENT COMPANY ACT OF 1940



                          SCUDDER MG INVESTMENTS TRUST

                          SCUDDER MG INVESTMENTS TRUST

                                  EXHIBIT INDEX

                                     (d)(4)
                                   (h)(3)(ii)
                                   (h)(3)(iv)
                                   (h)(4)(iii)
                                       (i)
                                       (j)
                                     (m)(2)
                                       (n)
                                       (q)


                                       8